UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.         Reports to Stockholders.

MainStay VP Cornerstone Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	12.44%	18.81%	10.46%	5.19%	0.77%
Service Class Shares	6/5/2003	12.30	18.51	10.18	4.92	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	13.99%	20.42%	15.30%	8.91%
S&P 500® Index[3]	9.34	17.90	14.63	7.18
Average Lipper Variable Products Multi-Cap Growth Portfolio[4]	15.32	20.16	13.39	7.49

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth portfolios typically have above-average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,124.40	$3.95	$1,021.10	$3.76	0.75%

Service Class Shares	$1,000.00	$1,123.00	$5.26	$1,019.80	$5.01	1.00%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cornerstone Growth Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Internet Software & Services	9.0%
Technology Hardware, Storage & Peripherals	8.0
Software	7.7
Health Care Providers & Services	6.4
Hotels, Restaurants & Leisure	6.0
Biotechnology	5.7
Internet & Direct Marketing Retail	5.6
Semiconductors & Semiconductor Equipment	5.4
IT Services	5.2
Specialty Retail	4.5
Media	3.7
Equity Real Estate Investment Trusts (REITs)	2.7
Tobacco	2.5
Aerospace & Defense	2.4
Beverages	2.0
Capital Markets	2.0
Industrial Conglomerates	1.8
Health Care Equipment & Supplies	1.6
Machinery	1.5
Electronic Equipment, Instruments & Components	1.4
Airlines	1.2
Chemicals	1.2
Food Products	1.1
Insurance	1.1
Containers & Packaging	1.0

Banks	0.9%
Household Durables	0.9
Diversified Consumer Services	0.6
Diversified Telecommunication Services	0.6
Life Sciences Tools & Services	0.6
Professional Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Trading Companies & Distributors	0.6
Oil, Gas & Consumable Fuels	0.5
Pharmaceuticals	0.5
Air Freight & Logistics	0.4
Automobiles	0.4
Commercial Services & Supplies	0.4
Wireless Telecommunication Services	0.4
Communications Equipment	0.3
Health Care Technology	0.3
Household Products	0.3
Auto Components	0.2
Food & Staples Retailing	0.1
Road & Rail	0.1
Personal Products	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	Home Depot, Inc.

7.	UnitedHealth Group, Inc.

8.	Altria Group, Inc.

9.	Comcast Corp. Class A

10.	AbbVie, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Cornerstone Growth Portfolio returned 12.44% for Initial Class shares and 12.30% for Service Class shares. Over the same period, both share classes underperformed the 13.99% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark. Over the same period, both share classes outperformed the 9.34% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 15.32% return of the Average Lipper2 Variable Products Multi-Cap Growth Portfolio for the six months ended June 30, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection detracted from the Portfolio’s performance relative to the Russell 1000® Growth Index during the reporting period. Allocation effects—being overweight or underweight specific sectors as a result of the Portfolio’s bottom-up stock selection process—had a modestly negative impact on relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the industrials, consumer discretionary and telecommunication services sectors made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The contributions in these sectors were driven by favorable stock selection.

The weakest sector contributions to the Portfolio’s relative performance came from the health care, materials and energy sectors. Unfavorable stock selection detracted in health care and materials. An overweight position in the underperforming energy sector—and an underweight position in the outperforming health care sector—also detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was technology company Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. E-commerce company Amazon.com also performed well, led by strong growth in its online retail platform and its web services business. The Portfolio’s position in social media company Facebook delivered strong absolute performance, aided by strong user adoption of the company’s platform and strong trends in advertising revenue.

On an absolute basis, the Portfolio’s weakest stock performer was steel producer United States Steel, which declined after reporting operating results well below expectations on continued weakness and supply concerns within the commodity segment. Akamai Technologies was another Portfolio holding that was weak on an absolute basis. The company optimizes and secures content and business applications over the Internet, and its stock fell on declining trends in the media segment of Akamai Technologies’ business. Brinker International, an owner and operator of casual-dining restaurants such as the Chili’s franchise, was also weak. The stock came under pressure because of slowing sales.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new positions in health care distribution company McKesson and tobacco company Phillip Morris International, moving the Portfolio to overweight positions relative to the Russell 1000® Growth Index in these stocks. We believed that McKesson had exhibited attractive cash flow–based valuation and improving price and earnings trends. We believed that Phillip Morris International had maintained a reasonable valuation perspective and that the company had also exhibited strong earnings trends.

The Portfolio exited positions in defense contractor Northrop Grumman and in food services company Sysco. The Portfolio sold its position in Northrop Grumman because of what we considered to be an expensive valuation and a lack of earnings growth potential. Sysco was sold mainly because of poor cash flows and deteriorating industry trends.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the Russell 1000® Growth Index in health care and real estate. Over the same period, the Portfolio

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Cornerstone Growth Portfolio

modestly reduced its weightings relative to the Index in information technology and energy.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held modestly overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in industrials and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 2.4%
Boeing Co.	37,090	$7,334,548
Lockheed Martin Corp.	9,835	2,730,294
Spirit AeroSystems Holdings, Inc. Class A	25,861	1,498,386

		11,563,228

Air Freight & Logistics 0.4%
United Parcel Service, Inc. Class B	3,762	416,039
XPO Logistics, Inc. (a)	21,598	1,395,879

		1,811,918

Airlines 1.2%
Copa Holdings S.A. Class A	10,932	1,279,044
Southwest Airlines Co.	67,439	4,190,659

		5,469,703

Auto Components 0.2%
Lear Corp.	7,802	1,108,508

Automobiles 0.4%
Tesla, Inc. (a)	4,979	1,800,456

Banks 0.3%
Bank of America Corp.	28,423	689,542
First Hawaiian, Inc.	6,880	210,666
JPMorgan Chase & Co.	4,569	417,606

		1,317,814

Beverages 2.0%
Coca-Cola Co.	59,133	2,652,115
Constellation Brands, Inc. Class A	9,659	1,871,238
PepsiCo., Inc.	41,461	4,788,331

		9,311,684

Biotechnology 5.7%
♦AbbVie, Inc.	102,506	7,432,710
Amgen, Inc.	35,484	6,111,409
Biogen, Inc. (a)	8,268	2,243,605
Celgene Corp. (a)	27,524	3,574,542
Gilead Sciences, Inc.	84,844	6,005,258
United Therapeutics Corp. (a)	10,440	1,354,381

		26,721,905

Capital Markets 2.0%
Lazard, Ltd. Class A	56,628	2,623,575
LPL Financial Holdings, Inc.	63,599	2,700,414
S&P Global, Inc.	28,715	4,192,103

		9,516,092

Chemicals 1.2%
Chemours Co.	36,494	1,383,852
E.I. du Pont de Nemours & Co.	20,196	1,630,019

	Shares	Value
Chemicals (continued)
Huntsman Corp.	51,602	$1,333,396
Olin Corp.	41,335	1,251,624

		5,598,891

Commercial Services & Supplies 0.4%
Pitney Bowes, Inc.	112,278	1,695,398

Communications Equipment 0.3%
F5 Networks, Inc. (a)	10,113	1,284,958

Containers & Packaging 1.0%
Berry Plastics Group, Inc. (a)	50,243	2,864,353
Owens-Illinois, Inc. (a)	7,212	172,511
Silgan Holdings, Inc.	59,387	1,887,319

		4,924,183

Diversified Consumer Services 0.6%
H&R Block, Inc.	92,016	2,844,215

Diversified Telecommunication Services 0.6%
SBA Communications Corp. (a)	11,853	1,598,970
Verizon Communications, Inc.	26,351	1,176,835

		2,775,805

Electronic Equipment, Instruments & Components 1.4%
Corning, Inc.	43,087	1,294,764
Jabil, Inc.	89,445	2,610,900
Zebra Technologies Corp. Class A (a)	24,838	2,496,716

		6,402,380

Equity Real Estate Investment Trusts (REITs) 2.7%
American Tower Corp.	36,243	4,795,674
Digital Realty Trust, Inc.	1,340	151,353
Gaming and Leisure Properties, Inc.	34,634	1,304,663
Lamar Advertising Co. Class A	38,859	2,858,856
Outfront Media, Inc.	111,774	2,584,215
Public Storage	3,468	723,182
Senior Housing Properties Trust	9,509	194,364

		12,612,307

Food & Staples Retailing 0.1%
Costco Wholesale Corp.	2,341	374,396
CVS Health Corp.	4,278	344,208

		718,604

Food Products 1.1%
Conagra Brands, Inc.	7,096	253,753
Flowers Foods, Inc.	71,944	1,245,351
Pilgrim’s Pride Corp. (a)	107,889	2,364,927
Tyson Foods, Inc. Class A	23,839	1,493,036

		5,357,067

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 1.6%
Alere, Inc. (a)	24,844	$1,246,920
Baxter International, Inc.	46,546	2,817,895
Becton Dickinson & Co.	2,521	491,872
Cooper Cos., Inc.	2,662	637,336
Danaher Corp.	3,296	278,149
Hologic, Inc. (a)	36,907	1,674,840
IDEXX Laboratories, Inc. (a)	3,397	548,344
Medtronic PLC	280	24,850

		7,720,206

Health Care Providers & Services 6.4%
Aetna, Inc.	7,771	1,179,871
Anthem, Inc.	11,220	2,110,819
Centene Corp. (a)	36,440	2,910,827
Cigna Corp.	21,591	3,614,117
Humana, Inc.	16,651	4,006,564
McKesson Corp.	21,340	3,511,283
♦UnitedHealth Group, Inc.	52,983	9,824,108
WellCare Health Plans, Inc. (a)	16,409	2,946,400

		30,103,989

Health Care Technology 0.3%
Cerner Corp. (a)	24,345	1,618,212

Hotels, Restaurants & Leisure 6.0%
Aramark	70,694	2,897,040
Brinker International, Inc.	32,066	1,221,715
Carnival Corp.	15,844	1,038,891
Choice Hotels International, Inc.	716	46,003
Darden Restaurants, Inc.	33,971	3,072,337
Extended Stay America, Inc.	141,191	2,733,458
Las Vegas Sands Corp.	56,577	3,614,705
McDonald’s Corp.	38,623	5,915,499
Norwegian Cruise Line Holdings, Ltd. (a)	8,631	468,577
Royal Caribbean Cruises, Ltd.	6,236	681,158
Six Flags Entertainment Corp.	22,925	1,366,559
Starbucks Corp.	14,339	836,107
Wyndham Worldwide Corp.	30,315	3,043,929
Wynn Resorts, Ltd.	337	45,198
Yum China Holdings, Inc. (a)	13,410	528,756
Yum! Brands, Inc.	14,055	1,036,697

		28,546,629

Household Durables 0.9%
NVR, Inc. (a)	1,246	3,003,620
Tempur Sealy International, Inc. (a)	23,714	1,266,091

		4,269,711

Household Products 0.3%
Spectrum Brands Holdings, Inc.	10,781	1,348,056

Industrial Conglomerates 1.8%
3M Co.	30,085	6,263,396

	Shares	Value
Industrial Conglomerates (continued)
Honeywell International, Inc.	16,451	$2,192,754

		8,456,150

Insurance 1.1%
Assurant, Inc.	12,207	1,265,744
Athene Holding, Ltd. Class A (a)	25,085	1,244,467
Lincoln National Corp.	280	18,922
Progressive Corp.	28,660	1,263,620
XL Group, Ltd.	29,795	1,305,021

		5,097,774

Internet & Direct Marketing Retail 5.6%
♦Amazon.com, Inc. (a)	18,521	17,928,328
Expedia, Inc.	22,797	3,395,613
Liberty Interactive Corp. QVC Group Class A (a)	118,127	2,898,837
Netflix, Inc. (a)	135	20,170
Priceline Group, Inc. (a)	1,129	2,111,817

		26,354,765

Internet Software & Services 9.0%
Akamai Technologies, Inc. (a)	30,021	1,495,346
♦Alphabet, Inc.(a)
Class A	11,413	10,610,438
Class C	11,617	10,556,716
eBay, Inc. (a)	59,872	2,090,730
♦Facebook, Inc. Class A (a)	92,471	13,961,272
IAC / InterActiveCorp (a)	13,495	1,393,224
VeriSign, Inc. (a)	24,834	2,308,569

		42,416,295

IT Services 5.2%
Accenture PLC Class A	4,278	529,103
Alliance Data Systems Corp.	5,787	1,485,465
CoreLogic, Inc. (a)	15,294	663,454
CSRA, Inc.	37,299	1,184,243
DXC Technology Co.	973	74,649
First Data Corp. Class A (a)	156,723	2,852,359
International Business Machines Corp.	12,767	1,963,948
Mastercard, Inc. Class A	38,514	4,677,525
Total System Services, Inc.	43,974	2,561,485
Visa, Inc. Class A	75,859	7,114,057
Western Union Co.	86,850	1,654,492

		24,760,780

Life Sciences Tools & Services 0.6%
Charles River Laboratories International, Inc. (a)	6,753	683,066
VWR Corp. (a)	28,986	956,828
Waters Corp. (a)	7,456	1,370,711

		3,010,605

Machinery 1.5%
Caterpillar, Inc.	24,447	2,627,075
Cummins, Inc.	8,676	1,407,421
Deere & Co.	16,185	2,000,304

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Fortive Corp.	5,484	$347,411
Toro Co.	13,427	930,357

		7,312,568

Media 3.7%
Charter Communications, Inc. Class A (a)	158	53,222
♦Comcast Corp. Class A	212,766	8,280,853
DISH Network Corp. Class A (a)	3,838	240,873
Lions Gate Entertainment Corp. Class A	55,937	1,578,542
Live Nation Entertainment, Inc. (a)	16,071	560,074
Scripps Networks Interactive, Inc. Class A	15,450	1,055,390
Time Warner, Inc.	3,917	393,306
Walt Disney Co.	48,970	5,203,062

		17,365,322

Oil, Gas & Consumable Fuels 0.5%
ONEOK, Inc.	17,011	887,294
Williams Cos., Inc.	46,392	1,404,750

		2,292,044

Personal Products 0.0%‡
Nu Skin Enterprises, Inc., Class A	390	24,508

Pharmaceuticals 0.5%
Bristol-Myers Squibb Co.	10,320	575,030
Eli Lilly & Co.	14,117	1,161,829
Johnson & Johnson	3,130	414,068

		2,150,927

Professional Services 0.6%
Robert Half International, Inc.	58,951	2,825,521

Road & Rail 0.1%
Union Pacific Corp.	2,970	323,463

Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	96,704	3,994,842
Broadcom, Ltd.	10,246	2,387,830
Cree, Inc. (a)	21,976	541,709
First Solar, Inc. (a)	35,167	1,402,460
KLA-Tencor Corp.	32,365	2,961,721
Lam Research Corp.	22,995	3,252,183
Micron Technology, Inc. (a)	75,061	2,241,322
NVIDIA Corp.	12,563	1,816,107
ON Semiconductor Corp. (a)	180,999	2,541,226
Qorvo, Inc. (a)	12,747	807,140
Skyworks Solutions, Inc.	32,423	3,110,987
Texas Instruments, Inc.	8,653	665,675

		25,723,202

	Shares	Value
Software 7.7%
Activision Blizzard, Inc.	70,601	$4,064,500
Adobe Systems, Inc. (a)	5,693	805,218
Cadence Design Systems, Inc. (a)	88,171	2,952,847
Citrix Systems, Inc. (a)	6,196	493,078
Dell Technologies, Inc. Class V (a)	4,042	247,007
Electronic Arts, Inc. (a)	15,732	1,663,187
♦Microsoft Corp.	341,907	23,567,649
Nuance Communications, Inc. (a)	19,417	338,050
Take-Two Interactive Software, Inc. (a)	19,008	1,394,807
VMware, Inc. Class A (a)	10,094	882,518

		36,408,861

Specialty Retail 4.5%
Best Buy Co., Inc.	48,703	2,792,143
Burlington Stores, Inc. (a)	2,033	187,016
GameStop Corp. Class A	52,346	1,131,197
Gap, Inc.	26,800	589,332
♦Home Depot, Inc.	64,466	9,889,084
Lowe’s Cos., Inc.	66,589	5,162,645
Signet Jewelers, Ltd.	23,433	1,481,903

		21,233,320

Technology Hardware, Storage & Peripherals 8.0%
♦Apple, Inc.	223,907	32,247,086
HP, Inc.	68,115	1,190,650
NCR Corp. (a)	45,095	1,841,680
Western Digital Corp.	29,778	2,638,331

		37,917,747

Textiles, Apparel & Luxury Goods 0.6%
Michael Kors Holdings, Ltd. (a)	75,826	2,748,693
NIKE, Inc. Class B	4,743	279,837

		3,028,530

Tobacco 2.5%
♦Altria Group, Inc.	113,497	8,452,122
Philip Morris International, Inc.	28,292	3,322,895

		11,775,017

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	27,057	3,049,594

Wireless Telecommunication Services 0.4%
T-Mobile U.S., Inc. (a)	29,982	1,817,509

Total Common Stocks (Cost $412,109,642)		469,786,421

Exchange-Traded Funds 0.6% (b)
iShares Russell 1000 Growth ETF	24,630	2,931,463

Total Exchange-Traded Funds (Cost $2,893,716)		2,931,463

12	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0% ‡
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $166,278 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $170,000 and a Market Value of $172,849)	$166,276	$166,276

Total Short-Term Investment (Cost $166,276)		166,276

Total Investments (Cost $415,169,634) (c)	100.0%	472,884,160
Other Assets, Less Liabilities	(0.0)‡	(234,857)
Net Assets	100.0%	$472,649,303
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2017, cost was $415,550,975 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$63,269,611
Gross unrealized depreciation	(5,936,426)

Net unrealized appreciation	$57,333,185

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$469,786,421	$—	$—	$469,786,421
Exchange-Traded Funds Equity Funds	2,931,463	—	—	2,931,463
Short-Term Investment Repurchase Agreement	—	166,276	—	166,276

Total Investments in Securities	$472,717,884	$166,276	$—	$472,884,160

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $415,169,634)	$472,884,160
Receivables:
Dividends and interest	303,186
Fund shares sold	18,067
Other assets	2,285

Total assets	473,207,698

Liabilities
Payables:
Manager (See Note 3)	275,489
Fund shares redeemed	188,798
Shareholder communication	49,415
Professional fees	23,921
NYLIFE Distributors (See Note 3)	13,013
Custodian	2,704
Trustees	724
Accrued expenses	4,331

Total liabilities	558,395

Net assets	$472,649,303

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,622
Additional paid-in capital	398,907,406

398,925,028
Undistributed net investment income	3,173,225
Accumulated net realized gain (loss) on investments	12,836,524
Net unrealized appreciation (depreciation) on investments	57,714,526

Net assets	$472,649,303

Initial Class
Net assets applicable to outstanding shares	$409,906,559

Shares of beneficial interest outstanding	15,255,884

Net asset value per share outstanding	$26.87

Service Class
Net assets applicable to outstanding shares	$62,742,744

Shares of beneficial interest outstanding	2,365,775

Net asset value per share outstanding	$26.52

14	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$3,683,817
Interest	95

Total income	3,683,912

Expenses
Manager (See Note 3)	1,572,887
Distribution/Service—Service Class (See Note 3)	76,311
Shareholder communication	58,035
Professional fees	33,156
Trustees	5,262
Custodian	3,959
Miscellaneous	9,762

Total expenses	1,759,372

Net investment income (loss)	1,924,540

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	9,512,515
Net change in unrealized appreciation (depreciation) on investments	40,093,841

Net realized and unrealized gain (loss) on investments	49,606,356

Net increase (decrease) in net assets resulting from operations	$51,530,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,924,540	$1,247,959
Net realized gain (loss) on investments	9,512,515	5,334,451
Net change in unrealized appreciation (depreciation) on investments	40,093,841	(6,347,528)

Net increase (decrease) in net assets resulting from operations	51,530,896	234,882

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(549,429)

From net realized gain on investments:
Initial Class	—	(29,462,402)
Service Class	—	(5,192,207)

	—	(34,654,609)

Total dividends and distributions to shareholders	—	(35,204,038)

Capital share transactions:
Net proceeds from sale of shares	52,963,742	10,067,980
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	35,204,038
Cost of shares redeemed	(27,693,696)	(48,979,279)

Increase (decrease) in net assets derived from capital share transactions	25,270,046	(3,707,261)

Net increase (decrease) in net assets	76,800,942	(38,676,417)

Net Assets
Beginning of period	395,848,361	434,524,778

End of period	$472,649,303	$395,848,361

Undistributed net investment income at end of period	$3,173,225	$1,248,685

16	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$23.90		$26.09		$29.42	$34.19	$27.64	$24.14

Net investment income (loss)	0.11	(a)	0.09	(a)	0.04 (a)	0.01 (a)	0.19 (a)	0.31
Net realized and unrealized gain (loss) on investments	2.86		(0.02)		0.58	2.63	6.62	3.30

Total from investment operations	2.97		0.07		0.62	2.64	6.81	3.61

Less dividends and distributions:
From net investment income	—		(0.04)		—	(0.23)	(0.26)	(0.11)
From net realized gain on investments	—		(2.22)		(3.95)	(7.18)	—	—

Total dividends and distributions	—		(2.26)		(3.95)	(7.41)	(0.26)	(0.11)

Net asset value at end of period	$26.87		$23.90		$26.09	$29.42	$34.19	$27.64

Total investment return (b)	12.43	%(c)	0.40%		2.58%	8.81%	24.71%	14.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89	%††	0.35	%(d)	0.15%	0.02%	0.61%	1.04%
Net expenses	0.75	%††	0.76	%(e)	0.73%	0.73%	0.71%	0.65%
Portfolio turnover rate	71%		177%		112%	88%	164%	42%
Net assets at end of period (in 000’s)	$409,907		$337,401		$370,679	$405,444	$522,795	$368,442

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016		2015		2014		2013	2012
Net asset value at beginning of period	$23.62		$25.83		$29.24		$34.03		$27.52	$24.04

Net investment income (loss)	0.08	(a)	0.02	(a)	(0.03	)(a)	(0.08	)(a)	0.11 (a)	0.22
Net realized and unrealized gain (loss) on investments	2.82		(0.01)		0.57		2.61		6.59	3.31

Total from investment operations	2.90		0.01		0.54		2.53		6.70	3.53

Less dividends and distributions:
From net investment income	—		—		—		(0.14)		(0.19)	(0.05)
From net realized gain on investments	—		(2.22)		(3.95)		(7.18)		—	—

Total dividends and distributions	—		(2.22)		(3.95)		(7.32)		(0.19)	(0.05)

Net asset value at end of period	$26.52		$23.62		$25.83		$29.24		$34.03	$27.52

Total investment return (b)	12.28	%(c)	0.15%		2.33%		8.54%		24.40%	14.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	0.10	%(d)	(0.09%)		(0.23%)		0.36%	0.82%
Net expenses	1.00	%††	1.01	%(e)	0.98%		0.98%		0.96%	0.90%
Portfolio turnover rate	71%		177%		112%		88%		164%	42%
Net assets at end of period (in 000’s)	$62,743		$58,448		$63,846		$64,445		$63,898	$53,369

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cornerstone Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP Cornerstone Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a

19

Notes to Financial Statements (Unaudited) (continued)

market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the

20	MainStay VP Cornerstone Growth Portfolio

market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Managment Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser, an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and

0.60% on assets over $2 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.70%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,572,887.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$549,429	$34,654,609

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount

21

Notes to Financial Statements (Unaudited) (continued)

payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities

(in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $347,540 and $320,468, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,958,856	$49,353,194
Shares redeemed	(822,681)	(21,307,720)

Net increase (decrease)	1,136,175	$28,045,474

Year ended December 31, 2016:
Shares sold	123,198	$2,935,592
Shares issued to shareholders in reinvestment of dividends and distributions	1,274,447	30,011,831
Shares redeemed	(1,485,189)	(36,316,995)

Net increase (decrease)	(87,544)	$(3,369,572)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	141,781	$3,610,548
Shares redeemed	(250,954)	(6,385,976)

Net increase (decrease)	(109,173)	$(2,775,428)

Year ended December 31, 2016:
Shares sold	300,325	$7,132,388
Shares issued to shareholders in reinvestment of dividends and distributions	222,970	5,192,207
Shares redeemed	(519,817)	(12,662,284)

Net increase (decrease)	3,478	$(337,689)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Cornerstone Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SECs website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

23

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744204	MSVPCG10-08/17 (NYLIAC) NI513

MainStay VP Convertible Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	6.66%	17.20%	10.83%	7.03%	0.64%
Service Class Shares	6/5/2003	6.53	16.91	10.55	6.77	0.89
Service 2 Class Shares	4/26/2016	6.47	16.79	14.33	N/A	1.00

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
BofA Merrill Lynch U.S. Convertible Index[2]	7.89%	16.79%	11.25%	6.54%
Average Lipper Convertible Securities Fund[3]	7.37	14.48	8.54	4.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The BofA Merrill Lynch U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017 and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,066.60	$3.18	$1,021.70	$3.11	0.62%

Service Class Shares	$1,000.00	$1,065.30	$4.46	$1,020.50	$4.36	0.87%

Service 2 Class Shares	$1,000.00	$1,064.70	$4.97	$1,020.00	$4.86	0.97%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Convertible Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

2.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

3.	DISH Network Corp., 3.375%, due 8/15/26

4.	Danaher Corp., (zero coupon), due 1/22/21

5.	Bank of America Corp.
6.	Air Lease Corp., 3.875%, due 12/1/18

7.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19

8.	XPO Logistics, Inc., 4.50%, due 10/1/17

9.	NXP Semiconductors N.V., 1.00%, due 12/1/19

10.	Hologic, Inc., 2.00%, due 3/1/42

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Convertible Portfolio returned 6.66% for Initial Class shares, 6.53% for Service Class shares and 6.47% for Service 2 Class shares. Over the same period, all share classes underperformed the 7.89% return of the BofA Merrill Lynch U.S. Convertible Index,1 which is the Portfolio’s benchmark, and the 7.37% return of the Average Lipper2 Convertible Securities Fund.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance during the reporting period was positively affected by security selection in the technology and transportation sectors. In technology, convertible bonds of semiconductor chip developers Advanced Micro Devices and Xilinx were strong relative performers. Semiconductor companies benefited relative performance as they generally reported better-than-expected sales and earnings, as most of their end markets remained strong. These end markets included autos, gaming and emerging technologies such as self-driving automobiles.

In transportation, convertible bonds of logistics and trucking company XPO Logistics were among the Portfolio’s better-performing holdings on a relative basis during the reporting period. In addition, the convertible bonds of Air Lease Corp. provided a significant contribution to relative performance. (Contributions take weightings and total returns into account.) XPO was a standout relative performer after the company’s 2016 financial results allayed investor fears that the company was making too many acquisitions and taking on too much debt. XPO’s year-end results showed that the company was generating free cash flow, selling less desirable operations and paying down debt.

On a relative basis, the Portfolio underperformed the BofA Merrill Lynch U.S. Convertible Index, in large part because of the Portfolio’s overweight position in the energy sector. Convertible holdings of most of the Portfolio’s energy-related companies declined during the reporting period, largely in concert with the declining price of crude oil. The Portfolio’s holdings in synthetic convertible bonds of Schlumberger, convertible preferred shares of energy producer Southwestern Energy, and convertible bonds of energy service companies Helix Energy and Ensco were all noteworthy detractors from the Portfolio’s relative performance.

Credit selection within the health care and industrials sectors also detracted from relative performance.

What was the Portfolio’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Portfolio’s convertible security holdings. As of June 30, 2017, the Portfolio’s effective duration was 3.9 years.

Which sectors were the strongest contributors to the Portfolio’s performance, and which sectors were particularly weak?

During the reporting period, the Portfolio’s best-performing sectors relative to the BofA Merrill Lynch U.S. Convertible Index were transportation and information technology. Over the same period, the sectors that detracted the most from the Portfolio’s relative performance were energy and financials.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio bought convertible bonds of gift card company Blackhawk Network Holdings and convertible preferred shares of tool company Stanley Black & Decker. Blackhawk provides a range of prepaid gift, phone and debit cards in physical and electronic forms. It also provides related prepaid products and payment services in the United States and internationally. The Portfolio bought the convertible bonds because of the company’s strong free cash flow and the low level of competition in the company’s market segment. We initiated a position in convertible preferred shares of Stanley Black & Decker because we believed that the company’s product line-up was likely to benefit from an improving economy. The company had generated solid free cash flow, and the convertible preferred shares have a generous coupon.

Schlumberger’s convertible synthetic security matured in May 2017, so that position was closed out. The Portfolio’s convertible bonds of HealthSouth were also called away during the reporting period when the company exercised its right to buy back the bond.

1.	See footnote on page 5 for more information on the BofA Merrill Lynch U.S. Convertible Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Convertible Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weighting in the consumer discretionary and information technology sectors. Over the same period, the Portfolio decreased its weightings in industrials and financials. Sector-weighting changes are typically not determined by the sectors themselves but by opportunities in individual securities within those sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held overweight positions relative to the BofA Merrill Lynch U.S. Convertible Index in industrials, health care and energy. As of the same date, the Portfolio held an underweight position in financials and, to a lesser degree, an underweight position in the consumer discretionary sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Convertible Securities 89.3%† Convertible Bonds 75.0%
Auto Manufacturers 1.1%
Wabash National Corp. 3.375%, due 5/1/18	$4,127,000	$7,944,475

Biotechnology 4.7%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	13,105,000	14,587,503
Illumina, Inc.
(zero coupon), due 6/15/19	2,699,000	2,739,485
0.50%, due 6/15/21	7,153,000	7,644,769
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	4,938,330
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	5,385,000	5,724,928

		35,635,015

Commercial Services 3.8%
Carriage Services, Inc. 2.75%, due 3/15/21	4,631,000	6,028,983
LendingTree, Inc. 0.625%, due 6/1/22 (a)	5,430,000	5,925,488
♦Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	17,168,370

		29,122,841

Computers 1.3%
Lumentum Holdings, Inc. 0.25%, due 3/15/24 (a)	8,377,000	9,848,211

Diversified Financial Services 3.4%
♦Air Lease Corp. 3.875%, due 12/1/18	12,427,000	17,211,395
Blackhawk Network Holdings, Inc. 1.50%, due 1/15/22 (a)	7,772,000	8,704,640

		25,916,035

Health Care—Products 6.8%
♦Danaher Corp. (zero coupon), due 1/22/21	6,483,000	20,915,778
♦Hologic, Inc. 2.00%, due 3/1/42 (b)	10,558,000	15,493,865
Teleflex, Inc. 3.875%, due 8/1/17	4,449,000	15,098,794

		51,508,437

Health Care—Services 3.1%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	12,521,192

	Principal Amount	Value
Health Care—Services (continued)
Molina Healthcare, Inc. 1.625%, due 8/15/44	$8,742,000	$11,195,224

		23,716,416

Internet 8.9%
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (a)	7,641,000	8,161,543
MercadoLibre, Inc. 2.25%, due 7/1/19	4,207,000	8,540,210
♦Priceline Group, Inc. (The)
0.35%, due 6/15/20	7,553,000	11,131,234
1.00%, due 3/15/18	8,317,000	16,441,669
Proofpoint, Inc. 0.75%, due 6/15/20	5,973,000	7,469,983
Twitter, Inc. 0.25%, due 9/15/19	9,402,000	8,926,024
WebMD Health Corp.
1.50%, due 12/1/20	2,620,000	3,338,863
2.625%, due 6/15/23	3,379,000	3,324,091

		67,333,617

Machinery—Diversified 1.3%
Chart Industries, Inc. 2.00%, due 8/1/18	9,728,000	9,691,520

Media 4.7%
♦DISH Network Corp. 3.375%, due 8/15/26 (a)	17,289,000	21,049,357
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23 (a)	6,664,000	7,751,065
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	6,553,217

		35,353,639

Oil & Gas 1.6%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	5,863,000	4,536,496
Oasis Petroleum, Inc. 2.625%, due 9/15/23	7,782,000	7,650,679

		12,187,175

Oil & Gas Services 3.0%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	9,729,000	9,127,018
Newpark Resources, Inc. 4.00%, due 12/1/21 (a)	2,098,000	2,275,019
Weatherford International, Ltd. 5.875%, due 7/1/21	11,066,000	11,225,074

		22,627,111

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Pharmaceuticals 1.8%
Depomed, Inc. 2.50%, due 9/1/21	$3,956,000	$3,486,225
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24 (a)	1,364,000	1,358,033
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22 (a)	3,730,000	3,972,450
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	4,333,000	4,668,807

		13,485,515

Real Estate Investment Trusts 1.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	8,691,760

Semiconductors 12.5%
Advanced Micro Devices, Inc. 2.125%, due 9/1/26	3,575,000	6,269,656
Inphi Corp. 1.125%, due 12/1/20	7,578,000	8,534,723
Lam Research Corp. 1.25%, due 5/15/18	4,539,000	10,615,586
♦Microchip Technology, Inc.
1.625%, due 2/15/27 (a)	5,198,000	5,490,388
1.625%, due 2/15/25	12,203,000	18,418,903
Micron Technology, Inc. 3.00%, due 11/15/43	5,775,000	6,525,750
♦NXP Semiconductors N.V. 1.00%, due 12/1/19	13,018,000	15,589,055
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	8,521,395
Rambus, Inc. 1.125%, due 8/15/18	5,665,000	6,153,606
Silicon Laboratories, Inc. 1.375%, due 3/1/22 (a)	8,701,000	9,038,164

		95,157,226

Software 9.9%
Citrix Systems, Inc. 0.50%, due 4/15/19	5,869,000	7,061,141
HubSpot, Inc. 0.25%, due 6/1/22 (a)	4,076,000	3,961,363
NICE Systems, Inc. 1.25%, due 1/15/24 (a)	11,436,000	12,801,172
Nuance Communications, Inc. 1.25%, due 4/1/25 (a)	8,331,000	8,445,551
RealPage, Inc. 1.50%, due 11/15/22 (a)	4,033,000	4,408,573
Red Hat, Inc. 0.25%, due 10/1/19	4,301,000	5,959,573
Salesforce.com, Inc. 0.25%, due 4/1/18	8,471,000	11,224,075

	Principal Amount	Value
Software (continued)
ServiceNow, Inc. (zero coupon), due 11/1/18	$6,556,000	$9,616,832
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	11,908,969

		75,387,249

Telecommunications 1.6%
Finisar Corp. 0.50%, due 12/15/36 (a)	4,846,000	4,743,023
Viavi Solutions, Inc. 1.00%, due 3/1/24 (a)	7,140,000	7,497,000

		12,240,023

Transportation 4.4%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	8,972,000	9,476,675
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,342,912
♦XPO Logistics, Inc. 4.50%, due 10/1/17	4,178,000	16,458,709

		33,278,296

Total Convertible Bonds (Cost $494,995,108)		569,124,561

	Shares
Convertible Preferred Stocks 14.3%
Aerospace & Defense 0.3%
Arconic, Inc. 5.375%	59,015	2,112,737

Banks 2.8%
♦Bank of America Corp. Series L 7.25%	8,636	10,898,546
Wells Fargo & Co. Series L 7.50%	8,264	10,835,013

		21,733,559

Chemicals 1.3%
A. Schulman, Inc. 6.00%	11,643	9,919,836

Food 1.7%
Post Holdings, Inc. 3.75%	41,824	7,001,547
Tyson Foods, Inc. 4.75%	87,752	5,947,830

		12,949,377

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Hand & Machine Tools 0.3%
Stanley Black & Decker, Inc. 5.375%	20,480	$2,247,066

Health Care—Products 0.8%
Becton Dickinson & Co. Series A 6.125%	112,412	6,157,929

Oil & Gas 1.9%
Hess Corp. 8.00%	211,085	11,740,548
Sanchez Energy Corp. Series A 4.875%	23,784	653,377
Southwestern Energy Co. Series B 6.25%	129,303	1,886,531

		14,280,456

Pharmaceuticals 2.6%
Allergan PLC Series A 5.50%	12,145	10,542,831
Teva Pharmaceutical Industries, Ltd. 7.00%	15,844	9,419,258

		19,962,089

Real Estate Investment Trusts 1.8%
American Tower Corp. 5.50%	96,375	11,683,541
Welltower, Inc. Series I 6.50%	26,800	1,775,768

		13,459,309

Telecommunications 0.8%
T-Mobile U.S., Inc. 5.50%	60,081	5,926,390

Total Convertible Preferred Stocks (Cost $113,248,127)		108,748,748

Total Convertible Securities (Cost $608,243,235)		677,873,309

Common Stocks 3.8%
Airlines 0.9%
Delta Air Lines, Inc.	127,164	6,833,794

Banks 0.9%
♦Bank of America Corp.	267,678	6,493,868

	Shares	Value
Health Care—Services 1.6%
HealthSouth Corp.	248,858	$12,044,712

Oil & Gas 0.0% ‡
Sanchez Energy Corp. (c)	8,945	64,225

Oil & Gas Services 0.4%
Halliburton Co.	73,392	3,134,572

Total Common Stocks (Cost $24,048,601)		28,571,171

	Principal Amount
Short-Term Investment 6.3%
Repurchase Agreement 6.3%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $48,241,867 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 8/31/21, with a Principal Amount of $50,280,000 and a Market Value of $49,208,181)	$48,241,385	48,241,385

Total Short-Term Investment (Cost $48,241,385)		48,241,385

Total Investments (Cost $680,533,221) (d)	99.4%	754,685,865
Other Assets, Less Liabilities	0.6	4,266,451
Net Assets	100.0%	$758,952,316

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(c)	Non-income producing security.

(d)	As of June 30, 2017, cost was $688,879,026 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$98,282,926
Gross unrealized depreciation	(32,476,087)

Net unrealized appreciation	$65,806,839

12	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$569,124,561	$—	$569,124,561
Convertible Preferred Stocks (b)	101,093,824	7,654,924	—	108,748,748

Total Convertible Securities	101,093,824	576,779,485	—	677,873,309

Common Stocks	28,571,171	—	—	28,571,171
Short-Term Investment
Repurchase Agreement	—	48,241,385	—	48,241,385

Total Investments in Securities	$129,664,995	$625,020,870	$—	$754,685,865

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $7,001,547 and $653,377 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $680,533,221)	$754,685,865
Receivables:
Dividends and interest	2,705,988
Investment securities sold	1,874,887
Fund shares sold	498,417
Other assets	3,739

Total assets	759,768,896

Liabilities
Payables:
Manager (See Note 3)	364,169
Fund shares redeemed	227,080
NYLIFE Distributors (See Note 3)	107,980
Shareholder communication	55,982
Professional fees	34,828
Investment securities purchased	14,493
Custodian	5,827
Trustees	1,118
Accrued expenses	5,103

Total liabilities	816,580

Net assets	$758,952,316

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,874
Additional paid-in capital	647,747,419

647,806,293
Distributions in excess of net investment income	(8,258,254)
Accumulated net realized gain (loss) on investments	45,251,633
Net unrealized appreciation (depreciation) on investments	74,152,644

Net assets	$758,952,316

Initial Class
Net assets applicable to outstanding shares	$232,933,743

Shares of beneficial interest outstanding	17,969,236

Net asset value per share outstanding	$12.96

Service Class
Net assets applicable to outstanding shares	$524,679,882

Shares of beneficial interest outstanding	40,800,725

Net asset value per share outstanding	$12.86

Service 2 Class
Net assets applicable to outstanding shares	$1,338,691

Shares of beneficial interest outstanding	104,119

Net asset value and offering price per share outstanding	$12.86

14	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,224,401
Dividends (a)	3,245,146

Total income	7,469,547

Expenses
Manager (See Note 3)	2,088,839
Distribution/Service—Service Class (See Note 3)	624,262
Distribution/Service—Service 2 Class (See Note 3)	1,873
Shareholder communication	52,774
Professional fees	50,006
Trustees	8,293
Custodian	3,461
Miscellaneous	14,053

Total expenses	2,843,561

Net investment income (loss)	4,625,986

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	31,739,539
Net change in unrealized appreciation (depreciation) on investments	8,197,631

Net realized and unrealized gain (loss) on investments	39,937,170

Net increase (decrease) in net assets resulting from operations	$44,563,156

(a)	Dividends net of foreign withholding taxes in the amount of $83,181.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,625,986	$8,410,959
Net realized gain (loss) on investments	31,739,539	15,855,869
Net change in unrealized appreciation (depreciation) on investments	8,197,631	42,993,324

Net increase (decrease) in net assets resulting from operations	44,563,156	67,260,152

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,356,030)	(5,608,952)
Service Class	(4,611,863)	(17,185,454)
Service 2 Class	(9,734)	(4,733)

	(6,977,627)	(22,799,139)

From net realized gain on investments:
Initial Class	—	(5,438,367)
Service Class	—	(18,194,757)
Service 2 Class	—	(21,519)

	—	(23,654,643)

Total dividends and distributions to shareholders	(6,977,627)	(46,453,782)

Capital share transactions:
Net proceeds from sale of shares	116,238,148	65,267,210
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,977,627	46,453,782
Cost of shares redeemed	(42,033,198)	(96,168,106)

Increase (decrease) in net assets derived from capital share transactions	81,182,577	15,552,886

Net increase (decrease) in net assets	118,768,106	36,359,256

Net Assets
Beginning of period	640,184,210	603,824,954

End of period	$758,952,316	$640,184,210

Distributions in excess of net investment income at end of period	$(8,258,254)	$(5,906,613)

16	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,
Initial Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.28	$11.86	$13.41	$13.38	$11.70	$11.09

Net investment income (loss) (a)	0.09	0.19	0.14	0.16	0.17	0.25
Net realized and unrealized gain (loss) on investments	0.72	1.18	(0.32)	0.88	2.73	0.75

Total from investment operations	0.81	1.37	(0.18)	1.04	2.90	1.00

Less dividends and distributions:
From net investment income	(0.13)	(0.47)	(0.36)	(0.45)	(0.32)	(0.35)
From net realized gain on investments	—	(0.48)	(1.01)	(0.56)	(0.90)	(0.04)

Total dividends and distributions	(0.13)	(0.95)	(1.37)	(1.01)	(1.22)	(0.39)

Net asset value at end of period	$12.96	$12.28	$11.86	$13.41	$13.38	$11.70

Total investment return (b)	6.66%	12.07%	(1.33%)	7.98%	25.35%	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.59%	1.08%	1.21%	1.29%	2.12%
Net expenses	0.62%††	0.64%	0.62%	0.63%	0.64%	0.64%
Portfolio turnover rate	19%	39%	58%	55%	77%	69%
Net assets at end of period (in 000’s)	$232,934	$162,462	$142,942	$158,220	$160,947	$149,653

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Six months ended June 30,	Year ended December 31,
Service Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.18	$11.77	$13.32	$13.27	$11.61	$11.01

Net investment income (loss) (a)	0.08	0.16	0.11	0.13	0.13	0.22
Net realized and unrealized gain (loss) on investments	0.72	1.17	(0.32)	0.86	2.73	0.74

Total from investment operations	0.80	1.33	(0.21)	0.99	2.86	0.96

Less dividends and distributions:
From net investment income	(0.12)	(0.44)	(0.33)	(0.38)	(0.30)	(0.32)
From net realized gain on investments	—	(0.48)	(1.01)	(0.56)	(0.90)	(0.04)

Total dividends and distributions	(0.12)	(0.92)	(1.34)	(0.94)	(1.20)	(0.36)

Net asset value at end of period	$12.86	$12.18	$11.77	$13.32	$13.27	$11.61

Total investment return (b)	6.53%	11.79%	(1.57%)	7.71%	25.04%	8.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%††	1.35%	0.84%	0.97%	1.01%	1.87%
Net expenses	0.87%††	0.89%	0.87%	0.88%	0.89%	0.89%
Portfolio turnover rate	19%	39%	58%	55%	77%	69%
Net assets at end of period (in 000’s)	$524,680	$476,926	$460,883	$460,406	$418,817	$315,937

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Service 2 Class	Six months ended June 30, 2017*	April 26, 2016** through December 31, 2016
Net asset value at beginning of period	$12.18	$11.63

Net investment income (loss) (a)	0.07	0.11
Net realized and unrealized gain (loss) on investments	0.72	1.04

Total from investment operations	0.79	1.15

Less dividends and distributions:
From net investment income	(0.11)	(0.12)
From net realized gain on investments	—	(0.48)

Total dividends and distributions	(0.11)	(0.60)

Net asset value at end of period	$12.86	$12.18

Total investment return (b)	6.47%	10.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.15%	1.33%
Net expenses††	0.97%	1.00%
Portfolio turnover rate	19%	39%
Net assets at end of period (in 000’s)	$1,339	$797

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Convertible Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Service 2 Class shares launched on April 26, 2016. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service Class 2 shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service Class 2 shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service Class 2 shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

19

Notes to Financial Statements (Unaudited) (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

20	MainStay VP Convertible Portfolio

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities

21

Notes to Financial Statements (Unaudited) (continued)

experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the portfolio. Pursuant to the terms of a Subadvisory Agreement (Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.58%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,088,839.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service Class 2 shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2017, all associated fees were paid by the Manager.

22	MainStay VP Convertible Portfolio

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$22,799,139	$23,654,643

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $196,456 and $123,460, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	5,364,021	$67,751,561
Shares issued to shareholders in reinvestment of dividends and distributions	183,700	2,356,030
Shares redeemed	(810,355)	(10,343,501)

Net increase (decrease)	4,737,366	$59,764,090

Year ended December 31, 2016:
Shares sold	1,960,462	$24,206,454
Shares issued to shareholders in reinvestment of dividends and distributions	938,286	11,047,319
Shares redeemed	(1,720,385)	(20,300,007)

Net increase (decrease)	1,178,363	$14,953,766

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	3,783,698	$47,944,496
Shares issued to shareholders in reinvestment of dividends and distributions	362,521	4,611,863
Shares redeemed	(2,497,382)	(31,626,175)

Net increase (decrease)	1,648,837	$20,930,184

Year ended December 31, 2016:
Shares sold	3,437,586	$40,295,405
Shares issued to shareholders in reinvestment of dividends and distributions	3,029,633	35,380,211
Shares redeemed	(6,461,847)	(75,858,128)

Net increase (decrease)	5,372	$(182,512)

Service 2 Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	42,900	$542,091
Shares issued to shareholders in reinvestment of dividends and distributions	765	9,734
Shares redeemed	(4,975)	(63,522)

Net increase (decrease)	38,690	$488,303

Period ended December 31, 2016 (a):
Shares sold	64,044	$765,351
Shares issued to shareholders in reinvestment of dividends and distributions	2,208	26,252
Shares redeemed	(823)	(9,971)

Net increase (decrease)	65,429	$781,632

(a) Inception date was April 26, 2016.

23

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Convertible Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744024	MSVPC10-08/17 (NYLIAC) NI512

MainStay VP Epoch U.S. Equity Yield Portfolio

(Formerly known as MainStay VP ICAP Select Equity Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class[1]	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	8.85%	15.38%	11.13%	5.14%	0.72%
Service Class Shares	6/5/2003	8.72	15.10	10.85	4.88	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[3]	4.66%	15.53%	13.94%	5.57%
Russell 1000® Index[4]	9.27	18.03	14.67	7.29
Average Lipper Variable Products Large-Cap Core Portfolio[5]	9.04	17.21	13.64	6.26

1.	The Portfolio replaced its subadvisor, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The performance showed above reflects the Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new subadvisor or revised principal investment strategies had been in place during the period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,088.50	$3.83	$1,021.10	$3.71	0.74%

Service Class Shares	$1,000.00	$1,087.20	$5.18	$1,019.80	$5.01	1.00%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Electric Utilities	7.8%
Multi-Utilities	7.7
Tobacco	5.8
Semiconductors & Semiconductor Equipment	5.3
Aerospace & Defense	5.2
Oil, Gas & Consumable Fuels	5.1
Pharmaceuticals	4.4
Diversified Telecommunication Services	3.9
Banks	3.8
Household Products	3.8
Equity Real Estate Investment Trusts (REITs)	3.6
Beverages	3.5
Insurance	3.3
Industrial Conglomerates	2.7
Commercial Services & Supplies	2.5
Food Products	2.5
IT Services	2.3
Electrical Equipment	2.2
Biotechnology	2.1
Capital Markets	2.1

Software	2.0%
Chemicals	1.9
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.6
Wireless Telecommunication Services	1.6
Communications Equipment	1.2
Media	1.2
Air Freight & Logistics	1.0
Technology Hardware, Storage & Peripherals	1.0
Containers & Packaging	0.9
Distributors	0.9
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.8
Specialty Retail	0.8
Automobiles	0.7
Short-Term Investment	2.1
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Reynolds American, Inc.

2.	AbbVie, Inc.

3.	Duke Energy Corp.

4.	Altria Group, Inc.

5.	Kimberly-Clark Corp.
6.	3M Co.

7.	Welltower, Inc.

8.	WEC Energy Group, Inc.

9.	Philip Morris International, Inc.

10.	Ameren Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Epoch U.S. Equity Yield Portfolio returned 8.85% for Initial Class shares and 8.72% for Service Class shares. Over the same period, both share classes outperformed the 4.66% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark. Both share classes underperformed the 9.27% return of the Russell 1000® Index,1 which is the Portfolio’s secondary benchmark, and the 9.04% return of the Average Lipper2 Variable Products Large-Cap Core Portfolio for the six months ended June 30, 2017.

Were there any changes to the Portfolio during the reporting period?

Effective January 9, 2017, Institutional Capital LLC was replaced as subadvisor of MainStay VP ICAP Select Equity Portfolio by Epoch, as interim subadvisor. On the same date, the Portfolio’s investment process was revised. Effective March 13, 2017, the Portfolio’s name changed from MainStay VP ICAP Select Equity Portfolio to MainStay VP Epoch U.S. Equity Yield Portfolio and changes were made to the Portfolio’s investment objective, principal investment strategies and principal risks. At a shareholder meeting held on March 31, 2017, shareholders approved a proposal to appoint Epoch as non-interim subadvisor to the Portfolio. For more information on these changes, see the prospectus supplement dated January 9, 2017, and the proxy statement dated January 27, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Russell 1000® Value Index benefited from stock selection in the energy, telecommunication services and industrials sectors. The Portfolio’s relative performance was also helped by an underweight position relative to the Index in energy, the worst-performing sector in the Index, and an overweight position in information technology. The Portfolio’s relative performance was hindered by stock selection in the consumer staples and information technology sectors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest contributions to performance relative to the Russell 1000® Value Index came from the energy and industrials sectors. (Contributions take weightings and total returns into account.) Stock selection helped in each of these sectors, and having roughly half the exposure of the Index to the energy sector was a positive factor. The weakest contribution to the Portfolio’s relative performance came from the consumer staples sector. There were no other notable detractors from the Portfolio’s relative performance on a sector basis.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The most substantial individual contributors to the Portfolio’s absolute performance were Apple, Oracle and Abbott Laboratories. Apple is a global technology company that designs, develops and sells consumer electronics, computer software and online services. Apple continued to benefit from strong iPhone unit sales and average selling prices, which have been boosted by a shift toward higher-priced phones. Apple continued to drive software and services innovation that enabled the company to capture premium pricing on its hardware. Apple returned cash to shareholders through dividends and share repurchases. Oracle is an enterprise software company and a leading provider of relational database management systems. Performance was driven by strong execution in the company’s shift to subscription service offerings. Oracle’s cloud-based service offerings have grown large enough to offset the company’s declining legacy license business, which we believe has provided a solid foundation for faster growth. In our view, Oracle has paid a well-covered dividend and has a substantial share-repurchase program. Abbott Laboratories makes and sells health care products including prescription drugs, nutritional supplements, medical devices and diagnostic technologies. The company’s shares traded higher in the first half of 2017, broadly in line with the pharmaceutical and health care sectors. The shares were further supported by the closing of the acquisition of St. Jude Medical in January, which strengthened the medical device platform at Abbott Labs. With a significant increase in debt to finance the St. Jude acquisition, and with continued uncertainty (and litigation) surrounding Abbott Labs’ long-pending offer to acquire Alere, we exited the Portfolio’s position in Abbott Labs toward the end of the first quarter of 2017.

The largest individual detractors from the Portfolio’s absolute performance were Whirlpool, Royal Dutch Shell and AT&T. Whirlpool is a leading global appliance manufacturer. Shares came under pressure when management reported weaker-than-expected margins in North America and softer volume growth outside North America. The Portfolio exited its position in the

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

company. Royal Dutch Shell is a global integrated energy company that explores, produces and markets crude oil and natural gas. The company’s share price fell in concert with the slump in the energy sector. Royal Dutch Shell has focused on improving its balance sheet, extracting additional synergies from its merger with BG Group, and leveraging its strength in deep-water and liquid natural gas (LNG). AT&T shares faced pressures from an increasingly competitive environment in the wireless segment, which saw a return to unlimited data offerings from all of the major carriers. Even with these pressures, we believed that AT&T, the largest pay TV and second-largest mobile telecommunication services provider in the United States, was well-positioned. The company’s pending Time Warner transaction could help further diversify AT&T’s cash generation and increase the company’s growth profile. AT&T returned excess cash through a healthy dividend, a debt pay-down and opportunistic share repurchases.

Did the Portfolio make any significant purchases or sales during the reporting period?

Several significant purchases and sales were made to bring the Portfolio in line with its revised investment objective, principal investment strategies and investment process.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector weightings were changed to bring investments in line with its revised investment objective, principal investment strategies and investment process. The largest sector weighting shifts were an increase in consumer staples and a decrease in consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held overweight positions relative to the Russell 1000® Value Index in the utilities, consumer staples and industrials sectors. As of the same date, the Portfolio held underweight positions relative to the Index in financials, health care and energy. Sector weights in the Portfolio are the result of individual stock selection.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 97.7%†
Aerospace & Defense 5.2%
Boeing Co.	71,523	$14,143,673
General Dynamics Corp.	61,306	12,144,718
Lockheed Martin Corp.	58,751	16,309,865
Raytheon Co.	81,741	13,199,537
United Technologies Corp.	95,152	11,619,011

		67,416,804

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	119,418	13,206,437

Automobiles 0.7%
Dong Energy A/S	121,973	8,872,316

Banks 3.8%
Commonwealth Bank of Australia, Sponsored ADR	98,983	6,312,146
M&T Bank Corp.	72,801	11,790,122
People’s United Financial, Inc.	501,940	8,864,260
U.S. Bancorp	224,149	11,637,816
Wells Fargo & Co.	180,724	10,013,917

		48,618,261

Beverages 3.5%
Coca-Cola Co.	295,672	13,260,889
Coca-Cola European Partners PLC	257,356	10,466,669
Molson Coors Brewing Co. Class B	119,418	10,310,550
PepsiCo., Inc.	94,513	10,915,306

		44,953,414

Biotechnology 2.1%
♦AbbVie, Inc.	371,666	26,949,502

Capital Markets 2.1%
BlackRock, Inc.	32,569	13,757,471
CME Group, Inc.	105,369	13,196,414

		26,953,885

Chemicals 1.9%
Agrium, Inc.	78,548	7,107,808
Dow Chemical Co.	266,297	16,795,352

		23,903,160

Commercial Services & Supplies 2.5%
Deluxe Corp.	132,829	9,194,424
Republic Services, Inc.	150,710	9,604,748
Waste Management, Inc.	173,700	12,740,895

		31,540,067

Communications Equipment 1.2%
Cisco Systems, Inc.	494,916	15,490,871

	Shares	Value
Containers & Packaging 0.9%
Bemis Co., Inc.	258,633	$11,961,776

Distributors 0.9%
Genuine Parts Co.	123,250	11,432,670

Diversified Telecommunication Services 3.9%
AT&T, Inc.	557,499	21,034,437
CenturyLink, Inc.	369,750	8,829,630
Verizon Communications, Inc.	452,130	20,192,126

		50,056,193

Electric Utilities 7.8%
American Electric Power Co., Inc.	136,082	9,453,617
♦Duke Energy Corp.	296,950	24,822,050
Entergy Corp.	240,753	18,482,608
Eversource Energy	286,093	17,368,706
PPL Corp.	547,920	21,182,587
Southern Co.	178,170	8,530,780

		99,840,348

Electrical Equipment 2.2%
Eaton Corp. PLC	193,496	15,059,794
Emerson Electric Co.	231,174	13,782,594

		28,842,388

Equity Real Estate Investment Trusts (REITs) 3.6%
Iron Mountain, Inc.	398,487	13,692,013
Public Storage	42,786	8,922,165
♦Welltower, Inc.	308,444	23,087,033

		45,701,211

Food & Staples Retailing 1.7%
CVS Health Corp.	104,731	8,426,656
Wal-Mart Stores, Inc.	180,086	13,628,909

		22,055,565

Food Products 2.5%
Campbell Soup Co.	243,307	12,688,460
Kraft Heinz Co.	231,174	19,797,741

		32,486,201

Health Care Equipment & Supplies 0.8%
Medtronic PLC	113,671	10,088,301

Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	56,835	10,538,346

Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	159,012	6,058,357
McDonald’s Corp.	97,706	14,964,651

		21,023,008

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Products 3.8%
Colgate-Palmolive Co.	97,067	$7,195,577
♦Kimberly-Clark Corp.	187,110	24,157,772
Procter & Gamble Co.	205,630	17,920,654

		49,274,003

Industrial Conglomerates 2.7%
♦3M Co.	113,032	23,532,132
Honeywell International, Inc.	80,464	10,725,047

		34,257,179

Insurance 3.3%
Allianz S.E., Sponsored ADR	562,608	11,125,573
Arthur J. Gallagher & Co.	332,711	19,047,705
Marsh & McLennan Cos., Inc.	163,150	12,719,174

		42,892,452

IT Services 2.3%
Automatic Data Processing, Inc.	175,615	17,993,513
Paychex, Inc.	210,100	11,963,094

		29,956,607

Media 1.2%
Regal Entertainment Group Class A	400,403	8,192,245
Time Warner, Inc.	74,078	7,438,172

		15,630,417

Multi-Utilities 7.7%
♦Ameren Corp.	398,487	21,785,284
CMS Energy Corp.	356,978	16,510,233
Dominion Energy, Inc.	213,931	16,393,533
NiSource, Inc.	379,329	9,619,783
Vectren Corp.	206,268	12,054,302
♦WEC Energy Group, Inc.	372,943	22,891,241

		99,254,376

Oil, Gas & Consumable Fuels 5.1%
Enterprise Products Partners, L.P.	656,482	17,777,533
Exxon Mobil Corp.	158,373	12,785,452
Occidental Petroleum Corp.	260,549	15,599,069
Royal Dutch Shell PLC Class A, Sponsored ADR	362,317	19,271,641

		65,433,695

Pharmaceuticals 4.4%
Johnson & Johnson	155,819	20,613,295
Merck & Co., Inc.	256,651	16,448,763
Pfizer, Inc.	590,373	19,830,629

		56,892,687

Semiconductors & Semiconductor Equipment 5.3%
Analog Devices, Inc.	146,240	11,377,472
Intel Corp.	267,574	9,027,947
Microchip Technology, Inc.	128,997	9,955,988
QUALCOMM, Inc.	330,157	18,231,269
Texas Instruments, Inc.	245,861	18,914,087

		67,506,763

	Shares	Value
Software 2.0%
Microsoft Corp.	261,826	$18,047,666
Oracle Corp.	153,784	7,710,730

		25,758,396

Specialty Retail 0.8%
Home Depot, Inc.	68,969	10,579,845

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	89,345	12,867,467

Tobacco 5.8%
♦Altria Group, Inc.	325,687	24,253,911
♦Philip Morris International, Inc.	186,175	21,866,254
♦Reynolds American, Inc.	428,501	27,869,705

		73,989,870

Wireless Telecommunication Services 1.6%
Vodafone Group PLC, Sponsored ADR	720,981	20,713,784

Total Common Stocks (Cost $1,224,165,947)		1,256,938,265

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $26,800,539 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $26,890,000, and a Market Value of $27,340,569)	$26,800,271	26,800,271

Total Short-Term Investment (Cost $26,800,271)		26,800,271

Total Investments (Cost $1,250,966,218)	99.8%	1,283,738,536
Other Assets, Less Liabilities	0.2	2,219,843
Net Assets	100.0%	$1,285,958,379

(a)	As of June 30, 2017, cost was $1,251,500,642 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$57,374,764
Gross unrealized depreciation	(25,136,870)

Net unrealized appreciation	$32,237,894

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CME—Chicago Mercantile Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,256,938,265	$—	$—	$1,256,938,265
Short-Term Investment
Repurchase Agreement	—	26,800,271	—	26,800,271

Total Investments in Securities	$1,256,938,265	$26,800,271	$—	$1,283,738,536

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,250,966,218)	$1,283,738,536
Receivables:
Dividends and interest	3,403,185
Fund shares sold	182,405
Other assets	6,726

Total assets	1,287,330,852

Liabilities
Payables:
Manager (See Note 3)	730,720
Fund shares redeemed	399,330
NYLIFE Distributors (See Note 3)	110,430
Shareholder communication	92,448
Professional fees	25,650
Custodian	3,451
Trustees	2,080
Accrued expenses	8,364

Total liabilities	1,372,473

Net assets	$1,285,958,379

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,172
Additional paid-in capital	1,165,231,177

1,165,317,349
Undistributed net investment income	27,353,010
Accumulated net realized gain (loss) on investments	60,515,702
Net unrealized appreciation (depreciation) on investments	32,772,318

Net assets	$1,285,958,379

Initial Class
Net assets applicable to outstanding shares	$755,999,184

Shares of beneficial interest outstanding	50,365,550

Net asset value per share outstanding	$15.01

Service Class
Net assets applicable to outstanding shares	$529,959,195

Shares of beneficial interest outstanding	35,806,703

Net asset value per share outstanding	$14.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$16,923,507
Other income	68,647
Interest	11,349

Total income	17,003,503

Expenses
Manager (See Note 3)	4,448,978
Distribution/Service—Service Class (See Note 3)	664,501
Shareholder communication	112,102
Professional fees	51,956
Trustees	15,137
Custodian	4,898
Miscellaneous	24,296

Total expenses	5,321,868

Net investment income (loss)	11,681,635

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments	105,327,309
Net change in unrealized appreciation (depreciation) on investments	(13,097,593)

Net realized and unrealized gain (loss) on investments	92,229,716

Net increase (decrease) in net assets resulting from operations	$103,911,351

(a)	Dividends recorded net of foreign withholding taxes in the amount of $562,511.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,681,635	$15,057,805
Net realized gain (loss) on investments	105,327,309	(43,823,568)
Net change in unrealized appreciation (depreciation) on investments	(13,097,593)	81,399,718

Net increase (decrease) in net assets resulting from operations	103,911,351	52,633,955

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(7,082,681)
Service Class	—	(4,511,516)

	—	(11,594,197)

From net realized gain on investments:
Initial Class	—	(91,649,783)
Service Class	—	(78,388,518)

	—	(170,038,301)

Total dividends and distributions to shareholders	—	(181,632,498)

Capital share transactions:
Net proceeds from sale of shares	99,879,828	30,789,265
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	181,632,498
Cost of shares redeemed	(82,221,306)	(144,384,432)

Increase (decrease) in net assets derived from capital share transactions	17,658,522	68,037,331

Net increase (decrease) in net assets	121,569,873	(60,961,212)

Net Assets
Beginning of period	1,164,388,506	1,225,349,718

End of period	$1,285,958,379	$1,164,388,506

Undistributed net investment income at end of period	$27,353,010	$15,671,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014		2013	2012
Net asset value at beginning of period	$13.79		$15.58	$18.94	$17.64		$13.76	$12.15

Net investment income (loss)	0.15	(a)	0.21 (a)	0.19 (a)	0.48	(a)(b)	0.28	0.29
Net realized and unrealized gain (loss) on investments	1.07		0.47	(0.95)	1.07		3.86	1.61

Total from investment operations	1.22		0.68	(0.76)	1.55		4.14	1.90

Less dividends and distributions:
From net investment income	—		(0.18)	(0.51)	(0.25)		(0.26)	(0.29)
From net realized gain on investments	—		(2.29)	(2.09)	—		—	—

Total dividends and distributions	—		(2.47)	(2.60)	(0.25)		(0.26)	(0.29)

Net asset value at end of period	$15.01		$13.79	$15.58	$18.94		$17.64	$13.76

Total investment return (c)	8.85%		4.90%	(3.78%)	8.88%		30.29%	15.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	1.41%	1.07%	2.64	%(b)	1.54%	1.76%
Net expenses	0.74	%††	0.79%	0.78%	0.79%		0.79%	0.79%
Portfolio turnover rate	114%		99%	86%	68%		50%	60%
Net assets at end of period (in 000’s)	$755,999		$637,936	$655,690	$722,647		$709,112	$604,786

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014		2013	2012
Net asset value at beginning of period	$13.61		$15.40	$18.75	$17.48		$13.63	$12.05

Net investment income (loss)	0.12	(a)	0.17 (a)	0.15 (a)	0.42	(a)(b)	0.20	0.22
Net realized and unrealized gain (loss) on investments	1.07		0.46	(0.95)	1.07		3.87	1.62

Total from investment operations	1.19		0.63	(0.80)	1.49		4.07	1.84

Less dividends and distributions:
From net investment income	—		(0.13)	(0.46)	(0.22)		(0.22)	(0.26)
From net realized gain on investments	—		(2.29)	(2.09)	—		—	—

Total dividends and distributions	—		(2.42)	(2.55)	(0.22)		(0.22)	(0.26)

Net asset value at end of period	$14.80		$13.61	$15.40	$18.75		$17.48	$13.63

Total investment return (c)	8.74	%(d)	4.63%	(4.02%)	8.61%		29.96%	15.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70	%††	1.16%	0.82%	2.36	%(b)	1.29%	1.51%
Net expenses	1.00	%††	1.04%	1.03%	1.04%		1.04%	1.04%
Portfolio turnover rate	114%		99%	86%	68%		50%	60%
Net assets at end of period (in 000’s)	$529,959		$526,452	$569,660	$647,096		$614,863	$475,815

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (formerly known as MainStay VP ICAP Select Equity Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

18	MainStay VP Epoch U.S. Equity Yield Portfolio

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counter-

party. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

19

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC served as subadvisor to the Portfolio.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets. Effective March 13, 2017, the Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. Prior to March 13, 2017, the Fund, on behalf of the Portfolio, paid New York Life Investments at the rate of: 0.80% up to $250 million; 0.75% from $250 million to $1 billion; and 0.74% on assets over $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.71%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,448,978.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$63,020,997	$118,611,501

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolios based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain cash transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend

20	MainStay VP Epoch U.S. Equity Yield Portfolio

or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $1,412,924 and $1,380,341, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	5,931,586	$85,873,593
Shares redeemed	(1,829,105)	(26,876,488)

Net increase (decrease)	4,102,481	$58,997,105

Year ended December 31, 2016:
Shares sold	259,567	$3,847,228
Shares issued to shareholders in reinvestment of dividends and distributions	7,392,510	98,732,464
Shares redeemed	(3,484,274)	(50,992,669)

Net increase (decrease)	4,167,803	$51,587,023

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	965,340	$14,006,235
Shares redeemed	(3,829,836)	(55,344,818)

Net increase (decrease)	(2,864,496)	$(41,338,583)

Year ended December 31, 2016:
Shares sold	1,855,424	$26,942,037
Shares issued to shareholders in reinvestment of dividends and distributions	6,283,530	82,900,034
Shares redeemed	(6,455,499)	(93,391,763)

Net increase (decrease)	1,683,455	$16,450,308

Note 10–Other Matters

At meetings held on January 3 and 6, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolio at a special meeting held on March 31, 2017 (with any postponements or adjournments, “Special Meeting”):

1. To approve a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC and Epoch Investment Partners, Inc.

Epoch served as a subadvisor to the Fund on an interim basis pursuant to the terms of an interim subadvisory agreement dated January 9,

2017. The interim subadvisory agreement terminated by its terms on June 8, 2017. The Board also approved the longer-term appointment of Epoch as the subadvisor to the Portfolio and the adoption of the Subadvisory Agreement. Shareholders were asked to approve the Subadvisory Agreement so that Epoch could continue to serve as the subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement.

On or about February 3, 2017, shareholders of record of the Portfolio as of the close of business on January 20, 2017 were sent a proxy statement containing further information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolio were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

A special meeting of shareholders of the Portfolio was held on March 31, 2017 and the Proposal passed.

The result of the special meeting was as follows:

Proposal 1 To approve a new subadvisory agreement between New York Life Investments and Epoch:

Votes For	Votes Against	Abstentions	Total
65,500,069	10,899,231	7,994,938	84,394,238

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Board Consideration and Approval of Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At an in-person meeting held on January 6, 2017, the Board of Trustees (“Board” or “Trustees”) of the MainStay VP Funds Trust (“Trust”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust (“Independent Trustees”), approved a repositioning of the MainStay VP Epoch U.S. Equity Yield Portfolio, formerly known as MainStay VP ICAP Select Equity Portfolio (the “Portfolio”), which resulted in modifying the Portfolio’s principal investment strategies, investment process and principal risks (the “Repositioning”), and the appointment of Epoch Investment Partners, Inc. (“Epoch”) on an interim basis to replace Institutional Capital LLC (“ICAP”) as subadvisor to the Portfolio. Epoch was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the January 6, 2017 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the January 6, 2017 meeting, the Board also approved the longer-term appointment of Epoch as subadvisor to the Portfolio and the adoption of the proposed new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Epoch (“Proposed New Subadvisory Agreement”) with respect to the Portfolio, subject to shareholder approval.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Epoch in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Portfolio and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Epoch; (ii) the investment performance of the Portfolio and the historical investment performance of similar funds managed or subadvised by Epoch; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Epoch, from its relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid to Epoch, particularly as compared to similar funds and accounts managed or subadvised by Epoch, and third-party “peer funds” identified by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Epoch, with its resources and historical investment performance track records, is well qualified to serve as the Portfolio’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Epoch

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board also examined the nature, extent and quality of the services that Epoch proposes to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Epoch:

•	experience in providing investment advisory services;

•	experience in serving as subadvisory to other similar funds, including other MainStay Funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Epoch’s methods for compensating portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Portfolio is likely to benefit from appointing Epoch as subadvisor to the Portfolio.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered its ongoing concerns and discussions with New York Life Investments regarding the Portfolio’s recent investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning considered by New York Life Investments. The Board also considered steps taken to

22	MainStay VP Epoch U.S. Equity Yield Portfolio

seek to improve the Portfolio’s investment performance and the Board’s long-standing experience with Epoch as subadvisor to other MainStay Funds and its resulting confidence in Epoch’s investment process. The Board further considered that shareholders may benefit from Epoch’s portfolio construction and risk management processes. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board discussed with management and the Portfolio’s proposed portfolio management team the Portfolio’s proposed investment objective, investment process, strategies and risks. The Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio. The Board noted that Epoch currently manages a portfolio with investment strategies similar to those proposed for the Portfolio, as repositioned. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Epoch.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the selection of Epoch as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement and the anticipated profitability of New York Life Investments, its affiliates and Epoch, due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Epoch, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to Epoch for services provided to the Portfolio the result of arm’s-length negotiations.

The Board also considered Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that Epoch’s ability to maintain strong financial positions is important in order for Epoch to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Epoch would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Epoch that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Epoch. The Board noted that New York Life Investments had agreed to bear 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Epoch will seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Portfolio, and also considered steps that New York Life Investments and Epoch would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning.

The Board considered that New York Life Investments was subject to a potential conflict of interest in making its recommendation to the Board. In this regard, the Board received information regarding the terms of an asset purchase agreement entered into between and among Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments. Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments, have entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which Epoch acquired certain assets of ICAP’s investment management business. Pursuant to the Asset Purchase Agreement, Epoch acquired these assets and assumed certain liabilities of ICAP associated with the acquired assets and paid a purchase price on the closing date of the Asset Purchase Agreement. The Asset Purchase Agreement provides, among other things, for New York Life Investments to recommend to the Board the appointment of Epoch as interim subadvisor to the Portfolio and as a subadvisor on a longer term basis. As set forth in the Asset Purchase Agreement, Epoch and New York Life Investments intend to maintain an ongoing relationship between the parties with regard to the Portfolio and certain other funds wherein, among other things, New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the Portfolio for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Portfolios and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report previously

23

Board Consideration and Approval of Subadvisory Agreements (Unaudited) (continued)

provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement. The Board considered the Portfolio’s contractual management and subadvisory fee schedules. The Board considered information provided by Epoch concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. The Board noted, however, that Epoch’s fees as subadvisor are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed New Subadvisory Agreement. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee applicable for the Portfolio at certain asset levels and to add a new breakpoint in the management fee for assets in excess of $2 billion. The Board observed that New York Life Investments and Epoch had also agreed to a different subadvisory fee schedule to be paid to Epoch, as compared to the subadvisory fee paid to ICAP.

After considering the factors above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, that the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

24	MainStay VP Epoch U.S. Equity Yield Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

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©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

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1744300	MSVPEUE10-08/17 (NYLIAC) NI521

MainStay VP Large Cap Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	18.37%	20.94%	14.14%	8.61%	0.77%
Service Class Shares	6/6/2003	18.22	20.64	13.86	8.34	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	13.99%	20.42%	15.30%	8.91%
S&P 500® Index[4]	9.34	17.90	14.63	7.18
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	16.22	22.44	14.72	8.05

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,183.70	$4.17	$1,021.00	$3.86	0.77%

Service Class Shares	$1,000.00	$1,182.20	$5.52	$1,019.70	$5.11	1.02%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Internet Software & Services	12.1%
Software	12.0
Internet & Direct Marketing Retail	9.5
IT Services	9.2
Health Care Equipment & Supplies	5.9
Semiconductors & Semiconductor Equipment	5.5
Technology Hardware, Storage & Peripherals	4.2
Aerospace & Defense	3.8
Biotechnology	3.5
Health Care Providers & Services	3.2
Hotels, Restaurants & Leisure	3.0
Life Sciences Tools & Services	2.8
Pharmaceuticals	2.8
Airlines	2.5
Chemicals	2.5

Capital Markets	2.3%
Textiles, Apparel & Luxury Goods	2.0
Industrial Conglomerates	1.8
Equity Real Estate Investment Trusts (REITs)	1.8
Media	1.7
Specialty Retail	1.7
Road & Rail	1.3
Banks	1.2
Oil, Gas & Consumable Fuels	1.1
Machinery	1.0
Air Freight & Logistics	0.7
Short-Term Investment	1.0
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.
2.	Amazon.com, Inc.
3.	Apple, Inc.
4.	Visa, Inc.
5.	Microsoft Corp.
6.	Facebook, Inc. Class A
7.	UnitedHealth Group, Inc.
8.	salesforce.com, Inc.
9.	Celgene Corp.
10.	Alibaba Group Holding, Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Large Cap Growth Portfolio returned 18.37% for Initial Class shares and 18.22% for Service Class shares. Over the same period, both share classes outperformed the 13.99% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index; the 9.34% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio; and the 16.22% return of the Average Lipper2 Variable Products Large-Cap Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

At the beginning of 2017, our research indicated that on a relative basis, certain high-growth companies were priced as inexpensively as they had been in nearly 40 years. As a result, the Portfolio entered the reporting period with overweight positions in many of the same high-growth companies that were attractively valued on a historical basis. Stocks selected in information technology (Alibaba +60%, Mobileye +59% and ServiceNow +43%), industrials (Southwest +25% and Delta +6%) and consumer discretionary (Ctrip +35%, Amazon.com +29% and Expedia +32%) were performance drivers. In addition, a key element of the Portfolio’s strong relative performance was our decision to hold underweight positions in sectors that had largely benefited from declining interest rates in previous years. With the end of quantitative easing, these stocks lost their tailwinds, and the Portfolio’s underweight positions in the related sectors (consumer staples, telecommunication services, real estate and utilities) all contributed positively to the Portfolio’s performance relative to the Russell 1000® Growth Index.

Health care and energy were modest detractors during the reporting period, with energy reflecting a bear-market decline in oil prices. In the health care sector, the inability of the Senate to pass a new health care bill led the market to conclude that increased pressure on drug pricing may be muted. The stock prices of certain biopharmaceutical companies increased, and the Portfolio’s underweight positions in these companies detracted from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

For the six months ended June 30, 2017, the strongest positive-contributing sectors to the Portfolio’s performance relative to the Russell 1000® Growth Index were information technology, industrials and consumer staples. (Contributions take weightings and total returns into account.) The weakest-contributing sectors for the reporting period were health care, energy and financials. The energy sector had a negative total return that detracted from relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were e-commerce leader Amazon.com, credit card company Visa and Chinese Internet company Alibaba Group Holding, Ltd. Amazon.com advanced as the company continued to take market share from traditional retail outlets. Visa benefited as the company’s significant investment in Europe positively affected performance. Alibaba Group Holding appreciated when the company announced projected 2018 fiscal-year revenue growth of 45% to 49%—well above Wall Street expectations, which had been in the mid-30% range.

The weakest-contributing stocks during the reporting period were after-market auto parts retailer O’Reilly Automotive, genomics research company Illumina and biopharmaceutical company Biogen. O’Reilly Automotive’s stock declined when the company reported weaker-than-anticipated sales. We took the opportunity to sell the stock. Illumina and Biogen suffered from the uncertainty in the health care regulatory environment.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of NVIDIA, the market-share leader in the semiconductor industry, to participate in the increased demand for cloud-based computing, machine learning and artificial-intelligence applications. The Portfolio also purchased a position in hotel industry leader Hilton Worldwide Holdings on what we considered to be an attractive valuation after the company spun off its time share and REIT business.

The Portfolio sold its position in membership warehouse merchandiser Costco after news of competitor Amazon.com’s acquisition of Whole Foods. We saw the acquisition as complicating Costco’s competitive environment and possibly resetting the company’s investment thesis. The Portfolio also sold its position in discount variety store Dollar Tree because of general concerns about the retail landscape shifting to online buying.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Large Cap Growth Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The reconstitution of the Russell 1000® Growth Index—along with our strategic sector weightings—resulted in only one sector overweight increase. This occurred in the health care sector, where the Portfolio was overweight by 4.5 percentage points. This differential in part reflects the reduction in the Index weight with certain biopharmaceutical names shifting to the value benchmark. Decreases in active weights relative to the benchmark occurred in information technology, where the Portfolio’s relative overweight decreased by 1.8 percentage points, and in financials, where the Portfolio’s relative overweight decreased by 1.5 percentage points.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held overweight sector positions relative to the Russell 1000® Growth Index in information technology (more than six percentage points overweight) and health care (more than four percentage points overweight). As of the same date, the Portfolio held underweight sector positions relative to the Index in consumer staples (more than seven percentage points underweight) and materials (more than one percentage point underweight).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 3.8%
General Dynamics Corp.	53,550	$10,608,255
Northrop Grumman Corp.	34,800	8,933,508
Raytheon Co.	98,650	15,930,002

		35,471,765

Air Freight & Logistics 0.7%
FedEx Corp.	31,250	6,791,563

Airlines 2.5%
Delta Air Lines, Inc.	185,450	9,966,083
Southwest Airlines Co.	208,150	12,934,441

		22,900,524

Banks 1.2%
JPMorgan Chase & Co.	122,800	11,223,920

Biotechnology 3.5%
Biogen, Inc. (a)	35,480	9,627,853
♦Celgene Corp. (a)	173,070	22,476,601

		32,104,454

Capital Markets 2.3%
Intercontinental Exchange, Inc.	183,500	12,096,320
Moody’s Corp.	77,840	9,471,571

		21,567,891

Chemicals 2.5%
Ecolab, Inc.	70,050	9,299,137
Sherwin-Williams Co.	39,010	13,690,950

		22,990,087

Equity Real Estate Investment Trusts (REITs) 1.8%
American Tower Corp.	124,300	16,447,376

Health Care Equipment & Supplies 5.9%
Becton Dickinson & Co.	57,200	11,160,292
Boston Scientific Corp. (a)	555,750	15,405,390
Danaher Corp.	117,150	9,886,288
DexCom, Inc. (a)	78,800	5,764,220
Edwards Lifesciences Corp. (a)	108,275	12,802,436

		55,018,626

Health Care Providers & Services 3.2%
♦UnitedHealth Group, Inc.	158,350	29,361,257

Hotels, Restaurants & Leisure 3.0%
Hilton Worldwide Holdings, Inc.	194,850	12,051,473
Starbucks Corp.	266,810	15,557,691

		27,609,164

	Shares	Value
Industrial Conglomerates 1.8%
Honeywell International, Inc.	126,225	$16,824,530

Internet & Direct Marketing Retail 9.5%
♦Amazon.com, Inc. (a)	45,890	44,421,520
Ctrip.com International, Ltd., ADR (a)	189,850	10,225,321
Expedia, Inc.	74,220	11,055,069
Netflix, Inc. (a)	30,600	4,571,946
Priceline Group, Inc. (a)	9,400	17,582,888

		87,856,744

Internet Software & Services 12.1%
♦Alibaba Group Holding, Ltd., Sponsored ADR (a)	146,000	20,571,400
♦Alphabet, Inc.(a)
Class A	24,825	23,079,306
Class C	27,199	24,716,547
CoStar Group, Inc. (a)	44,855	11,823,778
♦Facebook, Inc. Class A (a)	211,550	31,939,819

		112,130,850

IT Services 9.2%
Fidelity National Information Services, Inc.	115,900	9,897,860
Fiserv, Inc. (a)	82,650	10,111,401
Mastercard, Inc. Class A	154,100	18,715,445
PayPal Holdings, Inc. (a)	175,650	9,427,135
♦Visa, Inc. Class A	400,450	37,554,201

		85,706,042

Life Sciences Tools & Services 2.8%
Illumina, Inc. (a)	60,200	10,445,904
Thermo Fisher Scientific, Inc.	89,800	15,667,406

		26,113,310

Machinery 1.0%
Fortive Corp.	150,900	9,559,515

Media 1.7%
Altice U.S.A., Inc. Class A (a)	73,200	2,364,360
Comcast Corp. Class A	338,800	13,186,096

		15,550,456

Oil, Gas & Consumable Fuels 1.1%
Diamondback Energy, Inc. (a)	119,990	10,656,312

Pharmaceuticals 2.8%
Eli Lilly & Co.	111,800	9,201,140
Zoetis, Inc.	261,850	16,334,203

		25,535,343

Road & Rail 1.3%
Union Pacific Corp.	109,300	11,903,863

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 5.5%
ASML Holding N.V. Registered	70,700	$9,212,917
Broadcom, Ltd.	64,650	15,066,682
NVIDIA Corp.	62,500	9,035,000
Skyworks Solutions, Inc.	85,300	8,184,535
Xilinx, Inc.	144,000	9,262,080

		50,761,214

Software 12.0%
Adobe Systems, Inc. (a)	70,550	9,978,592
Electronic Arts, Inc. (a)	83,800	8,859,336
Intuit, Inc.	83,400	11,076,354
♦Microsoft Corp.	465,600	32,093,808
♦salesforce.com, Inc. (a)	305,750	26,477,950
ServiceNow, Inc. (a)	121,800	12,910,800
Splunk, Inc. (a)	168,700	9,597,343

		110,994,183

Specialty Retail 1.7%
Home Depot, Inc.	100,600	15,432,040

Technology Hardware, Storage & Peripherals 4.2%
♦Apple, Inc.	269,425	38,802,589

Textiles, Apparel & Luxury Goods 2.0%
NIKE, Inc., Class B	312,950	18,464,050

Total Common Stocks (Cost $736,297,374)		917,777,668

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $9,749,588 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 9/30/21, with a Principal Amount of $10,185,000 and a Market Value of $9,948,545)	$9,749,491	$9,749,491

Total Short-Term Investment (Cost $9,749,491)		9,749,491

Total Investments (Cost $746,046,865) (b)	100.1%	927,527,159
Other Assets, Less Liabilities	(0.1)	(1,329,139)
Net Assets	100.0%	$926,198,020

(a)	Non-income producing security.

(b)	As of June 30, 2017, cost was $746,731,396 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$184,019,443
Gross unrealized depreciation	(3,223,680)

Net unrealized appreciation	$180,795,763

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$917,777,668	$—	$—	$917,777,668
Short-Term Investment
Repurchase Agreement	—	9,749,491	—	9,749,491

Total Investments in Securities	$917,777,668	$9,749,491	$—	$927,527,159

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $746,046,865)	$927,527,159
Receivables:
Investment securities sold	10,653,586
Fund shares sold	966,161
Dividends and interest	345,371
Other assets	5,512

Total assets	939,497,789

Liabilities
Payables:
Investment securities purchased	12,418,555
Manager (See Note 3)	573,666
NYLIFE Distributors (See Note 3)	106,406
Shareholder communication	90,667
Fund shares redeemed	73,135
Professional fees	21,253
Custodian	7,951
Trustees	1,608
Accrued expenses	6,528

Total liabilities	13,299,769

Net assets	$926,198,020

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,717
Additional paid-in capital	627,228,843

627,271,560
Undistributed net investment income	383,773
Accumulated net realized gain (loss) on investments	117,062,393
Net unrealized appreciation (depreciation) on investments	181,480,294

Net assets	$926,198,020

Initial Class
Net assets applicable to outstanding shares	$413,747,575

Shares of beneficial interest outstanding	18,682,340

Net asset value per share outstanding	$22.15

Service Class
Net assets applicable to outstanding shares	$512,450,445

Shares of beneficial interest outstanding	24,034,783

Net asset value per share outstanding	$21.32

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,561,853
Interest	2,886

Total income	4,564,739

Expenses
Manager (See Note 3)	3,449,208
Distribution/Service—Service Class (See Note 3)	600,081
Shareholder communication	68,498
Professional fees	40,966
Trustees	11,787
Custodian	5,996
Miscellaneous	19,161

Total expenses before waiver/reimbursement	4,195,697
Expense waiver/reimbursement from Manager (See Note 3)	(14,731)

Net expenses	4,180,966

Net investment income (loss)	383,773

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	84,341,053
Net change in unrealized appreciation (depreciation) on investments	75,918,252

Net realized and unrealized gain (loss) on investments	160,259,305

Net increase (decrease) in net assets resulting from operations	$160,643,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$383,773	$(447,462)
Net realized gain (loss) on investments	84,341,053	33,323,148
Net change in unrealized appreciation (depreciation) on investments	75,918,252	(55,608,438)

Net increase (decrease) in net assets resulting from operations	160,643,078	(22,732,752)

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(37,645,350)
Service Class	—	(38,025,475)

Total distributions to shareholders	—	(75,670,825)

Capital share transactions:
Net proceeds from sale of shares	51,846,571	245,856,696
Net asset value of shares issued to shareholders in reinvestment of distributions	—	75,670,825
Cost of shares redeemed	(239,745,533)	(158,970,224)

Increase (decrease) in net assets derived from capital share transactions	(187,898,962)	162,557,297

Net increase (decrease) in net assets	(27,255,884)	64,153,720

Net Assets

Beginning of period	953,453,904	889,300,184

End of period	$926,198,020	$953,453,904

Undistributed net investment income at end of period	$383,773	$—

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.71		$20.83	$22.48	$22.83	$16.88	$14.92

Net investment income (loss) (a)	0.02		0.01	(0.00)‡	(0.01)	0.01	0.06
Net realized and unrealized gain (loss) on investments	3.42		(0.43)	1.22	2.29	6.11	1.90

Total from investment operations	3.44		(0.42)	1.22	2.28	6.12	1.96

Less dividends and distributions:
From net investment income	—		—	—	—	(0.06)	—
From net realized gain on investments	—		(1.70)	(2.87)	(2.63)	(0.11)	—

Total dividends and distributions	—		(1.70)	(2.87)	(2.63)	(0.17)	—

Net asset value at end of period	$22.15		$18.71	$20.83	$22.48	$22.83	$16.88

Total investment return (b)	18.39	%(c)	(2.27%)	6.18%	10.63%	36.47%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20	%††	0.07%	(0.01%)	(0.03%)	0.07%	0.38%
Net expenses	0.77	%††	0.77%	0.77%	0.77%	0.77%	0.78%
Portfolio turnover rate	30%		94%	71%	78%	74%	69%
Net assets at end of period (in 000’s)	$413,748		$518,425	$448,409	$410,122	$428,354	$441,225

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.03		$20.18	$21.93	$22.39	$16.56	$14.68

Net investment income (loss) (a)	(0.00	)‡	(0.03)	(0.06)	(0.06)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	3.29		(0.42)	1.18	2.23	6.00	1.86

Total from investment operations	3.29		(0.45)	1.12	2.17	5.97	1.88

Less dividends and distributions:
From net investment income	—		—	—	—	(0.03)	—
From net realized gain on investments	—		(1.70)	(2.87)	(2.63)	(0.11)	—

Total dividends and distributions	—		(1.70)	(2.87)	(2.63)	(0.14)	—

Net asset value at end of period	$21.32		$18.03	$20.18	$21.93	$22.39	$16.56

Total investment return (b)	18.25	% (c)	(2.52%)	5.91%	10.35%	36.13%	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	(0.17%)	(0.26%)	(0.28%)	(0.18%)	0.10%
Net expenses	1.02	% ††	1.02%	1.02%	1.02%	1.02%	1.03%
Portfolio turnover rate	30%		94%	71%	78%	74%	69%
Net assets at end of period (in 000’s)	$512,450		$435,029	$440,891	$373,762	$324,801	$225,199

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently sold to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined in Note 3(B)) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Large Cap Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids / offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial

17

Notes to Financial Statements (Unaudited) (continued)

statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and

18	MainStay VP Large Cap Growth Portfolio

accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Winslow Capital Management, LLC. (“Winslow Capital” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. During the six-month period ended June 30, 2017, the effective management fee rate was 0.74% exclusive of the management fee waiver.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,449,208 and waived/reimbursed expenses in the amount of $14,731.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$75,670,825

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

19

Notes to Financial Statements (Unaudited) (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $279,824 and $465,444, respectively.

Note 9–Capital Share Transactions

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	577,781	$11,646,264
Shares redeemed	(9,606,687)	(197,780,648)

Net increase (decrease)	(9,028,906)	$(186,134,384)

Year ended December 31, 2016:
Shares sold	8,384,466	$164,789,515
Shares issued to shareholders in reinvestment of dividends and distributions	1,946,406	37,645,350
Shares redeemed	(4,150,941)	(81,099,269)

Net increase (decrease)	6,179,931	$121,335,596

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,995,595	$40,200,307
Shares redeemed	(2,085,502)	(41,964,885)

Net increase (decrease)	(89,907)	$(1,764,578)

Year ended December 31, 2016:
Shares sold	4,316,999	$81,067,181
Shares issued to shareholders in reinvestment of dividends and distributions	2,038,431	38,025,475
Shares redeemed	(4,073,363)	(77,870,955)

Net increase (decrease)	2,282,067	$41,221,701

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

21

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743133	MSVPLG10-08/17 (NYLIAC) NI525

MainStay VP Epoch U.S. Small Cap Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	6.21%	18.95%	13.41%	7.39%	0.81%
Service Class Shares	6/5/2003	6.08	18.65	13.13	7.12	1.06

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[2]	5.97%	19.84%	14.04%	7.42%
Average Lipper Variable Products Small-Cap Core Portfolio[3]	3.57	22.33	13.61	6.59

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The Russell 2500™ Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,062.10	$4.14	$1,020.80	$4.06	0.81%

Service Class Shares	$1,000.00	$1,060.80	$5.42	$1,019.50	$5.31	1.06%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Small Cap Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Banks	11.6%
Electronic Equipment, Instruments & Components	5.7
Machinery	5.1
Health Care Providers & Services	4.9
Capital Markets	4.6
Equity Real Estate Investment Trusts (REITs)	4.4
Textiles, Apparel & Luxury Goods	4.2
Food Products	4.0
Hotels, Restaurants & Leisure	4.0
Building Products	3.3
Communications Equipment	3.0
Insurance	3.0
Road & Rail	2.9
Real Estate Management & Development	2.8
Software	2.8
Commercial Services & Supplies	2.6
Energy Equipment & Services	2.6
IT Services	2.6

Multi-Utilities	2.5%
Aerospace & Defense	2.1
Metals & Mining	2.1
Life Sciences Tools & Services	2.0
Leisure Products	1.7
Auto Components	1.6
Diversified Consumer Services	1.6
Household Durables	1.6
Construction Materials	1.5
Semiconductors & Semiconductor Equipment	1.5
Specialty Retail	1.5
Health Care Equipment & Supplies	1.3
Internet Software & Services	1.3
Chemicals	1.2
Media	1.2
Short-Term Investment	1.1
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Universal Display Corp.

2.	Bank of The Ozarks, Inc.

3.	Markel Corp.

4.	BankUnited, Inc.

5.	TreeHouse Foods, Inc.

6.	Hexcel Corp.

7.	Bio-Rad Laboratories, Inc. Class A

8.	PTC, Inc.

9.	Woodward, Inc.

10.	NetScout Systems, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter and Michael J. Caputo of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Small Cap Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Epoch U.S. Small Cap Portfolio returned 6.21% for Initial Class shares and 6.08% for Service Class shares. Over the same period, both share classes outperformed the 5.97% return of the Russell 2500™ Index,1 which is the Portfolio’s benchmark, and the 3.57% return of the Average Lipper2 Variable Products Small-Cap Core Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Russell 2500™ Index benefited from stock selection in the consumer discretionary and information technology sectors and from having a less-than-benchmark weight in the energy sector. The Portfolio’s relative performance was hindered by stock selection in the financials and industrials sectors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest contributions to performance relative to the Russell 2500™ Index came from the energy, consumer discretionary and information technology sectors. (Contributions take weightings and total returns into account.) The Portfolio had minimal exposure to the energy sector, which was the Portfolio’s weakest sector during the reporting period; and this positioning helped relative performance, as did stock selection in that sector. In the consumer discretionary and information technology sectors, stock selection was the primary driver of strong relative performance. The industrials and materials sectors were the most substantial detractors from the Portfolio’s relative performance because of stock selection. The consumer staples sector was also a mild detractor.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, electronic equipment, instruments & components company Universal Display; household durables company NVR; and health care providers & services company Air Methods made the strongest positive contributions to the Portfolio’s absolute performance.

Shares of Universal Display surged after the company reported revenue growth and earnings that exceeded consensus expectations. The increase in revenue was primarily driven by higher royalty and license fees on the company’s organic light emitting diode (OLED) technology. Universal Display is the exclusive patent holder for this technology, which will be used in the next generation of screens for smart phones. Shares of homebuilder NVR steadily rose on strong results. Air Methods, which provides air medical-emergency transport services, saw its stock rise after the company agreed to be purchased by American Securities, a private equity firm. We sold the position following the announcement.

During the reporting period, energy equipment & services company Oil States International and specialty retailers Sally Beauty Holdings and Advance Auto Parts were the most substantial detractors from absolute performance.

Oil States International declined along with the slump in the energy sector. Sally Beauty Holdings reported fiscal first-quarter revenue that was below expectations. In addition, the company lowered its forecast for full-year same-store sales. In January, the company approved a comprehensive restructuring plan that included a wide range of organizational efficiency initiatives and cost-reduction efforts. While the company incurred aggregate charges of approximately $12 million to $14 million in the second quarter of 2017, it expects pretax benefits in the range of $17 million to $19 million annually going forward, which should enhance profitability and cash flow. Shares of Advance Auto Parts declined after the company reported lower-than-expected revenue and quarterly profits. Management announced that it expects $750 million in gross productivity savings over the next four years, up from $500 million over a five-year period. Despite short-term difficulties, we believe that the company is positioned to benefit as the purchase of General Parts is digested and as Advance Auto Parts pursues additional operating efficiencies. We also believe that the company’s productivity program should help close the profitability gap with its peer group.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of Coherent, which sells lasers and laser systems used in displays, microelectronics, inspection and test equipment, semiconductor manufacturing, and other industries. The company is the main supplier of systems for laser annealing of liquid crystal display (LCD) and organic light emitting diode (OLED) based displays. OLED penetration is increasing in handsets because of better price and performance. We expect OLED penetration in smartphones to increase from roughly 20% in mid-2017 to more than 70% in 2020. We believe that this OLED capacity expansion should benefit Coherent’s sales of laser annealing systems at a high gross margin. In addition, each system generates a replacement stream of parts

1.	See footnote on page 5 for more information on the Russell 2500™ Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Epoch U.S. Small Cap Portfolio

also at high gross margins that we believe should further benefit Coherent.

The Portfolio also purchased shares of LCI Industries, the largest domestic supplier of parts to the recreational vehicle (RV) and manufactured housing markets. Approximately 90% of the company’s net sales are to the RV segment, while manufactured housing sales represent the remaining 10%. Approximately 90% of the company’s revenue has come from North America, although recent acquisitions will likely expand the company’s European revenue base. The company has leveraged its size to fund research and development (R&D) in an effort to stay at the forefront of RV technology and continue to capture market share from smaller competitors. LCI approximately doubled its average content per towable RV over the last 10 years and tripled its average content per motor home. We expect continued R&D leverage and market share gains will enable LCI to outpace industry RV shipment growth. Although the company’s primary focus is on domestic RVs, the international market for RV components is significant. We believe that LCI will continue to use its free cash flow to make acquisitions, develop new products, improve manufacturing efficiency and return capital to shareholders.

The Portfolio’s most substantial sale during the reporting period was Air Methods, discussed previously. Other significant sales during the reporting period included building products company Armstrong World Industries and restaurant company Darden Restaurants, each of which was sold as the shares appreciated and reached our price target.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector weightings did not change meaningfully during the reporting period. The most substantial increases were in the information technology and real estate sectors. The most substantial decreases in sector weightings were in industrials and telecommunications services. The largest of these sector-weighting changes was slightly over two percentage points.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the only meaningfully overweight sectors in the Portfolio relative to the Russell 2500™ Index were consumer discretionary and financials. As of the same date, the only meaningfully underweight sectors in the Portfolio were health care and real estate. Sector weights are the result of individual stock selection.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 98.8%†
Aerospace & Defense 2.1%
♦Hexcel Corp.	198,215	$10,463,770

Auto Components 1.6%
LCI Industries	79,920	8,183,808

Banks 11.6%
Bank of Hawaii Corp.	110,860	9,198,054
♦Bank of The Ozarks, Inc.	252,903	11,853,564
♦BankUnited, Inc.	326,979	11,022,462
CVB Financial Corp.	104,175	2,336,645
Eagle Bancorp, Inc. (a)	40,736	2,578,589
Glacier Bancorp, Inc.	73,308	2,683,806
LegacyTexas Financial Group, Inc.	61,423	2,342,059
Texas Capital Bancshares, Inc. (a)	113,748	8,804,095
Western Alliance Bancorp (a)	161,480	7,944,816

		58,764,090

Building Products 3.3%
Armstrong Flooring, Inc. (a)	249,083	4,476,022
Insteel Industries, Inc.	133,833	4,412,474
JELD-WEN Holding, Inc. (a)	246,611	8,004,993

		16,893,489

Capital Markets 4.6%
Artisan Partners Asset Management, Inc. Class A	85,406	2,621,964
Diamond Hill Investment Group, Inc.	33,852	6,750,089
FactSet Research Systems, Inc.	26,361	4,380,671
Morningstar, Inc.	74,518	5,837,740
Pzena Investment Management, Inc. Class A	376,792	3,828,207

		23,418,671

Chemicals 1.2%
Valvoline, Inc.	248,895	5,903,789

Commercial Services & Supplies 2.6%
KAR Auction Services, Inc.	174,181	7,310,377
US Ecology, Inc.	118,066	5,962,333

		13,272,710

Communications Equipment 3.0%
Harmonic, Inc. (a)	1,061,275	5,571,694
♦NetScout Systems, Inc. (a)	280,120	9,636,128

		15,207,822

Construction Materials 1.5%
Summit Materials, Inc. Class A (a)	260,883	7,531,692

Diversified Consumer Services 1.6%
Service Corp. International	236,478	7,910,189

	Shares	Value
Electronic Equipment, Instruments & Components 5.7%
Coherent, Inc. (a)	39,384	$8,861,006
♦Universal Display Corp.	136,085	14,867,286
VeriFone Systems, Inc. (a)	282,697	5,116,816

		28,845,108

Energy Equipment & Services 2.6%
Core Laboratories N.V.	36,039	3,649,669
Dril-Quip, Inc. (a)	28,292	1,380,650
Newpark Resources, Inc. (a)	483,491	3,553,659
Oil States International, Inc. (a)	165,743	4,499,922

		13,083,900

Equity Real Estate Investment Trusts (REITs) 4.4%
CubeSmart	287,638	6,914,818
GEO Group, Inc.	194,227	5,743,292
Kite Realty Group Trust	226,558	4,288,743
Physicians Realty Trust	254,646	5,128,570

		22,075,423

Food Products 4.0%
B&G Foods, Inc.	162,739	5,793,508
Fresh Del Monte Produce, Inc.	81,088	4,128,190
♦TreeHouse Foods, Inc. (a)	129,233	10,557,044

		20,478,742

Health Care Equipment & Supplies 1.3%
Natus Medical, Inc. (a)	181,692	6,777,112

Health Care Providers & Services 4.9%
HealthSouth Corp.	174,649	8,453,012
Molina Healthcare, Inc. (a)	73,940	5,115,169
Patterson Cos., Inc.	158,682	7,450,120
Universal Health Services, Inc. Class B	32,700	3,992,016

		25,010,317

Hotels, Restaurants & Leisure 4.0%
Cedar Fair, L.P.	126,136	9,094,405
Cheesecake Factory, Inc.	48,942	2,461,783
Eldorado Resorts, Inc. (a)	125,321	2,506,420
Red Rock Resorts, Inc. Class A	260,831	6,142,570

		20,205,178

Household Durables 1.6%
NVR, Inc. (a)	3,269	7,880,284

Insurance 3.0%
♦Markel Corp. (a)	11,512	11,234,100
ProAssurance Corp.	66,686	4,054,509

		15,288,609

Internet Software & Services 1.3%
Criteo S.A., Sponsored ADR (a)	138,235	6,780,427

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 2.6%
CSRA, Inc.	238,384	$7,568,692
Sabre Corp.	252,309	5,492,767

		13,061,459

Leisure Products 1.7%
Brunswick Corp.	141,087	8,850,387

Life Sciences Tools & Services 2.0%
♦Bio-Rad Laboratories, Inc., Class A (a)	45,425	10,280,132

Machinery 5.1%
John Bean Technologies Corp.	71,891	7,045,318
Mueller Industries, Inc.	122,195	3,720,838
Welbilt, Inc. (a)	282,305	5,321,449
♦Woodward, Inc.	143,031	9,666,035

		25,753,640

Media 1.2%
Live Nation Entertainment, Inc. (a)	169,103	5,893,239

Metals & Mining 2.1%
Compass Minerals International, Inc.	101,348	6,618,024
Reliance Steel & Aluminum Co.	56,726	4,130,220

		10,748,244

Multi-Utilities 2.5%
Black Hills Corp.	123,134	8,307,851
NorthWestern Corp.	72,032	4,395,393

		12,703,244

Real Estate Management & Development 2.8%
Howard Hughes Corp. (a)	45,384	5,574,971
Jones Lang LaSalle, Inc.	68,329	8,541,125

		14,116,096

Road & Rail 2.9%
AMERCO	12,178	4,457,879
Genesee & Wyoming, Inc. Class A (a)	79,586	5,442,886
Werner Enterprises, Inc.	154,480	4,533,988

		14,434,753

Semiconductors & Semiconductor Equipment 1.5%
Cypress Semiconductor Corp.	553,537	7,555,780

Software 2.8%
♦PTC, Inc. (a)	183,151	10,095,283
TiVo Corp.	232,564	4,337,319

		14,432,602

	Shares	Value
Specialty Retail 1.5%
Advance Auto Parts, Inc.	26,361	$3,073,429
Sally Beauty Holdings, Inc. (a)	222,837	4,512,449

		7,585,878

Textiles, Apparel & Luxury Goods 4.2%
Carter’s, Inc.	78,272	6,962,294
Oxford Industries, Inc.	68,887	4,304,749
PVH Corp.	39,876	4,565,802
Steven Madden, Ltd. (a)	137,127	5,478,224

		21,311,069

Total Common Stocks (Cost $436,802,959)		500,701,653

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $5,618,546 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $5,640,000 and a Market Value of $5,734,504)	$5,618,490	5,618,490

Total Short-Term Investment (Cost $5,618,490)		5,618,490

Total Investments (Cost $442,421,449) (b)	99.9%	506,320,143
Other Assets, Less Liabilities	0.1	662,545
Net Assets	100.0%	$506,982,688

(a)	Non-income producing security.

(b)	As of June 30, 2017, cost was $443,328,796 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$74,213,901
Gross unrealized depreciation	(11,222,554)

Net unrealized appreciation	$62,991,347

The following abbreviation is used in the preceding pages:

ADR — American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$500,701,653	$—	$—	$500,701,653
Short-Term Investment
Repurchase Agreement	—	5,618,490	—	5,618,490

Total Investments in Securities	$500,701,653	$5,618,490	$—	$506,320,143

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $442,421,449)	$506,320,143
Receivables:
Investment securities sold	698,062
Dividends and interest	427,373
Fund shares sold	103,549
Other assets	2,816

Total assets	507,551,943

Liabilities
Payables:
Manager (See Note 3)	320,877
Fund shares redeemed	126,153
Shareholder communication	46,224
NYLIFE Distributors (See Note 3)	43,343
Professional fees	24,356
Custodian	2,685
Trustees	894
Accrued expenses	4,723

Total liabilities	569,255

Net assets	$506,982,688

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,135
Additional paid-in capital	378,897,832

378,935,967
Undistributed net investment income	4,159,382
Accumulated net realized gain (loss) on investments	59,988,645
Net unrealized appreciation (depreciation) on investments	63,898,694

Net assets	$506,982,688

Initial Class
Net assets applicable to outstanding shares	$295,848,835

Shares of beneficial interest outstanding	21,912,870

Net asset value per share outstanding	$13.50

Service Class
Net assets applicable to outstanding shares	$211,133,853

Shares of beneficial interest outstanding	16,222,411

Net asset value per share outstanding	$13.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,135,384
Interest	4,402

Total income	2,139,786

Expenses
Manager (See Note 3)	1,915,252
Distribution/Service—Service Class (See Note 3)	255,641
Shareholder communication	38,612
Professional fees	34,599
Custodian	7,274
Trustees	6,353
Miscellaneous	11,200

Total expenses	2,268,931

Net investment income (loss)	(129,145)

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments	15,549,765
Net change in unrealized appreciation (depreciation) on investments	14,567,965

Net realized and unrealized gain (loss) on investments	30,117,730

Net increase (decrease) in net assets resulting from operations	$29,988,585

(a)	Dividends recorded net of foreign withholding taxes in the amount of $6,309.

14	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(129,145)	$3,629,376
Net realized gain (loss) on investments	15,549,765	44,697,350
Net change in unrealized appreciation (depreciation) on investments	14,567,965	31,036,947

Net increase (decrease) in net assets resulting from operations	29,988,585	79,363,673

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,335,425)
Service Class	—	(357,424)

	—	(1,692,849)

From net realized gain on investments:
Initial Class	—	(14,354,673)
Service Class	—	(9,131,749)

	—	(23,486,422)

Total dividends and distributions to shareholders	—	(25,179,271)

Capital share transactions:
Net proceeds from sale of shares	23,658,710	68,743,450
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	25,179,271
Cost of shares redeemed	(41,399,947)	(120,229,987)

Increase (decrease) in net assets derived from capital share transactions	(17,741,237)	(26,307,266)

Net increase (decrease) in net assets	12,247,348	27,877,136

Net Assets
Beginning of period	494,735,340	466,858,204

End of period	$506,982,688	$494,735,340

Undistributed net investment income at end of period	$4,159,382	$4,288,527

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.71		$11.53	$13.52	$13.78	$10.06	$8.96

Net investment income (loss) (a)	0.00		0.10	0.08	0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	0.79		1.72	(0.58)	0.72	3.76	1.05

Total from investment operations	0.79		1.82	(0.50)	0.81	3.81	1.14

Less dividends and distributions:
From net investment income	—		(0.05)	(0.07)	(0.04)	(0.09)	(0.04)
From net realized gain on investments	—		(0.59)	(1.42)	(1.03)	—	—

Total dividends and distributions	—		(0.64)	(1.49)	(1.07)	(0.09)	(0.04)

Net asset value at end of period	$13.50		$12.71	$11.53	$13.52	$13.78	$10.06

Total investment return (b)	6.22	%(c)	16.17%	(3.86%)	6.59%	37.90%	12.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06	%††	0.82%	0.63%	0.68%	0.39%	0.98%
Net expenses	0.81	%††	0.81%	0.81%	0.82%	0.82%	0.83%
Portfolio turnover rate	23%		78%	41%	42%	40%	32%
Net assets at end of period (in 000’s)	$295,849		$295,531	$282,077	$204,562	$232,795	$128,576

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.27		$11.15	$13.12	$13.41	$9.80	$8.73

Net investment income (loss) (a)	(0.01)		0.07	0.04	0.06	0.01	0.06
Net realized and unrealized gain (loss) on investments	0.75		1.66	(0.55)	0.70	3.67	1.03

Total from investment operations	0.74		1.73	(0.51)	0.76	3.68	1.09

Less dividends and distributions:
From net investment income	—		(0.02)	(0.04)	(0.02)	(0.07)	(0.02)
From net realized gain on investments	—		(0.59)	(1.42)	(1.03)	—	—

Total dividends and distributions	—		(0.61)	(1.46)	(1.05)	(0.07)	(0.02)

Net asset value at end of period	$13.01		$12.27	$11.15	$13.12	$13.41	$9.80

Total investment return (b)	6.03	% (c)	15.88%	(4.10%)	6.33%	37.56%	12.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21	%)††	0.60%	0.33%	0.44%	0.13%	0.69%
Net expenses	1.06	% ††	1.06%	1.06%	1.07%	1.07%	1.08%
Portfolio turnover rate	23%		78%	41%	42%	40%	32%
Net assets at end of period (in 000’s)	$211,134		$199,205	$184,781	$199,493	$192,987	$124,643

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Small Cap Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are

18	MainStay VP Epoch U.S. Small Cap Portfolio

often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive

19

Notes to Financial Statements (Unaudited) (continued)

compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.80% up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.77%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,915,252.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,692,849	$23,486,422

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement

20	MainStay VP Epoch U.S. Small Cap Portfolio

expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were $112,715 and $125,686, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	439,845	$5,798,157
Shares redeemed	(1,775,704)	(23,371,605)

Net increase (decrease)	(1,335,859)	$(17,573,448)

Year ended December 31, 2016:
Shares sold	4,367,533	$46,176,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,325,255	15,690,098
Shares redeemed	(6,901,432)	(84,470,394)

Net increase (decrease)	(1,208,644)	$(22,603,478)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,402,000	$17,860,553
Shares redeemed	(1,415,853)	(18,028,342)

Net decrease	(13,853)	$(167,789)

Year ended December 31, 2016:
Shares sold	1,964,613	$22,566,632
Shares issued to shareholders in reinvestment of dividends and distributions	829,923	9,489,173
Shares redeemed	(3,129,270)	(35,759,593)

Net increase (decrease)	(334,734)	$(3,703,788)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744025	MSVPEUSC10-08/17 (NYLIAC) NI517

MainStay VP Mid Cap Core Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	7/2/2001	6.64%	15.50%	15.19%	6.86%	0.90%
Service Class Shares	6/5/2003	6.51	15.21	14.90	6.59	1.15

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	7.99%	16.48%	14.72%	7.67%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	5.44	17.49	13.51	6.79

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017 and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,066.40	$4.41	$1,020.50	$4.31	0.86%

Service Class Shares	$1,000.00	$1,065.10	$5.68	$1,019.30	$5.56	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mid Cap Core Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Equity Real Estate Investment Trusts (REITs)	7.5%
Insurance	6.9
Hotels, Restaurants & Leisure	5.1
Oil, Gas & Consumable Fuels	4.7
Semiconductors & Semiconductor Equipment	4.6
Banks	4.2
Multi-Utilities	3.8
Media	3.3
Food Products	3.1
Health Care Providers & Services	3.1
Machinery	3.1
Software	3.1
Electric Utilities	3.0
Capital Markets	2.9
Specialty Retail	2.9
IT Services	2.6
Communications Equipment	2.5
Health Care Equipment & Supplies	2.4
Technology Hardware, Storage & Peripherals	2.1
Airlines	1.9
Containers & Packaging	1.7
Exchange Traded Funds	1.7
Internet Software & Services	1.7
Aerospace & Defense	1.6
Chemicals	1.6
Household Durables	1.5
Internet & Direct Marketing Retail	1.4
Metals & Mining	1.3

Professional Services	1.3%
Diversified Consumer Services	1.2
Electronic Equipment, Instruments & Components	1.2
Life Sciences Tools & Services	1.1
Building Products	1.0
Health Care Technology	1.0
Trading Companies & Distributors	0.9
Auto Components	0.8
Household Products	0.7
Beverages	0.6
Commercial Services & Supplies	0.6
Personal Products	0.6
Real Estate Management & Development	0.6
Textiles, Apparel & Luxury Goods	0.6
Biotechnology	0.5
Electrical Equipment	0.5
Leisure Products	0.4
Air Freight & Logistics	0.3
Energy Equipment & Services	0.3
Food & Staples Retailing	0.1
Independent Power & Renewable Electricity Producers	0.1
Pharmaceuticals	0.1
Wireless Telecommunication Services	0.1
Diversified Telecommunication Services	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	SPDR S&P MidCap 400 ETF Trust

2.	SunTrust Banks, Inc.

3.	Marathon Petroleum Corp.

4.	Western Digital Corp.

5.	Consolidated Edison, Inc.
6.	Williams Cos., Inc.

7.	Edison International

8.	Xcel Energy, Inc.

9.	Lam Research Corp.

10.	Tyson Foods, Inc. Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Mid Cap Core Portfolio returned 6.64% for Initial Class shares and 6.51% for Service Class shares. Over the same period, both share classes underperformed the 7.99% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark, and outperformed the 5.44% return of the Average Lipper2 Variable Products Mid-Cap Core Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection decisions detracted from the Portfolio’s performance relative to the Russell Midcap® Index during the reporting period. Allocation effects—being overweight or underweight specific sectors as a result of the Portfolio’s bottom-up stock selection process—also had a negative impact on the Portfolio’s relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Consumer discretionary, information technology and real estate were the strongest-contributing sectors to the Portfolio’s performance relative to the Russell Midcap® Index during the reporting period. (Contributions take weightings and total returns into account.) The contribution in these sectors was driven by favorable stock selection in consumer discretionary, while an overweight position in the outperforming information technology sector—and an underweight position in the underperforming real estate sector—also contributed to the Portfolio’s relative performance.

The weakest sector contributions to the Portfolio’s relative performance during the reporting period came from the health care, materials and energy sectors. Unfavorable stock selection detracted from relative performance in health care and materials, while an underweight position in the outperforming health care sector—and an overweight position in the underperforming energy sector—also detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the Portfolio’s strongest-performing stocks were semiconductor, memory and storage solutions company Micron Technology, which continued to deliver strong results and benefited from strong demand for its products from data centers, handset makers and the auto industry. These trends also helped generate strong returns for the Portfolio in Lam Research, which manufactures equipment used in the production of semiconductor materials. Electronic Arts, a provider of games, content and online services for Internet-connected consoles, mobile devices and personal computers, saw its shares rise after the company posted strong results, which came from favorable demand trends and from higher profitability as consumers shifted from physical disks to downloaded game content.

On an absolute basis, the Portfolio’s weakest stock performer was AmTrust Financial, which fell after disclosing accounting issues that may require restatements of previous financial results. Offshore contract drilling service provider Transocean was also a weak performer for the Portfolio, as its share price dropped in concert with weakness in crude prices during the reporting period. Steel producer United States Steel also declined after the company reported operating results that fell well below expectations because of continued weakness and supply concerns within the commodity segment.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new positions that were overweight relative to the benchmark in cruise line operator Royal Caribbean and semiconductor maker Skyworks Solutions. We believe that Royal Caribbean has exhibited improving cash flow–based valuation, strong industry momentum and solid earnings. Skyworks Solutions also looked attractive from a valuation perspective, and the company exhibited strong earnings trends.

The Portfolio exited its overweight positions in off-price retail apparel and home-accessories store operator Ross Stores and consumer and commercial banking provider Huntington Bancshares. Both of these sales were prompted by deteriorating stock price trends and by valuations that we found less than compelling.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the Russell Midcap® Index in the utilities and industrials sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the Index in energy and materials.

1.	See footnote on page 5 for more information on the Russell Midcap® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Mid Cap Core Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held modestly overweight positions relative to the Russell Midcap® Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in real estate and industrials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 98.2%†
Aerospace & Defense 1.6%
Hexcel Corp.	29,441	$1,554,190
Huntington Ingalls Industries, Inc.	30,695	5,714,181
L3 Technologies, Inc.	1,145	191,307
Orbital ATK, Inc.	13,641	1,341,729
Spirit AeroSystems Holdings, Inc. Class A	105,419	6,107,977

		14,909,384

Air Freight & Logistics 0.3%
XPO Logistics, Inc. (a)	47,836	3,091,641

Airlines 1.9%
Alaska Air Group, Inc.	10,283	923,002
Copa Holdings S.A. Class A	46,354	5,423,418
JetBlue Airways Corp. (a)	185,852	4,243,001
United Continental Holdings, Inc. (a)	88,259	6,641,490

		17,230,911

Auto Components 0.8%
Adient PLC	6,444	421,309
Goodyear Tire & Rubber Co.	62,220	2,175,211
Lear Corp.	33,263	4,726,007

		7,322,527

Banks 4.2%
CIT Group, Inc.	132,707	6,462,831
Citizens Financial Group, Inc.	122,831	4,382,610
Commerce Bancshares, Inc.	18,855	1,071,530
East West Bancorp, Inc.	25,156	1,473,638
Fifth Third Bancorp	160,596	4,169,072
First Hawaiian, Inc.	171,487	5,250,932
First Republic Bank	10,725	1,073,573
KeyCorp	353,250	6,619,905
♦SunTrust Banks, Inc.	153,049	8,680,939

		39,185,030

Beverages 0.6%
Dr. Pepper Snapple Group, Inc.	58,017	5,285,929

Biotechnology 0.5%
Incyte Corp. (a)	218	27,448
OPKO Health, Inc. (a)	200,939	1,322,179
United Therapeutics Corp. (a)	25,654	3,328,093

		4,677,720

Building Products 1.0%
Johnson Controls International PLC	64,304	2,788,221
Owens Corning	94,002	6,290,614

		9,078,835

	Shares	Value
Capital Markets 2.9%
Ameriprise Financial, Inc.	46,692	$5,943,425
Artisan Partners Asset Management, Inc. Class A	1,214	37,270
E*TRADE Financial Corp. (a)	147,014	5,590,942
Lazard, Ltd. Class A	127,724	5,917,453
Legg Mason, Inc.	60,036	2,290,974
LPL Financial Holdings, Inc.	129,254	5,488,125
T. Rowe Price Group, Inc.	19,515	1,448,208

		26,716,397

Chemicals 1.6%
Cabot Corp.	325	17,365
Chemours Co.	76,375	2,896,140
Huntsman Corp.	109,899	2,839,790
Mosaic Co.	261,258	5,964,520
Olin Corp.	93,609	2,834,481

		14,552,296

Commercial Services & Supplies 0.6%
Pitney Bowes, Inc.	346,759	5,236,061

Communications Equipment 2.5%
ARRIS International PLC (a)	199,358	5,586,011
CommScope Holding Co., Inc. (a)	62,929	2,393,190
EchoStar Corp. Class A (a)	79,105	4,801,673
F5 Networks, Inc. (a)	46,053	5,851,494
Juniper Networks, Inc.	149,211	4,160,003

		22,792,371

Containers & Packaging 1.7%
Ardagh Group S.A.	16,262	367,684
Avery Dennison Corp.	519	45,864
Berry Plastics Group, Inc. (a)	104,680	5,967,807
Owens-Illinois, Inc. (a)	75,137	1,797,277
Silgan Holdings, Inc.	168,916	5,368,150
WestRock Co.	34,270	1,941,738

		15,488,520

Diversified Consumer Services 1.2%
Graham Holdings Co. Class B	7,060	4,233,529
H&R Block, Inc.	213,760	6,607,322

		10,840,851

Diversified Telecommunication Services 0.0%‡
SBA Communications Corp. (a)	531	71,632

Electric Utilities 3.0%
♦Edison International	105,603	8,257,099
Entergy Corp.	77,413	5,942,996
Eversource Energy	78,030	4,737,201
FirstEnergy Corp.	29,433	858,266
Pinnacle West Capital Corp.	3,133	266,806

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
♦Xcel Energy, Inc.	177,361	$8,137,323

		28,199,691

Electrical Equipment 0.5%
Regal Beloit Corp.	54,149	4,415,851

Electronic Equipment, Instruments & Components 1.2%
CDW Corp.	7,626	476,854
Jabil, Inc.	193,533	5,649,228
Zebra Technologies Corp. Class A (a)	45,710	4,594,769

		10,720,851

Energy Equipment & Services 0.3%
Baker Hughes, Inc.	38,994	2,125,563
Transocean, Ltd. (a)	101,402	834,538

		2,960,101

Equity Real Estate Investment Trusts (REITs) 7.5%
Annaly Capital Management, Inc.	374,976	4,518,461
Apple Hospitality REIT, Inc.	13,179	246,579
Camden Property Trust	17,395	1,487,446
Digital Realty Trust, Inc.	21,420	2,419,389
Equinix, Inc.	2,381	1,021,830
Equity LifeStyle Properties, Inc.	70,261	6,066,335
Gaming and Leisure Properties, Inc.	164,377	6,192,082
HCP, Inc.	218,730	6,990,611
Hospitality Properties Trust	187,340	5,460,961
Host Hotels & Resorts, Inc.	373,574	6,825,197
Iron Mountain, Inc.	2,969	102,015
Lamar Advertising Co. Class A	80,992	5,958,581
Omega Healthcare Investors, Inc.	87,089	2,875,679
Outfront Media, Inc.	233,983	5,409,687
Senior Housing Properties Trust	267,820	5,474,241
Starwood Property Trust, Inc.	39,547	885,457
Uniti Group, Inc. (a)	212,852	5,351,099
VEREIT, Inc.	72,796	592,559
Welltower, Inc.	18,474	1,382,779

		69,260,988

Food & Staples Retailing 0.1%
U.S. Foods Holding Corp. (a)	38,775	1,055,455

Food Products 3.1%
Bunge, Ltd.	80,106	5,975,908
Campbell Soup Co.	29,906	1,559,598
Conagra Brands, Inc.	58,009	2,074,402
Flowers Foods, Inc.	283,161	4,901,517
Ingredion, Inc.	1,461	174,166
Lamb Weston Holdings, Inc.	10,604	467,000
Pilgrim’s Pride Corp. (a)	213,499	4,679,898
TreeHouse Foods, Inc. (a)	12,155	992,942

	Shares	Value
Food Products (continued)
♦Tyson Foods, Inc. Class A	122,291	$7,659,085

		28,484,516

Health Care Equipment & Supplies 2.4%
Cooper Cos., Inc.	28,824	6,901,042
Hill-Rom Holdings, Inc.	52,171	4,153,333
Hologic, Inc. (a)	150,092	6,811,175
IDEXX Laboratories, Inc. (a)	9,466	1,528,002
Intuitive Surgical, Inc. (a)	355	332,056
STERIS PLC	12,738	1,038,147
Teleflex, Inc.	700	145,432
Varian Medical Systems, Inc. (a)	12,873	1,328,365
Zimmer Biomet Holdings, Inc.	1,135	145,734

		22,383,286

Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	77,184	7,296,203
Centene Corp. (a)	87,586	6,996,370
DaVita, Inc. (a)	98,302	6,366,038
Universal Health Services, Inc. Class B	16,278	1,987,218
WellCare Health Plans, Inc. (a)	35,010	6,286,396

		28,932,225

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc. (a)	192,206	2,452,549
Cerner Corp. (a)	98,451	6,544,038

		8,996,587

Hotels, Restaurants & Leisure 5.1%
Aramark	161,736	6,627,941
Brinker International, Inc.	61,635	2,348,294
Choice Hotels International, Inc.	6,178	396,937
Darden Restaurants, Inc.	72,976	6,599,949
Extended Stay America, Inc.	286,784	5,552,138
Hilton Worldwide Holdings, Inc.	25,260	1,562,331
Hyatt Hotels Corp. Class A (a)	392	22,034
International Game Technology PLC	207,665	3,800,270
Norwegian Cruise Line Holdings, Ltd. (a)	4,916	266,890
Royal Caribbean Cruises, Ltd.	68,717	7,505,958
Six Flags Entertainment Corp.	63,601	3,791,256
Wyndham Worldwide Corp.	64,571	6,483,574
Wynn Resorts, Ltd.	7,993	1,072,021
Yum China Holdings, Inc. (a)	24,915	982,398

		47,011,991

Household Durables 1.5%
NVR, Inc. (a)	2,603	6,274,818
Tempur Sealy International, Inc. (a)	84,885	4,532,010
Whirlpool Corp.	14,272	2,734,801

		13,541,629

Household Products 0.7%
Church & Dwight Co., Inc.	529	27,445
Energizer Holdings, Inc.	47,914	2,300,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Products (continued)
Spectrum Brands Holdings, Inc.	37,320	$4,666,493

		6,994,768

Independent Power & Renewable Electricity Producers 0.1%
NRG Energy, Inc.	27,089	466,473

Insurance 6.9%
Allied World Assurance Co. Holdings, A.G.	53,209	2,814,756
American Financial Group, Inc.	59,583	5,920,763
Assurant, Inc.	55,914	5,797,723
Assured Guaranty, Ltd.	138,903	5,797,811
Athene Holding, Ltd. Class A (a)	99,869	4,954,501
CNA Financial Corp.	1,822	88,822
Everest Re Group, Ltd.	23,884	6,080,628
First American Financial Corp.	130,049	5,811,890
FNF Group	154,612	6,931,256
Hartford Financial Services Group, Inc.	1,718	90,315
Lincoln National Corp.	86,397	5,838,709
Old Republic International Corp.	115,255	2,250,930
Progressive Corp.	24,908	1,098,194
RenaissanceRe Holdings, Ltd.	20,194	2,807,976
Unum Group	43,245	2,016,514
Validus Holdings, Ltd.	40,529	2,106,292
XL Group, Ltd.	76,611	3,355,562

		63,762,642

Internet & Direct Marketing Retail 1.4%
Expedia, Inc.	51,007	7,597,492
Liberty Interactive Corp. QVC Group Class A (a)	215,468	5,287,585

		12,885,077

Internet Software & Services 1.7%
Akamai Technologies, Inc. (a)	123,585	6,155,769
IAC / InterActiveCorp (a)	33,881	3,497,874
VeriSign, Inc. (a)	66,958	6,224,416

		15,878,059

IT Services 2.6%
Alliance Data Systems Corp.	13,189	3,385,484
CoreLogic, Inc. (a)	123,180	5,343,548
CSRA, Inc.	93,685	2,974,499
DXC Technology Co.	9,884	758,301
Euronet Worldwide, Inc. (a)	11,814	1,032,189
Fidelity National Information Services, Inc.	15,541	1,327,201
First Data Corp. Class A (a)	201,697	3,670,885
Teradata Corp. (a)	11,940	352,111
Total System Services, Inc.	25,843	1,505,355
Western Union Co.	195,237	3,719,265

		24,068,838

Leisure Products 0.4%
Hasbro, Inc.	32,494	3,623,406

	Shares	Value
Life Sciences Tools & Services 1.1%
Charles River Laboratories International, Inc. (a)	51,976	$5,257,373
Mettler-Toledo International, Inc. (a)	808	475,540
PerkinElmer, Inc.	6,645	452,790
QIAGEN N.V. (a)	47,373	1,588,417
Waters Corp. (a)	15,950	2,932,248

		10,706,368

Machinery 3.1%
AGCO Corp.	6,324	426,174
Allison Transmission Holdings, Inc.	12,437	466,512
Cummins, Inc.	35,311	5,728,150
Fortive Corp.	20,713	1,312,169
Oshkosh Corp.	82,377	5,674,128
Terex Corp.	137,240	5,146,500
Timken Co.	114,779	5,308,529
Toro Co.	7,385	511,707
Trinity Industries, Inc.	162,939	4,567,180

		29,141,049

Media 3.3%
AMC Networks, Inc. Class A (a)	17,960	959,243
Cable One, Inc.	2,380	1,691,942
Liberty SiriusXM Group (a)
Class A	61,448	2,579,587
Class C	63,026	2,628,184
Lions Gate Entertainment Corp. Class A (a)	117,594	3,318,503
Live Nation Entertainment, Inc. (a)	159,705	5,565,719
Omnicom Group, Inc.	90,792	7,526,657
Regal Entertainment Group Class A	148,100	3,030,126
Scripps Networks Interactive, Inc. Class A	41,312	2,822,023

		30,121,984

Metals & Mining 1.3%
Freeport-McMoRan, Inc. (a)	55,249	663,540
Newmont Mining Corp.	162,716	5,270,371
Steel Dynamics, Inc.	121,918	4,365,884
United States Steel Corp.	75,642	1,674,714

		11,974,509

Multi-Utilities 3.8%
Ameren Corp.	87,360	4,775,971
CenterPoint Energy, Inc.	236,048	6,462,994
CMS Energy Corp.	90,075	4,165,969
♦Consolidated Edison, Inc.	103,173	8,338,442
DTE Energy Co.	41,735	4,415,145
MDU Resources Group, Inc.	52,445	1,374,059
Public Service Enterprise Group, Inc.	6,805	292,683
Vectren Corp.	15,836	925,456
WEC Energy Group, Inc.	74,555	4,576,186

		35,326,905

Oil, Gas & Consumable Fuels 4.7%
Apache Corp.	4,488	215,110
Cabot Oil & Gas Corp.	13,241	332,084

12	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy Co.	2,713	$255,049
Concho Resources, Inc. (a)	9,142	1,111,027
CONSOL Energy, Inc. (a)	218,457	3,263,748
Devon Energy Corp.	100,825	3,223,375
Diamondback Energy, Inc. (a)	1,861	165,276
EQT Corp.	12,662	741,867
Hess Corp.	10,382	455,458
HollyFrontier Corp.	208,302	5,722,056
Marathon Oil Corp.	108,425	1,284,836
♦Marathon Petroleum Corp.	165,124	8,640,939
Murphy Oil Corp.	3,617	92,704
Newfield Exploration Co. (a)	717	20,406
Noble Energy, Inc.	25,131	711,207
ONEOK, Inc.	52,525	2,739,704
Parsley Energy, Inc. Class A (a)	1,290	35,798
Southwestern Energy Co. (a)	45,815	278,555
Tesoro Corp.	5,040	471,744
Whiting Petroleum Corp. (a)	430,638	2,372,815
♦Williams Cos., Inc.	274,951	8,325,516
World Fuel Services Corp.	72,943	2,804,658

		43,263,932

Personal Products 0.6%
Nu Skin Enterprises, Inc., Class A	92,536	5,814,962

Pharmaceuticals 0.1%
Akorn, Inc. (a)	21,737	729,059

Professional Services 1.3%
ManpowerGroup, Inc.	56,442	6,301,749
Robert Half International, Inc.	121,885	5,841,948

		12,143,697

Real Estate Management & Development 0.6%
Realogy Holdings Corp.	167,285	5,428,398

Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	21,762	1,693,084
Cree, Inc. (a)	116,479	2,871,207
First Solar, Inc. (a)	74,070	2,953,912
KLA-Tencor Corp.	14,893	1,362,858
♦Lam Research Corp.	54,835	7,755,314
Micron Technology, Inc. (a)	158,704	4,738,902
Microsemi Corp. (a)	3,138	146,858
NVIDIA Corp.	25,188	3,641,177
ON Semiconductor Corp. (a)	375,719	5,275,095
Qorvo, Inc. (a)	38,735	2,452,700
Skyworks Solutions, Inc.	73,733	7,074,681
Teradyne, Inc.	82,283	2,470,959

		42,436,747

	Shares	Value
Software 3.1%
Cadence Design Systems, Inc. (a)	185,570	$6,214,739
Citrix Systems, Inc. (a)	21,050	1,675,159
Dell Technologies, Inc. Class V (a)	13,818	844,418
Electronic Arts, Inc. (a)	44,381	4,691,959
Fortinet, Inc. (a)	145,784	5,458,153
Nuance Communications, Inc. (a)	176,914	3,080,073
Red Hat, Inc. (a)	28,182	2,698,427
SS&C Technologies Holdings, Inc.	779	29,922
Synopsys, Inc. (a)	17,309	1,262,345
Take-Two Interactive Software, Inc. (a)	40,027	2,937,181

		28,892,376

Specialty Retail 2.9%
Best Buy Co., Inc.	128,969	7,393,793
Burlington Stores, Inc. (a)	34,199	3,145,966
GameStop Corp. Class A	232,184	5,017,496
Gap, Inc.	125,650	2,763,044
Signet Jewelers, Ltd.	45,483	2,876,345
Staples, Inc.	102,685	1,034,038
Williams-Sonoma, Inc.	93,007	4,510,839

		26,741,521

Technology Hardware, Storage & Peripherals 2.1%
NCR Corp. (a)	125,881	5,140,980
NetApp, Inc.	113,464	4,544,233
♦Western Digital Corp.	95,488	8,460,237
Xerox Corp.	47,189	1,355,740

		19,501,190

Textiles, Apparel & Luxury Goods 0.6%
Michael Kors Holdings, Ltd. (a)	160,271	5,809,824
Ralph Lauren Corp.	1,978	145,976

		5,955,800

Trading Companies & Distributors 0.9%
United Rentals, Inc. (a)	57,025	6,427,288
W.W. Grainger, Inc.	10,597	1,913,076

		8,340,364

Wireless Telecommunication Services 0.1%
Sprint Corp. (a)	145,620	1,195,540

Total Common Stocks (Cost $790,717,311)		907,836,940

Exchange-Traded Funds (b) 1.7%
SPDR S&P 500 ETF Trust	6,682	1,615,707
♦SPDR S&P MidCap 400 ETF Trust	45,190	14,353,248

Total Exchange-Traded Funds (Cost $13,532,930)		15,968,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (a)(c)(d)	24,754	$25,123
Safeway PDC LLC CVR Expires 1/30/18 (a)(d)	24,754	421

Total Rights (Cost $26,331)		25,544

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $459,167 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 10/31/21, with a Principal Amount of $480,000 and a Market Value of $470,489)	$459,162	459,162

Total Short-Term Investment (Cost $459,162)		459,162

Total Investments (Cost $804,735,734) (e)	100.0%	924,290,601
Other Assets, Less Liabilities	0.0 ‡	175,210
Net Assets	100.0%	$924,465,811
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of this security was $25,123, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $25,544, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	As of June 30, 2017, cost was $813,129,268 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$132,494,242
Gross unrealized depreciation	(21,332,909)

Net unrealized appreciation	$111,161,333

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

14	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$907,836,940	$—	$—	$907,836,940
Exchange-Traded Funds	15,968,955	—	—	15,968,955
Rights (b)	—	421	25,123	25,544
Short-Term Investment
Repurchase Agreement	—	459,162	—	459,162

Total Investments in Securities	$923,805,895	$459,583	$25,123	$924,290,601

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $25,123 is held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2017, a security with a market value of $1,208 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for this security, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2017
Rights
Food & Staples Retailing	$26,331	$—	$—	$—	$—	$—	$—	$(1,208)	$25,123	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $804,735,734)	$924,290,601
Receivables:
Dividends and interest	1,012,875
Fund shares sold	262,768
Other assets	5,637

Total assets	925,571,881

Liabilities
Payables:
Manager (See Note 3)	637,434
Fund shares redeemed	224,151
Shareholder communication	96,150
NYLIFE Distributors (See Note 3)	92,722
Custodian	24,470
Professional fees	23,344
Trustees	1,716
Accrued expenses	6,083

Total liabilities	1,106,070

Net assets	$924,465,811

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$65,346
Additional paid-in capital	726,245,429

726,310,775
Undistributed net investment income	13,389,830
Accumulated net realized gain (loss) on investments	65,210,339
Net unrealized appreciation (depreciation) on investments	119,554,867

Net assets	$924,465,811

Initial Class
Net assets applicable to outstanding shares	$474,599,788

Shares of beneficial interest outstanding	33,294,515

Net asset value per share outstanding	$14.25

Service Class
Net assets applicable to outstanding shares	$449,866,023

Shares of beneficial interest outstanding	32,051,510

Net asset value per share outstanding	$14.04

16	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$8,489,149
Interest	66

Total income	8,489,215

Expenses
Manager (See Note 3)	3,993,398
Distribution/Service—Service Class (See Note 3)	554,623
Shareholder communication	73,074
Professional fees	42,935
Custodian	12,775
Trustees	12,119
Miscellaneous	20,416

Total expenses before waiver/reimbursement	4,709,340
Expense waiver/reimbursement from Manager (See Note 3)	(113,623)

Net expenses	4,595,717

Net investment income (loss)	3,893,498

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	62,368,828
Net change in unrealized appreciation (depreciation) on investments	(3,183,002)

Net realized and unrealized gain (loss) on investments	59,185,826

Net increase (decrease) in net assets resulting from operations	$63,079,324

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,893,498	$9,307,333
Net realized gain (loss) on investments	62,368,828	10,420,223
Net change in unrealized appreciation (depreciation) on investments	(3,183,002)	83,937,878

Net increase (decrease) in net assets resulting from operations	63,079,324	103,665,434

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(4,481,020)
Service Class	—	(2,361,678)

	—	(6,842,698)

From net realized gain on investments:
Initial Class	—	(36,976,648)
Service Class	—	(29,027,147)

	—	(66,003,795)

Total dividends and distributions to shareholders	—	(72,846,493)

Capital share transactions:
Net proceeds from sale of shares	35,261,035	95,251,344
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	72,846,493
Cost of shares redeemed	(167,943,744)	(137,358,544)

Increase (decrease) in net assets derived from capital share transactions	(132,682,709)	30,739,293

Net increase (decrease) in net assets	(69,603,385)	61,558,234

Net Assets
Beginning of period	994,069,196	932,510,962

End of period	$924,465,811	$994,069,196

Undistributed net investment income at end of period	$13,389,830	$9,496,332

18	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.37		$13.00	$15.83	$16.18	$12.23	$11.40

Net investment income (loss) (a)	0.06		0.13	0.13	0.10	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.82		1.28	(0.73)	2.07	4.93	1.80

Total from investment operations	0.88		1.41	(0.60)	2.17	5.05	1.97

Less dividends and distributions:
From net investment income	—		(0.11)	(0.09)	(0.09)	(0.16)	(0.10)
From net realized gain on investments	—		(0.93)	(2.14)	(2.43)	(0.94)	(1.04)

Total dividends and distributions	—		(1.04)	(2.23)	(2.52)	(1.10)	(1.14)

Net asset value at end of period	$14.25		$13.37	$13.00	$15.83	$16.18	$12.23

Total investment return (b)	6.58	%(c)	11.17%	(3.68%)	14.38%	42.18%	17.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	%††	1.09%	0.88%	0.62%	0.79%	1.38%
Net expenses	0.86	%††	0.86%	0.86%	0.85%	0.85%	0.89%
Expenses (before waiver/reimbursement)	0.88	%††	0.89%	0.88%	0.88%	0.89%	—
Portfolio turnover rate	80%		164%	174%	172%	167%	186%
Net assets at end of period (in 000’s)	$474,600		$558,783	$506,368	$440,409	$397,964	$231,959

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.18		$12.83	$15.64	$16.03	$12.13	$11.31

Net investment income (loss) (a)	0.05		0.12	0.09	0.06	0.08	0.15
Net realized and unrealized gain (loss) on investments	0.81		1.24	(0.71)	2.03	4.89	1.78

Total from investment operations	0.86		1.36	(0.62)	2.09	4.97	1.93

Less dividends and distributions:
From net investment income	—		(0.08)	(0.05)	(0.05)	(0.13)	(0.07)
From net realized gain on investments	—		(0.93)	(2.14)	(2.43)	(0.94)	(1.04)

Total dividends and distributions	—		(1.01)	(2.19)	(2.48)	(1.07)	(1.11)

Net asset value at end of period	$14.04		$13.18	$12.83	$15.64	$16.03	$12.13

Total investment return (b)	6.53	%(c)	10.89%	(3.92%)	14.10%	41.82%	17.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	0.83%	0.61%	0.37%	0.53%	1.26%
Net expenses	1.11	%††	1.11%	1.11%	1.10%	1.10%	1.14%
Expenses (before waiver/reimbursement)	1.13	%††	1.14%	1.13%	1.13%	1.14%	—
Portfolio turnover rate	80%		164%	174%	172%	167%	186%
Net assets at end of period (in 000’s)	$449,866		$435,287	$426,143	$479,799	$420,462	$282,772

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

20	MainStay VP Mid Cap Core Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of

21

Notes to Financial Statements (Unaudited) (continued)

soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

22	MainStay VP Mid Cap Core Portfolio

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2017, the Portfolio did not hold any warrants.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the

Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Managment Holdings LLC (“Cornerstone Holdings”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2017, the effective management fee rate was 0.85%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,993,398 and waived fees/reimbursed expenses in the amount of $113,623.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

23

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$6,842,698	$66,003,795

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $757,070 and $885,020, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	585,173	$8,171,880
Shares redeemed	(9,092,807)	(127,418,835)

Net increase (decrease)	(8,507,634)	$(119,246,955)

Year ended December 31, 2016:
Shares sold	4,134,540	$52,525,855
Shares issued to shareholders in reinvestment of dividends and distributions	3,244,952	41,457,668
Shares redeemed	(4,526,801)	(59,743,346)

Net increase (decrease)	2,852,691	$34,240,177

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,972,164	$27,089,155
Shares redeemed	(2,951,005)	(40,524,909)

Net decrease	(978,841)	$(13,435,754)

Year ended December 31, 2016:
Shares sold	3,303,451	$42,725,489
Shares issued to shareholders in reinvestment of dividends and distributions	2,490,611	31,388,825
Shares redeemed	(5,984,662)	(77,615,198)

Net increase (decrease)	(190,600)	$(3,500,884)

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Fund as a defendant.

24	MainStay VP Mid Cap Core Portfolio

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s order granting the motion to dismiss is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Mid Cap Core	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay VP Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744029	MSVPMCC10-08/17 (NYLIAC) NI527

MainStay VP Common Stock Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	8.64%	16.08%	14.73%	6.56%	0.59%
Service Class Shares	6/5/2003	8.50	15.79	14.44	6.29	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[2]	9.34%	17.90%	14.63%	7.18%
Russell 1000® Index[3]	9.27	18.03	14.67	7.29
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	8.27	16.83	12.71	5.92

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core portfolios typically have average characteristics compared to the S&P SuperComposite 1500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,086.40	$2.95	$1,022.00	$2.86	0.57%

Service Class Shares	$1,000.00	$1,085.00	$4.24	$1,020.70	$4.11	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Common Stock Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Banks	6.4%
Technology Hardware, Storage & Peripherals	5.6
Internet Software & Services	5.3
Oil, Gas & Consumable Fuels	4.8
Pharmaceuticals	4.7
Health Care Providers & Services	4.6
Software	4.3
Insurance	4.2
Semiconductors & Semiconductor Equipment	3.7
Hotels, Restaurants & Leisure	3.5
IT Services	3.5
Electric Utilities	2.9
Internet & Direct Marketing Retail	2.8
Specialty Retail	2.7
Media	2.6
Biotechnology	2.4
Equity Real Estate Investment Trusts (REITs)	2.4
Tobacco	2.4
Health Care Equipment & Supplies	2.3
Industrial Conglomerates	2.2
Chemicals	2.1
Machinery	2.1
Food & Staples Retailing	2.0
Capital Markets	1.9
Exchange-Traded Funds	1.9
Household Products	1.9
Diversified Telecommunication Services	1.7

Beverages	1.6%
Aerospace & Defense	1.5
Diversified Financial Services	1.1
Electronic Equipment, Instruments & Components	0.8
Food Products	0.8
Professional Services	0.8
Airlines	0.7
Communications Equipment	0.6
Energy Equipment & Services	0.6
Multi-Utilities	0.6
Diversified Consumer Services	0.5
Household Durables	0.5
Life Sciences Tools & Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	0.5
Commercial Services & Supplies	0.3
Independent Power & Renewable Electricity Producers	0.3
Multiline Retail	0.3
Building Products	0.2
Auto Components	0.1
Leisure Products	0.1
Metals & Mining	0.1
Short-Term Investment	0.0 ‡
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Johnson & Johnson
6.	JPMorgan Chase & Co.

7.	SPDR S&P 500 ETF Trust

8.	Exxon Mobil Corp.

9.	Facebook, Inc. Class A

10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Common Stock Portfolio returned 8.64% for Initial Class shares and 8.50% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 9.27% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. Both share classes outperformed the 8.27% return of the Average Lipper2 Variable Products Multi-Cap Core Portfolio for the six months ended June 30, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection detracted from the Portfolio’s performance relative to the S&P 500® Index, while allocation effects—being overweight or underweight specific sectors as a result of the Portfolio’s bottom-up stock selection process—proved to be modestly positive during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Financials, consumer discretionary and real estate were the Portfolio’s strongest-contributing sectors relative to the S&P 500® Index during the reporting period. (Contributions take weightings and total returns into account.) The contributions in these sectors were driven by favorable stock selection. An underweight position in the underperforming real estate sector also contributed modestly to the Portfolio’s relative performance.

The weakest sector contributions to the Portfolio’s relative performance came from the materials, health care and information technology sectors. Unfavorable stock selection detracted in each of these sectors. An underweight position in the outperforming health care sector also detracted modestly from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was technology company Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. E-commerce company Amazon.com also performed well, led by strong growth of its online retail platform and its web services business. The Portfolio’s position in social media company Facebook delivered strong absolute performance, aided by solid user adoption of the company’s platform and strong trends in advertising revenue.

On an absolute basis, the Portfolio’s weakest stock performers were offshore contract drilling service provider Transocean and integrated oil company Exxon Mobil, which dropped in concert with weakness in crude oil prices during the reporting period. Steel producer United States Steel declined after reporting operating results well below expectations on continued weakness and supply concerns within the commodity segment.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new positions in industrial equipment company Caterpillar and air carrier Southwest Airlines, moving the Portfolio to overweight positions relative to the S&P 500® Index in these stocks. Strong earnings and cash flow were the main drivers behind the Caterpillar addition. Southwest Airlines has had strong price momentum and earnings trends; and compared to other airline stocks, we viewed the stock as attractive from a valuation perspective.

The Portfolio exited positions in insurance company Aetna and consumer- and commercial-banking provider Huntington Bancshares. The Portfolio sold Aetna because of what we viewed as an unattractive valuation, while Huntington Bancshares was sold because of deteriorating stock price trends and a valuation that, in our view, was less than compelling.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the S&P 500® Index in real estate and utilities. Over the same period, the Portfolio modestly reduced its weightings relative to the Index in financials and consumer staples.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held modestly overweight positions relative to the S&P 500® Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in financials and industrials.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Common Stock Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 1.5%
Boeing Co.	41,600	$8,226,400
Lockheed Martin Corp.	13,864	3,848,785

		12,075,185

Airlines 0.7%
Southwest Airlines Co.	85,525	5,314,523
United Continental Holdings, Inc. (a)	11,607	873,427

		6,187,950

Auto Components 0.1%
Goodyear Tire & Rubber Co.	37,138	1,298,345

Banks 6.4%
♦Bank of America Corp.	545,958	13,244,941
Citigroup, Inc.	165,673	11,080,211
♦JPMorgan Chase & Co.	181,173	16,559,212
SunTrust Banks, Inc.	8,982	509,459
U.S. Bancorp	49,524	2,571,286
Wells Fargo & Co.	161,034	8,922,894

		52,888,003

Beverages 1.6%
Coca-Cola Co.	73,132	3,279,970
PepsiCo., Inc.	86,865	10,032,039

		13,312,009

Biotechnology 2.4%
AbbVie, Inc.	87,481	6,343,247
Amgen, Inc.	22,703	3,910,138
Gilead Sciences, Inc.	107,038	7,576,150
United Therapeutics Corp. (a)	14,380	1,865,517

		19,695,052

Building Products 0.2%
Johnson Controls International PLC	36,444	1,580,212

Capital Markets 1.9%
Ameriprise Financial, Inc.	22,388	2,849,769
E*TRADE Financial Corp. (a)	107,512	4,088,681
Franklin Resources, Inc.	2,212	99,075
Raymond James Financial, Inc.	8,281	664,302
S&P Global, Inc.	35,507	5,183,667
State Street Corp.	36,732	3,295,962

		16,181,456

Chemicals 2.1%
Chemours Co.	86,088	3,264,457
LyondellBasell Industries N.V. Class A	50,871	4,293,004
Mosaic Co.	170,168	3,884,935
Olin Corp.	118,590	3,590,905

	Shares	Value
Chemicals (continued)
Sherwin-Williams Co.	6,826	$2,395,653

		17,428,954

Commercial Services & Supplies 0.3%
Waste Management, Inc.	38,379	2,815,100

Communications Equipment 0.6%
ARRIS International PLC (a)	342	9,583
Cisco Systems, Inc.	79,327	2,482,935
Juniper Networks, Inc.	90,587	2,525,566

		5,018,084

Diversified Consumer Services 0.5%
H&R Block, Inc.	146,849	4,539,103

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc., Class B (a)	52,037	8,813,507

Diversified Telecommunication Services 1.7%
AT&T, Inc.	289,654	10,928,645
Verizon Communications, Inc.	79,365	3,544,441

		14,473,086

Electric Utilities 2.9%
American Electric Power Co., Inc.	42,719	2,967,689
Duke Energy Corp.	31,668	2,647,128
Edison International	34,122	2,667,999
Entergy Corp.	33,954	2,606,649
Exelon Corp.	94,950	3,424,846
FirstEnergy Corp.	36,633	1,068,218
NextEra Energy, Inc.	20,874	2,925,074
PG&E Corp.	38,718	2,569,714
Xcel Energy, Inc.	61,559	2,824,327

		23,701,644

Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	9,715	291,936
Jabil, Inc.	120,527	3,518,183
Zebra Technologies Corp. Class A (a)	26,765	2,690,418

		6,500,537

Energy Equipment & Services 0.6%
Baker Hughes, Inc.	63,733	3,474,086
Schlumberger, Ltd.	2,518	165,785
Transocean, Ltd. (a)	128,216	1,055,218

		4,695,089

Equity Real Estate Investment Trusts (REITs) 2.4%
American Tower Corp.	25,864	3,422,324
Crown Castle International Corp.	1,992	199,558
Digital Realty Trust, Inc.	8,340	942,003

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or Issuers, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc.	238	$102,140
HCP, Inc.	133,432	4,264,487
Host Hotels & Resorts, Inc.	227,926	4,164,208
Iron Mountain, Inc.	470	16,149
Lamar Advertising Co. Class A	17,114	1,259,077
Public Storage	8,530	1,778,761
Senior Housing Properties Trust	170,077	3,476,374
Uniti Group, Inc.	24,776	622,869

		20,247,950

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	362	57,895
CVS Health Corp.	54,139	4,356,024
Sysco Corp.	15,521	781,172
Wal-Mart Stores, Inc.	104,266	7,890,851
Walgreens Boots Alliance, Inc.	39,582	3,099,666

		16,185,608

Food Products 0.8%
Archer-Daniels-Midland Co.	40,824	1,689,297
Campbell Soup Co.	3,469	180,908
TreeHouse Foods, Inc. (a)	4,282	349,797
Tyson Foods, Inc. Class A	71,781	4,495,644

		6,715,646

Health Care Equipment & Supplies 2.3%
Abbott Laboratories	41,435	2,014,155
Baxter International, Inc.	80,636	4,881,703
Becton Dickinson & Co.	2,190	427,291
Danaher Corp.	23,686	1,998,862
Hologic, Inc. (a)	72,299	3,280,929
Masimo Corp. (a)	40,735	3,714,217
Medtronic PLC	28,869	2,562,124

		18,879,281

Health Care Providers & Services 4.6%
Anthem, Inc.	28,549	5,370,923
Centene Corp. (a)	53,966	4,310,804
Cigna Corp.	26,379	4,415,581
HealthSouth Corp.	37,091	1,795,205
Humana, Inc.	21,544	5,183,917
McKesson Corp.	31,157	5,126,573
UnitedHealth Group, Inc.	42,402	7,862,179
WellCare Health Plans, Inc. (a)	20,600	3,698,936

		37,764,118

Hotels, Restaurants & Leisure 3.5%
Carnival Corp.	73,683	4,831,394
Cracker Barrel Old Country Store, Inc.	19,770	3,306,532
Darden Restaurants, Inc.	45,261	4,093,405
McDonald’s Corp.	29,939	4,585,457
Royal Caribbean Cruises, Ltd.	39,495	4,314,039

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	1,377	$80,293
Wyndham Worldwide Corp.	41,082	4,125,044
Wynn Resorts, Ltd.	19,141	2,567,191
Yum! Brands, Inc.	13,039	961,757

		28,865,112

Household Durables 0.5%
NVR, Inc. (a)	1,528	3,683,412
Whirlpool Corp.	4,765	913,069

		4,596,481

Household Products 1.9%
Kimberly-Clark Corp.	26,186	3,380,874
Procter & Gamble Co.	139,793	12,182,960

		15,563,834

Independent Power & Renewable Electricity Producers 0.3%
AES Corp.	219,538	2,439,067

Industrial Conglomerates 2.2%
3M Co.	37,770	7,863,336
General Electric Co.	208,770	5,638,878
Honeywell International, Inc.	34,821	4,641,291

		18,143,505

Insurance 4.2%
Aflac, Inc.	63,889	4,962,897
Allstate Corp.	56,469	4,994,118
American Financial Group, Inc.	2,698	268,100
Assurant, Inc.	38,466	3,988,540
Everest Re Group, Ltd.	7,343	1,869,454
First American Financial Corp.	38,775	1,732,855
Lincoln National Corp.	52,486	3,547,004
Old Republic International Corp.	5,290	103,314
Progressive Corp.	27,513	1,213,048
Prudential Financial, Inc.	50,890	5,503,245
Travelers Cos., Inc.	30,641	3,877,006
XL Group, Ltd.	58,713	2,571,629

		34,631,210

Internet & Direct Marketing Retail 2.8%
♦Amazon.com, Inc. (a)	19,038	18,428,784
Expedia, Inc.	29,511	4,395,663

		22,824,447

Internet Software & Services 5.3%
Akamai Technologies, Inc. (a)	81,768	4,072,864
♦Alphabet, Inc. (a)
Class A	9,999	9,295,870
Class C	9,863	8,962,804
eBay, Inc. (a)	142,544	4,977,637
♦Facebook, Inc. Class A (a)	91,405	13,800,327
j2 Global, Inc.	4,966	422,557
VeriSign, Inc. (a)	21,825	2,028,852

		43,560,911

10	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 3.5%
Accenture PLC Class A	176	$21,767
Alliance Data Systems Corp.	8,606	2,209,074
CSRA, Inc.	58,955	1,871,821
International Business Machines Corp.	52,825	8,126,070
Mastercard, Inc. Class A	36,567	4,441,062
MAXIMUS, Inc.	9,963	623,983
Total System Services, Inc.	42,631	2,483,256
Visa, Inc. Class A	72,101	6,761,632
Western Union Co.	113,979	2,171,300

		28,709,965

Leisure Products 0.1%
Hasbro, Inc.	11,350	1,265,639

Life Sciences Tools & Services 0.5%
PAREXEL International Corp. (a)	44,662	3,881,574

Machinery 2.1%
Caterpillar, Inc.	57,606	6,190,341
Cummins, Inc.	29,050	4,712,491
Deere & Co.	19,253	2,379,478
Oshkosh Corp.	52,565	3,620,677
Trinity Industries, Inc.	4,824	135,217

		17,038,204

Media 2.6%
Comcast Corp. Class A	274,233	10,673,149
DISH Network Corp. Class A (a)	15,756	988,847
Live Nation Entertainment, Inc. (a)	50,851	1,772,157
Omnicom Group, Inc.	36,277	3,007,363
Walt Disney Co.	50,681	5,384,856

		21,826,372

Metals & Mining 0.1%
Newmont Mining Corp.	33,787	1,094,361

Multi-Utilities 0.6%
CenterPoint Energy, Inc.	93,921	2,571,557
Consolidated Edison, Inc.	33,271	2,688,962

		5,260,519

Multiline Retail 0.3%
Target Corp.	42,800	2,238,012

Oil, Gas & Consumable Fuels 4.8%
Chevron Corp.	39,163	4,085,876
ConocoPhillips	12,417	545,851
EOG Resources, Inc.	4,720	427,254
♦Exxon Mobil Corp.	180,811	14,596,872
HollyFrontier Corp.	141,982	3,900,246
Marathon Petroleum Corp.	88,477	4,630,002

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	29,521	$1,539,815
Valero Energy Corp.	74,346	5,015,381
Williams Cos., Inc.	154,242	4,670,448

		39,411,745

Pharmaceuticals 4.7%
Eli Lilly & Co.	33,736	2,776,473
♦Johnson & Johnson	133,340	17,639,549
Merck & Co., Inc.	49,657	3,182,517
Mylan N.V. (a)	92,837	3,603,932
Pfizer, Inc.	340,989	11,453,820

		38,656,291

Professional Services 0.8%
ManpowerGroup, Inc.	23,182	2,588,270
Robert Half International, Inc.	82,780	3,967,646

		6,555,916

Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.	120,942	4,996,114
Broadcom, Ltd.	8,165	1,902,853
Cirrus Logic, Inc. (a)	25,575	1,604,064
Intel Corp.	226,106	7,628,816
Lam Research Corp.	29,083	4,113,209
Micron Technology, Inc. (a)	160,716	4,798,980
NVIDIA Corp.	10,602	1,532,625
Qorvo, Inc. (a)	8,520	539,486
Skyworks Solutions, Inc.	33,905	3,253,185

		30,369,332

Software 4.3%
Activision Blizzard, Inc.	88,936	5,120,046
Cadence Design Systems, Inc. (a)	9,154	306,567
♦Microsoft Corp.	351,658	24,239,786
Oracle Corp.	48,622	2,437,907
Take-Two Interactive Software, Inc. (a)	49,451	3,628,714

		35,733,020

Specialty Retail 2.7%
Best Buy Co., Inc.	76,229	4,370,209
Gap, Inc.	89,485	1,967,775
Home Depot, Inc.	41,329	6,339,869
Lowe’s Cos., Inc.	78,238	6,065,792
Signet Jewelers, Ltd.	31,900	2,017,356
Staples, Inc.	157,750	1,588,542

		22,349,543

Technology Hardware, Storage & Peripherals 5.6%
♦Apple, Inc.	206,434	29,730,625
Hewlett Packard Enterprise Co.	64,698	1,073,340
HP, Inc.	259,480	4,535,710
NCR Corp. (a)	43,922	1,793,774
NetApp, Inc.	11,683	467,904
Seagate Technology PLC	96,076	3,722,945

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	51,823	$4,591,518

		45,915,816

Textiles, Apparel & Luxury Goods 0.5%
Michael Kors Holdings, Ltd. (a)	105,075	3,808,969

Tobacco 2.4%
Altria Group, Inc.	124,728	9,288,494
Philip Morris International, Inc.	90,878	10,673,621

		19,962,115

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	36,610	4,126,313

Total Common Stocks (Cost $687,570,500)		809,824,192

Exchange-Traded Funds 1.9% (b)
♦SPDR S&P 500 ETF Trust	63,765	15,418,377

Total Exchange-Traded Funds (Cost $14,873,245)		15,418,377

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $164,394 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $165,000 and a Market Value of $167,765)	$164,393	164,393

Total Short-Term Investment (Cost $164,393)		164,393

Total Investments (Cost $702,608,138) (c)	99.9%	825,406,962
Other Assets, Less Liabilities	0.1	455,110
Net Assets	100.0%	$825,862,072
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2017, cost was $705,722,310 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$134,791,981
Gross unrealized depreciation	(15,107,329)

Net unrealized appreciation	$119,684,652

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

12	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$809,824,192	$—	$—	$809,824,192
Exchange-Traded Funds	15,418,377	—	—	15,418,377
Short-Term Investment
Repurchase Agreement	—	164,393	—	164,393

Total Investments in Securities	$825,242,569	$164,393	$—	$825,406,962

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $702,608,138)	$825,406,962
Receivables:
Dividends and interest	950,211
Fund shares sold	258,619
Other assets	4,452

Total assets	826,620,244

Liabilities
Payables:
Manager (See Note 3)	368,243
Fund shares redeemed	221,092
Shareholder communication	77,622
NYLIFE Distributors (See Note 3)	45,794
Professional fees	22,852
Custodian	15,194
Trustees	1,354
Accrued expenses	6,021

Total liabilities	758,172

Net assets	$825,862,072

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,779
Additional paid-in capital	623,007,896

623,037,675
Undistributed net investment income	16,765,872
Accumulated net realized gain (loss) on investments	63,259,701
Net unrealized appreciation (depreciation) on investments	122,798,824

Net assets	$825,862,072

Initial Class
Net assets applicable to outstanding shares	$602,539,856

Shares of beneficial interest outstanding	21,667,340

Net asset value per share outstanding	$27.81

Service Class
Net assets applicable to outstanding shares	$223,322,216

Shares of beneficial interest outstanding	8,111,930

Net asset value per share outstanding	$27.53

14	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$8,164,308
Interest	117

Total income	8,164,425

Expenses
Manager (See Note 3)	2,165,124
Distribution/Service—Service Class (See Note 3)	261,484
Shareholder communication	62,405
Professional fees	39,755
Trustees	9,829
Custodian	6,862
Miscellaneous	16,569

Total expenses	2,562,028

Net investment income (loss)	5,602,397

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	31,507,964
Net change in unrealized appreciation (depreciation) on investments	28,922,993

Net realized and unrealized gain (loss) on investments	60,430,957

Net increase (decrease) in net assets resulting from operations	$66,033,354

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,602,397	$11,110,976
Net realized gain (loss) on investments	31,507,964	34,344,804
Net change in unrealized appreciation (depreciation) on investments	28,922,993	19,953,541

Net increase (decrease) in net assets resulting from operations	66,033,354	65,409,321

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(8,623,415)
Service Class	—	(2,364,176)

	—	(10,987,591)

From net realized gain on investments:
Initial Class	—	(35,260,971)
Service Class	—	(11,192,144)

	—	(46,453,115)

Total dividends and distributions to shareholders	—	(57,440,706)

Capital share transactions:
Net proceeds from sale of shares	37,844,997	74,657,918
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	57,440,706
Cost of shares redeemed	(50,318,242)	(97,758,570)

Increase (decrease) in net assets derived from capital share transactions	(12,473,245)	34,340,054

Net increase (decrease) in net assets	53,560,109	42,308,669

Net Assets
Beginning of period	772,301,963	729,993,294

End of period	$825,862,072	$772,301,963

Undistributed net investment income at end of period	$16,765,872	$11,163,475

16	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$25.60		$25.43	$27.80	$24.58	$18.40	$16.02

Net investment income (loss)	0.20	(a)	0.40 (a)	0.42 (a)	0.37 (a)	0.37	0.32 (a)
Net realized and unrealized gain (loss) on investments	2.01		1.82	(0.28)	3.19	6.16	2.36

Total from investment operations	2.21		2.22	0.14	3.56	6.53	2.68

Less dividends and distributions:
From net investment income	—		(0.40)	(0.38)	(0.34)	(0.35)	(0.30)
From net realized gain on investments	—		(1.65)	(2.13)	—	—	—

Total dividends and distributions	—		(2.05)	(2.51)	(0.34)	(0.35)	(0.30)

Net asset value at end of period	$27.81		$25.60	$25.43	$27.80	$24.58	$18.40

Total investment return (b)	8.63	%(c)	9.12%	0.85%	14.53%	35.66%	16.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46	%††	1.57%	1.55%	1.44%	1.48%	1.80%
Net expenses	0.57	%††	0.58%	0.57%	0.58%	0.58%	0.59%
Portfolio turnover rate	50%		125%	112%	111%	108%	132%
Net assets at end of period (in 000’s)	$602,540		$577,310	$580,635	$605,679	$570,986	$472,324

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$25.37		$25.23	$27.61	$24.44	$18.31	$15.94

Net investment income (loss)	0.16	(a)	0.33 (a)	0.35 (a)	0.31 (a)	0.26	0.27 (a)
Net realized and unrealized gain (loss) on investments	2.00		1.81	(0.27)	3.15	6.17	2.35

Total from investment operations	2.16		2.14	0.08	3.46	6.43	2.62

Less dividends and distributions:
From net investment income	—		(0.35)	(0.33)	(0.29)	(0.30)	(0.25)
From net realized gain on investments	—		(1.65)	(2.13)	—	—	—

Total dividends and distributions	—		(2.00)	(2.46)	(0.29)	(0.30)	(0.25)

Net asset value at end of period	$27.53		$25.37	$25.23	$27.61	$24.44	$18.31

Total investment return (b)	8.51	%(c)	8.85%	0.60%	14.25%	35.32%	16.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%††	1.32%	1.30%	1.19%	1.23%	1.54%
Net expenses	0.82	%††	0.83%	0.82%	0.83%	0.83%	0.84%
Portfolio turnover rate	50%		125%	112%	111%	108%	132%
Net assets at end of period (in 000’s)	$223,322		$194,992	$149,358	$141,170	$90,813	$59,329

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP Common Stock Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken

19

Notes to Financial Statements (Unaudited) (continued)

on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or

Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no

20	MainStay VP Common Stock Portfolio

assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.54%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,165,124.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$10,987,591	$46,453,115

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

21

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $399,076 and $406,109, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	155,943	$4,185,239
Shares redeemed	(1,041,646)	(28,142,707)

Net increase (decrease)	(885,703)	$(23,957,468)

Year ended December 31, 2016:
Shares sold	278,659	$6,983,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,787,464	43,884,386
Shares redeemed	(2,350,010)	(59,802,788)

Net increase (decrease)	(283,887)	$(8,935,055)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,259,798	$33,659,758
Shares redeemed	(832,930)	(22,175,535)

Net increase (decrease)	426,868	$11,484,223

Year ended December 31, 2016:
Shares sold	2,699,734	$67,674,571
Shares issued to shareholders in reinvestment of dividends and distributions	556,736	13,556,320
Shares redeemed	(1,491,700)	(37,955,782)

Net increase (decrease)	1,764,770	$43,275,109

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s order granting the motion to dismiss is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Common Stock	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

22	MainStay VP Common Stock Portfolio

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24	MainStay VP Common Stock Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744023	MSVPCS10-08/17 (NYLIAC) NI511

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/2/2005	3.77%	9.02%	9.82%	6.10%	0.79%
Service Class Shares	5/2/2005	3.64	8.75	9.55	5.84	1.04

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[3]	5.18%	15.93%	15.14%	7.23%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[4]	1.73	–0.21	1.77	3.87
Balanced Composite Index[5]	3.80	9.30	9.75	6.32
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[6]	7.70	12.52	9.01	5.17

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russel Midcap Value® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-
related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,037.70	$3.79	$1,021.10	$3.76	0.75%

Service Class Shares	$1,000.00	$1,036.40	$5.05	$1,019.80	$5.01	1.00%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.375%, due 12/31/17-5/15/27

2.	Vanguard Mid-Cap Value ETF

3.	iShares Intermediate Government / Credit Bond ETF

4.	Federal National Mortgage Association, 0.875%–1.875%, due 7/26/19–9/24/26

5.	iShares Russell 1000 Value ETF
6.	Fifth Third Bancorp

7.	JPMorgan Chase & Co.

8.	iShares Intermediate Credit Bond ETF

9.	Citigroup, Inc.

10.	Morgan Stanley

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Balanced Portfolio returned 3.77% for Initial Class shares and 3.64% for Service Class shares. Over the same period both share classes underperformed the 5.18% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and outperformed the 1.73% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 3.80% return of the Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and the 7.70% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2017.

Were there any changes to the Portfolio during the reporting period?

Effective June 1, 2017, Jonathan Swaney was added as a portfolio manager of the Portfolio.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

During the reporting period, stock selection decisions made modestly positive contributions to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) Allocation effects—being overweight or underweight in specific sectors as a result of the bottom-up stock selection process of the equity portion of the Portfolio—also provided modestly positive contributions to the relative performance of the equity portion of the Portfolio.

Which sectors were the strongest positive contributors to the relative performance of the equity portion of the Portfolio, and which sectors were particularly weak?

During the reporting period, industrials, information technology and health care were the strongest-contributing sectors to relative performance in the equity portion of the Portfolio. These sector contributions were driven primarily by favorable stock selection. Overweight positions in the outperforming information technology and health care sectors also contributed positively to relative performance in the equity portion of the Portfolio.

During the reporting period, the weakest sector contributions to relative performance in the equity portion of the Portfolio came from materials, energy and utilities. Unfavorable stock selection detracted from results in these sectors, while an overweight position in the underperforming energy sector—and an underweight position in the outperforming utilities sector—also detracted from relative performance in the equity portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

The strongest positive contributor to absolute performance in the equity portion of the Portfolio was semiconductor and memory solutions provider Micron Technology. The company continued to deliver strong results and benefited from solid demand for its products from data centers, handset makers and the auto industry. These trends also helped generate strong absolute returns for Lam Research, which was also held in the equity portion of the Portfolio. The company manufactures equipment used in the production of semiconductor materials. Data storage device maker Western Digital was another positive contributor to absolute performance in the equity portion of the Portfolio, supported by better-than-expected earnings and margins.

On an absolute basis, the weakest contributor to absolute performance in the equity portion of the Portfolio was insurance company AmTrust Financial Services, whose stock price fell after the company disclosed accounting issues that could require restatements of previous financial results. Offshore contract drilling service provider Transocean also detracted from absolute performance in the equity portion of the Portfolio. The company’s stock price declined in concert with crude oil prices during the reporting period. The share price of steel producer United States Steel also declined after the company reported operating results that were well below expectations. The company experienced continued weakness and supply concerns within the commodity segment.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio established new positions in consumer electronics retailer Best Buy and health care real estate investment trust (REIT) HCP. As of June 30, 2017, these positions were overweight relative to the Russell Midcap® Value Index. In our view, Best Buy had exhibited strong cash flow–based valuation and attractive price

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Balanced Portfolio

and earnings trends. HCP also looked attractive to us from a valuation perspective, while the REIT exhibited strong earnings trends.

During the reporting period, the equity portion of the Portfolio exited its previously overweight positions in steel manufacturers Nucor and Reliance Steel & Aluminum. In both cases, earnings and sentiment signals deteriorated, which in our opinion made the valuations less than compelling.

During the reporting period, how did sector weightings change in the equity portion of the Portfolio?

During the reporting period, the equity portion of the Portfolio modestly increased its weightings relative to the Russell Midcap® Value Index in the utilities and industrials sectors. Over the same period, the equity portion of the Portfolio modestly decreased its weightings relative to the Index in consumer discretionary and materials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the equity portion of the Portfolio held modestly overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the equity portion of the Portfolio held modestly underweight positions relative to the Index in the real estate and materials sectors.

During the reporting period, what factors affected relative performance in the fixed-income portion of the Portfolio?

Throughout the reporting period, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Government/Credit Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities. The corporate sector was the best-performing sector in the fixed-income portion of the Portfolio during the reporting period. The fixed-income portion of the Portfolio held overweight positions in asset-backed securities and commercial mortgage-backed securities that added to performance during the reporting period. During the first half of the reporting period, the non-corporate sector was the best performing sector in the Bloomberg Barclays U.S. Government/Credit Bond Index. The fixed-income portion of the Portfolio held an underweight position relative to the Index in this sector, which detracted from relative performance during this portion of the reporting period. The fixed-income portion of the Portfolio held an overweight position in asset-backed securities, which added to performance during this time frame. During the second half of the reporting period, the fixed-income portion of the Portfolio enjoyed positive excess relative return driven by an overweight position in U.S. corporates, particularly the banking subsector.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were two occasions when the duration of the fixed-income portion of the Portfolio was shorter than the duration of the benchmark. These variations in duration relative to the Index had a slightly negative impact on the performance of the fixed-income portion of the Portfolio. As of June 30, 2017, the effective duration of the fixed-income portion of the Portfolio was 4.04 years, which was in line with the 4.04-year duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Toward the beginning of the reporting period, consistent economic data and a shift in tone at the Federal Reserve pushed interest rates higher. This provided a favorable backdrop for investment-grade corporate bonds and prompted us to increase the overweight position in the sector in the fixed-income portion of the Portfolio. Toward the end of the reporting period, strong fundamentals and a favorable yield profile led us to add to an overweight position in the commercial mortgage-backed securities sector. During this portion of the reporting period, we also increased the allocation to asset-backed securities by adding short-duration, high-quality assets to the fixed-income portion of the Portfolio.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. This positioning

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

benefited the performance of the fixed-income portion of the Portfolio relative to this Index. In financials, the fixed-income portion of the Portfolio had overweight positions among banks, which made the greatest positive contributions to the relative performance of the fixed-income portion of the Portfolio. Overweight positions in banking companies Fifth Third Bancorp, BNP Paribas and Credit Suisse Group all contributed positively to relative performance in the fixed-income portion of the Portfolio. In the industrials sector, basic materials, consumer cyclical and communications were the best-performing subsectors in the fixed-income portion of the Portfolio. Telecommunications company Telefonica, automaker Ford Motor Company and building materials company Masco were among the best performers in the fixed-income portion of the Portfolio. Allocations that detracted from the relative performance of the fixed-income portion of the Portfolio during the reporting period included energy and the non-corporate sectors. In energy, the fixed-income portion of the Portfolio underperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index primarily because of positioning in the integrated energy industry. Within the non-corporate sectors, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, and these positions detracted from performance.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied. During the beginning of the reporting period, we made significant purchases in the banking subsector. These purchases were driven by our favorable view of valuations within the banking subsector.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

The fixed-income portion of the Portfolio had overweight allocations within the financials, industrials and utilities sectors. During the first half of the reporting period, these weightings were increased to take advantage of what we viewed to be a strong technical backdrop as well as a robust new issue calendar. The corresponding increases in these overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index were primarily concentrated in the banking, capital goods, communications and electric subsectors. Toward the end of the reporting period, the fixed-income portion of the Portfolio slightly reduced its overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. We still had a favorable view of the asset class, but we were cautious in the short term. Summer months are often known for lower liquidity leading to greater volatility. During the latter part of the reporting period, the fixed-income portion of the Portfolio added to its overweight positions in the commercial mortgage-backed securities and asset-backed securities sectors. Throughout the reporting period the fixed-income portion of the Portfolio decreased its weighting in the U.S. Treasury sector to fund purchases in spread4 assets.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the fixed-income portion of the Portfolio held an overweight position relative to the Bloomberg Barclays Intermediate Government/Credit Bond Index in corporate bonds. In the corporate sector, the fixed-income portion of the Portfolio was overweight in financials, industrials and utilities as of June 30, 2017. As of the same date, the fixed-income portion of the Portfolio also held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in asset-backed securities, commercial mortgage-backed securities and U.S. government agency securities. As of June 30, 2017, the most substantially overweight allocation in spread assets in the fixed-income portion of the Portfolio was to the asset-backed securities sector.

As of June 30, 2017, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors. As of the same date, the fixed-income portion of the Portfolio maintained a duration that was in line with the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 36.1%† Asset-Backed Securities 2.8%
Automobile 0.1%
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	$199,667	$202,050
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	200,000	199,306

		401,356

Other ABS 2.7%
AIMCO CLO (a)(b)
Series 2014-AA, Class AR 2.181%, due 7/20/26	500,000	499,984
Series 2017-AA, Class A 2.593%, due 7/20/29	250,000	249,994
Apidos CLO XXV Series 2016-25A, Class A1 2.363%, due 10/20/28 (a)(b)	475,000	476,465
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.038%, due 4/17/26 (a)(b)	250,000	250,493
Babson CLO, Ltd. Series 2013-IA, Class A 2.13%, due 4/20/25 (a)(b)	450,000	450,671
Birchwood Park CLO, Ltd. Series 2014-1A, Class AR 2.203%, due 7/15/26 (a)(b)	250,000	250,142
Canyon Capital CLO, Ltd. Series 2015-1A, Class AS 2.408%, due 4/15/29 (a)(b)	690,000	689,997
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.386%, due 7/23/30 (a)(b)	750,000	749,995
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	1,300,000	1,293,703
Dryden Senior Loan Fund Series 2014-33A, Class AR 2.452%, due 10/15/28 (a)(b)	250,000	251,651
Dryden XXXI Senior Loan Fund Series 2014-31A, Class AR 2.238%, due 4/18/26 (a)(b)	280,000	280,000
Finn Square CLO, Ltd. Series 2012-1A, Class A1R 2.367%, due 12/24/23 (a)(b)	134,059	134,274
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	100,000	101,373
Galaxy XIV CLO, Ltd. Series 2012-14A, Class AR 2.409%, due 11/15/26 (a)(b)	250,000	250,319

	Principal Amount	Value
Other ABS (continued)
Galaxy XVI CLO, Ltd. Series 2013-16A, Class A1R 2.167%, due 11/16/25 (a)(b)	$250,000	$250,004
Highbridge Loan Management, Ltd. Series 2015-6A, Class A 2.484%, due 5/5/27 (a)(b)	250,000	250,172
HPS Loan Management, Ltd. Series 2011 A-17, Class A 2.395%, due 5/6/30 (a)(b)	850,000	850,133
LCM, Ltd. Partnership Series 2015-A, Class AR 2.429%, due 7/20/30 (a)(b)	350,000	349,993
Magnetite VIII, Ltd. Series 2014-8A, Class AR 2.323%, due 4/15/26 (a)(b)	260,000	261,561
Magnetite XII, Ltd. Series 2015-12A, Class AR 2.353%, due 4/15/27 (a)(b)	250,000	251,330
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 2.422%, due 1/28/30 (a)(b)	390,000	389,997
Neuberger Berman CLO XIX, Ltd. (a)(b)
Series 2015-19A, Class A1R TBD, due 7/15/27	350,000	350,000
Series 2015-19A, Class A1 2.443%, due 7/15/27	350,000	350,970
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 2.567%, due 3/17/30 (a)(b)	350,000	350,804
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 2.321%, due 11/18/26 (a)(b)	450,000	449,996
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 2.567%, due 7/25/30 (a)(b)(c)	450,000	449,736
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2014-3A, Class AR 2.218%, due 1/22/27	390,000	389,966
Series 2012-1A, Class AR 2.473%, due 1/15/26	250,000	250,869
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (a)	100,000	100,051
Voya CLO, Ltd. Series 2014-2A, Class A1R 2.408%, due 4/17/30 (a)(b)	600,000	600,103

		11,824,746

Total Asset-Backed Securities (Cost $12,220,216)		12,226,102

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds 17.3%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	$1,050,000	$1,133,144

Auto Manufacturers 0.9%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	1,000,000	1,012,079
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	1,575,000	1,654,583
General Motors Co. 4.875%, due 10/2/23	1,150,000	1,232,425

		3,899,087

Banks 6.4%
Bank of America Corp.
3.124%, due 1/20/23 (b)	500,000	505,491
4.45%, due 3/3/26	1,000,000	1,040,744
Bank of New York Mellon Corp. 2.661%, due 5/16/23 (b)	1,250,000	1,253,960
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, due 9/8/19 (a)	300,000	300,890
BNP Paribas S.A. 3.80%, due 1/10/24 (a)	1,025,000	1,067,458
Branch Banking & Trust Co. 2.625%, due 1/15/22	975,000	986,259
Capital One N.A. 2.35%, due 1/31/20	1,100,000	1,100,359
♦Citigroup, Inc.
2.75%, due 4/25/22	1,200,000	1,198,100
4.60%, due 3/9/26	750,000	787,005
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,000,000	1,048,664
Credit Agricole S.A. 3.375%, due 1/10/22 (a)	575,000	590,378
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,500,000	1,558,471
Discover Bank 3.20%, due 8/9/21	850,000	865,720
♦Fifth Third Bancorp 4.30%, due 1/16/24	1,250,000	1,327,637
Goldman Sachs Group, Inc.
2.908%, due 6/5/23 (b)	350,000	349,306
3.85%, due 1/26/27	475,000	483,221
5.375%, due 3/15/20	125,000	134,943
6.00%, due 6/15/20	300,000	330,967
HBOS PLC 6.75%, due 5/21/18 (a)	1,250,000	1,300,162
HSBC Bank USA N.A. 6.00%, due 8/9/17	425,000	426,743
HSBC Holdings PLC 3.262%, due 3/13/23 (b)	1,000,000	1,018,949

	Principal Amount	Value
Banks (continued)
Huntington National Bank
2.20%, due 4/1/19	$250,000	$250,289
2.875%, due 8/20/20	500,000	508,507
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	2,200,000	2,269,835
♦Morgan Stanley
2.75%, due 5/19/22	325,000	324,930
3.625%, due 1/20/27	500,000	503,595
4.35%, due 9/8/26	1,000,000	1,039,638
Sumitomo Mitsui Banking Corp. 2.25%, due 7/11/19	625,000	627,723
SunTrust Bank 2.25%, due 1/31/20	1,000,000	1,004,305
UBS Group Funding Switzerland A.G. (a)
4.125%, due 4/15/26	1,250,000	1,303,611
4.253%, due 3/23/28	825,000	861,902
Wells Fargo & Co.
2.50%, due 3/4/21	750,000	752,594
4.10%, due 6/3/26	225,000	232,981

		27,355,337

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	350,000	354,693
3.65%, due 2/1/26	1,400,000	1,442,378

		1,797,071

Building Materials 0.5%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	882,946
Masco Corp.
3.50%, due 4/1/21	325,000	333,765
4.45%, due 4/1/25	850,000	907,885

		2,124,596

Chemicals 0.3%
NewMarket Corp. 4.10%, due 12/15/22	400,000	413,689
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	210,000	208,950
Westlake Chemical Corp. 3.60%, due 8/15/26	750,000	744,374

		1,367,013

Computers 0.1%
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	325,000	335,107

Diversified Financial Services 0.1%
American Express Credit Corp. 1.817%, due 3/18/19 (b)	350,000	351,747

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Discover Financial Services
3.85%, due 11/21/22	$100,000	$102,411
5.20%, due 4/27/22	25,000	27,214

		481,372

Electric 2.1%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	250,630
Detroit Edison Co. 2.65%, due 6/15/22	750,000	751,733
Dominion Energy, Inc. 4.104%, due 4/1/21 (d)	1,000,000	1,049,580
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,500,000	1,505,827
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	750,000	751,148
Engie S.A. 1.625%, due 10/10/17 (a)	150,000	149,882
Entergy Corp. 4.00%, due 7/15/22	750,000	792,681
Exelon Corp.
2.85%, due 6/15/20	425,000	431,770
3.497%, due 6/1/22	500,000	510,821
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	500,000	522,465
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	298,391
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	271,497
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (a)	100,000	100,077
Southern Co. 2.95%, due 7/1/23	1,500,000	1,490,385

		8,876,887

Electronics 0.3%
Amphenol Corp. 3.125%, due 9/15/21	175,000	179,069
Fortive Corp. 2.35%, due 6/15/21	1,000,000	994,216

		1,173,285

Food 0.3%
Ingredion, Inc.
1.80%, due 9/25/17	75,000	75,045
4.625%, due 11/1/20	250,000	267,962
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	1,250,000	1,217,897

		1,560,904

	Principal Amount	Value
Health Care—Products 0.1%
Becton Dickinson & Co. 2.894%, due 6/6/22	$375,000	$376,172
Medtronic, Inc. 3.50%, due 3/15/25	150,000	156,040

		532,212

Insurance 0.5%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	725,000	795,122
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	1,250,000	1,234,943

		2,030,065

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	127,251
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	211,264

		338,515

Mining 0.6%
Anglo American Capital PLC (a) 4.75%, due 4/10/27	800,000	821,840
4.875%, due 5/14/25	625,000	650,000
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	1,250,000	1,315,676

		2,787,516

Miscellaneous—Manufacturing 0.4%
General Electric Co. 4.375%, due 9/16/20	225,000	241,510
Siemens Financieringsmaatschappij N.V. (a) 1.70%, due 9/15/21	750,000	732,651
2.70%, due 3/16/22	700,000	709,101

		1,683,262

Oil & Gas 0.9%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,000,000	1,067,340
BP Capital Markets PLC 3.062%, due 3/17/22	425,000	434,422
Cenovus Energy, Inc. 4.25%, due 4/15/27 (a)	600,000	571,576
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	400,000	419,455
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	538,650
Petroleos Mexicanos 3.50%, due 7/23/20	75,000	75,787
3.50%, due 1/30/23	100,000	95,850
Shell International Finance B.V. 3.25%, due 5/11/25	700,000	715,062

		3,918,142

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.2%
Actavis Funding SCS 3.00%, due 3/12/20	$350,000	$357,427
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	625,000	629,975

		987,402

Pipelines 0.6%
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	895,000	959,576
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	222,346
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	850,000	936,345
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	202,252
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	171,684

		2,492,203

Real Estate Investment Trusts 0.6%
DDR Corp. 4.75%, due 4/15/18	355,000	361,948
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	167,293
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	132,221
Mid-America Apartments, L.P. 3.60%, due 6/1/27	375,000	373,987
Simon Property Group, L.P. 2.625%, due 6/15/22	475,000	476,737
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,000,000	1,057,170

		2,569,356

Semiconductors 0.1%
Applied Materials, Inc. 3.30%, due 4/1/27	225,000	228,657

Software 0.6%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,075,000	1,063,431
Fiserv, Inc. 4.75%, due 6/15/21	200,000	216,109
Oracle Corp. 1.90%, due 9/15/21	1,250,000	1,239,009

		2,518,549

	Principal Amount	Value
Telecommunications 1.0%
AT&T, Inc. 3.95%, due 1/15/25	$850,000	$866,304
4.45%, due 4/1/24	21,000	22,107
Orange S.A. 2.75%, due 2/6/19	225,000	227,854
Telefonica Emisiones SAU 4.103%, due 3/8/27	1,750,000	1,808,005
Verizon Communications, Inc. 5.15%, due 9/15/23	1,100,000	1,221,866

		4,146,136

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	132,892

Total Corporate Bonds (Cost $73,381,515)		74,468,710

Foreign Government Bonds 0.1%
Sovereign 0.1%
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	55,500
Russian Federation 3.50%, due 1/16/19 (a)	400,000	406,943

Total Foreign Government Bonds (Cost $448,641)		462,443

Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	307,440
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	600,000	617,933
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	921,708
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	100,000	105,490
COMM Mortgage Trust
Series 2013-THL, Class A2 2.139%, due 6/8/30 (a)(b)	300,000	300,280
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	304,208
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	817,309

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	$200,000	$207,726
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	227,906	231,512
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	507,587
Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,031,078
Series 2013-C12, Class A4 4.259%, due 10/15/46 (b)	300,000	324,289
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	933,043
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	102,816

Total Mortgage-Backed Securities (Cost $6,723,070)		6,712,419

U.S. Government & Federal Agencies 14.3%
Federal Home Loan Bank 0.1%
1.00%, due 9/26/19	400,000	395,937
1.375%, due 3/18/19	200,000	199,912

		595,849

Federal Home Loan Mortgage Corporation 0.5%
1.00%, due 9/27/17	75,000	74,982
1.25%, due 8/15/19	350,000	348,269
1.25%, due 10/2/19	350,000	348,075
1.35%, due 1/25/19	600,000	599,170
1.50%, due 1/17/20	725,000	724,391

		2,094,887

♦Federal National Mortgage Association 1.3%
0.875%, due 8/2/19	400,000	395,191
1.25%, due 7/26/19	450,000	446,553
1.25%, due 8/17/21	500,000	488,772
1.375%, due 2/26/21	150,000	148,159
1.75%, due 9/12/19	250,000	251,495
1.875%, due 4/5/22	1,200,000	1,196,232
1.875%, due 9/24/26	2,975,000	2,820,728

		5,747,130

	Principal Amount	Value
♦United States Treasury Notes 12.4%
0.75%, due 12/31/17	$725,000	$723,546
0.75%, due 9/30/18	9,100,000	9,035,663
0.875%, due 5/31/18	1,450,000	1,444,789
1.00%, due 9/15/18	3,650,000	3,636,312
1.00%, due 10/15/19	8,850,000	8,766,341
1.125%, due 7/31/21	100,000	97,469
1.25%, due 6/30/19	5,300,000	5,285,510
1.375%, due 9/30/23	1,385,000	1,329,222
1.50%, due 5/15/20	5,300,000	5,293,995
1.50%, due 6/15/20	8,000,000	7,988,752
1.75%, due 6/30/22	1,450,000	1,440,598
2.00%, due 4/30/24	2,775,000	2,754,296
2.125%, due 2/29/24	3,350,000	3,354,057
2.125%, due 3/31/24	650,000	650,482
2.375%, due 5/15/27	1,185,000	1,192,499

		52,993,531

Total U.S. Government & Federal Agencies (Cost $61,612,178)		61,431,397

Total Long-Term Bonds (Cost $154,385,620)		155,301,071

	Shares
Common Stocks 57.3%
Aerospace & Defense 0.9%
General Dynamics Corp.	2,462	487,722
Lockheed Martin Corp.	2,048	568,545
Orbital ATK, Inc.	3,791	372,883
Raytheon Co.	3,066	495,098
Spirit AeroSystems Holdings, Inc. Class A	21,087	1,221,781
United Technologies Corp.	4,745	579,412

		3,725,441

Agriculture 0.7%
Archer-Daniels-Midland Co.	15,383	636,548
Bunge, Ltd.	18,420	1,374,132
Philip Morris International, Inc.	4,704	552,485
Reynolds American, Inc.	8,675	564,222

		3,127,387

Airlines 0.9%
American Airlines Group, Inc.	2,762	138,984
Copa Holdings S.A. Class A	9,741	1,139,697
Delta Air Lines, Inc.	11,012	591,785
JetBlue Airways Corp. (e)	22,893	522,647
United Continental Holdings, Inc. (e)	18,734	1,409,733

		3,802,846

Apparel 0.1%
Michael Kors Holdings, Ltd. (e)	17,070	618,788

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Auto Manufacturers 0.3%
Ford Motor Co.	51,447	$575,692
General Motors Co.	16,834	588,012
PACCAR, Inc.	484	31,963

		1,195,667

Auto Parts & Equipment 0.3%
Adient PLC	3,869	252,955
Goodyear Tire & Rubber Co.	15,840	553,767
Lear Corp.	2,636	374,523

		1,181,245

Banks 4.1%
Bank of America Corp.	27,305	662,419
Bank of New York Mellon Corp.	12,984	662,444
BankUnited, Inc.	22,135	746,171
BB&T Corp.	13,050	592,600
Capital One Financial Corp.	6,162	509,104
♦Citigroup, Inc.	10,124	677,093
Citizens Financial Group, Inc.	20,307	724,554
Commerce Bancshares, Inc.	20,214	1,148,762
♦Fifth Third Bancorp	73,045	1,896,248
First Hawaiian, Inc.	33,740	1,033,119
Goldman Sachs Group, Inc.	2,229	494,615
Huntington Bancshares, Inc.	3,826	51,728
♦JPMorgan Chase & Co.	7,412	677,457
KeyCorp	98,309	1,842,311
M&T Bank Corp.	1,023	165,675
♦Morgan Stanley	12,648	563,595
PNC Financial Services Group, Inc.	4,670	583,143
State Street Corp.	7,292	654,311
SunTrust Banks, Inc.	39,177	2,222,119
TCF Financial Corp.	32,009	510,223
U.S. Bancorp	10,999	571,068
Wells Fargo & Co.	10,660	590,671

		17,579,430

Beverages 0.2%
Coca-Cola Co.	11,098	497,745
PepsiCo., Inc.	4,930	569,366

		1,067,111

Biotechnology 0.7%
Alexion Pharmaceuticals, Inc. (e)	4,336	527,561
Amgen, Inc.	3,502	603,150
Biogen, Inc. (e)	2,219	602,148
Gilead Sciences, Inc.	10,071	712,825
United Therapeutics Corp. (e)	5,532	717,666

		3,163,350

Building Materials 0.7%
Cree, Inc. (e)	20,655	509,146
Johnson Controls International PLC	29,139	1,263,467

	Shares	Value
Building Materials (continued)
Owens Corning	20,124	$1,346,698

		3,119,311

Chemicals 1.2%
Air Products & Chemicals, Inc.	3,445	492,842
Ashland Global Holdings, Inc.	2,889	190,414
Dow Chemical Co.	10,010	631,331
LyondellBasell Industries N.V. Class A	8,030	677,652
Mosaic Co.	57,420	1,310,899
Olin Corp.	20,005	605,751
PPG Industries, Inc.	4,532	498,339
Praxair, Inc.	3,690	489,109
Valvoline, Inc.	8,948	212,246

		5,108,583

Coal 0.3%
CONSOL Energy, Inc. (e)	72,352	1,080,939

Commercial Services 1.3%
CoreLogic, Inc. (e)	23,738	1,029,754
Graham Holdings Co. Class B	1,784	1,069,776
H&R Block, Inc.	42,735	1,320,939
Live Nation Entertainment, Inc. (e)	15,141	527,664
ManpowerGroup, Inc.	12,002	1,340,023
United Rentals, Inc. (e)	4,473	504,152

		5,792,308

Computers 1.2%
Hewlett Packard Enterprise Co.	30,123	499,741
HP, Inc.	36,905	645,099
International Business Machines Corp.	4,216	648,547
NetApp, Inc.	31,749	1,271,548
Western Digital Corp.	23,175	2,053,305

		5,118,240

Cosmetics & Personal Care 0.2%
Colgate-Palmolive Co.	6,549	485,478
Procter & Gamble Co.	6,435	560,810

		1,046,288

Diversified Financial Services 1.7%
American Express Co.	7,062	594,903
Charles Schwab Corp.	11,861	509,549
CIT Group, Inc.	29,077	1,416,050
CME Group, Inc.	3,951	494,823
Discover Financial Services	690	42,911
E*TRADE Financial Corp. (e)	4,497	171,021
FNF Group	34,359	1,540,314
Intercontinental Exchange, Inc.	7,775	512,528
Lazard, Ltd. Class A	23,965	1,110,298
LPL Financial Holdings, Inc.	13,594	577,201
Synchrony Financial	4,858	144,866

		7,114,464

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric 5.3%
AES Corp.	37,737	$419,258
Alliant Energy Corp.	2,164	86,928
Ameren Corp.	27,580	1,507,799
American Electric Power Co., Inc.	8,024	557,427
CenterPoint Energy, Inc.	53,710	1,470,580
CMS Energy Corp.	29,831	1,379,684
Consolidated Edison, Inc.	24,806	2,004,821
Dominion Energy, Inc.	6,266	480,164
DTE Energy Co.	11,760	1,244,090
Duke Energy Corp.	5,796	484,488
Edison International	24,644	1,926,914
Entergy Corp.	20,524	1,575,627
Eversource Energy	20,492	1,244,069
Exelon Corp.	17,721	639,196
FirstEnergy Corp.	19,910	580,576
Great Plains Energy, Inc.	2,918	85,439
Hawaiian Electric Industries, Inc.	2,422	78,424
MDU Resources Group, Inc.	42,053	1,101,789
NextEra Energy, Inc.	3,536	495,500
NRG Energy, Inc.	2,186	37,643
PG&E Corp.	8,376	555,915
Pinnacle West Capital Corp.	2,678	228,058
PPL Corp.	7,836	302,940
Public Service Enterprise Group, Inc.	11,554	496,938
Southern Co.	9,795	468,985
WEC Energy Group, Inc.	19,038	1,168,552
Xcel Energy, Inc.	43,606	2,000,643

		22,622,447

Electrical Components & Equipment 0.2%
Emerson Electric Co.	8,205	489,182
Energizer Holdings, Inc.	8,595	412,732

		901,914

Electronics 0.6%
Corning, Inc.	21,849	656,563
Honeywell International, Inc.	4,256	567,282
Jabil, Inc.	41,095	1,199,563

		2,423,408

Energy—Alternate Sources 0.3%
First Solar, Inc. (e)	29,680	1,183,638

Entertainment 0.6%
International Game Technology PLC	48,354	884,878
Lions Gate Entertainment Corp. Class A	18,182	513,096
Regal Entertainment Group Class A	48,137	984,883

		2,382,857

Environmental Controls 0.2%
Waste Management, Inc.	8,800	645,480

	Shares	Value
Equity Real Estate Investment Trusts (REITs) 5.2%
AGNC Investment Corp.	7,910	$168,404
American Homes 4 Rent Class A	12,844	289,889
Annaly Capital Management, Inc.	101,900	1,227,895
Apple Hospitality REIT, Inc.	55,430	1,037,095
AvalonBay Communities, Inc.	1,540	295,942
Brandywine Realty Trust	59,018	1,034,586
Camden Property Trust	10,402	889,475
Corporate Office Properties Trust	20,420	715,313
DCT Industrial Trust, Inc.	294	15,711
Digital Realty Trust, Inc.	1,091	123,228
Equity Commonwealth (e)	22,327	705,533
Equity Residential	8,487	558,699
Gaming and Leisure Properties, Inc.	16,096	606,336
HCP, Inc.	51,231	1,637,343
Highwoods Properties, Inc.	22,051	1,118,206
Hospitality Properties Trust	39,271	1,144,750
Host Hotels & Resorts, Inc.	85,107	1,554,905
Lamar Advertising Co. Class A	6,662	490,123
Omega Healthcare Investors, Inc.	35,650	1,177,163
Outfront Media, Inc.	46,066	1,065,046
Piedmont Office Realty Trust, Inc. Class A	4,865	102,554
Prologis, Inc.	7,929	464,957
Senior Housing Properties Trust	54,287	1,109,626
Simon Property Group, Inc.	3,168	512,456
Starwood Property Trust, Inc.	16,052	359,404
UDR, Inc.	4,548	177,236
Uniti Group, Inc.	42,732	1,074,283
Ventas, Inc.	3,503	243,388
VEREIT, Inc.	132,063	1,074,993
Welltower, Inc.	13,558	1,014,816
Weyerhaeuser Co.	6,534	218,889
WP Carey, Inc.	593	39,144

		22,247,388

Food 1.4%
Conagra Brands, Inc.	11,408	407,950
Flowers Foods, Inc.	56,463	977,375
General Mills, Inc.	8,817	488,462
Ingredion, Inc.	697	83,090
Kraft Heinz Co.	5,605	480,012
Kroger Co.	25,541	595,616
Lamb Weston Holdings, Inc.	2,549	112,258
Mondelez International, Inc. Class A	11,074	478,286
Pilgrim’s Pride Corp. (e)	41,684	913,713
Tyson Foods, Inc. Class A	25,843	1,618,547
U.S. Foods Holding Corp. (e)	1,582	43,062

		6,198,371

Food Services 0.3%
Aramark	30,893	1,265,995

Forest Products & Paper 0.0%‡
International Paper Co.	940	53,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Gas 0.4%
Sempra Energy	3,443	$388,198
UGI Corp.	1,958	94,787
Vectren Corp.	17,616	1,029,479

		1,512,464

Hand & Machine Tools 0.4%
Lincoln Electric Holdings, Inc.	5,436	500,601
Regal Beloit Corp.	13,766	1,122,617
Stanley Black & Decker, Inc.	443	62,344

		1,685,562

Health Care—Products 1.0%
Abbott Laboratories	11,827	574,910
Baxter International, Inc.	10,963	663,700
Danaher Corp.	6,781	572,248
Hill-Rom Holdings, Inc.	7,174	571,122
Medtronic PLC	6,497	576,609
QIAGEN N.V. (e)	21,896	734,173
Thermo Fisher Scientific, Inc.	3,280	572,262
Zimmer Biomet Holdings, Inc.	774	99,382

		4,364,406

Health Care—Services 1.8%
Aetna, Inc.	4,302	653,173
Anthem, Inc.	3,386	637,008
Centene Corp. (e)	16,853	1,346,218
Cigna Corp.	3,834	641,773
DaVita, Inc. (e)	20,295	1,314,304
HCA Holdings, Inc. (e)	7,715	672,748
Humana, Inc.	2,772	666,999
LifePoint Health, Inc. (e)	8,005	537,536
Universal Health Services, Inc. Class B	3,128	381,866
WellCare Health Plans, Inc. (e)	5,608	1,006,972

		7,858,597

Holding Company—Diversified 0.2%
Leucadia National Corp.	25,315	662,240

Home Builders 0.1%
CalAtlantic Group, Inc.	14,712	520,069

Home Furnishing 0.3%
Tempur Sealy International, Inc. (e)	10,561	563,852
Whirlpool Corp.	4,504	863,056

		1,426,908

Household Products & Wares 0.1%
Kimberly-Clark Corp.	4,354	562,145

Housewares 0.0%‡
Newell Brands, Inc.	2,032	108,956

	Shares	Value
Insurance 4.7%
Aflac, Inc.	8,236	$639,773
Allied World Assurance Co. Holdings, A.G.	11,208	592,903
Allstate Corp.	7,301	645,701
American Financial Group, Inc.	12,683	1,260,310
American International Group, Inc.	10,208	638,204
American National Insurance Co.	2,239	260,821
Aspen Insurance Holdings, Ltd.	1,265	63,060
Assurant, Inc.	11,631	1,206,018
Assured Guaranty, Ltd.	29,198	1,218,725
Athene Holding, Ltd. Class A (e)	21,290	1,056,197
Axis Capital Holdings, Ltd.	8,903	575,668
Berkshire Hathaway, Inc. Class B (e)	3,370	570,777
Chubb, Ltd.	3,930	571,343
CNA Financial Corp.	1,037	50,554
Everest Re Group, Ltd.	5,690	1,448,617
First American Financial Corp.	26,488	1,183,749
Hartford Financial Services Group, Inc.	10,530	553,562
Lincoln National Corp.	23,381	1,580,088
MetLife, Inc.	9,328	512,480
Old Republic International Corp.	34,735	678,375
Progressive Corp.	3,284	144,792
Prudential Financial, Inc.	6,023	651,327
RenaissanceRe Holdings, Ltd.	3,886	540,348
Travelers Cos., Inc.	5,089	643,911
Unum Group	18,934	882,892
Validus Holdings, Ltd.	17,640	916,751
XL Group, Ltd.	23,744	1,039,987

		20,126,933

Internet 0.2%
eBay, Inc. (e)	18,706	653,214
IAC / InterActiveCorp (e)	884	91,264

		744,478

Investment Management/Advisory Services 0.7%
Ameriprise Financial, Inc.	8,215	1,045,687
BlackRock, Inc.	1,349	569,831
Federated Investors, Inc. Class B	2,438	68,874
Franklin Resources, Inc.	14,559	652,098
Legg Mason, Inc.	13,428	512,412

		2,848,902

Iron & Steel 0.3%
Steel Dynamics, Inc.	33,058	1,183,807
United States Steel Corp.	1,583	35,048

		1,218,855

Leisure Time 0.7%
Carnival Corp.	9,843	645,406
Norwegian Cruise Line Holdings, Ltd. (e)	11,169	606,365
Royal Caribbean Cruises, Ltd.	16,535	1,806,118

		3,057,889

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Lodging 0.4%
Choice Hotels International, Inc.	3,429	$220,313
Extended Stay America, Inc.	54,250	1,050,280
Hyatt Hotels Corp. Class A (e)	10,590	595,264
Wynn Resorts, Ltd.	166	22,264

		1,888,121

Machinery—Construction & Mining 0.7%
Caterpillar, Inc.	6,073	652,605
Oshkosh Corp.	17,579	1,210,841
Terex Corp.	31,294	1,173,525

		3,036,971

Machinery—Diversified 0.4%
AGCO Corp.	9,149	616,551
Cummins, Inc.	5,025	815,155
Zebra Technologies Corp. Class A (e)	4,761	478,576

		1,910,282

Media 1.4%
Charter Communications, Inc. Class A (e)	1,699	572,308
Comcast Corp. Class A	15,618	607,852
DISH Network Corp. Class A (e)	10,047	630,550
John Wiley & Sons, Inc. Class A	1,631	86,035
Liberty SiriusXM Group (e)
Class A	19,612	823,312
Class C	21,948	915,232
Time Warner, Inc.	5,788	581,173
Twenty-First Century Fox, Inc.
Class A	18,117	513,436
Class B	21,081	587,527
Walt Disney Co.	4,780	507,875

		5,825,300

Metal Fabricate & Hardware 0.3%
Timken Co.	23,720	1,097,050

Mining 0.5%
Alcoa Corp.	7,706	251,601
Freeport-McMoRan, Inc. (e)	26,960	323,790
Newmont Mining Corp.	52,473	1,699,600

		2,274,991

Miscellaneous—Manufacturing 0.8%
Crane Co.	340	26,989
Donaldson Co., Inc.	3,233	147,231
Eaton Corp. PLC	8,362	650,814
General Electric Co.	17,488	472,351
Ingersoll-Rand PLC	10,897	995,877
Parker-Hannifin Corp.	271	43,311
Trinity Industries, Inc.	39,188	1,098,440

		3,435,013

	Shares	Value
Office & Business Equipment 0.3%
Pitney Bowes, Inc.	35,290	$532,879
Xerox Corp.	26,870	771,975

		1,304,854

Oil & Gas 3.1%
Anadarko Petroleum Corp.	12,382	561,400
Apache Corp.	4,216	202,073
Chevron Corp.	5,381	561,400
Cimarex Energy Co.	790	74,268
Concho Resources, Inc. (e)	3,318	403,237
ConocoPhillips	14,082	619,045
Devon Energy Corp.	34,190	1,093,054
Diamondback Energy, Inc. (e)	373	33,126
Energen Corp. (e)	140	6,912
EOG Resources, Inc.	5,718	517,593
EQT Corp.	5,114	299,629
Exxon Mobil Corp.	6,987	564,061
Hess Corp.	4,217	185,000
HollyFrontier Corp.	43,578	1,197,088
Marathon Oil Corp.	58,006	687,371
Marathon Petroleum Corp.	41,976	2,196,604
Murphy Oil Corp.	6,086	155,984
Noble Energy, Inc.	6,501	183,978
Occidental Petroleum Corp.	8,119	486,085
Parsley Energy, Inc. Class A (e)	839	23,282
Phillips 66	6,199	512,595
Pioneer Natural Resources Co.	3,171	506,028
Tesoro Corp.	4,549	425,786
Transocean, Ltd. (e)	81,978	674,679
Valero Energy Corp.	9,801	661,175
Whiting Petroleum Corp. (e)	110,049	606,370

		13,437,823

Oil & Gas Services 0.6%
Baker Hughes, Inc.	28,380	1,546,994
Halliburton Co.	11,454	489,200
Oceaneering International, Inc.	6,051	138,205
Schlumberger, Ltd.	7,395	486,887

		2,661,286

Packaging & Containers 0.3%
Ardagh Group S.A.	3,334	75,382
Owens-Illinois, Inc. (e)	21,660	518,107
WestRock Co.	11,642	659,636

		1,253,125

Pharmaceuticals 0.9%
Allergan PLC	2,119	515,108
Bristol-Myers Squibb Co.	9,120	508,166
Cardinal Health, Inc.	831	64,751
Express Scripts Holding Co. (e)	10,164	648,870
Johnson & Johnson	3,756	496,881
McKesson Corp.	4,036	664,083

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	7,909	$506,888
Pfizer, Inc.	17,406	584,668

		3,989,415

Pipelines 0.7%
Kinder Morgan, Inc.	26,425	506,303
Targa Resources Corp.	13,359	603,827
Williams Cos., Inc.	63,020	1,908,245

		3,018,375

Real Estate 0.3%
Realogy Holdings Corp.	37,522	1,217,589

Retail 2.3%
Best Buy Co., Inc.	30,305	1,737,386
CVS Health Corp.	7,403	595,645
GameStop Corp. Class A	48,407	1,046,075
Gap, Inc.	29,398	646,462
Liberty Interactive Corp. QVC Group Class A (e)	47,972	1,177,233
Nu Skin Enterprises, Inc. Class A	18,285	1,149,029
Signet Jewelers, Ltd.	8,082	511,106
Staples, Inc.	6,880	69,282
Target Corp.	9,740	509,305
Wal-Mart Stores, Inc.	8,646	654,329
Walgreens Boots Alliance, Inc.	7,245	567,356
Williams-Sonoma, Inc.	847	41,079
World Fuel Services Corp.	29,164	1,121,356

		9,825,643

Semiconductors 1.5%
Analog Devices, Inc.	2,415	187,887
Intel Corp.	18,385	620,310
Lam Research Corp.	2,740	387,518
Micron Technology, Inc. (e)	62,174	1,856,515
Microsemi Corp. (e)	260	12,168
NXP Semiconductors N.V. (e)	5,297	579,757
ON Semiconductor Corp. (e)	70,656	992,010
Qorvo, Inc. (e)	8,049	509,663
QUALCOMM, Inc.	10,037	554,243
Skyworks Solutions, Inc.	3,214	308,383
Teradyne, Inc.	7,790	233,934

		6,242,388

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.	1,213	225,812

Software 0.8%
Akamai Technologies, Inc. (e)	23,834	1,187,171
CA, Inc.	4,548	156,770
Fidelity National Information Services, Inc.	965	82,411
Nuance Communications, Inc. (e)	58,647	1,021,044

	Shares	Value
Software (continued)
Oracle Corp.	14,276	$715,799
SS&C Technologies Holdings, Inc.	2,283	87,690
Synopsys, Inc. (e)	4,467	325,778

		3,576,663

Telecommunications 1.5%
ARRIS International PLC (e)	41,092	1,151,398
AT&T, Inc.	14,861	560,706
Cisco Systems, Inc.	20,408	638,770
EchoStar Corp. Class A (e)	17,834	1,082,524
Juniper Networks, Inc.	49,764	1,387,420
Sprint Corp. (e)	72,921	598,681
T-Mobile U.S., Inc. (e)	9,033	547,581
Verizon Communications, Inc.	10,815	482,998

		6,450,078

Transportation 0.6%
CSX Corp.	12,258	668,796
Norfolk Southern Corp.	4,813	585,742
Ryder System, Inc.	5,285	380,414
Union Pacific Corp.	5,170	563,065
XPO Logistics, Inc. (e)	8,333	538,562

		2,736,579

Total Common Stocks (Cost $207,083,365)		245,871,871

Exchange-Traded Funds 5.9% (f)
♦iShares Intermediate Credit Bond ETF	25,041	2,749,001
♦iShares Intermediate Government / Credit Bond ETF	70,138	7,762,874
♦iShares Russell 1000 Value ETF	31,829	3,705,850
SPDR S&P 500 ETF Trust	1,725	417,105
SPDR S&P MidCap 400 ETF Trust	1,485	471,666
♦Vanguard Mid-Cap Value ETF	97,527	10,032,603

Total Exchange-Traded Funds (Cost $24,264,243)		25,139,099

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(e)(g)	9,999	10,148
Safeway PDC LLC CVR Expires 1/30/18 (e)(g)	9,999	170

Total Rights (Cost $10,636)		10,318

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments 0.7%
Repurchase Agreements 0.7%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $176,397 (Collateralized by United States Treasury securities with rates between 1.125% and 2.00% and maturity dates between 8/31/21 and 9/30/21, with a Principal Amount of $180,000 and a Market Value of $180,418)	$176,395	$176,395
RBC Capital Markets 1.05%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $2,870,251 (Collateralized by United States Treasury securities with rates between 0.00% and 3.375% and maturity dates between 9/28/17 and 2/15/44, with a Principal Amount of $2,017,000 and a Market Value of $2,927,405)	2,870,000	2,870,000

Total Short-Term Investments (Cost $3,046,395)		3,046,395

Total Investments (Cost $388,790,259) (h)	100.0%	429,368,754
Other Assets, Less Liabilities	(0.0)‡	(145,321)
Net Assets	100.0%	$429,223,433
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of fair valued securities was $459,884, which represented 0.1% of the Portfolio’s net assets.

(d)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(e)	Non-income producing security.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $10,318, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(h)	As of June 30, 2017, cost was $392,219,774 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$43,937,842
Gross unrealized depreciation	(6,788,862)

Net unrealized appreciation	$37,148,980

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	25	September 2017	$5,402,734	$(4,340)
5-Year United States Treasury Note	84	September 2017	9,898,219	(35,526)
10-Year United States Treasury Note	31	September 2017	3,891,469	(4,351)
10-Year United States Treasury Ultra Note	(26)	September 2017	(3,505,125)	15,168
United States Treasury Long Bond	(1)	September 2017	(153,688)	339

			$15,533,609	$(28,710)

1.	As of June 30, 2017, cash in the amount of $69,438 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$12,226,102	$—	$12,226,102
Corporate Bonds	—	74,468,710	—	74,468,710
Foreign Government Bonds	—	462,443	—	462,443
Mortgage-Backed Securities	—	6,712,419	—	6,712,419
U.S. Government & Federal Agencies	—	61,431,397	—	61,431,397

Total Long-Term Bonds	—	155,301,071	—	155,301,071

Common Stocks	245,871,871	—	—	245,871,871
Exchange-Traded Funds	25,139,099	—	—	25,139,099
Rights (b)	—	170	10,148	10,318
Short-Term Investments
Repurchase Agreements	—	3,046,395	—	3,046,395

Total Investments in Securities	271,010,970	158,347,636	10,148	429,368,754

Other Financial Instruments
Futures Contracts (c)	15,507	—	—	15,507

Total Investments in Securities and Other Financial Instruments	$271,026,477	$158,347,636	$10,148	$429,384,261

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(44,217)	$—	$—	$(44,217)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10,148 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2017, a security with a market value of $488 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for this security, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs. (See Note 2)

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (a)
Rights
Food & Staples Retailing	$10,636	$—	$—	$—	$—	$—	$—	$(488)	$10,148	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $388,790,259)	$429,368,754
Cash	355,423
Cash collateral on deposit at broker	69,438
Receivables:
Investment securities sold	2,976,060
Dividends and interest	1,303,424
Fund shares sold	278,560
Other assets	2,321

Total assets	434,353,980

Liabilities
Payables:
Investment securities purchased	4,557,467
Manager (See Note 3)	244,126
Fund shares redeemed	116,841
NYLIFE Distributors (See Note 3)	84,773
Custodian	49,566
Shareholder communication	32,081
Professional fees	25,490
Variation margin on futures contracts	15,362
Trustees	778
Accrued expenses	4,063

Total liabilities	5,130,547

Net assets	$429,223,433

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,296
Additional paid-in capital	365,077,005

365,106,301
Undistributed net investment income	7,295,901
Accumulated net realized gain (loss) on investments and futures transactions	16,271,446
Net unrealized appreciation (depreciation) on investments and futures contracts	40,549,785

Net assets	$429,223,433

Initial Class
Net assets applicable to outstanding shares	$16,373,803

Shares of beneficial interest outstanding	1,106,522

Net asset value per share outstanding	$14.80

Service Class
Net assets applicable to outstanding shares	$412,849,630

Shares of beneficial interest outstanding	28,189,516

Net asset value per share outstanding	$14.65

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,760,262
Interest	1,742,930
Other income	567

Total income	4,503,759

Expenses
Manager (See Note 3)	1,469,881
Distribution/Service—Service Class (See Note 3)	505,020
Shareholder communication	33,794
Professional fees	33,600
Custodian	12,810
Trustees	5,202
Miscellaneous	9,615

Total expenses	2,069,922

Net investment income (loss)	2,433,837

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	10,845,471
Futures transactions	144,147

Net realized gain (loss) on investments and futures transactions	10,989,618

Net change in unrealized appreciation (depreciation) on:
Investments	1,578,022
Futures contracts	39,298

Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,617,320

Net realized and unrealized gain (loss) on investments and futures transactions	12,606,938

Net increase (decrease) in net assets resulting from operations	$15,040,775

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,255.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,433,837	$4,698,503
Net realized gain (loss) on investments and futures transactions	10,989,618	7,731,887
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,617,320	23,846,606

Net increase (decrease) in net assets resulting from operations	15,040,775	36,276,996

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(210,721)
Service Class	—	(4,533,804)

	—	(4,744,525)

From net realized gain on investments:
Initial Class	—	(487,300)
Service Class	—	(12,572,498)

	—	(13,059,798)

Total dividends and distributions to shareholders	—	(17,804,323)

Capital share transactions:
Net proceeds from sale of shares	34,273,481	57,291,815
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	17,804,323
Cost of shares redeemed	(31,367,459)	(49,567,106)

Increase (decrease) in net assets derived from capital share transactions	2,906,022	25,529,032

Net increase (decrease) in net assets	17,946,797	44,001,705

Net Assets
Beginning of period	411,276,636	367,274,931

End of period	$429,223,433	$411,276,636

Undistributed net investment income at end of period	$7,295,901	$4,862,064

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016		2015	2014	2013		2012
Net asset value at beginning of period	$14.26		$13.57		$15.04	$14.72	$12.22		$11.02

Net investment income (loss) (a)	0.10		0.21		0.22	0.20	0.17		0.19
Net realized and unrealized gain (loss) on investments	0.44		1.15		(0.61)	1.35	2.48		1.17

Total from investment operations	0.54		1.36		(0.39)	1.55	2.65		1.36

Less dividends and distributions:
From net investment income	—		(0.20)		(0.16)	(0.14)	(0.15)		(0.16)
From net realized gain on investments	—		(0.47)		(0.92)	(1.09)	—		—

Total dividends and distributions	—		(0.67)		(1.08)	(1.23)	(0.15)		(0.16)

Net asset value at end of period	$14.80		$14.26		$13.57	$15.04	$14.72		$12.22

Total investment return (b)	3.79	%(c)	10.24%		(2.59%)	10.88%	21.87%		12.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.47	%(d)	1.49%	1.33%	1.27%		1.62%
Net expenses	0.75	%††	0.74	%(e)	0.76%	0.76%	0.77%		0.78%
Expenses (before waiver/reimbursement)	0.75	%††	0.76%		0.76%	0.76%	0.78%		0.83%
Portfolio turnover rate	99%		253%		214%	171%	162	%(f)	202	%(f)
Net assets at end of period (in 000’s)	$16,374		$15,666		$14,037	$14,274	$13,017		$10,075

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.76%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 159% and 195% for the years ended December 31, 2013 and 2012, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, and 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016		2015	2014	2013		2012
Net asset value at beginning of period	$14.13		$13.45		$14.92	$14.63	$12.15		$10.97

Net investment income (loss) (a)	0.08		0.17		0.18	0.16	0.14		0.16
Net realized and unrealized gain (loss) on investments	0.44		1.15		(0.60)	1.33	2.47		1.16

Total from investment operations	0.52		1.32		(0.42)	1.49	2.61		1.32

Less dividends and distributions:
From net investment income	—		(0.17)		(0.13)	(0.11)	(0.13)		(0.14)
From net realized gain on investments	—		(0.47)		(0.92)	(1.09)	—		—

Total dividends and distributions	—		(0.64)		(1.05)	(1.20)	(0.13)		(0.14)

Net asset value at end of period	$14.65		$14.13		$13.45	$14.92	$14.63		$12.15

Total investment return (b)	3.68	%(c)	9.96%		(2.83%)	10.60%	21.57%		12.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15	%††	1.22	%(d)	1.24%	1.09%	1.02%		1.37%
Net expenses	1.00	%††	0.99	%(e)	1.01%	1.01%	1.02%		1.03%
Expenses (before waiver/reimbursement)	1.00	%††	1.01%		1.01%	1.01%	1.03%		1.08%
Portfolio turnover rate	99%		253%		214%	171%	162	%(f)	202	%(f)
Net assets at end of period (in 000’s)	$412,850		$395,611		$353,238	$338,667	$280,326		$191,296

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.01%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 159% and 195% for the years ended December 31, 2013 and 2012, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, and 2014.

28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)). Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

30	MainStay VP Balanced Portfolio

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by

31

Notes to Financial Statements (Unaudited) (continued)

the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2017, the Portfolio did not hold any warrants.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State

32	MainStay VP Balanced Portfolio

Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$15,507	$15,507

Total Fair Value		$15,507	$15,507

Liability Derivatives

	Statement of Assets and Liabilities	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(44,217)	$(44,217)

Total Fair Value		$(44,217)	$(44,217)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$144,147	$144,147

Total Realized Gain (Loss)		$144,147	$144,147

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures transactions	$39,298	$39,298

Total Change in Unrealized Appreciation (Depreciation)		$39,298	$39,298

33

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$19,866,417	$19,866,417
Futures Contracts Short	$(4,731,146)	$(4,731,146)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses the Manager in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly owned subsidiary of New York Life, serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.70%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,469,881.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$4,744,525	$13,059,798

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or

34	MainStay VP Balanced Portfolio

outstanding with respect to the Portfolio under the credit agreement for which Bank of New York served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $162,542 and $178,679, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $258,311 and $235,142, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	69,111	$1,007,552
Shares redeemed	(61,166)	(891,464)

Net increase (decrease)	7,945	$116,088

Year ended December 31, 2016:
Shares sold	113,606	$1,594,077
Shares issued to shareholders in reinvestment of dividends and distributions	50,288	698,021
Shares redeemed	(99,944)	(1,390,764)

Net increase (decrease)	63,950	$901,334

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,301,753	$33,265,929
Shares redeemed	(2,107,606)	(30,475,995)

Net increase (decrease)	194,147	$2,789,934

Year ended December 31, 2016:
Shares sold	4,011,892	$55,697,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,242,919	17,106,302
Shares redeemed	(3,518,186)	(48,176,342)

Net increase (decrease)	1,736,625	$24,627,698

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay VP Balanced Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744154	MSVPBL10-08/17 (NYLIAC) NI508

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	1.74%	6.18%	3.93%	3.54%	0.66%
Service Class Shares	5/2/2005	1.62	5.92	3.67	3.29	0.91

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	1.91%	7.42%	4.58%	4.48%
Credit Suisse Leveraged Loan Index[3]	1.96	7.49	4.83	4.16
Average Lipper Loan Participation Fund[4]	1.56	6.62	3.84	3.15

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,017.40	$3.20	$1,021.60	$3.21	0.64%

Service Class Shares	$1,000.00	$1,016.20	$4.45	$1,020.40	$4.46	0.89%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Electronics	11.8%
Healthcare, Education & Childcare	9.9
Hotels, Motels, Inns & Gaming	6.7
Chemicals, Plastics & Rubber	6.1
Diversified/Conglomerate Service	5.9
Retail Store	5.7
Containers, Packaging & Glass	4.9
Leisure, Amusement, Motion Pictures & Entertainment	4.6
Broadcasting & Entertainment	4.5
Utilities	4.4
Telecommunications	4.0
Beverage, Food & Tobacco	3.4
Buildings & Real Estate	3.2
Insurance	3.0
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.5
Automobile	2.4
Diversified/Conglomerate Manufacturing	2.4
Oil & Gas	2.2
Personal & Nondurable Consumer Products (Manufacturing Only)	2.0

Finance	1.7%
Personal, Food & Miscellaneous Services	1.7
Mining, Steel, Iron & Non-Precious Metals	1.4
Printing & Publishing	1.4
Aerospace & Defense	1.3
Banking	1.0
Affiliated Investment Companies	0.9
Ecological	0.8
Home and Office Furnishings, Housewares & Durable Consumer Products	0.5
Commercial Services	0.4
Media	0.4
Cargo Transport	0.1
Auto Manufacturers	0.1
Short-Term Investments	3.1
Other Assets, Less Liabilities	–4.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investments) (Unaudited)

1.	Univision Communications, Inc., 3.976%, due 3/15/24

2.	Valeant Pharmaceuticals International, Inc., 5.830%–6.500%, due 3/15/22–4/1/22

3.	Energy Future Intermediate Holding Co. LLC, TBD, due 6/23/18

4.	Party City Holdings, Inc., 4.188%, due 8/19/22

5.	MGM Growth Properties Operating Partnership L.P., 3.476%, due 4/25/23

6.	Michaels Stores, Inc., 3.938%, due 1/30/23

7.	Capital Automotive, L.P., 4.220%–7.220%, due 3/24/24–3/24/25

8.	First Data Corp., 3.466%–3.716%, due 7/8/22–4/26/24

9.	MainStay High Yield Corporate Bond Fund Class I

10.	Rexnord LLC, 3.971%, due 8/21/23

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Floating Rate Portfolio returned 1.74% for Initial Class shares and 1.62% for Service Class shares. Over the same period, both share classes underperformed the 1.91% return of the S&P/LSTA Leveraged Loan Index,1 which is the Portfolio’s primary benchmark, and the 1.96% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s secondary benchmark. Both share classes outperformed the 1.56% return of the Average Lipper2 Loan Participation Fund for the six months ended June 30, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the S&P/LSTA Leveraged Loan Index was hurt by an underweight position in credits rated CCC3 and unrated credits. On the other hand, the Portfolio’s relative performance benefited from overweight positions in credits rated BB and credits rated B.4

On an industry basis, security selection among investments in out-of-index sectors—utilities, retail and building products—provided the greatest positive contributions to the Portfolio’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) Security selection in nonferrous metals & mining, financials, and aerospace, on the other hand, detracted from relative performance. Excess cash balances also were a drag on relative performance during the reporting period.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,6 reset every 30, 60, 90 or 180 days. As of June 30, 2017, the Portfolio’s weighted average days to LIBOR reset was 43 days, which we considered to be a short duration.

Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, riskier assets continued to materially outperform other segments of the loan market. In response, we modified the Portfolio’s risk exposure by reducing the Portfolio’s weighting in credits rated BB and increasing exposure to credits rated B and, to a lesser extent, to credits rated CCC.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Although CCC-rated credits provided the highest total returns during the reporting period, the Portfolio held an underweight position in this category, which detracted from relative performance. The most substantial positive contributions to performance during the reporting period came from the Portfolio’s overweight position in credits rated BB and from its overweight position in credits rated B. On a sector basis, security selection was strong in utilities, retail and building products, but security selection was weak in nonferrous metals & mining, financials, and aerospace.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its exposure to credits rated BB and increased its exposure to lower-rated credits.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio was overweight relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in credits rated B. As of the same date, the Portfolio was overweight relative to the Index in cash, primarily because unlike

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

the Portfolio, the S&P/LSTA Leveraged Loan Index has no cash component. As of June 30, 2017, the Portfolio remained underweight relative to the Index in credits rated CCC and lower and in unrated credits.

As of June 30, 2017, the Portfolio’s top five market-value weighted industry exposures relative to the S&P/LSTA Leveraged Loan Index were in electronics (underweight), business equipment/services (underweight), health care (underweight), hotels & casinos (overweight) and chemicals (overweight).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 100.3%† Corporate Bonds 2.6%
Auto Manufacturers 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$401,500

Automobile 0.1%
Goodyear Tire & Rubber Co. 4.875%, due 3/15/27	750,000	761,250

Cargo Transport 0.1%
Park Aerospace Holdings, Ltd. 5.250%, due 8/15/22 (a)	500,000	522,660

Chemicals, Plastics & Rubber 0.4%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, due 2/1/25 (a)	400,000	411,500
Koppers, Inc. 6.000%, due 2/15/25 (a)	500,000	531,250
Platform Specialty Products Corp. 6.500%, due 2/1/22 (a)	1,500,000	1,548,750
Versum Materials, Inc. 5.500%, due 9/30/24 (a)	1,050,000	1,103,812

		3,595,312

Commercial Services 0.3%
Hertz Corp. 7.625%, due 6/1/22 (a)	2,000,000	1,995,200
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	356,562

		2,351,762

Containers, Packaging & Glass 0.2%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (b)	670,000	715,158
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.250%, due 5/15/24 (a)	600,000	656,250
Greif, Inc. 7.750%, due 8/1/19	650,000	711,750

		2,083,158

Diversified/Conglomerate Manufacturing 0.2%
Acco Brands Corp. 5.250%, due 12/15/24 (a)	1,880,000	1,952,850
Scotts Miracle-Gro Co. 5.250%, due 12/15/26	200,000	209,500

		2,162,350

	Principal Amount	Value

Ecological 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	$800,000	$824,000

Healthcare, Education & Childcare 0.1%
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	181,263
♦Valeant Pharmaceuticals International, Inc. 6.500%, due 3/15/22 (a)	1,000,000	1,048,750

		1,230,013

Hotels, Motels, Inns & Gaming 0.1%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24 (a)	1,250,000	1,300,000

Media 0.4%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	500,000	515,000
Salem Media Group, Inc. 6.750%, due 6/1/24 (a)	600,000	613,500
SFR Group S.A. 6.000%, due 5/15/22 (a)	2,000,000	2,092,500

		3,221,000

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.750%, due 3/1/22 (a)	170,000	193,588

Oil & Gas 0.1%
EP Energy LLC / Everest Acquistion Finance, Inc. 8.000%, due 2/15/25 (a)	200,000	149,000
FTS International, Inc. 8.746%, due 6/15/20 (a)(c)	830,000	832,075

		981,075

Retail Store 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	200,000	192,750

Utilities 0.4%
Dynegy, Inc.
7.375%, due 11/1/22	1,000,000	987,500
7.625%, due 11/1/24	1,500,000	1,455,000
NRG Energy, Inc. 7.250%, due 5/15/26	1,300,000	1,345,500

		3,788,000

Total Corporate Bonds (Cost $22,952,172)		23,608,418

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest Holdings or issuers held, as of June 30, 2017, excluding short-term investments. May be subject to change daily.

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans 87.1% (d)
Aerospace & Defense 1.1%
American Airlines, Inc. 2016 USD Term Loan B 3.659%, due 12/14/23	$1,803,808	$1,803,808
DAE Aviation Holdings, Inc. 1st Lien Term Loan 4.980%, due 7/7/22	3,389,625	3,403,184
Engility Corp. Term Loan B2 4.976%, due 8/12/23	851,471	858,921
TransDigm, Inc. 2016 Extended Term Loan F 4.226%, due 6/9/23	3,733,840	3,728,008

		9,793,921

Automobile 2.3%
American Axle and Manufacturing, Inc. Term Loan B 3.470%, due 4/6/24	4,455,000	4,424,929
AP Exhaust Acquisition LLC 1st Lien Term Loan 6.180%, due 5/10/24	2,500,000	2,450,000
CH Hold Corp. 1st Lien Term Loan 4.226%, due 2/1/24	1,795,500	1,799,989
Federal-Mogul Holdings Corp. New Term Loan C 4.927%, due 4/15/21	2,482,881	2,489,088
KAR Auction Services, Inc. Term Loan B5 3.813%, due 3/9/23	2,333,333	2,345,000
Tower Automotive Holdings USA LLC 2017 Term Loan B 3.875%, due 3/7/24	2,794,646	2,792,318
Truck Hero, Inc. 1st Lien Term Loan 5.156%, due 4/21/24	3,033,333	3,006,792
U.S. Farathane LLC Reprice Term Loan 5.296%, due 12/23/21	1,454,756	1,465,667

		20,773,783

Banking 1.0%
♦Capital Automotive, L.P.
2017 1st Lien Term Loan 4.220%, due 3/24/24	4,950,000	4,984,031
2017 2nd Lien Term Loan 7.220%, due 3/24/25	3,000,000	3,035,001
Russell Investment Group Term Loan B TBD, due 6/1/23	1,000,000	1,010,000

		9,029,032

	Principal Amount	Value

Beverage, Food & Tobacco 3.0%
Acosta Holdco, Inc. 2015 Term Loan 4.476%, due 9/26/21	$2,180,949	$1,958,594
Advantage Sales & Marketing, Inc.
Incremental Term Loan B 4.420%, due 7/25/21	1,000,000	959,500
2014 1st Lien Term Loan 4.546%, due 7/23/21	4,368,845	4,191,907
2014 2nd Lien Term Loan 7.796%, due 7/25/22	625,000	596,875
Albertsons LLC
USD 2017 Term Loan B4 3.976%, due 8/25/21	3,442,133	3,396,418
USD 2017 Term Loan B6 4.251%, due 6/22/23	2,718,990	2,685,854
Arctic Glacier U.S.A., Inc. 2017 Term Loan B 5.476%, due 3/20/24	1,795,500	1,811,211
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.296%, due 8/16/23	2,233,125	2,245,686
B&G Foods, Inc. 2017 Term Loan B 3.476%, due 11/2/22	746,795	749,862
Chobani LLC 1st Lien Term Loan 5.476%, due 10/7/23	997,494	1,002,481
Crossmark Holdings, Inc. (e)
1st Lien Term Loan 4.796%, due 12/20/19	108,135	75,334
2nd Lien Term Loan 8.796%, due 12/21/20	800,000	354,000
Hostess Brands LLC 2017 Term Loan 3.726%, due 8/3/22	2,476,256	2,485,027
JBS USA LLC 2017 Term Loan B 5.750%, due 10/30/22	1,995,000	1,937,644
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.470%, due 5/24/24	1,000,000	1,000,781
U.S. Foods, Inc. 2016 Term Loan B 3.980%, due 6/27/23	2,471,192	2,479,923

		27,931,097

Broadcasting & Entertainment 3.7%
CBS Radio Inc. Term Loan B 4.716%, due 10/17/23	1,801,321	1,812,017

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Charter Communications Operating LLC 2016 Term Loan I Add 3.480%, due 1/15/24	$2,750,893	$2,760,061
Cumulus Media Holdings, Inc. 2013 Term Loan 4.480%, due 12/23/20	2,027,594	1,629,172
Entercom Radio, LLC 2016 Term Loan 4.703%, due 11/1/23	1,821,591	1,827,056
Global Eagle Entertainment, Inc. 1st Lien Term Loan 8.322%, due 1/6/23	894,375	778,106
iHeartCommunications, Inc. Term Loan D 7.976%, due 1/30/19	1,750,000	1,422,750
Mission Broadcasting, Inc. 2016 Term Loan B2 4.246%, due 1/17/24	170,000	170,266
Nexstar Broadcasting, Inc. 2017 Term Loan B 4.238%, due 1/17/24	1,703,059	1,705,721
Tribune Media Co.
Term Loan 4.226%, due 12/27/20	220,315	220,728
Term Loan C 4.226%, due 1/27/24	3,544,630	3,565,678
♦Univision Communications, Inc. Term Loan C5 3.976%, due 3/15/24	10,363,925	10,167,010
VFH Parent LLC 2017 Term Loan TBD, due 10/15/21	1,000,000	1,005,417
Virgin Media Bristol LLC USD Term Loan I 3.909%, due 1/31/25	5,000,000	5,000,000
WideOpenWest Finance LLC 2016 Term Loan B 4.702%, due 8/18/23	1,985,000	1,984,007

		34,047,989

Buildings & Real Estate 3.2%
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.447%, due 11/4/21	3,440,282	3,438,992
GYP Holdings III Corp. 2017 Term Loan B 4.142%, due 4/1/23	1,985,000	1,987,481
HD Supply, Inc.
Incremental Term Loan B1 4.046%, due 8/13/21	629,634	630,618
Incremental Term Loan B2 4.046%, due 10/17/23	2,481,250	2,491,071

	Principal Amount	Value

Buildings & Real Estate (continued)
Jeld-Wen, Inc. 2017 Term Loan B 4.296%, due 7/1/22	$2,863,053	$2,885,957
Priso Acquisition Corp. 2017 Term Loan B 4.226%, due 5/8/22 (e)	2,118,625	2,114,653
Realogy Corp. 2017 Term Loan B 3.476%, due 7/20/22	5,922,103	5,950,233
SRS Distribution, Inc. 2015 Term Loan B 4.476%, due 8/25/22	1,488,665	1,493,627
VC GB Holdings, Inc. 1st Lien Term Loan 4.976%, due 2/28/24	2,443,998	2,456,218
Wilsonart LLC 2016 Term Loan 4.800%, due 12/19/23	6,101,374	6,116,627

		29,565,477

Chemicals, Plastics & Rubber 5.2%
Allnex USA, Inc. USD Term Loan B3 4.406%, due 9/13/23	981,837	981,837
ASP Chromaflo Intermediate Holdings, Inc. Term Loan B1 5.226%, due 11/18/23	216,274	216,950
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.296%, due 6/1/24	4,000,000	4,010,500
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.403%, due 9/6/22	378,732	369,263
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.726%, due 8/1/21	1,688,830	1,698,119
New 2nd Lien Term Loan 8.976%, due 8/1/22	700,000	698,542
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.398%, due 12/29/23	1,500,000	1,505,250
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.153%, due 9/7/21	2,458,486	2,433,901
GCP Applied Technologies, Inc. 2016 Term Loan B 4.476%, due 2/3/22	2,715,625	2,722,414
Huntsman International LLC Term Loan B2 4.121%, due 4/1/23	1,481,306	1,485,935

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC 2022 USD Term Loan 3.976%, due 3/31/22	$3,235,889	$3,241,957
KMG Chemicals, Inc. Term Loan B 5.409%, due 6/15/24	750,000	756,338
Kraton Polymers LLC 2016 Term Loan B 5.226%, due 1/6/22	519,953	524,529
MacDermid, Inc. USD Term Loan B6 4.226%, due 6/7/23	3,664,472	3,670,581
Nexeo Solutions LLC 2017 Term Loan B 4.973%, due 6/9/23	3,543,272	3,568,741
OXEA Finance LLC USD Term Loan B2 4.400%, due 1/15/20	2,470,562	2,430,415
PQ Corp. 2016 USD Term Loan 5.476%, due 11/4/22	1,861,504	1,877,939
Solenis International, L.P.
USD 1st Lien Term Loan 4.452%, due 7/31/21	1,361,524	1,363,652
USD 2nd Lien Term Loan 7.952%, due 7/31/22	750,000	746,250
Trinseo Materials Operating S.C.A. Term Loan B 4.476%, due 11/5/21	3,667,656	3,697,456
Univar, Inc. 2017 Term Loan B 3.976%, due 7/1/22	6,877,938	6,880,806
Venator Materials Corp. Term Loan B TBD, due 6/20/24 (e)	2,000,000	2,007,500
Zep, Inc. 2016 Term Loan 5.226%, due 6/26/22	1,372,000	1,373,715

		48,262,590

Commercial Services 0.1%
TRC Companies, Inc. Term Loan TBD, due 5/24/24	900,000	904,500

Containers, Packaging & Glass 4.7%
Anchor Glass Container Corp.
2016 1st Lien Term Loan 4.381%, due 12/7/23	3,184,000	3,199,124
2016 2nd Lien Term Loan 8.810%, due 12/7/24	500,000	507,500

	Principal Amount	Value

Containers, Packaging & Glass (continued)
Berlin Packaging LLC 2017 Term Loan B 4.432%, due 10/1/21	$1,481,049	$1,483,641
Berry Plastics Group, Inc.
Term Loan L 3.367%, due 1/6/21	4,622,173	4,631,561
Term Loan I 3.681%, due 10/1/22	2,682,982	2,683,989
BWAY Holding Co., Inc. 2017 Term Loan B 4.326%, due 4/3/24	4,000,000	3,994,284
Caraustar Industries, Inc. 2017 Term Loan B 6.796%, due 3/14/22	1,793,702	1,794,823
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 4.476%, due 5/16/24	3,000,000	2,998,749
Consolidated Container Co. LLC 2017 1st Lien Term Loan 4.726%, due 5/22/24	2,000,000	2,010,000
Fort Dearborn Co.
2016 1st Lien Term Loan 5.148%, due 10/19/23	2,487,500	2,503,047
2016 2nd Lien Term Loan 9.650%, due 10/19/24	1,000,000	987,500
Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2 TBD, due 6/13/24	2,500,000	2,478,125
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.422%, due 10/3/22	355,556	353,778
Ranpak Corp. 2015 Term Loan 4.476%, due 10/1/21	1,773,395	1,773,395
Reynolds Group Holdings, Inc. 2017 Term Loan 4.226%, due 2/5/23	7,264,619	7,277,557
Signode Industrial Group U.S., Inc. USD Term Loan B 4.007%, due 5/4/21	3,531,984	3,523,153
Tekni-Plex, Inc. 2015 USD Term Loan B 4.726%, due 6/1/22	1,568,000	1,568,000

		43,768,226

Diversified/Conglomerate Manufacturing 1.7%
Allied Universal Holdco LLC 2015 Term Loan 5.046%, due 7/28/22	1,784,658	1,786,889
Clark Equipment Co. 2017 Term Loan B 3.929%, due 5/18/24	2,493,750	2,497,648

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Filtration Group Corp. 1st Lien Term Loan 4.476%, due 11/21/20	$3,249,946	$3,269,582
Gardner Denver, Inc. USD Term Loan 4.546%, due 7/30/20	1,375,298	1,378,048
Hyster-Yale Materials Handling, Inc. Term Loan B 5.226%, due 5/30/23	500,000	503,437
Mueller Water Products, Inc. 2017 Term Loan B 3.748%, due 11/25/21	1,511,405	1,517,703
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.796%, due 11/27/20 (e)	831,678	774,847
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.976%, due 11/15/23	4,145,833	4,136,045

		15,864,199

Diversified/Conglomerate Service 5.9%
Applied Systems, Inc.
New 1st Lien Term Loan 4.546%, due 1/25/21	2,367,187	2,379,515
New 2nd Lien Term Loan 7.796%, due 1/24/22	1,081,745	1,090,309
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.217%, due 12/18/20	3,393,498	3,395,089
CCC Information Services, Inc. 2017 1st Lien Term Loan 4.226%, due 4/27/24	2,000,000	1,993,750
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.976%, due 3/1/24	2,137,500	2,137,166
CompuCom Systems, Inc. REFI Term Loan B 4.480%, due 5/9/20 (e)	2,017,752	1,580,572
♦First Data Corp.
2022 USD Term Loan 3.466%, due 7/8/22	2,198,860	2,194,889
2017 Term Loan 3.716%, due 4/26/24	5,722,760	5,719,183
Greeneden U.S. Holdings II LLC 2017 Term Loan B 5.296%, due 12/1/23	1,492,500	1,494,366
Information Resources, Inc. 1st Lien Term Loan 5.466%, due 1/18/24	685,781	687,496

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
J.D. Power and Associates
1st Lien Term Loan 5.546%, due 9/7/23	$1,985,000	$1,992,444
2nd Lien Term Loan 9.796%, due 9/7/24	375,000	378,750
Kronos, Inc. 2017 Term Loan B 4.680%, due 11/1/23	4,129,276	4,154,279
Mitchell International, Inc. New 1st Lien Term Loan 4.672%, due 10/13/20	3,118,076	3,129,769
MKS Instruments, Inc. 2016 Term Loan B2 3.976%, due 5/1/23	1,520,777	1,525,054
Monitronics International Inc. Term Loan B2 6.796%, due 9/30/22	3,176,000	3,202,202
MX Holdings U.S., Inc. Term Loan B1B 3.976%, due 8/14/23	3,312,565	3,329,128
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 3.974%, due 5/2/22	3,307,573	3,310,526
Sabre GLBL, Inc. Term Loan B 3.976%, due 2/22/24	3,020,061	3,040,015
Sophia, L.P. 2017 Term Loan B 4.546%, due 9/30/22	1,955,995	1,949,709
Sungard Availability Services Capital, Inc. Term Loan B 6.226%, due 3/31/19	1,496,623	1,488,673
TruGreen, Ltd. Partnership 1st Lien Term Loan B 6.627%, due 4/13/23	1,782,000	1,793,137
Vantiv LLC 2014 Term Loan B 3.659%, due 10/14/23	1,631,089	1,641,284
WEX, Inc. Term Loan B 4.726%, due 7/1/23	990,000	992,122

		54,599,427

Ecological 0.7%
Advanced Disposal Services, Inc. Term Loan B3 3.939%, due 11/10/23	3,808,869	3,825,872
Casella Waste Systems, Inc. 2017 Term Loan B 3.959%, due 10/17/23	1,243,750	1,247,637

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Ecological (continued)
Waste Industries USA, Inc. 2016 Term Loan 4.046%, due 2/27/20	$1,303,333	$1,307,406

		6,380,915

Electronics 11.1%
Almonde, Inc.
USD 1st Lien Term Loan 4.736%, due 6/13/24	4,000,000	3,998,720
USD 2nd Lien Term Loan 8.459%, due 6/13/25	1,400,000	1,422,750
BMC Software Finance, Inc. 2017 USD Term Loan 5.226%, due 9/10/22	4,045,806	4,051,571
Cision U.S., Inc. USD Term Loan B 7.226%, due 6/16/23	2,699,732	2,712,556
Cologix, Inc. 2017 1st Lien Term Loan 4.216%, due 3/20/24	2,992,500	2,986,889
Colorado Buyer, Inc. Term Loan B 4.170%, due 5/1/24	1,000,000	1,005,750
CommScope, Inc. Term Loan B5 3.296%, due 12/29/22	1,754,000	1,755,461
Compuware Corp. Term Loan B3 5.550%, due 12/15/21	1,165,003	1,167,500
ConvergeOne Holdings Corp. 2017 Term Loan B 6.050%, due 6/20/24	1,200,000	1,188,000
Cortes NP Acquisition Corp. 2017 Term Loan B 5.226%, due 11/30/23	2,580,460	2,590,136
Dell, Inc. 2017 Term Loan B 3.730%, due 9/7/23	7,064,544	7,088,514
Diebold, Inc. USD 2017 Term Loan B 3.875%, due 11/6/23	1,695,750	1,701,402
EIG Investors Corp. 2017 Term Loan 5.242%, due 2/9/23	4,668,234	4,677,958
Epicor Software Corp. 1st Lien Term Loan 4.980%, due 6/1/22	6,259,714	6,250,769
Evertec Group LLC New Term Loan B 3.655%, due 4/17/20	214,467	213,394

	Principal Amount	Value

Electronics (continued)
Eze Castle Software, Inc. 2017 1st Lien Term Loan 4.296%, due 4/6/20	$1,984,733	$1,994,656
GoDaddy Operating Co. LLC 2017 Term Loan B 3.726%, due 2/15/24	1,997,853	2,001,099
Hyland Software, Inc.
2017 1st Lien Term Loan 4.476%, due 7/1/22	4,743,495	4,763,262
2017 2nd Lien Term Loan TBD, due 7/12/25 (e)	208,333	209,896
Infor (U.S.), Inc. Term Loan B6 4.046%, due 2/1/22	4,258,869	4,229,968
Informatica Corp. USD Term Loan 4.796%, due 8/5/22	1,773,397	1,770,072
MA FinanceCo. LLC USD Term Loan B3 TBD, due 4/29/24	368,509	368,233
Optiv Security, Inc. 1st Lien Term Loan 4.438%, due 2/1/24	144,984	142,326
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 4.670%, due 4/26/24	3,200,000	3,176,000
Quest Software U.S. Holdings, Inc. Term Loan B 7.226%, due 10/31/22	4,029,623	4,089,229
Rocket Software, Inc. 2016 1st Lien Term Loan 5.546%, due 10/14/23	3,473,750	3,498,935
RP Crown Parent LLC 2016 Term Loan B 4.726%, due 10/12/23	2,388,000	2,398,944
Seattle Spinco, Inc. USD Term Loan B3 TBD, due 4/19/24	2,488,634	2,486,767
Solera LLC USD Term Loan B 4.476%, due 3/3/23	2,741,171	2,746,484
SS&C Technologies, Inc.
2017 Term Loan B1 3.476%, due 7/8/22	3,028,310	3,038,585
2017 Term Loan B2 3.476%, due 7/8/22	183,681	184,304
Tempo Acquisition LLC Term Loan 4.060%, due 5/1/24	3,500,000	3,505,834
Tibco Software, Inc. 2017 Term Loan B 5.730%, due 12/4/20	1,641,676	1,647,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Electronics (continued)
Verint Systems, Inc. 2017 Term Loan B TBD, due 6/21/24 (e)	$2,500,000	$2,504,687
Veritas Bermuda, Ltd. Repriced Term Loan B 5.796%, due 1/27/23	2,263,941	2,265,639
VF Holding Corp. Reprice Term Loan 4.546%, due 6/30/23	2,977,500	2,974,243
Western Digital Corp. 2017 USD Term Loan B 3.976%, due 4/29/23	2,178,055	2,189,967
Xerox Business Services LLC USD Term Loan B 5.226%, due 12/7/23	4,776,000	4,835,700
Zebra Technologies Corp. 2016 Term Loan B 3.723%, due 10/27/21	2,202,078	2,209,631

		102,043,664

Finance 1.7%
Alliant Holdings I, Inc. 2015 Term Loan B 4.417%, due 8/12/22	1,829,350	1,831,179
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 5.491%, due 6/21/24	5,294,118	5,270,294
Duff & Phelps Corp.
Term Loan B 5.046%, due 4/23/20	1,602,059	1,610,069
Term Loan B1 5.046%, due 4/23/20	975,000	979,875
Focus Financial Partners LLC 1st Lien Term Loan TBD, due 5/22/24 (e)	1,500,000	1,510,625
Istar Financial, Inc. 2016 Term Loan B 4.901%, due 7/1/20	1,389,135	1,397,817
NAB Holdings LLC 2017 Term Loan TBD, due 6/15/24	2,000,000	2,000,000
Virtus Investment Partners, Inc. Term Loan 4.952%, due 6/1/24	800,000	809,000

		15,408,859

Healthcare, Education & Childcare 7.9%
Acadia Healthcare Co., Inc. Term Loan B2 3.801%, due 2/16/23	1,292,320	1,300,397

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Akorn, Inc. Term Loan B 5.500%, due 4/16/21	$2,308,726	$2,328,927
Alvogen Pharma U.S., Inc. Term Loan 6.230%, due 4/2/22	3,127,163	3,077,650
Avantor Performance Materials Holdings LLC 2017 1st Lien Term Loan 5.230%, due 3/10/24	3,305,094	3,324,373
Community Health Systems, Inc.
Term Loan G 3.948%, due 12/31/19	1,900,678	1,897,709
Term Loan H 4.161%, due 1/27/21	3,503,212	3,496,580
Concentra, Inc. 1st Lien Term Loan 4.211%, due 6/1/22	2,673,918	2,675,172
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 5.932%, due 2/7/22	1,155,106	1,162,807
DaVita HealthCare Partners, Inc. Term Loan B 3.976%, due 6/24/21	3,802,374	3,819,348
Envision Healthcare Corp. 2016 Term Loan B 4.300%, due 12/1/23	3,884,562	3,896,216
Equian LLC Term Loan B 4.928%, due 5/20/24	2,003,529	2,017,304
ExamWorks Group, Inc. 2017 Term Loan 4.476%, due 7/27/23	2,481,281	2,493,688
HCA, Inc. Term Loan B9 3.226%, due 3/17/23	1,840,494	1,844,583
inVentiv Health, Inc. 2016 Term Loan B 4.952%, due 11/9/23	3,484,994	3,493,706
Jaguar Holding Co. II 2017 Term Loan 4.013%, due 8/18/22	5,770,961	5,770,061
Kindred Healthcare, Inc. New Term Loan 4.688%, due 4/9/21	2,023,166	2,029,068
Kinetic Concepts, Inc. 2017 USD Term Loan B 4.546%, due 2/2/24	4,000,000	3,971,668
Onex Carestream Finance, L.P. 1st Lien Term Loan 5.275%, due 6/7/19	4,861,209	4,825,965

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Onex Carestream Finance, L.P. (continued)
2nd Lien Term Loan 9.796%, due 12/7/19 (e)	$1,723,401	$1,684,624
Ortho-Clinical Diagnostics, Inc. Term Loan B 5.046%, due 6/30/21	4,085,039	4,060,953
Press Ganey Holdings, Inc. 1st Lien Term Loan 4.476%, due 10/21/23	995,000	997,488
RPI Finance Trust Term Loan B6 3.296%, due 3/27/23	4,050,880	4,063,539
Select Medical Corp. 2017 Term Loan B 4.650%, due 3/6/24	3,491,250	3,514,526
Team Health Holdings, Inc. 1st Lien Term Loan 3.976%, due 2/6/24	4,987,500	4,952,587
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.466%, due 6/7/24	500,000	500,000

		73,198,939

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Comfort Holding LLC 1st Lien Term Loan 5.885%, due 2/5/24	1,200,000	1,200,000
Serta Simmons Bedding LLC 1st Lien Term Loan 4.586%, due 11/8/23	3,529,150	3,521,358

		4,721,358

Hotels, Motels, Inns & Gaming 5.8%
Affinity Gaming LLC Initial Term Loan 4.726%, due 7/1/23	2,572,953	2,585,818
AP Gaming I LLC 2017 Term Loan B 6.586%, due 2/15/24	1,900,750	1,913,818
Caesars Entertainment Operating Co.
Exit Term Loan TBD, due 3/31/24 (e)	1,666,667	1,660,763
Extended Term Loan B5 11.000%, due 3/1/22 (f)	2,279,722	2,641,628
Extended Term Loan B6 12.000%, due 3/1/22 (f)	1,747,210	2,076,996
Term Loan B7 (Non RSA) 14.000%, due 3/1/22 (f)	1,015,168	1,260,501
Caesars Entertainment Resort Properties LLC Term Loan B 4.726%, due 10/11/20	2,400,285	2,407,786

	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
CityCenter Holdings LLC 2017 Term Loan B 3.716%, due 4/18/24	$2,900,000	$2,903,106
ESH Hospitality, Inc. 2017 Term Loan B 3.726%, due 8/30/23	992,513	995,348
Everi Payments, Inc. Term Loan B 5.754%, due 5/9/24	2,000,000	2,011,876
Hilton Worldwide Finance LLC Term Loan B2 3.216%, due 10/25/23	4,840,576	4,853,350
La Quinta Intermediate Holdings LLC Term Loan B 3.908%, due 4/14/21	3,298,172	3,309,511
♦MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.476%, due 4/25/23	8,364,125	8,370,398
Penn National Gaming, Inc. 2017 Term Loan B 3.726%, due 1/19/24	997,500	1,000,885
Pinnacle Entertainment, Inc. Term Loan B 4.230%, due 4/28/23	46,667	46,842
Scientific Games International, Inc. 2017 Term Loan B3 5.108%, due 10/1/21	6,976,445	7,041,228
Station Casinos LLC 2016 Term Loan B 3.710%, due 6/8/23	4,683,708	4,681,197
UFC Holdings LLC 1st Lien Term Loan 4.470%, due 8/18/23	3,656,415	3,664,901

		53,425,952

Insurance 3.0%
AmWINS Group, Inc. 2017 Term Loan B 4.130%, due 1/25/24	2,487,500	2,485,945
Asurion LLC
2017 Term Loan B5 4.226%, due 11/3/23	1,739,392	1,748,089
New Term Loan B4 4.476%, due 8/4/22	2,540,897	2,552,013
New 2nd Lien Term Loan 8.726%, due 3/3/21	1,000,000	1,004,167
Hub International, Ltd. Term Loan B 4.422%, due 10/2/20	5,784,151	5,800,815
MPH Acquisition Holdings LLC 2016 Term Loan B 4.296%, due 6/7/23	2,727,666	2,724,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Insurance (continued)
NFP Corp. Term Loan B 4.796%, due 1/8/24	$1,497,500	$1,502,367
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.976%, due 3/1/21	2,003,418	2,002,583
2nd Lien Term Loan 6.976%, due 2/28/22	4,400,000	4,400,000
USI, Inc. 2017 Term Loan B 4.180%, due 5/16/24	3,000,000	2,978,250

		27,198,485

Leisure, Amusement, Motion Pictures & Entertainment 2.9%
Boyd Gaming Corp. Term Loan B3 3.688%, due 9/15/23	4,470,956	4,474,949
Cedar Fair, L.P. 2017 Term Loan B 3.476%, due 4/13/24	1,641,092	1,653,810
Creative Artists Agency LLC 2017 1st Lien Term Loan B 4.659%, due 2/15/24	1,950,980	1,961,955
Fitness International LLC
Term Loan A 4.476%, due 4/1/20	945,746	944,563
Term Loan B 5.476%, due 7/1/20	1,974,647	1,999,330
LTF Merger Sub, Inc. 2017 Term Loan B 4.226%, due 6/10/22	2,102,214	2,104,842
Six Flags Theme Parks, Inc. 2015 Term Loan B 3.231%, due 6/30/22	2,000,000	2,012,500
TKC Holdings, Inc.
2017 1st Lien Term Loan 5.376%, due 2/1/23	2,618,438	2,610,255
2017 2nd Lien Term Loan 9.126%, due 2/1/24	150,000	150,000
Travel Leaders Group LLC 2017 1st Lien Term Loan 6.476%, due 1/25/24	1,496,250	1,501,861
Vivid Seats, Ltd. 2017 1st Lien Term Loan TBD, due 6/21/24 (e)	1,200,000	1,200,000
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 4.480%, due 5/6/21	2,852,888	2,860,734
2nd Lien Term Loan 8.476%, due 5/6/22	800,000	810,000

	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
WMG Acquisition Corp. Term Loan D 3.716%, due 11/1/23	$2,491,632	$2,490,074

		26,774,873

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.1%
Accudyne Industries LLC Term Loan 4.226%, due 12/13/19	321,563	318,749
Apex Tool Group LLC Term Loan B 4.500%, due 1/31/20	2,471,451	2,399,366
Columbus McKinnon Corp. Term Loan B 4.296%, due 1/31/24	1,447,775	1,458,634
CPM Holdings, Inc. Term Loan B 5.476%, due 4/11/22	1,473,543	1,488,278
Manitowoc Foodservice, Inc. 2016 Term Loan B 4.226%, due 3/3/23	1,393,162	1,402,740
Power Products LLC Term Loan 5.656%, due 12/20/22	2,670,313	2,678,657
♦Rexnord LLC 2016 Term Loan B 3.971%, due 8/21/23	7,640,834	7,640,834
Zodiac Pool Solutions LLC 2017 1st Lien Term Loan 5.296%, due 12/20/23 (e)	1,796,005	1,803,863

		19,191,121

Mining, Steel, Iron & Non-Precious Metals 1.4%
Ameriforge Group, Inc. 1st Lien Term Loan 5.000%, due 12/19/19 (e)	2,913,665	1,544,242
Arch Coal, Inc. 2017 Term Loan B 5.226%, due 3/7/24	598,500	597,752
Fairmount Santrol, Inc. New Term Loan B2 4.796%, due 9/5/19	3,230,860	3,061,240
Gates Global LLC 2017 USD Term Loan B 4.546%, due 4/1/24	1,963,207	1,964,026
McJunkin Red Man Corp. New Term Loan 5.226%, due 11/8/19 (e)	1,525,746	1,534,645
Minerals Technologies, Inc. 2017 Term Loan B 3.522%, due 2/14/24	2,582,313	2,598,453

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
Zekelman Industries, Inc. Term Loan B 4.789%, due 6/14/21	$1,777,772	$1,788,883

		13,089,241

Oil & Gas 1.8%
Ascent Resources-Marcellus LLC (e)(f)(g)
1st Lien Term Loan TBD, due 8/4/20	944,563	595,075
2nd Lien Term Loan TBD, due 8/4/21	250,000	25,000
Chesapeake Energy Corp. Term Loan 8.686%, due 8/23/21	2,166,667	2,304,792
CITGO Holding, Inc. 2015 Term Loan B 9.796%, due 5/12/18	1,204,571	1,211,884
Energy Transfer Equity, L.P. 2017 Term Loan B 3.826%, due 2/2/24	7,566,544	7,519,253
Fieldwood Energy LLC
New 1st Lien Term Loan 8.296%, due 8/31/20	305,556	285,694
1st Lien Last Out Term Loan 8.421%, due 9/30/20	412,500	323,812
HGIM Corp. Term Loan B 5.750%, due 6/18/20 (e)	782,827	340,530
Philadelphia Energy Solutions LLC Term Loan B 6.250%, due 4/4/18	1,248,907	1,152,117
Seadrill Partners Finco LLC Term Loan B 4.296%, due 2/21/21 (e)	2,011,461	1,267,220
Summit Midstream Holdings LLC Term Loan B 7.226%, due 5/13/22	1,750,000	1,767,500

		16,792,877

Personal & Nondurable Consumer Products (Manufacturing Only) 1.8%
American Builders & Contractors Supply Co., Inc. 2017 Term Loan B 3.726%, due 10/31/23	2,147,119	2,150,997
Hillman Group, Inc. Term Loan B 4.796%, due 6/30/21	2,445,793	2,457,002
KIK Custom Products, Inc. 2015 Term Loan B 5.793%, due 8/26/22	1,000,000	1,004,250

	Principal Amount	Value

Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Prestige Brands, Inc. Term Loan B4 3.976%, due 1/26/24	$933,427	$936,760
Revlon Consumer Products Corp. 2016 Term Loan B 4.726%, due 9/7/23	2,563,958	2,383,412
Spectrum Brands, Inc. 2017 Term Loan B 3.174%, due 6/23/22	1,899,502	1,904,250
SRAM LLC 2017 Term Loan 4.609%, due 3/15/24	4,055,301	4,060,370
Varsity Brands, Inc. 1st Lien Term Loan 4.552%, due 12/11/21	1,950,000	1,957,718

		16,854,759

Personal, Food & Miscellaneous Services 1.0%
Aramark Services, Inc. 2017 USD Term Loan B 3.226%, due 3/28/24	4,987,500	5,012,437
Weight Watchers International, Inc. Term Loan B2 4.377%, due 4/2/20	1,284,460	1,237,898
Yum! Brands, Inc. 1st Lien Term Loan B 3.209%, due 6/16/23	2,977,538	2,987,462

		9,237,797

Printing & Publishing 0.8%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.339%, due 6/7/23	1,759,849	1,660,857
Checkout Holding Corp. 1st Lien Term Loan 4.726%, due 4/9/21	1,337,932	1,110,275
Getty Images, Inc. Term Loan B 4.796%, due 10/18/19	2,144,451	1,972,895
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.226%, due 5/4/22	2,227,500	2,191,860

		6,935,887

Retail Store 5.7%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.476%, due 9/1/21	1,562,110	1,562,389
Bass Pro Group LLC
2015 Term Loan 4.367%, due 6/5/20	997,449	994,539
Term Loan B 6.296%, due 12/16/23	3,000,000	2,911,608

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store (continued)
Belk, Inc. Term Loan 5.905%, due 12/12/22	$1,454,698	$1,237,220
BJ’s Wholesale Club, Inc.
2017 1st Lien Term Loan 4.968%, due 2/3/24	2,600,000	2,518,750
2017 2nd Lien Term Loan 8.710%, due 2/3/25	1,437,500	1,397,969
CNT Holdings III Corp. 2017 Term Loan 4.510%, due 1/22/23	2,473,803	2,469,679
Harbor Freight Tools USA, Inc. 2016 Term Loan B 4.476%, due 8/18/23	2,490,139	2,488,065
Leslie’s Poolmart, Inc. 2016 Term Loan 4.871%, due 8/16/23	3,970,000	3,978,270
♦Michaels Stores, Inc. 2016 Term Loan B1 3.938%, due 1/30/23	8,101,896	8,078,749
Nature’s Bounty Co. 2017 USD Term Loan B 4.796%, due 5/5/23	2,640,067	2,641,387
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 4.339%, due 10/25/20	1,862,496	1,394,544
♦Party City Holdings, Inc. 2016 Term Loan 4.188%, due 8/19/22	8,837,128	8,833,973
Petco Animal Supplies, Inc. 2017 Term Loan B 4.172%, due 1/26/23	2,633,333	2,366,708
PetSmart, Inc. Term Loan B2 4.220%, due 3/11/22	5,788,434	5,361,537
Pilot Travel Centers LLC 2017 Term Loan B 3.226%, due 5/25/23	2,318,184	2,329,775
Sally Holdings LLC Term Loan B2 TBD, due 6/22/24	1,666,667	1,666,667

		52,231,829

Telecommunications 3.0%
Aerial Merger Sub, Inc. (e)
Term Loan B1 TBD, due 8/28/19	1,000,000	1,006,563
Term Loan B2 TBD, due 2/28/24	1,666,667	1,675,522

	Principal Amount	Value

Telecommunications (continued)
Avaya, Inc.
Extended Term Loan B3 5.670%, due 10/26/17 (f)	$750,000	$595,625
Term Loan B6 6.667%, due 3/30/18 (f)	1,105,954	878,312
DIP Term Loan 8.675%, due 1/24/18	782,800	805,306
CenturyLink, Inc. 2017 Term Loan B 1.375%, due 1/31/25	3,000,000	2,965,713
Colorado Buyer, Inc. 2nd Lien Term Loan 8.420%, due 5/1/25	800,000	810,000
Frontier Communications Corp. 2017 Term Loan B1 4.910%, due 6/15/24	1,500,000	1,476,063
LTS Buyer LLC 1st Lien Term Loan 4.546%, due 4/13/20	3,872,248	3,883,543
Onvoy LLC 2017 1st Lien Term Loan B 5.796%, due 2/10/24	2,493,750	2,495,827
Rackspace Hosting, Inc. 2017 1st Lien Term Loan 4.280%, due 11/3/23	517,187	516,670
Radiate Holdco LLC 1st Lien Term Loan 4.226%, due 2/1/24	1,396,500	1,376,716
SBA Senior Finance II LLC Term Loan B1 3.480%, due 3/24/21	3,855,128	3,861,875
Sprint Communications, Inc. 1st Lien Term Loan B 3.750%, due 2/2/24	1,995,000	1,993,931
Syniverse Holdings, Inc. Term Loan 4.172%, due 4/23/19	3,543,180	3,299,586
Zayo Group LLC 2017 Term Loan B2 3.716%, due 1/19/24	285,985	286,521

		27,927,773

Utilities 4.0%
Astoria Energy LLC Term Loan B 5.230%, due 12/24/21	2,434,280	2,435,801
Calpine Corp. Term Loan B5 4.046%, due 1/15/24	4,736,667	4,726,601
Dayton Power & Light Co. Term Loan B 4.480%, due 8/24/22	497,500	505,273

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
Dynegy, Inc. 2017 Term Loan C 4.476%, due 2/7/24	$2,115,886	$2,110,080
EIF Channelview Cogeneration LLC Term Loan B 4.476%, due 5/8/20	2,290,424	2,118,642
♦Energy Future Intermediate Holding Co. LLC 2017 DIP Term Loan TBD, due 6/23/18 (e)	9,125,000	9,151,618
Entergy Rhode Island State Energy, L.P. Term Loan B 5.980%, due 12/17/22	985,000	975,150
Granite Acquisition, Inc.
Term Loan B 5.296%, due 12/19/21	1,907,992	1,913,444
Term Loan C 5.296%, due 12/19/21	47,404	47,540
2nd Lien Term Loan B 8.546%, due 12/19/22	742,177	734,755
Helix Gen Funding LLC Term Loan B 4.960%, due 6/2/24	3,824,179	3,846,715
NRG Energy, Inc. 2016 Term Loan B 3.546%, due 6/30/23	1,975,025	1,970,088
Southeast PowerGen LLC Term Loan B 4.800%, due 12/2/21	863,824	832,510
TEX Operations Co. LLC
Exit Term Loan C 3.795%, due 8/4/23	742,857	734,871
Exit Term Loan B 3.976%, due 8/4/23	3,240,857	3,206,018
Texas Competitive Electric Holdings Co. LLC (h)
Extended Term Loan TBD, due 10/10/17	1,750,000	621,075
Non-Extended Term Loan TBD, due 10/10/17	1,750,000	619,675
Vistra Operations Co. LLC 2016 Term Loan B2 4.467%, due 12/14/23	652,969	652,969

		37,202,825

Total Floating Rate Loans (Cost $806,818,682)		803,157,395

	Principal Amount	Value

Foreign Floating Rate Loans 10.6% (d)
Aerospace & Defense 0.2%
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L. Term Loan B2 3.962%, due 3/20/22	$1,500,000	$1,511,759

Beverage, Food & Tobacco 0.4%
Jacobs Douwe Egberts International B.V. USD Term Loan B5 3.438%, due 7/2/22	3,413,046	3,430,111

Broadcasting & Entertainment 0.8%
DHX Media Ltd. Term Loan B TBD, due 12/22/23	1,250,000	1,253,125
Numericable Group S.A. USD Term Loan B11 3.944%, due 7/31/25	5,000,000	4,954,465
Unitymedia Hessen GmbH & Co. KG Term Loan B TBD, due 9/30/25 (e)	1,500,000	1,495,001

		7,702,591

Chemicals, Plastics & Rubber 0.5%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 4.406%, due 9/13/23	1,303,226	1,303,226
Alpha 3 B.V. 2017 Term Loan B1 4.296%, due 1/31/24	2,000,000	2,004,000
ASP Chromaflo Dutch I B.V. Term Loan B2 5.226%, due 11/18/23	281,226	282,106
Flint Group GmbH USD Term Loan C 4.153%, due 9/7/21	406,416	402,352
Tronox Pigments (Netherlands) B.V. 2013 Term Loan TBD, due 3/19/20	1,000,000	1,006,000

		4,997,684

Diversified/Conglomerate Manufacturing 0.5%
Garda World Security Corp. 2017 Term Loan 5.226%, due 5/24/24	2,212,926	2,221,225
Lumileds Holding B.V. Term Loan B TBD, due 2/27/24	2,000,000	2,027,500

		4,248,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Electronics 0.7%
Avast Software B.V. 2017 USD Term Loan B 4.546%, due 9/30/23	$3,100,417	$3,123,025
Camelot UK Holdco, Ltd. 2017 Term Loan B 4.726%, due 10/3/23	1,488,769	1,496,213
Oberthur Technologies S.A. 2016 USD Term Loan B1 3.750%, due 1/10/24	1,809,750	1,814,274

		6,433,512

Healthcare, Education & Childcare 1.9%
Endo Luxembourg Finance Co. I S.A.R.L 2017 Term Loan B 5.500%, due 4/29/24	4,886,364	4,919,195
Mallinckrodt International Finance S.A. USD Term Loan B 4.046%, due 9/24/24	2,287,535	2,279,815
Patheon Holdings I B.V. 2017 USD Term Loan 4.504%, due 4/20/24	1,667,143	1,668,881
♦Valeant Pharmaceuticals International, Inc. Term Loan B F1 5.830%, due 4/1/22	8,560,229	8,672,462

		17,540,353

Hotels, Motels, Inns & Gaming 0.8%
Amaya Holdings B.V.
Repriced Term Loan B 4.796%, due 8/1/21	4,626,768	4,631,908
USD 2nd Lien Term Loan 8.296%, due 8/1/22	243,750	244,283
Belmond Interfin, Ltd. USD 2017 Term Loan B TBD, due 6/21/24	1,600,000	1,598,000
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.726%, due 11/30/23	497,500	499,677
Gateway Casinos & Entertainment, Ltd. Term Loan B1 5.046%, due 2/22/23	500,000	503,750

		7,477,618

Leisure, Amusement, Motion Pictures & Entertainment 1.7%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.230%, due 6/30/23	2,730,129	2,741,830
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.504%, due 2/1/24	5,766,667	5,768,472
USD 2nd Lien Term Loan 8.004%, due 7/29/22	360,000	362,160

	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan 4.226%, due 12/8/23	$2,570,313	$2,579,309
Travelport Finance (Luxembourg) S.A.R.L. 2017 Term Loan B 4.432%, due 9/2/21	4,299,797	4,308,241

		15,760,012

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.476%, due 6/30/21	3,671,637	3,688,159

Oil & Gas 0.2%
Drillships Financing Holding, Inc. Term Loan B1 TBD, due 3/31/21 (e)(g)	1,440,005	926,403
MEG Energy Corp. 2017 Term Loan B 4.696%, due 12/31/23	748,125	726,616
Pacific Drilling S.A. Term Loan B 4.750%, due 6/3/18 (e)	1,493,333	619,733

		2,272,752

Personal & Nondurable Consumer Products (Manufacturing Only) 0.2%
Array Canada, Inc. Term Loan B 6.296%, due 2/10/23	1,490,625	1,481,309

Personal, Food & Miscellaneous Services 0.7%
B.C. Unlimited Liability Co. Term Loan B3 3.504%, due 2/16/24	5,990,911	5,980,924

Printing & Publishing 0.6%
Springer Science & Business Media Deutschland GmbH USD Term Loan B9 4.796%, due 8/14/20	4,014,181	4,017,946
Trader Corp. 2017 Term Loan B 4.545%, due 9/28/23	1,396,500	1,389,517

		5,407,463

Telecommunications 1.0%
Digicel International Finance, Ltd. 2017 Term Loan B 4.940%, due 5/28/24	525,000	528,062
Intelsat Jackson Holdings S.A. Term Loan B2 4.000%, due 6/30/19	4,139,180	4,101,236

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Telecommunications (continued)
Telesat Canada Term Loan B4 4.300%, due 11/17/23	$4,962,563	$4,985,306

		9,614,604

Total Foreign Floating Rate Loans (Cost $98,409,778)		97,547,576

Total Long-Term Bonds (Cost $928,180,632)		924,313,389

	Shares
Affiliated Investment Companies 0.9%
Fixed Income Funds 0.9%
♦MainStay High Yield Corporate Bond Fund Class I	1,354,128	7,799,778

Total Affiliated Investment Companies (Cost $7,870,835)		7,799,778

Common Stocks 0.1%
Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc. (e)	7,670	11,505

Oil & Gas 0.1%
Samson Resources Corp. (e)(h)(i)	56,463	1,054,729
Templar Energy Corp. Class B (e)(h)(i)	36,393	1,772
Templar Energy LLC Class A (e)(h)(i)	36,029	175,462

		1,231,963

Total Common Stocks (Cost $1,284,464)		1,243,468

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (b)(e)(h)(i)	46,306	187,444

Total Preferred Stocks (Cost $227,580)		187,444

	Principal Amount	Value

Short-Term Investments 3.1%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $1,998,352 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 5/15/25, with a Principal Amount of $2,045,000 and a Market Value of $2,043,252)	$1,998,332	$1,998,332

Total Repurchase Agreement (Cost $1,998,332)		1,998,332

U.S. Government & Federal Agencies 2.9%
United States Treasury Bills (j)
0.710%, due 7/6/17	25,034,000	25,031,439
0.862%, due 7/20/17	1,690,000	1,689,242

Total U.S. Government & Federal Agencies (Cost $26,720,681)		26,720,681

Total Short-Term Investments (Cost $28,719,013)		28,719,013

Total Investments (Cost $966,282,524) (k)	104.4%	962,263,092
Other Assets, Less Liabilities	(4.4)	(40,346,978)
Net Assets	100.0%	$921,916,114

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2017.

(e)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $39,093,828, which represented 4.2% of the Portfolio’s net assets.

(f)	Issue in default.

(g)	Issue in non-accrual status.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of these securities was $2,660,157, which represented 0.3% of the Portfolio’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.
(k)	As of June 30, 2017, cost was $966,317,094 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$6,871,667
Gross unrealized depreciation	(10,925,669)

Net unrealized depreciation	$(4,054,002)

The following abbreviation is used in the preceding pages:

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$23,608,418	$—	$23,608,418
Floating Rate Loans (b)	—	748,175,639	54,981,756	803,157,395
Foreign Floating Rate Loans (c)	—	90,189,434	7,358,142	97,547,576

Total Long-Term Bonds	—	861,973,491	62,339,898	924,313,389

Affiliated Investment Companies
Fixed Income Funds	7,799,778	—	—	7,799,778
Common Stocks (d)	11,505	—	1,231,963	1,243,468
Preferred Stocks (e)	—	—	187,444	187,444
Short-Term Investments
Repurchase Agreement	—	1,998,332	—	1,998,332
U.S. Government & Federal Agencies	—	26,720,681	—	26,720,681

Total Short-Term Investments	—	28,719,013	—	28,719,013

Total Investments in Securities	$7,811,283	$890,692,504	$63,759,305	$962,263,092

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $54,981,756 are held in within the Floating Rate Loans section of the Portfolio of Investments. $53,741,006 of these Level 3 securities which were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $7,358,142 are held in within the Foreign Floating Rate Loans section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(d)	The Level 3 securities valued at $1,231,963 are held in Oil & Gas within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $187,444 is held within the Preferred Stock section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2017, securities with a market value of $12,268,791 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2016, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of June 30, 2017, securities with a market value of $19,926,040 transferred from Level 3 to Level 1. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2017 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$2,398,676	$1,678	$15,940	$(47,245)	$2,450,014	$(2,369,063)	$—	$—	$2,450,000	$(934)
Beverage, Food & Tobacco	2,355,674	692	135	(58,983)	1,824,804	(2,228,130)	948,333	(80,439)	2,762,086	(6,859)
Broadcasting & Entertainment	1,167,248	(71)	(6,008)	(4,046)	—	(1,157,123)	—	—	—	—
Buildings & Real Estate	6,048,580	(138)	30	(98,680)	2,464,056	(5,957,631)	—	—	2,456,217	(1,723)
Chemicals, Plastics & Rubber	4,135,740	712	1,427	1,843	2,146,891	(275,315)	1,470,862	(2,749,845)	4,732,315	1,843
Commercial Services	—	—	—	9,000	895,500	—	—	—	904,500	9,000
Containers, Packaging & Glass	5,525,922	1,866	1,057	(15,682)	3,472,538	(429,014)	4,292,015	(3,732,750)	9,115,952	(15,682)
Diversified/Conglomerate Manufacturing	3,389,918	(766)	(8,150)	(21,151)	—	(2,186,538)	—	(1,173,313)	—	—
Diversified/Conglomerate Service	6,746,642	20,291	33,846	(925)	3,326,939	(4,363,585)	1,443,306	(2,009,963)	5,196,551	48,321
Ecological	3,028,839	259	18	(16,971)	—	(3,012,145)	—	—	—	—
Electronics	6,761,686	558	1,563	5,217	1,895,325	(2,412,453)	—	(4,854,000)	1,397,896	2,567
Finance	1,410,177	1,718	59	2,943	1,990,000	(7,080)	—	—	3,397,817	2,943
Healthcare, Education & Childcare	2,337,585	557	—	(9,215)	—	—	—	—	2,328,927	(9,215)
Home and Office Furnishings, Housewares & Durable Consumer Products	—	636	—	11,348	1,188,016	—	—	—	1,200,000	11,348
Hotels, Motels, Inns & Gaming	—	—	—	329,786	1,747,210	—	—	—	2,076,996	329,786
Leisure, Amusement, Motion Pictures & Entertainment	1,215,000	576	14,588	836	2,382,000	(1,603,000)	—	—	2,010,000	836
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	—	(156)	247	1,964	1,508,804	(52,225)	—	—	1,458,634	1,964
Mining, Steel, Iron & Non-Precious Metals	1,804,572	434	(30)	28,686	—	(7,509)	1,522,662	(1,804,573)	1,544,242	28,686
Oil & Gas	917,278	3,868	(1,862,580)	2,002,637	1,759,413	(767,422)	—	—	2,053,194	(351)
Personal & Nondurable Consumer Products	3,041,455	823	299	32,414	4,106,918	(3,121,539)	—	—	4,060,370	15,942
Printing & Publishing	1,188,378	—	—	—	—	—	—	(1,188,378)	—	—
Retail Store	—	—	—	8,334	1,658,333	—	—	—	1,666,667	8,334
Telecommunications	—	156	—	17,828	792,016	—	—	—	810,000	17,828
Utilities	5,082,765	5,548	(6,570)	(4,764)	1,215,038	(3,418,134)	1,475,509	(990,000)	3,359,392	(6,019)
Foreign Floating Rate Loans
Broadcasting & Entertainment	—	—	—	9,375	1,243,750	—	—	—	1,253,125	9,375
Chemicals, Plastics & Rubber	411,570	—	—	(8,928)	201,609	(5,560)	1,116,104	(411,570)	1,303,225	(8,928)
Electronics	697,486	94	(16)	799	1,117,642	(1,731)	—	—	1,814,274	799
Hotels, Motels, Inns & Gaming	—	—	—	10,000	1,588,000	—	—	—	1,598,000	10,000
Media	1,414,000	109	18	(17,118)	—	(1,397,009)	—	—	—	—
Oil & Gas	931,209	—	—	—	—	—	—	(931,209)	—	—
Printing & Publishing	—	120	7	(4,118)	1,397,009	(3,500)	—	—	1,389,518	(4,118)
Telecommunications	1,130,407	157	5	(10,157)	—	(1,120,412)	—	—	—	—
Common Stock
Oil & Gas	265,921	—	—	41,870	924,172	—	—	—	1,231,963	41,870
Preferred Stock
Oil & Gas	284,475	—	—	(97,031)	—	—	—	—	187,444	(97,031)

Total	$63,691,203	$39,721	$(1,814,115)	$2,099,866	$43,295,997	$(35,896,118)	$12,268,791	$(19,926,040)	$63,759,305	$390,582

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $958,411,689)	$954,463,314
Investment in affiliated investment company, at value (identified cost $7,870,835)	7,799,778
Unrealized appreciation on unfunded commitments (See Note 5)	4,688
Receivables:
Investment securities sold	8,646,686
Dividends and interest	3,578,487
Fund shares sold	496,684
Other assets	12,370

Total assets	975,002,007

Liabilities
Payables:
Investment securities purchased	51,809,382
Fund shares redeemed	555,955
Manager (See Note 3)	453,486
NYLIFE Distributors (See Note 3)	120,959
Shareholder communication	79,083
Professional fees	41,752
Custodian	19,751
Trustees	1,489
Accrued expenses	4,036

Total liabilities	53,085,893

Net assets	$921,916,114

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$101,340
Additional paid-in capital	943,293,705

943,395,045
Undistributed net investment income	270,066
Accumulated net realized gain (loss) on investments and unfunded commitments	(17,734,253)
Net unrealized appreciation (depreciation) on investments	(4,019,432)
Net unrealized appreciation (depreciation) on unfunded commitments	4,688

Net assets	$921,916,114

Initial Class
Net assets applicable to outstanding shares	$335,043,513

Shares of beneficial interest outstanding	36,847,561

Net asset value per share outstanding	$9.09

Service Class
Net assets applicable to outstanding shares	$586,872,601

Shares of beneficial interest outstanding	64,492,037

Net asset value per share outstanding	$9.10

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,283,419
Dividend distributions from an affiliated investment company	251,055

Total income	20,534,474

Expenses
Manager (See Note 3)	2,687,096
Distribution/Service—Service Class (See Note 3)	731,852
Shareholder communication	66,336
Professional fees	60,747
Custodian	11,097
Trustees	10,783
Miscellaneous	32,358

Total expenses	3,600,269

Net investment income (loss)	16,934,205

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,032,672)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and unfunded commitments	(1,183,632)

Net realized and unrealized gain (loss) on investments and unfunded commitments and unfunded commitments	(2,216,304)

Net increase (decrease) in net assets resulting from operations	$14,717,901

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)	$16,934,205	$29,905,000
Net realized gain (loss) on investments	(1,032,672)	(6,493,304)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and unfunded commitments	(1,183,632)	39,413,756

Net increase (decrease) in net assets resulting from operations	14,717,901	62,825,452

Dividends to shareholders:
From net investment income:
Initial Class	(6,129,882)	(9,137,208)
Service Class	(10,837,660)	(20,787,470)

Total dividends to shareholders	(16,967,542)	(29,924,678)

Capital share transactions:
Net proceeds from sale of shares	103,197,953	175,695,490
Net asset value of shares issued to shareholders in reinvestment of dividends	16,967,542	29,924,678
Cost of shares redeemed	(65,713,286)	(160,168,392)

Increase (decrease) in net assets derived from capital share transactions	54,452,209	45,451,776

Net increase (decrease) in net assets	52,202,568	78,352,550

Net Assets

Beginning of period	869,713,546	791,360,996

End of period	$921,916,114	$869,713,546

Undistributed net investment income at end of period	$270,066	$303,403

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,
Initial Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.11	$8.74		$9.05	$9.33	$9.32	$9.07

Net investment income (loss) (a)	0.18	0.35		0.35	0.36	0.39	0.39
Net realized and unrealized gain (loss) on investments	(0.02)	0.37		(0.31)	(0.28)	0.01	0.25

Total from investment operations	0.16	0.72		0.04	0.08	0.40	0.64

Less dividends:
From net investment income	(0.18)	(0.35)		(0.35)	(0.36)	(0.39)	(0.39)

Net asset value at end of period	$9.09	$9.11		$8.74	$9.05	$9.33	$9.32

Total investment return (b)	1.74%	8.45%		0.39%	0.86%	4.46%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%††	3.94	%(c)	3.88%	3.89%	4.22%	4.25%
Net expenses	0.64%††	0.64	%(d)	0.64%	0.64%	0.64%	0.65%
Portfolio turnover rate	24%	36%		35%	48%	49%	47%
Net assets at end of period (in 000’s)	$335,044	$287,373		$226,083	$205,057	$281,957	$282,716

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Six months ended June 30,	Year ended December 31,
Service Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.12	$8.75		$9.06	$9.34	$9.33	$9.08

Net investment income (loss) (a)	0.17	0.33		0.33	0.34	0.37	0.37
Net realized and unrealized gain (loss) on investments	(0.02)	0.37		(0.31)	(0.28)	0.01	0.25

Total from investment operations	0.15	0.70		0.02	0.06	0.38	0.62

Less dividends:
From net investment income	(0.17)	(0.33)		(0.33)	(0.34)	(0.37)	(0.37)

Net asset value at end of period	$9.10	$9.12		$8.75	$9.06	$9.34	$9.33

Total investment return (b)	1.62%	8.18%		0.14%	0.61%	4.20%	6.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.69%††	3.68	%(c)	3.63%	3.65%	3.96%	4.00%
Net expenses	0.89%††	0.89	%(d)	0.89%	0.89%	0.89%	0.90%
Portfolio turnover rate	24%	36%		35%	48%	49%	47%
Net assets at end of period (in 000’s)	$586,873	$582,341		$565,278	$581,456	$566,841	$458,609

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP Floating Rate Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	•Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
•Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

31

Notes to Financial Statements (Unaudited) (continued)

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

32	MainStay VP Floating Rate Portfolio

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.   The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2017, the Portfolio held unfunded commitments (see Note 5).

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio’s principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency

33

Notes to Financial Statements (Unaudited) (continued)

exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of Portfolio.

Pursuant to the terms of a Subadvisory Agreement (Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.60%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,687,096.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2017, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Companies were as follows:

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership

MainStay High Yield Corporate Bond Fund Class I	$7,773	$—	$—	$27	$—	$7,800	0.1%

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$29,924,678	$—

Note 5–Commitments and Contingencies

As of June 30, 2017, the Portfolio had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation
CH Hold Corp. Delayed Draw Term Loan B 3.00%, due 2/1/24	$180,000	$450
Equian LLC Delayed Draw Term Loan TBD, due 5/20/24	$616,471	$4,238
Total		$4,688

Commitments are available until maturity date.

34	MainStay VP Floating Rate Portfolio

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $289,998 and $211,932, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	5,487,309	$50,129,397
Shares issued to shareholders in reinvestment of dividends and distributions	672,044	6,129,882
Shares redeemed	(843,561)	(7,699,301)

Net increase (decrease)	5,315,792	$48,559,978

Year ended December 31, 2016:
Shares sold	10,616,181	$95,242,947
Shares issued to shareholders in reinvestment of dividends and distributions	1,021,510	9,137,208
Shares redeemed	(5,976,244)	(52,481,853)

Net increase (decrease)	5,661,447	$51,898,302

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	5,811,133	$53,068,556
Shares issued to shareholders in reinvestment of dividends and distributions	1,187,184	10,837,660
Shares redeemed	(6,352,630)	(58,013,985)

Net increase (decrease)	645,687	$5,892,231

Year ended December 31, 2016:
Shares sold	8,986,272	$80,452,543
Shares issued to shareholders in reinvestment of dividends and distributions	2,324,999	20,787,470
Shares redeemed	(12,097,628)	(107,686,539)

Net increase (decrease)	(786,357)	$(6,446,526)

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay VP Floating Rate Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744152	MSVPFR10-08/17 (NYLIAC) NI518

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio(s) during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	4.96%	8.63%	6.41%	5.45%	0.93%
Service Class Shares	2/13/2006	4.83	8.35	6.14	5.18	1.18

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	9.34%	17.90%	14.63%	7.18%
MSCI EAFE® Index[4]	13.81	20.27	8.69	1.03
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.27	–0.31	2.21	4.48
Conservative Allocation Composite Index[6]	5.49	6.91	6.60	5.43
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[7]	4.67	6.13	5.03	4.25

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,049.60	$0.15	$1,024.60	$0.15	0.03%

Service Class Shares	$1,000.00	$1,048.30	$1.42	$1,023.40	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Conservative Allocation Portfolio returned 4.96% for Initial Class shares and 4.83% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and the 13.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2017, both share classes outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 5.49% return of the Conservative Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 4.67% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Conservative Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

Asset class policy in the aggregate had relatively little impact on the Portfolio’s active return during the reporting period. Because we anticipated strong domestic growth spurred in part by policy stimulus, the Portfolio was skewed in favor of Underlying Equity Portfolios/Funds that invested in the United States rather than in international markets. This positioning proved to be a drag on performance, as policy developments progressed more slowly than expected at home while growth overseas was stronger than expected. For similar reasons, a tilt toward small-cap stocks detracted from relative performance. Offsetting these factors was a bias toward emerging-market equities and an allocation to an Underlying Portfolio/Fund that invested in convertible bonds, which lifted returns in the fixed-income portion of the Portfolio.

More influential than asset allocation decisions were the Underlying Portfolios/Funds the Portfolio selected to gain exposure to those asset classes. A few Underlying Portfolio/Fund investments proved problematic, the most material of which was a position in MainStay VP Absolute Return Multi-Strategy Portfolio that lost value while other Underlying Fixed-Income Portfolios/Funds from which this position was funded performed well. Returns were also reduced by investments in Underlying Portfolios/Funds that invested in commodity-related equities, such as MainStay Cushing MLP Premier Fund, MainStay VP Cushing Renaissance Advantage Portfolio and IndexIQ Global Resources ETF. Capital investment in supply capacity has been greatly curtailed over the past few years, even as global demand has continued to grow. We anticipated that this dynamic could lead to higher commodity prices and rising profits for commodity producers, but these results were not seen during the reporting period. In addition, the Portfolio’s use of a currency hedged fund to gain exposure to international equities also weighed on results, as foreign currencies generally strengthened in relation to the U.S. dollar. Together, these Underlying Portfolio/Fund selection decisions cost the Portfolio close to 0.5% in return.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

Risk exposure did not stray particularly far from that of the Conservative Allocation Composite Index during the reporting

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Conservative Allocation Portfolio

period. Balancing our concerns over rich valuations and potentially destabilizing geopolitical risks with our assessment of an otherwise very healthy economy and the potential for policy stimulus to drive growth higher, the Portfolio came into the year roughly neutral in terms of its stock/bond blend, but with a bias toward U.S. companies over those based in other developed nations and with a moderate preference for small-cap companies. With the market leveling off through the winter, the Trump policy agenda stalling and events in Europe looking potentially ominous, we pulled back equity sensitivity slightly heading into the spring months. Following a strong earnings season, surprisingly robust growth abroad and a resounding defeat of Marine LePen and her National Front party in France, we retraced those steps and maintained a modest “risk-on” posture at the end of the reporting period.

There were also some policy adjustments within asset classes. Having tactically pulled back on small-cap stocks in the wake of a sharp rally late in 2016, we reversed course and reestablished a preference for small-cap companies after a period of underperformance in the first part of 2017.

This positioning reflected our belief that small-cap companies were likely to be among the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change was in the Portfolio’s exposure to high-yield bonds. As credit spreads5 compressed significantly throughout 2016, we elected to reduce the Portfolio’s exposure to Underlying Portfolios/Funds that invested in high-yield bonds. We finished the reporting period with high-yield exposure approximately neutral to that of the Conservative Allocation Composite Index.

Our perception of opportunities in Europe—and internationally in general—evolved during the reporting period. For some time, we have been encouraged by available economic data and have perceived relative equity valuations to be attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in international stocks. With polls suggesting a high likelihood that a centrist would win in France’s presidential election, we determined that we were more pessimistic than was justified, and we increased the Portfolio’s exposure at the margins. The Portfolio continued to add exposure to Underlying Portfolios/Funds that invest in international stocks, as we believed that U.S. economic expansion appeared quite mature while economies in other parts of the world appeared to be earlier in their respective cycles with more room for growth.

How did the Portfolio’s allocations change over the course of the reporting period?

A position in an Underlying Portfolio/Fund that invests in convertible bonds, first established late in 2016, was enlarged materially early in 2017. In our opinion, economic conditions were favorable for corporate profit growth and corresponding stock price gains, but investor sentiment appeared fragile and prone to being swayed by fast-changing political developments. Exposure to convertible bonds would allow the Portfolio to participate in the equity rally that we anticipated while providing a measure of protection on the downside should our expectations fail to be met.

We decided to increase the Portfolio’s exposure to international equities with an emphasis on European and emerging-market companies. This positioning reflected our belief that the discount on the valuation of these stocks was excessive and that these stocks offered more compelling growth opportunities than those in the United States.

We reduced the Portfolio’s exposure to high-yield bonds in response to narrowing credit spreads. A position in MainStay High Yield Opportunities Fund was eliminated, and we reduced the Portfolio’s allocation to MainStay VP High Yield Corporate Bond Portfolio. We also shifted some assets into IQ S&P High Yield Low Volatility Bond ETF, which seeks to avoid some of the most vulnerable credits within the high-yield universe, offering a more conservative way to access high-yield bonds.

The Portfolio also closed its position in MainStay High Yield Municipal Bond Fund. Municipal bonds became less expensive than taxable bonds following the U.S. election on fear that tax reform might limit or eliminate the tax advantages of municipal bonds. We saw the risk of a material change as relatively remote and bought shares of MainStay High Yield Municipal Bond Fund for the Portfolio in early December 2016. Over the winter months, prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds, and we unwound the trade at a profit.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio last summer, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Portfolio.

The Portfolio established a position in the newly launched MainStay VP Indexed Bond Portfolio. To fund the purchase, the

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

Portfolio reduced its exposure to MainStay VP Bond Portfolio and MainStay Total Return Bond Fund.

The Portfolio increased its exposure to MainStay VP Cushing Renaissance Advantage Portfolio. We have witnessed domestic unconventional energy production rebound despite efforts on the part of the Organization of Petroleum Exporting Countries (OPEC) to drive shale drillers out of the market. In our opinion, the United States is poised to become the world’s dominant producer in the years ahead, benefiting not just energy companies but also domestic energy consumers.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP International Equity Portfolio. The most substantial losses came from MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Large Cap Growth Portfolio and MainStay VP Emerging Markets Equity Portfolio. (Contributions take weightings and total returns into account.) The largest detractors from the Portfolio’s performance included MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Economic growth has been steady but modest, with labor markets showing little remaining slack. For these reasons, we were especially surprised that the Federal Reserve repeatedly increased the federal funds target range during the reporting period, which raised the short end of the yield curve.6 Somewhat more surprising was how subdued inflation remained. Old rules of thumb connecting falling unemployment rates with more rapid rates of wage gains and higher inflation appeared inapplicable during the reporting period. The combination of lower-than-expected inflation and ongoing quantitative easing by some central banks outside the United States—most notably the European Central Bank—contributed to falling bond yields during the reporting period.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Riskier fixed-income securities that are sensitive to economic developments, such as speculative-grade debt and convertible bonds, fared well during the reporting period. Higher-quality bonds with longer maturities also pushed higher as yields fell. Cash climbed above zero, but provided very low yields.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, MainStay VP Bond Portfolio made the largest positive contribution to performance, followed by MainStay VP High Yield Corporate Bond Portfolio. Although not technically an Underlying Fixed-Income Portfolio, MainStay VP Absolute Return Multi-Strategy Portfolio is similar to a bond fund in light of its volatility characteristics and return objective. It was the only Underlying Portfolio/Fund in the Portfolio that provided a negative total return. Cash was positive, but its contribution was minimal. The next-smallest contribution came from MainStay VP PIMCO Real Return Portfolio.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.1%†
Equity Funds 48.5%
IQ 50 Percent Hedged FTSE Europe ETF (a)	600,624	$11,513,962
IQ 50 Percent Hedged FTSE International ETF (a)	1,257,540	25,326,856
IQ Chaikin U.S. Small Cap ETF	13,595	346,537
IQ Global Resources ETF	237,956	6,063,119
MainStay Cushing MLP Premier Fund Class I	432,775	5,777,543
MainStay Emerging Markets Equity Fund Class I	251,951	2,438,884
MainStay Epoch Capital Growth Fund Class I (a)	641,074	7,545,439
MainStay Epoch Global Choice Fund Class I (a)	996,219	20,283,025
MainStay Epoch International Choice Fund Class I	119,651	4,087,275
MainStay Epoch U.S. All Cap Fund Class I	778,135	22,534,803
MainStay Epoch U.S. Equity Yield Fund Class I	214,189	3,364,917
MainStay International Opportunities Fund Class I	731,051	6,542,902
MainStay MAP Equity Fund Class I	581,652	24,551,512
MainStay U.S. Equity Opportunities Fund Class I	2,288,345	22,563,082
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)(b)	7,431,079	65,895,223
MainStay VP Cornerstone Growth Portfolio Initial Class (b)	306,296	8,229,792
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	1,794,064	15,806,671
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	924,952	12,365,358
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,838,141	42,766,561
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	610,263	9,160,197
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	1,282,303	17,312,455
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	1,003,277	22,216,038
MainStay VP Mid Cap Core Portfolio Initial Class	1,454,399	20,731,866
MainStay VP S&P 500 Index Portfolio Initial Class	105,343	5,065,869
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,204,734	14,583,222
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	1,758,647	24,104,710

		421,177,818

	Shares	Value
Fixed Income Funds 50.6%
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,054,320	$41,209,659
IQ S&P High Yield Low Volatility Bond ETF (a)	278,384	7,073,459
MainStay Short Duration High Yield Fund Class I	2,205,892	21,926,562
MainStay Total Return Bond Fund Class I	336,117	3,562,840
MainStay VP Bond Portfolio Initial Class (a)	8,392,455	122,562,168
MainStay VP Convertible Portfolio Initial Class (a)	1,372,253	17,788,407
MainStay VP Floating Rate Portfolio Initial Class (a)	7,496,404	68,162,560
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	3,182,424	32,944,635
MainStay VP Indexed Bond Portfolio Initial Class (a)	9,305,655	93,485,820
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	833,117	7,087,194
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,280,855	22,867,447

		438,670,751

Total Affiliated Investment Companies (Cost $827,497,723)		859,848,569

	Principal Amount
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.12 dated 6/30/17 due 7/3/17 Proceeds at Maturity $8,111,157 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.75% and a maturity date of 7/14/17, with a Principal Amount of $8,250,000 and a Market Value of $8,277,778)	$8,111,076	8,111,076

Total Short-Term Investment (Cost $8,111,076)		8,111,076

Total Investments (Cost $835,608,799) (c)	100.1%	867,959,645
Other Assets, Less Liabilities	(0.1)	(547,566)
Net Assets	100.0%	$867,412,079

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

(c)	As of June 30, 2017, cost was $842,704,531 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$35,459,712
Gross unrealized depreciation	(10,204,598)

Net unrealized appreciation	$25,255,114

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$421,177,818	$—	$—	$421,177,818
Fixed Income Funds	438,670,751	—	—	438,670,751
Short-Term Investment
Repurchase Agreement	—	8,111,076	—	8,111,076

Total Investments in Securities	$859,848,569	$8,111,076	$—	$867,959,645

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $827,497,723)	$859,848,569
Repurchase agreement, at value (identified cost $8,111,076)	8,111,076
Receivables:
Fund shares sold	175,805
Dividends and interest	27
Other assets	4,933

Total assets	868,140,410

Liabilities
Payables:
Fund shares redeemed	383,924
NYLIFE Distributors (See Note 3)	175,978
Shareholder communication	78,494
Investment securities purchased	67,468
Professional fees	13,607
Trustees	1,546
Custodian	867
Accrued expenses	6,447

Total liabilities	728,331

Net assets	$867,412,079

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$76,923
Additional paid-in capital	863,479,164

863,556,087
Undistributed net investment income	19,041,489
Accumulated net realized gain (loss) on investments	(47,536,343)
Net unrealized appreciation (depreciation) on investments	32,350,846

Net assets	$867,412,079

Initial Class
Net assets applicable to outstanding shares	$16,995,091

Shares of beneficial interest outstanding	1,489,631

Net asset value per share outstanding	$11.41

Service Class
Net assets applicable to outstanding shares	$850,416,988

Shares of beneficial interest outstanding	75,433,512

Net asset value per share outstanding	$11.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,188,344
Interest	5,589

Total income	4,193,933

Expenses
Distribution/Service—Service Class (See Note 3)	1,060,879
Shareholder communication	53,238
Professional fees	32,297
Trustees	10,994
Custodian	5,514
Miscellaneous	13,669

Total expenses	1,176,591

Net investment income (loss)	3,017,342

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,899,524
Realized capital gain distributions from affiliated investment companies	449,523

Net realized gain (loss) on investments and investments from affiliated investment companies	3,349,047

Net change in unrealized appreciation (depreciation) on investments	34,830,797

Net realized and unrealized gain (loss) on investments	38,179,844

Net increase (decrease) in net assets resulting from operations	$41,197,186

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,017,342	$15,275,186
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	3,349,047	(23,605,961)
Net change in unrealized appreciation (depreciation) on investments	34,830,797	59,237,249

Net increase (decrease) in net assets resulting from operations	41,197,186	50,906,474

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(414,278)
Service Class	—	(20,172,435)

	—	(20,586,713)

From net realized gain on investments:
Initial Class	—	(328,587)
Service Class	—	(17,843,302)

	—	(18,171,889)

Total dividends and distributions to shareholders	—	(38,758,602)

Capital share transactions:
Net proceeds from sale of shares	38,147,657	104,922,775
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	38,758,602
Cost of shares redeemed	(78,655,582)	(205,370,550)

Increase (decrease) in net assets derived from capital share transactions	(40,507,925)	(61,689,173)

Net increase (decrease) in net assets	689,261	(49,541,301)

Net Assets
Beginning of period	866,722,818	916,264,119

End of period	$867,412,079	$866,722,818

Undistributed net investment income at end of period	$19,041,489	$16,024,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.87		$10.71	$11.85	$12.47	$11.62	$11.35

Net investment income (loss) (a)	0.05		0.22	0.24	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	0.49		0.46	(0.41)	0.28	1.24	0.93

Total from investment operations	0.54		0.68	(0.17)	0.53	1.48	1.21

Less dividends and distributions:
From net investment income	—		(0.29)	(0.28)	(0.32)	(0.31)	(0.26)
From net realized gain on investments	—		(0.23)	(0.69)	(0.83)	(0.32)	(0.68)

Total dividends and distributions	—		(0.52)	(0.97)	(1.15)	(0.63)	(0.94)

Net asset value at end of period	$11.41		$10.87	$10.71	$11.85	$12.47	$11.62

Total investment return (b)	4.97	%(c)	6.36%	(1.41%)	4.29%	13.03%	10.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94	%††	2.02%	2.01%	1.99%	1.96%	2.34%
Net expenses (d)	0.03	%††	0.03%	0.03%	0.03%	0.03%	0.03%
Portfolio turnover rate	27%		44%	40%	47%	56%	53%
Net assets at end of period (in 000’s)	$16,995		$16,599	$16,171	$15,669	$14,971	$12,866

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.75		$10.60	$11.73	$12.37	$11.54	$11.28

Net investment income (loss) (a)	0.04		0.19	0.21	0.22	0.21	0.24
Net realized and unrealized gain (loss) on investments	0.48		0.45	(0.40)	0.26	1.23	0.93

Total from investment operations	0.52		0.64	(0.19)	0.48	1.44	1.17

Less dividends and distributions:
From net investment income	—		(0.26)	(0.25)	(0.29)	(0.29)	(0.23)
From net realized gain on investments	—		(0.23)	(0.69)	(0.83)	(0.32)	(0.68)

Total dividends and distributions	—		(0.49)	(0.94)	(1.12)	(0.61)	(0.91)

Net asset value at end of period	$11.27		$10.75	$10.60	$11.73	$12.37	$11.54

Total investment return (b)	4.84	%(c)	6.10%	(1.65%)	4.03%	12.75%	10.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	%††	1.74%	1.84%	1.78%	1.73%	2.07%
Net expenses (d)	0.28	%††	0.28%	0.28%	0.28%	0.28%	0.28%
Portfolio turnover rate	27%		44%	40%	47%	56%	53%
Net assets at end of period (in 000’s)	$850,417		$850,124	$900,093	$896,381	$838,989	$680,119

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	6.85%	11.97%	8.20%	5.50%	1.02%
Service Class Shares	2/13/2006	6.71	11.70	7.93	5.24	1.27

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	9.34%	17.90%	14.63%	7.18%
MSCI EAFE® Index[4]	13.81	20.27	8.69	1.03
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.27	–0.31	2.21	4.48
Moderate Allocation Composite Index[6]	7.13	10.68	8.79	5.68
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[7]	6.59	9.96	7.50	4.88

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,068.50	$0.15	$1,024.60	$0.15	0.03%

Service Class Shares	$1,000.00	$1,067.10	$1.44	$1,023.40	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

18	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 23 for specific holdings within these categories.

19

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Moderate Allocation Portfolio returned 6.85% for Initial Class shares and 6.71% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and the 13.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2017, both share classes outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 7.13% return of the Moderate Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 6.59% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

Asset class policy in the aggregate had relatively little impact on the Portfolio’s active return during the reporting period. Because we anticipated strong domestic growth spurred in part by policy stimulus, the Portfolio was skewed in favor of Underlying Equity Portfolios/Funds that invested in the United States rather than in international markets. This positioning proved to be a drag on performance, as policy developments progressed more slowly than expected at home while growth overseas was stronger than expected. For similar reasons, a tilt toward small-cap stocks detracted from relative performance. Offsetting these factors was a bias toward emerging-market equities and an allocation to an Underlying Portfolio/Fund that invested in convertible bonds, which lifted returns in the fixed-income portion of the Portfolio.

More influential than asset allocation decisions were the Underlying Portfolios/Funds the Portfolio selected to gain exposure to those asset classes. A few Underlying Portfolio/Fund investments proved problematic, the most material of which was a position in MainStay VP Absolute Return Multi-Strategy Portfolio that lost value while other Underlying Fixed-Income Portfolios/Funds from which this position was funded performed well. Returns were also reduced by investments in Underlying Portfolios/Funds that invested in commodity-related equities, such as MainStay Cushing MLP Premier Fund, MainStay VP Cushing Renaissance Advantage Portfolio and IndexIQ Global Resources ETF. Capital investment in supply capacity has been greatly curtailed over the past few years, even as global demand has continued to grow. We anticipated that this dynamic could lead to higher commodity prices and rising profits for commodity producers, but these results were not seen during the reporting period. In addition, the Portfolio’s use of a currency hedged fund to gain exposure to international equities also weighed on results, as foreign currencies generally strengthened in relation to the U.S. dollar. Together, these Underlying Portfolio/Fund selection decisions cost the Portfolio close to 0.5% in return.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 17 for more information on this index.
3.	See footnote on page 17 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

20	MainStay VP Moderate Allocation Portfolio

Risk exposure did not stray particularly far from that of the Moderate Allocation Composite Index during the reporting period. Balancing our concerns over rich valuations and potentially destabilizing geopolitical risks with our assessment of an otherwise very healthy economy and the potential for policy stimulus to drive growth higher, the Portfolio came into the year roughly neutral in terms of its stock/bond blend, but with a bias toward U.S. companies over those based in other developed nations and with a moderate preference for small-cap companies. With the market leveling off through the winter, the Trump policy agenda stalling and events in Europe looking potentially ominous, we pulled back equity sensitivity slightly heading into the spring months. Following a strong earnings season, surprisingly robust growth abroad and a resounding defeat of Marine LePen and her National Front party in France, we retraced those steps and maintained a modest “risk-on” posture at the end of the reporting period.

There were also some policy adjustments within asset classes. Having tactically pulled back on small-cap stocks in the wake of a sharp rally late in 2016, we reversed course and reestablished a preference for small-cap companies after a period of underperformance in the first part of 2017.

This positioning reflected our belief that small-cap companies were likely to be among the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change was in the Portfolio’s exposure to high-yield bonds. As credit spreads5 compressed significantly throughout 2016, we elected to reduce the Portfolio’s exposure to Underlying Portfolios/Funds that invested in high-yield bonds. We finished the reporting period with high-yield exposure approximately neutral to that of the Moderate Allocation Composite Index.

Our perception of opportunities in Europe—and internationally in general—evolved during the reporting period. For some time, we have been encouraged by available economic data and have perceived relative equity valuations to be attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in international stocks. With polls suggesting a high likelihood that a centrist would win in France’s presidential election, we determined that we were more pessimistic than was justified, and we increased the Portfolio’s exposure at the margins. The Portfolio continued to add exposure to Underlying Portfolios/Funds that invest in international stocks, as we believed that U.S. economic expansion appeared quite mature while economies in other parts of the world appeared to be earlier in their respective cycles with more room for growth.

How did the Portfolio’s allocations change over the course of the reporting period?

A position in an Underlying Portfolio/Fund that invests in convertible bonds, first established late in 2016, was enlarged materially early in 2017. In our opinion, economic conditions were favorable for corporate profit growth and corresponding stock price gains, but investor sentiment appeared fragile and prone to being swayed by fast-changing political developments. Exposure to convertible bonds would allow the Portfolio to participate in the equity rally that we anticipated while providing a measure of protection on the downside should our expectations fail to be met.

We decided to increase the Portfolio’s exposure to international equities with an emphasis on European and emerging-market companies. This positioning reflected our belief that the discount on the valuation of these stocks was excessive and that these stocks offered more compelling growth opportunities than those in the United States.

We reduced the Portfolio’s exposure to high-yield bonds in response to narrowing credit spreads. A position in MainStay High Yield Opportunities Fund was eliminated, and we reduced the Portfolio’s allocation to MainStay VP High Yield Corporate Bond Portfolio. We also shifted some assets into IQ S&P High Yield Low Volatility Bond ETF, which seeks to avoid some of the most vulnerable credits within the high-yield universe, offering a more conservative way to access high-yield bonds.

The Portfolio also closed its position in MainStay High Yield Municipal Bond Fund. Municipal bonds became less expensive than taxable bonds following the U.S. election on fear that tax reform might limit or eliminate the tax advantages of municipal bonds. We saw the risk of a material change as relatively remote and bought shares of MainStay High Yield Municipal Bond Fund for the Portfolio in early December 2016. Over the winter months, prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds, and we unwound the trade at a profit.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio last summer, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Portfolio.

The Portfolio increased its exposure to MainStay VP Cushing Renaissance Advantage Portfolio. We have witnessed domestic

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

21

unconventional energy production rebound despite efforts on the part of the Organization of the Petroleum Exporting Countries (OPEC) to drive shale drillers out of the market. In our opinion, the United States is poised to become the world’s dominant oil producer in the years ahead, benefiting not just energy companies but also domestic energy consumers.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP International Equity Portfolio. The most substantial losses came from MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Large Cap Growth Portfolio and MainStay VP Emerging Markets Equity Portfolio. (Contributions take weightings and total returns into account.) The largest detractors from the Portfolio’s performance included MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Economic growth has been steady but modest, with labor markets showing little remaining slack. For these reasons, we were especially surprised that the Federal Reserve repeatedly increased the federal funds target range during the reporting period, which raised the short end of the yield curve.6 Somewhat more surprising was how subdued inflation remained. Old rules of thumb connecting falling unemployment rates with more rapid rates of wage gains and higher inflation appeared inapplicable during the reporting period. The combination of lower-than-expected inflation and ongoing quantitative easing by some central banks outside the United States—most notably the European Central Bank—contributed to falling bond yields during the reporting period.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Riskier fixed-income securities that are sensitive to economic developments, such as speculative-grade debt and convertible bonds, fared well during the reporting period. Higher-quality bonds with longer maturities also pushed higher as yields fell. Cash climbed above zero, but provided very low yields.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, MainStay VP Bond Portfolio made the largest positive contribution to performance, followed by MainStay VP Convertible Portfolio. Although not technically an Underlying Fixed-Income Portfolio, MainStay VP Absolute Return Multi-Strategy Portfolio is similar to a bond fund in light of its volatility characteristics and return objective. It was the only Underlying Portfolio/Fund in the Portfolio that provided a negative total return. Cash was positive, but its contribution was minimal. The next-smallest contribution came from MainStay VP PIMCO Real Return Portfolio.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.1%†
Equity Funds 65.9%
IQ 50 Percent Hedged FTSE Europe ETF (a)	857,146	$16,431,489
IQ 50 Percent Hedged FTSE International ETF (a)	1,830,447	36,865,203
IQ Chaikin U.S. Small Cap ETF	2,621	66,809
IQ Global Resources ETF (a)	547,146	13,941,280
MainStay Cushing MLP Premier Fund Class I	628,354	8,388,529
MainStay Emerging Markets Equity Fund Class I	531,358	5,143,541
MainStay Epoch Capital Growth Fund Class I (a)	882,227	10,383,807
MainStay Epoch Global Choice Fund Class I (a)	1,447,863	29,478,495
MainStay Epoch International Choice Fund Class I (a)	992,634	33,908,371
MainStay Epoch U.S. All Cap Fund Class I (a)	2,259,658	65,439,690
MainStay Epoch U.S. Equity Yield Fund Class I	827,858	13,005,643
MainStay International Opportunities Fund Class I (a)	3,877,827	34,706,549
MainStay MAP Equity Fund Class I (a)	1,692,143	71,425,350
MainStay U.S. Equity Opportunities Fund Class I (a)	6,659,394	65,661,620
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)(b)	7,021,977	62,267,508
MainStay VP Cornerstone Growth Portfolio Initial Class (b)	443,637	11,919,969
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	2,177,927	19,188,714
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	915,405	12,237,731
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	7,293,931	64,474,423
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,090,598	16,370,149
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	2,800,872	37,814,764
MainStay VP International Equity Portfolio Initial Class	439,458	6,900,533
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,871,489	63,584,752
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,507,669	50,000,395
MainStay VP S&P 500 Index Portfolio Initial Class	91,201	4,385,788
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,262,223	15,279,117

	Shares	Value
Equity Funds (continued)
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,049,066	$69,204,503

		838,474,722

Fixed Income Funds 33.2%
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,934,655	58,869,179
IQ S&P High Yield Low Volatility Bond ETF (a)	283,251	7,197,125
MainStay Short Duration High Yield Fund Class I (a)	3,136,989	31,181,673
MainStay Total Return Bond Fund Class I	3,050,700	32,337,419
MainStay VP Bond Portfolio Initial Class (a)	9,123,246	133,234,528
MainStay VP Convertible Portfolio Initial Class (a)	1,973,340	25,580,242
MainStay VP Floating Rate Portfolio Initial Class (a)	7,649,430	69,553,983
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,204,554	22,821,668
MainStay VP Indexed Bond Portfolio Initial Class	912	9,166
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,157,801	9,849,237
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,237,886	32,462,466

		423,096,686

Total Affiliated Investment Companies (Cost $1,208,234,243)		1,261,571,408

	Principal Amount
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $11,922,064 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $11,960,000 and a Market Value of $12,160,402)	$11,921,945	11,921,945

Total Short-Term Investment (Cost $11,921,945)		11,921,945

Total Investments (Cost $1,220,156,188) (c)	100.1%	1,273,493,353
Other Assets, Less Liabilities	(0.1)	(690,707)
Net Assets	100.0%	$1,272,802,646

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2017, cost was $1,225,220,992 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$58,051,000
Gross unrealized depreciation	(9,778,639)

Net unrealized appreciation	$48,272,361

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$838,474,722	$—	$—	$838,474,722
Fixed Income Funds	423,096,686	—	—	423,096,686
Short-Term Investment
Repurchase Agreement	—	11,921,945	—	11,921,945

Total Investments in Securities	$1,261,571,408	$11,921,945	$—	$1,273,493,353

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,208,234,243)	$1,261,571,408
Repurchase agreement, at value (identified cost $11,921,945)	11,921,945
Receivables:
Fund shares sold	412,260
Dividends and interest	40
Other assets	6,959

Total assets	1,273,912,612

Liabilities
Payables:
Fund shares redeemed	635,775
NYLIFE Distributors (See Note 3)	253,137
Shareholder communication	111,953
Investment securities purchased	85,166
Professional fees	12,713
Trustees	2,140
Custodian	674
Accrued expenses	8,408

Total liabilities	1,109,966

Net assets	$1,272,802,646

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$113,768
Additional paid-in capital	1,236,982,222

1,237,095,990
Undistributed net investment income	22,809,266
Accumulated net realized gain (loss) on investments	(40,439,775)
Net unrealized appreciation (depreciation) on investments	53,337,165

Net assets	$1,272,802,646

Initial Class
Net assets applicable to outstanding shares	$46,277,268

Shares of beneficial interest outstanding	4,099,529

Net asset value per share outstanding	$11.29

Service Class
Net assets applicable to outstanding shares	$1,226,525,378

Shares of beneficial interest outstanding	109,668,551

Net asset value per share outstanding	$11.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,430,916
Interest	9,348

Total income	5,440,264

Expenses
Distribution/Service—Service Class (See Note 3)	1,496,998
Shareholder communication	77,839
Professional fees	39,439
Trustees	15,388
Custodian	4,747
Miscellaneous	18,376

Total expenses	1,652,787

Net investment income (loss)	3,787,477

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,503,175)
Realized capital gain distributions from affiliated investment companies	1,919,276

Net realized gain (loss) on investments and investments from affiliated investment companies	416,101

Net change in unrealized appreciation (depreciation) on investments	76,840,197

Net realized and unrealized gain (loss) on investments	77,256,298

Net increase (decrease) in net assets resulting from operations	$81,043,775

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,787,477	$18,116,502
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	416,101	4,032,991
Net change in unrealized appreciation (depreciation) on investments	76,840,197	49,485,941

Net increase (decrease) in net assets resulting from operations	81,043,775	71,635,434

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(933,806)
Service Class	—	(22,878,180)

	—	(23,811,986)

From net realized gain on investments:
Initial Class	—	(1,758,070)
Service Class	—	(48,542,714)

	—	(50,300,784)

Total dividends and distributions to shareholders	—	(74,112,770)

Capital share transactions:
Net proceeds from sale of shares	61,657,115	111,329,810
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	74,112,770
Cost of shares redeemed	(84,983,824)	(147,049,787)

Increase (decrease) in net assets derived from capital share transactions	(23,326,709)	38,392,793

Net increase (decrease) in net assets	57,717,066	35,915,457

Net Assets
Beginning of period	1,215,085,580	1,179,170,123

End of period	$1,272,802,646	$1,215,085,580

Undistributed net investment income at end of period	$22,809,266	$19,021,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.57		$10.59	$12.03	$12.61	$11.16	$10.76

Net investment income (loss) (a)	0.05		0.19	0.20	0.23	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.67		0.48	(0.39)	0.33	1.90	1.14

Total from investment operations	0.72		0.67	(0.19)	0.56	2.10	1.35

Less dividends and distributions:
From net investment income	—		(0.24)	(0.30)	(0.29)	(0.25)	(0.20)
From net realized gain on investments	—		(0.45)	(0.95)	(0.85)	(0.40)	(0.75)

Total dividends and distributions	—		(0.69)	(1.25)	(1.14)	(0.65)	(0.95)

Net asset value at end of period	$11.29		$10.57	$10.59	$12.03	$12.61	$11.16

Total investment return (b)	6.81	%(c)	6.41%	(1.61%)	4.62%	19.12%	12.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	%††	1.76%	1.69%	1.80%	1.66%	1.88%
Net expenses (d)	0.03	%††	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	16%		40%	36%	46%	54%	55%
Net assets at end of period (in 000’s)	$46,277		$43,873	$41,551	$41,706	$37,869	$29,575

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.48		$10.51	$11.95	$12.53	$11.11	$10.71

Net investment income (loss) (a)	0.03		0.16	0.17	0.19	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.67		0.47	(0.39)	0.34	1.87	1.14

Total from investment operations	0.70		0.63	(0.22)	0.53	2.04	1.33

Less dividends and distributions:
From net investment income	—		(0.21)	(0.27)	(0.26)	(0.22)	(0.18)
From net realized gain on investments	—		(0.45)	(0.95)	(0.85)	(0.40)	(0.75)

Total dividends and distributions	—		(0.66)	(1.22)	(1.11)	(0.62)	(0.93)

Net asset value at end of period	$11.18		$10.48	$10.51	$11.95	$12.53	$11.11

Total investment return (b)	6.68	%(c)	6.14%	(1.86%)	4.35%	18.82%	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60	%††	1.52%	1.44%	1.51%	1.43%	1.65%
Net expenses (d)	0.28	%††	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	16%		40%	36%	46%	54%	55%
Net assets at end of period (in 000’s)	$1,226,525		$1,171,213	$1,137,619	$1,154,403	$1,071,424	$825,281

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	8.17%	15.76%	10.04%	5.49%	1.11%
Service Class Shares	2/13/2006	8.03	15.47	9.76	5.23	1.36

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	9.34%	17.90%	14.63%	7.18%
MSCI EAFE® Index[4]	13.81	20.27	8.69	1.03
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.27	–0.31	2.21	4.48
Moderate Growth Allocation Composite Index[6]	8.79	14.56	10.98	5.82
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[7]	7.70	12.52	9.01	5.17

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market Index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

29

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,081.70	$0.10	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$1,080.30	$1.39	$1,023.50	$1.35	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

30	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Moderate Growth Allocation Portfolio returned 8.17% for Initial Class shares and 8.03% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and the 13.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2017, both share classes outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 8.79% return of the Moderate Growth Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 7.70% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

Asset class policy in the aggregate had relatively little impact on the Portfolio’s active return during the reporting period. Because we anticipated strong domestic growth spurred in part by policy stimulus, the Portfolio was skewed in favor of Underlying Equity Portfolios/Funds that invested in the United States rather than in international markets. This positioning proved to be a drag on performance, as policy developments progressed more slowly than expected at home while growth overseas was stronger than expected. For similar reasons, a tilt toward small-cap stocks detracted from relative performance. Offsetting these factors was a bias toward emerging-market equities and an allocation to an Underlying Portfolio/Fund that invested in convertible bonds, which lifted returns in the fixed-income portion of the Portfolio.

More influential than asset allocation decisions were the Underlying Portfolios/Funds the Portfolio selected to gain exposure to those asset classes. A few Underlying Portfolio/Fund investments proved problematic, among them was a position in MainStay VP Absolute Return Multi-Strategy Portfolio that lost value while other Underlying Fixed-Income Portfolios/Funds from which this position was funded performed well. Returns were also reduced by investments in Underlying Portfolios/Funds that invested in commodity-related equities, such as MainStay Cushing MLP Premier Fund, MainStay VP Cushing Renaissance Advantage Portfolio and IndexIQ Global Resources ETF. Capital investment in supply capacity has been greatly curtailed over the past few years, even as global demand has continued to grow. We anticipated that this dynamic could lead to higher commodity prices and rising profits for commodity producers, but these results were not seen during the reporting period. In addition, the Portfolio’s use of a currency hedged fund to gain exposure to international equities also weighed on results, as foreign currencies generally strengthened in relation to the U.S. dollar. Together, these Underlying Portfolio/Fund selection decisions cost the Portfolio close to 0.5% in return.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 29 for more information on this index.
3.	See footnote on page 29 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

32	MainStay VP Moderate Growth Allocation Portfolio

Risk exposure did not stray particularly far from that of the Moderate Growth Allocation Composite Index during the reporting period. Balancing our concerns over rich valuations and potentially destabilizing geopolitical risks with our assessment of an otherwise very healthy economy and the potential for policy stimulus to drive growth higher, the Portfolio came into the year roughly neutral in terms of its stock/bond blend, but with a bias toward U.S. companies over those based in other developed nations and with a moderate preference for small-cap companies. With the market leveling off through the winter, the Trump policy agenda stalling and events in Europe looking potentially ominous, we pulled back equity sensitivity slightly heading into the spring months. Following a strong earnings season, surprisingly robust growth abroad and a resounding defeat of Marine LePen and her National Front party in France, we retraced those steps and maintained a modest “risk-on” posture at the end of the reporting period.

There were also some policy adjustments within asset classes. Having tactically pulled back on small-cap stocks in the wake of a sharp rally late in 2016, we reversed course and reestablished a preference for small-cap companies after a period of underperformance in the first part of 2017. This positioning reflected our belief that small-cap companies were likely to be among the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change was in the Portfolio’s exposure to high-yield bonds. As credit spreads5 compressed significantly throughout 2016, we elected to reduce the Portfolio’s exposure to Underlying Portfolios/Funds that invested in high-yield bonds. We finished the reporting period with high-yield exposure approximately neutral to that of the Moderate Growth Allocation Composite Index.

Our perception of opportunities in Europe—and internationally in general—evolved during the reporting period. For some time, we have been encouraged by available economic data and have perceived relative equity valuations to be attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in international stocks. With polls suggesting a high likelihood that a centrist would win in France’s presidential election, we determined that we were more pessimistic than was justified, and we increased the Portfolio’s exposure at the margins. The Portfolio continued to add exposure to Underlying Portfolios/Funds that invest in international stocks, as we believed that U.S. economic expansion appeared quite mature while economies in other parts of the world appeared to be earlier in their respective cycles with more room for growth.

How did the Portfolio’s allocations change over the course of the reporting period?

A position in an Underlying Portfolio/Fund that invests in convertible bonds, first established late in 2016, was enlarged materially early in 2017. In our opinion, economic conditions were favorable for corporate profit growth and corresponding stock price gains, but investor sentiment appeared fragile and prone to being swayed by fast-changing political developments. Exposure to convertible bonds would allow the Portfolio to participate in the equity rally that we anticipated while providing a measure of protection on the downside should our expectations fail to be met.

We decided to increase the Portfolio’s exposure to international equities with an emphasis on European and emerging-market companies. This positioning reflected our belief that the discount on the valuation of these stocks was excessive and that these stocks offered more compelling growth opportunities than those in the United States.

We reduced the Portfolio’s exposure to high-yield bonds in response to narrowing credit spreads. A position in MainStay High Yield Opportunities Fund was eliminated, and we reduced the Portfolio’s allocation to MainStay VP High Yield Corporate Bond Portfolio. We also shifted some assets into IQ S&P High Yield Low Volatility Bond ETF, which seeks to avoid some of the most vulnerable credits within the high-yield universe, offering a more conservative way to access high-yield bonds.

The Portfolio also closed its position in MainStay High Yield Municipal Bond Fund. Municipal bonds became less expensive than taxable bonds following the U.S. election on fear that tax reform might limit or eliminate the tax advantages of municipal bonds. We saw the risk of a material change as relatively remote and bought shares of MainStay High Yield Municipal Bond Fund for the Portfolio in early December 2016. Over the winter months, prices on municipal bonds reverted back toward a more traditional relationship to taxable bonds, and we unwound the trade at a profit.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio last summer, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Portfolio.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

33

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP International Equity Portfolio. The most substantial losses came from MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Large Cap Growth Portfolio and MainStay VP Emerging Markets Equity Portfolio. (Contributions take weightings and total returns into account.) The largest detractors from the Portfolio’s performance included MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Economic growth has been steady but modest, with labor markets showing little remaining slack. For these reasons, we were especially surprised that the Federal Reserve repeatedly increased the federal funds target range during the reporting period, which raised the short end of the yield curve.6 Somewhat more surprising was how subdued inflation remained. Old rules of thumb connecting falling unemployment rates with more rapid rates of wage gains and higher inflation appeared inapplicable during the reporting period. The combination of lower-than-expected inflation and ongoing quantitative easing by some central banks outside the United States—most notably the European Central Bank—contributed to falling bond yields during the reporting period.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Riskier fixed-income securities that are sensitive to economic developments, such as speculative-grade debt and convertible bonds, fared well during the reporting period. Higher-quality bonds with longer maturities also pushed higher as yields fell. Cash climbed above zero, but provided very low yields.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, MainStay VP Convertible Portfolio made the largest positive contribution to performance, followed by MainStay VP High Yield Corporate Bond Portfolio. Although not technically an Underlying Fixed-Income Portfolio, MainStay VP Absolute Return Multi-Strategy Portfolio is similar to a bond fund in light of its volatility characteristics and return objective. It was the only Underlying Portfolio/Fund in the Portfolio that provided a negative total return. Cash was positive, but its contribution was minimal. MainStay VP PIMCO Real Return Portfolio also added very little to the Portfolio’s return.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

34	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.1%†
Equity Funds 83.1%
IQ 50 Percent Hedged FTSE Europe ETF (a)	1,304,893	$25,014,799
IQ 50 Percent Hedged FTSE International ETF (a)	2,983,744	60,092,604
IQ Chaikin U.S. Small Cap ETF (a)	392,397	10,002,200
IQ Global Resources ETF (a)	1,258,998	32,079,269
MainStay Cushing MLP Premier Fund Class I	974,472	13,009,198
MainStay Emerging Markets Equity Fund Class I (a)	1,199,544	11,611,582
MainStay Epoch Capital Growth Fund Class I (a)	1,481,199	17,433,716
MainStay Epoch Global Choice Fund Class I (a)	2,429,472	49,464,050
MainStay Epoch International Choice Fund Class I (a)	2,956,478	100,993,283
MainStay Epoch U.S. All Cap Fund Class I (a)	4,704,637	136,246,285
MainStay Epoch U.S. Equity Yield Fund Class I	1,442,638	22,663,840
MainStay International Opportunities Fund Class I (a)	10,587,654	94,759,505
MainStay MAP Equity Fund Class I (a)	3,544,292	149,604,547
MainStay U.S. Equity Opportunities Fund Class I (a)	13,911,275	137,165,168
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)(b)	5,204,864	46,154,225
MainStay VP Cornerstone Growth Portfolio Initial Class (b)	760,457	20,432,520
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	6,566,589	57,855,203
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	4,512,719	60,328,978
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	14,613,746	129,177,648
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	2,308,458	34,650,524
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	8,151,627	110,055,658
MainStay VP International Equity Portfolio Initial Class (a)	1,836,219	28,833,016
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	5,730,628	126,896,032
MainStay VP Mid Cap Core Portfolio Initial Class (a)	8,726,418	124,391,553
MainStay VP S&P 500 Index Portfolio Initial Class	152,573	7,337,115
MainStay VP Small Cap Core Portfolio Initial Class (a)	6,190,216	74,932,105

	Shares	Value
Equity Funds (continued)
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	10,666,384	$146,197,688

		1,827,382,311

Fixed Income Funds 16.0%
IQ Enhanced Core Plus Bond U.S. ETF	263,995	5,295,740
IQ S&P High Yield Low Volatility Bond ETF (a)	159,031	4,040,819
MainStay Short Duration High Yield Fund Class I (a)	5,153,568	51,226,463
MainStay Total Return Bond Fund Class I	340,994	3,614,535
MainStay VP Bond Portfolio Initial Class	350,149	5,113,526
MainStay VP Convertible Portfolio Initial Class (a)	3,404,004	44,125,822
MainStay VP Floating Rate Portfolio Initial Class (a)	13,040,458	118,572,984
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	4,696,737	48,620,893
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,822,054	15,499,930
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	5,659,219	56,738,325

		352,849,037

Total Affiliated Investment Companies (Cost $2,063,495,255)		2,180,231,348

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $19,477,489 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.75% and a maturity date of 7/14/17, with a Principal Amount of $19,770,000 and a Market Value of $19,836,566)	$19,447,294	19,447,294

Total Short-Term Investment (Cost $19,447,294)		19,447,294

Total Investments (Cost $2,082,942,549) (c)	100.0%	2,199,678,642
Other Assets, Less Liabilities	0.0 ‡	507,247
Net Assets	100.0%	$2,200,185,889

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2017, cost was $2,094,242,483 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$130,135,091
Gross unrealized depreciation	(24,698,932)

Net unrealized appreciation	$105,436,159

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,827,382,311	$—	$—	$1,827,382,311
Fixed Income Funds	352,849,037	—	—	352,849,037
Short-Term Investment
Repurchase Agreement	—	19,447,294	—	19,447,294

Total Investments in Securities	$2,180,231,348	$19,447,294	$—	$2,199,678,642

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $2,063,495,255)	$2,180,231,348
Repurchase agreement, at value (identified cost $19,447,294)	19,447,294
Cash	56,399
Receivables:
Fund shares sold	1,312,003
Investment securities sold	421,200
Dividends and interest	65
Other assets	11,895

Total assets	2,201,480,204

Liabilities
Payables:
Fund shares redeemed	638,932
NYLIFE Distributors (See Note 3)	436,118
Shareholder communication	191,097
Professional fees	9,875
Directors	3,617
Custodian	1,356
Accrued expenses	13,320

Total liabilities	1,294,315

Net assets	$2,200,185,889

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$186,837
Additional paid-in capital	2,072,138,221

2,072,325,058
Undistributed net investment income	32,016,730
Accumulated net realized gain (loss) on investments	(20,891,992)
Net unrealized appreciation (depreciation) on investments	116,736,093

Net assets	$2,200,185,889

Initial Class
Net assets applicable to outstanding shares	$83,662,612

Shares of beneficial interest outstanding	7,034,251

Net asset value per share outstanding	$11.89

Service Class
Net assets applicable to outstanding shares	$2,116,523,277

Shares of beneficial interest outstanding	179,803,206

Net asset value per share outstanding	$11.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,959,764
Interest	21,749

Total income	6,981,513

Expenses
Distribution/Service—Service Class (See Note 3)	2,569,324
Shareholder communication	134,105
Professional fees	55,784
Trustees	26,187
Custodian	4,541
Miscellaneous	29,995

Total expenses	2,819,936

Net investment income (loss)	4,161,577

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(2,607,728)
Realized capital gain distributions from affiliated investment companies	3,730,906

Net realized gain (loss) on investments and investments from affiliated investment companies	1,123,178

Net change in unrealized appreciation (depreciation) on investments	159,710,487

Net realized and unrealized gain (loss) on investments	160,833,665

Net increase (decrease) in net assets resulting from operations	$164,995,242

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,161,577	$26,143,853
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	1,123,178	46,192,018
Net change in unrealized appreciation (depreciation) on investments	159,710,487	71,260,840

Net increase (decrease) in net assets resulting from operations	164,995,242	143,596,711

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,500,343)
Service Class	—	(35,381,464)

	—	(36,881,807)

From net realized gain on investments:
Initial Class	—	(4,237,806)
Service Class	—	(113,382,136)

	—	(117,619,942)

Total dividends and distributions to shareholders	—	(154,501,749)

Capital share transactions:
Net proceeds from sale of shares	90,088,647	195,489,575
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	154,501,749
Cost of shares redeemed	(121,621,452)	(210,331,533)

Increase (decrease) in net assets derived from capital share transactions	(31,532,805)	139,659,791

Net increase (decrease) in net assets	133,462,437	128,754,753

Net Assets
Beginning of period	2,066,723,452	1,937,968,699

End of period	$2,200,185,889	$2,066,723,452

Undistributed net investment income at end of period	$32,016,730	$27,855,153

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.00		$11.08	$12.78	$13.36	$11.07	$10.16

Net investment income (loss) (a)	0.00	‡	0.18	0.17	0.20	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.89		0.64	(0.49)	0.39	2.66	1.32

Total from investment operations	0.89		0.82	(0.32)	0.59	2.83	1.48

Less dividends and distributions:
From net investment income	—		(0.24)	(0.30)	(0.25)	(0.17)	(0.13)
From net realized gain on investments	—		(0.66)	(1.08)	(0.92)	(0.37)	(0.44)

Total dividends and distributions	—		(0.90)	(1.38)	(1.17)	(0.54)	(0.57)

Net asset value at end of period	$11.89		$11.00	$11.08	$12.78	$13.36	$11.07

Total investment return (b)	8.09	%(c)	7.56%	(2.35%)	4.59%	25.92%	14.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	1.60%	1.38%	1.51%	1.40%	1.46%
Net expenses (d)	0.02	%††	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	15%		33%	34%	44%	51%	52%
Net assets at end of period (in 000’s)	$83,663		$76,025	$68,000	$66,849	$58,341	$44,210

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.90		$10.99	$12.68	$13.28	$11.02	$10.12

Net investment income (loss) (a)	0.56		0.14	0.14	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.31		0.64	(0.47)	0.38	2.63	1.31

Total from investment operations	0.87		0.78	(0.33)	0.55	2.78	1.45

Less dividends and distributions:
From net investment income	—		(0.21)	(0.28)	(0.23)	(0.15)	(0.11)
From net realized gain on investments	—		(0.66)	(1.08)	(0.92)	(0.37)	(0.44)

Total dividends and distributions	—		(0.87)	(1.36)	(1.15)	(0.52)	(0.55)

Net asset value at end of period	$11.77		$10.90	$10.99	$12.68	$13.28	$11.02

Total investment return (b)	7.98	%(c)	7.30%	(2.59%)	4.33%	25.61%	14.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	%††	1.32%	1.13%	1.28%	1.18%	1.28%
Net expenses (d)	0.27	%††	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	15%		33%	34%	44%	51%	52%
Net assets at end of period (in 000’s)	$2,116,523		$1,990,699	$1,869,969	$1,855,721	$1,624,855	$1,113,622

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	9.81%	18.51%	11.27%	5.09%	1.18%
Service Class Shares	2/13/2006	9.68	18.22	10.99	4.82	1.43

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	9.34%	17.90%	14.63%	7.18%
MSCI EAFE® Index[4]	13.81	20.27	8.69	1.03
Growth Allocation Composite Index[5]	10.46	18.55	13.17	5.85
Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio[6]	9.71	17.31	10.48	4.34

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio is representative of portfolios that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

41

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,098.10	$0.16	$1,024.60	$0.15	0.03%

Service Class Shares	$1,000.00	$1,096.80	$1.46	$1,023.40	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

42	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

43

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Growth Allocation Portfolio returned 9.81% for Initial Class shares and 9.68% for Service Class shares. Over the same period, both share classes outperformed the 9.34% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but underperformed the 13.81% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2017, both share classes underperformed the 10.46% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Portfolio. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 9.71% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). Although the Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds, the Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Underlying Equity Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s exposure to international equities—accounted for the Portfolio’s outperformance of its primary benchmark because international equities in the aggregate generally outperformed U.S. large-cap stocks during the reporting period. The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

Asset class policy in the aggregate had relatively little impact on the Portfolio’s active return during the reporting period. Because we anticipated strong domestic growth spurred in part by policy stimulus, the Portfolio was skewed in favor of Underlying Equity Portfolios/Funds that invested in the United States rather than in international markets. This positioning proved to be a drag on performance, as policy developments progressed more slowly than expected at home while growth overseas was stronger than expected. For similar reasons, a tilt toward small-cap stocks detracted from relative performance. Offsetting these factors was a bias toward emerging-market equities.

More influential than asset allocation decisions were the Underlying Portfolios/Funds the Portfolio selected to gain exposure to those asset classes. A few Underlying Portfolio/Fund investments proved problematic, among them were Underlying Portfolios/Funds that invested in commodity-related equities, such as MainStay Cushing MLP Premier Fund, MainStay VP Cushing Renaissance Advantage Portfolio and IndexIQ Global Resources ETF. Capital investment in supply capacity has been greatly curtailed over the past few years, even as global demand has continued to grow. We anticipated that this dynamic could lead to higher commodity prices and rising profits for commodity producers, but these results were not seen during the reporting period. In addition, the Portfolio’s use of a currency hedged fund to gain exposure to international equities also weighed on results, as foreign currencies generally strengthened in relation to the U.S. dollar. Together, these Underlying Portfolio/Fund selection decisions cost the Portfolio close to 0.5% in return.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

Risk exposure did not stray particularly far from that of the Growth Allocation Composite Index during the reporting period, but there were a few policy adjustments within asset classes. Having tactically pulled back on small-cap stocks in the wake of a sharp rally late in 2016, we reversed course and reestablished a preference for small-cap companies after a period of underperformance in the first part of 2017. This positioning reflected our belief that small-cap companies were likely to be among the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.

2.	See footnote on page 41 for more information on this index.
3.	See footnote on page 41 for more information on Lipper Inc.

44	MainStay VP Growth Allocation Portfolio

Our perception of opportunities in Europe—and internationally in general—evolved during the reporting period. For some time, we have been encouraged by available economic data and have perceived relative equity valuations to be attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in international stocks. With polls suggesting a high likelihood that a centrist would win in France’s presidential election, we determined that we were more pessimistic than was justified, and we increased the Portfolio’s exposure at the margins. The Portfolio continued to add exposure to Underlying Portfolios/Funds that invest in international stocks, as we believed that U.S. economic expansion appeared quite mature while economies in other parts of the world appeared to be earlier in their respective cycles with more room for growth.

How did the Portfolio’s allocations change over the course of the reporting period?

We decided to increase the Portfolio’s exposure to international equities with an emphasis on European and emerging-market companies. This positioning reflected our belief that the discount on the valuation of these stocks was excessive and that these stocks offered more compelling growth opportunities than those in the United States.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio last summer, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Portfolio.

The Portfolio increased its exposure to MainStay VP Cushing Renaissance Advantage Portfolio. We have witnessed domestic unconventional energy production rebound despite efforts on the part of the Organization of Petroleum Exporting Countries (OPEC) to drive shale drillers out of the market. In our opinion, the United States is poised to become the world’s dominant producer in the years ahead, benefiting not just energy companies but also domestic energy consumers.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP International Equity Portfolio. The most substantial losses came from MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Large Cap Growth Portfolio and MainStay VP Emerging Markets Equity Portfolio. (Contributions take weightings and total returns into account.) The largest detractors from the Portfolio’s performance included MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

45

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†
Equity Funds 99.9%
IQ 50 Percent Hedged FTSE Europe ETF (a)	548,171	$10,508,438
IQ 50 Percent Hedged FTSE International ETF (a)	1,327,764	26,741,167
IQ Chaikin U.S. Small Cap ETF (a)	464,381	11,837,072
IQ Global Resources ETF (a)	734,071	18,704,129
MainStay Cushing MLP Premier Fund Class I	439,892	5,872,564
MainStay Emerging Markets Equity Fund Class I	667,090	6,457,429
MainStay Epoch Capital Growth Fund Class I (a)	711,793	8,377,804
MainStay Epoch Global Choice Fund Class I (a)	1,047,482	21,326,742
MainStay Epoch International Choice Fund Class I (a)	1,850,038	63,197,307
MainStay Epoch U.S. All Cap Fund Class I (a)	2,634,337	76,290,388
MainStay Epoch U.S. Equity Yield Fund Class I	529,158	8,313,067
MainStay International Opportunities Fund Class I (a)	6,317,285	56,539,702
MainStay MAP Equity Fund Class I (a)	1,945,693	82,127,697
MainStay U.S. Equity Opportunities Fund Class I (a)	7,785,341	76,763,462
MainStay VP Cornerstone Growth Portfolio Initial Class (b)	358,364	9,628,806
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	5,085,991	44,810,332
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	2,625,877	35,104,441
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	8,337,420	73,698,309
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,724,627	25,887,077
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	4,190,179	56,571,878

	Shares	Value
Equity Funds (continued)
MainStay VP International Equity Portfolio Initial Class (a)	1,054,750	$16,562,089
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	3,472,973	76,903,694
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,618,977	65,841,635
MainStay VP S&P 500 Index Portfolio Initial Class	265,537	12,769,479
MainStay VP Small Cap Core Portfolio Initial Class (a)	3,652,448	44,212,613
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,957,508	81,655,960

		1,016,703,281

Total Affiliated Investment Companies (Cost $956,753,817)		1,016,703,281

Total Investments (Cost $956,753,817) (c)	99.9%	1,016,703,281
Other Assets, Less Liabilities	0.1	587,210
Net Assets	100.0%	$1,017,290,491

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2017, cost was $963,643,893 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$65,836,810
Gross unrealized depreciation	(12,777,422)

Net unrealized appreciation	$53,059,388

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,016,703,281	$—	$—	$1,016,703,281

Total Investments in Securities	$1,016,703,281	$—	$—	$1,016,703,281

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $956,753,817)	$1,016,703,281
Cash	667,441
Receivables:
Fund shares sold	951,253
Other assets	5,135

Total assets	1,018,327,110

Liabilities
Payables:
Fund shares redeemed	397,944
Investment securities purchased	337,663
NYLIFE Distributors (See Note 3)	194,910
Shareholder communication	84,081
Professional fees	12,948
Trustees	1,565
Custodian	998
Accrued expenses	6,510

Total liabilities	1,036,619

Net assets	$1,017,290,491

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$88,221
Additional paid-in capital	973,550,503

973,638,724
Undistributed net investment income	8,394,334
Accumulated net realized gain (loss) on	(24,692,031)
Net unrealized appreciation (depreciation) on investments	59,949,464

Net assets	$1,017,290,491

Initial Class
Net assets applicable to outstanding shares	$67,305,711

Shares of beneficial interest outstanding	5,783,995

Net asset value per share outstanding	$11.64

Service Class
Net assets applicable to outstanding shares	$949,984,780

Shares of beneficial interest outstanding	82,436,955

Net asset value per share outstanding	$11.52

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$975,072
Interest	3,420

Total income	978,492

Expenses
Distribution/Service—Service Class (See Note 3)	1,115,507
Shareholder communication	59,854
Professional fees	33,616
Trustees	11,406
Custodian	3,433
Miscellaneous	14,024

Total expenses	1,237,840

Net investment income (loss)	(259,348)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(5,041,946)
Realized capital gain distributions from affiliated investment companies	1,433,215

Net realized gain (loss) on investments and investments from affiliated investment companies	(3,608,731)

Net change in unrealized appreciation (depreciation) on investments	91,296,874

Net realized and unrealized gain (loss) on investments	87,688,143

Net increase (decrease) in net assets resulting from operations	$87,428,795

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(259,348)	$7,721,498
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	(3,608,731)	17,384,684
Net change in unrealized appreciation (depreciation) on investments	91,296,874	38,363,720

Net increase (decrease) in net assets resulting from operations	87,428,795	63,469,902

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(856,310)
Service Class	—	(10,408,544)

	—	(11,264,854)

From net realized gain on investments:
Initial Class	—	(3,389,322)
Service Class	—	(47,414,966)

	—	(50,804,288)

Total dividends and distributions to shareholders	—	(62,069,142)

Capital share transactions:
Net proceeds from sale of shares	99,260,880	181,085,639
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	62,069,142
Cost of shares redeemed	(59,249,547)	(90,975,849)

Increase (decrease) in net assets derived from capital share transactions	40,011,333	152,178,932

Net increase (decrease) in net assets	127,440,128	153,579,692

Net Assets
Beginning of period	889,850,363	736,270,671

End of period	$1,017,290,491	$889,850,363

Undistributed net investment income at end of period	$8,394,334	$8,653,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.60		$10.63	$12.12	$12.51	$10.11	$9.47

Net investment income (loss)	0.01	(a)	0.12 (a)	0.10 (a)	0.18 (a)	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.03		0.68	(0.49)	0.40	2.97	1.35

Total from investment operations	1.04		0.80	(0.39)	0.58	3.07	1.45

Less dividends and distributions:
From net investment income	—		(0.17)	(0.22)	(0.17)	(0.12)	(0.11)
From net realized gain on investments	—		(0.66)	(0.88)	(0.80)	(0.55)	(0.70)

Total dividends and distributions	—		(0.83)	(1.10)	(0.97)	(0.67)	(0.81)

Net asset value at end of period	$11.64		$10.60	$10.63	$12.12	$12.51	$10.11

Total investment return (b)	9.81%		7.59%	(3.13%)	4.88%	30.85%	15.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18	%††	1.19%	0.85%	1.43%	0.98%	0.92%
Net expenses (c)	0.03	%††	0.03%	0.03%	0.03%	0.04%	0.04%
Portfolio turnover rate	13%		21%	29%	27%	41%	42%
Net assets at end of period (in 000’s)	$67,306		$60,070	$51,447	$48,088	$43,169	$31,447

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.51		$10.55	$12.05	$12.45	$10.08	$9.44

Net investment income (loss)	(0.00	)(a)‡	0.10 (a)	0.08 (a)	0.13 (a)	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.01		0.66	(0.50)	0.42	2.95	1.36

Total from investment operations	1.01		0.76	(0.42)	0.55	3.01	1.42

Less dividends and distributions:
From net investment income	—		(0.14)	(0.20)	(0.15)	(0.09)	(0.08)
From net realized gain on investments	—		(0.66)	(0.88)	(0.80)	(0.55)	(0.70)

Total dividends and distributions	—		(0.80)	(1.08)	(0.95)	(0.64)	(0.78)

Net asset value at end of period	$11.52		$10.51	$10.55	$12.05	$12.45	$10.08

Total investment return (b)	9.61	% (c)	7.32%	(3.37%)	4.62%	30.53%	15.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07	%)††	0.95%	0.65%	1.03%	0.76%	0.65%
Net expenses (d)	0.28	% ††	0.28%	0.28%	0.28%	0.29%	0.29%
Portfolio turnover rate	13%		21%	29%	27%	41%	42%
Net assets at end of period (in 000’s)	$949,985		$829,780	$684,824	$550,573	$351,563	$228,393

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”).

The Allocation Portfolios each currently offer two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each of the Allocation Portfolios is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds,” meaning that each seeks to achieve their investment objectives by investing primarily in other mutual funds and exchange-traded funds (“ETFs”), for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates serve as manager (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Allocation Portfolios’ securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the

51

Notes to Financial Statements (Unaudited) (continued)

assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Allocation Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those incurred with related parties to the Allocation Portfolios, are shown on the Statement of Operations. Additionally, the Allocation Portfolios may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on each Allocation Portfolios Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

52	MainStay VP Allocation Portfolios

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, each Allocation Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and the operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

53

Notes to Financial Statements (Unaudited) (continued)

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2017, purchases and sales transactions, income earned from investments and percentage of outstanding shares of investment companies managed by New York Life or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income		Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$11,568	$(333)	$155		$—	$11,514	8.6
IQ 50 Percent Hedged FTSE International ETF	15,656	9,112	(1,039)	360		—	25,327	8.3
IQ Chaikin U.S. Small Cap ETF	—	335	—	—	(a)	—	347	0.3
IQ Enhanced Core Plus Bond U.S. ETF	38,170	2,731	(414)	531		—	41,210	16.2
IQ Global Resources ETF	4,465	1,608	(41)	—		—	6,063	3.5
IQ S&P High Yield Low Volatility Bond ETF	—	7,085	—	—		—	7,073	9.0
MainStay Cushing MLP Premier Fund Class I	6,535	286	(328)	286		—	5,778	1.0
MainStay Emerging Markets Equity Fund Class I	1,946	64	(10)	—		—	2,439	1.5
MainStay Epoch Capital Growth Fund Class I	6,769	56	(206)	—		—	7,545	7.6
MainStay Epoch Global Choice Fund Class I	19,253	—	(1,992)	—		—	20,283	11.1
MainStay Epoch International Choice Fund Class I (b)	6,255	19	(2,917)	—		—	4,087	0.8
MainStay Epoch U.S. All Cap Fund Class I	28,047	—	(8,213)	—		—	22,535	2.9
MainStay Epoch U.S. Equity Yield Fund Class I	2,699	2,807	(2,023)	31		—	3,365	0.6
MainStay High Yield Corporate Bond Fund Class I	—	4,745	(5,121)	54		—	—	—
MainStay High Yield Municipal Bond Fund Class I	14,192	178	(14,843)	165		—	—	—
MainStay High Yield Opportunities Fund Class I (c)	5,153	36	(4,850)	36		—	—	—
MainStay ICAP Equity Fund Class I (d)	9,001	472	(9,897)	23		450	—	—
MainStay International Opportunities Fund Class I	5,317	4,345	(3,503)	—		—	6,543	1.3
MainStay MAP Equity Fund Class I	28,018	120	(6,415)	—		—	24,551	3.3
MainStay Short Duration High Yield Fund Class I	19,015	3,382	(530)	452		—	21,927	3.6
MainStay Total Return Bond Fund Class I	26,264	20,010	(43,058)	285		—	3,563	0.3
MainStay U.S. Equity Opportunities Fund Class I	28,086	576	(7,593)	—		—	22,563	3.2
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	75,164	66	(7,927)	—		—	65,895	36.4
MainStay VP Bond Portfolio Initial Class	196,531	6,910	(84,888)	—		—	122,562	26.1
MainStay VP Convertible Portfolio Initial Class	4,347	13,342	(489)	179		—	17,788	7.6
MainStay VP Cornerstone Growth Portfolio Initial Class	—	7,882	(177)	—		—	8,230	2.0
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	6,944	11,327	(661)	—		—	15,807	11.4
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	12,361	114	(1,421)	—		—	12,365	4.2
MainStay VP Emerging Markets Equity Portfolio Initial Class	23,755	16,790	(3,372)	—		—	42,767	11.1
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (d)	—	9,086	(391)	—		—	9,160	1.2
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	22,293	318	(6,458)	—		—	17,312	5.9
MainStay VP Floating Rate Portfolio Initial Class	62,975	6,431	(1,074)	1,277		—	68,163	20.3
MainStay VP High Yield Corporate Bond Portfolio Initial Class	42,115	1	(10,610)	—		—	32,945	5.3
MainStay VP Indexed Bond Portfolio Initial Class	—	94,976	(1,947)			—	93,486	99.0
MainStay VP Large Cap Growth Portfolio Initial Class	39,060	110	(22,400)	—		—	22,216	5.4
MainStay VP Mid Cap Core Portfolio Initial Class	26,697	125	(7,664)	—		—	20,732	4.4
MainStay VP PIMCO Real Return Portfolio Initial Class	6,036	990	(14)	—		—	7,087	17.3
MainStay VP S&P 500 Index Portfolio Initial Class	6,653	2,455	(4,671)	—		—	5,066	0.5
MainStay VP Small Cap Core Portfolio Initial Class	16,181	378	(2,421)	—		—	14,583	8.5
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	26,430	662	(4,424)	—		—	24,105	5.0
MainStay VP Unconstrained Bond Portfolio Initial Class	22,532	381	(341)	354		—	22,867	18.0

Total	$854,915	$241,879	$(274,676)	$4,188		$450	$859,849

54	MainStay VP Allocation Portfolios

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income		Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$16,163	$(10)	$216		$—	$16,431	12.3
IQ 50 Percent Hedged FTSE International ETF	19,387	15,806	(307)	513		—	36,865	12.1
IQ Chaikin U.S. Small Cap ETF	—	65	—	—	(a)	—	67	0.1
IQ Enhanced Core Plus Bond U.S. ETF	52,753	5,549	(458)	747		—	58,869	23.2
IQ Global Resources ETF	9,730	4,323	(164)	—		—	13,941	7.9
IQ S&P High Yield Low Volatility Bond ETF	—	7,209	—	—		—	7,197	9.1
MainStay Cushing MLP Premier Fund Class I	9,147	560	(288)	410		—	8,389	1.5
MainStay Emerging Markets Equity Fund Class I	4,167	92	(49)	—		—	5,144	3.1
MainStay Epoch Capital Growth Fund Class I	9,191	95	(164)	—		—	10,384	10.4
MainStay Epoch Global Choice Fund Class I	26,033	88	(845)	—		—	29,478	16.2
MainStay Epoch International Choice Fund Class I (b)	31,503	724	(3,555)	—		—	33,908	6.6
MainStay Epoch U.S. All Cap Fund Class I	67,115	199	(8,584)	—		—	65,440	8.5
MainStay Epoch U.S. Equity Yield Fund Class I	6,473	11,590	(4,551)	105		—	13,006	2.2
MainStay High Yield Corporate Bond Fund Class I	—	3,871	(4,187)	22		—	—	—
MainStay High Yield Municipal Bond Fund Class I	12,911	148	(13,491)	154		—	—	—
MainStay High Yield Opportunities Fund Class I (c)	4,170	29	(3,914)	29		—	—	—
MainStay ICAP Equity Fund Class I (d)	29,729	2,060	(32,615)	92		1,919	—	—
MainStay International Opportunities Fund Class I	28,529	9,471	(6,388)	—		—	34,707	7.0
MainStay MAP Equity Fund Class I	68,008	685	(4,455)	—		—	71,425	9.7
MainStay Short Duration High Yield Fund Class I	27,571	4,204	(677)	647		—	31,182	5.1
MainStay Total Return Bond Fund Class I	33,192	18,013	(19,537)	485		—	32,337	3.1
MainStay U.S. Equity Opportunities Fund Class I	67,557	1,919	(7,463)	—		—	65,662	9.4
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	69,276	594	(6,296)	—		—	62,267	34.4
MainStay VP Bond Portfolio Initial Class	138,895	13,318	(21,992)	—		—	133,235	28.4
MainStay VP Convertible Portfolio Initial Class	6,000	18,916	(170)	257		—	25,580	11.0
MainStay VP Cornerstone Growth Portfolio Initial Class	—	11,172	—	—		—	11,920	2.9
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	10,014	12,049	(520)	—		—	19,189	13.9
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	11,123	112	(221)	—		—	12,238	4.1
MainStay VP Emerging Markets Equity Portfolio Initial Class	40,231	17,001	(2,365)	—		—	64,474	16.9
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (d)	—	15,721	(62)	—		—	16,370	2.2
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	38,762	249	(3,531)	—		—	37,815	12.8
MainStay VP Floating Rate Portfolio Initial Class	55,611	15,187	(1,046)	1,252		—	69,554	20.7
MainStay VP High Yield Corporate Bond Portfolio Initial Class	37,106	34	(15,466)	—		—	22,822	3.7
MainStay VP Indexed Bond Fund Portfolio Initial Class	—	9	—	—		—	9	—	(e)
MainStay VP International Equity Portfolio Initial Class	9,668	5	(4,094)	—		—	6,901	3.8
MainStay VP Large Cap Growth Portfolio Initial Class	88,211	604	(38,647)	—		—	63,585	15.4
MainStay VP Mid Cap Core Portfolio Initial Class	52,309	92	(5,769)	—		—	50,000	10.5
MainStay VP PIMCO Real Return Portfolio Initial Class	7,989	1,763	(2)	—		—	9,849	24.0
MainStay VP S&P 500 Index Portfolio Initial Class	8,025	1,912	(6,225)	—		—	4,386	0.4
MainStay VP Small Cap Core Portfolio Initial Class	14,870	332	(400)	—		—	15,279	8.9
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	66,502	1,634	(2,628)	—		—	69,204	14.3
MainStay VP Unconstrained Bond Portfolio Initial Class	31,837	675	(466)	502		—	32,462	25.5

Total	$1,193,595	$214,242	$(221,602)	$5,431		$1,919	$1,261,571

55

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$24,627	$(11)	$328	$—	$25,015	18.8
IQ 50 Percent Hedged FTSE International ETF	26,839	30,496	(108)	833	—	60,093	19.8
IQ Chaikin U.S. Small Cap ETF	—	9,877	—	5	—	10,002	9.0
IQ Enhanced Core Plus Bond U.S. ETF	21,329	2,488	(18,637)	70	—	5,296	2.1
IQ Global Resources ETF	21,992	10,634	(644)	—	—	32,079	18.3
IQ S&P High Yield Low Volatility Bond ETF	—	4,047	—	—	—	4,041	5.1
MainStay Cushing MLP Premier Fund Class I	14,369	671	(425)	640	—	13,009	2.3
MainStay Emerging Markets Equity Fund Class I	9,447	131	(76)	—	—	11,612	6.9
MainStay Epoch Capital Growth Fund Class I	15,228	137	(24)	—	—	17,434	17.5
MainStay Epoch Global Choice Fund Class I	43,253	74	(844)	—	—	49,464	27.2
MainStay Epoch International Choice Fund Class I (b)	91,660	920	(7,135)	—	—	100,993	19.6
MainStay Epoch U.S. All Cap Fund Class I	135,388	—	(12,793)	—	—	136,246	17.8
MainStay Epoch U.S. Equity Yield Fund Class I	14,089	22,989	(13,238)	198	—	22,664	3.9
MainStay High Yield Corporate Bond Fund Class I	—	6,998	(7,559)	40	—	—	—
MainStay High Yield Municipal Bond Fund Class I	3,437	33	(3,563)	34	—	—	—
MainStay High Yield Opportunities Fund Class I (c)	7,750	53	(7,300)	54	—	—	—
MainStay ICAP Equity Fund Class I (d)	52,857	3,934	(58,848)	204	3,731	—	—
MainStay International Opportunities Fund Class I	83,188	16,733	(14,437)	—	—	94,759	19.1
MainStay MAP Equity Fund Class I	138,408	771	(4,256)	—	—	149,605	20.3
MainStay Short Duration High Yield Fund Class I	47,035	5,810	(1,734)	1,062	—	51,226	8.3
MainStay Total Return Bond Fund Class I	21,408	9,743	(27,633)	72	—	3,615	0.3
MainStay U.S. Equity Opportunities Fund Class I	137,860	1,092	(9,141)	—	—	137,165	19.6
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	49,821	591	(3,308)	—	—	46,154	25.5
MainStay VP Bond Portfolio Initial Class	—	5,104	—	—	—	5,113	1.1
MainStay VP Convertible Portfolio Initial Class	10,135	32,765	(203)	442	—	44,126	18.9
MainStay VP Cornerstone Growth Portfolio Initial Class	—	19,151	—	—	—	20,432	5.0
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	35,246	30,825	(1,481)	—	—	57,855	41.9
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	56,127	434	(2,369)	—	—	60,329	20.4
MainStay VP Emerging Markets Equity Portfolio Initial Class	84,732	28,231	(3,684)	—	—	129,178	33.8
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (d)	—	33,368	(59)	—	—	34,650	4.6
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	109,631	642	(6,883)	—	—	110,056	37.2
MainStay VP Floating Rate Portfolio Initial Class	93,939	27,628	(2,655)	2,108	—	118,573	35.4
MainStay VP High Yield Corporate Bond Portfolio Initial Class	67,014	158	(20,517)	—	—	48,621	7.8
MainStay VP International Equity Portfolio Initial Class	31,067	—	(7,236)	—	—	28,833	15.7
MainStay VP Large Cap Growth Portfolio Initial Class	175,446	984	(75,679)	—	—	126,896	30.7
MainStay VP Mid Cap Core Portfolio Initial Class	125,538	413	(9,711)	—	—	124,392	26.2
MainStay VP PIMCO Real Return Portfolio Initial Class	13,570	1,868	(122)	—	—	15,500	37.8
MainStay VP S&P 500 Index Portfolio Initial Class	14,813	2,123	(10,713)	—	—	7,337	0.7
MainStay VP Small Cap Core Portfolio Initial Class	72,823	1,127	(1,340)	—	—	74,932	43.8
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	141,671	652	(3,960)	—	—	146,198	30.2
MainStay VP Unconstrained Bond Portfolio Initial Class	54,983	2,086	(1,046)	870	—	56,738	44.6

Total	$2,022,093	$340,408	$(339,372)	$6,960	$3,731	$2,180,231

56	MainStay VP Allocation Portfolios

MainStay VP Growth Allocation Portfolio

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$10,236	$—	$140	$—	$10,508	7.9
IQ 50 Percent Hedged FTSE International ETF	13,375	11,917	(19)	376	—	26,741	8.8
IQ Chaikin U.S. Small Cap ETF	—	11,587	—	6	—	11,837	10.7
IQ Global Resources ETF	13,983	4,758	(148)	—	—	18,704	10.6
MainStay Cushing MLP Premier Fund Class I	6,562	436	(407)	289	—	5,873	1.0
MainStay Emerging Markets Equity Fund Class I	5,308	165	(198)	—	—	6,457	3.8
MainStay Epoch Capital Growth Fund Class I	6,692	724	—	—	—	8,378	8.4
MainStay Epoch Global Choice Fund Class I	17,631	832	(37)	—	—	21,327	11.7
MainStay Epoch International Choice Fund Class I (b)	51,313	4,295	(1,568)	—	—	63,197	12.3
MainStay Epoch U.S. All Cap Fund Class I	71,510	985	(3,472)	—	—	76,290	10.0
MainStay Epoch U.S. Equity Yield Fund Class I	7,545	9,867	(8,853)	80	—	8,313	1.4
MainStay ICAP Equity Fund Class I (d)	29,514	1,678	(32,658)	84	1,433	—	—
MainStay International Opportunities Fund Class I	46,655	10,746	(6,340)	—	—	56,540	11.4
MainStay MAP Equity Fund Class I	70,553	4,683	(877)	—	—	82,128	11.1
MainStay U.S. Equity Opportunities Fund Class I	78,048	4,260	(9,733)	—	—	76,763	11.0
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	1,151	—	(1,150)	—	—	—	—
MainStay VP Cornerstone Growth Portfolio Initial Class	—	9,043	—	—	—	9,629	2.4
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	18,505	35,027	(3,724)	—	—	44,810	32.4
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	30,844	1,117	(314)	—	—	35,104	11.9
MainStay VP Emerging Markets Equity Portfolio Initial Class	50,027	13,201	(1,221)	—	—	73,698	19.3
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (d)	—	25,351	(70)	—	—	25,887	3.4
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	52,259	2,163	(1,119)	—	—	56,572	19.1
MainStay VP International Equity Portfolio Initial Class	16,812	476	(3,505)	—	—	16,562	9.0
MainStay VP Large Cap Growth Portfolio Initial Class	102,770	6,241	(48,455)	—	—	76,904	18.6
MainStay VP Mid Cap Core Portfolio Initial Class	60,836	1,659	(703)	—	—	65,842	13.9
MainStay VP S&P 500 Index Portfolio Initial Class	16,573	107	(5,276)	—	—	12,770	1.2
MainStay VP Small Cap Core Portfolio Initial Class	39,072	4,123	(359)	—	—	44,213	25.9
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	74,078	4,307	(946)	—	—	81,656	16.9

Total	$881,616	$179,984	$(131,152)	$975	$1,433	$1,016,703

(a)	Less than $500.
(b)	Prior to March 13, 2017, known as MainStay ICAP International Fund Class I.
(c)	Reorganized into the MainStay High Yield Corporate Bond Fund Class I on February 17, 2017.
(d)	Reorganized into the MainStay Epoch U.S. Equity Yield Fund Class I on May 8, 2017.
(e)	Less than one-tenth of a percent.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains
MainStay VP Conservative Allocation Portfolio	$20,586,751	$18,171,851
MainStay VP Moderate Allocation Portfolio	23,811,986	50,300,784
MainStay VP Moderate Growth Allocation Portfolio	36,881,807	117,619,942
MainStay VP Growth Allocation Portfolio	11,264,854	50,804,288

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

57

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2017, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Allocation Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$234,386	$267,183
MainStay VP Moderate Allocation Portfolio	198,908	206,289
MainStay VP Moderate Growth Allocation Portfolio	310,673	309,638
MainStay VP Growth Allocation Portfolio	171,267	122,435

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	98,046	$1,099,349
Shares redeemed	(135,451)	(1,519,277)

Net increase (decrease)	(37,405)	$(419,928)

Year ended December 31, 2016:
Shares sold	265,516	$2,882,084
Shares issued to shareholders in reinvestment of dividends and distributions	68,787	742,865
Shares redeemed	(317,493)	(3,420,875)

Net increase (decrease)	16,810	$204,074

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	3,342,551	$37,048,308
Shares redeemed	(6,957,897)	(77,136,305)

Net increase (decrease)	(3,615,346)	$(40,087,997)

Year ended December 31, 2016:
Shares sold	9,492,799	$102,040,691
Shares issued to shareholders in reinvestment of dividends and distributions	3,555,850	38,015,737
Shares redeemed	(18,938,102)	(201,949,675)

Net increase (decrease)	(5,889,453)	$(61,893,247)

MainStay VP Moderate Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	136,934	$1,515,227
Shares redeemed	(190,017)	(2,107,943)

Net increase (decrease)	(53,083)	$(592,716)

Year ended December 31, 2016:
Shares sold	374,346	$3,936,769
Shares issued to shareholders in reinvestment of dividends and distributions	257,927	2,691,876
Shares redeemed	(404,128)	(4,307,011)

Net increase (decrease)	228,145	$2,321,634

58	MainStay VP Allocation Portfolios

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	5,502,093	$60,141,888
Shares redeemed	(7,588,058)	(82,875,881)

Net increase (decrease)	(2,085,965)	$(22,733,993)

Year ended December 31, 2016:
Shares sold	10,236,997	$107,393,041
Shares issued to shareholders in reinvestment of dividends and distributions	6,894,693	71,420,894
Shares redeemed	(13,638,661)	(142,742,776)

Net increase (decrease)	3,493,029	$36,071,159

MainStay VP Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	283,460	$3,296,102
Shares redeemed	(163,480)	(1,896,430)

Net increase (decrease)	119,980	$1,399,672

Year ended December 31, 2016:
Shares sold	634,498	$6,951,943
Shares issued to shareholders in reinvestment of dividends and distributions	533,964	5,738,149
Shares redeemed	(392,706)	(4,293,871)

Net increase (decrease)	775,756	$8,396,221

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	7,563,394	$86,792,545
Shares redeemed	(10,463,596)	(119,725,022)

Net increase (decrease)	(2,900,202)	$(32,932,477)

Year ended December 31, 2016:
Shares sold	17,408,383	$188,537,632
Shares issued to shareholders in reinvestment of dividends and distributions	13,961,524	148,763,600
Shares redeemed	(18,889,898)	(206,037,662)

Net increase (decrease)	12,480,009	$131,263,570

MainStay VP Growth Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	339,938	$3,812,253
Shares redeemed	(224,649)	(2,527,257)

Net increase (decrease)	115,289	$1,284,996

Year ended December 31, 2016:
Shares sold	694,599	$7,207,897
Shares issued to shareholders in reinvestment of dividends and distributions	411,315	4,245,632
Shares redeemed	(276,629)	(2,919,034)

Net increase (decrease)	829,285	$8,534,495

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	8,558,420	$95,448,627
Shares redeemed	(5,094,428)	(56,722,290)

Net increase (decrease)	3,463,992	$38,726,337

Year ended December 31, 2016:
Shares sold	16,842,514	$173,877,742
Shares issued to shareholders in reinvestment of dividends and distributions	5,646,439	57,823,510
Shares redeemed	(8,412,098)	(88,056,815)

Net increase (decrease)	14,076,855	$143,644,437

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on each Allocation Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

59

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

60	MainStay VP Allocation Portfolios

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743135	MSVPAA10-08/17 (NYLIAC) NI507

MainStay VP S&P 500 Index Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	9.16%	17.54%	14.29%	6.92%	0.28%
Service Class Shares	6/5/2003	9.02	17.25	14.00	6.65	0.53

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	9.34%	17.90%	14.63%	7.18%
Average Lipper Variable Products S&P 500 Index Portfolio[4]	9.10	17.28	14.16%	6.81

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,091.60	$1.40	$1,023.50	$1.35	0.27%

Service Class Shares	$1,000.00	$1,090.20	$2.69	$1,022.20	$2.61	0.52%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Banks	5.7%
Oil, Gas & Consumable Fuels	4.5
Pharmaceuticals	4.4
Software	4.3
Internet Software & Services	4.0
Technology Hardware, Storage & Peripherals	3.6
IT Services	3.4
Semiconductors & Semiconductor Equipment	3.0
Media	2.7
Biotechnology	2.6
Capital Markets	2.6
Health Care Equipment & Supplies	2.5
Health Care Providers & Services	2.5
Equity Real Estate Investment Trusts (REITs)	2.5
Insurance	2.4
Internet & Direct Marketing Retail	2.4
Aerospace & Defense	2.1
Industrial Conglomerates	2.0
Specialty Retail	2.0
Chemicals	1.9
Diversified Telecommunication Services	1.9
Beverages	1.8
Electric Utilities	1.7
Food & Staples Retailing	1.6
Hotels, Restaurants & Leisure	1.6
Tobacco	1.6
Household Products	1.5
Diversified Financial Services	1.4
Machinery	1.4
Food Products	1.2
Communications Equipment	0.9
Multi-Utilities	0.9

Energy Equipment & Services	0.8%
Road & Rail	0.8
Consumer Finance	0.7
Air Freight & Logistics	0.6
Airlines	0.6
Life Sciences Tools & Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.5
Automobiles	0.4
Household Durables	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Professional Services	0.3
Auto Components	0.2
Metals & Mining	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Trading Companies & Distributors	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	12.2
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2017 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	Johnson & Johnson

7.	Exxon Mobil Corp.

8.	JPMorgan Chase & Co.

9.	Berkshire Hathaway, Inc. Class B

10.	Wells Fargo & Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP S&P 500 Index Portfolio returned 9.16% for Initial Class shares and 9.02% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,1 which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2017, Initial Class shares outperformed—and Service Class shares underperformed—the 9.10% return of the Average Lipper2 Variable Products S&P 500 Index Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Because these futures contracts closely track the performance of the S&P 500® Index, their overall impact on the Portfolio’s performance was positive.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that provided the highest total returns during the reporting period were heath care technology, diversified consumer services, and life sciences tools & services. Over the same period, the S&P 500® industries that provided the lowest total returns were energy equipment & services, multiline retail, and diversified telecommunication services.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Portfolio’s performance during the reporting period were Internet software & services; software; and

technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were oil, gas & consumable fuels; diversified telecommunication services; and energy equipment & services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were biotechnology company Vertex Pharmaceuticals; software company Activision Blizzard; and hotels, restaurants & leisure company Wynn Resorts. Over the same period, the S&P 500® stocks with the lowest total returns were energy equipment & services company Transocean; multiline retailer Macy’s; and oil, gas & consumable fuels company Anadarko Petroleum.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Portfolio’s absolute performance were technology hardware, storage & peripherals company Apple; Internet & catalog retail company Amazon.com; and Internet software & services company Facebook. Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s performance were oil, gas & consumable fuels company Exxon Mobil; industrial conglomerate General Electric; and diversified telecommunication services company Verizon Communications.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 20 additions to and 20 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index during the reporting period included biopharmaceutical research company Incyte and IT services company Computer Sciences Corporation. Significant deletions from the Index during the reporting period included Internet software & services company Yahoo! and oil, gas & consumable fuels company Spectra Energy.

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 87.7%†
Aerospace & Defense 2.1%
Arconic, Inc.	33,375	$755,945
Boeing Co.	42,631	8,430,280
General Dynamics Corp.	21,519	4,262,914
L3 Technologies, Inc.	5,852	977,752
Lockheed Martin Corp.	18,915	5,250,993
Northrop Grumman Corp.	13,228	3,395,760
Raytheon Co.	22,184	3,582,272
Rockwell Collins, Inc.	12,289	1,291,328
Textron, Inc.	20,430	962,253
TransDigm Group, Inc.	3,711	997,777
United Technologies Corp.	56,542	6,904,344

		36,811,618

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	10,722	736,387
Expeditors International of Washington, Inc.	13,650	770,952
FedEx Corp.	18,666	4,056,682
United Parcel Service, Inc. Class B	52,127	5,764,725

		11,328,746

Airlines 0.6%
Alaska Air Group, Inc.	9,350	839,256
American Airlines Group, Inc.	37,411	1,882,522
Delta Air Lines, Inc.	55,632	2,989,664
Southwest Airlines Co.	45,922	2,853,593
United Continental Holdings, Inc. (a)	21,382	1,608,995

		10,174,030

Auto Components 0.2%
BorgWarner, Inc.	15,175	642,813
Delphi Automotive PLC	20,328	1,781,749
Goodyear Tire & Rubber Co.	19,117	668,330

		3,092,892

Automobiles 0.4%
Ford Motor Co.	296,780	3,320,968
General Motors Co.	104,203	3,639,811
Harley-Davidson, Inc.	13,471	727,703

		7,688,482

Banks 5.7%
Bank of America Corp.	755,158	18,320,133
BB&T Corp.	61,301	2,783,678
Citigroup, Inc.	208,919	13,972,503
Citizens Financial Group, Inc.	38,671	1,379,781
Comerica, Inc.	13,359	978,413
Fifth Third Bancorp	57,102	1,482,368
Huntington Bancshares, Inc.	81,524	1,102,205
♦JPMorgan Chase & Co.	269,590	24,640,526
KeyCorp	83,246	1,560,030

	Shares	Value
Banks (continued)
M&T Bank Corp.	11,714	$1,897,082
People’s United Financial, Inc.	26,000	459,160
PNC Financial Services Group, Inc.	36,754	4,589,472
Regions Financial Corp.	91,310	1,336,778
SunTrust Banks, Inc.	36,718	2,082,645
U.S. Bancorp	120,208	6,241,199
♦Wells Fargo & Co.	341,150	18,903,122
Zions Bancorp.	15,249	669,584

		102,398,679

Beverages 1.8%
Brown-Forman Corp. Class B	13,437	653,038
Coca-Cola Co.	291,785	13,086,557
Constellation Brands, Inc. Class A	13,010	2,520,427
Dr. Pepper Snapple Group, Inc.	13,879	1,264,516
Molson Coors Brewing Co. Class B	13,879	1,198,313
Monster Beverage Corp. (a)	30,549	1,517,675
PepsiCo., Inc.	108,396	12,518,654

		32,759,180

Biotechnology 2.6%
AbbVie, Inc.	120,755	8,755,945
Alexion Pharmaceuticals, Inc. (a)	17,017	2,070,458
Amgen, Inc.	55,794	9,609,401
Biogen, Inc. (a)	16,209	4,398,474
Celgene Corp. (a)	59,250	7,694,798
Gilead Sciences, Inc.	99,023	7,008,848
Incyte Corp. (a)	12,818	1,613,914
Regeneron Pharmaceuticals, Inc. (a)	5,761	2,829,458
Vertex Pharmaceuticals, Inc. (a)	18,822	2,425,591

		46,406,887

Building Products 0.3%
Allegion PLC	7,160	580,819
Fortune Brands Home & Security, Inc.	11,518	751,435
Johnson Controls International PLC	71,184	3,086,538
Masco Corp.	24,333	929,764

		5,348,556

Capital Markets 2.6%
Affiliated Managers Group, Inc.	4,307	714,359
Ameriprise Financial, Inc.	11,568	1,472,491
Bank of New York Mellon Corp.	78,810	4,020,886
BlackRock, Inc.	9,192	3,882,793
CBOE Holdings, Inc.	6,905	631,117
Charles Schwab Corp.	92,035	3,953,824
CME Group, Inc.	25,783	3,229,063
E*TRADE Financial Corp. (a)	20,637	784,825
Franklin Resources, Inc.	26,126	1,170,183
Goldman Sachs Group, Inc.	27,778	6,163,938
Intercontinental Exchange, Inc.	45,002	2,966,532

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers, as of June 30, 2017, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Invesco, Ltd.	30,899	$1,087,336
Moody’s Corp.	12,616	1,535,115
Morgan Stanley	108,079	4,816,000
Nasdaq, Inc.	8,582	613,527
Northern Trust Corp.	16,337	1,588,120
Raymond James Financial, Inc.	9,688	777,171
S&P Global, Inc.	19,589	2,859,798
State Street Corp.	26,859	2,410,058
T. Rowe Price Group, Inc.	18,404	1,365,761

		46,042,897

Chemicals 1.9%
Air Products & Chemicals, Inc.	16,485	2,358,344
Albemarle Corp.	8,411	887,697
CF Industries Holdings, Inc.	17,400	486,504
Dow Chemical Co.	85,362	5,383,781
E.I. du Pont de Nemours & Co.	65,848	5,314,592
Eastman Chemical Co.	11,094	931,785
Ecolab, Inc.	19,846	2,634,556
FMC Corp.	9,975	728,674
International Flavors & Fragrances, Inc.	5,991	808,785
LyondellBasell Industries N.V. Class A	25,007	2,110,341
Monsanto Co.	33,297	3,941,033
Mosaic Co.	26,425	603,283
PPG Industries, Inc.	19,530	2,147,519
Praxair, Inc.	21,597	2,862,682
Sherwin-Williams Co.	6,107	2,143,313

		33,342,889

Commercial Services & Supplies 0.3%
Cintas Corp.	6,501	819,386
Republic Services, Inc.	17,579	1,120,310
Stericycle, Inc. (a)	6,345	484,250
Waste Management, Inc.	30,869	2,264,241

		4,688,187

Communications Equipment 0.9%
Cisco Systems, Inc.	378,963	11,861,542
F5 Networks, Inc. (a)	4,993	634,410
Harris Corp.	9,259	1,009,972
Juniper Networks, Inc.	28,878	805,119
Motorola Solutions, Inc.	12,562	1,089,628

		15,400,671

Construction & Engineering 0.1%
Fluor Corp.	10,571	483,941
Jacobs Engineering Group, Inc.	9,149	497,614
Quanta Services, Inc. (a)	11,249	370,317

		1,351,872

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,752	$1,057,700
Vulcan Materials Co.	9,953	1,260,846

		2,318,546

Consumer Finance 0.7%
American Express Co.	56,969	4,799,069
Capital One Financial Corp.	36,463	3,012,573
Discover Financial Services	28,849	1,794,119
Navient Corp.	21,640	360,306
Synchrony Financial	58,511	1,744,798

		11,710,865

Containers & Packaging 0.3%
Avery Dennison Corp.	6,801	601,004
Ball Corp.	26,567	1,121,393
International Paper Co.	31,331	1,773,648
Sealed Air Corp.	14,738	659,673
WestRock Co.	19,194	1,087,532

		5,243,250

Distributors 0.1%
Genuine Parts Co.	11,255	1,044,014
LKQ Corp. (a)	22,966	756,729

		1,800,743

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	15,641	483,463

Diversified Financial Services 1.4%
♦Berkshire Hathaway, Inc. Class B (a)	144,135	24,412,145
Leucadia National Corp.	24,186	632,706

		25,044,851

Diversified Telecommunication Services 1.9%
AT&T, Inc.	466,515	17,601,611
CenturyLink, Inc.	41,644	994,459
Level 3 Communications, Inc. (a)	22,212	1,317,172
Verizon Communications, Inc.	309,546	13,824,324

		33,737,566

Electric Utilities 1.7%
Alliant Energy Corp.	17,073	685,822
American Electric Power Co., Inc.	37,252	2,587,897
Duke Energy Corp.	53,003	4,430,521
Edison International	24,548	1,919,408
Entergy Corp.	13,533	1,038,928
Eversource Energy	23,964	1,454,855
Exelon Corp.	70,198	2,532,042
FirstEnergy Corp.	33,613	980,155
NextEra Energy, Inc.	35,424	4,963,965
PG&E Corp.	38,779	2,573,762
Pinnacle West Capital Corp.	8,465	720,879
PPL Corp.	51,885	2,005,874

10	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Southern Co.	75,471	$3,613,552
Xcel Energy, Inc.	38,272	1,755,919

		31,263,579

Electrical Equipment 0.5%
Acuity Brands, Inc.	3,280	666,758
AMETEK, Inc.	17,385	1,053,010
Eaton Corp. PLC	33,941	2,641,628
Emerson Electric Co.	48,870	2,913,629
Rockwell Automation, Inc.	9,687	1,568,907

		8,843,932

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. Class A	23,280	1,718,530
Corning, Inc.	69,828	2,098,331
FLIR Systems, Inc.	10,312	357,414
TE Connectivity, Ltd.	26,740	2,103,903

		6,278,178

Energy Equipment & Services 0.8%
Baker Hughes, Inc.	32,310	1,761,218
Halliburton Co.	65,679	2,805,150
Helmerich & Payne, Inc.	8,046	437,220
National Oilwell Varco, Inc.	28,533	939,877
Schlumberger, Ltd.	105,619	6,953,955
TechnipFMC PLC (a)	35,487	965,247
Transocean, Ltd. (a)	29,193	240,258

		14,102,925

Equity Real Estate Investment Trusts (REITs) 2.5%
Alexandria Real Estate Equities, Inc.	6,917	833,291
American Tower Corp.	32,364	4,282,404
Apartment Investment & Management Co. Class A	11,677	501,761
AvalonBay Communities, Inc.	10,404	1,999,337
Boston Properties, Inc.	11,580	1,424,572
Crown Castle International Corp.	27,805	2,785,505
Digital Realty Trust, Inc.	12,124	1,369,406
Equinix, Inc.	5,885	2,525,607
Equity Residential	27,860	1,834,024
Essex Property Trust, Inc.	4,930	1,268,341
Extra Space Storage, Inc.	9,375	731,250
Federal Realty Investment Trust	5,427	685,918
GGP, Inc.	43,996	1,036,546
HCP, Inc.	35,115	1,122,275
Host Hotels & Resorts, Inc.	56,109	1,025,111
Iron Mountain, Inc.	18,447	633,839
Kimco Realty Corp.	32,109	589,200
Macerich Co.	9,206	534,500
Mid-America Apartment Communities, Inc.	8,551	901,104
Prologis, Inc.	40,241	2,359,732
Public Storage	11,313	2,359,100

	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.	20,594	$1,136,377
Regency Centers Corp.	11,031	690,982
Simon Property Group, Inc.	23,710	3,835,330
SL Green Realty Corp.	7,734	818,257
UDR, Inc.	20,092	782,985
Ventas, Inc.	26,752	1,858,729
Vornado Realty Trust	12,993	1,220,043
Welltower, Inc.	27,809	2,081,504
Weyerhaeuser Co.	57,009	1,909,801

		45,136,831

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	33,254	5,318,312
CVS Health Corp.	77,307	6,220,121
Kroger Co.	69,249	1,614,887
Sysco Corp.	37,362	1,880,430
Wal-Mart Stores, Inc.	112,181	8,489,858
Walgreens Boots Alliance, Inc.	64,653	5,062,976
Whole Foods Market, Inc.	24,332	1,024,621

		29,611,205

Food Products 1.2%
Archer-Daniels-Midland Co.	43,470	1,798,789
Campbell Soup Co.	14,430	752,524
Conagra Brands, Inc.	30,700	1,097,832
General Mills, Inc.	43,718	2,421,977
Hershey Co.	10,634	1,141,773
Hormel Foods Corp.	20,141	687,010
J.M. Smucker Co.	8,779	1,038,819
Kellogg Co.	19,048	1,323,074
Kraft Heinz Co.	45,274	3,877,265
McCormick & Co., Inc.	8,681	846,484
Mondelez International, Inc. Class A	115,132	4,972,551
Tyson Foods, Inc. Class A	21,951	1,374,791

		21,332,889

Health Care Equipment & Supplies 2.5%
Abbott Laboratories	131,788	6,406,215
Align Technology, Inc. (a)	5,730	860,188
Baxter International, Inc.	36,881	2,232,776
Becton Dickinson & Co.	17,252	3,366,038
Boston Scientific Corp. (a)	103,911	2,880,413
C.R. Bard, Inc.	5,472	1,729,754
Cooper Cos., Inc.	3,667	877,953
Danaher Corp.	46,345	3,911,054
DENTSPLY SIRONA, Inc.	17,533	1,136,840
Edwards Lifesciences Corp. (a)	15,934	1,884,036
Hologic, Inc. (a)	20,920	949,350
IDEXX Laboratories, Inc. (a)	6,685	1,079,093
Intuitive Surgical, Inc. (a)	2,782	2,602,199
Medtronic PLC	103,730	9,206,037
Stryker Corp.	23,540	3,266,881

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (a)	6,981	$720,369
Zimmer Biomet Holdings, Inc.	15,269	1,960,539

		45,069,735

Health Care Providers & Services 2.5%
Aetna, Inc.	25,134	3,816,095
AmerisourceBergen Corp.	12,608	1,191,834
Anthem, Inc.	20,029	3,768,056
Cardinal Health, Inc.	24,024	1,871,950
Centene Corp. (a)	13,033	1,041,076
Cigna Corp.	19,396	3,246,696
DaVita, Inc. (a)	11,939	773,170
Envision Healthcare Corp. (a)	8,837	553,815
Express Scripts Holding Co. (a)	45,076	2,877,652
HCA Holdings, Inc. (a)	21,873	1,907,326
Henry Schein, Inc. (a)	6,016	1,101,048
Humana, Inc.	10,960	2,637,195
Laboratory Corp. of America Holdings (a)	7,698	1,186,570
McKesson Corp.	16,017	2,635,437
Patterson Cos., Inc.	6,235	292,733
Quest Diagnostics, Inc.	10,483	1,165,290
UnitedHealth Group, Inc.	73,123	13,558,467
Universal Health Services, Inc. Class B	6,807	830,999

		44,455,409

Health Care Technology 0.1%
Cerner Corp. (a)	22,292	1,481,749

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	31,702	2,078,700
Chipotle Mexican Grill, Inc. (a)	2,195	913,339
Darden Restaurants, Inc.	9,299	841,002
Hilton Worldwide Holdings, Inc.	15,531	960,592
Marriott International, Inc. Class A	23,575	2,364,808
McDonald’s Corp.	61,848	9,472,640
Royal Caribbean Cruises, Ltd.	12,622	1,378,701
Starbucks Corp.	109,883	6,407,278
Wyndham Worldwide Corp.	7,975	800,770
Wynn Resorts, Ltd.	6,065	813,438
Yum! Brands, Inc.	25,125	1,853,220

		27,884,488

Household Durables 0.4%
D.R. Horton, Inc.	25,526	882,434
Garmin, Ltd.	8,681	442,991
Leggett & Platt, Inc.	10,160	533,705
Lennar Corp. Class A	15,435	822,994
Mohawk Industries, Inc. (a)	4,749	1,147,786
Newell Brands, Inc.	36,658	1,965,602
PulteGroup, Inc.	21,730	533,037
Whirlpool Corp.	5,613	1,075,563

		7,404,112

	Shares	Value
Household Products 1.5%
Church & Dwight Co., Inc.	18,930	$982,088
Clorox Co.	9,755	1,299,756
Colgate-Palmolive Co.	66,885	4,958,185
Kimberly-Clark Corp.	26,952	3,479,773
Procter & Gamble Co.	194,074	16,913,549

		27,633,351

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	49,453	549,423
NRG Energy, Inc.	23,454	403,878

		953,301

Industrial Conglomerates 2.0%
3M Co.	45,386	9,448,911
General Electric Co.	660,990	17,853,340
Honeywell International, Inc.	57,847	7,710,427
Roper Technologies, Inc.	7,718	1,786,948

		36,799,626

Insurance 2.4%
Aflac, Inc.	30,139	2,341,198
Allstate Corp.	27,819	2,460,312
American International Group, Inc.	66,520	4,158,830
Aon PLC	19,876	2,642,514
Arthur J. Gallagher & Co.	13,569	776,825
Assurant, Inc.	4,161	431,454
Chubb, Ltd.	35,461	5,155,320
Cincinnati Financial Corp.	11,169	809,194
Everest Re Group, Ltd.	3,116	793,302
Hartford Financial Services Group, Inc.	27,900	1,466,703
Lincoln National Corp.	17,018	1,150,077
Loews Corp.	20,844	975,708
Marsh & McLennan Cos., Inc.	38,951	3,036,620
MetLife, Inc.	81,985	4,504,256
Principal Financial Group, Inc.	20,324	1,302,159
Progressive Corp.	44,079	1,943,443
Prudential Financial, Inc.	32,509	3,515,523
Torchmark Corp.	8,454	646,731
Travelers Cos., Inc.	21,246	2,688,256
Unum Group	17,317	807,492
Willis Towers Watson PLC	9,652	1,403,980
XL Group, Ltd.	19,856	869,693

		43,879,590

Internet & Direct Marketing Retail 2.4%
♦Amazon.com, Inc. (a)	30,103	29,139,704
Expedia, Inc.	9,225	1,374,064
Netflix, Inc. (a)	32,608	4,871,961
Priceline Group, Inc. (a)	3,732	6,980,781
TripAdvisor, Inc. (a)	8,436	322,255

		42,688,765

12	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services 4.0%
Akamai Technologies, Inc. (a)	13,283	$661,626
♦Alphabet, Inc. (a)
Class A	22,584	20,995,893
Class C	22,642	20,575,465
eBay, Inc. (a)	76,796	2,681,716
♦Facebook, Inc. Class A (a)	179,362	27,080,075
VeriSign, Inc. (a)	6,699	622,739

		72,617,514

IT Services 3.4%
Accenture PLC Class A	47,170	5,833,986
Alliance Data Systems Corp.	4,248	1,090,419
Automatic Data Processing, Inc.	33,950	3,478,517
Cognizant Technology Solutions Corp. Class A	44,732	2,970,205
CSRA, Inc.	11,104	352,552
DXC Technology Co.	21,513	1,650,477
Fidelity National Information Services, Inc.	25,107	2,144,138
Fiserv, Inc. (a)	16,129	1,973,222
Gartner, Inc. (a)	6,814	841,597
Global Payments, Inc.	11,543	1,042,564
International Business Machines Corp.	64,874	9,979,567
Mastercard, Inc. Class A	71,176	8,644,325
Paychex, Inc.	24,317	1,384,610
PayPal Holdings, Inc. (a)	84,772	4,549,713
Total System Services, Inc.	12,636	736,047
Visa, Inc. Class A	140,095	13,138,109
Western Union Co.	35,790	681,800

		60,491,848

Leisure Products 0.1%
Hasbro, Inc.	8,504	948,281
Mattel, Inc.	25,841	556,357

		1,504,638

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	24,399	1,447,105
Illumina, Inc. (a)	11,020	1,912,190
Mettler-Toledo International, Inc. (a)	1,965	1,156,481
PerkinElmer, Inc.	8,250	562,155
Thermo Fisher Scientific, Inc.	29,656	5,174,082
Waters Corp. (a)	6,071	1,116,093

		11,368,106

Machinery 1.4%
Caterpillar, Inc.	44,706	4,804,107
Cummins, Inc.	11,690	1,896,352
Deere & Co.	22,330	2,759,765
Dover Corp.	11,781	945,072
Flowserve Corp.	9,770	453,621
Fortive Corp.	22,652	1,435,004
Illinois Tool Works, Inc.	23,693	3,394,022

	Shares	Value
Machinery (continued)
Ingersoll-Rand PLC	19,444	$1,776,987
PACCAR, Inc.	26,655	1,760,296
Parker-Hannifin Corp.	10,151	1,622,333
Pentair PLC	12,563	835,942
Snap-on, Inc.	4,335	684,930
Stanley Black & Decker, Inc.	11,591	1,631,201
Xylem, Inc.	13,390	742,208

		24,741,840

Media 2.7%
CBS Corp. Class B	28,178	1,797,193
Charter Communications, Inc. Class A (a)	16,330	5,500,760
Comcast Corp. Class A	359,122	13,977,028
Discovery Communications, Inc. (a)
Class A	11,160	288,263
Class C	16,012	403,662
DISH Network Corp. Class A (a)	17,191	1,078,907
Interpublic Group of Cos., Inc.	30,334	746,216
News Corp.
Class A	28,483	390,217
Class B	8,047	113,865
Omnicom Group, Inc.	17,661	1,464,097
Scripps Networks Interactive, Inc. Class A	7,063	482,474
Time Warner, Inc.	58,848	5,908,928
Twenty-First Century Fox, Inc.
Class A	79,723	2,259,350
Class B	36,700	1,022,829
Viacom, Inc. Class B	26,324	883,697
Walt Disney Co.	110,387	11,728,619

		48,046,105

Metals & Mining 0.2%
Freeport-McMoRan, Inc. (a)	101,283	1,216,409
Newmont Mining Corp.	40,462	1,310,564
Nucor Corp.	24,156	1,397,908

		3,924,881

Multi-Utilities 0.9%
Ameren Corp.	18,411	1,006,529
CenterPoint Energy, Inc.	32,702	895,381
CMS Energy Corp.	21,135	977,494
Consolidated Edison, Inc.	23,111	1,867,831
Dominion Energy, Inc.	47,586	3,646,515
DTE Energy Co.	13,556	1,434,089
NiSource, Inc.	24,504	621,421
Public Service Enterprise Group, Inc.	38,118	1,639,455
SCANA Corp.	10,669	714,930
Sempra Energy	19,032	2,145,858
WEC Energy Group, Inc.	23,844	1,463,545

		16,413,048

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.3%
Dollar General Corp.	19,201	$1,384,200
Dollar Tree, Inc. (a)	17,960	1,255,763
Kohl’s Corp.	12,936	500,235
Macy’s, Inc.	23,093	536,681
Nordstrom, Inc.	8,755	418,752
Target Corp.	42,134	2,203,187

		6,298,818

Oil, Gas & Consumable Fuels 4.5%
Anadarko Petroleum Corp.	42,254	1,915,796
Apache Corp.	28,588	1,370,223
Cabot Oil & Gas Corp.	35,324	885,926
Chesapeake Energy Corp. (a)	56,138	279,006
Chevron Corp.	143,761	14,998,585
Cimarex Energy Co.	7,175	674,522
Concho Resources, Inc. (a)	11,255	1,367,820
ConocoPhillips	93,605	4,114,876
Devon Energy Corp.	39,394	1,259,426
EOG Resources, Inc.	43,804	3,965,138
EQT Corp.	12,942	758,272
♦Exxon Mobil Corp.	321,527	25,956,875
Hess Corp.	20,281	889,727
Kinder Morgan, Inc.	145,684	2,791,305
Marathon Oil Corp.	63,245	749,453
Marathon Petroleum Corp.	39,396	2,061,593
Murphy Oil Corp.	12,195	312,558
Newfield Exploration Co. (a)	14,853	422,716
Noble Energy, Inc.	34,485	975,925
Occidental Petroleum Corp.	57,903	3,466,653
ONEOK, Inc.	18,290	954,006
Phillips 66	33,288	2,752,585
Pioneer Natural Resources Co.	12,907	2,059,699
Range Resources Corp.	14,165	328,203
Tesoro Corp.	11,436	1,070,410
Valero Energy Corp.	33,936	2,289,323
Williams Cos., Inc.	62,564	1,894,438

		80,565,059

Personal Products 0.1%
Coty, Inc. Class A	35,511	666,187
Estee Lauder Cos., Inc. Class A	16,840	1,616,303

		2,282,490

Pharmaceuticals 4.4%
Allergan PLC	25,486	6,195,392
Bristol-Myers Squibb Co.	125,117	6,971,519
Eli Lilly & Co.	73,559	6,053,906
♦Johnson & Johnson	204,410	27,041,399
Mallinckrodt PLC (a)	7,509	336,478
Merck & Co., Inc.	207,547	13,301,687
Mylan N.V. (a)	34,661	1,345,540

	Shares	Value
Pharmaceuticals (continued)
Perrigo Co. PLC	10,768	$813,199
Pfizer, Inc.	452,845	15,211,064
Zoetis, Inc.	37,329	2,328,583

		79,598,767

Professional Services 0.3%
Equifax, Inc.	9,122	1,253,545
IHS Markit, Ltd. (a)	24,030	1,058,281
Nielsen Holdings PLC	25,329	979,219
Robert Half International, Inc.	9,905	474,747
Verisk Analytics, Inc. (a)	11,722	988,985

		4,754,777

Real Estate Management & Development 0.0%‡
CBRE Group, Inc., Class A (a)	22,524	819,874

Road & Rail 0.8%
CSX Corp.	70,188	3,829,457
J.B. Hunt Transport Services, Inc.	6,578	601,098
Kansas City Southern	8,147	852,583
Norfolk Southern Corp.	22,117	2,691,639
Union Pacific Corp.	61,269	6,672,807

		14,647,584

Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc. (a)	58,443	729,369
Analog Devices, Inc.	27,849	2,166,652
Applied Materials, Inc.	81,732	3,376,349
Broadcom, Ltd.	30,456	7,097,771
Intel Corp.	357,323	12,056,078
KLA-Tencor Corp.	11,874	1,086,590
Lam Research Corp.	12,302	1,739,872
Microchip Technology, Inc.	17,368	1,340,462
Micron Technology, Inc. (a)	78,532	2,344,965
NVIDIA Corp.	45,149	6,526,739
Qorvo, Inc. (a)	9,630	609,772
QUALCOMM, Inc.	111,901	6,179,173
Skyworks Solutions, Inc.	14,038	1,346,946
Texas Instruments, Inc.	75,586	5,814,831
Xilinx, Inc.	18,859	1,213,011

		53,628,580

Software 4.3%
Activision Blizzard, Inc.	52,403	3,016,841
Adobe Systems, Inc. (a)	37,544	5,310,223
ANSYS, Inc. (a)	6,488	789,460
Autodesk, Inc. (a)	14,712	1,483,264
CA, Inc.	23,693	816,698
Citrix Systems, Inc. (a)	11,479	913,499
Electronic Arts, Inc. (a)	23,417	2,475,645
Intuit, Inc.	18,462	2,451,938
♦Microsoft Corp.	585,839	40,381,882
Oracle Corp.	227,925	11,428,159

14	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Red Hat, Inc. (a)	13,646	$1,306,605
salesforce.com, Inc. (a)	50,782	4,397,721
Symantec Corp.	46,154	1,303,851
Synopsys, Inc. (a)	11,425	833,225

		76,909,011

Specialty Retail 2.0%
Advance Auto Parts, Inc.	5,564	648,707
AutoNation, Inc. (a)	5,000	210,800
AutoZone, Inc. (a)	2,157	1,230,482
Bed Bath & Beyond, Inc.	11,024	335,130
Best Buy Co., Inc.	20,132	1,154,167
CarMax, Inc. (a)	14,054	886,245
Foot Locker, Inc.	10,028	494,180
Gap, Inc.	17,102	376,073
Home Depot, Inc.	90,799	13,928,567
L Brands, Inc.	18,211	981,391
Lowe’s Cos., Inc.	65,110	5,047,978
O’Reilly Automotive, Inc. (a)	6,961	1,522,649
Ross Stores, Inc.	29,880	1,724,972
Signet Jewelers, Ltd.	5,253	332,200
Staples, Inc.	48,047	483,833
Tiffany & Co.	8,093	759,690
TJX Cos., Inc.	48,812	3,522,762
Tractor Supply Co.	10,028	543,618
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,417	1,269,181

		35,452,625

Technology Hardware, Storage & Peripherals 3.6%
♦Apple, Inc. (b)	395,630	56,978,633
Hewlett Packard Enterprise Co.	125,862	2,088,050
HP, Inc.	128,291	2,242,527
NetApp, Inc.	20,527	822,106
Seagate Technology PLC	22,323	865,016
Western Digital Corp.	22,100	1,958,060
Xerox Corp.	16,046	461,002

		65,415,394

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	21,181	1,002,708
Hanesbrands, Inc.	27,656	640,513
Michael Kors Holdings, Ltd. (a)	11,835	429,019
NIKE, Inc. Class B	100,399	5,923,541
PVH Corp.	5,988	685,626
Ralph Lauren Corp.	4,248	313,502
Under Armour, Inc. (a)
Class A	13,618	296,328
Class C	13,714	276,474
VF Corp.	24,331	1,401,466

		10,969,177

	Shares	Value
Tobacco 1.6%
Altria Group, Inc.	146,575	$10,915,440
Philip Morris International, Inc.	117,956	13,853,932
Reynolds American, Inc.	62,657	4,075,212

		28,844,584

Trading Companies & Distributors 0.1%
Fastenal Co.	21,627	941,423
United Rentals, Inc. (a)	6,363	717,174
W.W. Grainger, Inc.	4,101	740,354

		2,398,951

Water Utilities 0.1%
American Water Works Co., Inc.	13,345	1,040,243

Total Common Stocks (Cost $612,559,266)		1,574,728,449	(c)

	Principal Amount
Short-Term Investments 12.2% (d)
U.S. Government 12.2%
United States Treasury Bills 12.2%
0.685—0.738%, due 7/6/17	$2,500,000	2,499,758
0.678—0.883%, due 7/6/17	167,400,000	167,383,322
0.721—0.813%, due 7/6/17	28,600,000	28,597,030
0.776%, due 7/20/17	500,000	499,798
0.771%, due 7/27/17 (b)	8,000,000	7,995,618
0.957—0.965%, due 8/24/17	3,700,000	3,694,765
0.992%, due 9/14/17	500,000	499,040
0.994—1.045%, due 10/5/17	5,500,000	5,485,425
1.011—1.012%, due 10/5/17	1,900,000	1,894,965

Total Short-Term Investments (Cost $218,549,571)		218,549,721

Total Investments (Cost $831,108,837) (e)	99.9%	1,793,278,170
Other Assets, Less Liabilities	0.1	1,313,650
Net Assets	100.0%	$1,794,591,820

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security which was maintained at the broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of June 30, 2017, cost was $851,485,219 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$974,926,939
Gross unrealized depreciation	(33,133,988)

Net unrealized appreciation	$941,792,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

As of June 30, 2017, the Portfolio held the following futures contract:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[1]
Standard & Poor’s 500 Index Mini	1,802	September 2017	$218,123,090	$(1,272,732)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,574,728,449	$—	$—	$1,574,728,449
Short-Term Investments	—	218,549,721	—	218,549,721

Total Investments in Securities	$1,574,728,449	$218,549,721	$—	$1,793,278,170

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(1,272,732)	$—	$—	$(1,272,732)

Total Other Financial Instruments	$(1,272,732)	$—	$—	$(1,272,732)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $831,108,837)	$1,793,278,170
Cash	62,681
Receivables:
Dividends and interest	1,573,409
Fund shares sold	1,033,356
Investment securities sold	518,872
Variation margin on futures contracts	82,393
Other assets	8,858

Total assets	1,796,557,739

Liabilities
Payables:
Investment securities purchased	1,000,185
Manager (See Note 3)	353,042
Fund shares redeemed	233,626
NYLIFE Distributors (See Note 3)	156,004
Shareholder communication	147,179
Custodian	32,181
Professional fees	21,311
Trustees	2,658
Accrued expenses	19,733

Total liabilities	1,965,919

Net assets	$1,794,591,820

Net Assets Consists of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,430
Additional paid-in capital	767,818,637

767,856,067
Undistributed net investment income	36,338,140
Accumulated net realized gain (loss) on investments and futures transactions	29,501,012
Net unrealized appreciation (depreciation) on investments and futures contracts	960,896,601

Net assets	$1,794,591,820

Initial Class
Net assets applicable to outstanding shares	$1,032,384,703

Shares of beneficial interest outstanding	21,468,186

Net asset value per share outstanding	$48.09

Service Class
Net assets applicable to outstanding shares	$762,207,117

Shares of beneficial interest outstanding	15,961,834

Net asset value per share outstanding	$47.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$15,193,864
Interest	548,447

Total income	15,742,311

Expenses
Manager (See Note 3)	2,014,142
Distribution/Service—Service Class (See Note 3)	864,734
Shareholder communication	115,920
Professional fees	57,215
Trustees	19,821
Custodian	8,459
Miscellaneous	39,026

Total expenses	3,119,317

Net investment income (loss)	12,622,994

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts

Net realized gain (loss) on:
Investment transactions	3,817,183
Futures transactions	14,685,830

Net realized gain (loss) on investments and futures transactions	18,503,013

Net change in unrealized appreciation (depreciation) on:
Investments	112,582,895
Futures contracts	(621,226)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	111,961,669

Net realized and unrealized gain (loss) on investments and futures transactions	130,464,682

Net increase (decrease) in net assets resulting from operations	$143,087,676

18	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,622,994	$22,346,018
Net realized gain (loss) on investments and futures transactions	18,503,013	31,107,138
Net change in unrealized appreciation (depreciation) on investments and futures contracts	111,961,669	96,773,823

Net increase (decrease) in net assets resulting from operations	143,087,676	150,226,979

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(13,902,852)
Service Class	—	(7,713,633)

	—	(21,616,485)

From net realized gain on investments:
Initial Class	—	(25,091,149)
Service Class	—	(15,978,530)

	—	(41,069,679)

Total dividends and distributions to shareholders	—	(62,686,164)

Capital share transactions:
Net proceeds from sale of shares	237,901,119	301,568,454
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	62,686,163
Cost of shares redeemed	(99,041,207)	(433,810,967)

Increase (decrease) in net assets derived from capital share transactions	138,859,912	(69,556,350)

Net increase (decrease) in net assets	281,947,588	17,984,465

Net Assets
Beginning of period	1,512,644,232	1,494,659,767

End of period	$1,794,591,820	$1,512,644,232

Undistributed net investment income at end of period	$36,338,140	$23,715,146

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$44.05		$41.29	$41.99	$37.58	$28.93	$25.42

Net investment income (loss)	0.37	(a)	0.70 (a)	0.70 (a)	0.66 (a)	0.59 (a)	0.54
Net realized and unrealized gain (loss) on investments	3.67		4.02	(0.29)	4.34	8.61	3.45

Total from investment operations	4.04		4.72	0.41	5.00	9.20	3.99

Less dividends and distributions:
From net investment income	—		(0.70)	(0.60)	(0.59)	(0.55)	(0.48)
From net realized gain on investments	—		(1.26)	(0.51)	—	—	—

Total dividends and distributions	—		(1.96)	(1.11)	(0.59)	(0.55)	(0.48)

Net asset value at end of period	$48.09		$44.05	$41.29	$41.99	$37.58	$28.93

Total investment return (b)	9.17	%(c)	11.62%	1.10%	13.35%	32.01%	15.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61	%††	1.66%	1.67%	1.68%	1.76%	1.93%
Net expenses	0.27	%††	0.28%	0.27%	0.28%	0.28%	0.29%
Expenses (before waiver/reimbursement)	0.27	%††	0.28%	0.27%	0.28%	0.30%	0.34%
Portfolio turnover rate	2%		3%	3%	3%	8%	10%
Net assets at end of period (in 000’s)	$1,032,385		$899,633	$1,017,929	$890,188	$853,187	$773,233

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$43.80		$41.08	$41.79	$37.44	$28.84	$25.34

Net investment income (loss)	0.31	(a)	0.59 (a)	0.60 (a)	0.56 (a)	0.51 (a)	0.47
Net realized and unrealized gain (loss) on investments	3.64		4.00	(0.28)	4.30	8.57	3.44

Total from investment operations	3.95		4.59	0.32	4.86	9.08	3.91

Less dividends and distributions:
From net investment income	—		(0.61)	(0.52)	(0.51)	(0.48)	(0.41)
From net realized gain on investments	—		(1.26)	(0.51)	—	—	—

Total dividends and distributions	—		(1.87)	(1.03)	(0.51)	(0.48)	(0.41)

Net asset value at end of period	$47.75		$43.80	$41.08	$41.79	$37.44	$28.84

Total investment return (b)	9.02%		11.34%	0.85%	13.06%	31.68%	15.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36	%††	1.41%	1.42%	1.43%	1.52%	1.67%
Net expenses	0.52	%††	0.53%	0.52%	0.53%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.52	%††	0.53%	0.52%	0.53%	0.55%	0.59%
Portfolio turnover rate	2%		3%	3%	3%	8%	10%
Net assets at end of period (in 000’s)	$762,207		$613,011	$476,730	$423,009	$343,782	$248,084

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

20	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(b)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it

22	MainStay VP S&P 500 Index Portfolio

trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily

23

Notes to Financial Statements (Unaudited) (continued)

fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and future contracts (a)	$(1,272,732)	$(1,272,732)

Total Fair Value		$(1,272,732)	$(1,272,732)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$14,685,830	$14,685,830

Total Realized Gain (Loss)		$14,685,830	$14,685,830

24	MainStay VP S&P 500 Index Portfolio

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures transactions	$(621,226)	$(621,226)

Total Change in Unrealized Appreciation (Depreciation)		$(621,226)	$(621,226)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$187,908,938	$187,908,938

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.25 up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.24%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,014,142.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$24,647,392	$38,038,772

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or

25

Notes to Financial Statements (Unaudited) (continued)

different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were $115,644 and $25,963, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,368,513	$109,634,191
Shares redeemed	(1,321,417)	(61,699,785)

Net increase (decrease)	1,047,096	$47,934,406

Year ended December 31, 2016:
Shares sold	3,752,930	$159,121,032
Shares issued to shareholders in reinvestment of dividends and distributions	920,911	38,994,001
Shares redeemed	(8,902,980)	(369,138,236)

Net increase (decrease)	(4,229,139)	$(171,023,203)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,772,456	$128,266,928
Shares redeemed	(806,479)	(37,341,422)

Net increase (decrease)	1,965,977	$90,925,506

Year ended December 31, 2016:
Shares sold	3,373,427	$142,447,422
Shares issued to shareholders in reinvestment of dividends and distributions	562,456	23,692,162
Shares redeemed	(1,543,767)	(64,672,731)

Net increase (decrease)	2,392,116	$101,466,853

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

26	MainStay VP S&P 500 Index Portfolio

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s order granting the motion to dismiss is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Common Stock Portfolio	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following: Effective August 4, 2017, the management fee the Fund pays New York Life Investments on behalf of the Portfolio is as follows: 0.16% on assets up to $2.5 billion and 0.15% on assets over $2.5 billion. As of the same date, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses related to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of the Portfolio’s Initial Class shares do not exceed 0.16% of average daily net assets, with an equivalent waiver or reimbursement applied to Service Class shares. For more information on these changes, please see the Prospectus supplement dated August 4, 2017.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP S&P 500 Index Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743150	MSVPSP10-08/17 (NYLIAC) NI529

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	6.82%	9.54%	9.07%	6.08%	0.63%
Service Class Shares	6/4/2003	6.69	9.27	8.79	5.82	0.88

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[2]	10.66%	18.20%	11.38%	3.97%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	2.27	–0.31	2.21	4.48
Blended Benchmark Index[4]	6.40	8.61	6.84	4.59
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[5]	7.70	12.52	9.01	5.17

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,068.20	$3.23	$1,021.70	$3.16	0.63%

Service Class Shares	$1,000.00	$1,066.90	$4.51	$1,020.40	$4.41	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.25%–2.25%, due 7/31/23–11/15/26

2.	Verizon Communications, Inc.

3.	AT&T, Inc.

4.	Morgan Stanley, 2.375%–6.25%, due 7/23/19–12/31/49

5.	Philip Morris International, Inc.
6.	BCE, Inc.

7.	Welltower, Inc.

8.	Vodafone Group PLC

9.	PPL Corp.

10.	Imperial Brands PLC

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, CFA and Louis N. Cohen, CFA, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Income Builder Portfolio returned 6.82% for Initial Class shares and 6.69% for Service Class shares. Over the same period, both share classes underperformed the 10.66% return of the MSCI World Index,1 which is the Portfolio’s primary benchmark. Over the same period, both share classes outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s secondary benchmark, and the 6.40% return of the Blended Benchmark Index,1 which is an additional benchmark of the Portfolio. Both share classes underperformed the 7.70% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2017.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

Investors deemphasized dividend-producing stocks during the reporting period in favor of stocks with above-average exposure to a cyclical economic upturn. Relative to the MSCI World Index, the performance of the equity portion of the Portfolio benefited from stock selection in the consumer staples, energy and telecommunication services sectors. Relative performance was hurt by having an overweight position relative to the benchmark in the telecommunication services sector and by stock selection and an underweight position relative to the MSCI World Index in the information technology sector. Many companies in the equity portion of the Portfolio continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction.

Which market segments were the strongest positive contributors to the relative performance of the equity portion of the Portfolio, and which market segments detracted the most?

The strongest contributions to the performance of the equity portion of the Portfolio relative to the MSCI World Index came from the consumer staples and energy sectors. (Contributions take weightings and total returns into account.) Strong returns in the consumer staples sector were driven by stocks in the tobacco, food products and beverage industries. Energy holdings in the equity portion of the Portfolio, which tend to be larger integrated energy companies, held up better than the sector as a whole. The information technology sector, which was the best-performing sector in the MSCI World Index during the reporting period, was the most substantial detractor from relative performance in the equity portion of the Portfolio because of stock selection and an underweight position. An overweight position in the telecommunication services sector also hurt relative performance, as this sector lagged the MSCI World Index because of price competition among major U.S. wireless providers. The telecommunication services holdings in the equity portion of the Portfolio, however, collectively out-performed the corresponding sector in the MSCI World Index.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

Tobacco stocks Philip Morris International and British American Tobacco made strong positive contributions to the absolute performance of the equity portion of the Portfolio during the reporting period. The tobacco industry continued to be rewarded for its consistent cash-flow generation supported by strong pricing power, disciplined cost controls and low reinvestment needs. Shares of both companies rose on news of a proposed merger of Reynolds American and British American Tobacco that could further consolidate the tobacco industry. Pharmaceutical company AstraZeneca was another strong contributor to absolute performance in the equity portion of the Portfolio. The stock was lifted by strong financial results, which conveyed higher confidence about the company’s growth outlook. Shares were further boosted by a favorable report on a cancer drug trial and a new drug marketing approval in China. Cash flow remains supportive of the company’s attractive dividend and a broad pipeline of drugs in development provides support for expected future cash-flow growth.

The largest detractor from absolute performance in the equity portion of the Portfolio was telecommunication services provider Verizon. The company’s shares were pressured when Verizon’s wireless segment faced an increased competitive environment that included a return to unlimited data offerings from all major carriers. Despite the current environment, Verizon remained focused on its network-first strategy, which we believe may allow the company to distinguish itself from the other industry participants over the longer term. Verizon has a well-covered dividend and has progressed on its debt-reduction plans. Occidental Petroleum, which explores, produces and markets crude oil and natural gas, was another weak performer in the equity portion of the Portfolio. During the reporting period, Occidental’s shares declined along with the slump in the energy sector. We believe that the company is well positioned in its

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Income Builder Portfolio

industry and remains committed to returning cash to shareholders via an attractive dividend. In the equity portion of the Portfolio, shares of semiconductor company Qualcomm were hurt by a lawsuit from Apple that takes issue on the size of royalty rates and the way they are calculated and determined. In April 2017, Qualcomm confirmed that royalties were being withheld by contract manufacturers and Apple declared that it would cease paying contract manufacturers for Qualcomm’s patents until the dispute was resolved. Because of this matter, Qualcomm reduced its guidance for the full year. The company remains focused on closing its pending acquisition of industrial and automotive-focused company NXP Semiconductor. Qualcomm paid a growing dividend that remains covered even without Apple payments, and the company has an ongoing share repurchase program.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

One recent addition to the equity portion of the Portfolio was Spanish regulated utility company Red Electrica, which owns and operates Spain’s electricity transmission network. The company also has small exposures to regulated transmission operations in Peru and Chile and to the management and leasing of fiber optic networks that service telecommunication companies in Spain. Red Electrica generates cash flows from operating, maintaining and upgrading Spain’s electricity transmission grid and serving as the country’s Transmission System Operator (TSO), balancing supply and demand for the nation’s entire electric system. We expect operating efficiency improvements to lead to margin expansion and to supplement rate base growth. Red Electrica consistently returns cash to shareholders through an attractive and growing dividend. The equity portion of the Portfolio also added Public Storage, the largest self-storage operator in the United States. The self-storage market has a long history of successfully increasing prices for both new and existing tenants to drive revenue growth. Expansion is also driven by tuck-in acquisitions which increase the company’s available rentable space. Public Storage announced plans to continue to invest in acquiring existing storage facilities and building greenfield projects.3 The company also reinvests in its properties to maintain industry-leading accommodations and amenities. As a real estate investment trust (REIT), the company pays out the majority of the cash it generates in the form of a growing dividend.

The only sale in the equity portion of the Portfolio during the reporting period was a position in Microchip Technology, the leading supplier of microcontrollers, analog microchips and memory devices. While the company continued to pay a well-covered dividend and was focused on deleveraging its balance sheet after the Atmel purchase, strong operating performance and solid demand drove shares higher, which compressed the yield. As a result, the Portfolio exited the stock to fund higher- yielding opportunities in the equity portion of the Portfolio.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, sector weightings did not change meaningfully during the reporting period. The most substantial weighting changes in the equity portion of the Portfolio included a slight increase in the utilities sector and slight decreases in the industrials, telecommunication services and information technology sectors.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the equity portion of the Portfolio held overweight positions relative to the MSCI World Index in the utilities, telecommunications services and consumer staples sectors. As of the same date, the equity portion of the Portfolio held underweight positions relative to the Index in the information technology, consumer discretionary and financials sectors. Sector weights in the equity portion of the Portfolio are the result of individual stock selection.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index primarily because of an overweight position in spread product—specifically high-yield bonds, bank loans and investment-grade credit—as credit spreads4 tightened during the reporting period. The fixed-income portion of the Portfolio retained overweight positions in investment-grade bonds, high-yield bonds and loans, while it maintained underweight positions in U.S. Treasury securities and mortgage-backed securities. Most industries held in the fixed-income portion of the Portfolio generated positive returns, with banking, insurance, basic industry, capital goods and technology being the primary

3.	In the storage industry, greenfield projects typically involve building new storage facilities on suitable undeveloped land; brownfield projects typically involve converting existing structures into storage facilities.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

contributors to relative performance. Although the fixed-income portion of the Portfolio remained overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product throughout the reporting period, the allocation to high-yield credits was reduced in favor of investment-grade credits as spreads tightened.

During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used S&P 500® futures, and to a lesser extent Euro Stoxx 50 and Nikkei 225 futures, to enhance the equity beta5 of the Portfolio. The futures added to the Portfolio’s performance. Foreign currency forward contracts had a negative effect on the Portfolio’s performance.

What was the duration6 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of June 30, 2017, the duration of the fixed-income portion of the Portfolio was 5.5 years, which was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, we promoted credit risk as the principal driver of performance in the fixed-income portion of the Portfolio. We expected corporate bonds (both investment grade and high yield) to have superior returns compared to government-related debt, as a relatively low interest-rate environment could spark healthy demand for higher-yielding products. In addition, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps, which in turn strengthened credit fundamentals and supported the narrowing of spreads. Although we continued to believe that credit spreads could tighten modestly, we reduced exposure to high-yield credits in the fixed-income portion of the Portfolio in favor of investment-grade credits as spreads continued to tighten. While we believed that valuations generally remained fair across all credit sectors, it was our opinion that greater vigilance was required to navigate what we saw as the late stages of the current economic cycle.

Which sectors were the strongest contributors to the performance of the fixed-income portion of the Portfolio, and which sectors were particularly weak?

During the reporting period, the high-yield bond position in the fixed-income portion of the Portfolio was the most significant contributor to the performance of the fixed-income portion of the Portfolio, both on an absolute and a relative basis. Bank loans and investment-grade corporate bonds also contributed positively to the relative performance of the fixed-income portion of the Portfolio.

In the high-yield component of the fixed-income portion of the Portfolio, transportation and telecommunications were the most substantial contributors. In the investment-grade component of the fixed-income portion of the Portfolio, financials and consumer-related holdings generated positive returns in excess of the Bloomberg Barclays U.S. Aggregate Bond Index.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased loans of telecommunication services company Sprint and technology company Dell. Both were new issues and came at yields that we found attractive. During the reporting period, the fixed-income portion of the Portfolio sold bonds of trucking company XPO Logistics and health care company HCA. In both cases, the bonds had reached what we considered to be their fair value.

How did the sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio trimmed its position in high-yield bonds while increasing its weighting in investment-grade credit as spreads in the high-yield universe continued to narrow. In the fixed-income portion of the Portfolio, the weighting in bank loans remained relatively flat throughout the reporting period.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the fixed-income portion of the Portfolio maintained an overweight position relative to the Bloomberg

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay VP Income Builder Portfolio

Barclays U.S. Aggregate Bond Index in high-yield bonds and bank loans, despite having reduced its allocation to high-yield bonds. As of the same date, the fixed-income portion of the Portfolio held an overweight position in investment-grade corporate bonds. As of June 30, 2017, the fixed-income portion of the Portfolio maintained a significantly underweight position in U.S. Treasury securities and, to a lesser degree, an underweight position in mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 50.5%† Asset-Backed Securities 0.1%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.08%, due 10/25/36 (a)	$71,979	$71,552
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.124%, due 4/25/37 (a)	2,350	1,610
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.124%, due 3/25/47 (a)	198,964	126,510
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.074%, due 11/25/36 (a)	259,143	121,650
Soundview Home Loan Trust Series 2006-EQ2, Class A2 1.134%, due 1/25/37 (a)	392,578	279,637
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.134%, due 9/25/37 (a)	322,689	148,779

		749,738

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.372%, due 5/25/29 (a)	152,437	148,125

Total Asset-Backed Securities (Cost $1,156,117)		897,863

Corporate Bonds 41.0%
Advertising 0.2%
Lamar Media Corp. 5.875%, due 2/1/22	1,105,000	1,140,913

Aerospace & Defense 0.5%
KLX, Inc. 5.875%, due 12/1/22 (b)	1,355,000	1,422,750
Orbital ATK, Inc. 5.50%, due 10/1/23	1,135,000	1,194,587
Triumph Group, Inc. 4.875%, due 4/1/21	450,000	447,188

		3,064,525

Agriculture 0.4%
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	970,000	926,823

	Principal Amount	Value
Agriculture (continued)
♦Philip Morris International, Inc. 1.625%, due 2/21/19	$1,260,000	$1,256,042
Reynolds American, Inc. 8.125%, due 6/23/19	165,000	184,027

		2,366,892

Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,447,978
American Airlines, Inc. Series 2015-2, Class AA 3.60%, due 3/22/29	952,663	972,859
Continental Airlines, Inc.
Series 2009-2, Class A 7.25%, due 5/10/21	292,888	324,373
Series 2003-ERJ1 7.875%, due 1/2/20	204,401	207,978
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	1,053,725	1,167,000
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	810,604	907,877
Series 2010-1 Class A 6.25%, due 10/22/24	459,484	511,176
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24	428,813	441,678
Series 2007-1 6.636%, due 1/2/24	539,303	585,144

		6,566,063

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (b)	1,315,000	1,334,725

Auto Manufacturers 1.2%
Ford Motor Co.
6.625%, due 10/1/28	500,000	590,561
7.45%, due 7/16/31	455,000	575,275
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	167,270
General Motors Financial Co., Inc.
3.15%, due 6/30/22	320,000	320,495
3.45%, due 4/10/22	1,500,000	1,524,597
3.70%, due 5/9/23	500,000	507,730
4.20%, due 3/1/21	925,000	970,201

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Toyota Motor Credit Corp.
1.25%, due 10/5/17	$630,000	$629,877
2.90%, due 4/17/24	1,670,000	1,682,513

		6,968,519

Auto Parts & Equipment 0.7%
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	910,000	953,225
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (b)	1,245,000	1,282,350
Tenneco, Inc. 5.00%, due 7/15/26	605,000	611,806
ZF North America Capital, Inc. 4.75%, due 4/29/25 (Germany) (b)	1,150,000	1,213,250

		4,060,631

Banks 6.6%
Bank of America Corp.
3.50%, due 4/19/26	150,000	150,511
3.705%, due 4/24/28 (a)	210,000	211,538
4.875%, due 4/1/44	170,000	190,329
5.00%, due 1/21/44	175,000	197,829
5.875%, due 2/7/42	180,000	225,571
6.11%, due 1/29/37	1,105,000	1,352,465
6.30%, due 12/29/49 (a)	735,000	824,119
7.625%, due 6/1/19	680,000	749,817
Bank of New York Mellon Corp. 4.625%, due 12/29/49 (a)	1,130,000	1,139,718
Barclays PLC (United Kingdom)
4.836%, due 5/9/28	705,000	720,714
4.95%, due 1/10/47	315,000	336,149
5.20%, due 5/12/26	580,000	610,104
BB&T Corp. 2.75%, due 4/1/22	1,470,000	1,491,716
Capital One Financial Corp.
4.20%, due 10/29/25	165,000	166,376
5.55%, due 12/29/49 (a)	775,000	813,750
Citigroup, Inc.
3.40%, due 5/1/26	255,000	252,254
3.70%, due 1/12/26	545,000	551,207
4.05%, due 7/30/22	105,000	109,766
4.65%, due 7/30/45	430,000	467,576
5.30%, due 5/6/44	436,000	493,369
6.625%, due 6/15/32	190,000	237,534
Citizens Bank N.A. 2.55%, due 5/13/21	475,000	475,262
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,240,700
Discover Bank 8.70%, due 11/18/19	795,000	898,286

	Principal Amount	Value
Banks (continued)
Goldman Sachs Group, Inc.
2.30%, due 12/13/19	$625,000	$626,707
3.625%, due 1/22/23	1,330,000	1,372,717
5.25%, due 7/27/21	1,295,000	1,419,385
5.30%, due 12/29/49 (a)	1,029,000	1,080,450
Huntington Bancshares, Inc. 3.15%, due 3/14/21	1,295,000	1,320,543
JPMorgan Chase & Co. (a)
3.54%, due 5/1/28	800,000	802,422
5.15%, due 12/29/49	990,000	1,019,205
Kreditanstalt fuer Wiederaufbau 1.50%, due 2/6/19 (Germany)	2,925,000	2,924,965
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	308,000	319,327
4.65%, due 3/24/26	585,000	609,581
♦Morgan Stanley
2.375%, due 7/23/19	1,565,000	1,575,839
4.875%, due 11/1/22	495,000	537,444
5.00%, due 11/24/25	1,150,000	1,250,577
5.45%, due 12/31/49 (a)	790,000	818,045
6.25%, due 8/9/26	881,000	1,054,672
PNC Bank N.A.
1.70%, due 12/7/18 (France)	1,170,000	1,169,851
2.55%, due 12/9/21	815,000	820,294
Royal Bank of Scotland Group PLC (United Kingdom)
6.00%, due 12/19/23	70,000	77,103
6.125%, due 12/15/22	550,000	602,160
Santander UK Group Holdings PLC 3.571%, due 1/10/23 (United Kingdom)	790,000	807,977
State Street Corp. 2.55%, due 8/18/20	915,000	932,182
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	1,535,000	1,503,714
U.S. Bank N.A. 2.00%, due 1/24/20	1,500,000	1,506,460
Wachovia Corp. 5.75%, due 2/1/18	330,000	337,730
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	820,000	878,220
Wells Fargo Capital X 5.95%, due 12/1/86	255,000	287,768

		39,561,998

Beverages 1.2%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	2,040,000	2,101,751
Coca-Cola Co. 1.375%, due 5/30/19	1,390,000	1,384,524
Constellation Brands, Inc. 4.25%, due 5/1/23	760,000	809,092
Molson Coors Brewing Co. 3.00%, due 7/15/26	750,000	721,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
PepsiCo, Inc.
1.35%, due 10/4/19	$800,000	$792,936
1.55%, due 5/2/19	600,000	599,798
2.375%, due 10/6/26	800,000	761,932

		7,171,417

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,296,866
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,450,190

		2,747,056

Building Materials 0.4%
Johnson Controls International PLC 4.50%, due 2/15/47	470,000	499,562
Masco Corp. 4.375%, due 4/1/26	575,000	613,352
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	1,000,000	1,053,750

		2,166,664

Chemicals 0.7%
Air Liquide Finance S.A. (b)
1.375%, due 9/27/19	900,000	887,762
1.75%, due 9/27/21	610,000	593,848
Ashland LLC 4.75%, due 8/15/22	1,000,000	1,046,250
Dow Chemical Co.
4.125%, due 11/15/21	710,000	754,274
8.55%, due 5/15/19	45,000	50,402
WR Grace & Co-Conn 5.125%, due 10/1/21 (b)	765,000	820,462

		4,152,998

Commercial Services 0.4%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)	697,000	735,335
Service Corp. International 5.375%, due 1/15/22	1,005,000	1,035,150
United Rentals North America, Inc. 4.625%, due 7/15/23	510,000	529,508

		2,299,993

Computers 0.6%
Apple, Inc.
1.55%, due 2/8/19	310,000	309,910
1.55%, due 8/4/21	545,000	532,451
3.20%, due 5/11/27	320,000	323,737
3.35%, due 2/9/27	1,250,000	1,277,916
3.85%, due 8/4/46	395,000	394,730

	Principal Amount	Value
Computers (continued)
International Business Machines Corp. 1.90%, due 1/27/20	$785,000	$785,217

		3,623,961

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20	1,100,000	1,097,972

Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	1,200,000	1,275,325
Air Lease Corp. 2.125%, due 1/15/20	730,000	726,509
4.25%, due 9/15/24	420,000	440,508
Alterra Finance LLC 6.25%, due 9/30/20	75,000	83,603
Bear Stearns Cos. LLC 7.25%, due 2/1/18	544,000	561,063
CIT Group, Inc. 3.875%, due 2/19/19	890,000	912,250
GE Capital International Funding Co., Unlimited 2.342%, due 11/15/20	4,500,000	4,535,977
International Lease Finance Corp. 5.875%, due 4/1/19	460,000	488,554
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	525,000	552,956
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	425,000	431,287
Springleaf Finance Corp. 6.00%, due 6/1/20	210,000	221,550
Synchrony Financial 4.50%, due 7/23/25	1,735,000	1,784,187

		12,013,769

Electric 1.6%
AEP Transmission Co. LLC 3.10%, due 12/1/26	850,000	847,589
CMS Energy Corp. 3.875%, due 3/1/24	550,000	575,302
5.05%, due 3/15/22	430,000	472,982
6.25%, due 2/1/20	435,000	478,853
Consolidated Edison, Inc. 2.00%, due 3/15/20	435,000	434,845
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	1,120,000	1,279,321
Great Plains Energy, Inc. 5.292%, due 6/15/22 (c)	500,000	547,414
MidAmerican Energy Co. 3.95%, due 8/1/47	300,000	308,504
4.40%, due 10/15/44	790,000	861,945

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Pacific Gas & Electric Co. 1.402%, due 11/30/17 (a)	$1,100,000	$1,100,265
PECO Energy Co. 4.80%, due 10/15/43	425,000	484,703
PPL Electric Utilities Corp. 3.95%, due 6/1/47	780,000	802,388
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	801,617
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	391,009
WEC Energy Group, Inc. 3.294%, due 5/15/67 (a)	480,000	464,400

		9,851,137

Electronics 0.3%
Honeywell International, Inc. 1.40%, due 10/30/19 (France)	1,600,000	1,589,149

Environmental Controls 0.2%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	637,593
Waste Management, Inc. 2.40%, due 5/15/23	810,000	799,320

		1,436,913

Food 2.1%
J.M. Smucker Co. 1.75%, due 3/15/18	1,245,000	1,245,610
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (b)	1,290,000	1,281,616
Kraft Heinz Foods Co. 3.00%, due 6/1/26	280,000	267,974
4.875%, due 2/15/25 (b)	831,000	890,658
5.00%, due 6/4/42	585,000	617,575
Kroger Co. 1.50%, due 9/30/19	905,000	891,565
Mondelez International Holdings Netherlands B.V. (Netherlands) (b) 1.625%, due 10/28/19	985,000	975,746
2.00%, due 10/28/21	1,110,000	1,081,493
Smithfield Foods, Inc. (b) 2.70%, due 1/31/20	605,000	608,190
3.35%, due 2/1/22	565,000	567,938
Sysco Corp. 3.30%, due 7/15/26	865,000	858,135
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,894,017
Whole Foods Market, Inc. 5.20%, due 12/3/25 (France)	1,210,000	1,398,395

		12,578,912

	Principal Amount	Value
Gas 0.4%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25	$320,000	$326,400
5.625%, due 5/20/24	525,000	540,750
5.75%, due 5/20/27	220,000	222,750
NiSource Finance Corp. 3.49%, due 5/15/27	1,320,000	1,329,083

		2,418,983

Health Care—Products 1.0%
Baxter International, Inc. 3.50%, due 8/15/46	1,570,000	1,406,871
Becton Dickinson & Co. 3.70%, due 6/6/27	1,555,000	1,559,915
Medtronic Global Holdings SCA 1.70%, due 3/28/19	1,105,000	1,105,700
Stryker Corp. 2.625%, due 3/15/21	1,220,000	1,232,682
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	525,000	529,262

		5,834,430

Health Care—Services 0.5%
Cigna Corp. 4.375%, due 12/15/20	135,000	143,692
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (Germany) (b)	705,000	780,788
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	1,255,000	1,264,973
Tenet Healthcare Corp. 4.746%, due 6/15/20 (a)	700,000	707,000

		2,896,453

Home Builders 0.9%
CalAtlantic Group, Inc. 8.375%, due 5/15/18	800,000	841,000
Lennar Corp. 4.50%, due 6/15/19	1,100,000	1,137,125
4.50%, due 11/15/19	200,000	207,500
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,174,250
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	742,025
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,430,000	1,508,650

		5,610,550

Housewares 0.3%
Newell Brands, Inc. 3.85%, due 4/1/23	2,000,000	2,099,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 3.1%
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	$1,280,000	$1,280,503
Chubb Corp. 3.408%, due 3/29/67 (a)	730,000	724,525
CNA Financial Corp. 4.50%, due 3/1/26	1,260,000	1,351,766
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)	1,295,000	1,295,374
Liberty Mutual Group, Inc. (b) 4.25%, due 6/15/23	295,000	313,846
6.50%, due 3/15/35	130,000	162,541
7.80%, due 3/7/87	1,195,000	1,488,528
Markel Corp. 5.00%, due 4/5/46	870,000	951,704
MassMutual Global Funding II (b) 2.10%, due 8/2/18	350,000	351,596
2.50%, due 10/17/22 (France)	1,270,000	1,265,469
Oil Insurance, Ltd. 4.134%, due 12/29/49 (a)(b)	580,000	524,900
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,000,000	1,241,509
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	765,000	770,335
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	1,470,000	1,456,664
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,075,219
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,176,120
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	873,506
Validus Holdings, Ltd. 8.875%, due 1/26/40	310,000	448,401
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	310,589
XLIT, Ltd. (Ireland) 4.45%, due 3/31/25	985,000	1,015,457
6.50%, due 10/29/49 (a)	945,000	881,213

		18,959,765

Internet 0.8%
Amazon.com, Inc. 3.30%, due 12/5/21	755,000	787,007
eBay, Inc. 3.80%, due 3/9/22	1,380,000	1,442,100
Match Group, Inc. 6.375%, due 6/1/24	1,500,000	1,631,250
Priceline Group, Inc. 3.60%, due 6/1/26	795,000	804,750

		4,665,107

	Principal Amount	Value
Iron & Steel 0.2%
ArcelorMittal 7.50%, due 10/15/39 (Luxembourg)	$1,000,000	$1,121,250

Lodging 0.9%
Choice Hotels International, Inc. 5.75%, due 7/1/22	1,229,000	1,367,262
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (b)	865,000	876,894
Marriott International, Inc. 2.30%, due 1/15/22	890,000	878,287
6.75%, due 5/15/18	865,000	901,461
7.15%, due 12/1/19	125,000	139,800
MGM Resorts International 6.75%, due 10/1/20	840,000	930,636
Wyndham Worldwide Corp. 4.15%, due 4/1/24	300,000	308,141
4.50%, due 4/1/27	330,000	340,194

		5,742,675

Machinery—Diversified 0.4%
CNH Industrial Capital LLC 4.875%, due 4/1/21	1,445,000	1,535,312
Zebra Technologies Corp. 7.25%, due 10/15/22	605,000	642,813

		2,178,125

Media 0.8%
21st Century Fox America, Inc. 6.65%, due 11/15/37	605,000	798,145
DISH DBS Corp. 5.875%, due 7/15/22	725,000	779,375
Sky PLC 3.75%, due 9/16/24 (United Kingdom) (b)	940,000	965,560
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	446,683
Time Warner, Inc. 3.60%, due 7/15/25	1,000,000	997,727
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	765,000	800,381

		4,787,871

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,485,935

Mining 0.2%
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (Australia) (b)	1,155,000	1,315,256

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,390,000	1,435,175

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (b)	$760,000	$769,881
Textron Financial Corp. 2.917%, due 2/15/67 (a)(b)	1,295,000	1,116,937

		3,321,993

Oil & Gas 0.9%
Chevron Corp. 1.686%, due 2/28/19	700,000	700,489
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	525,000	532,875
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,313,008
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	1,465,000	1,549,970
Tesoro Corp. 5.125%, due 12/15/26 (b)	450,000	489,699
Valero Energy Corp. 3.65%, due 3/15/25	1,000,000	1,019,651

		5,605,692

Packaging & Containers 0.5%
Ball Corp. 5.00%, due 3/15/22	1,375,000	1,467,813
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20 (New Zealand)	850,000	869,839
Sealed Air Corp. 5.50%, due 9/15/25 (b)	750,000	819,375

		3,157,027

Pharmaceuticals 0.8%
Allergan Funding SCS 3.45%, due 3/15/22	1,530,000	1,577,150
Eli Lilly & Co. 3.10%, due 5/15/27	800,000	807,864
Johnson & Johnson 2.25%, due 3/3/22	1,275,000	1,281,775
Novartis Capital Corp. 1.80%, due 2/14/20 (Switzerland)	1,475,000	1,476,034

		5,142,823

Pipelines 0.5%
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	725,000	757,234
MPLX, L.P. 5.50%, due 2/15/23	925,000	949,762
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (b)	315,000	333,343
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	854,190

		2,894,529

	Principal Amount	Value
Real Estate Investment Trusts 1.1%
American Tower Corp. 3.375%, due 10/15/26	$1,080,000	$1,056,662
CoreCivic, Inc. 4.625%, due 5/1/23	310,000	313,100
Crown Castle International Corp. 3.40%, due 2/15/21	920,000	944,700
5.25%, due 1/15/23	1,290,000	1,432,982
Essex Portfolio, L.P. 3.375%, due 4/15/26	545,000	534,504
Iron Mountain, Inc. 5.75%, due 8/15/24	1,400,000	1,428,000
UDR, Inc. 3.50%, due 7/1/27	725,000	715,255

		6,425,203

Retail 2.0%
AutoZone, Inc. 3.75%, due 6/1/27	550,000	550,155
Brinker International, Inc. 2.60%, due 5/15/18	835,000	835,877
CVS Health Corp. 4.00%, due 12/5/23	1,355,000	1,431,301
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(d)	39,779	43,539
Dollar General Corp. 3.25%, due 4/15/23	1,420,000	1,446,332
McDonald’s Corp. 3.70%, due 2/15/42	345,000	322,691
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	1,006,857
QVC, Inc. 4.85%, due 4/1/24	945,000	965,724
Starbucks Corp. 2.45%, due 6/15/26	785,000	757,099
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	1,080,000	1,074,600
5.75%, due 3/1/25	90,000	89,100
Tiffany & Co. 3.80%, due 10/1/24	1,170,000	1,186,465
TJX Cos., Inc. 2.25%, due 9/15/26	2,310,000	2,144,847

		11,854,587

Semiconductors 0.8%
NXP B.V. / NXP Funding LLC (Netherlands) (b) 4.625%, due 6/15/22	590,000	634,250
4.625%, due 6/1/23	1,420,000	1,531,825
Qorvo, Inc. 7.00%, due 12/1/25	1,360,000	1,543,600
Sensata Technologies B.V. 5.00%, due 10/1/25 (Netherlands) (b)	1,135,000	1,186,983

		4,896,658

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.6%
Microsoft Corp. 1.85%, due 2/6/20	$940,000	$942,396
3.70%, due 8/8/46	750,000	742,153
MSCI, Inc. 5.75%, due 8/15/25 (b)	1,315,000	1,424,303
PTC, Inc. 6.00%, due 5/15/24	516,000	558,570

		3,667,422

Telecommunications 2.0%
♦AT&T, Inc. 3.60%, due 2/17/23	1,400,000	1,432,844
Cisco Systems, Inc. 2.45%, due 6/15/20	1,000,000	1,016,048
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (b)	475,000	507,063
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	1,007,162
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	405,000	437,400
7.625%, due 6/15/21	225,000	255,656
Rogers Communications, Inc. 5.45%, due 10/1/43 (Canada)	135,000	159,448
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	1,910,000	1,926,712
T-Mobile USA, Inc. 6.625%, due 4/1/23	1,600,000	1,693,120
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	135,000	163,350
Telefonica Emisiones SAU (Spain)
4.57%, due 4/27/23	1,139,000	1,239,935
5.213%, due 3/8/47	620,000	669,434
5.462%, due 2/16/21	175,000	192,488
♦Verizon Communications, Inc.
4.125%, due 3/16/27	400,000	413,112
5.15%, due 9/15/23	1,055,000	1,171,880

		12,285,652

Textiles 0.3%
Cintas Corp. No 2 3.70%, due 4/1/27	1,540,000	1,588,113

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	370,000	388,500

	Principal Amount	Value
Trucking & Leasing 0.1%
Aviation Capital Group Corp. 2.875%, due 1/20/22 (b)	$930,000	$926,713

Total Corporate Bonds (Cost $240,694,034)		247,065,397

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP 525,000	876,337

Total Foreign Bonds (Cost $864,842)		876,337

Loan Assignments 5.7% (e)
Advertising 0.3%
Allied Universal Holdco LLC 2015 Term Loan 5.05%, due 7/28/22	$953,836	955,029
Outfront Media Capital LLC 2017 Term Loan B 3.46%, due 3/18/24	800,000	802,500

		1,757,529

Building Materials 0.5%
Builders FirstSource, Inc. 2017 Term Loan B 4.30%, due 2/29/24	696,482	695,032
Forterra Finance LLC 2017 Term Loan B 4.23%, due 10/25/23	1,488,750	1,402,402
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.98%, due 11/15/23	895,500	893,386

		2,990,820

Chemicals 0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.30%, due 6/1/24	890,000	892,336

Commercial Services 0.5%
ExamWorks Group, Inc. 2017 Term Loan 4.48%, due 7/27/23 (New Zealand)	1,329,967	1,336,616
Global Payments, Inc. 2017 1st Lien Term Loan 3.23%, due 4/22/23	478,800	480,168
U.S. Security Associates Holdings, Inc. 2016 Term Loan 6.30%, due 7/14/23	992,500	996,222

		2,813,006

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Computers 0.1%
Tempo Acquisition LLC Term Loan 4.06%, due 5/1/24	$870,000	$871,450

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 4.33%, due 4/3/24	950,000	948,643
Reynolds Group Holdings, Inc. 2017 Term Loan 4.23%, due 2/5/23	297,754	298,284

		1,246,927

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 6.23%, due 1/19/24	746,250	751,225

Entertainment 0.3%
Regal Cinemas Corp. Term Loan 3.23%, due 4/1/22	1,296,750	1,298,566
Scientific Games International, Inc. 2017 Term Loan B3 5.11%, due 10/1/21	835,771	843,532

		2,142,098

Environmental Controls 0.4%
Advanced Disposal Services, Inc. Term Loan B3 3.94%, due 11/10/23	1,247,375	1,252,943
GFL Environmental, Inc. Term Loan B 4.05%, due 9/29/23	1,265,438	1,267,020

		2,519,963

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 3.98%, due 6/27/23	1,920,600	1,927,385

Health Care—Products 0.3%
Ortho-Clinical Diagnostics, Inc. Term Loan B 5.05%, due 6/30/21	1,047,600	1,041,424
Sterigenics-Nordion Holdings, LLC 2017 Term Loan B 4.15%, due 5/15/22	1,072,313	1,068,291

		2,109,715

	Principal Amount	Value
Health Care—Services 0.6%
inVentiv Health, Inc. 2016 Term Loan B 4.95%, due 11/9/23	$1,577,075	$1,581,018
MPH Acquisition Holdings LLC 2016 Term Loan B 4.30%, due 6/7/23	1,363,833	1,362,128
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.30%, due 12/31/23	600,000	563,250

		3,506,396

Household Products & Wares 0.6%
KIK Custom Products, Inc. 2015 Term Loan B 5.79%, due 8/26/22	2,488,603	2,499,180
Prestige Brands, Inc. Term Loan B4 3.98%, due 1/26/24	945,825	949,203

		3,448,383

Iron & Steel 0.2%
Signode Industrial Group U.S., Inc. Term Loan B 4.01%, due 5/4/21	1,034,007	1,031,422

Media 0.3%
Nielsen Finance LLC Term Loan B4 3.10%, due 10/4/23	320,000	320,036
Virgin Media Bristol LLC Term Loan I 3.91%, due 1/31/25	1,300,000	1,300,000

		1,620,036

Software 0.2%
First Data Corp. 2017 Term Loan 3.72%, due 4/26/24	1,000,000	999,375

Telecommunications 0.6%
Level 3 Financing, Inc. 2017 Term Loan B 3.47%, due 2/22/24	3,500,000	3,506,562

Transportation 0.1%
XPO Logistics, Inc. 2017 Term Loan B 3.41%, due 11/1/21	565,000	565,989

Total Loan Assignments (Cost $34,666,365)		34,700,617

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.254%, due 12/25/36 (a)(b)	$83,470	$78,552
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.385%, due 12/10/49 (f)	89,431	89,590
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	473,813	519,120

		687,262

Residential Mortgages (Collateralized Mortgage Obligations) 0.6%
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18 (Japan)	3,150,000	3,139,999
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.50%, due 2/25/42 (a)(b)(d)(g)	294,587	251,190

		3,391,189

Total Mortgage-Backed Securities (Cost $4,068,462)		4,078,451

U.S. Government & Federal Agencies 2.9%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
6.00%, due 4/1/37	26,937	28,309

United States Treasury Bonds 0.1%
3.00%, due 2/15/47	290,000	299,153
3.75%, due 11/15/43	350,000	411,428

		710,581

♦United States Treasury Notes 2.8%
1.25%, due 7/31/23	8,965,000	8,559,477
2.00%, due 11/15/26	5,700,000	5,557,945
2.25%, due 11/15/24	2,440,000	2,453,439

		16,570,861

Total U.S. Government & Federal Agencies (Cost $17,250,053)		17,309,751

Total Long-Term Bonds (Cost $298,699,873)		304,928,416

	Shares
Common Stocks 43.1%
Aerospace & Defense 0.8%
BAE Systems PLC (United Kingdom)	411,760	3,397,440
Lockheed Martin Corp.	6,125	1,700,361

		5,097,801

	Shares	Value
Agriculture 3.4%
Altria Group, Inc.	59,978	$4,466,562
British American Tobacco PLC (United Kingdom)	57,120	3,893,883
♦Imperial Brands PLC (United Kingdom)	104,242	4,682,027
♦Philip Morris International, Inc.	33,657	3,953,014
Reynolds American, Inc.	51,676	3,361,007

		20,356,493

Auto Manufacturers 0.5%
Daimler A.G., Registered (Germany)	40,325	2,918,644

Auto Parts & Equipment 0.4%
Cie Generale des Etablissements Michelin (France)	18,295	2,432,251

Banks 1.6%
Commonwealth Bank of Australia (Australia)	32,383	2,061,106
Royal Bank of Canada (Canada)	26,481	1,922,772
Svenska Handelsbanken AB Class A (Sweden)	125,774	1,800,461
Wells Fargo & Co.	33,432	1,852,467
Westpac Banking Corp. (Australia)	87,865	2,060,433

		9,697,239

Beverages 0.9%
Coca-Cola Co.	33,570	1,505,614
Diageo PLC (United Kingdom)	65,100	1,923,449
PepsiCo., Inc.	15,130	1,747,364

		5,176,427

Chemicals 1.3%
Agrium, Inc. (Canada)	15,880	1,436,981
BASF S.E. (Germany)	30,923	2,863,993
Dow Chemical Co.	54,542	3,439,964

		7,740,938

Commercial Services 0.3%
Automatic Data Processing, Inc.	17,800	1,823,788

Cosmetics & Personal Care 0.8%
Procter & Gamble Co.	22,710	1,979,176
Unilever PLC (United Kingdom)	51,545	2,789,450

		4,768,626

Diversified Financial Services 0.5%
CME Group, Inc.	11,649	1,458,921
Singapore Exchange, Ltd. (Singapore)	260,022	1,386,280

		2,845,201

Electric 5.5%
Ameren Corp.	60,875	3,328,036
American Electric Power Co., Inc.	20,614	1,432,055
Dominion Energy, Inc.	33,431	2,561,818

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric (continued)
Duke Energy Corp.	52,287	$4,370,670
Entergy Corp.	38,529	2,957,871
♦PPL Corp.	122,190	4,723,866
Red Electrica Corp. S.A. (Spain)	101,111	2,112,778
Southern Co.	40,715	1,949,434
SSE PLC (United Kingdom)	114,695	2,170,556
Terna Rete Elettrica Nazionale S.p.A. (Italy)	739,820	3,993,400
WEC Energy Group, Inc.	59,758	3,667,946

		33,268,430

Electrical Components & Equipment 0.3%
Emerson Electric Co.	33,380	1,990,116

Engineering & Construction 0.3%
Vinci S.A. (France)	24,310	2,074,928

Entertainment 0.3%
Regal Entertainment Group, Class A	89,720	1,835,671

Environmental Controls 0.2%
Waste Management, Inc.	20,013	1,467,953

Food 0.9%
Nestle S.A. Registered (Switzerland)	35,985	3,131,660
Orkla ASA (Norway)	239,160	2,430,630

		5,562,290

Gas 1.4%
Gas Natural SDG S.A. (Spain)	83,370	1,951,079
National Grid PLC	301,280	3,734,882
Snam S.p.A. (Italy)	615,609	2,683,097

		8,369,058

Health Care—Services 0.3%
Sonic Healthcare, Ltd. (Australia)	91,190	1,697,546

Household Products & Wares 0.4%
Kimberly-Clark Corp.	20,160	2,602,858

Insurance 2.3%
Allianz S.E. Registered (Germany)	15,892	3,129,240
Arthur J. Gallagher & Co.	28,170	1,612,732
AXA S.A. (France)	100,640	2,752,955
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Germany)	21,040	4,242,643
SCOR S.E. (France)	50,169	1,988,901

		13,726,471

Investment Management/Advisory Services 0.3%
BlackRock, Inc.	4,425	1,869,164

	Shares	Value
Media 0.5%
ION Media Networks, Inc. (d)(g)(h)(i)	8	$5,429
Sky PLC (United Kingdom)	219,806	2,845,685

		2,851,114

Miscellaneous—Manufacturing 0.7%
Eaton Corp. PLC	29,545	2,299,487
Siemens A.G. Registered (Germany)	14,330	1,969,769

		4,269,256

Oil & Gas 2.7%
Exxon Mobil Corp.	35,935	2,901,033
Occidental Petroleum Corp.	45,650	2,733,065
Royal Dutch Shell PLC Class A, Sponsored ADR (Netherlands)	74,799	3,978,559
Statoil ASA (Norway)	152,932	2,535,205
TOTAL S.A. (France)	81,360	4,022,271

		16,170,133

Pharmaceuticals 4.2%
AbbVie, Inc.	42,570	3,086,751
AstraZeneca PLC Sponsored ADR (United Kingdom)	103,520	3,528,997
GlaxoSmithKline PLC (United Kingdom)	170,390	3,629,573
Johnson & Johnson	14,635	1,936,064
Merck & Co., Inc.	32,510	2,083,566
Novartis A.G. Registered (Switzerland)	32,687	2,720,224
Pfizer, Inc.	101,567	3,411,635
Roche Holding A.G. (Switzerland)	11,242	2,862,964
Sanofi (France)	24,190	2,314,172

		25,573,946

Pipelines 0.5%
Enterprise Products Partners, L.P.	101,475	2,747,943

Real Estate Investment Trusts 2.2%
Iron Mountain, Inc.	76,060	2,613,421
Public Storage	7,691	1,603,804
Unibail-Rodamco S.E. (France)	15,574	3,924,887
♦Welltower, Inc.	65,020	4,866,747

		13,008,859

Retail 0.5%
McDonald’s Corp.	17,626	2,699,598

Savings & Loans 0.3%
People’s United Financial, Inc.	94,860	1,675,228

Semiconductors 1.5%
Intel Corp.	44,902	1,514,993
QUALCOMM, Inc.	63,417	3,501,887
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	58,591	2,048,341
Texas Instruments, Inc.	27,934	2,148,963

		9,214,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software 0.2%
Microsoft Corp.	20,948	$1,443,946

Telecommunications 6.2%
♦AT&T, Inc.	112,015	4,226,326
♦BCE, Inc. (Canada)	110,269	4,965,846
CenturyLink, Inc.	58,685	1,401,398
Cisco Systems, Inc.	85,471	2,675,242
Deutsche Telekom A.G. Registered (Germany)	189,716	3,406,274
Rogers Communications, Inc. Class B (Canada)	68,985	3,258,275
Singapore Telecommunications, Ltd. (Singapore)	592,696	1,674,659
Swisscom A.G. Registered (Switzerland)	6,640	3,204,013
Telstra Corp., Ltd. (Australia)	480,294	1,587,362
TELUS Corp. (Canada)	52,390	1,808,683
♦Verizon Communications, Inc.	94,580	4,223,943
♦Vodafone Group PLC (United Kingdom)	1,708,225	4,844,670

		37,276,691

Transportation 0.9%
Deutsche Post A.G. Registered (Germany)	75,527	2,831,156
United Parcel Service, Inc. Class B	23,728	2,624,080

		5,455,236

Total Common Stocks (Cost $229,532,004)		259,708,027

	Principal Amount
Short-Term Investment 5.4%
Repurchase Agreement 5.4%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $32,683,195 (Collateralized by a United States Treasury Note with a rate 2.00% and a maturity date 8/31/21, with a Principal Amount of $32,795,000 and a Market Value of $33,344,513)	$32,682,868	32,682,868

Total Short-Term Investment (Cost $32,682,868)		32,682,868

Total Investments (Cost $560,914,745) (j)	99.0%	597,319,311
Other Assets, Less Liabilities	1.0	5,873,075
Net Assets	100.0%	$603,192,386
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of these securities was $300,158, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2017.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2017.

(g)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $256,619, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(h)	Non-income producing security.

(i)	Restricted Security

(j)	As of June 30, 2017, cost was $561,323,652 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$45,761,523
Gross unrealized depreciation	(9,765,864)

Net unrealized appreciation	$35,995,659

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2017, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	EUR	645,000	$707,980	$29,724
Pound Sterling vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	GBP	61,000	78,135	1,383

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	CAD	7,924,000	5,869,847	(243,617)
Euro vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	EUR	33,357,000	35,919,513	(2,231,840)
Pound Sterling vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	GBP	13,419,000	17,204,920	(287,617)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(2,731,967)

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(128)	September 2017	$(27,662,000)	$37,723
5-Year United States Treasury Note	362	September 2017	42,656,610	(72,940)
10-Year United States Treasury Note	(113)	September 2017	(14,185,031)	5,995
EURO STOXX 50	675	September 2017	26,451,330	(1,008,219)
Standard & Poor’s 500 Index Mini	505	September 2017	61,127,725	(365,948)
Nikkei 225	210	September 2017	18,731,495	(61,346)
United States Treasury Bond	204	September 2017	31,352,250	208,310

			$138,472,379	$(1,256,425)

1.	As of June 30, 2017, cash in the amount of $5,637,893 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$897,863	$—	$897,863
Corporate Bonds	—	247,065,397	—	247,065,397
Foreign Bonds	—	876,337	—	876,337
Loan Assignments (b)	—	32,600,904	2,099,713	34,700,617
Mortgage-Backed Securities (c)	—	3,827,261	251,190	4,078,451
U.S. Government & Federal Agencies	—	17,309,751	—	17,309,751

Total Long-Term Bonds	—	302,577,513	2,350,903	304,928,416

Common Stocks (d)	259,702,598	—	5,429	259,708,027
Short-Term Investment
Repurchase Agreement	—	32,682,868	—	32,682,868

Total Investments in Securities	259,702,598	335,260,381	2,356,332	597,319,311

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	31,107	—	31,107
Futures Contracts (e)	252,028	—	—	252,028

Total Investments in Securities and Other Financial Instruments	$259,954,626	$335,291,488	$2,356,332	$597,602,446

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contract (e)	$—	$(2,673,074)	$—	$(2,673,074)
Futures Contracts (e)	(1,508,453)	—	—	(1,508,453)

Total Other Financial Instruments	$(1,508,453)	$(2,763,074)	$—	$(4,271,527)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,068,291 and $1,031,422 are held in Health Care—Products and Iron & Steel, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $251,190 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $5,429 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, certain foreign equity securities with a market value of $92,180,687 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets.

As of June 30, 2017, a loan assignment with a market value of $1,097,168 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2016, the fair value obtained for this loan assignment, from an independent pricing service, utilized significant observable inputs.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2017, a loan assignment with a market value of $528,000 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for this loan assignment, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (b)
Long-Term Bonds
Loan Assignments
Health Care—Services	$528,000	$356	$120	$(7,813)	$1,072,312	$(62,430)	$1,097,168	$(528,000)	$2,099,713	$(7,813)
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	266,149	—	—	3,796	—	(18,755)	—	—	251,190	3,796
Common Stocks
Media	4,283	—	—	1,146	—	—	—	—	5,429	1,146

Total	$798,432	$356	$120	$(2,871)	$1,072,312	$(81,185)	$1,097,168	$(528,000)	$2,356,332	$(2,871)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $560,914,745)	$597,319,311
Cash collateral on deposit at broker	5,637,893
Cash denominated in foreign currencies (identified cost $63,144)	65,635
Receivables:
Dividends and interest	4,130,078
Fund shares sold	340,844
Investment securities sold	38,215
Variation margin on futures contracts	13,333
Other assets	3,243
Unrealized appreciation on foreign currency forward contracts	31,107

Total assets	607,579,659

Liabilities
Due to custodian	816
Payables:
Investment securities purchased	807,024
Fund shares redeemed	297,832
Manager (See Note 3)	285,383
NYLIFE Distributors (See Note 3)	82,131
Shareholder communication	43,062
Professional fees	34,124
Custodian	30,453
Trustees	982
Accrued expenses	13,397
Interest expense and fees payable	28,995
Unrealized depreciation on foreign currency forward contracts	2,763,074

Total liabilities	4,387,273

Net assets	$603,192,386

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,449
Additional paid-in capital	557,767,080

557,803,529
Undistributed net investment income	1,185,359
Accumulated net realized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	11,547,321
Net unrealized appreciation (depreciation) on investments and futures contracts	35,148,141
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,491,964)

Net assets	$603,192,386

Initial Class
Net assets applicable to outstanding shares	$206,407,953

Shares of beneficial interest outstanding	12,413,539

Net asset value per share outstanding	$16.63

Service Class
Net assets applicable to outstanding shares	$396,784,433

Shares of beneficial interest outstanding	24,035,793

Net asset value per share outstanding	$16.51

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,147,725
Interest (b)	5,595,196

Total income	11,742,921

Expenses
Manager (See Note 3)	1,661,963
Distribution/Service—Service Class (See Note 3)	473,453
Professional fees	49,912
Shareholder communication	46,758
Interest expense	28,664
Custodian	18,575
Trustees	7,106
Miscellaneous	18,517

Total expenses	2,304,948

Net investment income (loss)	9,437,973

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,490,158
Futures transactions	10,850,561
Foreign currency transactions	434,952

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	19,775,671

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	14,206,783
Unfunded commitments	(521)
Futures contracts	(1,851,020)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,492,446)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	8,862,796

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	28,638,467

Net increase (decrease) in net assets resulting from operations	$38,076,440

(a)	Dividends recorded net of foreign withholding taxes in the amount of $430,044.

(b)	Interest recorded net of foreign withholding taxes in the amount of $1,757.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,437,973	$17,809,226
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	19,775,671	(3,822,586)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	8,862,796	32,494,139

Net increase (decrease) in net assets resulting from operations	38,076,440	46,480,779

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(4,915,801)	(8,818,603)
Service Class	(8,833,325)	(13,805,638)

	(13,749,126)	(22,624,241)

From net realized gain on investments:
Initial Class	—	(1,109,115)
Service Class	—	(1,918,180)

	—	(3,027,295)

Total dividends and distributions to shareholders	(13,749,126)	(25,651,536)

Capital share transactions:
Net proceeds from sale of shares	41,523,670	79,279,643
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,749,126	25,651,536
Cost of shares redeemed	(40,215,057)	(77,501,384)

Increase (decrease) in net assets derived from capital share transactions	15,057,739	27,429,795

Net increase (decrease) in net assets	39,385,053	48,259,038

Net Assets
Beginning of period	563,807,333	515,548,295

End of period	$603,192,386	$563,807,333

Undistributed net investment income at end of period	$1,185,359	$5,496,512

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,
Initial Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.94	$15.31	$17.30	$17.70	$15.63	$14.18

Net investment income (loss) (a)	0.28	0.54	0.64	0.80	0.69	0.68
Net realized and unrealized gain (loss) on investments	0.90	0.72	(1.36)	0.36	2.22	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.14	0.14	0.23	(0.08)	(0.04)

Total from investment operations	1.09	1.40	(0.58)	1.39	2.83	2.12

Less dividends and distributions:
From net investment income	(0.40)	(0.68)	(0.80)	(1.04)	(0.76)	(0.67)
From net realized gain on investments	—	(0.09)	(0.61)	(0.75)	—	—

Total dividends and distributions	(0.40)	(0.77)	(1.41)	(1.79)	(0.76)	(0.67)

Net asset value at end of period	$16.63	$15.94	$15.31	$17.30	$17.70	$15.63

Total investment return (b)	6.82%	9.30%	(3.50%)	8.10%	18.38%	15.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39%††	3.47%	3.79%	4.44%	4.05%	4.44%
Net expenses	0.63%††	0.63%	0.63%	0.63%	0.64%	0.64%
Portfolio turnover rate	15%	28%	35%	13%	22%	34%
Net assets at end of period (in 000’s)	$206,408	$202,450	$206,198	$234,670	$234,999	$214,268

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Six months ended June 30,	Year ended December 31,
Service Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.83	$15.21	$17.20	$17.57	$15.54	$14.12

Net investment income (loss) (a)	0.26	0.50	0.59	0.74	0.63	0.63
Net realized and unrealized gain (loss) on investments	0.89	0.72	(1.35)	0.38	2.22	1.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.14	0.14	0.23	(0.08)	(0.04)

Total from investment operations	1.06	1.36	(0.62)	1.35	2.77	2.06

Less dividends and distributions:
From net investment income	(0.38)	(0.65)	(0.76)	(0.97)	(0.74)	(0.64)
From net realized gain on investments	—	(0.09)	(0.61)	(0.75)	—	—

Total dividends and distributions	(0.38)	(0.74)	(1.37)	(1.72)	(0.74)	(0.64)

Net asset value at end of period	$16.51	$15.83	$15.21	$17.20	$17.57	$15.54

Total investment return (b)	6.69%	9.03%	(3.74%)	7.83%	18.08%	14.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%††	3.20%	3.54%	4.12%	3.75%	4.17%
Net expenses	0.88%††	0.88%	0.88%	0.88%	0.89%	0.89%
Portfolio turnover rate	15%	28%	35%	13%	22%	34%
Net assets at end of period (in 000’s)	$396,784	$361,357	$309,350	$284,391	$196,833	$102,993

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP Income Builder Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, no foreign equity securities held by the Portfolio were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and

31

Notes to Financial Statements (Unaudited) (continued)

ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy.

Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, the Portfolio held loan assignments categorized as Level 3 securities with a value of $2,099,713 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the

Portfolio of Investments, was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same

32	MainStay VP Income Builder Portfolio

class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge

33

Notes to Financial Statements (Unaudited) (continued)

against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or

34	MainStay VP Income Builder Portfolio

losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2017, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Securities Risk.  The Portfolio may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

35

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation on investments and futures contracts (a)	$—	$—	$252,028	$252,028
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	31,107	—	—	31,107

Total Fair Value		$31,107	$—	$252,028	$283,135

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized depreciation on investments and futures contracts (a)	$—	$(1,435,513)	$(72,940)	$(1,508,453)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(2,763,074)	—	—	(2,763,074)

Total Fair Value		$(2,763,074)	$(1,435,513)	$(72,940)	$(4,271,527)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$9,944,966	$905,595	$10,850,561
Forward Contracts	Net realized gain (loss) on foreign currency transactions	444,109	—	—	444,109

Total Realized Gain (Loss)		$444,109	$9,944,966	$905,595	$11,294,670

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,257,384)	$406,364	$(1,851,020)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,937,406)	—	—	(3,937,406)

Total Change in Unrealized Appreciation (Depreciation)		$(3,937,406)	$(2,257,384)	$406,364	$(5,788,426)

36	MainStay VP Income Builder Portfolio

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$103,150,930	$69,616,005	$172,766,935
Futures Contracts Short	$—	$—	$(13,678,255)	$(13,678,255)
Forward Contracts Long (a)	$23,263,489	$—	$—	$23,263,489
Forward Contracts Short	$(74,761,075)	$—	$—	$(74,761,075)

(a)	Positions were open five months during reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as a Subadvisor to the Portfolio and is responsible for the overall asset allocation decisions of the portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.57%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,661,963.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative oper-

ations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$22,624,255	$3,027,281

Note 5–Restricted Securities

Security	Date of Acquisition	Shares	Cost	6/30/17 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	12	$21	$5,429	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

37

Notes to Financial Statements (Unaudited) (continued)

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments, based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $14,790 and $4,117, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $103,534 and $77,696, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	231,673	$3,804,204
Shares issued to shareholders in reinvestment of dividends and distributions	298,431	4,915,800
Shares redeemed	(814,693)	(13,426,948)

Net increase (decrease)	(284,589)	$(4,706,944)

Year ended December 31, 2016:
Shares sold	315,429	$4,989,943
Shares issued to shareholders in reinvestment of dividends and distributions	630,119	9,927,718
Shares redeemed	(1,713,230)	(26,757,579)

Net increase (decrease)	(767,682)	$(11,839,918)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,307,548	$37,719,466
Shares issued to shareholders in reinvestment of dividends and distributions	540,102	8,833,326
Shares redeemed	(1,636,726)	(26,788,109)

Net increase (decrease)	1,210,924	$19,764,683

Year ended December 31, 2016:
Shares sold	4,756,439	$74,289,700
Shares issued to shareholders in reinvestment of dividends and distributions	1,004,581	15,723,818
Shares redeemed	(3,272,535)	(50,743,805)

Net increase (decrease)	2,488,485	$39,269,713

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay VP Income Builder Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744031	MSVPIB10-08/17 (NYLIAC) NI522

MainStay VP Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	2.43%	0.13%	2.38%	4.66%	0.53%
Service Class Shares	6/4/2003	2.31	–0.12	2.12	4.40	0.78

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[2]	2.27%	–0.31%	2.21%	4.48%
Average Lipper Variable Products Core Bond Portfolio[3]	2.49	0.41	2.36	4.22

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,024.30	$2.66	$1,022.20	$2.66	0.53%

Service Class Shares	$1,000.00	$1,023.10	$3.91	$1,020.90	$3.91	0.78%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.00%–2.375%, due 9/15/18–5/15/27

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 8/1/18–7/1/47

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.00%, due 7/15/31–7/1/47

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–7.00%, due 12/1/18–6/1/47

5.	Federal National Mortgage Association, 0.875%–6.25%, due 7/26/19–5/15/29
6.	United States Treasury Bonds, 3.00%–4.25%, due 5/15/39–2/15/47

7.	COMM Mortgage Trust, 2.139%–3.977%, due 6/8/30–10/10/49

8.	Federal Home Loan Mortgage Corporation, 1.00%–6.25%, due 9/27/17–7/15/32

9.	Morgan Stanley Bank of America Merrill Lynch Trust, 3.175%–4.259%, due 10/15/46–9/15/49

10.	Masco Corp., 3.50%–4.50%, due 4/1/21–5/15/47

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Bond Portfolio returned 2.43% for Initial Class shares and 2.31% for Service Class shares. Over the same period, both share classes outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 2.49% return of the Average Lipper2 Variable Products Core Bond Portfolio for the six months ended June 30, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, asset-backed securities, commercial mortgage-backed securities and U.S. government agency securities throughout the reporting period. The Portfolio maintained an underweight position relative to the Index in the agency mortgage-backed securities sector. The corporate sector was the Portfolio’s bestperforming sector during the reporting period. Overweight positions in asset-backed securities, U.S. government agency securities and commercial mortgage-backed securities also added to performance during the six months ended June 30, 2017. Underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in agency mortgage-backed securities also added to performance during the reporting period.

During the first half of the reporting period, non-corporate bonds represented the best-performing sector in the Index. The Portfolio’s underweight position relative to the benchmark in this sector detracted from relative performance during this portion of the reporting period. During the second half of the reporting period, the Portfolio earned a positive excess return from its overweight position relative to the benchmark in U.S. corporates, particularly the banking subsector, which benefited relative performance.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. There were two occasions when the duration of the Portfolio was shorter than that of the benchmark. This strategy had a slightly negative impact on the Portfolio’s performance. As of June 30, 2017, the Portfolio had a duration of 5.84 years, in line with the 5.84-year duration of the Bloomberg Barclays U.S. Aggregate Bond Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Toward the beginning of the reporting period, consistent economic data and a shift in tone at the Federal Reserve helped push interest rates higher. This provided a favorable backdrop for investment-grade corporate bonds and prompted us to increase the Portfolio’s already overweight position in that sector. During this early portion of the reporting period, we reduced the Portfolio’s allocation to residential mortgage-backed securities from equal to the Bloomberg Barclays U.S. Aggregate Bond Index to underweight relative to the benchmark. The decision to assume an underweight position in the sector was driven by the increased likelihood that the Federal Reserve would begin tapering its reinvestments of mortgage-backed security prepayments to shrink its balance sheet, which we believed would increase volatility in the mortgage market. Toward the end of the reporting period, strong fundamentals and a favorable yield profile in the commercial mortgage-backed securities sector led us to add to the Portfolio’s overweight position relative to the benchmark in that sector. During the latter portion of the reporting period, we also increased the Portfolio’s allocation to asset-backed securities by adding short-duration, high-quality assets to the Portfolio.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the financials, industrials and utilities sectors. This positioning benefited the Portfolio’s performance relative to the Index. In financials, overweight positions in the banking and insurance subsectors had the greatest positive impact on the relative performance of the Portfolio. Overweight positions in banking companies BNP Paribas and Credit Suisse Group and insurance company Farmers Exchange Capital all contributed positively to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) In the industrials sector, the best-performing subsectors for the Portfolio were basic materials, communications and capital goods. Telecommunications company Telefonica, pharmaceutical company Mylan NV and building materials company Masco were among the best performers in the Portfolio.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity

8	MainStay VP Bond Portfolio

Allocations that detracted from the performance of the Portfolio included energy and the non-corporate sectors. In energy, the Portfolio’s underperformance relative to the benchmark was driven primarily by positioning in the integrated energy industry. In non-corporate sectors, the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index that detracted from performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio generally sought to purchase corporate bonds during periods of perceived market weakness and to sell corporate bonds as the market rallied.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio had overweight allocations to the financials, industrials and utilities sectors. During the first half of the reporting period, these weightings were increased to take advantage of what we viewed to be a strong technical backdrop as well as a robust new issue calendar. The increase in overweight allocations relative to the Bloomberg Barclays U.S. Aggregate Bond Index was primarily concentrated in the banking, capital goods, communications and electric subsectors. Toward the end of the reporting period, we slightly reduced the Portfolio’s overweight position relative to the benchmark in corporate bonds. Although we still had a favorable view of the asset class, we remained cautious in the short term.

Summer months are often known for lower liquidity that can lead to higher volatility. During the latter part of the reporting period, we added to the Portfolio’s overweight positions in commercial mortgage-backed securities and asset-backed securities. Throughout the reporting period, we decreased the Portfolio’s weighting in the U.S. Treasury securities sector to fund the Portfolio’s purchases in spread assets.4

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio was overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds. Within the corporate sector, the Portfolio was overweight in financials, industrials and utilities at the end of the reporting period. As of June 30, 2017, the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. At period-end, the most substantially overweight position in spread assets was in the corporate sector.

As of June 30, 2017, the Portfolio held underweight positions in the sovereign, supranational and foreign agency sectors. As of the same date, the Portfolio held an underweight position in the residential mortgage-backed securities sector, specifically 30-year 3.5% conventional mortgages.

As of June 30, 2017, the Portfolio maintained a duration that was approximately equal to the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 100.2%† Asset-Backed Securities 9.1%
Automobile 0.5%
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	$2,196,333	$2,222,548
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	1,700,000	1,694,104

		3,916,652

Home Equity 0.2%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	183,157	186,587
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	1,161,901	652,624
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.873%, due 6/25/33 (b)	1,218,766	1,219,144

		2,058,355

Other ABS 8.4%
AIMCO CLO Series 2014-AA, Class AR 2.181%, due 7/20/26 (a)(c)	2,100,000	2,099,935
Apidos CLO XXV Series 2016-25A, Class A1 2.363%, due 10/20/28 (a)(c)	5,300,000	5,316,345
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.038%, due 4/17/26 (a)(c)	750,000	751,477
Babson CLO, Ltd. Series 2013-IA, Class A 2.13%, due 4/20/25 (a)(c)	5,400,000	5,408,046
Bain Capital Credit CLO Series 2016-2A, Class A 2.437%, due 1/15/29 (a)(c)	3,475,000	3,481,290
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.386%, due 7/23/30 (a)(c)	2,600,000	2,599,984
Dryden Senior Loan Fund Series 2014-33A, Class AR 2.452%, due 10/15/28 (a)(c)	700,000	704,623
Dryden XXXI Senior Loan Fund Series 2014-31A, Class AR 2.238%, due 4/18/26 (a)(c)	4,300,000	4,299,996
Finn Square CLO, Ltd. Series 2012-1A, Class A1R 2.367%, due 12/24/23 (a)(c)	536,236	537,098

	Principal Amount	Value
Other ABS (continued)
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	$500,000	$506,865
Galaxy XIV CLO, Ltd. Series 2012-14A, Class AR 2.409%, due 11/15/26 (a)(c)	2,500,000	2,503,190
Galaxy XVI CLO, Ltd. Series 2013-16A, Class A1R 2.167%, due 11/16/25 (a)(c)	1,000,000	1,000,014
Highbridge Loan Management, Ltd. Series 2015-6A, Class A 2.484%, due 5/5/27 (a)(c)	1,000,000	1,000,688
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (a)	1,055,188	1,051,896
HPS Loan Management, Ltd. Series 2011 A-17, Class A 2.395%, due 5/6/30 (a)(c)	3,000,000	3,000,471
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.85%, due 10/25/30 (b)	819,102	601,868
Magnetite VIII, Ltd. Series 2014-8A, Class AR 2.323%, due 4/15/26 (a)(c)	5,000,000	5,030,010
Magnetite XII, Ltd. Series 2015-12A, Class AR 2.353%, due 4/15/27 (a)(c)	500,000	502,661
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (a)	556,592	552,788
Neuberger Berman CLO XIX, Ltd. (a)(c)
Series 2015-19A, Class A1R (zero coupon), due 7/15/27 (d)	4,300,000	4,300,000
Series 2015-19A, Class A1 2.443%, due 7/15/27	4,300,000	4,311,911
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 2.321%, due 11/18/26 (a)(c)	5,200,000	5,199,953
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (a)	462,811	462,205
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 2.567%, due 7/25/30 (a)(c)(d)	1,500,000	1,499,121
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR 2.473%, due 1/15/26 (a)(c)	2,500,000	2,508,692
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (a)	900,000	900,461

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Voya CLO, Ltd. (a)(c)
Series 2014-1A, Class A1R 2.354%, due 4/18/26	$2,640,000	$2,651,207
Series 2014-2A, Class A1R 2.408%, due 4/17/30	1,900,000	1,900,325
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	3,356,311	3,345,204

		68,028,324

Total Asset-Backed Securities (Cost $74,620,344)		74,003,331

Corporate Bonds 36.3%
Aerospace & Defense 0.3%
BAE Systems PLC 4.75%, due 10/11/21 (a)	2,000,000	2,158,370

Auto Manufacturers 1.6%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	2,925,000	2,960,331
Ford Motor Co. 5.291%, due 12/8/46	4,250,000	4,361,860
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	2,525,000	2,652,586
General Motors Co. 4.875%, due 10/2/23	2,900,000	3,107,854

		13,082,631

Banks 10.6%
ABN AMRO Bank N.V. 2.10%, due 1/18/19 (a)	4,100,000	4,106,408
Bank of America Corp.
3.124%, due 1/20/23 (c)	925,000	935,158
4.443%, due 1/20/48 (c)	3,000,000	3,173,043
4.45%, due 3/3/26	1,570,000	1,633,968
5.00%, due 1/21/44	2,000,000	2,260,900
Bank of New York Mellon Corp. 2.661%, due 5/16/23 (c)	1,400,000	1,404,435
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, due 9/8/19 (a)	2,500,000	2,507,413
BNP Paribas S.A. 3.80%, due 1/10/24 (a)	5,200,000	5,415,394
Capital One N.A.
2.35%, due 1/31/20	2,125,000	2,125,693
2.95%, due 7/23/21	3,300,000	3,324,371
Citigroup, Inc.
4.60%, due 3/9/26	2,345,000	2,460,702
5.30%, due 5/6/44	4,000,000	4,526,320
Credit Agricole S.A. 3.375%, due 1/10/22 (a)	4,100,000	4,209,650

	Principal Amount	Value
Banks (continued)
Credit Suisse Group A.G. 4.282%, due 1/9/28 (a)	$4,500,000	$4,651,565
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,990,000	2,067,572
Discover Bank 3.20%, due 8/9/21	800,000	814,795
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	4,115,676
Goldman Sachs Group, Inc.
2.908%, due 6/5/23 (c)	2,050,000	2,045,935
5.15%, due 5/22/45	2,475,000	2,749,126
5.25%, due 7/27/21	1,250,000	1,370,063
6.25%, due 2/1/41	550,000	718,460
HBOS PLC 6.75%, due 5/21/18 (a)	7,547,000	7,849,861
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,613,277
Huntington National Bank 2.875%, due 8/20/20	3,225,000	3,279,873
JPMorgan Chase & Co. 5.40%, due 1/6/42	2,425,000	2,934,267
Morgan Stanley
2.75%, due 5/19/22	1,850,000	1,849,600
4.35%, due 9/8/26	1,556,000	1,617,677
4.375%, due 1/22/47	4,000,000	4,172,816
Sumitomo Mitsui Banking Corp. 2.25%, due 7/11/19	1,000,000	1,004,357
UBS Group Funding Switzerland A.G. 4.253%, due 3/23/28 (a)	3,700,000	3,865,501
Wells Fargo & Co. 4.75%, due 12/7/46	1,000,000	1,067,674

		85,871,550

Building Materials 2.2%
CRH America, Inc. 5.125%, due 5/18/45 (a)	3,200,000	3,606,269
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,921,319
♦Masco Corp.
3.50%, due 4/1/21	3,825,000	3,928,160
4.45%, due 4/1/25	3,175,000	3,391,218
4.50%, due 5/15/47	3,000,000	3,013,713

		17,860,679

Chemicals 1.2%
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,725,459
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	2,140,000	2,129,300
Westlake Chemical Corp. 3.60%, due 8/15/26	2,000,000	1,984,998

		9,839,757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 0.3%
Equifax, Inc. 7.00%, due 7/1/37	$1,799,000	$2,306,298

Computers 0.5%
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	3,600,000	3,711,956

Diversified Financial Services 0.6%
Discover Financial Services
3.85%, due 11/21/22	3,302,000	3,381,624
5.20%, due 4/27/22	350,000	380,993
GE Capital International Funding Co. 4.418%, due 11/15/35	918,000	999,140

		4,761,757

Electric 3.6%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,229,146
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,507,870
Dominion Energy, Inc. 4.104%, due 4/1/21 (b)	475,000	498,551
Duke Energy Progress LLC 6.125%, due 9/15/33	500,000	639,480
Electricite de France S.A. 2.35%, due 10/13/20 (a)	2,000,000	2,007,770
Emera U.S. Finance, L.P. 4.75%, due 6/15/46	2,350,000	2,480,042
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,910,560
Exelon Corp.
3.497%, due 6/1/22	2,750,000	2,809,513
5.10%, due 6/15/45	3,000,000	3,361,623
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,610,233
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	410,288
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	977,389
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,346,572
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,609,362

		29,398,399

Electronics 0.6%
Amphenol Corp. 3.125%, due 9/15/21	1,700,000	1,739,525
Fortive Corp. 2.35%, due 6/15/21	3,000,000	2,982,648

		4,722,173

	Principal Amount	Value
Food 1.0%
Ingredion, Inc.
1.80%, due 9/25/17	$1,600,000	$1,600,955
4.625%, due 11/1/20	2,150,000	2,304,471
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,315,525
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	3,000,000	2,922,954

		8,143,905

Gas 0.4%
NiSource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,435,331
5.65%, due 2/1/45	1,800,000	2,164,342

		3,599,673

Health Care—Products 0.2%
Becton Dickinson & Co. 2.894%, due 6/6/22	2,000,000	2,006,252

Insurance 1.6%
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,950,000	4,196,132
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(c)	3,000,000	3,263,310
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	4,944,000	5,422,184

		12,881,626

Iron & Steel 0.5%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,857,874
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,429,534

		4,287,408

Machinery—Diversified 0.2%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,330,963

Media 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 7/23/20	1,750,000	1,808,406

Mining 1.0%
Anglo American Capital PLC (a)
4.75%, due 4/10/27	3,950,000	4,057,835
4.875%, due 5/14/25	3,625,000	3,770,000

		7,827,835

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.0%‡
General Electric Co. 5.875%, due 1/14/38	$287,000	$371,414

Oil & Gas 2.6%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	2,975,000	3,175,336
Cenovus Energy, Inc. (a)
4.25%, due 4/15/27	2,200,000	2,095,779
5.40%, due 6/15/47	2,000,000	1,866,780
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	2,900,000	3,041,047
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	4,239,375
Petroleos Mexicanos
3.50%, due 7/23/20	1,450,000	1,465,225
3.50%, due 1/30/23	1,575,000	1,509,638
5.75%, due 3/1/18	2,000,000	2,046,697
Statoil ASA 5.25%, due 4/15/19	1,325,000	1,402,873
Valero Energy Corp. 6.625%, due 6/15/37	550,000	679,305

		21,522,055

Pharmaceuticals 0.3%
Mylan N.V. 5.25%, due 6/15/46	2,000,000	2,187,800

Pipelines 2.6%
Energy Transfer Partners, L.P. 6.50%, due 2/1/42	1,300,000	1,452,153
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,953,203
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	451,037
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,824,684
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,287,599
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,780,965
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,305,470

		21,055,111

Real Estate Investment Trusts 1.7%
DDR Corp. 4.75%, due 4/15/18	2,000,000	2,039,142
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,895,986

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Mid-America Apartments, L.P. 3.60%, due 6/1/27	$1,750,000	$1,745,275
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,120,135
Simon Property Group, L.P. 2.625%, due 6/15/22	1,875,000	1,881,857
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	4,872,000	5,150,532

		13,832,927

Software 0.3%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,150,000	1,137,624
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,464,138

		2,601,762

Sovereign 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	599,400

Telecommunications 1.9%
AT&T, Inc.
4.45%, due 4/1/24	2,000,000	2,105,396
4.50%, due 5/15/35	2,500,000	2,459,480
Deutsche Telekom International Finance B.V. 2.82%, due 1/19/22 (a)	4,050,000	4,073,203
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,959,053
Telefonica Emisiones SAU 5.213%, due 3/8/47	4,000,000	4,318,928
Verizon Communications, Inc. 4.272%, due 1/15/36	866,000	835,825

		15,751,885

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,614,726

Total Corporate Bonds (Cost $283,106,266)		295,136,718

Foreign Government Bond 0.0%‡
Sovereign 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	388,500

Total Foreign Government Bond (Cost $347,457)		388,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities 7.7%
Agency (Collateralized Mortgage Obligations) 0.6%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (c)	$2,300,000	$2,410,646
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,515,420

		4,926,066

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.5%
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class A4 2.941%, due 10/10/49	3,000,000	2,954,672
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,100,000	1,160,384
♦COMM Mortgage Trust
Series 2013-THL, Class A2 2.139%, due 6/8/30 (a)(c)	3,400,000	3,403,176
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,636,471
Series 2016-COR1, Class A4 3.091%, due 10/10/49	3,000,000	2,981,305
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,416,932
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,016,087
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,765,673
GS Mortgage Securities Trust
Series 2016-GS3, Class AS 3.143%, due 10/10/49	4,000,000	3,921,158
Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,742,828
Series 2015-GC32, Class AS 4.018%, due 7/10/48 (c)	3,000,000	3,157,131
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	1,975,184	2,006,438
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,192,718
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2016-JP3, Class A2 2.435%, due 8/15/49	1,100,000	1,102,411
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3 5.866%, due 9/15/45 (c)	1,875,803	1,887,603

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
♦Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C30, Class AS 3.175%, due 9/15/49	$4,000,000	$3,908,227
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,015,202
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	3,097,863
Series 2013-C12, Class A4 4.259%, due 10/15/46 (c)	2,600,000	2,810,503
Morgan Stanley Capital I Trust Series 2007-IQ16, Class A4 5.809%, due 12/12/49	1,192,869	1,196,343
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,898,809
Series 2016-LC24, Class A2 2.501%, due 10/15/49	1,500,000	1,511,532
Series 2016-C33, Class AS 3.749%, due 3/15/59	500,000	514,079
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	83,114	83,176

		52,380,721

Whole Loan (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (c)	278,705	242,052
JPMorgan Mortgage Trust (a)(c)
Series 2014-2, Class 1A1 3.00%, due 6/25/29	2,577,401	2,600,958
Series 2015-6, Class A5 3.50%, due 10/25/45	1,682,162	1,715,543
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (b)	1,117,052	573,473

		5,132,026

Total Mortgage-Backed Securities (Cost $63,931,634)		62,438,813

Municipal Bonds 1.3%
California 0.3%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	2,118,287

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	2,023,253

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas 0.7%
Dallas Area Rapid Transit 5.022%, due 12/1/48	$700,000	$836,969
San Antonio Water System 5.502%, due 5/15/29	2,000,000	2,371,760
Texas Transportation Commission State Highway Fund 5.178%, due 4/1/30	2,150,000	2,547,685

		5,756,414

Washington 0.1%
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	411,907

Total Municipal Bonds (Cost $9,958,079)		10,309,861

U.S. Government & Federal Agencies 45.8%
Federal Home Loan Bank 0.2%
1.00%, due 9/26/19	1,400,000	1,385,779

♦Federal Home Loan Mortgage Corporation 1.4%
1.00%, due 9/27/17	1,325,000	1,324,693
1.25%, due 8/15/19	2,000,000	1,990,108
1.35%, due 1/25/19	3,500,000	3,495,159
1.50%, due 1/17/20	2,500,000	2,497,900
6.25%, due 7/15/32	1,600,000	2,274,467

		11,582,327

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.0%
2.50%, due 6/1/28	3,293,501	3,334,314
2.50%, due 1/1/31	1,379,797	1,388,686
2.50%, due 12/1/31	569,876	573,547
2.50%, due 2/1/32	673,761	678,102
3.00%, due 6/1/27	416,366	427,908
3.00%, due 9/1/30	2,969,381	3,051,699
3.00%, due 9/1/33	2,235,754	2,288,987
3.00%, due 8/1/43	3,899,764	3,909,042
3.00%, due 6/1/45	2,417,879	2,414,216
3.00%, due 11/1/46	883,740	882,402
3.50%, due 12/1/20	523,670	545,752
3.50%, due 9/1/25	47,500	49,503
3.50%, due 11/1/25	25,772	26,859
3.50%, due 3/1/26	169,433	176,578
3.50%, due 1/1/29	197,429	205,981
3.50%, due 3/1/29	22,840	23,836
3.50%, due 2/1/44	2,438,805	2,516,447
3.50%, due 1/1/45	1,655,919	1,712,137
3.50%, due 9/1/45	6,849,120	7,041,786
3.50%, due 10/1/45	771,301	792,998
3.50%, due 11/1/45	500,712	514,797

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/46	$966,511	$993,699
3.50%, due 4/1/46	990,804	1,018,676
3.50%, due 9/1/46	299,563	307,990
3.50%, due 12/1/46	489,770	503,547
3.50%, due 5/1/47	396,944	408,110
3.50%, due 6/1/47	300,001	308,440
4.00%, due 7/1/23	225,839	238,314
4.00%, due 8/1/25	88,698	93,101
4.00%, due 1/1/31	266,887	283,579
4.00%, due 11/1/41	141,304	149,217
4.00%, due 1/1/42	149,254	157,615
4.00%, due 4/1/42	3,390,904	3,580,851
4.00%, due 5/1/44	3,615,614	3,805,461
4.00%, due 7/1/45	350,445	368,846
4.00%, due 8/1/45	193,843	204,022
4.00%, due 10/1/45	161,678	170,168
4.00%, due 11/1/45	499,246	525,460
4.00%, due 9/1/46	361,251	380,220
4.00%, due 3/1/47	250,001	263,128
4.50%, due 4/1/22	45,494	47,018
4.50%, due 4/1/23	12,314	13,041
4.50%, due 6/1/24	35,446	37,667
4.50%, due 7/1/24	79,166	83,888
4.50%, due 5/1/25	151,350	158,673
4.50%, due 4/1/31	235,828	253,044
4.50%, due 11/1/39	1,355,493	1,455,705
4.50%, due 8/1/40	171,335	184,224
4.50%, due 9/1/40	994,244	1,068,742
4.50%, due 11/1/40	359,057	384,618
4.50%, due 7/1/41	293,835	315,955
5.00%, due 3/1/23	3,966	4,070
5.00%, due 6/1/23	71,554	76,479
5.00%, due 8/1/23	9,901	10,576
5.00%, due 7/1/24	59,005	63,070
5.00%, due 3/1/25	147,869	157,507
5.00%, due 6/1/30	176,188	191,717
5.00%, due 9/1/31	290,195	315,012
5.00%, due 8/1/35	71,420	78,094
5.00%, due 4/1/37	1,128,045	1,233,240
5.00%, due 8/1/37	203,780	222,623
5.00%, due 3/1/40	447,962	490,904
5.50%, due 12/1/18	12,347	12,505
5.50%, due 9/1/21	68,271	71,219
5.50%, due 9/1/22	70,592	73,940
5.50%, due 9/1/37	450,693	501,912
5.50%, due 8/1/38	197,818	220,272
5.50%, due 12/1/38	650,514	722,771
6.00%, due 7/1/21	204,095	212,197
6.00%, due 8/1/36	135,133	152,858
6.00%, due 9/1/37	193,626	217,570

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 5/1/40	$500,311	$566,472
6.50%, due 11/1/35	24,052	26,705
6.50%, due 8/1/37	30,015	34,977
6.50%, due 11/1/37	77,265	88,208
6.50%, due 9/1/39	152,694	169,345
7.00%, due 1/1/33	382,364	421,881
7.00%, due 9/1/33	73,613	79,438

		56,734,158

♦Federal National Mortgage Association 3.5%
0.875%, due 8/2/19	5,000,000	4,939,890
1.00%, due 10/24/19	2,000,000	1,977,842
1.25%, due 7/26/19	2,500,000	2,480,850
1.25%, due 8/17/21	2,000,000	1,955,086
1.375%, due 2/26/21	500,000	493,863
1.50%, due 2/28/20	1,200,000	1,196,855
1.875%, due 4/5/22	3,600,000	3,588,696
1.875%, due 9/24/26	6,100,000	5,783,678
2.125%, due 4/24/26	1,600,000	1,559,506
6.25%, due 5/15/29	3,000,000	4,070,883

		28,047,149

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 10.9%
2.50%, due 2/1/23	699,076	707,270
2.50%, due 2/1/28	2,082,941	2,106,979
2.50%, due 5/1/28	1,275,488	1,290,178
2.50%, due 6/1/30	1,918,881	1,935,672
2.50%, due 1/1/31	230,979	233,001
2.50%, due 9/1/31	1,236,500	1,243,778
2.50%, due 5/1/32	591,454	594,935
2.50%, due 5/1/43	682,158	660,974
3.00%, due 12/1/24	390,979	402,046
3.00%, due 9/1/29	1,433,036	1,471,824
3.00%, due 3/1/30	798,279	819,886
3.00%, due 8/1/30	2,196,208	2,255,653
3.00%, due 10/1/30	76,989	79,072
3.00%, due 1/1/31	260,046	267,084
3.00%, due 3/1/32	693,979	712,763
3.00%, due 7/1/32 TBA (e)	600,000	615,797
3.00%, due 3/1/35	503,571	513,477
3.00%, due 4/1/35	791,368	806,925
3.00%, due 9/1/43	1,762,136	1,769,152
3.00%, due 3/1/46	475,049	474,832
3.00%, due 5/1/46	360,624	360,392
3.00%, due 7/1/46	469,125	468,823
3.00%, due 9/1/46	2,112,608	2,111,248
3.00%, due 12/1/46	198,252	198,124
3.00%, due 1/1/47	495,245	494,926
3.00%, due 4/1/47	492,411	492,094
3.50%, due 10/1/20	558,541	581,505

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/21	$50,056	$52,114
3.50%, due 11/1/28	527,240	548,990
3.50%, due 4/1/29	146,634	152,663
3.50%, due 8/1/29	520,624	542,697
3.50%, due 2/1/32	509,483	532,111
3.50%, due 4/1/32	695,244	726,171
3.50%, due 10/1/34	453,572	472,288
3.50%, due 11/1/40	292,135	301,797
3.50%, due 6/1/41	911,662	941,782
3.50%, due 10/1/43	2,080,400	2,141,090
3.50%, due 11/1/43	3,731,846	3,849,049
3.50%, due 1/1/44	1,324,467	1,366,577
3.50%, due 2/1/45	588,177	606,418
3.50%, due 8/1/45	2,848,998	2,927,912
3.50%, due 9/1/45	605,074	621,834
3.50%, due 10/1/45	5,044,487	5,184,215
3.50%, due 2/1/46	1,532,150	1,574,589
3.50%, due 3/1/46	1,234,130	1,268,314
3.50%, due 4/1/46	426,325	438,134
3.50%, due 6/1/46	2,412,248	2,479,065
3.50%, due 10/1/46	278,928	287,591
3.50%, due 12/1/46	250,000	256,925
3.50%, due 5/1/47	493,825	507,503
4.00%, due 8/1/18	78,786	81,562
4.00%, due 4/1/20	61,312	63,472
4.00%, due 10/1/20	72	75
4.00%, due 3/1/22	79,074	82,292
4.00%, due 12/1/25	670,598	706,003
4.00%, due 4/1/31	405,063	429,608
4.00%, due 12/1/39	128,717	135,925
4.00%, due 7/1/40	669,477	706,960
4.00%, due 11/1/41	1,573,107	1,659,955
4.00%, due 3/1/42	862,296	909,586
4.00%, due 5/1/42	1,582,433	1,669,829
4.00%, due 11/1/42	779,799	827,136
4.00%, due 8/1/43	1,164,785	1,225,060
4.00%, due 11/1/44	3,012,322	3,168,102
4.00%, due 7/1/45	289,931	304,925
4.00%, due 9/1/45	329,331	346,362
4.00%, due 11/1/45	914,071	961,342
4.00%, due 12/1/45	581,593	611,670
4.00%, due 5/1/46	544,371	572,523
4.00%, due 6/1/46	1,500,742	1,578,396
4.00%, due 9/1/46	1,153,841	1,213,511
4.00%, due 12/1/46	684,541	720,039
4.00%, due 7/1/47 TBA (e)	400,000	420,484
4.50%, due 5/1/24	318,796	336,603
4.50%, due 7/1/26	642,880	679,389
4.50%, due 4/1/31	329,328	354,124
4.50%, due 11/1/35	245,444	264,345

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/41	$655,008	$708,121
4.50%, due 5/1/41	961,684	1,040,161
4.50%, due 7/1/41	885,024	955,079
4.50%, due 9/1/41	496,203	536,424
4.50%, due 3/1/44	348,909	374,877
4.50%, due 8/1/44	1,775,743	1,907,730
4.50%, due 11/1/44	541,864	581,623
5.00%, due 9/1/23	252,092	275,206
5.00%, due 12/1/23	276,796	292,927
5.00%, due 9/1/25	1,511	1,649
5.00%, due 4/1/29	55,698	60,805
5.00%, due 4/1/31	276,965	302,953
5.00%, due 3/1/34	573,754	634,934
5.00%, due 4/1/34	333,374	371,548
5.00%, due 4/1/35	132,901	145,885
5.00%, due 2/1/36	228,410	250,773
5.00%, due 5/1/37	384	420
5.00%, due 6/1/37	261,173	285,806
5.00%, due 2/1/38	800,146	874,107
5.00%, due 5/1/38	358,529	391,401
5.00%, due 1/1/39	144,624	157,884
5.00%, due 3/1/44	202,161	221,052
5.50%, due 1/1/21	1,671	1,733
5.50%, due 12/1/21	5,468	5,750
5.50%, due 1/1/22	31,083	32,398
5.50%, due 2/1/22	1,959	2,060
5.50%, due 2/1/26	684,293	761,889
5.50%, due 10/1/28	496,127	549,121
5.50%, due 4/1/34	140,770	157,333
5.50%, due 8/1/37	123,861	138,568
5.50%, due 3/1/38	330,443	367,968
5.50%, due 6/1/38	292,222	326,294
5.50%, due 1/1/39	643,316	718,319
5.50%, due 11/1/39	121,146	134,765
5.50%, due 6/1/40	91,602	102,236
5.50%, due 2/1/42	652,957	737,824
6.00%, due 3/1/36	41,816	47,429
6.00%, due 11/1/37	119,574	134,792
6.00%, due 10/1/38	535,656	605,658
6.00%, due 12/1/38	448,501	507,818
6.00%, due 4/1/40	208,086	236,672
6.00%, due 10/1/40	279,742	316,721
6.50%, due 10/1/36	48,716	54,578
6.50%, due 1/1/37	221,649	259,782
6.50%, due 8/1/37	9,073	10,134
6.50%, due 10/1/37	86,777	95,979
7.00%, due 9/1/37	61,555	71,088
7.00%, due 10/1/37	1,061	1,208
7.00%, due 11/1/37	7,323	8,306
7.50%, due 7/1/28	24,031	26,440

		88,261,745

	Principal Amount	Value
♦Government National Mortgage Association (Mortgage Pass-Through Securities) 9.2%
2.50%, due 10/20/46	$387,484	$378,272
2.50%, due 1/20/47	296,256	289,213
3.00%, due 7/15/43	574,277	582,465
3.00%, due 7/20/43	308,392	312,699
3.00%, due 8/15/43	722,653	732,927
3.00%, due 8/20/43	64,803	65,708
3.00%, due 12/20/43	128,964	130,766
3.00%, due 4/20/45	147,384	149,026
3.00%, due 7/20/45	6,985,095	7,062,889
3.00%, due 8/20/45	408,036	412,581
3.00%, due 11/20/45	240,350	243,027
3.00%, due 12/20/45	80,749	81,648
3.00%, due 2/20/46	486,338	491,754
3.00%, due 8/20/46	4,898,160	4,952,711
3.00%, due 9/20/46	1,158,259	1,171,159
3.00%, due 10/20/46	689,900	697,583
3.00%, due 12/20/46	2,259,357	2,284,520
3.50%, due 6/20/42	1,587,541	1,652,770
3.50%, due 8/20/43	2,178,143	2,265,653
3.50%, due 11/20/43	2,095,954	2,180,167
3.50%, due 2/15/45	350,758	363,614
3.50%, due 4/20/45	1,737,882	1,801,960
3.50%, due 5/15/45	837,939	868,652
3.50%, due 7/20/45	1,249,430	1,295,499
3.50%, due 8/20/45	844,922	876,076
3.50%, due 12/20/45	3,360,702	3,484,617
3.50%, due 1/20/46	397,776	412,443
3.50%, due 2/20/46	1,216,560	1,261,417
3.50%, due 6/20/46	677,056	702,020
3.50%, due 10/20/46	1,732,829	1,796,722
3.50%, due 11/20/46	2,389,832	2,477,950
3.50%, due 1/20/47	2,752,871	2,854,375
3.50%, due 7/1/47 TBA (e)	500,000	517,890
4.00%, due 1/20/42	1,519,813	1,608,176
4.00%, due 2/20/42	591,554	625,605
4.00%, due 8/20/43	1,850,922	1,958,941
4.00%, due 10/20/43	606,384	641,249
4.00%, due 3/15/44	111,133	116,991
4.00%, due 6/20/44	585,381	616,478
4.00%, due 7/15/44	600,578	632,239
4.00%, due 8/20/44	514,780	542,126
4.00%, due 9/20/44	529,368	557,489
4.00%, due 12/20/44	362,310	381,557
4.00%, due 1/20/45	284,098	299,190
4.00%, due 4/20/45	372,138	391,907
4.00%, due 7/15/45	456,927	481,015
4.00%, due 8/15/45	267,868	281,997
4.00%, due 9/20/45	192,413	202,634
4.00%, due 2/20/46	361,264	380,455
4.00%, due 8/20/46	373,115	392,936

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 12/20/46	$600,060	$631,936
4.00%, due 7/1/47 TBA (e)	8,300,000	8,731,976
4.50%, due 6/15/39	1,498,154	1,610,955
4.50%, due 6/15/40	355,212	382,894
4.50%, due 6/20/40	657,107	706,060
4.50%, due 3/20/41	261,430	280,927
4.50%, due 4/20/41	200,214	215,131
4.50%, due 9/20/41	395,223	424,711
4.50%, due 12/20/41	69,804	75,014
4.50%, due 4/20/42	138,565	148,889
4.50%, due 8/20/43	405,401	431,782
4.50%, due 3/20/44	631,962	679,333
4.50%, due 12/20/44	220,425	234,392
4.50%, due 4/20/45	175,204	186,306
5.00%, due 9/15/39	324,381	359,749
5.00%, due 6/15/40	391,763	429,781
5.00%, due 7/15/40	365,524	401,692
5.00%, due 9/20/40	1,356,893	1,490,786
5.00%, due 10/20/41	117,094	128,865
5.00%, due 8/20/43	91,396	99,069
5.50%, due 1/20/35	6,285	7,027
5.50%, due 7/15/35	106,829	120,238
5.50%, due 8/15/35	67,638	76,108
5.50%, due 5/15/36	55,394	62,001
5.50%, due 6/15/38	24,367	27,136
5.50%, due 1/15/39	143,430	159,966
5.50%, due 3/20/39	421,976	460,267
5.50%, due 7/15/39	98,015	109,145
5.50%, due 12/15/39	33,898	37,960
5.50%, due 2/15/40	194,569	216,686
6.00%, due 11/15/37	28,116	31,898
6.00%, due 12/15/37	248,778	280,452
6.00%, due 9/15/38	228,019	257,049
6.00%, due 10/15/38	62,522	70,483
6.50%, due 3/15/36	107,056	119,093
6.50%, due 6/15/36	85,031	94,544
6.50%, due 9/15/36	33,076	37,029
6.50%, due 7/15/37	90,729	102,487
7.00%, due 7/15/31	37,195	39,536

		74,921,111

♦United States Treasury Bonds 1.5%
3.00%, due 2/15/47	3,275,000	3,378,366
4.25%, due 5/15/39	7,325,000	9,175,991

		12,554,357

♦United States Treasury Notes 12.1%
1.00%, due 9/15/18	6,500,000	6,475,625
1.00%, due 10/15/19	16,900,000	16,740,244
1.125%, due 2/28/21	300,000	293,906

	Principal Amount	Value
United States Treasury Notes (continued)
1.25%, due 6/30/19	$12,500,000	$12,465,825
1.50%, due 5/15/20	13,300,000	13,284,931
1.50%, due 6/15/20	20,000,000	19,971,880
1.75%, due 6/30/22	18,600,000	18,479,398
2.00%, due 4/30/24	3,300,000	3,275,379
2.125%, due 2/29/24	6,350,000	6,357,690
2.375%, due 5/15/27	1,400,000	1,408,859

		98,753,737

Total U.S. Government & Federal Agencies (Cost $371,563,075)		372,240,363

Total Long-Term Bonds (Cost $803,526,855)		814,517,586

Short-Term Investment 1.0%
Other Commercial Paper 1.0%
Army and Air Force Exchange Service 1.105%, due 7/3/17 (a)(f)	8,150,000	8,149,506

Total Short-Term Investment (Cost $8,149,506)		8,149,506

Total Investments, Before Investments Sold Short (Cost $811,676,361) (g)	101.2%	822,667,092

Investment Sold Short (1.0%)
Federal Agency Security Sold Short (1.0%)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.00%, due 7/1/47 TBA (e)	$(7,800,000)	(8,203,192)

Total Investment Sold Short (Proceeds $8,242,407)		(8,203,192)

Total Investments, Net of Investments Sold Short (Cost $803,433,954)	100.2%	814,463,900
Other Assets, Less Liabilities	(0.2)	(1,274,258)
Net Assets	100.0%	$813,189,642

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of fair valued securities was $5,799,121, which represented 0.7% of the Portfolio’s net assets.

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2017, the total net market value of these securities was $2,082,955, which represented 0.3% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.
(f)	Interest rate shown represents yield to maturity.

(g)	As of June 30, 2017, cost was $812,398,097 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$16,100,059
Gross unrealized depreciation	(5,831,064)

Net unrealized appreciation	$10,268,995

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	115	September 2017	$24,852,578	$(18,806)
5-Year United States Treasury Note	239	September 2017	28,162,789	(119,312)
10-Year United States Treasury Note	131	September 2017	16,444,594	(17,914)
Ultra Long United States Treasury Bond	107	September 2017	17,748,625	336,470
Ultra 10-Year United States Treasury Note	(146)	September 2017	(19,682,625)	38,740
United States Treasury Long Bond	60	September 2017	9,221,250	97,271

			$76,747,211	$316,449

1.	As of June 30, 2017, cash in the amount of $786,400 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$74,003,331	$—	$74,003,331
Corporate Bonds	—	295,136,718	—	295,136,718
Foreign Government Bond	—	388,500	—	388,500
Mortgage-Backed Securities	—	62,438,813	—	62,438,813
Municipal Bonds	—	10,309,861	—	10,309,861
U.S. Government & Federal Agencies	—	372,240,363	—	372,240,363

Total Long-Term Bonds	—	814,517,586	—	814,517,586

Short-Term Investment
Other Commercial Paper	—	8,149,506	—	8,149,506

Total Investments in Securities	—	822,667,092	—	822,667,092

Other Financial Instruments
Futures Contracts (b)	472,481	—	—	472,481

Total Investments in Securities and Other Financial Instruments	$472,481	$822,667,092	$—	$823,139,573

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in Security Sold Short (a)
Federal Agency Security Sold Short	$—	$(8,203,192)	$—	$(8,203,192)
Other Financial Instruments
Futures Contracts (b)	(156,032)	—	—	(156,032)

Total Investments in Securities Sold Short and Other Financial Instruments	$(156,032)	$(8,203,192)	$—	$(8,359,224)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers between among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $811,676,361)	$822,667,092
Cash collateral on deposit at broker	786,400
Cash	10,141
Receivables:
Investment securities sold	19,708,065
Interest	4,906,700
Fund shares sold	102,243
Other assets	4,977

Total assets	848,185,618

Liabilities
Investments sold short (proceeds $8,242,407)	8,203,192
Payables:
Investment securities purchased	25,830,618
Manager (See Note 3)	330,073
Fund shares redeemed	243,795
Variation margin on futures contracts	140,917
Shareholder communication	94,695
NYLIFE Distributors (See Note 3)	71,112
Custodian	37,506
Professional fees	31,624
Interest on TBA securities	4,133
Trustees	1,658
Accrued expenses	6,653

Total liabilities	34,995,976

Net assets	$813,189,642

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,943
Additional paid-in capital	765,566,078

765,622,021
Undistributed net investment income	28,875,927
Accumulated net realized gain (loss) on investments, investments sold short and futures transactions	7,345,299
Net unrealized appreciation (depreciation) on investments and futures contracts	11,307,180
Net unrealized appreciation (depreciation) on investments sold short	39,215

Net assets	$813,189,642

Initial Class
Net assets applicable to outstanding shares	$469,906,344

Shares of beneficial interest outstanding	32,177,384

Net asset value per share outstanding	$14.60

Service Class
Net assets applicable to outstanding shares	$343,283,298

Shares of beneficial interest outstanding	23,765,996

Net asset value per share outstanding	$14.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,470,327

Expenses
Manager (See Note 3)	2,067,460
Distribution/Service—Service Class (See Note 3)	430,804
Shareholder communication	72,281
Professional fees	49,998
Custodian	13,644
Trustees	11,418
Miscellaneous	18,654

Total expenses	2,664,259

Net investment income (loss)	8,806,068

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(630,842)
Futures transactions	711,523

Net realized gain (loss) on investments and futures transactions	80,681

Net change in unrealized appreciation (depreciation) on:
Investments	10,196,577
Investments sold short	32,359
Futures contracts	748,610

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	10,977,546

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	11,058,227

Net increase (decrease) in net assets resulting from operations	$19,864,295

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,806,068	$20,027,756
Net realized gain (loss) on investments and futures transactions	80,681	7,718,265
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	10,977,546	4,968,860

Net increase (decrease) in net assets resulting from operations	19,864,295	32,714,881

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(15,833,855)
Service Class	—	(8,931,232)

	—	(24,765,087)

From net realized gain on investments:
Initial Class	—	(2,339,844)
Service Class	—	(1,449,728)

	—	(3,789,572)

Total dividends and distributions to shareholders	—	(28,554,659)

Capital share transactions:
Net proceeds from sale of shares	55,750,612	138,388,078
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	28,554,659
Cost of shares redeemed	(153,251,464)	(327,070,196)

Increase (decrease) in net assets derived from capital share transactions	(97,500,852)	(160,127,459)

Net increase (decrease) in net assets	(77,636,557)	(155,967,237)

Net Assets
Beginning of period	890,826,199	1,046,793,436

End of period	$813,189,642	$890,826,199

Undistributed net investment income at end of period	$28,875,927	$20,069,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$14.26		$14.19		$14.52	$14.00	$14.78	$14.97

Net investment income (loss) (a)	0.16		0.32		0.31	0.33	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.18		0.20		(0.27)	0.49	(0.54)	0.41

Total from investment operations	0.34		0.52		0.04	0.82	(0.28)	0.69

Less dividends and distributions:
From net investment income	—		(0.39)		(0.36)	(0.30)	(0.27)	(0.37)
From net realized gain on investments	—		(0.06)		(0.01)	—	(0.23)	(0.51)

Total dividends and distributions	—		(0.45)		(0.37)	(0.30)	(0.50)	(0.88)

Net asset value at end of period	$14.60		$14.26		$14.19	$14.52	$14.00	$14.78

Total investment return (b)	2.38	%(c)	3.53%		0.22%	5.82%	(1.82%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	2.16	%(d)	2.14%	2.29%	1.82%	1.84%
Net expenses	0.53	%††	0.51	%(e)	0.52%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement)	0.53	%††	0.53%		0.52%	0.53%	0.53%	0.53%
Portfolio turnover rate (f)	110%		258%		326%	262%	327%	311%
Net assets at end of period (in 000’s)	$469,906		$538,979		$707,265	$733,113	$676,544	$608,651

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 103%, 223%, 191%, 116%, 170% and 222% for the six months ended June 30, 2017 and years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$14.12		$14.06		$14.39	$13.87	$14.64	$14.85

Net investment income (loss) (a)	0.14		0.28		0.27	0.29	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.18		0.19		(0.27)	0.48	(0.52)	0.40

Total from investment operations	0.32		0.47		(0.00)‡	0.77	(0.30)	0.64

Less dividends and distributions:
From net investment income	—		(0.35)		(0.32)	(0.25)	(0.24)	(0.34)
From net realized gain on investments	—		(0.06)		(0.01)	—	(0.23)	(0.51)

Total dividends and distributions	—		(0.41)		(0.33)	(0.25)	(0.47)	(0.85)

Net asset value at end of period	$14.44		$14.12		$14.06	$14.39	$13.87	$14.64

Total investment return (b)	2.27	%(c)	3.27%		(0.03%)	5.56%	(2.07%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.94	%††	1.90	%(d)	1.89%	2.04%	1.55%	1.59%
Net expenses	0.78	%††	0.76	%(e)	0.77%	0.78%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.78	%††	0.78%		0.77%	0.78%	0.78%	0.78%
Portfolio turnover rate (f)	110%		258%		326%	262%	327%	311%
Net assets at end of period (in 000’s)	$343,283		$351,848		$339,529	$358,663	$364,746	$442,860

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 103%, 223%, 191%, 116%, 170% and 222% for the six months ended June 30, 2017 and years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

25

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

26	MainStay VP Bond Portfolio

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based

27

Notes to Financial Statements (Unaudited) (continued)

on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money. The Portfolio is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with

28	MainStay VP Bond Portfolio

third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$472,481	$472,481

Total Fair Value		$472,481	$472,481

Liability Derivatives

	Statement of Assets and Liabilities	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(156,032)	$(156,032)

Total Fair Value		$(156,032)	$(156,032)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$711,523	$711,523

Total Realized Gain (Loss)		$711,523	$711,523

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures transactions	$748,610	$748,610

Total Change in Unrealized Appreciation (Depreciation)		$748,610	$748,610

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$107,721,503	$107,721,503
Futures Contracts Short	$(22,119,740)	$(22,119,740)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

29

Notes to Financial Statements (Unaudited) (continued)

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.49%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,067,460.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$26,377,424	$2,177,235

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee under a credit agreement for which Bank of New York Mellon served as agent was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $756,563 and $811,185, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $183,005 and $208,390, respectively.

30	MainStay VP Bond Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,591,611	$37,524,068
Shares redeemed	(8,217,620)	(118,563,157)

Net increase (decrease)	(5,626,009)	$(81,039,089)

Year ended December 31, 2016:
Shares sold	4,778,721	$70,239,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,243,124	18,173,699
Shares redeemed	(18,055,013)	(260,554,445)

Net increase (decrease)	(12,033,168)	$(172,141,588)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,278,551	$18,226,544
Shares redeemed	(2,432,073)	(34,688,307)

Net increase (decrease)	(1,153,522)	$(16,461,763)

Year ended December 31, 2016:
Shares sold	4,678,373	$68,148,920
Shares issued to shareholders in reinvestment of dividends and distributions	716,600	10,380,960
Shares redeemed	(4,623,259)	(66,515,751)

Net increase (decrease)	771,714	$12,014,129

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay VP Bond Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744030	MSVPB10-08/17 (NYLIAC) NI509

MainStay VP Government Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	1.49%	–0.71%	1.35%	3.74%	0.56%
Service Class Shares	6/4/2003	1.36	–0.96	1.10	3.48	0.81

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[2]	1.86%	–2.18%	1.30%	3.93%
Morningstar Intermediate Government Category Average[3]	1.18	–1.24	1.04%	3.57

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,014.90	$2.80	$1,022.00	$2.81	0.56%

Service Class Shares	$1,000.00	$1,013.60	$4.04	$1,020.80	$4.06	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Government Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	United States Treasury Notes, 2.00%, due 8/31/21

4.	United States Treasury Notes, 2.375%, due 8/15/24

5.	Tennessee Valley Authority, 4.65%, due 6/15/35
6.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 4/1/45

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Government Portfolio returned 1.49% for Initial Class shares and 1.36% for Service Class shares. Over the same period, both share classes underperformed the 1.86% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Portfolio’s benchmark, but outperformed the 1.18% return of the Morningstar Intermediate Government Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,3 yield-curve4 posture, sector weighting and issue selection are four factors that affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than the duration of the Bloomberg Barclays U.S. Government Bond Index. Because of its shorter duration, the Portfolio was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The Portfolio’s short-duration posture detracted from the Portfolio’s relative performance, as yields fell for maturities longer than 3 years.

During the reporting period, the spread5 between the 2- and 30-year benchmark yields on the U.S. Treasury curve narrowed. The flatter yield curve benefited the benchmark and peer portfolios that were more concentrated in longer-duration securities.

Agency mortgage pass-through securities were the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit, however, was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. Indeed, the mortgage sector was unnerved by the Federal Reserve’s preparations to trim its balance sheet by ceasing to reinvest principal runoff from a portion of its mortgage position. The Portfolio’s commitment to mortgage-backed securities slowed its performance relative to the Bloomberg Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and relative to peers with less exposure to the mortgage sector.

The Portfolio’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to peers, the Portfolio may have been underweight Ginnie Mae issues. Because Fannie Mae and Freddie Mac securities outperformed Ginnie Mae securities during the reporting period, the Portfolio benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities typically exhibit faster prepayment speeds as mortgage-rates fall because Ginnie Mae–eligible borrowers can be more responsive to refinancing opportunities. Faster prepayment rates can hamper the returns of mortgage-backed securities because the majority of the mortgage market was priced above par and prepayments return principal to investors at par.

Underweighting the Ginnie Mae sector was one step the Portfolio took to cushion against faster prepayment rates. A second strategy to moderate the effect of faster prepayments was to own mortgage-securities backed by loans whose borrowers are less responsive to lower mortgage rates. An example might be a mortgage security associated with a pool of smaller-balance loans. Borrowers with smaller outstanding loan balances have less incentive to respond to lower mortgage rates because the economic benefits associated with refinancing tend to correlate with loan size.

The Portfolio favored mortgage securities backed by 30-year loans, whose longer loan term offered exposure to a broader segment of the U.S. Treasury yield curve. The resulting wide cash-flow window aligned well with a flatter yield curve. As a consequence, the yield-curve trajectory during the reporting period would have been less promising for peers with larger commitments to mortgage securities backed by shorter loan terms, such as 15- or 20-year loans.

Low turnover helped the Portfolio relative to peers by limiting transaction costs. The Portfolio also preserved yield by avoiding large cash balances.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration extended from 4.5 to 4.7 years during the reporting period. The benchmark’s duration ranged from 5.9 to 6.1 years. Because the Portfolio’s duration was shorter than that of the benchmark, the Portfolio’s duration posture had a negative impact on relative performance as U.S. Treasury yields fell, on average, across the yield curve.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP Government Portfolio

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Most of the Portfolio’s residential mortgage exposure was taken through mortgage pass-through securities rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better predictability of CMO cash-flows was excessive.

The reporting period highlighted a housing market on a cusp. The market was buoyed by rising home prices (which tend to promote turnover) and lower mortgage rates (which tend to promote affordability). Seeking to mute the impact of these changes, the Portfolio emphasized mortgage pass-through securities whose underlying loan pools were expected to be less sensitive to mortgage-rate changes. These “call-protected” pass-throughs can be a source of better value because the loan pools tend to be less responsive to mortgage-rate volatility, thereby stabilizing prepayment speeds and enabling the investor to preserve more of the security’s yield. A loan pool comprised of smaller-balance loans (for example, a loan pool where no mortgage is larger than $150,000) is one instance of a mortgage-backed security with superior call protection.

We diversified a portion of the Portfolio away from agency mortgage securities in an effort to lessen the risks associated with a large allocation to these securities. Other investments of the Portfolio included U.S. Treasury securities, agency debentures, commercial mortgage-backed securities, asset-backed securities and investment-grade corporate bonds. The Portfolio ended the reporting period with 76% exposure to agency mortgage securities, 12% exposure to other government-related sectors (of which 3% of the 12% was synthetic exposure through U.S. Treasury futures), 11% exposure to non-government-related securities and 2% in cash or cash equivalents.

Which market segments were the strongest contributors to the Portfolio’s performance, and which market segments were particularly weak?

Relative to the Bloomberg Barclays U.S. Government Bond Index, duration was the principal performance headwind for the Portfolio. The Portfolio was positioned to be less sensitive to changes in U.S. Treasury yields and was disadvantaged by falling yields during the reporting period.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed positively to the Portfolio’s absolute and relative performance. (Contributions take weightings and total returns into account.)

The Portfolio’s commitment to mortgage-backed securities, which modestly underperformed comparable-duration U.S. Treasury securities, was a performance headwind during the reporting period. We offset some of this drag by favoring mortgage-backed securities with stable cash flows, which better positioned the Portfolio to withstand a backdrop of lower mortgage rates.

Issue selection, specifically our willingness to favor Fannie Mae and Freddie Mac pass-through securities over Ginnie Mae issues, added value. Ginnie Mae prepayment rates accelerated as mortgage rates declined, causing Ginnie Mae performance to lag. Another aspect of issue selection, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, helped the Portfolio’s performance. Mortgage-backed securities with 30-year loan terms enjoyed greater sensitivity to falling rates (because of their longer durations) and greater sensitivity to a flatter curve (because of their wider cash-flow windows, as a longer loan-term expands the window over which borrowers may prepay). As a result, these securities tended to outperform during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

Sector exposures were relatively stable during the reporting period. We were inclined to recycle mortgage prepayments back into the mortgage sector.

How did the Portfolio’s sector weightings change during the reporting period?

Although there were no major changes to the Portfolio’s sector weightings during the reporting period, the Portfolio slightly reduced its weighting in U.S. Treasury securities and slightly increased its weighting in mortgage securities.

How was the Fund positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held overweight positions relative to the benchmark in agency mortgage pass-through securities. As of June 30, 2017, the Portfolio had modestly overweight positions in asset-backed securities, commercial mortgage-backed securities and corporate bonds. As of the same date, the Portfolio’s collective non-government exposure was roughly 11% of net assets, and the Portfolio held about 2% of its net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.0%† Asset-Backed Securities 3.2%
Other ABS 2.6%
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.930%, due 12/1/32	$723,290	$700,948
Series 2014-20H, Class 1 2.880%, due 8/1/34	808,796	816,298
Series 2015-20G, Class 1 2.880%, due 7/1/35	1,829,641	1,844,244
Series 2014-20I, Class 1 2.920%, due 9/1/34	808,783	823,389
Series 2014-20C, Class 1 3.210%, due 3/1/34	1,566,421	1,616,940

		5,801,819

Utilities 0.6%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,174,926	1,264,958

Total Asset-Backed Securities (Cost $6,989,405)		7,066,777

Corporate Bonds 5.9%
Agriculture 0.5%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,188,254

Banks 0.4%
Bank of America Corp. 6.875%, due 4/25/18	900,000	936,566

Electric 1.9%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,845,406
PECO Energy Co. 1.700%, due 9/15/21	2,420,000	2,371,070

		4,216,476

Pipelines 0.6%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,281,757

Real Estate Investment Trusts 1.0%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,396,262

	Principal Amount	Value
Telecommunications 1.5%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	$3,100,000	$3,308,070

Total Corporate Bonds (Cost $13,421,355)		13,327,385

Mortgage-Backed Securities 2.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	1,300,000	1,324,219
CD Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	99,354	99,436
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	523,168	573,195
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,412,330	1,436,470

		3,433,320

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.203%, due 8/25/36 (c)	242,448	215,148
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.500%, due 2/25/42 (a)(b)(d)(e)	933,785	796,225

		1,011,373

Total Mortgage-Backed Securities (Cost $4,582,962)		4,444,693

U.S. Government & Federal Agencies 87.9%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0% ‡(f)
Series 360, Class 2, IO 5.000%, due 8/25/35	138,944	28,424
Series 361, Class 2, IO 6.000%, due 10/25/35	29,900	5,982

		34,406

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 24.9%
2.500%, due 1/1/32	386,514	389,004
2.500%, due 8/1/46	1,964,314	1,895,491

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
2.756%, due 6/1/35 (b)	$132,138	$138,795
2.914%, due 2/1/37 (b)	87,902	92,307
♦3.000%, due 4/1/45	3,368,876	3,363,772
3.000%, due 5/1/45	2,459,746	2,456,019
3.000%, due 6/1/45	2,334,504	2,330,967
3.000%, due 7/1/45	1,262,280	1,260,368
3.000%, due 5/1/46	1,350,531	1,348,485
3.351%, due 3/1/35 (b)	19,958	20,916
3.500%, due 10/1/25	350,098	366,337
3.500%, due 11/1/25	2,212,188	2,313,990
3.500%, due 12/1/41	285,598	295,812
3.500%, due 5/1/42	381,979	394,146
3.500%, due 7/1/42	295,277	304,683
3.500%, due 8/1/42	1,005,780	1,044,262
3.500%, due 6/1/43	1,461,384	1,507,927
3.500%, due 8/1/43	1,241,672	1,281,211
3.500%, due 1/1/44	1,225,458	1,264,448
3.500%, due 5/1/44	1,599,239	1,653,441
3.500%, due 12/1/45	2,093,115	2,151,994
3.500%, due 5/1/46	1,148,088	1,180,384
4.000%, due 3/1/25	770,925	809,022
4.000%, due 7/1/25	308,588	323,935
4.000%, due 8/1/31	546,134	580,336
4.000%, due 8/1/39	567,364	604,726
4.000%, due 12/1/40	2,849,075	3,041,337
♦4.000%, due 2/1/41	4,808,460	5,120,866
♦4.000%, due 3/1/41	5,241,147	5,595,143
4.000%, due 1/1/42	2,702,279	2,884,856
4.000%, due 12/1/42	1,046,661	1,110,181
4.000%, due 8/1/44	528,014	563,111
4.000%, due 12/1/45	731,104	769,493
4.000%, due 2/1/46	2,121,308	2,232,692
4.500%, due 3/1/41	581,844	631,124
4.500%, due 5/1/41	931,554	1,011,797
4.500%, due 8/1/41	1,042,230	1,132,010
5.000%, due 1/1/20	113,567	116,659
5.000%, due 6/1/33	425,280	465,260
5.000%, due 8/1/33	236,141	258,200
5.000%, due 5/1/36	140,856	153,663
5.000%, due 10/1/39	747,246	827,266
5.500%, due 1/1/21	118,804	124,246
5.500%, due 1/1/33	338,694	378,339
6.500%, due 4/1/37	58,982	67,216

		55,856,237

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 41.2%
2.000%, due 11/1/31	$2,626,054	$2,570,926
2.500%, due 9/1/46	289,780	279,600
2.924%, due 11/1/34 (b)	107,456	111,527
3.000%, due 10/1/32	958,016	980,721
3.000%, due 4/1/43	1,535,124	1,541,555
3.000%, due 3/1/46	932,674	932,074
3.000%, due 9/1/46	2,859,420	2,844,956
3.000%, due 10/1/46	2,345,097	2,333,226
3.356%, due 4/1/34 (b)	185,350	198,386
3.500%, due 11/1/20	920,883	958,746
3.500%, due 10/1/25	807,670	841,954
♦3.500%, due 11/1/25	5,695,405	5,936,757
3.500%, due 9/1/32	2,892,219	3,020,902
3.500%, due 11/1/32	688,469	719,106
3.500%, due 2/1/41	1,574,853	1,626,080
3.500%, due 11/1/41	2,660,377	2,751,282
3.500%, due 12/1/41	961,398	994,507
3.500%, due 1/1/42	2,283,998	2,370,036
3.500%, due 3/1/42	2,148,462	2,217,016
3.500%, due 5/1/42	1,005,024	1,036,869
3.500%, due 8/1/42	2,527,788	2,608,412
3.500%, due 11/1/42	1,008,780	1,041,186
3.500%, due 12/1/42	1,363,509	1,409,989
3.500%, due 2/1/43	1,338,542	1,384,161
3.500%, due 5/1/43	2,429,115	2,508,265
3.500%, due 6/1/43	750,443	774,599
3.500%, due 3/1/45	1,405,772	1,451,710
4.000%, due 9/1/31	1,176,993	1,250,690
4.000%, due 1/1/41	836,488	891,844
4.000%, due 2/1/41	1,092,270	1,160,622
4.000%, due 3/1/41	1,771,754	1,893,350
4.000%, due 10/1/41	511,966	547,102
4.000%, due 3/1/42	1,398,419	1,484,164
4.000%, due 6/1/42	709,564	752,135
4.000%, due 7/1/42	2,029,163	2,150,256
4.000%, due 8/1/42	1,075,605	1,140,231
4.000%, due 9/1/42	1,004,578	1,059,854
4.000%, due 7/13/47 TBA (g)	1,350,000	1,419,135
4.500%, due 7/1/18	140,946	144,334
4.500%, due 11/1/18	134,951	138,195
4.500%, due 6/1/23	283,353	296,967
4.500%, due 10/1/33	494,745	533,169
4.500%, due 5/1/39	459,983	501,111
4.500%, due 6/1/39	616,599	671,154
4.500%, due 7/1/39	2,093,073	2,286,144
4.500%, due 8/1/39	2,688,020	2,929,621
4.500%, due 9/1/39	89,266	97,503
4.500%, due 9/1/40	2,475,080	2,704,605
4.500%, due 12/1/40	1,900,776	2,057,730
♦4.500%, due 1/1/41	4,231,567	4,623,171

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.500%, due 2/1/41	$366,767	$399,967
4.500%, due 8/1/41	1,780,314	1,932,751
5.000%, due 11/1/17	20,468	20,960
5.000%, due 9/1/20	3,757	3,847
5.000%, due 11/1/33	811,411	890,142
5.000%, due 7/1/34	94,754	104,011
5.000%, due 6/1/35	582,589	637,806
5.000%, due 10/1/35	151,333	166,182
5.000%, due 1/1/36	69,442	76,255
5.000%, due 2/1/36	819,861	900,134
5.000%, due 5/1/36	789,487	866,690
5.000%, due 3/1/40	1,070,748	1,180,883
5.000%, due 2/1/41	2,171,603	2,417,445
5.500%, due 11/1/17	11,045	11,075
5.500%, due 6/1/19	107,029	109,335
5.500%, due 11/1/19	135,249	138,579
5.500%, due 4/1/21	220,114	228,926
5.500%, due 6/1/21	21,207	22,210
5.500%, due 6/1/33	996,939	1,117,782
5.500%, due 11/1/33	645,599	722,852
5.500%, due 12/1/33	672,920	753,927
5.500%, due 6/1/34	211,823	237,404
5.500%, due 3/1/35	314,369	351,832
5.500%, due 12/1/35	113,391	126,983
5.500%, due 4/1/36	562,743	629,684
5.500%, due 1/1/37	199,911	227,381
5.500%, due 7/1/37	185,657	211,896
5.500%, due 8/1/37	141,112	157,982
6.000%, due 1/1/33	103,063	117,255
6.000%, due 3/1/33	101,904	114,920
6.000%, due 9/1/34	23,766	27,125
6.000%, due 9/1/35	321,303	368,779
6.000%, due 10/1/35	79,629	91,486
6.000%, due 4/1/36	251,412	286,486
6.000%, due 6/1/36	167,928	190,248
6.000%, due 11/1/36	191,432	216,033
6.000%, due 4/1/37	30,036	31,566
6.500%, due 10/1/31	44,194	50,329
6.500%, due 7/1/32	12,745	14,096
6.500%, due 2/1/37	44,852	50,222
6.500%, due 8/1/47	26,142	28,114

		92,409,215

Government National Mortgage Association (Mortgage Pass-Through Securities) 10.1%
3.000%, due 8/20/45	2,273,870	2,299,194
3.000%, due 6/20/46	1,313,331	1,313,802
3.500%, due 12/20/46	1,237,828	1,289,429

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.500%, due 7/20/47 TBA (g)	$250,000	$258,945
4.000%, due 7/15/39	408,151	429,668
4.000%, due 9/20/40	1,596,283	1,698,248
4.000%, due 11/20/40	255,306	271,495
4.000%, due 1/15/41	1,792,856	1,892,642
♦4.000%, due 10/15/41	4,515,019	4,861,785
4.000%, due 6/20/47	1,841,451	1,911,177
♦4.500%, due 5/20/40	3,434,656	3,690,527
5.000%, due 4/15/34	589,713	647,979
5.000%, due 2/20/41	388,830	427,393
5.500%, due 6/15/33	877,403	990,856
5.500%, due 12/15/35	103,726	115,814
6.000%, due 8/15/32	132,655	151,015
6.000%, due 10/15/32	213,587	241,365
6.500%, due 7/15/28	27,800	31,682
6.500%, due 8/15/28	31,892	35,570
6.500%, due 7/15/32	130,254	153,653

		22,712,239

Overseas Private Investment Corporation 1.1%
5.142%, due 12/15/23	2,222,401	2,438,165

Tennessee Valley Authority 2.3%
♦4.650%, due 6/15/35	4,395,000	5,273,345

United States Treasury Notes 8.3%
1.625%, due 8/15/22	2,170,000	2,140,755
1.750%, due 9/30/22	2,000,000	1,981,954
1.750%, due 5/15/23	2,500,000	2,462,890
♦2.000%, due 8/31/21	5,295,000	5,341,538
2.000%, due 8/15/25	1,500,000	1,474,512
♦2.375%, due 8/15/24	5,200,000	5,279,217

		18,680,866

Total U.S. Government & Federal Agencies (Cost $193,987,819)		197,404,473

Total Long-Term Bonds (Cost $218,981,541)		222,243,328

12	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.3%
Repurchase Agreement 2.3%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $5,261,814 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 9/30/21, with a Principal Amount of $5,495,000 and a Market Value of $5,367,428)	$5,261,762	$5,261,762

Total Short-Term Investment (Cost $5,261,762)		5,261,762

Total Investments (Cost $224,243,303) (h)	101.3%	227,505,090
Other Assets, Less Liabilities	(1.3)	(2,973,247)
Net Assets	100.0%	$224,531,843

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2017.
(d)	Illiquid security—As of June 30, 2017, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $796,225, which represented 0.4% of the Portfolio’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of the fair valued security was $796,225, which represented 0.4% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2017, the total net market value of these securities was $1,678,080, which represented 0.7% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of June 30, 2017, cost was $224,243,303 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,575,643
Gross unrealized depreciation	(2,313,856)

Net unrealized appreciation	$3,261,787

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	69	September 2017	$8,130,680	$(19,687)

1.	As of June 30, 2017, cash in the amount of $48,300 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

The following abbreviation is used in the preceding pages:

IO—Interest Only

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,066,777	$—	$7,066,777
Corporate Bonds	—	13,327,385	—	13,327,385
Mortgage-Backed Securities (b)	—	3,648,468	796,225	4,444,693
U.S. Government & Federal Agencies	—	197,404,473	—	197,404,473

Total Long-Term Bonds	—	221,447,103	796,225	222,243,328

Short-Term Investment
Repurchase Agreement	—	5,261,762	—	5,261,762

Total Investments in Securities	$—	$226,708,865	$796,225	$227,505,090

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(19,687)	$—	$—	$(19,687)

Total Short-Term Investments Sold Short and Other Financial Instruments	$(19,687)	$—	$—	$(19,687)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $796,225 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$843,642	$622	$2,051	$9,358	$—	$(59,448)	$—	$—	$796,225	$2,455

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $224,243,303)	$227,505,090
Cash collateral on deposit at broker	48,300
Receivables:
Interest	854,027
Fund shares sold	85,709
Other assets	1,410

Total assets	228,494,536

Liabilities
Due to custodian	2,696
Payables:
Investment securities purchased	3,595,084
Fund shares redeemed	167,435
Manager (See Note 3)	93,610
NYLIFE Distributors (See Note 3)	34,225
Professional fees	26,173
Shareholder communication	17,603
Custodian	13,185
Variation margin on futures contracts	9,171
Trustees	456
Accrued expenses	3,055

Total liabilities	3,962,693

Net assets	$224,531,843

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,542
Additional paid-in capital	216,053,088

216,073,630
Undistributed net investment income	7,916,581
Accumulated net realized gain (loss) on investments and futures transactions	(2,700,468)
Net unrealized appreciation (depreciation) on investments and futures contracts	3,242,100

Net assets	$224,531,843

Initial Class
Net assets applicable to outstanding shares	$60,525,738

Shares of beneficial interest outstanding	5,498,104

Net asset value per share outstanding	$11.01

Service Class
Net assets applicable to outstanding shares	$164,006,105

Shares of beneficial interest outstanding	15,043,515

Net asset value per share outstanding	$10.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,333,957

Expenses
Manager (See Note 3)	584,990
Distribution/Service—Service Class (See Note 3)	214,696
Professional fees	30,778
Shareholder communication	21,575
Custodian	7,160
Trustees	3,160
Miscellaneous	6,340

Total expenses	868,699

Net investment income (loss)	2,465,258

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(47,882)
Futures transactions	62,107

Net realized gain (loss) on investments and futures transactions	14,225

Net change in unrealized appreciation (depreciation) on:
Investments	743,602
Futures contracts	11,191

Net change in unrealized appreciation (depreciation) on investments and futures contracts	754,793

Net realized and unrealized gain (loss) on investments and futures transactions	769,018

Net increase (decrease) in net assets resulting from operations	$3,234,276

16	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,465,258	$5,303,753
Net realized gain (loss) on investments and futures transactions	14,225	(25,157)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	754,793	(3,110,318)

Net increase (decrease) in net assets resulting from operations	3,234,276	2,168,278

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,653,503)
Service Class	—	(4,453,387)

Total dividends to shareholders	—	(6,106,890)

Capital share transactions:
Net proceeds from sale of shares	8,551,559	71,870,776
Net asset value of shares issued to shareholders in reinvestment of dividends	—	6,106,890
Cost of shares redeemed	(38,391,044)	(74,085,100)

Increase (decrease) in net assets derived from capital share transactions	(29,839,485)	3,892,566

Net increase (decrease) in net assets	(26,605,209)	(46,046)

Net Assets
Beginning of period	251,137,052	251,183,098

End of period	$224,531,843	$251,137,052

Undistributed net investment income at end of period	$7,916,581	$5,451,323

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.85		$10.99		$11.25	$11.13	$11.84	$11.74

Net investment income (loss) (a)	0.12		0.24		0.29	0.31	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.04		(0.11)		(0.23)	0.21	(0.60)	0.13

Total from investment operations	0.16		0.13		0.06	0.52	(0.30)	0.46

Less dividends and distributions:
From net investment income	—		(0.27)		(0.32)	(0.36)	(0.39)	(0.36)
From net realized gain on investments	—		—		—	(0.04)	(0.02)	—

Total dividends and distributions	—		(0.27)		(0.32)	(0.40)	(0.41)	(0.36)

Net asset value at end of period	$11.01		$10.85		$10.99	$11.25	$11.13	$11.84

Total investment return (b)	1.47	%(c)	1.07%		0.53%	4.61%	(2.46%)	3.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29	%††	2.14	%(d)	2.54%	2.70%	2.56%	2.78%
Net expenses	0.56	%††	0.55	%(e)	0.55%	0.55%	0.54%	0.54%
Expenses (before waiver/reimbursement)	0.56	%††	0.56%		0.55%	0.55%	0.54%	0.54%
Portfolio turnover rate (f)	5%		64%		12%	7%	25%	40%
Net assets at end of period (in 000’s)	$60,526		$64,930		$72,924	$83,172	$89,165	$117,126

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 2%, 19%, 11%, 8% and 20% for the six months ended June 30, 2017 and years ended December 31, 2016, 2015, 2013 and 2012, respectively.

18	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.76		$10.90		$11.16	$11.04	$11.74	$11.65

Net investment income (loss) (a)	0.11		0.21		0.26	0.27	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.03		(0.11)		(0.23)	0.21	(0.58)	0.13

Total from investment operations	0.14		0.10		0.03	0.48	(0.32)	0.43

Less dividends and distributions:
From net investment income	—		(0.24)		(0.29)	(0.32)	(0.36)	(0.34)
From net realized gain on investments	—		—		—	(0.04)	(0.02)	—

Total dividends and distributions	—		(0.24)		(0.29)	(0.36)	(0.38)	(0.34)

Net asset value at end of period	$10.90		$10.76		$10.90	$11.16	$11.04	$11.74

Total investment return (b)	1.30	%(c)	0.82%		0.28%	4.35%	(2.70%)	3.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04	%††	1.89	%(d)	2.29%	2.45%	2.31%	2.53%
Net expenses	0.81	%††	0.80	%(e)	0.80%	0.80%	0.79%	0.79%
Expenses (before waiver/reimbursement)	0.81	%††	0.81%		0.80%	0.80%	0.79%	0.79%
Portfolio turnover rate (f)	5%		64%		12%	7%	25%	40%
Net assets at end of period (in 000’s)	$164,006		$186,207		$178,259	$185,243	$195,153	$256,382

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 2%, 19%, 11%, 8% and 20% for the six months ended June 30, 2017 and years ended December 31, 2016, 2015, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

20	MainStay VP Government Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent

21

Notes to Financial Statements (Unaudited) (continued)

the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities.

22	MainStay VP Government Portfolio

The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Government Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher

23

Notes to Financial Statements (Unaudited) (continued)

yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(19,687)	$(19,687)

Total Fair Value		$(19,687)	$(19,687)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$62,107	$62,107

Total Realized Gain (Loss)		$62,107	$62,107

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures transactions	$11,191	$11,191

Total Change in Unrealized Appreciation (Depreciation)		$11,191	$11,191

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$8,140,293	$8,140,293

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $584,990.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments

24	MainStay VP Government Portfolio

in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $2,745,571, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$1,232	$1,514

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$6,106,890	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $10,526 and $37,292, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,339 and $1,592, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	76,393	$832,741
Shares redeemed	(564,163)	(6,162,954)

Net increase (decrease)	(487,770)	$(5,330,213)

Year ended December 31, 2016:
Shares sold	701,525	$7,830,148
Shares issued to shareholders in reinvestment of dividends and distributions	148,846	1,653,503
Shares redeemed	(1,499,193)	(16,706,781)

Net increase (decrease)	(648,822)	$(7,223,130)

25

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	714,235	$7,718,818
Shares redeemed	(2,982,984)	(32,228,090)

Net increase (decrease)	(2,268,749)	$(24,509,272)

Year ended December 31, 2016:
Shares sold	5,768,670	$64,040,628
Shares issued to shareholders in reinvestment of dividends and distributions	404,060	4,453,387
Shares redeemed	(5,208,256)	(57,378,319)

Net increase (decrease)	964,474	$11,115,696

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743292	MSVPG10-08/17 (NYLIAC) NI519

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	0.10%	0.11%	0.03%	0.47%	0.44%

7-Day Current Yield: 0.53%[3]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	0.12%	0.15%	0.04%	0.52%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of June 30, 2017, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day yield of 0.53% and a 7-day current yield of 0.53%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe, which may include portfolios that do not maintain a stable net asset value of $1.00 per share. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,001.00	$2.33	$1,022.50	$2.36	0.47%

1.	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2017?

As of June 30, 2017, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.53% and a 7-day effective yield of 0.53%. For the six months ended June 30, 2017, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.10%. The Portfolio underperformed the 0.12% return of the Average Lipper1 Variable Products Money Market Portfolio for the six months ended June 30, 2017. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been lower.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio’s duration target was extended from 30 days at the beginning of the reporting period to 36 days at the end of the reporting period. The duration was extended primarily for two reasons. First, with short-term interest rates rising, longer maturities became more attractive relative to shorter maturities. Second, following the uncertainty in the market caused by the Securities and Exchange Commission’s 2014 money-market fund reforms, which were completed in late 2016, the Portfolio reduced the amount of short-term securities that were held to meet potential redemptions resulting from the reforms.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, the primary factor that prompted significant decisions for the Portfolio was the Federal Reserve’s decision to repeatedly increase the federal funds target range. By the end of the reporting period, the federal funds target range was 1.00% to 1.25%. The rise in short-term rates was one factor that led us to extend the Portfolio’s duration.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The primary contributors to the Portfolio’s performance during the reporting period were investments in overnight repurchase agreements and U.S. Treasury coupon securities with maturities of 13 months at the time of investment. U.S. Treasury bills continued to find solid demand during the reporting period and were the most liquid securities in the Portfolio, but they were also the lowest-yielding securities in the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s significant purchases during the reporting period were a 0.875% U.S. Treasury note due 5/31/18 and a 0.625% U.S. Treasury note due 6/30/18. There were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weighting in repurchase agreements and decreased its weighting in U.S. Treasury bills.

1.	See footnote on page 5 for more information on Lipper Inc.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 100.0%†
Government Agency Debt 47.3%
Federal Agricultural Mortgage Corp. 1.01%, due 7/5/17	$10,000,000	$9,998,911
1.01%, due 7/6/17	10,000,000	9,998,750
1.01%, due 7/7/17	10,000,000	9,998,350
1.01%, due 7/27/17	10,000,000	9,992,597
1.01%, due 7/28/17	5,000,000	4,996,400
1.101%, due 8/1/17 (a)	5,000,000	5,000,092
Federal Farm Credit Bank 1.01%, due 7/11/17	10,000,000	9,997,500
1.01%, due 7/6/17	6,750,000	6,749,250
1.01%, due 7/25/17	10,000,000	9,993,400
1.05%, due 9/6/17	10,000,000	9,982,692
1.264%, due 8/29/17 (a)	10,000,000	10,000,842
Federal Home Loan Bank 1.004%, due 7/28/17	15,000,000	14,988,863
1.01%, due 7/7/17	10,000,000	9,998,417
1.01%, due 7/14/17	30,000,000	29,989,744
1.04%, due 8/2/17	10,000,000	9,991,111
1.04%, due 8/7/17	15,000,000	14,984,121
1.04%, due 8/15/17	10,000,000	9,987,125
Federal National Mortgage Association 1.01%, due 7/12/17	8,333,000	8,330,963
1.04%, due 8/16/17	15,000,000	14,980,968
1.04%, due 8/23/17	25,000,000	24,963,967
Tennessee Valley Authority 0.984%, due 7/11/17	10,000,000	9,997,306
1.01%, due 7/5/17	15,000,000	14,998,336

Total Government Agency Debt (Cost $259,919,705)		259,919,705

Treasury Debt 20.9%
United States Treasury Bills 0.77%, due 7/6/17	10,000,000	9,998,965
0.79%, due 7/13/17	15,000,000	14,996,053
0.79%, due 7/20/17	15,000,000	14,993,508
0.83%, due 7/27/17	15,000,000	14,991,496
United States Treasury Notes 0.625%, due 7/31/17	5,000,000	5,000,063
0.625%, due 8/31/17	5,000,000	5,000,121
0.625%, due 9/30/17	5,000,000	4,999,234
0.625%, due 6/30/18	5,000,000	4,971,751
0.75%, due 10/31/17	5,000,000	5,001,145
0.75%, due 12/31/17	5,000,000	4,995,386
0.75%, due 4/30/18	5,000,000	4,985,215
0.875%, due 11/30/17	5,000,000	4,999,834
0.875%, due 1/31/18	10,000,000	9,997,769
0.875%, due 3/31/18	5,000,000	4,993,899
0.875%, due 5/31/18	5,000,000	4,986,679

Total Treasury Debt (Cost $114,911,118)		114,911,118

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements 31.8%
Bank of America N.A. 1.07%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $50,004,458 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $49,842,000 and a Market Value of $51,000,065)	$50,000,000	$50,000,000
Bank of Montreal 1.05%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $50,004,375 (Collateralized by United States Treasury securities with rates between 1.50% and 4.75% and maturity dates between 3/31/19 and 2/15/41, with a Principal Amount of $50,024,700 and a Market Value of $51,000,066)	50,000,000	50,000,000
RBC Capital Markets 1.05%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $25,002,188 (Collateralized by a United States Treasury securities with rates between 0.00% and 7.25% and maturity dates between 9/28/17 and 2/15/44, with a Principal Amount of $24,510,900 and a Market Value of $25,500,020)	25,000,000	25,000,000
Toronto Dominion Bank 1.10%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $49,598,546 (Collateralized by a United States Treasury securities with rates between 1.00% and 6.25% and maturity dates between 11/15/19 and 2/15/40, with a Principal Amount of $43,309,600 and a Market Value of $50,585,926)	49,594,000	49,594,000

Total Treasury Repurchase Agreements (Cost $174,594,000)		174,594,000

Total Short-Term Investments (Amortized Cost $549,424,823) (b)	100.0%	549,424,823

Other Assets, Less Liabilities	(0.0)‡	(248,317)
Net Assets	100.0%	$549,176,506

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(b)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$259,919,705	$—	$259,919,705
Treasury Debt	—	114,911,118	—	114,911,118
Treasury Repurchase Agreements	—	174,594,000	—	174,594,000

Total Investments in Securities	$—	$549,424,823	$—	$549,424,823

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (amortized cost $374,830,823)	$374,830,823
Repurchase agreements, at value (amortized cost $174,594,000)	174,594,000
Cash	127
Receivables:
Fund shares sold	270,054
Interest	109,541
Other assets	3,699

Total assets	549,808,244

Liabilities
Payables:
Fund shares redeemed	336,381
Manager (See Note 3)	190,010
Shareholder communication	57,466
Professional fees	29,673
Custodian	15,715
Trustees	1,188
Accrued expenses	1,224
Dividend payable	81

Total liabilities	631,738

Net assets	$549,176,506

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$549,134
Additional paid-in capital	548,627,848

549,176,982
Undistributed net investment income	137
Accumulated net realized gain (loss) on investments	(613)

Net assets applicable to outstanding shares	$549,176,506

Shares of beneficial interest outstanding	549,134,142

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,043,460

Expenses
Manager (See Note 3)	1,288,387
Shareholder communication	55,142
Professional fees	35,400
Custodian	16,803
Trustees	8,233
Miscellaneous	9,280

Total expenses	1,413,245

Net investment income (loss)	630,215

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	12

Net increase (decrease) in net assets resulting from operations	$630,227

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$630,215	$122,206
Net realized gain (loss) on investments	12	(503)

Net increase (decrease) in net assets resulting from operations	630,227	121,703

Dividends to shareholders:
From net investment income	(687,668)	(64,780)

Capital share transactions:
Net proceeds from sale of shares	118,511,492	439,619,371
Net asset value of shares issued to shareholders in reinvestment of dividends	687,668	64,780
Cost of shares redeemed	(227,452,679)	(402,540,101)

Increase (decrease) in net assets derived from capital share transactions	(108,253,519)	37,144,050

Net increase (decrease) in net assets	(108,310,960)	37,200,973

Net Assets
Beginning of period	657,487,466	620,286,493

End of period	$549,176,506	$657,487,466

Undistributed net investment income at end of period	$137	$57,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2017*		2016		2015		2014		2013		2012
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (a)	0.10%		0.02%		0.01%		0.01%		0.02%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21	%††	0.02	%(b)	0.01%		0.01%		0.01%		0.01%
Net expenses	0.47	%††	0.39	%(c)	0.15%		0.11%		0.14%		0.18%
Expenses (before waiver/reimbursement)	0.47	%††	0.49%		0.48%		0.47%		0.47%		0.47%
Net assets at end of period (in 000’s)	$549,177		$657,487		$620,286		$578,509		$784,842		$728,706

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (formerly known as MainStay VP Cash Management Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

15

Notes to Financial Statements (Unaudited) (continued)

market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

16	MainStay VP U.S. Government Money Market Portfolio

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”), for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. Effective May 1, 2017, the Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. Prior to May 1, 2017, the Fund, on behalf of the Portfolio, paid New York Life Investments at the rate of: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.43%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,288,387.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments.

17

Notes to Financial Statements (Unaudited) (continued)

These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains
$64,780	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2017:
Shares sold	118,502,288
Shares issued to shareholders in reinvestment of dividends and distributions	687,576
Shares redeemed	(227,434,939)

Net increase (decrease)	(108,245,075)

Year ended December 31, 2016:
Shares sold	439,568,908
Shares issued to shareholders in reinvestment of dividends and distributions	64,765
Shares redeemed	(402,492,912)

Net increase (decrease)	37,140,761

Note 7–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

18	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

19

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743157	MSVPUSGMM10-08/17 (NYLIAC) NI510

MainStay VP High Yield Corporate Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	3.65%	11.04%	6.61%	6.55%	0.59%
Service Class Shares	6/4/2003	3.52	10.76	6.35	6.29	0.84%

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[2]	4.90%	12.74%	6.92%	7.63%
Credit Suisse High Yield Index[3]	4.37	13.02	6.74	7.23
Average Lipper Variable Products High Yield Portfolio[4]	4.08	10.41	5.71	6.15

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Credit Suisse High Yield Index is the Portfolio’s secondary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other funds expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,036.50	$2.98	$1,021.90	$2.96	0.59%

Service Class Shares	$1,000.00	$1,035.20	$4.24	$1,020.60	$4.21	0.84%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 5.125%–6.625%, due 1/15/22–4/15/27

2.	HCA, Inc., 5.00%–8.36%, due 10/1/18–6/15/26

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.875%, due 9/30/22–5/1/27

5.	Freeport McMoRan, Inc., 6.50%–6.875%, due 11/15/20–2/15/23
6.	Exide Technologies

7.	Crown Castle International Corp., 5.25%, due 1/15/23

8.	Micron Technology, Inc., 5.25%–7.50%, due 8/1/23–2/1/25

9.	Hughes Satellite Systems Corp., 5.25%–7.625%, due 6/15/19–8/1/26

10.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP High Yield Corporate Bond Portfolio returned 3.65% for Initial Class shares and 3.52% for Service Class shares. Over the same period, both share classes underperformed the 4.90% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Portfolio’s primary benchmark; the 4.37% return of the Credit Suisse High Yield Index,1 which formerly was the Portfolio’s primary benchmark; and the 4.08% return of the Average Lipper2 Variable Products High Yield Portfolio for the six months ended June 30, 2017.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2017, the Portfolio selected the BofA Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark as a replacement for the Credit Suisse High Yield Index. The Portfolio selected the BofA Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style.

What factors affected the Portfolio’s relative performance during the reporting period?

Positioning and security selection in the energy sector helped the Portfolio’s relative performance. The Portfolio held an underweight position relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in the oil field equipment & services subsector, which was a bottom performer within the Index in the second half of the reporting period. Security selection in the automotive sector helped the Portfolio’s relative performance as select auto parts manufacturers outperformed the Index. Positive security selection also added to relative performance in the support-services sector.

The Portfolio’s underweight position in the banking industry detracted from relative performance as the sector outperformed during the reporting period. An underweight position and security selection in health care also detracted from relative performance as lower-quality pharmaceutical companies and rural hospital operators rebounded. Security selection in the utilities sector hurt relative performance because the Portfolio owned a Texas-based electricity provider that underperformed.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the duration positioning is the result of the Subadvisor’s bottom-up investment process. As of June 30, 2017, the modified duration to worst of the Portfolio was 3.04 years, which was shorter than the 3.63-year modified duration to worst of the BofA Merrill Lynch U.S. High Yield Constrained Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, the high-yield market continued to rebound. Spreads4 tightened significantly, especially in the commodity and CCC-rated5 sectors, which outperformed all other credit quality components of the high-yield market in the first half of 2017. As a result, the Portfolio began to reduce positions in these sectors, which had appreciated in price because of relative value, and began adding to higher-quality positions at risk-adjusted yields that we found relatively attractive.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Positioning and security selection in the energy sector were strong positive contributors to the Portfolio’s performance, aided by an underweight position in the oil field equipment & services subsector. (Contributions take weightings and total returns into account.) Security selection in the automotive sector was another positive contributor, as was security selection in the support-services sector.

Aspects of the Portfolio that detracted from performance during the reporting period included an underweight position in the banking industry, an underweight position and security selection in health care, and security selection in the utilities sector.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

8	MainStay VP High Yield Corporate Bond Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased a new issue of Grinding Media, the financing subsidiary of Moly-Cop, a manufacturer and supplier of grinding materials for mining operations. The bonds came at a yield we found attractive, and the securities had a first lien on most of the company’s non-working capital assets. In addition, no debt stood ahead of the bonds in the capital structure. The company has a leading position in a growing industry with stable margins and free cash flow. The Portfolio also added to its position in bonds of OpenText, a developer of enterprise information-management software. OpenText generates a steady and meaningful amount of free cash flow, and sector trends have remained positive as the world becomes more complex and data dependent.

During the reporting period, the Portfolio sold out of its position in energy exploration & production company Halcon Resources. The sale reflected the Portfolio’s efforts to reduce energy exposure as spreads in the sector have moved closer to those in the broader market. The Portfolio also sold its position in musical instruments retailer Guitar Center. The company continued to see declining same-store sales and weakening margin trends across its businesses.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Portfolio’s sector weightings and the Portfolio’s risk position remained relatively consistent. The Portfolio incrementally increased its exposure to media and capital goods because of attractive valuations and yield levels. During the reporting period, the Portfolio reduced its exposure to energy and basic industries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held overweight positions relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in the automotive, basic industry and consumer goods market segments. As of the same date, the Portfolio held underweight positions relative to the Index in the oil field equipment & services, banking and health care market segments.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.4%† Convertible Bonds 2.2%
Auto Parts & Equipment 0.5%
♦Exide Technologies
7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$25,596,078	$11,748,600
7.25% (7.25% PIK), due 4/30/25 (a)(b)(c)(d)	4,600,000	4,222,800

		15,971,400

Media 0.3%
DISH Network Corp. 3.375%, due 8/15/26 (d)	7,705,000	9,380,837

Mining 0.6%
Detour Gold Corp. 5.50%, due 11/30/17	18,642,000	19,061,445

Oil & Gas 0.3%
Comstock Resources, Inc.
7.75% (7.75% PIK), due 4/1/19 (a)	4,792,509	3,738,157
9.50% (9.50% PIK), due 6/15/20 (a)	8,018,568	6,174,297

		9,912,454

Real Estate Investment Trusts 0.5%
VEREIT, Inc. 3.75%, due 12/15/20	12,820,000	13,212,677

Total Convertible Bonds (Cost $76,549,751)		67,538,813

Corporate Bonds 91.6%
Advertising 0.6%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,692,115
5.75%, due 2/1/26	2,935,000	3,162,462
5.875%, due 2/1/22	1,525,000	1,574,563
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	3,495,000	3,621,694
5.625%, due 2/15/24	3,830,000	3,997,562

		18,048,396

Aerospace & Defense 1.4%
KLX, Inc. 5.875%, due 12/1/22 (d)	10,925,000	11,471,250
Orbital ATK, Inc.
5.25%, due 10/1/21	4,270,000	4,408,775
5.50%, due 10/1/23	3,775,000	3,973,188
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	2,494,000	2,587,794

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.
5.50%, due 10/15/20	$5,780,000	$5,895,600
6.00%, due 7/15/22	2,760,000	2,842,800
6.50%, due 7/15/24	2,000,000	2,065,000
6.50%, due 5/15/25	9,350,000	9,513,625

		42,758,032

Apparel 0.3%
Hanesbrands, Inc. 4.875%, due 5/15/26 (d)	2,750,000	2,791,250
William Carter Co. (The) 5.25%, due 8/15/21	5,380,000	5,534,675

		8,325,925

Auto Manufacturers 0.8%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (d)	6,625,000	7,155,000
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,687,659
General Motors Financial Co., Inc. 6.75%, due 6/1/18	6,125,000	6,389,208

		23,231,867

Auto Parts & Equipment 3.6%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (d)	8,100,000	8,120,250
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25 (d)	4,180,000	4,075,500
6.50%, due 4/1/27 (d)	5,465,000	5,314,712
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (d)	3,030,000	3,041,363
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (d)	4,515,000	4,673,025
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)	29,199,860	23,447,488
♦Exide Technologies (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(d)(e)	20,190,000	20,190
Goodyear Tire & Rubber Co. (The)
4.875%, due 3/15/27	3,490,000	3,542,350
5.125%, due 11/15/23	2,000,000	2,095,000
IHO Verwaltungs GmbH
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (a)(d)	8,210,000	8,363,937
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23 (a)(d)	8,830,000	8,962,450
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26 (a)(d)	5,510,000	5,571,987

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	$4,775,000	$4,667,563
Meritor, Inc. 6.75%, due 6/15/21	970,000	1,003,950
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	6,640,000	6,889,000
Schaeffler Finance B.V. 4.75%, due 5/15/23 (d)	8,835,000	9,100,050
Tenneco, Inc. 5.00%, due 7/15/26	4,910,000	4,965,238
Titan International, Inc. 6.875%, due 10/1/20	1,480,000	1,535,500
ZF North America Capital, Inc. 4.75%, due 4/29/25 (d)	4,945,000	5,216,975

		110,606,528

Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (d)	4,920,000	5,043,000

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	8,310,000	7,987,988

Building Materials 1.5%
Airxcel, Inc. 8.50%, due 2/15/22 (d)	2,750,000	2,894,375
BMC East LLC 5.50%, due 10/1/24 (d)	3,795,000	3,965,775
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,718,375
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	8,965,000	9,390,837
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	1,813,000	1,908,183
Standard Industries, Inc. 5.125%, due 2/15/21 (d)	2,500,000	2,596,875
Summit Materials LLC / Summit Materials Finance Corp. 5.125%, due 6/1/25 (d)	1,845,000	1,891,125
6.125%, due 7/15/23	10,905,000	11,422,987
8.50%, due 4/15/22	3,860,000	4,361,800
USG Corp. 4.875%, due 6/1/27 (d)	1,500,000	1,543,125

		45,693,457

	Principal Amount	Value
Chemicals 2.3%
Blue Cube Spinco, Inc. 9.75%, due 10/15/23	$11,870,000	$14,362,700
10.00%, due 10/15/25	6,875,000	8,473,437
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	7,795,000	8,866,812
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (d)	5,760,000	5,976,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (d)	5,830,000	5,808,138
5.00%, due 5/1/25 (d)	2,500,000	2,487,500
5.25%, due 8/1/23 (d)	3,135,000	3,221,213
5.25%, due 6/1/27 (d)	3,210,000	3,193,950
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,424,050
PolyOne Corp. 5.25%, due 3/15/23	8,884,000	9,328,200
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	4,840,000	5,130,400
Westlake Chemical Corp. 4.625%, due 2/15/21	1,000,000	1,035,000

		71,307,400

Coal 0.4%
CONSOL Energy, Inc. 5.875%, due 4/15/22	6,895,000	6,774,337
8.00%, due 4/1/23	5,435,000	5,706,750

		12,481,087

Commercial Services 4.9%
Alpine Finance Merger Sub LLC 6.875%, due 8/1/25 (d)	4,760,000	4,843,300
Ashtead Capital, Inc. 5.625%, due 10/1/24 (d)	4,245,000	4,563,375
6.50%, due 7/15/22 (d)	14,466,000	14,990,392
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	10,250,000	10,185,937
6.375%, due 4/1/24 (d)	8,715,000	8,693,212
Booz Allen Hamilton, Inc. 5.125%, due 5/1/25 (d)	1,000,000	982,500
Cimpress N.V. 7.00%, due 4/1/22 (d)	11,005,000	11,390,175
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	4,010,000	3,969,900
Gartner, Inc. 5.125%, due 4/1/25 (d)	8,907,000	9,356,002
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22 (d)	4,610,000	4,696,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
IHS Markit, Ltd. 4.75%, due 2/15/25 (d)	$3,030,000	$3,253,463
5.00%, due 11/1/22 (d)	20,705,000	22,348,356
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (d)	4,370,000	4,604,888
Laureate Education, Inc. 8.25%, due 5/1/25 (d)	3,340,000	3,582,150
Nielsen Co. Luxembourg S.A.R.L. 5.00%, due 2/1/25 (d)	4,860,000	4,981,500
5.50%, due 10/1/21 (d)	1,340,000	1,386,900
Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	6,120,000	6,213,514
5.00%, due 4/15/22 (d)	20,569,000	21,340,337
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (d)	540,000	562,950
United Rentals North America, Inc. 4.625%, due 7/15/23	1,980,000	2,055,735
7.625%, due 4/15/22	324,000	338,580
WEX, Inc. 4.75%, due 2/1/23 (d)	4,915,000	4,939,575

		149,279,179

Computers 0.7%
Conduent Finance, Inc. / Xerox Business Services LLC 10.50%, due 12/15/24 (d)	1,000,000	1,165,000
NCR Corp. 6.375%, due 12/15/23	6,300,000	6,764,625
NeuStar, Inc. 4.50%, due 1/15/23	13,365,000	13,732,537

		21,662,162

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co. 4.70%, due 5/19/21	6,235,000	6,640,275
4.70%, due 5/24/22	8,070,000	8,614,725

		15,255,000

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	5,885,000	6,090,975
H&E Equipment Services, Inc. 7.00%, due 9/1/22	5,740,000	5,969,600

		12,060,575

Diversified Financial Services 3.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	2,495,000	2,651,614
5.00%, due 10/1/21	5,465,000	5,914,381

	Principal Amount	Value
Diversified Financial Services (continued)
Ally Financial, Inc. 6.25%, due 12/1/17	$1,395,000	$1,419,134
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	6,915,000	7,087,875
Credit Acceptance Corp. 6.125%, due 2/15/21	3,700,000	3,792,500
7.375%, due 3/15/23	5,795,000	6,026,800
E*TRADE Financial Corp. 4.625%, due 9/15/23	2,500,000	2,600,000
5.375%, due 11/15/22	5,700,000	5,991,857
5.875%, due 12/29/49 (f)	1,475,000	1,563,500
Exela Intermediate LLC / Exela Finance, Inc. 10.00%, due 7/15/23 (d)	7,135,000	7,045,812
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	8,775,000	9,082,125
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, due 3/15/22 (d)	6,685,000	6,868,837
5.875%, due 8/1/21 (d)	8,560,000	8,752,600
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	5,545,000	5,877,700
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	1,304,000	1,307,260
7.875%, due 10/1/20	5,476,000	5,626,590
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (d)	4,025,000	3,793,562
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (d)	2,600,000	2,730,000
7.25%, due 12/15/21 (d)	3,326,000	3,503,110
Orchestra Borrower LLC / Orchestra Co-issuer, Inc. 6.75%, due 6/15/22 (d)	7,900,000	8,140,160
Springleaf Finance Corp. 8.25%, due 12/15/20	2,725,000	3,058,813
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (d)	3,380,000	3,405,350

		106,239,580

Electric 1.9%
Calpine Corp. 5.875%, due 1/15/24 (d)	6,235,000	6,422,050
6.00%, due 1/15/22 (d)	8,255,000	8,533,606
GenOn Energy, Inc. 7.875%, due 6/15/18 (g)(h)	22,767,000	13,660,200
9.50%, due 10/15/18 (g)(h)	19,471,000	11,585,245
NRG Energy, Inc. 6.625%, due 1/15/27	6,300,000	6,307,875

12	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
NRG REMA LLC
Series B 9.237%, due 7/2/17	$970,546	$960,841
Series C 9.681%, due 7/2/26	11,280,000	8,460,000
Public Service Co. of New Mexico 7.95%, due 5/15/18	1,805,000	1,899,346

		57,829,163

Electrical Components & Equipment 1.2%
Belden, Inc. 5.50%, due 9/1/22 (d)	15,333,000	15,792,990
General Cable Corp. 5.75%, due 10/1/22	14,730,000	14,730,000
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,437,450

		37,960,440

Electronics 0.4%
Allegion PLC 5.875%, due 9/15/23	3,000,000	3,217,500
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	7,105,000	7,371,438

		10,588,938

Engineering & Construction 0.3%
Tutor Perini Corp. 6.875%, due 5/1/25 (d)	2,700,000	2,841,750
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	7,219,000	7,020,478

		9,862,228

Entertainment 1.1%
Churchill Downs, Inc. 5.375%, due 12/15/21	7,965,000	8,263,688
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	2,420,000	2,580,325
5.375%, due 4/15/26	1,660,000	1,813,201
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (d)	2,193,000	2,379,405
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	4,830,000	4,830,000
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (d)	4,270,000	4,334,050
Sterling Entertainment Enterprises LLC 9.75%, due 12/15/19 (b)(c)(e)	10,000,000	10,375,000

		34,575,669

	Principal Amount	Value
Food 2.3%
B&G Foods, Inc.
5.25%, due 4/1/25	$4,795,000	$4,890,900
4.625%, due 6/1/21	5,000,000	5,106,250
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	15,530,000	15,297,050
Ingles Markets, Inc. 5.75%, due 6/15/23	4,880,000	4,800,700
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	7,540,000	7,558,850
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24 (d)	2,340,000	2,410,200
4.875%, due 11/1/26 (d)	2,500,000	2,590,625
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	7,880,000	8,746,800
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (d)	5,130,000	5,886,675
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (d)	6,155,000	6,555,075
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	6,897,000	7,129,774

		70,972,899

Forest Products & Paper 0.8%
Mercer International, Inc. 6.50%, due 2/1/24 (d)	6,005,000	6,270,361
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,768,000	18,842,760

		25,113,121

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	2,050,000	2,091,000
5.625%, due 5/20/24	7,385,000	7,606,550
5.75%, due 5/20/27	5,455,000	5,523,187
5.875%, due 8/20/26	6,495,000	6,657,375

		21,878,112

Health Care—Products 0.3%
Alere, Inc. 6.375%, due 7/1/23 (d)	600,000	644,250
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	4,705,000	4,952,013
Hologic, Inc. 5.25%, due 7/15/22 (d)	3,760,000	3,948,000

		9,544,263

Health Care—Services 4.7%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	6,640,000	6,868,250
6.50%, due 3/1/24	1,865,000	1,990,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Centene Corp.
4.75%, due 1/15/25	$4,605,000	$4,731,637
5.625%, due 2/15/21	5,305,000	5,530,462
6.125%, due 2/15/24	6,315,000	6,827,652
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	4,165,000	4,299,738
Fresenius Medical Care U.S. Finance II, Inc.
4.75%, due 10/15/24 (d)	2,970,000	3,118,500
5.625%, due 7/31/19 (d)	460,000	486,450
6.50%, due 9/15/18 (d)	3,750,000	3,939,825
♦HCA, Inc.
5.00%, due 3/15/24	8,637,000	9,144,424
5.25%, due 4/15/25	7,985,000	8,583,875
5.25%, due 6/15/26	2,875,000	3,100,688
5.375%, due 2/1/25	2,320,000	2,447,136
5.875%, due 3/15/22	5,130,000	5,687,887
5.875%, due 5/1/23	4,200,000	4,572,750
5.875%, due 2/15/26	3,655,000	3,947,400
7.50%, due 2/15/22	1,570,000	1,807,463
7.58%, due 9/15/25	1,770,000	2,031,075
7.69%, due 6/15/25	6,490,000	7,528,400
8.00%, due 10/1/18	1,738,000	1,868,350
8.36%, due 4/15/24	1,020,000	1,218,900
HealthSouth Corp. 5.75%, due 11/1/24	4,675,000	4,797,719
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, due 5/15/19	3,415,000	3,432,075
Molina Healthcare, Inc. 5.375%, due 11/15/22	6,615,000	7,003,631
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (d)	17,330,000	18,478,112
Quorum Health Corp. 11.625%, due 4/15/23	2,565,000	2,263,613
Tenet Healthcare Corp.
4.625%, due 7/15/24 (d)	1,285,000	1,286,606
5.125%, due 5/1/25 (d)	3,140,000	3,151,775
6.75%, due 6/15/23	2,585,000	2,585,000
7.50%, due 1/1/22 (d)	1,785,000	1,936,368
8.125%, due 4/1/22	3,150,000	3,342,937
THC Escrow Corp. III 4.625%, due 7/15/24 (d)	1,605,000	1,609,334
WellCare Health Plans, Inc. 5.25%, due 4/1/25	4,455,000	4,666,612

		144,285,532

Home Builders 2.4%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	11,465,000	11,694,300

	Principal Amount	Value
Home Builders (continued)
AV Homes, Inc. 8.50%, due 7/1/19	$8,215,000	$8,476,894
Brookfield Residential Properties, Inc.
6.375%, due 5/15/25 (d)	3,520,000	3,643,200
6.50%, due 12/15/20 (d)	12,995,000	13,417,337
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	4,100,000	4,243,500
CalAtlantic Group, Inc. 6.625%, due 5/1/20	2,460,000	2,724,450
Century Communities, Inc. 6.875%, due 5/15/22	10,140,000	10,647,000
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	9,465,000	9,654,300
New Home Co., Inc. 7.25%, due 4/1/22 (d)	5,400,000	5,589,000
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (d)	968,000	992,200
WCI Communities, Inc. / Lennar Corp. 6.875%, due 8/15/21	3,175,000	3,304,191

		74,386,372

Household Products & Wares 0.7%
Prestige Brands, Inc.
5.375%, due 12/15/21 (d)	2,665,000	2,748,281
6.375%, due 3/1/24 (d)	5,690,000	6,081,188
Spectrum Brands, Inc.
5.75%, due 7/15/25	6,205,000	6,655,483
6.625%, due 11/15/22	6,590,000	6,903,025

		22,387,977

Insurance 1.4%
American Equity Investment Life Holding Co.
5.00%, due 6/15/27	8,145,000	8,384,259
6.625%, due 7/15/21	7,970,000	8,244,367
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,779,564
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	7,858,000	8,093,740
MGIC Investment Corp. 5.75%, due 8/15/23	6,925,000	7,461,688
USIS Merger Sub, Inc. 6.875%, due 5/1/25 (d)	5,745,000	5,845,538

		43,809,156

Internet 2.0%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (d)	2,870,000	3,013,500
Match Group, Inc.
6.375%, due 6/1/24	1,250,000	1,359,375
6.75%, due 12/15/22	17,140,000	17,825,600

14	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Netflix, Inc.
5.50%, due 2/15/22	$7,455,000	$8,095,608
5.75%, due 3/1/24	10,139,000	11,064,184
5.875%, due 2/15/25	3,080,000	3,411,100
Symantec Corp. 5.00%, due 4/15/25 (d)	3,540,000	3,704,822
VeriSign, Inc.
4.75%, due 7/15/27 (d)	3,690,000	3,731,513
5.25%, due 4/1/25	8,065,000	8,609,387

		60,815,089

Investment Management/Advisory Services 0.4%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	7,115,000	7,174,944
NFP Corp. 9.00%, due 7/15/21 (d)	4,170,000	4,375,581

		11,550,525

Iron & Steel 0.8%
Allegheny Ludlum LLC 6.95%, due 12/15/25	4,355,000	4,235,237
Allegheny Technologies, Inc. 7.875%, due 8/15/23	6,833,000	7,140,485
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (d)	11,939,000	12,595,645
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	85,000	86,913

		24,058,280

Leisure Time 1.5%
Brunswick Corp. 4.625%, due 5/15/21 (d)	5,900,000	6,028,160
♦Carlson Travel, Inc.
6.75%, due 12/15/23 (d)	18,640,000	18,966,200
9.50%, due 12/15/24 (d)	11,438,000	11,709,652
Vista Outdoor, Inc. 5.875%, due 10/1/23	10,284,000	10,566,810

		47,270,822

Lodging 0.7%
Boyd Gaming Corp. 6.375%, due 4/1/26	2,935,000	3,173,469
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	9,214,837
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (d)	1,200,000	1,216,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (d)	5,940,000	6,207,300

		19,812,106

	Principal Amount	Value
Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (d)	$6,270,000	$6,520,800

Machinery—Diversified 0.6%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,545,575
Tennant Co. 5.625%, due 5/1/25 (d)	3,035,000	3,186,750
Zebra Technologies Corp. 7.25%, due 10/15/22	8,520,000	9,052,500

		17,784,825

Media 6.4%
Altice Financing S.A. 7.50%, due 5/15/26 (d)	4,965,000	5,511,150
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	6,840,000	7,117,875
Block Communications, Inc. 6.875%, due 2/15/25 (d)	10,175,000	10,912,687
Cablevision Systems Corp. 7.75%, due 4/15/18	4,826,000	5,006,975
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	5,130,000	5,293,519
5.125%, due 5/1/23 (d)	5,805,000	6,095,250
5.125%, due 5/1/27 (d)	12,680,000	12,965,300
5.25%, due 9/30/22	500,000	514,700
5.375%, due 5/1/25 (d)	2,596,000	2,764,740
5.75%, due 1/15/24	4,118,000	4,339,343
5.75%, due 2/15/26 (d)	3,335,000	3,568,450
5.875%, due 4/1/24 (d)	8,005,000	8,545,337
5.875%, due 5/1/27 (d)	3,750,000	4,007,813
Cogeco Communications, Inc. 4.875%, due 5/1/20 (d)	7,110,000	7,269,975
CSC Holdings LLC
7.625%, due 7/15/18	95,000	100,225
7.875%, due 2/15/18	965,000	995,156
DISH DBS Corp.
5.875%, due 7/15/22	3,320,000	3,569,000
5.875%, due 11/15/24	9,060,000	9,666,748
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (d)	4,205,000	4,530,888
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	16,507,585
SFR Group S.A.
6.00%, due 5/15/22 (d)	7,320,000	7,658,550
6.25%, due 5/15/24 (d)	1,000,000	1,056,250
7.375%, due 5/1/26 (d)	13,000,000	14,105,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio, Inc. 5.00%, due 8/1/27 (d)	$4,640,000	$4,674,800
Videotron, Ltd.
5.00%, due 7/15/22	4,865,000	5,144,738
5.125%, due 4/15/27 (d)	5,890,000	6,051,975
5.375%, due 6/15/24 (d)	11,450,000	12,094,062
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	23,257,000	24,884,990

		194,953,081

Metal Fabricate & Hardware 1.2%
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.375%, due 12/15/23 (d)	11,460,000	12,462,750
Novelis Corp.
5.875%, due 9/30/26 (d)	7,240,000	7,457,200
6.25%, due 8/15/24 (d)	6,385,000	6,704,250
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	5,300,000	5,233,750
Park-Ohio Industries, Inc. 6.625%, due 4/15/27 (d)	5,325,000	5,591,250

		37,449,200

Mining 3.3%
Alcoa Nederland Holding B.V.
6.75%, due 9/30/24 (d)	2,315,000	2,511,775
7.00%, due 9/30/26 (d)	4,295,000	4,713,763
Aleris International, Inc.
7.875%, due 11/1/20	9,205,000	8,675,713
9.50%, due 4/1/21 (d)	13,015,000	13,383,194
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (d)	4,880,000	4,770,200
♦Freeport McMoRan, Inc.
6.50%, due 11/15/20	8,530,000	8,753,912
6.625%, due 5/1/21	7,725,000	7,879,500
6.75%, due 2/1/22	4,079,000	4,221,765
6.875%, due 2/15/23	22,020,000	23,244,752
Hecla Mining Co. 6.875%, due 5/1/21	13,260,000	13,757,250
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (d)	2,175,000	2,460,469
Lundin Mining Corp. 7.50%, due 11/1/20 (d)	860,000	904,204
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (d)	6,750,000	6,908,271

		102,184,768

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	2,715,000	2,803,238

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	$8,205,000	$7,640,906
EnPro Industries, Inc.
5.875%, due 9/15/22	5,180,000	5,400,150
5.875%, due 9/15/22 (d)	1,000,000	1,042,500
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	10,480,000	10,506,200
Koppers, Inc. 6.00%, due 2/15/25 (d)	4,100,000	4,356,250

		31,749,244

Oil & Gas 7.9%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (d)	4,945,000	4,945,000
California Resources Corp.
5.00%, due 1/15/20	15,330,000	10,271,100
8.00%, due 12/15/22 (d)	7,385,000	4,671,013
Callon Petroleum Co.
6.125%, due 10/1/24 (d)	2,000,000	2,035,000
6.125%, due 10/1/24	3,950,000	4,019,125
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	996,000	861,540
7.625%, due 1/15/22	2,815,000	2,463,125
11.50%, due 1/15/21 (d)	10,555,000	12,191,025
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	4,480,000	4,558,400
Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (a)	20,760,000	20,708,100
Concho Resources, Inc. 5.50%, due 10/1/22	3,255,000	3,340,444
Continental Resources, Inc. 5.00%, due 9/15/22	7,000,000	6,868,750
Delek Logistics Partners LP 6.75%, due 5/15/25 (d)	3,075,000	3,105,750
Gulfport Energy Corp.
6.00%, due 10/15/24 (d)	12,235,000	11,898,537
6.375%, due 5/15/25 (d)	7,115,000	7,008,275
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	3,190,000	2,248,950
Matador Resources Co. 6.875%, due 4/15/23	4,390,000	4,554,625
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,464,175
Murphy Oil USA, Inc.
5.625%, due 5/1/27	635,000	660,400
6.00%, due 8/15/23	7,150,000	7,543,250

16	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Newfield Exploration Co.
5.625%, due 7/1/24	$6,565,000	$6,844,012
5.75%, due 1/30/22	3,715,000	3,910,038
Oasis Petroleum, Inc.
6.50%, due 11/1/21	3,166,000	3,071,020
6.875%, due 3/15/22	1,480,000	1,435,600
Parsley Energy LLC / Parsley Finance Corp. 5.25%, due 8/15/25 (d)	4,140,000	4,129,650
PDC Energy, Inc.
6.125%, due 9/15/24 (d)	705,000	715,575
7.75%, due 10/15/22	11,090,000	11,505,875
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (a)(d)	18,693,415	13,412,525
Range Resources Corp.
5.75%, due 6/1/21 (d)	6,610,000	6,742,200
5.875%, due 7/1/22 (d)	6,400,000	6,496,000
Rex Energy Corp. 1.00%, due 10/1/20 (i)	40,580,000	22,116,100
RSP Permian, Inc.
5.25%, due 1/15/25 (d)	3,000,000	3,003,750
6.625%, due 10/1/22	5,935,000	6,157,562
SM Energy Co.
6.50%, due 11/15/21	3,090,000	3,005,025
6.50%, due 1/1/23	2,935,000	2,795,588
Stone Energy Corp. 7.50%, due 5/31/22	7,553,857	7,138,395
WPX Energy, Inc.
6.00%, due 1/15/22	10,025,000	9,924,750
7.50%, due 8/1/20	11,785,000	12,374,250

		242,194,499

Oil & Gas Services 0.4%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	12,957,750

Pharmaceuticals 1.3%
Endo Finance LLC 5.75%, due 1/15/22 (d)	2,150,000	1,934,570
Endo Finance LLC / Endo Finco, Inc. 5.375%, due 1/15/23 (d)	4,085,000	3,410,975
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.
5.875%, due 10/15/24 (d)	1,000,000	1,030,000
6.00%, due 2/1/25 (d)	4,735,000	3,859,025
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (d)	1,500,000	1,627,500

	Principal Amount	Value
Pharmaceuticals (continued)
Nature’s Bounty Co. (The) 7.625%, due 5/15/21 (d)	$13,285,000	$14,115,313
Patheon Holdings I B.V. 7.50%, due 2/1/22 (d)	7,790,000	8,276,875
Valeant Pharmaceuticals International, Inc.
7.00%, due 10/1/20 (d)	1,975,000	1,942,906
7.50%, due 7/15/21 (d)	3,320,000	3,216,250

		39,413,414

Pipelines 3.7%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	473,211
9.625%, due 11/1/21	5,950,000	7,584,774
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24 (d)	3,115,000	3,185,088
Cheniere Corpus Christi Holdings LLC
5.875%, due 3/31/25	5,295,000	5,645,794
7.00%, due 6/30/24	1,100,000	1,223,750
EnLink Midstream Partners, L.P. 4.15%, due 6/1/25	2,246,000	2,217,954
Genesis Energy, L.P. / Genesis Energy Finance Corp.
5.75%, due 2/15/21	2,570,000	2,563,575
6.75%, due 8/1/22	12,305,000	12,335,762
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (d)	4,340,000	4,513,600
MPLX, L.P.
4.875%, due 12/1/24	5,790,000	6,173,101
4.875%, due 6/1/25	9,383,000	9,949,714
5.50%, due 2/15/23	13,367,000	13,724,835
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,636,904
NuStar Logistics, L.P.
6.75%, due 2/1/21	6,125,000	6,676,250
8.15%, due 4/15/18	1,000,000	1,045,000
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (d)	4,463,000	4,652,678
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	6,485,000	7,247,908
SemGroup Corp. 6.375%, due 3/15/25 (d)	3,640,000	3,521,700
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (d)	8,375,000	8,479,687
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
6.125%, due 10/15/21	2,890,000	3,005,600
6.25%, due 10/15/22	1,405,000	1,492,813
6.375%, due 5/1/24	1,690,000	1,829,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 3/15/24	$3,760,000	$3,940,179

		114,119,302

Real Estate 1.7%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (a)(d)	10,293,755	10,756,974
CBRE Services, Inc.
5.00%, due 3/15/23	13,060,000	13,606,718
5.25%, due 3/15/25	2,895,000	3,152,562
Howard Hughes Corp. (The) 5.375%, due 3/15/25 (d)	8,950,000	9,151,375
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (d)	6,121,000	6,166,908
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	10,480,000	10,637,200

		53,471,737

Real Estate Investment Trusts 4.2%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,390,000	35,980,075
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	3,000,000	3,090,000
♦Equinix, Inc.
5.375%, due 1/1/22	4,715,000	4,974,325
5.375%, due 4/1/23	10,555,000	10,964,006
5.375%, due 5/15/27	13,760,000	14,671,600
5.75%, due 1/1/25	6,980,000	7,512,225
5.875%, due 1/15/26	10,114,000	11,027,396
FelCor Lodging, L.P. 5.625%, due 3/1/23	7,390,000	7,667,125
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	2,000,000	2,012,500
5.625%, due 5/1/24	17,860,000	19,467,400
MPT Operating Partnership, L.P. / MPT Finance Corp. 6.375%, due 2/15/22	800,000	826,000
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	2,000,000	2,070,000
5.50%, due 2/1/21	2,350,000	2,444,000
Starwood Property Trust 5.00%, due 12/15/21 (d)	3,755,000	3,905,200
VEREIT Operating Partnership, L.P. 4.125%, due 6/1/21	1,285,000	1,340,332

		127,952,184

	Principal Amount	Value
Retail 3.9%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	$14,385,000	$14,636,737
AutoNation, Inc. 6.75%, due 4/15/18	3,926,000	4,073,594
Cumberland Farms, Inc. 6.75%, due 5/1/25 (d)	5,860,000	6,167,650
Dollar Tree, Inc. 5.75%, due 3/1/23	8,000,000	8,442,400
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (d)	13,440,000	13,473,600
GameStop Corp.
5.50%, due 10/1/19 (d)	5,795,000	5,961,606
6.75%, due 3/15/21 (d)	1,000,000	1,039,000
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,735,000	6,836,025
5.25%, due 12/15/23 (d)	2,740,000	2,767,400
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
4.75%, due 6/1/27 (d)	2,945,000	3,007,581
5.00%, due 6/1/24 (d)	7,615,000	7,938,637
5.25%, due 6/1/26 (d)	3,115,000	3,278,538
L Brands, Inc.
5.625%, due 2/15/22	4,330,000	4,633,100
6.625%, due 4/1/21	3,610,000	3,998,075
6.75%, due 7/1/36	6,045,000	5,803,200
6.875%, due 11/1/35	1,000,000	965,000
8.50%, due 6/15/19	1,555,000	1,727,994
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	13,755,000	12,035,625
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,886,775
Rite Aid Corp. 6.125%, due 4/1/23 (d)	6,780,000	6,657,113

		120,329,650

Semiconductors 1.3%
♦Micron Technology, Inc.
5.25%, due 8/1/23 (d)	5,172,000	5,371,122
5.25%, due 1/15/24 (d)	2,000,000	2,070,000
5.50%, due 2/1/25	6,493,000	6,850,115
7.50%, due 9/15/23	19,170,000	21,432,060
Qorvo, Inc. 7.00%, due 12/1/25	2,185,000	2,479,975

		38,203,272

Software 2.8%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	12,995,000	13,271,144
Activision Blizzard, Inc. 6.125%, due 9/15/23 (d)	2,372,000	2,559,625

18	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Camelot Finance S.A. 7.875%, due 10/15/24 (d)	$1,540,000	$1,659,350
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	7,320,000	7,759,200
First Data Corp. 5.00%, due 1/15/24 (d)	2,045,000	2,103,139
MSCI, Inc.
4.75%, due 8/1/26 (d)	3,290,000	3,381,462
5.25%, due 11/15/24 (d)	3,682,000	3,902,920
5.75%, due 8/15/25 (d)	8,530,000	9,239,014
OpenText Corp. 5.875%, due 6/1/26 (d)	10,350,000	11,132,667
PTC, Inc. 6.00%, due 5/15/24	14,035,000	15,192,887
Quintiles IMS, Inc.
4.875%, due 5/15/23 (d)	4,870,000	4,985,663
5.00%, due 10/15/26 (d)	9,792,000	10,098,000
RP Crown Parent LLC 7.375%, due 10/15/24 (d)	1,480,000	1,539,200

		86,824,271

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	6,455,000	6,035,425

Telecommunications 5.3%
Anixter, Inc. 5.125%, due 10/1/21	2,895,000	3,083,175
CenturyLink, Inc. 5.625%, due 4/1/25	3,120,000	3,114,789
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	11,910,000	12,237,525
Frontier Communications Corp.
10.50%, due 9/15/22	4,475,000	4,279,219
11.00%, due 9/15/25	6,280,000	5,824,700
♦Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	7,351,575
6.50%, due 6/15/19	4,239,000	4,578,120
6.625%, due 8/1/26	6,710,000	7,213,250
7.625%, due 6/15/21	10,195,000	11,584,069
Inmarsat Finance PLC 4.875%, due 5/15/22 (d)	5,925,000	6,013,875
Level 3 Communications, Inc. 5.75%, due 12/1/22	1,920,000	1,992,000
Level 3 Financing, Inc.
5.375%, due 1/15/24	2,300,000	2,400,625
5.625%, due 2/1/23	3,000,000	3,120,000
Sprint Capital Corp.
6.875%, due 11/15/28	11,425,000	12,699,687
8.75%, due 3/15/32	1,000,000	1,260,000

	Principal Amount	Value
Telecommunications (continued)
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	$12,085,000	$13,267,155
9.00%, due 11/15/18 (d)	371,000	402,650
9.25%, due 4/15/22	1,750,000	2,170,000
♦T-Mobile USA, Inc.
5.125%, due 4/15/25	7,520,000	7,896,000
5.375%, due 4/15/27	7,560,000	8,108,100
6.00%, due 4/15/24	6,840,000	7,318,800
6.125%, due 1/15/22	6,844,000	7,192,620
6.375%, due 3/1/25	8,670,000	9,374,437
6.50%, due 1/15/24	7,505,000	8,067,875
6.50%, due 1/15/26	6,415,000	7,080,556
6.625%, due 4/1/23	5,470,000	5,788,354

		163,419,156

Transportation 1.0%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	15,695,000	16,093,653
9.75%, due 5/1/20 (d)	12,970,000	13,926,537

		30,020,190

Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (d)	6,235,000	6,344,113

Total Corporate Bonds (Cost $2,694,447,993)		2,808,607,749

Loan Assignments 0.6% (j)
Diversified Financial Services 0.1%
VFH Parent LLC 2017 Term Loan 4.98%, due 10/15/21	4,000,000	4,021,668

Electronics 0.1%
Kemet Electronic Corp. Term Loan B 7.17%, due 4/26/24	1,000,000	1,002,500

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 3.98%, due 1/26/24	2,240,224	2,248,224

Retail 0.2%
Bass Pro Group LLC Term Loan B 6.30%, due 12/16/23	6,700,000	6,502,591

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.98%, due 11/12/20	$3,750,000	$3,239,063

Total Loan Assignments (Cost $17,446,099)		17,014,046

Total Long-Term Bonds (Cost $2,788,443,843)		2,893,160,608

	Shares
Common Stocks 0.9%
Auto Parts & Equipment 0.1%
♦Exide Technologies (b)(c)(d)(e)(k)	612,830	888,603

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(e)(k)	130,037	156,044

Home Builders 0.1%
Modular Space Corp. (b)(c)(e)	239,066	3,129,376

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(e)	725	491,978

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(e)(k)	230,859	2,541,758

Oil & Gas 0.4%
PetroQuest Energy, Inc. (k)	261,032	516,843
Rex Energy Corp. (b)(k)	27,264	78,793
Stone Energy Corp. (b)(e)(k)	637,880	11,724,235
Titan Energy LLC (k)	25,911	200,810

		12,520,681

Retail 0.2%
American Eagle Outfitters, Inc.	556,651	6,707,644

Total Common Stocks (Cost $52,832,113)		26,436,084

Preferred Stock 0.1%
Banks 0.1%
GMAC Capital Trust I 6.967% (f)	124,200	3,254,040

Total Preferred Stock (Cost $3,028,994)		3,254,040

	Principal Amount	Value
Short-Term Investment 3.9%
Money Market Funds 3.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.86%	$121,136,308	$121,136,308

Total Short-Term Investment (Cost $121,136,308)		121,136,308

Total Investments (Cost $2,965,441,258) (l)	99.3%	3,043,987,040
Other Assets, Less Liabilities	0.7	21,264,684
Net Assets	100.0%	$3,065,251,724

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $68,824,865, which represented 2.2% of the Portfolio’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of fair valued securities was $57,021,837, which represented 1.9% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Restricted security.

(f)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(g)	Issue in default.

(h)	Issue in non-accrual status.

(i)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2017.

(k)	Non-income producing security.

(l)	As of June 30, 2017, cost was $2,965,880,912 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$146,784,462
Gross unrealized depreciation	(68,678,334)

Net unrealized appreciation	$78,106,128

20	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$51,567,413	$15,971,400	$67,538,813
Corporate Bonds (c)	—	2,774,765,071	33,842,678	2,808,607,749
Loan Assignments (d)	—	16,011,546	1,002,500	17,014,046

Total Long-Term Bonds	—	2,842,344,030	50,816,578	2,893,160,608

Common Stocks (e)	19,228,325	—	7,207,759	26,436,084
Preferred Stock	3,254,040	—	—	3,254,040
Short-Term Investment	121,136,308	—	—	121,136,308

Total Investments in Securities	$143,618,673	$2,842,344,030	$58,024,337	$3,043,987,040

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $15,971,400 are held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $23,467,678 and $10,375,000 are held in Auto Parts & Equipment and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $1,002,500 is held in Pharmaceuticals within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $888,603, $156,044, $3,129,376, $491,978, and $2,541,758 are held in Auto Parts & Equipment, Electric, Home Builders, Media, and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$15,036,151	$128,715	$5,409	$(4,198,278)	$5,815,568	(b)	$(816,165)	$—	$—	$15,971,400	$(4,198,278)
Corporate Bonds
Auto Parts & Equipment	18,885,856	161,058	(1,338,433)	(503,021)	25,795,405	(b)	(19,533,187)	—	—	23,467,678	(2,400,040)
Entertainment	10,375,000	—	—	—	—		—	—	—	10,375,000	—
Oil & Gas	2,182,400	—	—	(2,182,400)	—		—	—	—	—	—
Loan Assignments
Pharmaceuticals	—	381	—	32,119	970,000		—	—	—	1,002,500	32,119
Common Stocks
Auto Parts & Equipment	393,404	—	—	495,199	—		—	—	—	888,603	495,199
Electric	156,044	—	—	—	—		—	—	—	156,044	—
Home Builders	—	—	—	(353,735)	3,483,111		—	—	—	3,129,376	(353,735)
Media	388,150	—	—	103,828	—		—	—	—	491,978	103,828
Metal Fabricate & Hardware	2,541,758	—	—	—	—		—	—	—	2,541,758	—

Total	$49,958,763	$290,154	$(1,333,024)	$(6,606,288)	$36,064,084		$(20,349,352)	$—	$—	$58,024,337	$(6,320,907)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,965,441,258)	$3,043,987,040
Receivables:
Dividends and interest	45,389,762
Investment securities sold	8,226,549
Fund shares sold	1,329,368
Other assets	17,117

Total assets	3,098,949,836

Liabilities
Payables:
Investment securities purchased	30,081,264
Manager (See Note 3)	1,408,724
Fund shares redeemed	1,326,523
NYLIFE Distributors (See Note 3)	503,713
Shareholder communication	282,879
Professional fees	44,703
Custodian	30,824
Trustees	5,205
Accrued expenses	14,277

Total liabilities	33,698,112

Net assets	$3,065,251,724

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$299,341
Additional paid-in capital	2,833,556,676

2,833,856,017
Undistributed net investment income	262,186,649
Accumulated net realized gain (loss) on investments	(109,336,724)
Net unrealized appreciation (depreciation) on investments	78,545,782

Net assets	$3,065,251,724

Initial Class
Net assets applicable to outstanding shares	$622,436,817

Shares of beneficial interest outstanding	60,126,876

Net asset value per share outstanding	$10.35

Service Class
Net assets applicable to outstanding shares	$2,442,814,907

Shares of beneficial interest outstanding	239,214,074

Net asset value per share outstanding	$10.21

22	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$96,754,289
Dividends	53,872

Total income	96,808,161

Expenses
Manager (See Note 3)	8,393,809
Distribution/Service—Service Class (See Note 3)	2,965,099
Shareholder communication	226,381
Professional fees	109,167
Trustees	37,559
Custodian	12,049
Miscellaneous	57,085

Total expenses	11,801,149

Net investment income (loss)	85,007,012

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	10,828,277
Net change in unrealized appreciation (depreciation) on investments	9,490,312

Net realized and unrealized gain (loss) on investments	20,318,589

Net increase (decrease) in net assets resulting from operations	$105,325,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$85,007,012	$176,767,723
Net realized gain (loss) on investments	10,828,277	(49,477,474)
Net change in unrealized appreciation (depreciation) on investments	9,490,312	294,691,720

Net increase (decrease) in net assets resulting from operations	105,325,601	421,981,969

Dividends to shareholders:
From net investment income:
Initial Class	—	(37,709,814)
Service Class	—	(124,197,329)

Total dividends to shareholders	—	(161,907,143)

Capital share transactions:
Net proceeds from sale of shares	201,247,204	330,225,247
Net asset value of shares issued to shareholders in reinvestment of dividends	—	161,907,143
Cost of shares redeemed	(222,642,753)	(448,926,970)

Increase (decrease) in net assets derived from capital share transactions	(21,395,549)	43,205,420

Net increase (decrease) in net assets	83,930,052	303,280,246

Net Assets
Beginning of period	2,981,321,672	2,678,041,426

End of period	$3,065,251,724	$2,981,321,672

Undistributed net investment income at end of period	$262,186,649	$177,179,637

24	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.99		$9.10	$9.84	$10.26	$10.19	$9.52

Net investment income (loss) (a)	0.30		0.62	0.59	0.61	0.65	0.69
Net realized and unrealized gain (loss) on investments	0.06		0.85	(0.73)	(0.42)	0.01	0.57

Total from investment operations	0.36		1.47	(0.14)	0.19	0.66	1.26

Less dividends:
From net investment income	—		(0.58)	(0.60)	(0.61)	(0.59)	(0.59)

Net asset value at end of period	$10.35		$9.99	$9.10	$9.84	$10.26	$10.19

Total investment return (b)	3.60	%(c)	16.23%	(1.57%)	1.78%	6.63%	13.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.84	%††	6.41%	5.99%	5.85%	6.24%	6.86%
Net expenses	0.59	%††	0.59%	0.58%	0.59%	0.59%	0.59%
Portfolio turnover rate	21%		39%	37%	42%	40%	30%
Net assets at end of period (in 000’s)	$622,437		$665,881	$642,186	$641,024	$703,362	$718,047

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.86		$8.99	$9.73	$10.16	$10.10	$9.44

Net investment income (loss) (a)	0.28		0.59	0.56	0.58	0.62	0.66
Net realized and unrealized gain (loss) on investments	0.07		0.83	(0.72)	(0.42)	0.01	0.57

Total from investment operations	0.35		1.42	(0.16)	0.16	0.63	1.23

Less dividends and distributions:
From net investment income	—		(0.55)	(0.58)	(0.59)	(0.57)	(0.57)

Net asset value at end of period	$10.21		$9.86	$8.99	$9.73	$10.16	$10.10

Total investment return (b)	3.55	%(c)	15.94%	(1.82%)	1.53%	6.36%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58	%††	6.15%	5.74%	5.60%	5.99%	6.61%
Net expenses	0.84	%††	0.84%	0.83%	0.84%	0.84%	0.84%
Portfolio turnover rate	21%		39%	37%	42%	40%	30%
Net assets at end of period (in 000’s)	$2,442,815		$2,315,441	$2,035,855	$2,147,611	$2,046,388	$1,831,455

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

26	MainStay VP High Yield Corporate Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

As of June 30, 2017, the Portfolio held loan assignments categorized as Level 3 securities with a value of $1,002,500 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

27

Notes to Financial Statements (Unaudited) (continued)

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 6/30/17*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (2)	$15,971,400	Market Approach	Estimated Enterprise Value	$783.0m–$919.9m
Corporate Bonds (2)	23,447,488	Income Approach	Estimated Yield	17.29%
			Spread Adjustment	5.28%
	20,190	Market Approach	Estimated Remaining Claims/Value	$0.001
Common Stocks (5)	648,022	Income Approach	Discount Rate	15.00%
			Liquidity Discount	20.00%
	6,559,737	Market Approach	EBITDA Multiple	5.75x
			Estimated Enterprise Value	$783.0m–$919.9m
			Estimated Volatility	25.00%
			Last Traded Price	$75.00
			Subscription Price	$4.91

	$46,646,837

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of June 30, 2017, the value of these investments was $11,377,500. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to

28	MainStay VP High Yield Corporate Bond Portfolio

shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may increase their costs versus the cost of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio’s principal investments may include loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2017, the Portfolio did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

29

Notes to Financial Statements (Unaudited) (continued)

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(L)  Securities Risk.  The Portfolio primarily invests in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the

30	MainStay VP High Yield Corporate Bond Portfolio

Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subavisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.56%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $8,393,809.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of

New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $119,725,348, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
2017	$17,478	$—
Unlimited	18,078	84,169
Total	$35,556	$84,169

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains
$161,907,143	$ —

Note 5–Restricted Securities

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/17 Value	Percent of Net Assets
Exide Technologies, Inc. Common Stock	4/30/15–5/24/17	612,830	$16,582,658	$888,603	0.1%
Exide Technologies, Inc. (Escrow Claim Shares) Corporate Bond 8.625%, due 2/1/18	8/28/15	$20,190,000	—	20,190	0.0
ION Media Networks, Inc. Common Stock	3/12/10–12/20/10	725	—	491,978	0.0
Modular Space Corp. Common Stock	2/8/17–3/10/17	239,066	3,483,111	3,129,376	0.1
Neenah Enterprises, Inc. Common Stock	7/29/10	230,859	1,955,376	2,541,758	0.1
Stone Energy Corp. Common Stock	3/3/17	637,880	21,438,407	11,724,235	0.4
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/15/19	12/21/12	$10,000,000	10,000,000	10,375,000	0.3
Upstate New York Power Producers, Inc. Common Stock	6/29/12–5/23/16	130,037	—	156,044	0.0
Total			$53,459,552	$29,327,184	1.0%

‡	Less than one-tenth of a percent.

31

Notes to Financial Statements (Unaudited) (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $661,419 and $597,576, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the six-month period ended June 30, 2017, such purchases were $492.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,238,162	$22,772,970
Shares redeemed	(8,780,137)	(89,594,263)

Net increase (decrease)	(6,541,975)	$(66,821,293)

Year ended December 31, 2016:
Shares sold	8,909,212	$83,696,838
Shares issued to shareholders in reinvestment of dividends and distributions	3,819,868	37,709,814
Shares redeemed	(16,660,873)	(162,031,468)

Net increase (decrease)	(3,931,793)	$(40,624,816)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	17,677,026	$178,474,234
Shares redeemed	(13,180,239)	(133,048,490)

Net increase (decrease)	4,496,787	$45,425,744

Year ended December 31, 2016:
Shares sold	25,656,380	$246,528,409
Shares issued to shareholders in reinvestment of dividends and distributions	12,730,220	124,197,329
Shares redeemed	(30,092,219)	(286,895,502)

Net increase (decrease)	8,294,381	$83,830,236

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744026	MSVPHYCB10-08/17 (NYLIAC) NI520

MainStay VP International

Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	18.58%	13.16%	8.34%	2.10%	0.96%
Service Class Shares	6/5/2003	18.44	12.88	8.08	1.85	1.21

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S. Index[2]	14.10%	20.45%	7.22%	1.13%
MSCI EAFE® Index[3]	13.81	20.27	8.69	1.03
Average Lipper Variable Products International Multi-Cap Growth Portfolio[4]	17.53	19.21	8.57	1.93

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products International Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth portfolios typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,185.80	$5.20	$1,020.00	$4.81	0.96%

Service Class Shares	$1,000.00	$1,184.40	$6.55	$1,018.80	$6.06	1.21%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP International Equity Portfolio

Country Composition as of June 30, 2017 (Unaudited)

United Kingdom	13.0%
Japan	10.5
United States	9.7
Germany	9.0
Switzerland	6.4
China	5.6
Ireland	4.8
Brazil	4.4
India	4.4
Belgium	3.9
Sweden	3.9
Spain	3.0
Netherlands	2.8

Canada	2.2%
Australia	2.0
Jordan	2.0
Israel	1.8
Thailand	1.7
Denmark	1.6
Taiwan	1.6
Italy	1.2
South Africa	0.5
Mexico	0.2
Other Assets, Less Liabilities	3.8

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Prudential PLC
2.	TE Connectivity, Ltd.
3.	Fresenius Medical Care A.G. & Co. KGaA
4.	Hexagon AB Class B
5.	United Internet A.G. Registered
6.	Johnson Matthey PLC
7.	Tsuruha Holdings, Inc.
8.	Start Today Co., Ltd.
9.	LivaNova PLC
10.	Accenture PLC Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, and Carlos Garcia-Tunon, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP International Equity Portfolio returned 18.58% for Initial Class shares and 18.44% for Service Class shares. Over the same period, both share classes outperformed the 14.10% return of the MSCI ACWI® (All Country World Index) Ex U.S. Index,1 which is the Portfolio’s primary benchmark; the 13.81% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio; and the 17.53% return of the Average Lipper2 Variable Products International Multi-Cap Growth Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective April 28, 2017, Eve Glatt no longer serves as a portfolio manager of the Portfolio. As of the end of the reporting period, Edward Ramos and Carlos Garcia-Tunon continued to serve as portfolio managers of the Portfolio.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance benefited from positive contributions from stock selection and sector allocation, partially offset by a negative contribution from country allocation. (Contributions take weightings and total returns into account.) Stock selection on a country basis helped the Portfolio’s relative performance, with notable strength in Japan, Brazil and Israel. Stock selection on a sector basis also contributed positively, with consumer discretionary, financials and real estate providing the strongest contributions. The positive effects of sector allocation were driven by overweight allocations relative to the MSCI ACWI® Ex U.S. Index to information technology and health care and by an underweight allocation to energy. The negative effects from country allocation were driven by overweight positions relative to this Index in Ireland and Brazil and an underweight position in South Korea.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were consumer discretionary and financials. Consumer discretionary and financials benefited from favorable stock selection. The Portfolio’s lack of exposure to the energy sector also contributed to relative performance. The allocation effect from consumer discretionary was slightly negative, while the allocation effect from financials and energy was positive. The Portfolio suffered from an overweight position in the consumer discretionary sector, which underperformed the MSCI ACWI® Ex U.S. Index, and benefited from underweight positions in the financials and energy sectors, which also underperformed the Index.

The sectors that made the strongest negative contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were health care, materials and consumer staples. All of these sectors suffered from unfavorable selection effects, with the allocation effect being positive for health care and materials and negative for consumer staples. The Portfolio held an overweight position in the health care sector, which outperformed the MSCI ACWI® Ex U.S. Index. The Portfolio held an underweight position in the materials sector, which underperformed the Index, and an underweight position in consumer staples sector, which outperformed this Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Japanese online apparel shopping site operator Start Today, Chinese online gaming and services company NetEase and Israeli IT security provider Check Point Software. All of these stocks outperformed on continued strong growth and strategy execution.

The most significant detractors from the Portfolio’s absolute performance were Jordanian pharmaceutical company Hikma Pharmaceuticals, Indian generic pharmaceutical company Lupin Limited and Irish private-label over-the-counter pharmaceutical company Perrigo. Hikma Pharmaceuticals underperformed after the company reduced its financial guidance because of a delay in the introduction of a widely anticipated generic drug and more broadly because of the potential for greater pricing pressure across the company’s generics portfolio. Lupin declined on the anticipation of greater generic pricing pressure owing to higher competition and channel consolidation in the United States. Perrigo suffered from disappointing business trends and earnings guidance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Brazilian payments processor Cielo, Japanese corporate fringe benefits outsourcer Relo Group and Canadian software holding company

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Effective August 1, 2017, Edward Ramos no longer serves as a portfolio manager of the Portfolio. As of the same date, Ian Murdoch and Lawrence Rosenberg joined Carlos Garcia-Tunon as portfolio managers of the Portfolio.

8	MainStay VP International Equity Portfolio

Constellation Software. Notable sales during the reporting period included Japanese provider of clinical test reagents Sysmex, Irish private-label over-the-counter pharmaceutical company Perrigo and Italian biotechnology company DiaSorin.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the information technology and real estate sectors. Over the same period, the Portfolio reduced its exposure to the health care and consumer discretionary sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the information technology, health care and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions in the financials, industrials and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 95.9%†
Australia 2.0%
Corporate Travel Management, Ltd. (Hotels, Restaurants & Leisure)	289,365	$5,101,992
Gateway Lifestyle (Real Estate Management & Development)	2,745,698	4,115,169

		9,217,161

Belgium 3.9%
Ontex Group N.V. (Personal Products)	297,582	10,573,766
UCB S.A. (Pharmaceuticals)	114,335	7,865,296

		18,439,062

Brazil 4.4%
Cielo S.A. (IT Services)	1,539,120	11,428,764
Qualicorp S.A. (Health Care Providers & Services)	1,080,200	9,357,886

		20,786,650

Canada 2.2%
Constellation Software, Inc. (Software)	19,600	10,253,575

China 5.6%
51job, Inc., ADR (Professional Services) (a)	58,696	2,625,472
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	39,833	7,124,530
China Biologic Products, Inc. (Biotechnology) (a)	58,357	6,600,177
NetEase, Inc., ADR (Internet Software & Services)	33,051	9,936,122

		26,286,301

Denmark 1.6%
Novo Nordisk A/S Class B (Pharmaceuticals)	173,323	7,422,405

Germany 9.0%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	216,348	20,798,558
Scout24 A.G. (Internet Software & Services) (b)	124,264	4,576,471
♦United Internet A.G. Registered (Internet Software & Services)	305,702	16,810,185

		42,185,214

India 4.4%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	317,340	7,913,678
Lupin, Ltd. (Pharmaceuticals)	329,635	5,396,299
Yes Bank, Ltd. (Banks)	320,360	7,265,375

		20,575,352

	Shares	Value
Ireland 4.8%
Experian PLC (Professional Services)	308,156	$6,321,383
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	59,913	6,396,116
Shire PLC (Biotechnology)	173,887	9,598,183

		22,315,682

Israel 1.8%
Check Point Software Technologies, Ltd. (Software) (a)	79,286	8,648,517

Italy 1.2%
De’Longhi S.p.A. (Household Durables)	175,992	5,515,692

Japan 10.5%
CyberAgent, Inc. (Media)	360,200	11,160,676
Relo Group, Inc. (Real Estate Management & Development)	574,700	11,174,651
♦Start Today Co., Ltd. (Internet & Direct Marketing Retail)	526,158	12,934,669
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	129,840	13,771,871

		49,041,867

Jordan 2.0%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	502,607	9,622,918

Mexico 0.2%
Banregio Grupo Financiero S.A.B. de C.V. (Banks)	140,804	892,208

Netherlands 2.8%
GrandVision N.V. (Specialty Retail) (b)	290,031	7,768,019
IMCD Group N.V. (Trading Companies & Distributors)	96,347	5,222,076

		12,990,095

South Africa 0.5%
Mediclinic International PLC (Health Care Providers & Services)	261,129	2,521,896

Spain 3.0%
Almirall S.A. (Pharmaceuticals)	274,111	4,464,461
Grifols S.A. (Biotechnology)	337,642	9,403,775

		13,868,236

Sweden 3.9%
♦Hexagon AB Class B (Electronic Equipment, Instruments & Components)	386,133	18,356,294

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Switzerland 6.4%
DKSH Holding A.G. (Professional Services)	55,413	$4,498,803
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	267,116	21,016,687
Tecan Group A.G. Registered (Life Sciences Tools & Services)	24,843	4,671,178

		30,186,668

Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	218,921	7,653,478

Thailand 1.7%
Kasikornbank PCL (Banks)	1,359,838	7,986,096

United Kingdom 13.0%
Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	329,499	3,398,914
BTG PLC (Pharmaceuticals) (a)	90,277	820,717
HomeServe PLC (Commercial Services & Supplies)	431,241	4,131,081
♦Johnson Matthey PLC (Chemicals)	409,627	15,317,317
♦Prudential PLC (Insurance)	1,000,279	22,942,537
Sage Group PLC (Software)	664,638	5,955,724
Telit Communications PLC (Communications Equipment)	512,402	2,082,219
Whitbread PLC (Hotels, Restaurants & Leisure)	123,438	6,377,817

		61,026,326

United States 9.4%
♦Accenture PLC Class A (IT Services)	93,885	11,611,697
ICON PLC (Life Sciences Tools & Services) (a)	96,465	9,433,313
♦LivaNova PLC (Health Care Equipment & Supplies) (a)	205,192	12,559,802
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,484,300	10,373,192

		43,978,004

Total Common Stocks (Cost $380,788,844)		449,769,697

	Principal Amount	Value
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $1,215,649 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 9/30/21, with a Principal Amount of $1,270,000 and a Market Value of $1,240,516)	$1,215,637	$1,215,637

Total Short-Term Investment (Cost $1,215,637)		1,215,637

Total Investments (Cost $382,004,481) (c)	96.2%	450,985,334
Other Assets, Less Liabilities	3.8	18,055,813
Net Assets	100.0%	$469,041,147

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of June 30, 2017, cost was $384,744,304 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$81,127,081
Gross unrealized depreciation	(14,886,051)

Net unrealized appreciation	$66,241,030

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Banks	$16,143,679	3.4%
Biotechnology	25,602,135	5.5
Capital Markets	1,215,637	0.3
Chemicals	15,317,317	3.3
Commercial Services & Supplies	4,131,081	0.9
Communications Equipment	2,082,219	0.4
Electronic Equipment, Instruments & Components	39,372,981	8.4
Equity Real Estate Investment Trusts (REITs)	3,398,914	0.7
Food & Staples Retailing	13,771,871	2.9
Health Care Equipment & Supplies	12,559,802	2.7
Health Care Providers & Services	32,678,340	7.0
Hotels, Restaurants & Leisure	17,875,925	3.8
Household Durables	5,515,692	1.2
Insurance	22,942,537	4.9
Internet & Direct Marketing Retail	12,934,669	2.8
Internet Software & Services	38,447,308	8.2
IT Services	23,040,461	4.9
Life Sciences Tools & Services	14,104,491	3.0
Media	11,160,676	2.4
Personal Products	10,573,766	2.2
Pharmaceuticals	35,592,096	7.6
Professional Services	13,445,658	2.9
Real Estate Management & Development	15,289,820	3.3
Semiconductors & Semiconductor Equipment	7,653,478	1.6
Software	24,857,816	5.3
Specialty Retail	7,768,019	1.6
Textiles, Apparel & Luxury Goods	10,373,192	2.2
Thrifts & Mortgage Finance	7,913,678	1.7
Trading Companies & Distributors	5,222,076	1.1

	450,985,334	96.2
Other Assets, Less Liabilities	18,055,813	3.8

Net Assets	$469,041,147	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$449,769,697	$—	$—	$449,769,697
Short-Term Investment
Repurchase Agreement	—	1,215,637	—	1,215,637

Total Investments in Securities	$449,769,697	$1,215,637	$—	$450,985,334

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30,2017, certain foreign equity securities with a market value of $276,179,741 held by the Portfolio as of December 31, 2016, transferred from Level 2 to Level 1 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $382,004,481)	$450,985,334
Cash denominated in foreign currencies (identified cost $18,497,924)	18,820,352
Receivables:
Dividends and interest	1,605,275
Fund shares sold	123,612
Investment securities sold	27
Other assets	2,429

Total assets	471,537,029

Liabilities
Payables:
Investment securities purchased	1,650,649
Manager (See Note 3)	348,941
Foreign capital gains tax (See Note 2(C))	255,104
Fund shares redeemed	111,736
NYLIFE Distributors (See Note 3)	59,830
Shareholder communication	31,070
Professional fees	25,112
Custodian	3,053
Trustees	751
Accrued expenses	9,636

Total liabilities	2,495,882

Net assets	$469,041,147

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,042
Additional paid-in capital	406,734,357

406,764,399
Undistributed net investment income	2,129,680
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(8,903,688)
Net unrealized appreciation (depreciation) on investments (b)	68,725,749
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	325,007

Net assets	$469,041,147

Initial Class
Net assets applicable to outstanding shares	$183,721,835

Shares of beneficial interest outstanding	11,700,457

Net asset value per share outstanding	$15.70

Service Class
Net assets applicable to outstanding shares	$285,319,312

Shares of beneficial interest outstanding	18,341,052

Net asset value per share outstanding	$15.56

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $255,104.

14	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,552,746
Interest	376

Total income	4,553,122

Expenses
Manager (See Note 3)	1,998,463
Distribution/Service—Service Class (See Note 3)	341,684
Custodian	51,361
Professional fees	38,285
Shareholder communication	37,223
Trustees	5,424
Miscellaneous	14,344

Total expenses	2,486,784

Net investment income (loss)	2,066,338

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	31,482,207
Foreign currency transactions	(100,807)

Net realized gain (loss) on investments and foreign currency transactions	31,381,400

Net change in unrealized appreciation (depreciation) on:
Investments (b)	41,860,794
Translation of other assets and liabilities in foreign currencies	553,518

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	42,414,312

Net realized and unrealized gain (loss) on investments and foreign currency transactions	73,795,712

Net increase (decrease) in net assets resulting from operations	$75,862,050

(a)	Dividends recorded net of foreign withholding taxes in the amount of $471,508.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(68,557).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,066,338	$2,561,829
Net realized gain (loss) on investments and foreign currency transactions	31,381,400	27,738,323
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	42,414,312	(53,222,002)

Net increase (decrease) in net assets resulting from operations	75,862,050	(22,921,850)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,470,669)
Service Class	—	(1,457,492)

Total dividends to shareholders	—	(2,928,161)

Capital share transactions:
Net proceeds from sale of shares	23,849,841	32,512,455
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,928,161
Cost of shares redeemed	(53,192,807)	(130,328,921)

Increase (decrease) in net assets derived from capital share transactions	(29,342,966)	(94,888,305)

Net increase (decrease) in net assets	46,519,084	(120,738,316)

Net Assets
Beginning of period	422,522,063	543,260,379

End of period	$469,041,147	$422,522,063

Undistributed net investment income at end of period	$2,129,680	$63,342

16	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.24		$14.04		$13.36	$13.81	$12.14	$10.34

Net investment income (loss) (a)	0.08		0.10		0.10	0.12	0.10	0.13
Net realized and unrealized gain (loss) on investments	2.37		(0.77)		0.75	(0.44)	1.72	1.86
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.02)		(0.03)	(0.04)	(0.00)‡	0.02

Total from investment operations	2.46		(0.69)		0.82	(0.36)	1.82	2.01

Less dividends and distributions:
From net investment income	—		(0.11)		(0.14)	(0.09)	(0.15)	(0.21)

Net asset value at end of period	$15.70		$13.24		$14.04	$13.36	$13.81	$12.14

Total investment return (b)	18.58%		(4.95%)		6.17%	(2.62%)	15.11%	19.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	0.71	% (c)	0.74%	0.85%	0.78%	1.14%
Net expenses	0.96	%††	0.95	% (d)	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	24%		28%		40%	38%	34%	42%
Net assets at end of period (in 000’s)	$183,722		$171,048		$243,076	$217,936	$208,807	$180,124

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.13		$13.92		$13.24	$13.70	$12.04	$10.26

Net investment income (loss) (a)	0.06		0.05		0.07	0.08	0.07	0.10
Net realized and unrealized gain (loss) on investments	2.36		(0.74)		0.74	(0.44)	1.71	1.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)		(0.03)	(0.04)	(0.00)‡	0.02

Total from investment operations	2.43		(0.72)		0.78	(0.40)	1.78	1.96

Less dividends and distributions:
From net investment income	—		(0.07)		(0.10)	(0.06)	(0.12)	(0.18)

Net asset value at end of period	$15.56		$13.13		$13.92	$13.24	$13.70	$12.04

Total investment return (b)	18.51	%(c)	(5.17%)		5.90%	(2.86%)	14.82%	19.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	%††	0.40	% (d)	0.48%	0.60%	0.55%	0.88%
Net expenses	1.21	%††	1.20	% (e)	1.20%	1.20%	1.20%	1.20%
Portfolio turnover rate	24%		28%		40%	38%	34%	42%
Net assets at end of period (in 000’s)	$285,319		$251,474		$300,184	$309,428	$316,211	$275,852

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP International Equity Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a

19

Notes to Financial Statements (Unaudited) (continued)

specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown in the Statement of Operations.

20	MainStay VP International Equity Portfolio

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records

21

Notes to Financial Statements (Unaudited) (continued)

required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2017, the effective management fee rate was 0.89%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,998,463.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$2,928,161	$—

The Portfolio utilized $25,423,621 of capital loss carryforwards during the year ended December 31, 2016.

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $103,580 and $138,976, respectively.

22	MainStay VP International Equity Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	350,970	$5,284,753
Shares redeemed	(1,567,852)	(22,427,177)

Net increase (decrease)	(1,216,882)	$(17,142,424)

Year ended December 31, 2016:
Shares sold	1,002,703	$13,265,933
Shares issued to shareholders in reinvestment of dividends and distributions	102,347	1,470,669
Shares redeemed	(5,498,932)	(76,560,530)

Net increase (decrease)	(4,393,882)	$(61,823,928)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	1,291,730	$18,565,088
Shares redeemed	(2,096,089)	(30,765,630)

Net increase (decrease)	(804,359)	$(12,200,542)

Year ended December 31, 2016:
Shares sold	1,430,283	$19,246,522
Shares issued to shareholders in reinvestment of dividends and distributions	102,194	1,457,492
Shares redeemed	(3,946,901)	(53,768,391)

Net increase (decrease)	(2,414,424)	$(33,064,377)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24	MainStay VP International Equity Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743132	MSVPIE10-08/17 (NYLIAC) NI523

MainStay VP Unconstrained

Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	2.90%	7.21%	4.23%	4.18%	0.72%
Service Class Shares	4/29/2011	2.77	6.95	3.97	3.92	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[2]	2.27%	–0.31%	2.21%	3.15%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[3]	0.50	0.85	0.43	0.42
Morningstar Nontraditional Bond Category Average[4]	2.85	5.92	2.69	2.05

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,029.00	$3.37	$1,021.50	$3.36	0.67%

Service Class Shares	$1,000.00	$1,027.70	$4.63	$1,020.20	$4.61	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp., 1.131%–8.57%, 5/6/19–12/29/49
2.	Goldman Sachs Group, Inc., 2.30%–6.75%, due 12/13/19–12/29/49
3.	Morgan Stanley, 3.875%–6.375%, due 11/1/22–7/29/49
4.	Citigroup, Inc., 2.50%–6.30%, due 7/29/19–12/29/49
5.	JPMorgan Chase & Co., 3.54%–6.40%, due 5/1/28–12/29/49
6.	Kreditanstalt Fuer Wiederaufbau, 1.50%, due 2/6/19
7.	Toyota Motor Credit Corp., 1.25%–1.95%, due 10/5/17–4/17/20
8.	Microsoft Corp., 1.10%–1.85%, due 8/8/19–2/6/20
9.	Petrobras Global Finance B.V., 7.375%, due 1/17/27
10.	Apple, Inc., 1.55%–3.85%, due 2/8/19–8/4/46

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Unconstrained Bond Portfolio returned 2.90% for Initial Class shares and 2.77% for Service Class shares. Over the same period, both share classes outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary benchmark and the 0.50% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR2 Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Initial Class shares outperformed—and Service Class shares underperformed—the 2.85% return of the Morningstar Nontraditional Bond Category Average3 for the six months ended June 30, 2017.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Portfolio’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index resulted primarily from the Portfolio’s overweight position in spread product.4 Specifically, the Portfolio maintained overweight positions in high-yield bonds and bank loans as credit spreads tightened. The Portfolio maintained allocations to investment-grade bonds, high-yield bonds and loans. At the same time, the Portfolio held a short position in U.S. Treasury futures that contributed to a lower interest-rate duration5 profile.

During the reporting period, the U.S. Treasury yield curve6 flattened, as the Federal Reserve continued on its slow path toward normalizing policy rates. Most industries that were held in the Portfolio generated positive returns, with banking, insurance, basic industry, capital goods and technology providing the strongest contributions to relative performance. (Contributions take weightings and total returns into account.) Although we focused on spread product throughout the reporting period, we reduced the Portfolio’s allocation to high-yield credits in favor of investment-grade credits during the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

To reduce the Portfolio’s sensitivity to interest rates, the Portfolio maintained a shorter duration than the Bloomberg

Barclays U.S. Aggregate Bond Index. As of June 30, 2017, the Portfolio’s effective duration was 1.2 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, we promoted credit risk as the anticipated principal driver of performance. We expected corporate bonds (both investment grade and high yield) to have returns superior to those of government-related bonds, as a relatively low interest-rate environment could spark healthy demand for higher-yielding products. In addition, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps, which in turn strengthened credit fundamentals and supported the narrowing of spreads. Although we continued to believe that credit spreads could tighten modestly, we reduced the Portfolio’s exposure to high-yield credits in favor of investment-grade credits as spreads continued to tighten. While we believed that valuations generally remained fair across all credit sectors it was our opinion that greater vigilance was required to navigate what we saw as the late stages of the current economic cycle.

Which sectors were the strongest contributors to the Portfolio’s performance, and which sectors were particularly weak?

During the reporting period, the Portfolio’s position in high-yield bonds was the most significant contributor to the Portfolio’s performance, both on an absolute and a relative basis. Bank loans and investment-grade corporate bonds also contributed positively to the Portfolio’s relative performance.

In the high-yield component of the Portfolio, transportation and telecommunications were the most substantial contributors. In the investment-grade component of the Portfolio, financial and consumer-related holdings generated positive excess returns. Positions within the energy sector underperformed the broad market.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased loans in telecommunication services company Sprint and technology

1.	See footnote on page 5 for more information on this index.
2.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
3.	See footnote on page 5 for more information on the Morningstar Nontraditional Bond Category Average.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Unconstrained Bond Portfolio

company Dell. Both were new issues and came at yields that we found attractive. During the reporting period, the Portfolio sold bonds of trucking company XPO Logistics and health care company HCA. In both cases, the bonds had reached what we considered to be their fair value.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we trimmed the Portfolio’s position in high-yield credit while increasing the Portfolio’s weighting in investment-grade credit as spreads in the high-yield universe continued to narrow. The Portfolio’s weighting in bank loans remained relatively flat throughout the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio remained overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield bonds and in bank loans, despite the reduced allocation to high-yield bonds. As of the same date, the Portfolio held an overweight position in investment-grade corporate bonds. As of June 30, 2017, the Portfolio was significantly underweight relative to the Index in U.S. Treasury securities and, to a lesser degree, in mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.5%† Asset-Backed Securities 0.1%
Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 1.094%, due 8/25/37 (a)(b)	$80,992	$45,484
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 1.074%, due 11/25/36 (a)	21,150	9,928
Morgan Stanley ABS Capital I Trust (a)
Series 2006-HE6, Class A2B 1.124%, due 9/25/36	76,429	36,470
Series 2006-HE8, Class A2B 1.124%, due 10/25/36	38,713	21,089
Series 2007-HE4, Class A2A 1.134%, due 2/25/37	20,746	9,045
Series 2007-NC2, Class A2FP 1.174%, due 2/25/37	77,935	45,853
Soundview Home Equity Loan Trust (a)
Series 2007-OPT1, Class 2A1 1.104%, due 6/25/37	78,696	52,161
Series 2006-EQ2, Class A2 1.134%, due 1/25/37	47,713	33,986

		254,016

Other ABS 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.084%, due 10/25/36 (a)	21,329	21,202
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 1.154%, due 4/25/37 (a)	4,633	4,629
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.124%, due 4/25/37 (a)	772	529
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.124%, due 3/25/47 (a)	31,321	19,915
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR4, Class A2A 1.114%, due 5/25/37 (a)	89,804	61,388
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.134%, due 9/25/37 (a)	537,814	247,966

		355,629

	Principal Amount	Value

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.372%, due 5/25/29 (a)	$145,425	$141,311

Total Asset-Backed Securities (Cost $1,033,992)		750,956

Convertible Bonds 0.2%
Health Care—Products 0.1%
Danaher Corp. (zero coupon), due 1/22/21	266,000	858,182

Health Care—Services 0.0%‡
Anthem, Inc. 2.750%, due 10/15/42	160,000	412,900

Internet 0.1%
Priceline Group, Inc. 1.000%, due 3/15/18	305,000	602,947

Pharmaceuticals 0.0%‡
Teva Pharmaceutical Finance Co. LLC 0.250%, due 2/1/26	295,000	317,863

Real Estate Investment Trusts 0.0%‡
SL Green Operating Partnership, L.P. 3.000%, due 10/15/17	250,000	340,000

Software 0.0%‡
Salesforce.com, Inc. 0.250%, due 4/1/18	190,000	251,750

Total Convertible Bonds (Cost $1,744,382)		2,783,642

Corporate Bonds 75.8%
Advertising 0.1%
Lamar Media Corp. 5.000%, due 5/1/23	900,000	936,000

Aerospace & Defense 0.5%
Boeing Co. 2.125%, due 3/1/22	2,400,000	2,395,529
Orbital ATK, Inc. 5.500%, due 10/1/23	2,885,000	3,036,462

		5,431,991

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 1.0%
Bunge, Ltd. Finance Corp. 3.500%, due 11/24/20	$4,435,000	$4,546,806
Philip Morris International, Inc. 1.625%, due 2/21/19	6,500,000	6,479,584

		11,026,390

Airlines 0.9%
American Airlines Pass-Through Trust
Series 2015-2, Class AA 3.600%, due 3/22/29	952,663	972,859
Series 2015-2, Class A 4.000%, due 3/22/29	952,668	994,347
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	615,097	676,607
Series 2003-ERJ1 7.875%, due 1/2/20	66,226	67,385
Series 2004-ERJ1 9.558%, due 3/1/21	8,326	8,847
Series 2005-ERJ1 9.798%, due 10/1/22	358,764	393,744
Delta Air Lines, Inc.
Series 2011-1, Class A 5.300%, due 10/15/20	178,586	187,515
Series 2010-1, Class A 6.200%, due 1/2/20	44,022	45,727
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	60,882	67,427
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.900%, due 4/1/26	1,410,301	1,579,537
Series 2010-1, Class A 6.250%, due 10/22/24	1,010,866	1,124,588
UAL Pass Through Trust Series 2007-1 6.636%, due 1/2/24	2,157,211	2,340,574
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	1,500,846	1,545,872

		10,005,029

Apparel 0.2%
VF Corp. 3.500%, due 9/1/21	2,185,000	2,278,826

Auto Manufacturers 2.0%
Daimler Finance North America LLC 2.300%, due 1/6/20 (b)	5,000,000	5,015,990
Ford Holdings LLC 9.300%, due 3/1/30	215,000	298,830

	Principal Amount		Value
Auto Manufacturers (continued)
Ford Motor Co.
6.625%, due 10/1/28		$51,000	$60,237
7.450%, due 7/16/31		614,000	776,305
8.900%, due 1/15/32		135,000	183,424
Ford Motor Credit Co. LLC 8.125%, due 1/15/20		1,584,000	1,798,526
General Motors Financial Co., Inc.
3.450%, due 4/10/22		4,000,000	4,065,592
5.250%, due 3/1/26		652,000	704,233
♦Toyota Motor Credit Corp.
1.950%, due 4/17/20		4,300,000	4,298,671
1.250%, due 10/5/17		4,924,000	4,923,040

			22,124,848

Auto Parts & Equipment 0.9%
Dana, Inc. 5.375%, due 9/15/21		4,450,000	4,577,937
Schaeffler Finance B.V. 4.750%, due 5/15/23 (b)		2,195,000	2,260,850
ZF North America Capital, Inc. 4.500%, due 4/29/22 (b)		3,380,000	3,549,000

			10,387,787

Banks 14.0%
♦Bank of America Corp.
1.131%, due 5/6/19 (a)	EUR	1,000,000	1,163,279
3.248%, due 10/21/27		$7,705,000	7,445,596
3.500%, due 4/19/26		6,165,000	6,185,998
3.705%, due 4/24/28 (a)		640,000	644,688
4.875%, due 4/1/44		515,000	576,585
5.000%, due 1/21/44		540,000	610,443
5.125%, due 12/29/49 (a)		2,010,000	2,052,712
5.625%, due 7/1/20		1,390,000	1,522,197
5.875%, due 2/7/42		465,000	582,724
6.110%, due 1/29/37		1,438,000	1,760,040
6.300%, due 12/29/49 (a)		1,810,000	2,029,462
7.625%, due 6/1/19		95,000	104,754
8.570%, due 11/15/24		455,000	579,282
Bank of New York Mellon Corp. (a)
2.661%, due 5/16/23		3,715,000	3,726,769
4.625%, due 12/29/49		3,740,000	3,772,164
Barclays Bank PLC 5.140%, due 10/14/20		4,249,000	4,547,645
BB&T Corp. 2.750%, due 4/1/22		4,790,000	4,860,763
Capital One Financial Corp.
4.200%, due 10/29/25		470,000	473,921
5.550%, due 12/29/49 (a)		2,365,000	2,483,250
♦Citigroup, Inc.
2.500%, due 7/29/19		2,540,000	2,562,812
4.650%, due 7/30/45		1,322,000	1,437,523
5.500%, due 9/13/25		2,710,000	3,013,582
6.300%, due 12/29/49 (a)		4,290,000	4,568,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citizens Bank N.A. 2.550%, due 5/13/21	$1,145,000	$1,145,632
Citizens Financial Group, Inc.
4.150%, due 9/28/22 (b)	1,450,000	1,511,840
4.300%, due 12/3/25	2,550,000	2,658,643
Discover Bank
7.000%, due 4/15/20	1,005,000	1,115,496
8.700%, due 11/18/19	420,000	474,566
♦Goldman Sachs Group, Inc.
2.300%, due 12/13/19	2,100,000	2,105,735
3.625%, due 1/22/23	2,813,000	2,903,348
3.850%, due 1/26/27	2,700,000	2,746,732
5.250%, due 7/27/21	1,900,000	2,082,495
5.300%, due 12/29/49 (a)(c)	2,537,000	2,663,850
6.750%, due 10/1/37	4,225,000	5,484,223
Huntington Bancshares, Inc. 3.150%, due 3/14/21	3,910,000	3,987,121
♦JPMorgan Chase & Co.
3.540%, due 5/1/28 (a)	6,265,000	6,283,970
6.125%, due 12/29/49 (a)	2,660,000	2,876,125
6.400%, due 5/15/38	920,000	1,232,641
♦Kreditanstalt Fuer Wiederaufbau 1.500%, due 2/6/19	9,435,000	9,434,887
♦Morgan Stanley
3.875%, due 1/27/26	400,000	411,792
4.300%, due 1/27/45	3,710,000	3,836,578
4.875%, due 11/1/22	1,931,000	2,096,576
5.000%, due 11/24/25	3,450,000	3,751,730
5.450%, due 7/29/49 (a)	2,600,000	2,692,300
6.375%, due 7/24/42	595,000	790,934
PNC Bank N.A. 1.700%, due 12/7/18	3,530,000	3,529,552
Royal Bank of Canada 2.500%, due 1/19/21	3,860,000	3,886,287
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	3,589,000	3,770,137
6.000%, due 12/19/23	205,000	225,801
6.125%, due 12/15/22	970,000	1,061,991
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,030,000	2,076,195
Toronto-Dominion Bank 1.800%, due 7/13/21	4,695,000	4,599,306
US Bancorp 2.200%, due 4/25/19	2,385,000	2,404,855
US Bank N.A.
2.000%, due 1/24/20	2,500,000	2,510,767
1.400%, due 4/26/19	2,615,000	2,598,879
Wachovia Corp. 5.500%, due 8/1/35	655,000	759,588

	Principal Amount	Value
Banks (continued)
Wells Fargo & Co.
3.000%, due 10/23/26	$1,640,000	$1,596,961
4.900%, due 11/17/45	115,000	125,393
5.375%, due 11/2/43	775,000	896,566
5.875%, due 12/29/49 (a)	595,000	655,672
5.900%, due 12/29/49 (a)	3,270,000	3,502,170
Wells Fargo Bank N.A. 5.850%, due 2/1/37	300,000	374,603
Wells Fargo Capital X 5.950%, due 12/1/86	1,925,000	2,172,362

		155,739,338

Beverages 2.8%
Anheuser-Busch InBev Finance, Inc.
3.650%, due 2/1/26	4,185,000	4,311,680
4.900%, due 2/1/46	2,000,000	2,257,282
Constellation Brands, Inc.
3.700%, due 12/6/26	915,000	931,215
4.250%, due 5/1/23	2,985,000	3,177,816
4.750%, due 11/15/24	2,195,000	2,392,594
Dr. Pepper Snapple Group, Inc. 3.200%, due 11/15/21	3,230,000	3,317,782
Molson Coors Brewing Co.
2.100%, due 7/15/21	3,129,000	3,076,971
3.000%, due 7/15/26	4,720,000	4,539,908
PepsiCo, Inc.
1.550%, due 5/2/19	2,110,000	2,109,291
1.350%, due 10/4/19	4,900,000	4,856,733

		30,971,272

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,723,262
Gilead Sciences, Inc. 4.500%, due 2/1/45	2,000,000	2,073,280

		5,796,542

Building Materials 1.4%
Fortune Brands Home & Security, Inc. 4.000%, due 6/15/25	4,630,000	4,809,459
Masco Corp.
4.375%, due 4/1/26	1,745,000	1,861,392
7.125%, due 3/15/20	142,000	159,192
Masonite International Corp. 5.625%, due 3/15/23 (b)	4,000,000	4,180,000
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	4,290,000	4,520,587
USG Corp. 5.500%, due 3/1/25 (b)	320,000	340,000

		15,870,630

12	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 1.0%
Air Liquide Finance S.A.
1.375%, due 9/27/19 (b)	$2,780,000	$2,742,198
1.750%, due 9/27/21 (b)	1,895,000	1,844,822
Ashland LLC 4.750%, due 8/15/22	2,525,000	2,641,781
Dow Chemical Co. 8.550%, due 5/15/19	197,000	220,647
Huntsman International LLC 5.125%, due 11/15/22	970,000	1,037,900
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	2,915,000	3,126,338

		11,613,686

Commercial Services 0.6%
IHS Markit, Ltd. 4.750%, due 2/15/25 (b)	2,105,000	2,260,244
Service Corp. International
5.375%, due 1/15/22	3,699,000	3,809,970
5.375%, due 5/15/24	530,000	559,759

		6,629,973

Computers 1.6%
♦Apple, Inc.
1.550%, due 2/8/19	4,970,000	4,968,554
1.550%, due 8/4/21	1,620,000	1,582,698
3.850%, due 8/4/46	1,170,000	1,169,200
Dell International LLC / EMC Corp. 6.020%, due 6/15/26	625,000	688,443
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20	2,000,000	2,062,198
International Business Machines Corp. 1.900%, due 1/27/20	3,255,000	3,255,898
NCR Corp. 5.000%, due 7/15/22	3,545,000	3,615,900

		17,342,891

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. 1.800%, due 2/7/20	2,050,000	2,051,291
Unilever Capital Corp. 1.800%, due 5/5/20	3,500,000	3,493,546

		5,544,837

Diversified Financial Services 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	3,585,000	3,810,034
Air Lease Corp.
2.625%, due 7/1/22	2,155,000	2,135,905
2.125%, due 1/15/20	2,215,000	2,204,408
Ally Financial, Inc.
3.500%, due 1/27/19	3,175,000	3,218,656
8.000%, due 11/1/31	2,565,000	3,142,125

	Principal Amount	Value
Diversified Financial Services (continued)
CIT Group, Inc. 3.875%, due 2/19/19	$810,000	$830,250
Discover Financial Services 3.850%, due 11/21/22	300,000	307,234
GE Capital International Funding Co. 2.342%, due 11/15/20	7,300,000	7,358,363
International Lease Finance Corp. 5.875%, due 4/1/19	1,385,000	1,470,971
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	560,000	568,284
Protective Life Global Funding 1.555%, due 9/13/19 (b)	1,200,000	1,182,392
Springleaf Finance Corp. 5.250%, due 12/15/19	1,140,000	1,185,714
Synchrony Financial 4.500%, due 7/23/25	4,000,000	4,113,400

		31,527,736

Electric 3.7%
AEP Transmission Co. LLC 3.100%, due 12/1/26	3,360,000	3,350,468
Appalachian Power Co. 3.300%, due 6/1/27	1,400,000	1,417,821
Baltimore Gas & Electric Co. 2.400%, due 8/15/26	3,260,000	3,085,515
CMS Energy Corp.
3.875%, due 3/1/24	1,705,000	1,783,437
5.050%, due 3/15/22	1,350,000	1,484,943
6.250%, due 2/1/20	1,360,000	1,497,104
Consolidated Edison, Inc. 2.000%, due 3/15/20	2,090,000	2,089,256
Duquesne Light Holdings, Inc. 5.900%, due 12/1/21 (b)	1,494,000	1,669,954
Entergy Arkansas, Inc. 3.500%, due 4/1/26	960,000	991,098
FirstEnergy Transmission LLC
4.350%, due 1/15/25 (b)	1,675,000	1,750,258
5.450%, due 7/15/44 (b)	2,370,000	2,707,135
Florida Power & Light Co. 2.750%, due 6/1/23	2,155,000	2,178,190
Great Plains Energy, Inc. 2.500%, due 3/9/20	1,700,000	1,715,864
4.850%, due 6/1/21	1,455,000	1,550,569
5.292%, due 6/15/22 (d)	795,000	870,389
MidAmerican Energy Co. 3.100%, due 5/1/27	4,500,000	4,530,731
Pacific Gas & Electric Co. 1.402%, due 11/30/17 (a)	3,800,000	3,800,916
Public Service Electric & Gas Co. 3.000%, due 5/15/27	2,635,000	2,640,325
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	653,544

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group, Inc. 3.294%, due 5/15/67 (a)	$1,860,340	$1,799,879

		41,567,396

Electronics 0.4%
Honeywell International, Inc. 1.400%, due 10/30/19	990,000	983,286
5.375%, due 3/1/41	3,000,000	3,731,604

		4,714,890

Entertainment 0.3%
International Game Technology PLC 6.250%, due 2/15/22	2,595,000	2,835,038

Environmental Controls 0.6%
Republic Services, Inc. 4.750%, due 5/15/23	3,665,000	4,028,927
Waste Management, Inc. 2.400%, due 5/15/23	505,000	498,342
4.600%, due 3/1/21	1,800,000	1,942,484

		6,469,753

Food 3.2%
Ingredion, Inc. 3.200%, due 10/1/26	1,935,000	1,904,450
J.M. Smucker Co. 1.750%, due 3/15/18	3,865,000	3,866,894
Kerry Group Financial Services 3.200%, due 4/9/23 (b)	2,151,000	2,137,021
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (b)	2,252,000	2,413,671
5.000%, due 6/4/42	1,840,000	1,942,458
Kroger Co. 1.500%, due 9/30/19	2,805,000	2,763,360
Mondelez International Holdings Netherlands B.V. 1.625%, due 10/28/19 (b)	3,060,000	3,031,251
2.000%, due 10/28/21 (b)	3,355,000	3,268,837
Smithfield Foods, Inc. 2.700%, due 1/31/20 (b)	1,940,000	1,950,228
3.350%, due 2/1/22 (b)	1,805,000	1,814,387
Sysco Corp. 3.250%, due 7/15/27	4,145,000	4,081,142
3.300%, due 7/15/26	1,735,000	1,721,231
Whole Foods Market, Inc. 5.200%, due 12/3/25	4,210,000	4,865,489

		35,760,419

Food Services 0.3%
Aramark Services, Inc. 4.750%, due 6/1/26	2,790,000	2,894,625

	Principal Amount	Value
Forest Products & Paper 0.3%
Georgia-Pacific LLC 8.000%, due 1/15/24	$2,180,000	$2,798,015
International Paper Co. 7.300%, due 11/15/39	157,000	212,316

		3,010,331

Gas 0.6%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.500%, due 5/20/25	500,000	510,000
5.750%, due 5/20/27	350,000	354,375
5.625%, due 5/20/24	2,754,000	2,836,620
NiSource Finance Corp. 3.490%, due 5/15/27	2,600,000	2,617,891

		6,318,886

Health Care—Products 1.5%
Alere, Inc. 6.500%, due 6/15/20	1,969,000	1,998,535
Baxter International, Inc. 2.600%, due 8/15/26	6,085,000	5,790,547
Becton Dickinson & Co. 3.363%, due 6/6/24	2,245,000	2,250,132
Medtronic Global Holdings SCA 1.700%, due 3/28/19	3,605,000	3,607,286
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,515,592
Zimmer Biomet Holdings, Inc. 2.700%, due 4/1/20	1,190,000	1,200,849

		16,362,941

Health Care—Services 1.0%
HCA, Inc. 5.875%, due 3/15/22	1,000,000	1,108,750
Laboratory Corp. of America Holdings 2.500%, due 11/1/18	4,100,000	4,132,583
Tenet Healthcare Corp. 4.746%, due 6/15/20 (a)	3,250,000	3,282,500
UnitedHealth Group, Inc. 1.400%, due 10/15/17	2,820,000	2,818,818

		11,342,651

Home Builders 2.5%
CalAtlantic Group, Inc. 5.875%, due 11/15/24 (c)	800,000	867,000
6.250%, due 12/15/21	1,150,000	1,288,000
8.375%, due 5/15/18	885,000	930,356
D.R. Horton, Inc. 3.750%, due 3/1/19	3,905,000	3,994,725
4.375%, due 9/15/22	3,350,000	3,565,680
KB Home 8.000%, due 3/15/20	1,925,000	2,165,625

14	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Lennar Corp. 4.500%, due 6/15/19	$2,970,000	$3,070,237
4.500%, due 11/15/19	1,300,000	1,348,750
6.950%, due 6/1/18	46,000	47,877
MDC Holdings, Inc. 5.500%, due 1/15/24	2,425,000	2,564,438
5.625%, due 2/1/20	1,072,000	1,144,360
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,741,062
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19 (c)	4,230,000	4,332,366

		28,060,476

Housewares 0.6%
Newell Brands, Inc. 3.850%, due 4/1/23	6,000,000	6,299,634

Insurance 4.4%
Berkshire Hathaway Finance Corp. 1.450%, due 3/7/18	3,895,000	3,896,531
Chubb Corp. 3.408%, due 3/29/67 (a)	2,495,000	2,476,288
Jackson National Life Global Funding 2.200%, due 1/30/20 (b)	2,055,000	2,055,594
Liberty Mutual Group, Inc. 4.250%, due 6/15/23 (b)	2,695,000	2,867,170
7.800%, due 3/7/87 (b)	102,000	127,054
10.750%, due 6/15/88 (a)(b)	987,000	1,564,395
Lincoln National Corp. 3.537%, due 5/17/66 (a)	7,583,000	7,111,413
Markel Corp. 5.000%, due 4/5/46	2,600,000	2,844,174
MassMutual Global Funding II 2.100%, due 8/2/18 (b)	1,400,000	1,406,384
2.500%, due 10/17/22 (b)	3,670,000	3,656,905
Oil Insurance, Ltd. 4.278%, due 12/29/49 (a)(b)	1,648,000	1,491,440
Pacific Life Insurance Co. 9.250%, due 6/15/39 (b)	986,000	1,607,208
Pricoa Global Funding I 2.550%, due 11/24/20 (b)	2,025,000	2,039,122
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	5,550,000	5,499,650
Protective Life Corp. 8.450%, due 10/15/39	1,564,000	2,319,506
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,367,944
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,050,000	1,518,779

	Principal Amount	Value
Insurance (continued)
Voya Financial, Inc. 2.900%, due 2/15/18	$378,000	$380,557
3.650%, due 6/15/26	410,000	410,779
XLIT, Ltd. 3.616%, due 10/29/49 (a)	1,516,000	1,413,670
4.450%, due 3/31/25	2,665,000	2,747,404

		48,801,967

Internet 1.6%
Amazon.com, Inc. 1.200%, due 11/29/17	4,850,000	4,848,327
eBay, Inc. 1.350%, due 7/15/17	3,320,000	3,319,621
Match Group, Inc. 6.750%, due 12/15/22	1,760,000	1,830,400
Priceline Group, Inc. 3.600%, due 6/1/26	3,935,000	3,983,263
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,761,750

		17,743,361

Iron & Steel 1.0%
AK Steel Corp. 7.625%, due 10/1/21	2,860,000	2,975,315
ArcelorMittal 6.750%, due 2/25/22	1,575,000	1,771,875
7.500%, due 10/15/39	1,500,000	1,681,875
Steel Dynamics, Inc. 5.250%, due 4/15/23	2,100,000	2,181,375
Vale Overseas, Ltd. 6.250%, due 8/10/26	2,780,000	2,998,925

		11,609,365

Leisure Time 0.2%
NCL Corp., Ltd. 4.750%, due 12/15/21 (b)	1,000,000	1,037,990
Royal Caribbean Cruises, Ltd. 7.250%, due 3/15/18	600,000	620,400

		1,658,390

Lodging 1.1%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	1,081
Marriott International, Inc. 6.750%, due 5/15/18	185,000	192,798
7.150%, due 12/1/19	1,334,000	1,491,945
MGM Resorts International 6.000%, due 3/15/23 (c)	2,300,000	2,535,750
8.625%, due 2/1/19	475,000	522,500
Wyndham Worldwide Corp. 4.150%, due 4/1/24	3,080,000	3,163,582
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.250%, due 5/30/23	1,150,000	1,158,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (continued)
5.500%, due 3/1/25	$2,790,000	$2,934,731

		12,001,012

Machinery—Diversified 0.4%
CNH Industrial Capital LLC 4.875%, due 4/1/21 (c)	4,355,000	4,627,188

Media 2.5%
Altice Luxembourg S.A. 7.750%, due 5/15/22 (b)	4,400,000	4,669,500
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	2,770,000	2,951,341
Clear Channel Worldwide Holdings, Inc. Series B 6.500%, due 11/15/22	1,385,000	1,423,364
Comcast Corp. 3.400%, due 7/15/46	2,050,000	1,866,732
DISH DBS Corp. 4.250%, due 4/1/18 (c)	2,500,000	2,532,050
Sky PLC 3.750%, due 9/16/24 (b)	3,060,000	3,143,204
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	931,115
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)	5,335,000	5,581,744
Virgin Media Secured Finance PLC 5.500%, due 1/15/25 (b)	2,985,000	3,104,400
Walt Disney Co. 0.875%, due 7/12/19	980,000	965,436

		27,168,886

Mining 0.4%
Aleris International, Inc. 7.875%, due 11/1/20	752,000	708,760
FMG Resources (August 2006) Pty, Ltd. 9.750%, due 3/1/22 (b)	3,405,000	3,877,444

		4,586,204

Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc. (b)
5.000%, due 3/15/22	1,860,000	1,920,450
5.375%, due 9/15/24	2,100,000	2,173,500
Bombardier, Inc. 6.000%, due 10/15/22 (b)	945,000	945,000
Siemens Financieringsmaatschappij N.V. (b)
2.150%, due 5/27/20	1,480,000	1,487,641
2.700%, due 3/16/22	2,485,000	2,517,308

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 2.917%, due 2/15/67 (a)(b)	$3,720,000	$3,208,500

		12,252,399

Oil & Gas 1.9%
Anadarko Petroleum Corp. (TBD), due 10/10/36	6,555,000	2,702,528
Chevron Corp. 1.686%, due 2/28/19	2,330,000	2,331,629
CITGO Petroleum Corp. 6.250%, due 8/15/22 (b)	1,750,000	1,776,250
Murphy Oil USA, Inc. 6.000%, due 8/15/23	4,348,000	4,587,140
♦Petrobras Global Finance B.V. 7.375%, due 1/17/27	7,330,000	7,755,140
Tesoro Corp. 5.125%, due 12/15/26 (b)	1,600,000	1,741,152

		20,893,839

Packaging & Containers 0.9%
Ball Corp. 5.000%, due 3/15/22	4,240,000	4,526,200
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, due 1/15/23	1,500,000	1,571,250
Sealed Air Corp. (b)
4.875%, due 12/1/22	1,875,000	1,996,875
5.500%, due 9/15/25	1,260,000	1,376,550
WestRock MWV LLC 7.375%, due 9/1/19	900,000	995,584

		10,466,459

Pharmaceuticals 1.7%
Allergan Funding SCS 3.450%, due 3/15/22	4,165,000	4,293,353
Eli Lilly & Co. 2.350%, due 5/15/22	1,700,000	1,704,624
Johnson & Johnson 2.250%, due 3/3/22	4,100,000	4,121,787
Novartis Capital Corp. 1.800%, due 2/14/20	2,850,000	2,851,998
Pfizer, Inc. 1.200%, due 6/1/18	5,650,000	5,639,435

		18,611,197

Pipelines 1.2%
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.500%, due 5/15/22 (b)	3,430,000	3,582,501
MPLX, L.P. 4.125%, due 3/1/27	1,780,000	1,786,061
Spectra Energy Partners, L.P.
3.375%, due 10/15/26	2,100,000	2,052,676
4.750%, due 3/15/24	818,000	878,903

16	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	$750,000	$758,438
5.250%, due 5/1/23	950,000	973,750
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	3,249,000	3,318,041

		13,350,370

Private Equity 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.000%, due 8/1/20	1,945,000	2,002,134

Real Estate Investment Trusts 1.5%
Crown Castle International Corp. 3.400%, due 2/15/21	4,290,000	4,405,178
Equinix, Inc.
5.750%, due 1/1/25	2,000,000	2,152,500
5.875%, due 1/15/26	2,275,000	2,480,455
ESH Hospitality, Inc. 5.250%, due 5/1/25 (b)	5,145,000	5,331,506
Host Hotels & Resorts, L.P. 3.750%, due 10/15/23	329,000	335,477
Iron Mountain, Inc.
5.750%, due 8/15/24	1,635,000	1,667,700
6.000%, due 10/1/20 (b)	267,000	276,345
6.000%, due 8/15/23	340,000	361,250

		17,010,411

Regional (State & Province) 0.7%
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18	7,730,000	7,705,457

Retail 2.0%
AutoNation, Inc. 6.750%, due 4/15/18	830,000	861,203
AutoZone, Inc. 3.750%, due 6/1/27	2,735,000	2,735,768
Darden Restaurants, Inc. 3.850%, due 5/1/27	2,025,000	2,057,483
Dollar General Corp. 3.250%, due 4/15/23	4,115,000	4,191,309
O’Reilly Automotive, Inc. 3.550%, due 3/15/26	3,000,000	3,020,571
QVC, Inc. 4.850%, due 4/1/24	2,300,000	2,350,439
Starbucks Corp. 2.450%, due 6/15/26	2,950,000	2,845,151

	Principal Amount	Value
Retail (continued)
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.500%, due 6/1/24 (c)	$4,515,000	$4,492,425
5.750%, due 3/1/25	105,000	103,950

		22,658,299

Semiconductors 1.1%
NXP B.V. / NXP Funding LLC (b)
4.625%, due 6/15/22	1,755,000	1,886,625
4.625%, due 6/1/23	1,065,000	1,148,869
Qorvo, Inc.
6.750%, due 12/1/23	2,500,000	2,743,750
7.000%, due 12/1/25	1,700,000	1,929,500
Sensata Technologies B.V. 5.000%, due 10/1/25 (b)	3,890,000	4,068,162

		11,776,906

Software 1.9%
First Data Corp. 7.000%, due 12/1/23 (b)	1,714,000	1,829,695
♦Microsoft Corp.
1.100%, due 8/8/19	4,635,000	4,580,066
1.850%, due 2/6/20	4,520,000	4,531,521
MSCI, Inc. 5.750%, due 8/15/25 (b)	4,005,000	4,337,896
Oracle Corp.
2.650%, due 7/15/26	1,920,000	1,842,365
4.300%, due 7/8/34	935,000	1,014,485
PTC, Inc. 6.000%, due 5/15/24	2,569,000	2,780,943

		20,916,971

Telecommunications 3.4%
AT&T, Inc. 3.200%, due 3/1/22	4,275,000	4,327,155
CommScope Technologies LLC 5.000%, due 3/15/27 (b)	1,600,000	1,596,000
CommScope, Inc. 5.000%, due 6/15/21	1,563,000	1,598,168
Crown Castle Towers LLC 6.113%, due 1/15/40 (b)	2,200,000	2,365,203
Hughes Satellite Systems Corp.
5.250%, due 8/1/26	540,000	564,300
6.500%, due 6/15/19	900,000	972,000
Rogers Communications, Inc. 3.625%, due 12/15/25	4,995,000	5,112,812
Sprint Capital Corp.
6.900%, due 5/1/19	1,978,000	2,111,416
8.750%, due 3/15/32	1,830,000	2,305,800
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, due 3/20/23 (b)	2,265,000	2,284,819

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile USA, Inc.
6.000%, due 3/1/23		$1,200,000	$1,270,116
6.125%, due 1/15/22		3,050,000	3,205,361
6.500%, due 1/15/26		1,235,000	1,363,131
Telecom Italia Capital S.A. 7.721%, due 6/4/38		305,000	369,050
Telefonica Emisiones SAU
4.570%, due 4/27/23		1,781,000	1,938,827
5.462%, due 2/16/21		279,000	306,880
Verizon Communications, Inc.
3.000%, due 11/1/21		2,635,000	2,669,895
5.150%, due 9/15/23		1,722,000	1,912,775
ViaSat, Inc. 6.875%, due 6/15/20		1,255,000	1,279,698

			37,553,406

Textiles 0.4%
Cintas Corp. No 2 2.900%, due 4/1/22		3,805,000	3,864,476

Trucking & Leasing 0.4%
Aviation Capital Group Corp. 2.875%, due 1/20/22		4,900,000	4,882,683

Total Corporate Bonds (Cost $824,352,267)			841,006,196

Foreign Bonds 0.1%
Barclays Bank PLC Series Reg S 10.000%, due 5/21/21	GBP	401,000	669,354

Total Foreign Bond (Cost $660,585)			669,354

Loan Assignments 17.1% (e)
Advertising 1.1%
Allied Universal Holdco LLC 2015 Term Loan 5.050%, due 7/28/22		$3,085,938	3,089,795
Outfront Media Capital LLC 2017 Term Loan B 3.460%, due 3/18/24		5,362,500	5,379,258
USAGM HoldCo LLC 2015 2nd Lien Term Loan 9.670%, due 7/28/23		3,125,000	3,164,062

			11,633,115

Auto Manufacturers 0.3%
Navistar International Corp. 2017 Term Loan B 5.090%, due 8/7/20		2,955,000	2,983,318

	Principal Amount	Value
Auto Parts & Equipment 0.2%
TI Group Automotive Systems LLC 2015 USD Term Loan 3.980%, due 6/30/22	$2,677,313	$2,675,639

Building Materials 1.0%
Builders FirstSource, Inc. 2017 Term Loan B 4.300%, due 2/29/24	1,989,950	1,985,805
Forterra Finance LLC 2017 Term Loan B 4.230%, due 10/25/23	4,937,688	4,651,301
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 3.980%, due 11/15/23	4,900,375	4,888,805

		11,525,911

Chemicals 0.4%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.300%, due 6/1/24	4,476,289	4,488,039

Commercial Services 1.6%
Electro Rent Corp. 1st Lien Term Loan 6.230%, due 1/19/24	2,388,000	2,403,921
Global Payments, Inc. 2017 1st Lien Term Loan 3.230%, due 4/22/23	1,875,300	1,880,658
KAR Auction Services, Inc. Term Loan B4 3.560%, due 3/11/21	1,601,337	1,609,343
Neff Rental LLC 2nd Lien Term Loan 7.660%, due 6/9/21	3,388,246	3,385,424
ServiceMaster Co. 2016 Term Loan B 3.730%, due 11/8/23	4,412,825	4,433,049
U.S. Security Associates Holdings, Inc. 2016 Term Loan 6.300%, due 7/14/23	3,970,000	3,984,887

		17,697,282

Computers 0.3%
Tempo Acquisition LLC Term Loan 4.060%, due 5/1/24	3,170,000	3,175,284

Entertainment 0.3%
Regal Cinemas Corp. Reprice Term Loan 3.230%, due 4/1/22	3,511,200	3,516,116

18	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Environmental Controls 0.4%
GFL Environmental, Inc. USD Term Loan B 4.050%, due 9/29/23	$3,970,000	$3,974,963

Food 0.3%
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.470%, due 5/24/24	2,650,000	2,652,069

Food—Wholesale 1.2%
Nature’s Bounty Co. 2017 USD Term Loan B 4.800%, due 5/5/23	3,980,000	3,981,990
Pinnacle Foods Finance LLC 2017 Term Loan B 3.080%, due 2/2/24	4,019,800	4,030,075
U.S. Foods, Inc. 2016 Term Loan B 3.980%, due 6/27/23	5,222,250	5,240,700

		13,252,765

Gaming 0.1%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.230%, due 10/13/23	995,000	1,002,761

Hand & Machine Tools 0.3%
Milacron LLC Amended Term Loan B 4.230%, due 9/28/23	3,557,125	3,561,571

Health Care—Products 0.4%
Ortho-Clinical Diagnostics, Inc. Term Loan B 5.050%, due 6/30/21	4,127,350	4,103,015

Health Care—Services 2.0%
MPH Acquisition Holdings LLC 2016 Term Loan B 4.300%, due 6/7/23	4,182,421	4,177,193
BWAY Holding Co. 2017 Term Loan B 4.330%, due 4/3/24	3,290,000	3,285,298
ExamWorks Group, Inc. 2017 Term Loan 4.480%, due 7/27/23	4,590,370	4,613,322
INC Research LLC 2017 Term Loan B TBD, due 6/27/24	5,130,000	5,138,552

	Principal Amount	Value
inVentiv Health, Inc. 2016 Term Loan B 4.950%, due 11/9/23	$4,925,250	$4,937,563

		22,151,928

Household Products & Wares 0.6%
KIK Custom Products, Inc. 2015 Term Loan B 5.790%, due 8/26/22	2,439,301	2,449,668
Prestige Brands, Inc. Term Loan B4 3.980%, due 1/26/24	4,102,142	4,116,791

		6,566,459

Internet 0.2%
Match Group, Inc. Term Loan B1 4.370%, due 11/16/22	1,859,375	1,864,023

Iron & Steel 0.4%
Signode Industrial Group U.S., Inc. USD Term Loan B 4.010%, due 5/4/21	4,231,209	4,220,631

Lodging 0.6%
Boyd Gaming Corp. Term Loan B3 3.690%, due 9/15/23	516,644	517,105
Hilton Worldwide Finance LLC Term Loan B2 3.220%, due 10/25/23	5,407,176	5,421,446
MGM Growth Prop. Operating Partnership, L.P. 2016 Term Loan B 3.480%, due 4/25/23	987,500	988,241

		6,926,792

Machinery—Diversified 0.4%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.480%, due 6/30/21	4,059,127	4,077,393

Media 0.8%
Charter Communications Operating LLC Repriced Term Loan F 3.230%, due 1/3/21	1,932,103	1,936,665
Nielsen Finance LLC USD Term Loan B4 3.100%, due 10/4/23	3,000,000	3,000,342
Virgin Media Bristol LLC USD Term Loan I 3.910%, due 1/31/25	4,100,000	4,100,000

		9,037,007

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Miscellaneous—Manufacturing 0.1%
Gates Global LLC 2017 USD Term Loan B 4.550%, due 4/1/24	$1,354,165	$1,354,729

Packaging 0.3%
Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2 TBD, due 6/13/24	3,150,000	3,122,438

Packaging & Containers 0.5%
Berry Plastics Group, Inc. Term Loan K 3.370%, due 2/8/20	3,770,000	3,767,644
Reynolds Group Holdings, Inc. USD 2017 Term Loan 4.230%, due 2/5/23	1,910,587	1,913,989

		5,681,633

Real Estate 0.4%
Realogy Corp. 2017 Term Loan B 3.480%, due 7/20/22	4,032,101	4,051,254

Retail 0.2%
Pilot Travel Centers LLC 2017 Term Loan B 3.230%, due 5/25/23	2,686,500	2,699,933

Software 0.2%
First Data Corp. 2017 Term Loan 3.720%, due 4/26/24	2,509,253	2,507,685

Support Services 0.7%
Advanced Disposal Services, Inc. Term Loan B3 3.940%, due 11/10/23	3,913,333	3,930,802
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.980%, due 3/1/24	4,044,862	4,044,232

		7,975,034

Tech Hardware & Equipment 0.4%
Dell, Inc. 2017 Term Loan B 3.730%, due 9/7/23	4,488,750	4,503,980

Telecommunications 1.2%
Level 3 Financing, Inc. 2017 Term Loan B 3.470%, due 2/22/24	5,875,000	5,886,016

	Principal Amount	Value
Telecommunications (continued)
SBA Senior Finance II LLC Term Loan B1 3.480%, due 3/24/21	$4,310,367	$4,317,910
Sprint Communications, Inc. 1st Lien Term Loan B 3.750%, due 2/2/24	3,591,000	3,589,075

		13,793,001

Transportation 0.2%
XPO Logistics, Inc. 2017 Term Loan B 3.410%, due 11/1/21	2,477,254	2,481,589

Total Loan Assignments (Cost $188,785,164)		189,257,357

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 3.287%, due 11/25/35 (f)	27,002	24,408
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.324%, due 7/25/36 (f)	23,082	23,103

		47,511

Total Mortgage-Backed Securities (Cost $42,243)		47,511

U.S. Government & Federal Agencies 0.2%
United States Treasury Bonds 3.000%, due 2/15/47	2,695,000	2,780,060

Total U.S. Government & Federal Agencies (Cost $2,831,146)		2,780,060

	Shares
Convertible Preferred Stocks 0.1%
Banks 0.1%
Bank of America Corp. Series L 7.250%	400	504,796
Wells Fargo & Co. Series L 7.500%	400	524,444

		1,029,240

Total Convertible Preferred Stocks (Cost $828,353)		1,029,240

20	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 6.7%
Repurchase Agreement 6.7%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $74,781,767 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 9/30/21, with a Principal Amount of $78,095,000 and a Market Value of $76,281,946)	$74,781,019	$74,781,019

Total Short-Term Investment (Cost $74,781,019)		74,781,019

Total Investments, Before Investments Sold Short (Cost $1,095,059,151) (g)	100.3%	1,113,105,335

Investments Sold Short (0.6%)
Long-Term Bonds Sold Short (0.6%)
Oil & Gas (0.6%)
Noble Energy, Inc. 4.150%, due 12/15/21	(1,000,000)	(1,053,685)
3.900%, due 11/15/24	(5,655,000)	(5,810,874)

Total Investments Sold Short (Cost $5,976,651)		(6,864,559)

Total Investments, Net of Investments Sold Short (Cost $1,089,082,499) (g)	99.7	1,106,240,776
Other Assets, Less Liabilities	0.3	2,843,152
Net Assets	100.0%	$1,109,083,928
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for swap contracts. (See Note 2(K))

(d)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2017.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2017.

(g)	As of June 30, 2017, cost was $1,095,355,823 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$22,454,132
Gross unrealized depreciation	(4,704,620)

Net unrealized appreciation	$17,749,512

As of June 30, 2017, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	GBP	67,000	$85,820	$1,519

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	EUR	1,033,000	$1,110,031	$(71,442)
Pound Sterling vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	GBP	589,000	754,597	(13,202)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(83,125)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(2,729)	September 2017	$(589,762,487)	$752,112
5-Year United States Treasury Note	363	September 2017	42,774,445	(99,255)
10-Year United States Treasury Note	(294)	September 2017	(36,906,188)	91,211
Euro Bund	(151)	September 2017	(27,916,845)	405,052
United States Treasury Long Bond	(246)	September 2017	(37,807,125)	(261,944)

			$(649,618,200)	$887,176

1.	As of June 30, 2017, cash in the amount of $2,660,915 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

As of June 30, 2017, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$50,000,000	USD	10/8/2017	Fixed 0.73%	3-Month USD-LIBOR	$—	$80,920	$80,920
$50,000,000	USD	10/16/2017	Fixed 0.70%	3-Month USD-LIBOR	—	89,788	89,788
$80,000,000	USD	2/16/2018	Fixed 0.67%	3-Month USD-LIBOR	(3,162)	347,217	344,055
$385,000,000	USD	3/30/2018	Fixed 0.96%	3-Month USD-LIBOR	(11,568)	1,249,856	1,238,288
$550,000,000	USD	4/8/2018	Fixed 0.85%	3-Month USD-LIBOR	(13,447)	2,342,989	2,329,542
$115,000,000	USD	7/22/2018	Fixed 0.94%	3-Month USD-LIBOR	(4,388)	621,015	616,627
					$(32,565)	$4,731,785	$4,699,220

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

1.	As of June 30, 2017, cash in the amount of $1,083,596 was on deposit with a broker for centrally cleared swap agreements.

22	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$750,956	$—	$750,956
Convertible Bonds	—	2,783,642	—	2,783,642
Corporate Bonds	—	841,006,196	—	841,006,196
Foreign Bonds	—	669,354	—	669,354
Loan Assignments (b)	—	176,488,694	12,768,663	189,257,357
Mortgage-Backed Securities	—	47,511	—	47,511
U.S. Government & Federal Agencies	—	2,780,060	—	2,780,060

Total Long-Term Bonds	—	1,024,526,413	12,768,663	1,037,295,076

Convertible Preferred Stocks	1,029,240	—	—	1,029,240
Short-Term Investment
Repurchase Agreement	—	74,781,019	—	74,781,019

Total Investments in Securities	1,029,240	1,099,307,432	12,768,663	1,113,105,335

Other Financial Instruments
Foreign Currency Forward Contract (c)	—	1,519	—	1,519
Futures Contracts (c)	1,248,375	—	—	1,248,375
Interest Rate Swap Contracts (c)	—	4,699,220	—	4,699,220

Total Other Financial Instruments	1,248,375	4,700,739	—	5,949,114

Total Investments in Securities and Other Financial Instruments	$2,277,615	$1,104,008,171	$12,768,663	$1,119,054,449

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(6,864,559)	$—	$(6,864,559)

Total Long-Term Bonds Sold Short	—	(6,864,559)	—	(6,864,559)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(84,644)	—	(84,644)
Futures Contracts (c)	(361,199)	—	—	(361,199)

Total Other Financial Instruments	(361,199)	(84,644)	—	(445,843)

Total Investments in Securities Sold Short and Other Financial Instruments	$(361,199)	$(6,949,203)	$—	$(7,310,402)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $3,561,571, $1,864,023, $4,220,631 and $3,122,438 are held in Hand & Machine Tools, Internet, Iron & Steel and Packaging, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, securities with a market value of $6,359,499 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs. (See Note 2)

As of June 30, 2017, securities with a market value of $9,005,668 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (a)
Long-Term Bonds
Loan Assignments
Advertising	$6,281,094	$—	$—	$—	$—	$—	$—	$(6,281,094)	$—	$—
Auto Parts & Equipment	2,724,574	—	—	—	—	—	—	(2,724,574)	(0)	—
Commercial Services	—	—	—	—	—	—	—	—	—	—
Containers, Packaging & Glass	—	—	—	3,938	3,118,500	—	—	—	3,122,438	3,938
Hand & Machine Tools	2,000,630	637	65	(2,658)	3,561,594	(1,998,697)	—	—	3,561,571	(2,658)
Internet	—	1,983	—	(7,793)	—	—	1,869,834	—	1,864,023	(7,793)
Iron & Steel	—	877	589	(26,030)		(244,470)	4,489,665	—	4,220,631	(26,030)
Real Estate	4,118,214	(88)	(15,959)	(57,782)	—	(4,044,386)	—	—	0	(57,782)

Total	$15,124,512	$3,409	$(15,305)	$(90,325)	$6,680,094	$(6,287,552)	$6,359,499	$(9,005,668)	$12,768,663	$(90,325)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,095,059,151)	$1,113,105,335
Cash collateral on deposit at broker	3,744,511
Cash denominated in foreign currencies (identified cost $15,783)	16,804
Receivables:
Dividends and interest	8,933,003
Investment securities sold	1,278,464
Fund shares sold	1,066,903
Variation margin on futures contracts	923,992
Variation margin on centrally cleared swap contracts	59,150
Other assets	5,776
Unrealized appreciation on foreign currency forward contracts	1,519

Total assets	1,129,135,457

Liabilities
Investments sold short (proceeds $5,976,651)	6,864,559
Due to custodian	288
Payables:
Investment securities purchased	11,822,362
Manager (See Note 3)	514,258
Fund shares redeemed	337,858
NYLIFE Distributors (See Note 3)	200,160
Shareholder communication	83,762
Broker fees and charges on short sales	41,091
Interest on investments sold short	30,025
Professional fees	29,063
Custodian	26,884
Trustees	1,765
Accrued expenses	14,810
Unrealized depreciation on foreign currency forward contracts	84,644

Total liabilities	20,051,529

Net assets	$1,109,083,928

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$110,909
Additional paid-in capital	1,124,411,882

1,124,522,791
Undistributed net investment income	2,646,787
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(40,756,798)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	23,632,580
Net unrealized appreciation (depreciation) on investments sold short	(887,908)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(73,524)

Net assets	$1,109,083,928

Initial Class
Net assets applicable to outstanding shares	$127,312,649

Shares of beneficial interest outstanding	12,698,549

Net asset value per share outstanding	$10.03

Service Class
Net assets applicable to outstanding shares	$981,771,279

Shares of beneficial interest outstanding	98,210,910

Net asset value per share outstanding	$10.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$19,135,677
Dividends	29,500

Total income	19,165,177

Expenses
Manager (See Note 3)	2,992,970
Distribution/Service—Service Class (See Note 3)	1,155,921
Interest on investments sold short	178,378
Broker fees and charges on short sales	116,825
Shareholder communication	81,268
Professional fees	51,221
Interest expense	22,307
Trustees	12,748
Custodian	11,015
Miscellaneous	20,064

Total expenses	4,642,717

Net investment income (loss)	14,522,460

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,599,430
Futures transactions	(2,252,582)
Swap transactions	1,216,807
Foreign currency transactions	63,134

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,626,789

Net change in unrealized appreciation (depreciation) on:
Investments	13,862,027
Investments sold short	(78,421)
Futures contracts	231,045
Swap contracts	(994,921)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(207,246)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	12,812,484

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	14,439,273

Net increase (decrease) in net assets resulting from operations	$28,961,733

26	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,522,460	$33,147,353
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	1,626,789	(25,243,047)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	12,812,484	56,197,287

Net increase (decrease) in net assets resulting from operations	28,961,733	64,101,593

Dividends to shareholders:
From net investment income:
Initial Class	(1,954,605)	(4,264,730)
Service Class	(13,774,266)	(27,133,079)

Total dividends to shareholders	(15,728,871)	(31,397,809)

Capital share transactions:
Net proceeds from sale of shares	116,629,815	204,058,463
Net asset value of shares issued to shareholders in reinvestment of dividends	15,728,871	31,397,809
Cost of shares redeemed	(42,020,926)	(140,275,677)

Increase (decrease) in net assets derived from capital share transactions	90,337,760	95,180,595

Net increase (decrease) in net assets	103,570,622	127,884,379

Net Assets
Beginning of period	1,005,513,306	877,628,927

End of period	$1,109,083,928	$1,005,513,306

Undistributed net investment income at end of period	$2,646,787	$3,853,198

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.90		$9.54	$10.12	$10.32	$10.32	$9.60

Net investment income (loss) (a)	0.15		0.37	0.40	0.45	0.49	0.54
Net realized and unrealized gain (loss) on investments	0.14		0.33	(0.66)	(0.28)	(0.04)	0.81
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.02	0.03	(0.02)	(0.01)

Total from investment operations	0.29		0.71	(0.24)	0.20	0.43	1.34

Less dividends and distributions:
From net investment income	(0.16)		(0.35)	(0.34)	(0.40)	(0.43)	(0.53)
From net realized gain on investments	—		—	—	—	(0.00)‡	(0.09)

Total dividends and distributions	(0.16)		(0.35)	(0.34)	(0.40)	(0.43)	(0.62)

Net asset value at end of period	$10.03		$9.90	$9.54	$10.12	$10.32	$10.32

Total investment return (b)	2.90%		7.50%	(2.42%)	1.92%	4.17%	13.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99	%††	3.80%	4.01%	4.31%	4.69%	5.30%
Net expenses (excluding short sales expenses	0.61	%††	0.62%	0.62%	0.64%	0.65%	0.65%
Expenses (including short sales expenses)	0.67	%††	0.72%	0.65%	0.64%	0.65%	0.65%
Short sale expenses	0.06	%††	0.10%	0.03%	—	—	0.00	%(c)
Portfolio turnover rate	20%		34%	26%	18%	23%	39%
Net assets at end of period (in 000’s)	$127,313		$122,586	$129,311	$166,855	$105,972	$133,840

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Less than one-hundredth of a percent.

	Six months ended June 30,		Year ended December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.87		$9.51	$10.09	$10.29	$10.30	$9.60

Net investment income (loss) (a)	0.14		0.34	0.38	0.42	0.47	0.52
Net realized and unrealized gain (loss) on investments	0.13		0.33	(0.66)	(0.28)	(0.04)	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.02	0.03	(0.03)	(0.01)

Total from investment operations	0.27		0.68	(0.26)	0.17	0.40	1.30

Less dividends and distributions:
From net investment income	(0.14)		(0.32)	(0.32)	(0.37)	(0.41)	(0.51)
From net realized gain on investments	—		—	—	—	(0.00)‡	(0.09)

Total dividends and distributions	(0.14)		(0.32)	(0.32)	(0.37)	(0.41)	(0.60)

Net asset value at end of period	$10.00		$9.87	$9.51	$10.09	$10.29	$10.30

Total investment return (b)	2.77%		7.23%	(2.66%)	1.67%	3.91%	13.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74	%††	3.54%	3.77%	4.06%	4.47%	5.03%
Net expenses (excluding short sales expenses)	0.86	%††	0.87%	0.87%	0.89%	0.90%	0.90%
Expenses (including short sales expenses)	0.92	%††	0.97%	0.90%	0.89%	0.90%	0.90%
Short sale expenses	0.06	%††	0.10%	0.03%	—	—	0.00	%(c)
Portfolio turnover rate	20%		34%	26%	18%	23%	39%
Net assets at end of period (in 000’s)	$981,771		$882,928	$748,317	$571,281	$298,891	$148,966

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Less than one-hundredth of a percent.

28	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be

30	MainStay VP Unconstrained Bond Portfolio

valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, the Portfolio held loan assignments categorized as Level 3 securities with a value of $12,768,663 that were valued by utilizing significant unobservable inputs.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

31

Notes to Financial Statements (Unaudited) (continued)

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio’s principal investments may include loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2017, the Portfolio did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the

32	MainStay VP Unconstrained Bond Portfolio

instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2017, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London InterBank Offer Rate). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

33

Notes to Financial Statements (Unaudited) (continued)

(L)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.

As of June 30, 2017, the Portfolio did not hold any rights or warrants.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

34	MainStay VP Unconstrained Bond Portfolio

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(Q)  Securities Risk.  The Portfolio’s principal investments may include high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the

35

Notes to Financial Statements (Unaudited) (continued)

Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Portfolio also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$1,248,375	$1,248,375
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,519	—	1,519
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	4,699,220	4,699,220

Total Fair Value		$1,519	$5,947,595	$5,949,114

Liability Derivatives

	Statement of Assets and Liabilities	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$(361,199)	$(361,199)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(84,644)	—	(84,644)

Total Fair Value		$(84,644)	$(361,199)	$(445,843)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$41,836	$—	$41,836
Futures Contracts	Net realized gain (loss) on futures transactions	—	(2,252,582)	(2,252,582)
Swap Contracts	Net realized gain (loss) on swap transactions	—	1,216,807	1,216,807

Total Realized Gain (Loss)		$41,836	$(1,035,775)	$(993,939)

36	MainStay VP Unconstrained Bond Portfolio

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(214,666)	$—	$(214,666)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	231,045	231,045
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(994,921)	(994,921)

Total Change in Unrealized Appreciation (Depreciation)		$(214,666)	$(763,876)	$(978,542)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts Long (a)	$4,755,943	$—	$4,755,943
Forward Contracts Short	$(8,421,499)	$—	$(8,421,499)
Futures Contracts Long	$—	$42,825,020	$42,825,020
Futures Contracts Short	$—	$(563,467,359)	$(563,467,359)
Swap Contracts Long	$—	$1,230,000,000	$1,230,000,000

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as a Subadvisor and is responsible for the day-to-day portfolio management of the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.57%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,992,970.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

37

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$31,397,809	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $271,241 and $190,863, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	354,538	$3,555,660
Shares issued to shareholders in reinvestment of dividends and distributions	195,689	1,954,605
Shares redeemed	(238,021)	(2,386,510)

Net increase (decrease)	312,206	$3,123,755

Year ended December 31, 2016:
Shares sold	1,009,337	$9,859,278
Shares issued to shareholders in reinvestment of dividends and distributions	436,717	4,264,730
Shares redeemed	(2,616,294)	(24,952,427)

Net increase (decrease)	(1,170,240)	$(10,828,419)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	11,335,300	$113,074,155
Shares issued to shareholders in reinvestment of dividends and distributions	1,382,972	13,774,266
Shares redeemed	(3,973,911)	(39,634,416)

Net increase (decrease)	8,744,361	$87,214,005

Year ended December 31, 2016:
Shares sold	19,911,739	$194,199,185
Shares issued to shareholders in reinvestment of dividends and distributions	2,785,008	27,133,079
Shares redeemed	(11,892,741)	(115,323,250)

Net increase (decrease)	10,804,006	$106,009,014

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

38	MainStay VP Unconstrained Bond Portfolio

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay VP Unconstrained Bond Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

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Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

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MainStay VP Emerging Markets Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	22.40%	24.97%	0.81%	–1.58%	1.36%
Service Class Shares	2/17/2012	22.25	24.65	0.55	–1.83	1.61

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
MSCI Emerging Markets Index[2]	18.43%	23.75%	3.96%	1.56%
Average Lipper Variable Products Emerging Markets Portfolio[3]	19.36	22.90	4.23	2.04

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,224.00	$7.11	$1,018.40	$6.46	1.29%

Service Class Shares	$1,000.00	$1,222.50	$8.49	$1,017.20	$7.70	1.54%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of June 30, 2017 (Unaudited)

China	30.3%
Republic of Korea	18.4
Taiwan	10.7
India	8.0
Brazil	7.5
South Africa	4.9
Mexico	2.9
United States	2.9
Indonesia	2.1
Malaysia	2.1
Russia	1.8
Thailand	1.5
Poland	1.2
Turkey	1.2

Hong Kong	1.1%
Argentina	0.6
Hungary	0.6
Philippines	0.6
United Arab Emirates	0.6
Greece	0.3
Chile	0.1
Singapore	0.1
Ukraine	0.1
Colombia	0.0	‡
Egypt	0.0	‡
Other Assets, Less Liabilities	0.4

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Alibaba Group Holding, Ltd., Sponsored ADR

5.	Naspers, Ltd. Class N
6.	China Construction Bank Corp.

7.	Ping An Insurance Group Co. of China, Ltd.

8.	SK Hynix, Inc.

9.	Itau Unibanco Holding S.A.

10.	Geely Automobile Holdings, Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremy Roethel,1 CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Emerging Markets Equity Portfolio returned 22.40% for Initial Class shares and 22.25% for Service Class shares. Over the same period, both share classes outperformed the 18.43% return of the MSCI Emerging Markets Index,2 which is the Portfolio’s benchmark, and the 19.36% return of the Average Lipper3 Variable Products Emerging Markets Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The supportive environment worldwide for new-economy stocks—especially in Internet, technology and e-commerce—helped the portion of the Portfolio subadvised by Candriam outperform the MSCI Emerging Markets Index during the reporting period. U.S. sanctions prohibiting investment in a number of Russian stocks included in the benchmark had a favorable impact, as most of these companies performed poorly during the reporting period.

Factors that affected relative performance in this portion of the Portfolio related to our investment process. This process focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability in an environment of scarce global economic growth, and the process results in a structural tilt toward quality and growth stocks. Growth stocks, especially in a number of rapidly developing new-economy industries, substantially outperformed value stocks over the reporting period, and helped relative performance.

The relative outperformance of the Candriam portion of the Portfolio developed gradually over the first half of 2017. For the six months ended June 30, 2017, emerging markets consistently outperformed developed markets, the longest such run since 2008, as emerging markets showed limited sensitivity to geopolitical and macro risk.

Weaker commodity prices drove a rotation out of energy and materials stocks amid fading reflation hopes. This pushed investors even more in the direction of new-economy stocks that showed strong profitability trends. During the reporting period, our portion of the Portfolio reduced exposure to commodity-related stocks and increased exposure to new-economy stocks. Even so, we sought to maintain a balanced mix of stocks in our portion of the Portfolio.

Cornerstone Holdings

The portion of the Portfolio subadvised by Cornerstone Holdings outperformed the MSCI Emerging Markets Index primarily because of stock selection. Allocation effects—being overweight or underweight relative to the benchmark as a result of Cornerstone Holdings’ bottom-up stock-selection process—detracted modestly from relative performance across sectors but contributed positively across regions.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In the portion of the Portfolio subadvised by Candriam, information technology made the strongest positive sector contribution to performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) The materials and health care sectors also provided strong positive contributions to relative performance in this portion of the Portfolio. Stock selection, positive total returns and overweight positions in all of these sectors added to the relative performance of this portion of the Portfolio.

In the Candriam portion of the Portfolio, consumer staples, real estate and telecommunication services made the weakest sector contributions relative to the MSCI Emerging Markets Index. The consumer staples sector provided a negative total return during the reporting period, while the real estate and telecommunication services sectors both provided positive total returns.

Cornerstone Holdings

In the portion of the Portfolio subadvised by Cornerstone Holdings, the strongest positive sector contributions to performance relative to the MSCI Emerging Markets Index came from information technology, consumer discretionary and financials. In each case, stock selection was the main driver of relative performance.

The weakest sector contribution to relative performance in the Cornerstone Holdings portion of the Portfolio came from real estate, primarily driven by an underweight position in this outperforming sector.

1.	Effective June 30, 2017, Jeremy Roethel no longer serves as a portfolio manager of the Portfolio.
2.	See footnote on page 5 for more information on the MSCI Emerging Markets Index.
3.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Emerging Markets Equity Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

The strongest contributions to absolute performance in the Candriam portion of the Portfolio came from a number of leading emerging-markets information technology companies. Among these were Chinese provider of Internet, mobile and telecommunication services Tencent Holdings; Korean electrical equipment company Samsung Electronics; and Chinese e-commerce company Alibaba.

Tencent Holdings, China’s largest online user platform, performed strongly on solid top-line growth and better profitability from mobile online games, payment systems and performance ads. Shares of Samsung Electronics advanced because the company had relatively low multiples and rerated on the back of high dividend payouts and a share buyback. The company also benefited from its market-dominant position and new technology-driven market-share gains in semiconductors, memory and displays. Positions in Tencent Holdings and Samsung Electronics were capped because of risk concentration limits, but remained the largest holdings in the Candriam portion of the Portfolio. Shares in Alibaba rose as the e-commerce giant reaped the benefits of China’s consumption boom and the company’s data-driven personalization and marketing strategy. The Candriam portion of the Portfolio added to its position.

In the Candriam portion of the Portfolio, China-based oil and gas company Petrochina, Brazil-based oil and gas company Petrobras, and Tatarstan-based (Russian) oil producer Tatneft were among the weakest contributors to absolute performance. Each of these companies provided negative total returns as oil prices fell on concerns about oversupply from high U.S. rig counts and the inability of production cuts by the Organization of Petroleum Exporting Countries (OPEC) to lift prices. Petrochina and Petrobras are government-controlled entities.

Petrochina faced depressed share-price performance in the first half of 2017, largely because of lower earnings in 2016 and sensitivity to oil prices. The Candriam portion of the Portfolio maintained the position as a core oil and gas holding trading at what we viewed to be attractive exploration and production reserve valuations because the company could benefit from accelerating natural gas and state-owned enterprise reforms. Petrobras also suffered, not only from lower oil prices but also from rising country (Brazil) and foreign-exchange (debt reduction) risks. The Candriam portion of the Portfolio reduced its exposure to Petrobras but remained invested because at Candriam, we believed in the company’s long-term growth story. Tatneft suffered less than Petrobras, as the stock found support from an increase in its dividend payout. The company continued to grow in upstream operations and to improve its product slate. The Candriam portion of the Portfolio added to its position in the stock.

Cornerstone Holdings

During the reporting period, the strongest contributor to absolute performance in the Cornerstone Holdings portion of the Portfolio was a long position in Chinese e-commerce company Alibaba, which continued to benefit from strong revenue growth and user engagement. A long position in consumer electronics and technology company Samsung rose on optimism surrounding the company’s semiconductor business and smart phone handset sales. A long position in Chinese Internet company Tencent Holdings also contributed positively to absolute performance in the Cornerstone Holdings portion of the Portfolio. The company reported strong earnings on the continued growth of mobile games; and online advertising revenue also contributed to the stock’s strong absolute performance.

The weakest contributor to absolute performance in the portion of the Portfolio subadvised by Cornerstone Holdings was a short position in TPK Holding, a Taiwan-based maker of touch screens. The company’s stock rallied on growing product demand, which helped drive strong earnings growth despite margins that have run below expectations. The Cornerstone Holdings portion of the Portfolio also held a short position in Brazil-based railway and port operator Rumo. The stock was also a significant drag on absolute performance because the stock performed well, driven by improvements in operating efficiencies that translated directly into better-than-expected earnings growth. In the Cornerstone Holdings portion of the Portfolio, a long position in vertically integrated Russian energy company Gazprom slumped in concert with falling crude oil prices during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

The Candriam portion of the Portfolio made significant purchases in state-owned insurance company China Life Insurance, Chinese automaker Geely Automobile and Chinese e-commerce leader Alibaba. China Life Insurance was added to the Candriam portion of the Portfolio on the back of the company’s continued agency expansion, productivity improvement and, in our view, a relatively conservative investment policy. Geely Automobile entered the Portfolio on improving sales and brand equity with the launch of higher-quality cars utilizing Volvo technology. These cars drove the company’s stock price higher. The position in Alibaba in the Candriam portion of the Portfolio was substantially increased as the company continued to reap the

9

benefits of China’s consumption boom and the company’s data-driven personalization and marketing strategies.

Significant sales in the Candriam portion of the Portfolio included Chinese solar glass manufacturer Xinyi Solar, Chinese sofa manufacturer and retailer Man Wah and Russian government-controlled diamond miner Alrosa. The position in Xinyi Solar was sold off as the market grew increasingly concerned that new manufacturing capacity coming on-stream could result in solar glass oversupply and suppress profit margins. Man Wah was divested from the Candriam portion of the Portfolio on growing concerns about lower U.S. sales, slow market growth and declining market share. The Candriam portion of the Portfolio sold shares of Alrosa because of our concerns about growing diamond supplies, sluggish retail demand and uncertainty about the company’s plans to start its own diamond cutting business.

Cornerstone Holdings

The Cornerstone Holdings portion of the Portfolio established new and overweight positions relative to the MSCI Emerging Markets Index in retail chain Wal-Mart de Mexico and steel maker POSCO. Cornerstone Holdings’ investment process viewed both companies favorably because of reasonable valuations and attractive earnings trends.

The Cornerstone Holdings portion of the Portfolio exited its positions in oil exploration & production company CNOOC and auto parts maker Hyundai Mobis. Cornerstone Holdings’ investment process viewed both companies as unattractive because their deteriorating earnings and price trends did not support then-current valuations.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

During the reporting period, the Candriam portion of the Portfolio substantially increased its weighing in the information technology sector and increased its weightings to a lesser degree in the consumer discretionary and telecommunication services sectors. Over the same period, Candriam’s portion of the Portfolio substantially decreased its weighting in the materials sector and decreased its weightings to a lesser degree in the consumer staples and energy sectors.

Cornerstone Holdings

During the reporting period, the Cornerstone Holdings portion of the Portfolio modestly increased its weightings relative to the MSCI Emerging Markets Index in the materials and information technology sectors. Over the same period, the Cornerstone Holdings portion of the Portfolio modestly reduced its weightings relative to the Index in energy and industrials.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of June 30, 2017, the most substantially overweight sectors relative to the MSCI Emerging Markets Index in the portion of the Portfolio subadvised by Candriam were information technology, health care and materials. As of the same date, the most substantially underweight sectors in the Candriam portion of the Portfolio were financials, consumer staples and telecommunications services.

Cornerstone Holdings

As of June 30, 2017, the portion of the Portfolio subadvised by Cornerstone Holdings held modestly overweight positions relative to the MSCI Emerging Markets Index in the information technology and financials sectors. As of the same date, the Cornerstone Holdings portion of the Portfolio held modestly underweight positions relative to the Index in consumer discretionary and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 90.9%†
Argentina 0.6%
Grupo Financiero Galicia S.A., ADR (Banks)	40,000	$1,705,600
Pampa Energia S.A., Sponsored ADR (Electric Utilities) (a)	32,000	1,883,200

		3,588,800

Brazil 3.6%
Banco Bradesco S.A. (Banks)	47,700	397,392
Banco do Brasil S.A. (Banks)	258,800	2,093,586
Banco Santander Brasil S.A. (Banks)	133,000	1,003,652
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	273,100	2,609,903
EcoRodovias Infraestrutura e Logistica S.A. (Transportation Infrastructure)	750,000	2,343,113
Equatorial Energia S.A. (Electric Utilities)	80,000	1,308,340
JBS S.A. (Food Products)	39,800	78,449
Kroton Educacional S.A. (Diversified Consumer Services)	390,000	1,750,521
Lojas Renner S.A. (Multiline Retail)	240,000	1,983,519
M Dias Branco S.A. (Food Products)	4,800	71,430
Magazine Luiza S.A. (Multiline Retail)	11,300	873,193
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels) (a)	17,500	69,727
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	53,900	97,618
Qualicorp S.A. (Health Care Providers & Services)	138,100	1,196,375
Rumo S.A. (Road & Rail) (a)	600,000	1,566,603
Smiles S.A. (Media)	31,800	579,578
TIM Participacoes S.A. (Wireless Telecommunication Services)	500,000	1,477,557
Vale S.A. (Metals & Mining)	89,600	784,328
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	41,700	231,604

		20,516,488

Chile 0.1%
Enel Americas S.A. (Electric Utilities)	1,724,590	327,317

China 30.3%
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	150,000	1,875,132
Agricultural Bank of China, Ltd. Class H (Banks)	5,083,000	2,402,355
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	144,900	20,416,410
Anhui Conch Cement Co., Ltd. Class H (Construction Materials)	1,172,500	4,077,308
Autohome, Inc., ADR (Internet Software & Services) (a)	47,000	2,131,920

	Shares	Value

China (continued)
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	6,800	$1,216,248
Bank of China, Ltd. Class H (Banks)	1,950,000	956,586
Beijing Enterprises Water Group, Ltd. (Water Utilities) (a)	3,100,000	2,406,163
Brilliance China Automotive Holdings, Ltd. (Automobiles)	1,740,000	3,169,127
BYD Electronic International Co., Ltd. (Communications Equipment)	134,000	265,685
China Agri-Industries Holdings, Ltd. (Food Products)	474,000	196,704
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	1,530,000	1,971,425
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	2,110,000	1,216,146
♦China Construction Bank Corp. Class H (Banks)	12,685,100	9,829,695
China Everbright Greentech, Ltd. (Independent Power & Renewable Electricity Producers) (a)(c)	17,901	12,129
China Everbright International, Ltd. (Commercial Services & Supplies)	1,700,000	2,120,795
China Huarong Asset Management Co., Ltd. Class H (Capital Markets) (c)	860,000	334,860
China Life Insurance Co., Ltd. Class H (Insurance)	1,320,000	4,032,302
China Lumena New Materials Corp. (Chemicals) (a)(b)(d)	260,000	0
China Merchants Bank Co., Ltd. Class H (Banks)	1,400,000	4,222,890
China Mobile, Ltd. (Wireless Telecommunication Services)	505,000	5,358,888
China National Building Material Co., Ltd. Class H (Construction Materials)	2,928,000	1,740,123
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	7,038,000	5,489,810
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	1,744,000	2,273,972
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	838,500	1,866,567
China State Construction International Holdings, Ltd. (Construction & Engineering)	1,500,000	2,566,779
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	2,616,000	1,243,090
China Vanke Co., Ltd. Class H (Real Estate Management & Development)	215,100	608,868
China Yongda Automobiles Services Holdings, Ltd. (Specialty Retail)	13,000	13,204

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,600,000	$2,336,230
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	1,106,000	1,307,518
ENN Energy Holdings, Ltd. (Gas Utilities)	264,000	1,592,633
Fuyao Glass Industry Group Co., Ltd. Class H (Auto Components) (c)	500,000	1,914,838
♦Geely Automobile Holdings, Ltd. (Automobiles)	2,840,000	6,125,636
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	900,000	1,579,261
Haitian International Holdings, Ltd. (Machinery)	168,000	471,242
Hisense Kelon Electrical Holdings Co., Ltd. Class H (Household Durables)	476,000	810,866
Huaneng Renewables Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	6,500,000	2,006,417
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	6,002,000	4,051,328
Jiangxi Copper Co., Ltd. Class H (Metals & Mining)	331,000	543,509
Kingsoft Corp., Ltd. (Software)	750,000	1,954,864
MMG, Ltd. (Metals & Mining) (a)	6,000,000	2,213,271
Momo, Inc., Sponsored ADR (Internet Software & Services) (a)	59,200	2,188,032
NetEase, Inc., ADR (Internet Software & Services)	8,400	2,525,292
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	4,400,000	2,693,837
♦Ping An Insurance Group Co. of China, Ltd. Class H (Insurance)	1,202,500	7,924,306
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H (Pharmaceuticals)	520,000	2,014,742
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	345,000	1,020,756
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	3,321,000	1,390,937
Silergy Corp. (Semiconductors & Semiconductor Equipment)	100,000	1,926,364
Sinotruk Hong Kong, Ltd. (Machinery)	670,500	486,937
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	260,000	2,331,107
TAL Education Group, ADR (Diversified Consumer Services)	17,000	2,079,270
♦Tencent Holdings, Ltd. (Internet Software & Services)	718,100	25,679,770
Weibo Corp., Sponsored ADR (Internet Software & Services) (a)	37,500	2,492,625
Weichai Power Co., Ltd. Class H (Machinery)	1,589,000	1,392,101

	Shares	Value

China (continued)
Weiqiao Textile Co., Ltd. Class H (Textiles, Apparel & Luxury Goods) (a)(b)(d)	205,000	$146,776
Xingda International Holdings, Ltd. (Auto Components)	346,000	140,041
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	1,504,000	1,348,456
YY, Inc., ADR (Internet Software & Services) (a)	30,200	1,752,506
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	210,000	274,353
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	352,000	656,440
ZTE Corp. Class H (Communications Equipment) (a)	850,000	2,029,344

		173,416,786

Colombia 0.0%‡
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	276,391	125,159

Egypt 0.0%‡
Telecom Egypt Co. (Diversified Telecommunication Services)	431,179	246,048

Greece 0.3%
FF Group (Specialty Retail) (a)	13,545	331,067
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	10,684	232,706
Mytilineos Holdings S.A. (Industrial Conglomerates) (a)	53,127	501,208
OPAP S.A. (Hotels, Restaurants & Leisure)	42,030	475,245

		1,540,226

Hong Kong 1.1%
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(b)(d)	75,000	0
Haier Electronics Group Co., Ltd. (Household Durables) (a)	900,000	2,340,073
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	1,417,000	1,887,530
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	900,000	1,540,067
Sun Art Retail Group, Ltd. (Food & Staples Retailing)	82,500	65,726
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	306,000	381,351

		6,214,747

Hungary 0.6%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	15,788	1,239,226
OTP Bank PLC (Banks)	24,102	806,635
Richter Gedeon Nyrt (Pharmaceuticals)	47,348	1,237,406

		3,283,267

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
India 8.0%
Adani Enterprises, Ltd. (Trading Companies & Distributors) (a)	311,596	$639,221
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure) (a)	520,000	2,935,571
Bajaj Finance, Ltd. (Consumer Finance)	24,000	510,001
Balrampur Chini Mills, Ltd. (Food Products)	366,958	858,956
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	210,000	2,073,115
Chennai Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	78,680	430,907
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	116,641	787,682
Eicher Motors, Ltd. (Machinery) (a)	3,700	1,546,115
Gail India, Ltd. (Gas Utilities)	44,312	248,168
Godrej Consumer Products, Ltd. (Personal Products) (a)(d)	14,000	210,073
Godrej Consumer Products, Ltd. (Personal Products)	20,000	300,104
HCL Technologies, Ltd. (IT Services)	17,355	228,599
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	221,579	1,746,922
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	23,860	595,010
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	166,797	2,792,745
Indian Bank (Banks)	178,041	778,133
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	185,950	1,104,552
ITC, Ltd. (Tobacco)	75,156	375,562
Jammu & Kashmir Bank, Ltd. (Banks)	44,113	58,010
Jubilant Life Sciences, Ltd. (Pharmaceuticals)	4,430	46,879
Karnataka Bank, Ltd. (Banks)	196,904	495,173
KEC International, Ltd. (Construction & Engineering) (a)	48,867	194,674
Mahindra & Mahindra, Ltd. (Automobiles)	20,000	419,261
Mangalore Refinery & Petrochemicals, Ltd. (Oil, Gas & Consumable Fuels) (a)	345,095	633,197
Maruti Suzuki India, Ltd. (Automobiles)	4,319	481,179
Motherson Sumi Systems, Ltd. (Auto Components) (a)	350,000	2,501,644
National Aluminium Co., Ltd. (Metals & Mining)	444,431	444,517
NTPC, Ltd. (Independent Power & Renewable Electricity Producers)	13,167	32,399
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	1,119,534	2,724,466
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	390,000	2,593,866
Power Finance Corp., Ltd. (Diversified Financial Services)	875,077	1,668,586

	Shares	Value

India (continued)
Power Grid Corp. of India, Ltd. (Electric Utilities)	730,000	$2,376,206
Reliance Capital, Ltd. (Diversified Financial Services)	28,269	281,542
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels) (a)	36,242	775,443
Rural Electrification Corp., Ltd. (Diversified Financial Services)	650,289	1,730,415
Shree Cement, Ltd. (Construction Materials)	7,400	1,946,239
Tata Motors, Ltd. Class A (Automobiles)	140,082	572,139
Union Bank of India (Banks) (a)	354,434	808,803
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods) (a)	3,603	63,546
Vedanta, Ltd. (Metals & Mining)	997,810	3,839,185
Yes Bank, Ltd. (Banks)	130,000	2,948,242

		45,797,047

Indonesia 2.1%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	1,957,500	232,065
PT Bank Negara Indonesia Persero Tbk (Banks)	1,661,700	822,902
PT Bank Rakyat Indonesia Persero Tbk (Banks)	3,200,000	3,661,602
PT Indo Tambangraya Megah Tbk (Oil, Gas & Consumable Fuels)	595,000	772,350
PT Indofood Sukses Makmur Tbk (Food Products)	1,251,700	807,700
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	6,363,200	2,158,069
PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	1,685,500	3,471,542

		11,926,230

Malaysia 2.1%
AirAsia BHD (Airlines)	2,328,500	1,762,926
CIMB Group Holdings BHD (Banks)	2,699,300	4,137,629
Genting BHD (Hotels, Restaurants & Leisure)	135,500	297,032
Hartalega Holdings BHD (Health Care Equipment & Supplies)	400,000	687,687
Kuala Lumpur Kepong BHD (Food Products)	191,400	1,109,346
Malayan Banking BHD (Banks)	644,000	1,444,730
My EG Services BHD (IT Services)	4,750,000	2,423,328

		11,862,678

Mexico 2.9%
America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	1,995,600	1,600,988
Arca Continental S.A.B. de C.V. (Beverages)	137,400	1,033,637
Cemex S.A.B. de C.V. (Construction Materials) (a)	2,800,000	2,635,113
Coca-Cola FEMSA S.A.B. de C.V. Series L (Beverages)	77,000	652,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Mexico (continued)
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts (REITs))	117,500	$222,327
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	143,300	1,411,227
Gruma S.A.B. de C.V. Class B (Food Products)	110,000	1,435,129
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	268,000	1,700,404
Grupo Mexico S.A.B. de C.V. Series B (Metals & Mining)	450,000	1,264,302
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	1,051,475	1,516,778
Qualitas Controladora S.A.B. de C.V. (Insurance)	24,100	40,169
Unifin Financiera SAPI de C.V. SOFOM ENR (Consumer Finance)	450,000	1,235,788
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	888,300	2,059,627

		16,808,443

Philippines 0.6%
Ayala Land, Inc. (Real Estate Management & Development)	2,500,000	1,969,382
International Container Terminal Services, Inc. (Transportation Infrastructure)	720,000	1,395,482
SM Prime Holdings, Inc. (Real Estate Management & Development)	309,400	202,342

		3,567,206

Poland 1.2%
Enea S.A. (Electric Utilities) (a)	86,170	310,669
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	779,432	1,329,324
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	386,088	4,645,788
Synthos S.A. (Chemicals)	218,202	285,585
Tauron Polska Energia S.A. (Electric Utilities) (a)	552,010	533,293

		7,104,659

Republic of Korea 16.5%
BGF retail Co., Ltd. (Food & Staples Retailing)	19,000	1,677,228
DGB Financial Group, Inc. (Banks)	111,287	1,147,740
Dongwon Industries Co., Ltd. (Food Products)	244	68,883
E-MART, Inc. (Food & Staples Retailing)	6,347	1,300,853
Hana Financial Group, Inc. (Banks)	21,718	858,925
Hansol Chemical Co., Ltd. (Chemicals)	12,500	775,685
Hanwha Chemical Corp. (Chemicals)	69,998	1,847,607
Hanwha Corp. (Industrial Conglomerates)	16,290	674,864
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	46,000	1,851,418
Hyundai Heavy Industries Co., Ltd. (Machinery) (a)	1,737	267,955

	Shares	Value

Republic of Korea (continued)
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	50,500	$1,736,813
Hyundai Motor Co. (Automobiles)	17,596	2,452,967
Hyundai Robotics Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	6,200	2,094,393
Industrial Bank of Korea (Banks)	139,458	1,736,902
KB Financial Group, Inc. (Banks)	110,208	5,557,839
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	30,000	1,573,220
Korea Zinc Co., Ltd. (Metals & Mining)	4,700	1,873,181
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components)	56,172	1,821,423
LG Electronics, Inc. (Household Durables)	28,577	2,003,125
LG Innotek Co., Ltd. (Electronic Equipment, Instruments & Components)	17,500	2,523,708
LG Uplus Corp. (Diversified Telecommunication Services)	220,095	3,000,902
Lotte Chemical Corp. (Chemicals)	4,022	1,209,254
Mirae Asset Daewoo Co., Ltd. (Capital Markets)	320,000	3,090,504
Modetour Network, Inc. (Hotels, Restaurants & Leisure)	49,295	1,363,621
NAVER Corp. (Internet Software & Services)	3,100	2,270,507
NCSoft Corp. (Software)	8,000	2,653,498
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	28,000	1,282,349
POSCO (Metals & Mining)	14,406	3,613,619
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)	9,500	2,424,507
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	12,336	25,628,346
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	6,000	899,358
Shinhan Financial Group Co., Ltd. (Banks)	44,445	1,915,080
♦SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	134,494	7,922,821
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	2,558	354,362
SK Materials Co., Ltd. (Chemicals)	6,000	1,038,325
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	7,981	1,855,479
SL Corp. (Auto Components)	5,348	100,963

		94,468,224

Russia 1.8%
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	225,000	890,550
Tatneft PJSC (Oil, Gas & Consumable Fuels) (a)	400,000	2,540,059
United Co. Rusal PLC (Metals & Mining)	4,200,000	2,054,961

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Russia (continued)
X5 Retail Group N.V., GDR (Food & Staples Retailing) (a)	36,000	$1,247,400
Yandex N.V. Class A (Internet Software & Services) (a)	135,000	3,542,400

		10,275,370

Singapore 0.1%
IGG, Inc. (Software)	516,000	797,054

South Africa 4.9%
AngloGold Ashanti, Ltd. (Metals & Mining)	80,000	782,725
Assore, Ltd. (Metals & Mining)	4,237	63,109
Barclays Africa Group, Ltd. (Banks)	189,529	2,082,537
Bid Corp., Ltd. (Food & Staples Retailing)	19,801	452,884
Capitec Bank Holdings, Ltd. (Banks)	44,000	2,791,515
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	261,609	1,859,709
FirstRand, Ltd. (Diversified Financial Services)	818,494	2,949,894
Growthpoint Properties, Ltd. (Equity Real Estate Investment Trusts (REITs))	351,071	656,925
Liberty Holdings, Ltd. (Insurance)	120,796	1,038,758
Murray & Roberts Holdings, Ltd. (Construction & Engineering)	12,575	12,563
♦Naspers, Ltd. Class N (Media)	57,829	11,249,746
Nedbank Group, Ltd. (Banks)	73,893	1,179,294
Standard Bank Group, Ltd. (Banks)	230,070	2,533,100
Sun International, Ltd. (Hotels, Restaurants & Leisure)	13,608	57,397
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	32,577	153,267
Tsogo Sun Holdings, Ltd. (Hotels, Restaurants & Leisure)	213,093	365,023

		28,228,446

Taiwan 10.7%
Advantech Co., Ltd. (Technology Hardware, Storage & Peripherals)	54,998	389,614
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	95,000	2,111,111
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	4,375,000	1,999,096
Cathay Financial Holding Co., Ltd. (Insurance)	370,000	609,369
Charoen Pokphand Enterprise (Food Products)	33,000	80,927
Chicony Power Technology Co., Ltd. (Electrical Equipment)	144,000	299,172
China General Plastics Corp. (Chemicals)	151,000	139,980
China Life Insurance Co., Ltd. (Insurance)	1,100,000	1,095,661
Coretronic Corp. (Electronic Equipment, Instruments & Components)	236,000	322,735
CTBC Financial Holding Co., Ltd. (Banks)	2,763,000	1,812,027

	Shares	Value

Taiwan (continued)
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	889,000	$827,045
E.Sun Financial Holding Co., Ltd. (Banks)	3,595,576	2,210,298
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	125,000	1,584,073
Formosa Chemicals & Fibre Corp. (Chemicals)	412,000	1,293,425
Formosa Plastics Corp. (Chemicals)	84,000	255,976
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	165,000	165,705
Fubon Financial Holding Co., Ltd. (Diversified Financial Services) (a)	586,462	934,059
General Interface Solution Holding, Ltd. (Electronic Equipment, Instruments & Components)	108,000	798,817
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	232,000	1,620,644
Grand Pacific Petrochemical Corp. (Chemicals)	339,000	236,252
Grape King Bio, Ltd. (Personal Products)	50,000	332,840
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	1,343,115	5,165,827
Innolux Corp. (Electronic Equipment, Instruments & Components)	3,694,000	1,930,789
ITEQ Corp. (Electronic Equipment, Instruments & Components)	133,000	193,248
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	14,000	2,232,084
Lien Hwa Industrial Corp. (Food Products)	420,000	389,349
Long Chen Paper Co., Ltd. (Paper & Forest Products)	581,000	651,285
Mercuries & Associates, Ltd. (Insurance)	34,000	24,645
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	984,000	1,772,623
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	936,000	1,295,385
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	461,000	1,423,008
Rechi Precision Co., Ltd. (Machinery)	480,000	546,746
Syncmold Enterprise Corp. (Machinery)	52,000	120,855
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	3,226,000	22,111,144
Taiwan Styrene Monomer Corp. (Chemicals)	370,000	261,506
Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	50,000	159,270
TYC Brother Industrial Co., Ltd. (Auto Components)	99,000	104,793
Walsin Lihwa Corp. (Electrical Equipment)	1,731,000	762,505
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	1,391,000	834,509

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Wistron Corp. (Technology Hardware, Storage & Peripherals)	100,088	$101,832
Yageo Corp. (Electronic Equipment, Instruments & Components)	176,000	613,281
Yuanta Financial Holding Co., Ltd. (Capital Markets)	3,729,000	1,642,623

		61,456,133

Thailand 1.5%
Charoen Pokphand Foods PCL, NVDR (Food Products)	1,332,800	973,019
CP ALL PCL, NVDR (Food & Staples Retailing)	1,320,000	2,438,328
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	33,900	213,559
Kiatnakin Bank PCL, NVDR (Banks)	312,500	657,749
Krung Thai Bank PCL, NVDR (Banks)	1,204,700	666,716
PTT Global Chemical PCL, NVDR (Chemicals)	234,800	473,471
Srisawad Power 1979 PCL, NVDR (Consumer Finance)	1,600,260	2,367,179
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	333,600	775,814

		8,565,835

Turkey 1.2%
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	71,132	142,529
KOC Holding AS (Industrial Conglomerates)	490,000	2,253,322
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	108,337	581,028
Tekfen Holding A.S. (Construction & Engineering)	163,701	405,711
Turk Hava Yollari AO (Airlines) (a)	600,000	1,372,764
Turkiye Halk Bankasi A.S. (Banks)	176,458	659,501
Turkiye Is Bankasi Class C (Banks)	341,030	722,100
Turkiye Vakiflar Bankasi TAO Class D (Banks)	341,546	628,061

		6,765,016

Ukraine 0.1%
Kernel Holding S.A. (Food Products)	33,714	590,005

United Arab Emirates 0.6%
NMC Health PLC (Health Care Providers & Services)	112,000	3,188,814

Total Common Stocks (Cost $451,649,208)		520,659,998

	Shares	Value

Exchange-Traded Funds 2.2% (e)
United States 2.2%
iShares MSCI Emerging Markets ETF	88,884	$3,678,909
iShares MSCI Russia Capped ETF	140,000	4,032,000
VanEck Vectors Russia ETF	248,500	4,763,745

		12,474,654

Total Exchange-Traded Funds (Cost $13,311,980)		12,474,654

Preferred Stocks 5.8%
Brazil 3.9%
Banco ABC Brasil S.A. 6.560% (Banks)	42,900	217,420
Banco Bradesco S.A. 4.180% (Banks)	178,990	1,520,894
Banco do Estado do Rio Grande do Sul S.A. 4.660% Class B (Banks)	226,800	899,560
Braskem S.A. 3.580% Class A (Chemicals)	175,000	1,806,574
Centrais Eletricas Brasileiras S.A. 3.580% Class B (Electric Utilities)	11,700	57,954
Cia de Saneamento do Parana 6.090% (Water Utilities)	113,900	374,750
Cia Energetica de Minas Gerais 6.150% (Electric Utilities)	385,900	941,191
Cia Paranaense de Energia 7.390% Class B (Electric Utilities)	187,200	1,386,102
♦Itau Unibanco Holding S.A. 4.760% (Banks)	665,930	7,387,161
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	732,300	2,734,327
Suzano Papel e Celulose S.A. 2.640% Class A (Paper & Forest Products)	81,400	350,377
Vale S.A. 3.820% (Metals & Mining)	573,500	4,658,422

		22,334,732

Republic of Korea 1.9%
Hyundai Motor Co. 3.740% (Automobiles)	18,438	1,877,400
Hyundai Motor Co. 3.890% (Automobiles)	17,039	1,682,827
LG Chem, Ltd. 2.480% (Chemicals)	17,702	3,125,293
Samsung Electronics Co., Ltd. 1.440% (Technology Hardware, Storage & Peripherals)	2,615	4,255,675

		10,941,195

Total Preferred Stocks (Cost $30,672,762)		33,275,927

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $3,885,245 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $3,900,000 and a Market Value of $3,965,348)	$3,885,206	$3,885,206

Total Short-Term Investment (Cost $3,885,206)		3,885,206

Total Investments (Cost $499,519,156) (f)	99.6%	570,295,785
Other Assets, Less Liabilities	0.4	2,238,772
Net Assets	100.0%	$572,534,557

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $146,776, which represented 0.0% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of these securities was $356,849, which represented 0.1% of the Portfolio’s net assets.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of June 30, 2017, cost was $503,692,080 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$79,885,124
Gross unrealized depreciation	(13,281,419)

Net unrealized appreciation	$66,603,705

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$3,135,690	0.6%
Auto Components	4,762,279	0.8
Automobiles	19,667,315	3.4
Banks	81,509,766	14.2
Beverages	3,097,818	0.5
Capital Markets	21,427,847	3.7
Chemicals	12,748,933	2.2
Commercial Services & Supplies	2,120,795	0.4
Communications Equipment	2,295,029	0.4
Construction & Engineering	9,276,542	1.6
Construction Materials	10,398,783	1.8
Consumer Finance	4,112,968	0.7
Diversified Consumer Services	3,829,791	0.7
Diversified Financial Services	7,564,496	1.3
Diversified Telecommunication Services	8,017,522	1.4
Electric Utilities	9,124,272	1.6
Electrical Equipment	1,061,677	0.2
Electronic Equipment, Instruments & Components	23,692,920	4.1
Equity Real Estate Investment Trusts (REITs)	879,252	0.2
Food & Staples Retailing	9,242,046	1.6
Food Products	6,659,897	1.2
Gas Utilities	1,840,801	0.3
Health Care Equipment & Supplies	1,970,036	0.3
Health Care Providers & Services	4,385,189	0.8
Hotels, Restaurants & Leisure	2,558,318	0.5
Household Durables	5,154,064	0.9
Independent Power & Renewable Electricity Producers	2,264,504	0.4
Industrial Conglomerates	4,450,150	0.8
Insurance	21,379,415	3.7
Internet Software & Services	64,215,710	11.2
IT Services	2,651,927	0.5
Life Sciences Tools & Services	2,424,507	0.4
Machinery	4,831,951	0.8
Media	11,829,324	2.1
Metals & Mining	22,277,658	3.9
Multiline Retail	2,856,712	0.5
Oil, Gas & Consumable Fuels	40,205,676	7.0
Paper & Forest Products	2,889,192	0.5
Personal Products	843,017	0.2
Pharmaceuticals	7,026,194	1.2
Real Estate Management & Development	4,320,659	0.8
Road & Rail	1,566,603	0.3
Semiconductors & Semiconductor Equipment	43,389,837	7.6
Software	5,405,416	0.9
Specialty Retail	1,000,711	0.2
Technology Hardware, Storage & Peripherals	31,959,540	5.6
Textiles, Apparel & Luxury Goods	2,052,763	0.4
Thrifts & Mortgage Finance	4,175,437	0.7
Tobacco	375,562	0.1
Trading Companies & Distributors	639,221	0.1
Transportation Infrastructure	9,046,325	1.6
Water Utilities	5,390,816	0.9
Wireless Telecommunication Services	10,292,912	1.8

	570,295,785	99.6
Other Assets, Less Liabilities	2,238,772	0.4

Net Assets	$572,534,557	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$520,303,149	$356,849	$0	$520,659,998
Exchange-Traded Funds	12,474,654	—	—	12,474,654
Preferred Stocks	33,275,927	—	—	33,275,927
Short-Term Investment
Repurchase Agreement	—	3,885,206	—	3,885,206

Total Investments in Securities	$566,053,730	$4,242,055	$0	$570,295,785

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $0 and $0 are held in China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, certain foreign equity securities with a market value of $261,772,530 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (a)
Common Stocks
China	$121,197	$—	$75,634	$107,189	$—	$(304,020)	$—	$—	$0	$107,189
Hong Kong	0	—	—	—	—	—	—	—	0	—
South Africa	22	—	—	75,062	—	(75,084)	—	—	—	75,062

Total	$121,219	$—	$75,634	$182,251	$—	$(379,104)	$—	$—	$0	$182,251

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $499,519,156)	$570,295,785
Cash denominated in foreign currencies (identified cost $1,881,980)	1,885,160
Cash	462,457
Due from custodian	610,638
Receivables:
Investment securities sold	3,091,782
Dividends and interest	2,260,247
Fund shares sold	122,159
Other assets	2,679

Total assets	578,730,907

Liabilities
Payables:
Investment securities purchased	4,663,760
Foreign capital gains tax (See Note 2(C))	683,558
Manager (See Note 3)	473,166
Fund shares redeemed	259,037
NYLIFE Distributors (See Note 3)	38,935
Professional fees	34,516
Shareholder communication	21,080
Custodian	12,531
Trustees	751
Accrued expenses	9,016

Total liabilities	6,196,350

Net assets	$572,534,557

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$64,825
Additional paid-in capital	602,864,185

602,929,010
Undistributed net investment income	5,705,632
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions (a)	(106,070,312)
Net unrealized appreciation (depreciation) on investments and futures contracts (b)	69,982,799
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(12,572)

Net assets	$572,534,557

Initial Class
Net assets applicable to outstanding shares	$382,607,208

Shares of beneficial interest outstanding	43,282,415

Net asset value per share outstanding	$8.84

Service Class
Net assets applicable to outstanding shares	$189,927,349

Shares of beneficial interest outstanding	21,543,029

Net asset value per share outstanding	$8.82

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(793,830).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,834,795
Interest	1,987

Total income	6,836,782

Expenses
Manager (See Note 3)	2,610,323
Custodian	373,979
Distribution/Service—Service Class (See Note 3)	222,101
Professional fees	70,734
Shareholder communication	41,436
Trustees	5,462
Broker fees and charges on short sales	2,273
Miscellaneous	18,414

Total expenses	3,344,722

Net investment income (loss)	3,492,060

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	37,747,341
Investments sold short	12,198
Futures transactions	488,315
Swap transactions	1,893,466
Foreign currency transactions	(226,049)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	39,915,271

Net change in unrealized appreciation (depreciation) on:
Investments (c)	55,098,953
Swap contracts	(3,619,529)
Translation of other assets and liabilities in foreign currencies	(10,317)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	51,469,107

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	91,384,378

Net increase (decrease) in net assets resulting from operations	$94,876,438

(a)	Dividends recorded net of foreign withholding taxes in the amount of $882,865.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $375,109.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(421,941).

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,492,060	$3,233,480
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	39,915,271	(29,230,911)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	51,469,107	50,466,104

Net increase (decrease) in net assets resulting from operations	94,876,438	24,468,673

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,097,408)
Service Class	—	(248,796)

Total dividends to shareholders	—	(1,346,204)

Capital share transactions:
Net proceeds from sale of shares	98,389,316	77,449,786
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,346,204
Cost of shares redeemed	(34,101,304)	(56,570,031)

Increase (decrease) in net assets derived from capital share transactions	64,288,012	22,225,959

Net increase (decrease) in net assets	159,164,450	45,348,428

Net Assets

Beginning of period	413,370,107	368,021,679

End of period	$572,534,557	$413,370,107

Undistributed net investment income at end of period	$5,705,632	$2,213,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,							February 17, 2012** through December 31,
Initial Class	2017*		2016		2015		2014		2013	2012
Net asset value at beginning of period	$7.22		$6.83		$8.27		$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.06		0.06		0.06		0.14	(b)	0.11	0.09
Net realized and unrealized gain (loss) on investments	1.56		0.37		(1.38)		(1.26)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)		(0.01)		(0.00)‡	(0.01)

Total from investment operations	1.62		0.42		(1.34)		(1.13)		(0.55)	0.12

Less dividends and distributions:
From net investment income	—		(0.03)		(0.10)		(0.10)		(0.07)	—

Net asset value at end of period	$8.84		$7.22		$6.83		$8.27		$9.50	$10.12

Total investment return (c)	22.44	%(d)	6.23%		(16.20%)		(11.97%)		(5.43%)	1.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	%††	0.91	%(e)	0.77%		1.52	% (b)	1.17%	1.15	%††
Net expenses (excluding short sale expenses)	1.29	%††	1.29	%(f)	1.40%		1.37%		1.34%	1.40	%††
Expenses (including short sales expenses)	1.29	%††	1.29%		1.40%		1.37%		1.34%	1.40	%††
Short sale expenses	0.00	%††(g)	0.00	%(g)	0.00	% (g)	—		—	—
Portfolio turnover rate	88%		123%		207%		65%		68%	81%
Net assets at end of period (in 000’s)	$382,607		$257,593		$204,138		$165,049		$132,661	$190,688

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.37%.
(g)	Less than 0.01%.

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,							February 17, 2012** through December 31,
Service Class	2017*		2016		2015		2014		2013	2012
Net asset value at beginning of period	$7.21		$6.82		$8.25		$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.05		0.05		0.04		0.12	(b)	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.56		0.36		(1.37)		(1.25)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)		(0.01)		(0.00)‡	(0.02)

Total from investment operations	1.61		0.40		(1.35)		(1.14)		(0.58)	0.10

Less dividends and distributions:
From net investment income	—		(0.01)		(0.08)		(0.08)		(0.05)	—

Net asset value at end of period	$8.82		$7.21		$6.82		$8.25		$9.47	$10.10

Total investment return (c)	22.33	%(d)	5.96%		(16.42%)		(12.19%)		(5.67%)	1.00	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23	%††	0.69	%(e)	0.52%		1.29	% (b)	0.86%	0.96	%††
Net expenses (excluding short sales expenses)	1.54	%††	1.55	%(f)	1.65%		1.62%		1.59%	1.65	%††
Expenses (including short sales expenses)	1.54	%††	1.55%		1.65%		1.62%		1.59%	1.65	%††
Short sale expenses	0.00	%††(g)	0.00	%(g)	0.00	% (g)	—		—	—
Portfolio turnover rate	88%		123%		207%		65%		68%	81%
Net assets at end of period (in 000’s)	$189,927		$155,777		$163,884		$205,319		$230,943	$255,631

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.62%.
(g)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

24	MainStay VP Emerging Markets Equity Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amor-

25

Notes to Financial Statements (Unaudited) (continued)

tized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended June 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

26	MainStay VP Emerging Markets Equity Portfolio

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, the Portfolio did not have any open futures contracts.

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional

27

Notes to Financial Statements (Unaudited) (continued)

amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors does not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2017, the Fund did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(O)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks

28	MainStay VP Emerging Markets Equity Portfolio

inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

For example, the Portfolio’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, each Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$488,315	$488,315
Total Return Equity Swap Contracts	Net realized gain (loss) on swap transactions	1,893,466	1,893,466

Total Realized Gain (Loss)		$2,381,781	$2,381,781

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(3,619,529)	$(3,619,529)

Total Change in Unrealized Appreciation (Depreciation)		$(3,619,529)	$(3,619,529)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long (a)	$5,286,630	$5,286,630
Futures Contracts Short (b)	$(3,965,010)	$(3,965,010)
Swap Contracts Long (c)	$58,763,078	$58,763,078
Swap Contracts Short (c)	$(57,326,953)	$(57,326,953)

(a)	Positions were open two months during the reporting period.
(b)	Positions were open one month during the reporting period.
(c)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical,

29

Notes to Financial Statements (Unaudited) (continued)

recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets. Effective May 1, 2017, the Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 1.05% on assets up to $1 billion and 1.025% on assets over $1 billion. Prior to May 1, 2017, the Fund, on behalf of the Portfolio, paid New York Life Investments at the rate of 1.10% up to $1 billion; and 1.09% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 1.08%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,610,323.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,346,204	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

30	MainStay VP Emerging Markets Equity Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $486,661 and $419,992, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	9,398,901	$79,875,533
Shares redeemed	(1,786,093)	(14,835,037)

Net increase (decrease)	7,612,808	$65,040,496

Year ended December 31, 2016:
Shares sold	9,083,670	$64,487,491
Shares issued to shareholders in reinvestment of dividends and distributions	139,940	1,097,408
Shares redeemed	(3,455,425)	(25,436,461)

Net increase (decrease)	5,768,185	$40,148,438

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,260,451	$18,513,783
Shares redeemed	(2,319,226)	(19,266,267)

Net increase (decrease)	(58,775)	$(752,484)

Year ended December 31, 2016:
Shares sold	1,847,412	$12,962,295
Shares issued to shareholders in reinvestment of dividends and distributions	31,753	248,796
Shares redeemed	(4,323,334)	(31,133,570)

Net increase (decrease)	(2,444,169)	$(17,922,479)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay VP Emerging Markets Equity Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744155	MSVPEME10-08/17 (NYLIAC) NI516

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	11.11%	23.05%	12.02%	9.46%	0.86%
Service Class Shares	2/17/2012	10.97	22.74	11.74	9.18	1.11

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
Russell 2000® Growth Index[3]	9.97%	24.40%	13.98%	12.22%
Average Lipper Variable Products Small-Cap Growth Portfolio[4]	11.62	23.60	13.12	11.63

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,111.10	$4.45	$1,020.60	$4.26	0.85%

Service Class Shares	$1,000.00	$1,109.70	$5.75	$1,019.30	$5.51	1.10%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Software	10.3%
Biotechnology	9.9
Electronic Equipment, Instruments & Components	6.8
Health Care Equipment & Supplies	5.0
Chemicals	4.4
Internet Software & Services	4.4
Banks	3.7
Machinery	3.7
Semiconductors & Semiconductor Equipment	3.6
Building Products	3.3
Hotels, Restaurants & Leisure	3.1
Specialty Retail	3.0
Health Care Technology	2.9
Commercial Services & Supplies	2.8
Household Durables	2.5
Pharmaceuticals	2.4
Health Care Providers & Services	2.3
Construction Materials	2.1
Equity Real Estate Investment Trusts (REITs)	2.0
Internet & Direct Marketing Retail	1.8
Insurance	1.6

Airlines	1.4%
Capital Markets	1.4
Aerospace & Defense	1.2
Distributors	1.2
IT Services	1.2
Oil, Gas & Consumable Fuels	1.2
Life Sciences Tools & Services	1.1
Road & Rail	1.1
Auto Components	1.0
Food Products	1.0
Multiline Retail	1.0
Food & Staples Retailing	0.9
Professional Services	0.8
Air Freight & Logistics	0.7
Diversified Consumer Services	0.7
Electrical Equipment	0.7
Communications Equipment	0.6
Textiles, Apparel & Luxury Goods	0.6
Short-Term Investment	1.0
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Quaker Chemical Corp.

2.	Coherent, Inc.

3.	Universal Electronics, Inc.

4.	Waste Connections, Inc.

5.	Summit Materials, Inc. Class A
6.	Synovus Financial Corp.

7.	John Bean Technologies Corp.

8.	Stifel Financial Corp.

9.	JetBlue Airways Corp.

10.	NuVasive, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, and Eric Mintz, CFA, of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Eagle Small Cap Growth Portfolio returned 11.11% for Initial Class shares and 10.97% for Service Class shares. Over the same period, both share classes outperformed the 9.97% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 11.62% return of the Average Lipper2 Variable Products Small-Cap Growth Portfolio for the six months ended June 30, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance was helped by positions in the information technology sector, including select holdings in the electronic equipment, instruments & components industry and the software industry. Solid performance in the industrials sector and, to a lesser extent, in the materials sector also helped the Portfolio’s performance relative to the Russell 2000® Growth Index. The Portfolio’s holdings in the health care sector detracted from relative performance. Despite strong double-digit total returns in the biotechnology industry, the Portfolio held a slightly underweight position in the industry, which led the Portfolio to underperform the even stronger results of biotechnology stocks in the Russell 2000® Index. The financials sector also detracted from relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The information technology sector provided strong absolute performance and strong returns relative to the Russell 2000® Growth Index. The industrials sector was also a solid positive contributor to the Portfolio’s relative performance, with the Portfolio’s positions in the commercial services & supplies industry driving positive results. (Contributions take weightings and total returns into account.) The Portfolio’s materials holdings also performed well on a relative basis, with holdings in the construction materials industry providing strong performance.

During the reporting period, the Portfolio’s health care sector holdings were the greatest detractors from performance relative to the Russell 2000® Growth Index. Portfolio holdings in the biotechnology industry, despite double-digit absolute performance, could not keep up with biotechnology stocks in the Russell 2000® Growth Index and thus weakened relative performance. Soft results in the Portfolio’s financials sector holdings also detracted from relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Electronic equipment company Coherent was a strong contributor to the Portfolio’s absolute performance. The company makes laser-based equipment used in such applications as smartphone and tablet displays. The company continued to benefit from strong orders for its product used in the fabrication of organic light-emitting diode (OLED) displays. OLED displays, in turn, have increasingly been used in next-generation smartphones. The potential for alternative applications of Coherent’s equipment (e.g., in tablets, autos and televisions) may offer the company additional upside over the longer term. Exact Sciences designs and develops molecular diagnostic tests used in cancer screening and was also a strong performer for the Portfolio during the reporting period. Shares rose as the company announced that it had finalized a reimbursement coverage contract with insurance payer UnitedHealthcare for its Cologuard examination product. IPG Photonics, which makes lasers used in research markets such as communications and medical applications, was also a strong contributor to the Portfolio’s absolute performance. The company has benefited from the solid competitive positioning of its high-power lasers as well as from cost advantages generated through efficient vertical integration.

Shares of footwear, apparel and accessories retailer Genesco—a long-term holding in the Portfolio—faced ongoing pressure in a difficult environment as Amazon.com continued to reshape the landscape for retailers. Genesco reduced its earnings guidance, largely reflecting weak traffic trends at shopping malls. The company continued to drive improved results in its e-commerce channel, which we believe may help offset some of the headwinds affecting the company’s traditional brick-and-mortar channel. RSP Permian is an energy exploration-and-production (E&P) operator in the Permian Basin of West Texas. Consistent with the crude oil–driven sell-off in the broader energy sector, the company’s shares declined. Investors focused on a recovery in North American drilling activity, but production cuts by the Organization of the Petroleum Exporting Countries (OPEC) have been slow to reduce elevated inventory levels. We believed that RSP Permian remained well-positioned to benefit from strong economics derived from its acreage portfolio. Alder Pharmaceuticals primarily develops drugs for the treatment of migraines and rheumatoid arthritis. Despite reporting positive Phase III clinical trial data for its migraine therapy, the company’s shares

1.	See footnote on page 5 for more information on the Russell 2000® Growth Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Eagle Small Cap Growth Portfolio

fell when the results were not as compelling as investors had hoped. Although the news was disappointing in the near term, we remain cautiously optimistic given the efficacy of the treatment, particularly in the severely underserved migraine-patient market.

Were there other stocks that were particularly noteworthy during the reporting period?

Other notable contributors to the Portfolio’s performance included aesthetics product companies ZELTIQ Aesthetics and Cynosure as well as pharmaceutical development and manufacturing services provider Patheon. Acquisitions at sizable premiums were announced for each of these companies during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a new position in Teladoc, an industry-leading telemedicine provider. We believe that Teladoc’s services may be widely adopted among plan providers because they add value and are convenient and cost effective.

The Portfolio also purchased a new position in Pegasystems, a provider of platform-based business process management, client-relationship management and case-management software. The company’s versatile product offerings are viewed as some of the best in the industry by its customers as well as research and advisory companies. This perceived value has translated into solid contract wins that we believe may continue in the future.

The Portfolio sold its position in Vitamin Shoppe, which is a specialty retailer of vitamins, nutritional supplements, and health and beauty aids. Evolving competitive pressures have plagued the company in recent periods, as expanding product offerings from conventional retailers and online vendors have continued to encroach on Vitamin Shoppe’s market share.

The Portfolio also sold its position in Gigamon, which designs and develops products and services to help provide customers with visibility and control of network traffic. Shares had dipped earlier in the reporting period when the company prereleased lower-than-anticipated quarterly results, attributing the miss to delays in deal closings. Although initially we were cautiously optimistic that the delays were temporary, we ultimately concluded that it would be prudent to close the position in the absence of near-term catalysts to reaccelerate the stock.

How did the Portfolio’s sector weightings change during the reporting period?

Generally speaking, changes in sector weights tend to be a gradual process, primarily resulting from appreciation or depreciation of existing sector holdings. During the reporting period, we saw the Portfolio’s relative weighting in the health care sector shift from a modestly underweight position to one that was only slightly underweight. This change resulted primarily from the success of some of the Portfolio’s health care positions during the reporting period. As the stocks appreciated, the degree to which the Portfolio was underweight relative to health care stocks in the Russell 2000® Growth Index was reduced. We also saw notable appreciation of some of the Portfolio’s materials sector positions, which moved the Portfolio’s materials weighting from effectively in-line with the Russell 2000® Growth Index to modestly overweight.

During the reporting period, we saw the Portfolio’s relative weighting in the industrials sector shift from an in-line posture to a modestly underweight position relative to the Russell 2000® Growth Index, primarily because of the annual restructuring of the Russell indices. (The process increased the weighting of the industrials sector in the Russell 2000® Growth Index.) As some of the Portfolio’s strong-performing stocks in the information technology sector gave back some ground toward the end of the reporting period, the Portfolio’s overweight position relative to the Russell 2000® Growth Index in information technology decreased but remained modestly overweight.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held overweight positions relative to the Russell 2000® Growth Index in information technology and materials and, to a lesser extent, in the financials and consumer discretionary sectors. As of the same date, the Portfolio held a modestly underweight position relative to the Index in the industrials sector, primarily as a result of the Russell 2000® Growth Index reconstitution. Since Russell reconstitutes its indices every June, it is not unusual to see some dispersion in sector weights at the end of the semiannual reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 1.2%
Hexcel Corp.	83,418	$4,403,636

Air Freight & Logistics 0.7%
Echo Global Logistics, Inc. (a)	129,919	2,585,388

Airlines 1.4%
♦JetBlue Airways Corp. (a)	224,824	5,132,732

Auto Components 1.0%
Visteon Corp. (a)	36,804	3,756,216

Banks 3.7%
Bank of The Ozarks, Inc.	78,764	3,691,669
♦Synovus Financial Corp.	133,030	5,885,247
UMB Financial Corp.	58,396	4,371,524

		13,948,440

Biotechnology 9.9%
Acceleron Pharma, Inc. (a)	73,062	2,220,354
Aimmune Therapeutics, Inc. (a)	123,941	2,548,227
Akebia Therapeutics, Inc. (a)	169,769	2,439,581
Alder Biopharmaceuticals, Inc. (a)	96,822	1,108,612
Atara Biotherapeutics, Inc. (a)	98,625	1,380,750
Biohaven Pharmaceutical Holding Co., Ltd. (a)	108,918	2,722,950
Clovis Oncology, Inc. (a)	32,998	3,089,603
Edge Therapeutics, Inc. (a)	229,555	2,355,234
Exact Sciences Corp. (a)	100,946	3,570,460
Genomic Health, Inc. (a)	60,433	1,967,094
Lexicon Pharmaceuticals, Inc. (a)	134,572	2,213,709
Ligand Pharmaceuticals, Inc. (a)	17,255	2,094,757
Progenics Pharmaceuticals, Inc. (a)	282,609	1,918,915
Sage Therapeutics, Inc. (a)	33,410	2,660,773
Sarepta Therapeutics, Inc. (a)	43,758	1,475,082
TESARO, Inc. (a)	14,698	2,055,662
Ultragenyx Pharmaceutical, Inc. (a)	23,940	1,486,913

		37,308,676

Building Products 3.3%
Builders FirstSource, Inc. (a)	275,395	4,219,051
Masonite International Corp. (a)	64,801	4,892,476
Trex Co., Inc. (a)	49,300	3,335,638

		12,447,165

Capital Markets 1.4%
♦Stifel Financial Corp. (a)	111,654	5,133,851

Chemicals 4.4%
♦Quaker Chemical Corp.	94,452	13,717,264

	Shares	Value
Chemicals (continued)
Sensient Technologies Corp.	36,118	$2,908,582

		16,625,846

Commercial Services & Supplies 2.8%
Ritchie Brothers Auctioneers, Inc.	78,413	2,253,589
♦Waste Connections, Inc.	127,438	8,209,556

		10,463,145

Communications Equipment 0.6%
Infinera Corp. (a)	212,677	2,269,264

Construction Materials 2.1%
♦Summit Materials, Inc., Class A (a)	270,945	7,822,182

Distributors 1.2%
Pool Corp.	37,107	4,362,670

Diversified Consumer Services 0.7%
Bright Horizons Family Solutions, Inc. (a)	34,665	2,676,485

Electrical Equipment 0.7%
Thermon Group Holdings, Inc. (a)	134,814	2,584,384

Electronic Equipment, Instruments & Components 6.8%
Cognex Corp.	45,191	3,836,716
♦Coherent, Inc. (a)	52,259	11,757,752
IPG Photonics Corp. (a)	31,393	4,555,124
Littelfuse, Inc.	13,766	2,271,390
Orbotech, Ltd. (a)	100,272	3,270,873

		25,691,855

Equity Real Estate Investment Trusts (REITs) 2.0%
CubeSmart	39,026	938,185
GEO Group, Inc.	89,674	2,651,660
Physicians Realty Trust	44,982	905,938
Seritage Growth Properties Class A	74,736	3,135,175

		7,630,958

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	31,198	3,341,618

Food Products 1.0%
Snyder’s-Lance, Inc.	111,563	3,862,311

Health Care Equipment & Supplies 5.0%
Integra LifeSciences Holdings Corp. (a)	83,254	4,538,176
♦NuVasive, Inc. (a)	66,586	5,121,795
NxStage Medical, Inc. (a)	135,001	3,384,475
Penumbra, Inc. (a)	23,680	2,077,920

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	39,176	$3,702,915

		18,825,281

Health Care Providers & Services 2.3%
HealthSouth Corp.	59,639	2,886,528
Teladoc, Inc. (a)	98,646	3,423,016
Tivity Health, Inc. (a)	57,786	2,302,772

		8,612,316

Health Care Technology 2.9%
Cotiviti Holdings, Inc. (a)	103,338	3,837,973
Evolent Health, Inc. Class A (a)	73,744	1,869,410
HMS Holdings Corp. (a)	166,793	3,085,671
Omnicell, Inc. (a)	51,230	2,208,013

		11,001,067

Hotels, Restaurants & Leisure 3.1%
Chuy’s Holdings, Inc. (a)	62,110	1,453,374
Dave & Buster’s Entertainment, Inc. (a)	34,302	2,281,426
Penn National Gaming, Inc. (a)	180,683	3,866,616
Planet Fitness, Inc. Class A	180,427	4,211,166

		11,812,582

Household Durables 2.5%
♦Universal Electronics, Inc. (a)	141,549	9,462,551

Insurance 1.6%
Enstar Group, Ltd. (a)	18,394	3,653,968
ProAssurance Corp.	37,527	2,281,642

		5,935,610

Internet & Direct Marketing Retail 1.8%
HSN, Inc.	77,828	2,482,713
Nutrisystem, Inc.	79,130	4,118,717

		6,601,430

Internet Software & Services 4.4%
comScore, Inc. (a)	131,607	3,454,684
Cornerstone OnDemand, Inc. (a)	114,771	4,103,063
LogMeIn, Inc.	36,282	3,791,469
MuleSoft, Inc. Class A (a)	75,000	1,870,500
WebMD Health Corp. (a)	56,197	3,295,954

		16,515,670

IT Services 1.2%
Blackhawk Network Holdings, Inc. (a)	67,545	2,944,962
Everi Holdings, Inc. (a)	206,913	1,506,327

		4,451,289

Life Sciences Tools & Services 1.1%
PRA Health Sciences, Inc. (a)	57,367	4,303,099

Machinery 3.7%
Chart Industries, Inc. (a)	59,032	2,050,181
♦John Bean Technologies Corp.	56,582	5,545,036

	Shares	Value
Machinery (continued)
WABCO Holdings, Inc. (a)	27,684	$3,529,987
Woodward, Inc.	40,064	2,707,525

		13,832,729

Multiline Retail 1.0%
Ollie’s Bargain Outlet Holdings, Inc. (a)	89,593	3,816,662

Oil, Gas & Consumable Fuels 1.2%
RSP Permian, Inc. (a)	134,514	4,340,767

Pharmaceuticals 2.4%
Aclaris Therapeutics, Inc. (a)	73,492	1,993,103
Dermira, Inc. (a)	63,747	1,857,588
Medicines Co. (a)	43,321	1,646,631
Prestige Brands Holdings, Inc. (a)	67,627	3,571,382

		9,068,704

Professional Services 0.8%
WageWorks, Inc. (a)	44,841	3,013,315

Road & Rail 1.1%
Landstar System, Inc.	47,133	4,034,585

Semiconductors & Semiconductor Equipment 3.6%
Ambarella, Inc. (a)	61,201	2,971,309
MACOM Technology Solutions Holdings, Inc. (a)	37,248	2,077,321
MKS Instruments, Inc.	41,558	2,796,853
Nanometrics, Inc. (a)	78,522	1,985,821
Veeco Instruments, Inc. (a)	129,902	3,617,771

		13,449,075

Software 10.3%
Appian Corp. (a)	150,000	2,722,500
Ellie Mae, Inc. (a)	20,914	2,298,658
Guidewire Software, Inc. (a)	73,597	5,056,850
Imperva, Inc. (a)	69,468	3,324,044
Paylocity Holding Corp. (a)	56,181	2,538,257
Pegasystems, Inc.	78,196	4,562,737
PTC, Inc. (a)	76,014	4,189,892
RealPage, Inc. (a)	120,515	4,332,514
Tableau Software, Inc. Class A (a)	45,141	2,765,789
Take-Two Interactive Software, Inc. (a)	47,005	3,449,227
Ultimate Software Group, Inc. (a)	17,109	3,593,916

		38,834,384

Specialty Retail 3.0%
Burlington Stores, Inc. (a)	33,883	3,116,897
Camping World Holdings, Inc. Class A	73,755	2,275,342
Genesco, Inc. (a)	63,105	2,139,260
MarineMax, Inc. (a)	198,017	3,871,232

		11,402,731

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 0.6%
Steven Madden, Ltd. (a)	56,728	$2,266,284

Total Common Stocks (Cost $298,175,777)		373,626,953

	Principal Amount
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $3,847,361 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 9/30/21, with a Principal Amount of $3,850,000 and a Market Value of $3,927,705)	$3,847,323	3,847,323

Total Short-Term Investment (Cost $3,847,323)		3,847,323

Total Investments (Cost $302,023,100) (b)	100.4%	377,474,276
Other Assets, Less Liabilities	(0.4)	(1,688,914)
Net Assets	100.0%	$375,785,362
(a)	Non-income producing security.

(b)	As of June 30, 2017, cost was $302,850,633 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$92,024,222
Gross unrealized depreciation	(17,400,579)

Net unrealized appreciation	$74,623,643

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$373,626,953	$—	$—	$373,626,953
Short-Term Investment
Repurchase Agreement	—	3,847,323	—	3,847,323

Total Investments in Securities	$373,626,953	$3,847,323	$—	$377,474,276

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $302,023,100)	$377,474,276
Receivables:
Dividends and interest	100,795
Fund shares sold	79,943
Other assets	2,016

Total assets	377,657,030

Liabilities
Payables:
Investment securities purchased	1,395,618
Manager (See Note 3)	252,059
Fund shares redeemed	144,989
Shareholder communication	28,269
Professional fees	24,192
NYLIFE Distributors (See Note 3)	16,432
Custodian	5,754
Trustees	633
Accrued expenses	3,722

Total liabilities	1,871,668

Net assets	$375,785,362

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,196
Additional paid-in capital	269,938,073

269,966,269
Net investment loss	(1,160,392)
Accumulated net realized gain (loss) on investments	31,528,309
Net unrealized appreciation (depreciation) on investments	75,451,176

Net assets	$375,785,362

Initial Class
Net assets applicable to outstanding shares	$295,865,131

Shares of beneficial interest outstanding	22,131,260

Net asset value per share outstanding	$13.37

Service Class
Net assets applicable to outstanding shares	$79,920,231

Shares of beneficial interest outstanding	6,064,377

Net asset value per share outstanding	$13.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$473,044
Interest	855

Total income	473,899

Expenses
Manager (See Note 3)	1,477,907
Distribution/Service—Service Class (See Note 3)	93,492
Professional fees	31,817
Shareholder communication	29,316
Trustees	4,539
Custodian	3,455
Miscellaneous	8,730

Total expenses	1,649,256

Net investment income (loss)	(1,175,357)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	14,120,844
Net change in unrealized appreciation (depreciation) on investments	25,412,394

Net realized and unrealized gain (loss) on investments	39,533,238

Net increase (decrease) in net assets resulting from operations	$38,357,881

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,175,357)	$(1,633,575)
Net realized gain (loss) on investments	14,120,844	18,288,067
Net change in unrealized appreciation (depreciation) on investments	25,412,394	15,415,605

Net increase (decrease) in net assets resulting from operations	38,357,881	32,070,097

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(14,860,374)
Service Class	—	(3,493,789)

Total distributions to shareholders	—	(18,354,163)

Capital share transactions:
Net proceeds from sale of shares	14,081,256	31,463,470
Net asset value of shares issued to shareholders in reinvestment of distributions	—	18,354,163
Cost of shares redeemed	(29,162,759)	(101,739,186)

Increase (decrease) in net assets derived from capital share transactions	(15,081,503)	(51,921,553)

Net increase (decrease) in net assets	23,276,378	(38,205,619)

Net Assets
Beginning of period	352,508,984	390,714,603

End of period	$375,785,362	$352,508,984

Net investment Income (loss) at end of period	$(1,160,392)	$14,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,							February 17, 2012** through December 31,
Initial Class	2017*		2016		2015		2014		2013	2012
Net asset value at beginning of period	$12.03		$11.53		$13.33		$13.07		$9.99	$10.00

Net investment income (loss)	(0.04	)(a)	(0.05	)(a)	(0.07	)(a)	(0.04	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.38		1.19		(0.09)		0.36		3.12	(0.03)

Total from investment operations	1.34		1.14		(0.16)		0.32		3.09	(0.01)

Less dividends and distributions:
From net investment income	—		—		—		—		(0.01)	—
From net realized gain on investments	—		(0.64)		(1.64)		(0.06)		—	—

Total dividends and distributions	—		(0.64)		(1.64)		(0.06)		(0.01)	—

Net asset value at end of period	$13.37		$12.03		$11.53		$13.33		$13.07	$9.99

Total investment return (b)	11.14	% (c)	10.01%		(0.91%)		2.52%		30.89%	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59	%)††	(0.41%)		(0.53%)		(0.30%)		(0.27%)	0.22	% ††
Net expenses	0.85	% ††	0.86%		0.85%		0.85%		0.85%	0.86	% ††
Portfolio turnover rate	20%		36%		50%		51%		41%	78%
Net assets at end of period (in 000’s)	$295,865		$282,378		$319,580		$343,965		$430,114	$272,908

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,							February 17, 2012** through December 31,
Service Class	2017*		2016		2015		2014		2013	2012
Net asset value at beginning of period	$11.88		$11.42		$13.25		$13.02		$9.97	$10.00

Net investment income (loss)	(0.05	)(a)	(0.07	)(a)	(0.10	)(a)	(0.07	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	1.35		1.17		(0.09)		0.36		3.11	(0.02)

Total from investment operations	1.30		1.10		(0.19)		0.29		3.05	(0.03)

Less dividends and distributions:
From net realized gain on investments	—		(0.64)		(1.64)		(0.06)		—	—

Net asset value at end of period	$13.18		$11.88		$11.42		$13.25		$13.02	$9.97

Total investment return (b)	10.94	% (c)	9.73%		(1.16%)		2.27%		30.56%	(0.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.85	%)††	(0.66%)		(0.79%)		(0.55%)		(0.51%)	(0.09	%)††
Net expenses	1.10	% ††	1.11%		1.10%		1.10%		1.10%	1.11	% ††
Portfolio turnover rate	20%		36%		50%		51%		41%	78%
Net assets at end of period (in 000’s)	$79,920		$70,131		$71,135		$61,536		$58,716	$45,318

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things. Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fiar valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are

18	MainStay VP Eagle Small Cap Growth Portfolio

often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and divi-

19

Notes to Financial Statements (Unaudited) (continued)

dends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.81%. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets in excess of $1 billion. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2017, the effective management fee rate was 0.81%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,477,907.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$18,354,163

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or

20	MainStay VP Eagle Small Cap Growth Portfolio

different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $73,232 and $88,797, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	283,082	$3,647,583
Shares redeemed	(1,621,016)	(20,810,292)

Net increase (decrease)	(1,337,934)	$(17,162,709)

Year ended December 31, 2016:
Shares sold	1,760,298	$19,300,751
Shares issued to shareholders in reinvestment of dividends and distributions	1,271,981	14,860,374
Shares redeemed	(7,275,998)	(82,510,002)

Net increase (decrease)	(4,243,719)	$(48,348,877)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	821,434	$10,433,673
Shares redeemed	(662,573)	(8,352,467)

Net increase (decrease)	158,861	$2,081,206

Year ended December 31, 2016:
Shares sold	1,069,875	$12,162,719
Shares issued to shareholders in reinvestment of dividends and distributions	302,811	3,493,789
Shares redeemed	(1,697,325)	(19,229,184)

Net increase (decrease)	(324,639)	$3,572,676

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743130	MSVPESCG10-08/17 (NYLIAC) NI515

MainStay VP VanEck Global Hard

Assets Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	–16.18%	–6.56%	–4.13%	–7.47%	0.94%

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
S&P North American Natural Resources Sector Index[2]	–11.04%	–2.62%	0.13%	–2.71%
S&P 500® Index[3]	9.34	17.90	14.63	13.75
Average Lipper Variable Products Natural Resources Portfolio[4]	–10.11	–2.01	–1.47	–4.39

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P North American Natural Resources Sector Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP VanEck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$838.20	$4.28	$1,020.10	$4.71	0.94%

1.	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP VanEck Global Hard Assets Portfolio

Country Composition as of June 30, 2017 (Unaudited)

United States	69.7%
Canada	17.2
Switzerland	7.5
United Kingdom	1.6
France	1.2
Luxembourg	1.1
Bermuda	0.8
South Africa	0.8
Other Assets, Less Liabilities	0.1

100.0%

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Glencore PLC

2.	Parsley Energy, Inc.

3.	EOG Resources, Inc.

4.	Pioneer Natural Resources Co.

5.	Concho Resources, Inc.

6.	Diamondback Energy, Inc.

7.	Patterson-UTI Energy, Inc.

8.	Teck Resources, Ltd. Class B

9.	First Quantum Minerals, Ltd.

10.	Agnico Eagle Mines, Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of VanEck Associates Corporation (“VanEck”), the Portfolio’s Subadvisor.

How did MainStay VP VanEck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP VanEck Global Hard Assets Portfolio returned –16.18% for Initial Class shares. Over the same period, the Portfolio underperformed the –11.04% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s primary benchmark; the 9.34% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio; and the –10.11% return of the Average Lipper2 Variable Products Natural Resources Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Among the key contributors to the Portfolio’s underperformance relative to the S&P North American Natural Resources Sector Index were overweight positions and underperformance in the oil & gas exploration & production, oil & gas drilling, and copper subindustries. (Contributions take weightings and total returns into account.)

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

During the reporting period, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were integrated oil & gas, forest products, and oil & gas storage & transportation. Although the Portfolio had no exposure to the integrated oil & gas subindustry during the reporting period, this positioning helped relative performance because the subindustry underperformed the Index.

The subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, oil & gas drilling, and copper.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s three strongest-contributing individual positions were forest products company Louisiana-Pacific, diversified metals & mining company Glencore, and gold mining company Kinross Gold. Louisiana-Pacific benefited from strong prices for oriented strand board (OSB). Glencore benefited from commodity price support, good earnings, and continued and expanded strategic structural optimization. Kinross Gold benefited from its continued focus on cost reduction and from operational performance that met expectations.

The Portfolio’s weakest contributing companies were oil & gas drilling company Nabors and two oil & gas exploration & production companies, PDC Energy and Cimarex Energy. Each of these companies suffered from the decline in crude oil prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio established significant new positions in oil & gas equipment & services companies ProPetro Holding and Forum Energy Technologies and in gold mining company IAMGOLD.

The Portfolio’s largest sales during the reporting period included exiting entire positions in oil & gas exploration & production companies Hess and SM Energy and reducing the Portfolio’s position in oil & gas equipment & services company Halliburton.

How did the Portfolio’s subindustry weightings change during the reporting period?

On both an absolute and relative basis, the Portfolio sizably decreased its weighting in the oil & gas exploration & production subindustry. The Portfolio also reduced its weighting in the oil & gas drilling subindustry on both an absolute and a relative basis.

On both an absolute and a relative basis, the Portfolio increased its weightings in the gold and diversified metals & mining subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position relative to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation subindustry. The Portfolio also had an underweight position in the oil & gas refining & marketing subindustry.

As of June 30, 2017, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the diversified metals & mining, gold, and oil & gas drilling subindustries.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP VanEck Global Hard Assets Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 93.0%†
Bermuda 0.8%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	125,800	$2,799,050

Canada 17.2%
♦Agnico Eagle Mines, Ltd. (Metals & Mining)	253,793	11,450,328
Agrium, Inc. (Chemicals)	100,500	9,094,245
Barrick Gold Corp. (Metals & Mining)	268,000	4,263,880
♦First Quantum Minerals, Ltd. (Metals & Mining)	1,426,500	12,067,169
Goldcorp, Inc. (Metals & Mining)	167,800	2,166,298
IAMGOLD Corp. (Metals & Mining) (a)	474,800	2,449,968
Kinross Gold Corp. (Metals & Mining) (a)	1,008,300	4,103,781
New Gold, Inc. (Metals & Mining) (a)	590,500	1,877,790
♦Teck Resources, Ltd. Class B (Metals & Mining)	697,400	12,085,942

		59,559,401

France 1.2%
Vallourec S.A. (Energy Equipment & Services) (a)	672,500	4,085,501

Luxembourg 1.1%
Tenaris S.A., ADR (Energy Equipment & Services)	125,900	3,920,526

South Africa 0.8%
Petra Diamonds, Ltd. (Metals & Mining) (a)	1,957,300	2,783,819

Switzerland 7.5%
♦Glencore PLC (Metals & Mining) (a)	5,303,430	19,838,198
Weatherford International PLC (Energy Equipment & Services) (a)	1,552,000	6,006,240

		25,844,438

United Kingdom 1.6%
Randgold Resources, Ltd., ADR (Metals & Mining)	61,800	5,466,828

United States 62.8%
Callon Petroleum Co. (Oil, Gas & Consumable Fuels) (a)	276,700	2,935,787
CF Industries Holdings, Inc. (Chemicals)	257,700	7,205,292
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	106,900	10,049,669
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	106,900	12,991,557

	Shares	Value
United States (continued)
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	496,300	$7,414,722
♦Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	144,500	12,833,045
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	144,500	13,080,140
Forum Energy Technologies, Inc. (Energy Equipment & Services) (a)	100,100	1,561,560
Freeport-McMoRan, Inc. (Metals & Mining) (a)	345,500	4,149,455
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	182,000	3,740,100
Halliburton Co. (Energy Equipment & Services)	232,000	9,908,720
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	50,300	1,150,361
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	322,400	3,391,648
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	327,000	7,883,970
Nabors Industries, Ltd. (Energy Equipment & Services)	1,086,900	8,847,366
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	314,300	8,944,978
Newmont Mining Corp. (Metals & Mining)	339,700	11,002,883
♦Parsley Energy, Inc., Class A (Oil, Gas & Consumable Fuels) (a)	502,700	13,949,925
♦Patterson-UTI Energy, Inc. (Energy Equipment & Services)	609,600	12,307,824
PDC Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	169,800	7,320,078
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	81,500	13,005,770
ProPetro Holding Corp. (Energy Equipment & Services) (a)	288,900	4,033,044
RSP Permian, Inc. (Oil, Gas & Consumable Fuels) (a)	137,100	4,424,217
Schlumberger, Ltd. (Energy Equipment & Services)	151,700	9,987,928
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	652,400	2,590,028
Steel Dynamics, Inc. (Metals & Mining)	232,300	8,318,663
Sunrun, Inc. (Electrical Equipment) (a)	238,700	1,699,544
Superior Energy Services, Inc. (Energy Equipment & Services) (a)	465,100	4,850,993
Tyson Foods, Inc., Class A (Food Products)	56,600	3,544,858
Union Pacific Corp. (Road & Rail)	43,100	4,694,021

		217,818,146

Total Common Stocks (Cost $352,782,795)		322,277,709

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 6.9%
Repurchase Agreement 6.9%
United States 6.9%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $23,920,067 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 9/30/21, with a Principal Amount of $23,920,000 and a Market Value of $24,402,777)	$23,919,828	$23,919,828

Total Short-Term Investment (Cost $23,919,828)		23,919,828

Total Investments (Cost $376,702,623) (b)	99.9%	346,197,537
Other Assets, Less Liabilities	0.1	473,404
Net Assets	100.0%	$346,670,941
(a)	Non-income producing security.

(b)	As of June 30, 2017, cost was $385,252,724 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$35,318,972
Gross unrealized depreciation	(74,374,159)

Net unrealized depreciation	$(39,055,187)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$322,277,709	$—	$—	$322,277,709
Short-Term Investment
Repurchase Agreement	—	23,919,828	—	23,919,828

Total Investments in Securities	$322,277,709	$23,919,828	$—	$346,197,537

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, certain foreign equity securities with a market value of $25,144,278 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. ( See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP VanEck Global Hard Assets Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Capital Markets	$23,919,828	6.9%
Chemicals	16,299,537	4.7
Electrical Equipment	1,699,544	0.5
Energy Equipment & Services	65,509,702	18.9
Equity Real Estate Investment Trusts (REITs)	1,150,361	0.3
Food Products	3,544,858	1.0
Metals & Mining	102,025,002	29.4
Oil, Gas & Consumable Fuels	119,470,714	34.5
Paper & Forest Products	7,883,970	2.3
Road & Rail	4,694,021	1.4

	346,197,537	99.9
Other Assets, Less Liabilities	473,404	0.1

Net Assets	$346,670,941	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $376,702,623)	$346,197,537
Cash	42,756
Receivables:
Investment securities sold	684,163
Dividends and interest	267,237
Fund shares sold	87,287
Other assets	2,428

Total assets	347,281,408

Liabilities
Payables:
Fund shares redeemed	286,706
Manager (See Note 3)	255,432
Professional fees	29,536
Shareholder communication	28,689
Custodian	4,086
Trustees	783
Accrued expenses	5,235

Total liabilities	610,467

Net assets	$346,670,941

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,941
Additional paid-in capital	551,117,738

551,171,679
Net investment loss	(233,645)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(173,762,007)
Net unrealized appreciation (depreciation) on investments	(30,505,086)

Net assets	$346,670,941

Initial Class
Net assets applicable to outstanding shares	$346,670,941

Shares of beneficial interest outstanding	53,941,486

Net asset value per share outstanding	$6.43

12	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,608,509
Interest	3,879

Total income	1,612,388

Expenses
Manager (See Note 3)	1,772,720
Shareholder communication	37,308
Professional fees	34,334
Trustees	5,436
Custodian	4,980
Miscellaneous	10,205

Total expenses	1,864,983

Net investment income (loss)	(252,595)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(11,872,786)
Foreign currency transactions	(2,769)

Net realized gain (loss) on investments and foreign currency transactions	(11,875,555)

Net change in unrealized appreciation (depreciation) on:
Investments	(55,075,464)
Translation of other assets and liabilities in foreign currencies	87

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(55,075,377)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(66,950,932)

Net increase (decrease) in net assets resulting from operations	$(67,203,527)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $46,607.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(252,595)	$(471,888)
Net realized gain (loss) on investments and foreign currency transactions	(11,875,555)	(52,089,740)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(55,075,377)	196,405,570

Net increase (decrease) in net assets resulting from operations	(67,203,527)	143,843,942

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,505,721)

Capital share transactions:
Net proceeds from sale of shares	26,124,181	61,767,884
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,505,721
Cost of shares redeemed	(45,141,001)	(105,543,449)
Increase (decrease) in net assets derived from capital share transactions	(19,016,820)	(41,269,844)

Net increase (decrease) in net assets	(86,220,347)	100,068,377

Net Assets

Beginning of period	432,891,288	332,822,911

End of period	$346,670,941	$432,891,288

(Net investment loss) undistributed net Investment Income at end of period	$(233,645)	$18,950

14	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,					February 17, 2012** through December 31,
Initial Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$7.67		$5.38		$8.06	$9.97	$9.08	$10.00

Net investment income (loss)	(0.00	)‡	(0.01)		0.04	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	(1.24)		2.34		(2.69)	(1.91)	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	(1.24)		2.33		(2.65)	(1.87)	1.00	(0.92)

Less dividends:
From net investment income	—		(0.04)		(0.03)	(0.04)	(0.11)	—

Net asset value at end of period	$6.43		$7.67		$5.38	$8.06	$9.97	$9.08

Total investment return (a)	(16.17	%)(b)	43.33%		(32.96%)	(18.81%)	10.96%	(9.20	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13	%)††	(0.12	%)(c)	0.57%	0.38%	0.46%	0.98	% ††
Net expenses	0.94	% ††	0.93	% (d)	0.93%	0.93%	0.93%	0.94	% ††
Portfolio turnover rate	7%		40%		21%	33%	31%	24%
Net assets at end of period (in 000’s)	$346,671		$432,891		$332,823	$466,515	$591,890	$608,978

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP VanEck Global Hard Assets Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

16	MainStay VP VanEck Global Hard Assets Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, no foreign equity securities held by the Portfolio were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent

17

Notes to Financial Statements (Unaudited) (continued)

the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by

18	MainStay VP VanEck Global Hard Assets Portfolio

ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. VanEck Associates Corporation (“VanEck” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and VanEck, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $1 billion; and 0.88% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.89%.

19

Notes to Financial Statements (Unaudited) (continued)

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,772,720.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$2,505,721	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $25,609 and $57,574, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	3,653,411	$26,124,181
Shares redeemed	(6,169,781)	(45,141,001)

Net increase (decrease)	(2,516,370)	$(19,016,820)

Year ended December 31, 2016:
Shares sold	10,064,583	$61,767,884
Shares issued to shareholders in reinvestment of dividends and distributions	341,318	2,505,721
Shares redeemed	(15,788,390)	(105,543,449)

Net increase (decrease)	(5,382,489)	$(41,269,844)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP VanEck Global Hard Assets Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

21

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743160	MSVPVEG10-08/17 (NYLIAC) NI533

MainStay VP Janus Henderson Balanced Portfolio

(Formerly known as MainStay VP Janus Balanced Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	8.33%	13.84%	9.65%	8.81%	0.59%
Service Class Shares	2/17/2012	8.20	13.55	9.38	8.54	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
S&P 500® Index[3]	9.34%	17.90%	14.63%	13.75%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	2.27	–0.31	2.21	2.42
Janus Balanced Composite Index[5]	6.12	9.41	9.01	8.65
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[6]	6.59	9.96	7.50	7.15

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-
backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,083.30	$3.00	$1,021.90	$2.91	0.58%

Service Class Shares	$1,000.00	$1,082.00	$4.28	$1,020.70	$4.16	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 4/1/34–5/1/56

2.	United States Treasury Notes, 1.25%–2.375%, due 5/31/19–5/15/27

3.	Microsoft Corp.

4.	Boeing Co.

5.	Mastercard, Inc. Class A
6.	Altria Group, Inc.

7.	Alphabet, Inc. Class C

8.	United States Treasury Bonds, 2.25%–3.00%, due 8/15/46–2/15/47

9.	CME Group, Inc.

10.	Amgen, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Janus Henderson Balanced Portfolio returned 8.33% for Initial Class shares and 8.20% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and outperformed the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2017, both share classes outperformed the 6.12% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and the 6.59% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective on or about June 5, 2017, the name of the Portfolio changed from MainStay VP Janus Balanced Portfolio to MainStay VP Janus Henderson Balanced Portfolio in connection with a change in the control of the Subadvisor’s parent company. For more information on this change, see the Supplement dated June 2, 2017, and the Information Statement dated June 5, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance relative to the S&P 500® Index during the reporting period was largely the result of the Portfolio’s composition as compared to the Index. The Portfolio’s primary benchmark consists entirely of large-cap U.S. stocks, while the Portfolio may invest in domestic and foreign debt and equity securities. During the reporting period, investment-grade fixed-income securities in the aggregate tended to underperform large-cap U.S. stocks by a substantial margin. During the reporting period, however, the Portfolio outperformed the Janus Balanced Composite Index, which better reflects the composition of the Portfolio.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500® Index. At the sector level, stock selection in industrials drove outperformance relative to the Index in the equity portion of the Portfolio. Security selection in the consumer discretionary sector also helped relative performance in the equity portion of the Portfolio. The equity portion of the Portfolio had a significantly underweight position relative to the Index in the poor-performing energy sector, which also proved beneficial. While the equity portion of the Portfolio has cautiously added energy holdings, we remained wary of the sector’s ability to secure dividend payouts, and we remained comfortable with an underweight equity position in the sector. Incremental returns on capital are too low, in our view, and we believe that many energy companies still need to improve their balance sheets. The equity portion of the Portfolio had a zero weighting in the telecommunication services sector, which has been negatively affected by increased price competition. This positioning further aided the relative performance of the equity portion of the Portfolio because the telecommunication services sector detracted from the returns of the Index during the reporting period. Stock selection in the financials, consumer staples and materials sectors detracted from relative performance in the equity portion of the Portfolio.

During the reporting period, the fixed-income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The outperformance was largely driven by the Portfolio’s positioning in U.S. Treasury securities, primarily because of yield-curve3 positioning. An overweight allocation relative to the Index in the long bond proved beneficial as the yield curve flattened. In the fixed-income portion of the Portfolio, positioning in corporate credit also contributed positively to relative performance. (Contributions take weightings and total returns into account.) An overweight allocation to investment-grade credit benefited results in the fixed-income portion of the Portfolio as spreads tightened, and our security selection was particularly strong. Our emphasis on owning fixed-income securities in the lowest tier of investment-grade ratings also aided the relative performance of the fixed-income portion of the Portfolio, as these “riskier” assets performed well during the reporting period. For similar reasons, an out-of-index allocation to high-yield bonds contributed positively to performance in the fixed-income portion of the Portfolio. Our continued focus on securities that provided greater spread carry4 than the Bloomberg Barclays U.S. Aggregate Bond Index further supported results.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. Carry is a measure of excess income generated by the Portfolio’s holdings.

8	MainStay VP Janus Henderson Balanced Portfolio

Which sectors were the strongest contributors to the relative performance of the equity portion of the Portfolio, and which sectors were particularly weak?

Favorable stock selection made industrials the strongest-contributing sector relative to the S&P 500® Index in the equity portion of the Portfolio. The energy sector was the second-strongest-contributing sector relative to the Index, primarily because the equity portion of the Portfolio held an underweight position in the poor-performing sector. Even so, the energy sector generated negative total returns in the equity portion of the Portfolio. Strong stock selection in the consumer discretionary sector made it the next-strongest-contributing equity sector relative to the S&P 500® Index.

In the equity portion of the Portfolio, financials was the weakest-contributing sector relative to the S&P 500® Index, followed by consumer staples and materials. In each case, the weakness was due to stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

During the reporting period, aerospace & defense company Boeing was the strongest positive contributor to absolute performance in the equity portion of the Portfolio. Global air traffic has continued to grow, which has resulted in more wear and tear on jets and faster replacement of planes. These factors provided a favorable backdrop for the company’s commercial airline business. In addition, the debut of Boeing’s 737 MAX narrow-body aircraft was well received by investors. The defense sector, which accounts for roughly 30% to 40% of Boeing’s business, also boosted the stock during the reporting period. We liked Boeing’s ability to generate free cash flow, which management often returns to shareholders. We also appreciated the company’s recent dividend increase.

CSX Corp., a leading railroad company in North America, was the second-strongest positive contributor to absolute performance in the equity portion of the Portfolio. Positive sentiment surrounded the railroad company’s improving operational efficiency, and the company’s newly appointed CEO was well received by many investors. Overall rail volume remained generally positive, and we believed that industry fundamentals could provide a favorable backdrop for revenues. As CSX focused on improving its customer service and reliability, we also believed that the company could convince more shippers to use railway services rather than trucking services.

Software company Adobe Systems was also a positive contributor to absolute performance in the equity portion of the Portfolio. Our investment thesis was validated as the company’s shift from a licensed-software model to a recurring revenue, subscription-based model continued to accelerate, providing greater predictability of earnings and cash flow. Additionally, Omniture, the company’s online marketing tool, had better-than-expected growth during the reporting period.

Private-label credit card issuer Synchrony Financial was the weakest contributor to absolute performance in the equity portion of the Portfolio. The stock declined amid general weakness in retail during the reporting period and heightened loss provisions. Given Synchrony’s strong recent growth, increased loss provisions were widely expected; but the reported increase exceeded expectations and hurt credibility among investors. We trimmed the Portfolio’s position in the stock during the reporting period, but we continued to believe that the company provided a valuable service to retailers. We also appreciated the meaningful return on equity to investors.

National grocery-store chain Kroger was another weak contributor that generated a negative return for the equity portion of the Portfolio. To offset competitive threats and new entrants in certain markets, Kroger had aggressively lowered prices. This change, combined with a larger-than-expected LIFO charge as food prices began to rise during the reporting period, ultimately lowered the company’s earnings guidance. Late in the reporting period, Amazon.com’s announced acquisition of Whole Foods hurt stock prices for other supermarkets across the board. We believed that the capital investments Kroger is making in new and existing stores, as well as in its supply chain, could eventually lead to higher free cash flow per share. We are, however, concerned about the increased competition from a number of players and are closely monitoring the stock.

Toy manufacturer Mattel was also a weak contributor that generated a negative return for the equity portion of the Portfolio. Early in the year, the toy company named former Google executive Margaret Georgiadis as the new CEO. The stock suffered from a series of decisions made by new management, including reducing the dividend, increasing investment in technology and lowering revenue guidance for 2017. While these decisions hurt the stock price in the short term, we believed that management was taking the right steps to improve the business over the long term. We also liked Mattel’s brand lineup, which we believe leaves the company well- positioned in a healthy industry.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio purchased a position in Lam Research Corporation, a designer, manufacturer and servicer of semiconductor processing equipment. The company has benefited from the widespread adoption of computing devices as everyday objects. We believed that the market for semiconductors could remain strong and that the equipment supplied by the company could remain in high demand.

9

The equity portion of the Portfolio also purchased a position in insurance company Progressive, which has been able to provide better rates than competing insurers, primarily because competitors have recently incurred higher loss rates that are passed along to consumers. Progressive has also successfully bundled their flagship automotive insurance policies with other insurance services, such as home and marine. We believed that their bundling strategy could add to profits over time.

The equity portion of the Portfolio sold discount-store operator Dollar Tree. While our price target was met following the company’s acquisition of Family Dollar, our primary reason for closing the position was to reduce exposure to general merchandise retailers in the equity portion of the Portfolio. We remained concerned with the general deterioration of the U.S. retail sector. We were also concerned with the Trump administration’s proposed border adjustment tax that could negatively affect retailers, particularly the lower-cost goods that Dollar Tree sells.

The equity portion of the Portfolio sold media and entertainment company Time Warner, as our investment thesis was disrupted after AT&T announced plans to acquire the company. The deal has been in review by the Department of Justice, and the Portfolio exited the position after achieving considerable price appreciation on news of the acquisition.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio decreased its exposure to the financials and consumer discretionary sectors. Over the same period, the equity portion of the Portfolio increased its exposure to information technology and energy.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the equity portion of the Portfolio held overweight positions relative to the S&P 500® Index in the consumer discretionary and industrials sectors. As of the same date, the equity portion of the Portfolio held an underweight position in energy and had no exposure to utilities or telecommunication services.

What was the duration5 strategy of the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio added duration during the reporting period, but we maintained a cautious stance on interest rates. The duration of corporate credit was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index; however, the fixed-income portion of the Portfolio held an overweight allocation to corporate credit, which led to a higher duration contribution. U.S. Treasury duration in the fixed-income portion of the Portfolio was also longer than that of the Index. The duration contribution from U.S. Treasury securities, however, was underweight in relation to the benchmark because the fixed-income portion of the Portfolio held an underweight allocation to the asset class. As of June 30, 2017, the duration of the fixed-income portion of the Portfolio was 5.97 years, or 101% of the duration of the Index.

Overall, yield-curve positioning had a negative impact on the performance of the fixed-income portion of the Portfolio relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Our focus on shorter- and intermediate-dated corporate credit and our bank loan exposure weighed on results. Many longer-dated benchmark constituents—which benefited as long-term rates declined—outperformed the shorter-dated holdings in the fixed-income portion of the Portfolio. In the fixed-income portion of the Portfolio, yield-curve positioning in U.S. Treasury securities partially offset these losses. An overweight allocation to longer-term bonds proved beneficial as the yield curve flattened during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

While we added duration to the fixed-income portion of the Portfolio during the reporting period, exposure to U.S. Treasury securities remained relatively low, in the context of the Portfolio’s historical range. We believed that the pace of inflation would slow, which led us to close a position in Treasury Inflation-Protected Securities (TIPS) early in the reporting period. As the reporting period progressed, we grew increasingly mindful of the potential for an economic slowdown. We believed that the Federal Reserve’s eagerness to see interest rates rise above historical lows presented an opportunity for policy error—particularly amid flagging inflation data and uninspiring growth. In our view, the lack of inflation was concerning, and the odds of the reflation trade returning were greatly reduced. The U.S. rate market had begun to price in a slower-growth outlook, which would be less of a tailwind for risk markets. Even so, investors continued to express interest in equities and corporate credit. We found this disconnect concerning, along with the general complacency prevalent across markets, because any shift in sentiment would likely come with increased volatility.

At the same time, we were wary of how far the credit cycle had advanced and how far spreads had tightened. We continued to seek opportunities in corporate credit; however, we reduced the Portfolio’s exposure to sectors that we believed were exhibiting poor fundamentals, particularly those that we felt would be likely

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay VP Janus Henderson Balanced Portfolio

to engage in mergers and acquisitions. We increased the Portfolio’s emphasis on non-cyclical companies that we believed had the ability to generate sustainable free cash flow even in an economic downturn. The fixed-income portion of the Portfolio also added to its positions in certain higher-rated investment-grade issuers during the reporting period. Specifically within the financials sector, we rotated out of subordinated debt and into the senior portion of the capital structure. As the premium for owning subordinated debt within financials diminished, we continued to believe that many of the best risk-adjusted opportunities resided higher in the capital structure. We also trimmed some of the Portfolio’s bank hybrid and preferred holdings on realized valuation.

During the reporting period, which market segments made the strongest positive contributions to the relative performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The fixed-income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Outperformance was largely driven by the Portfolio’s positioning in U.S. Treasury securities, mainly because of yield-curve positioning. An overweight allocation relative to the Index in longer-term bonds proved beneficial as the yield curve flattened. Positioning in corporate credit also contributed positively to the relative performance of the fixed-income portion of the Portfolio. A relative overweight allocation to investment-grade credit benefited performance as spreads tightened, and our security selection was particularly strong. The fixed-income portion of the Portfolio emphasized owning securities in the lowest tier of investment-grade ratings, which also aided relative performance, as “riskier” investment-grade assets performed well during the reporting period. For similar reasons, an out-of-index allocation to high-yield bonds contributed positively to the relative performance of the fixed-income portion of the Portfolio. With long-term rates rallying, however, limited exposure to long-duration corporate bonds partially offset these gains. A continued focus on securities that provide greater spread carry than the Portfolio’s fixed-income benchmark further supported results.

Despite generating positive returns, an out-of-index position in bank loans (an asset class with no rate duration) detracted from the relative performance of the fixed-income portion of the Portfolio. Many benchmark constituents, which benefited from price appreciation as long-term rates declined, performed better. Government-related debt, which includes government agency debt as well as debt issued by state-owned entities, also detracted. This was due to a significantly underweight allocation to the asset class in the fixed-income portion of the Portfolio. The fixed-income portion of the Portfolio did not own securities of certain Mexico-domiciled issuers that performed well during the reporting period and that were a part of the Index.

On a credit sector basis, strong relative contributors to the performance of the fixed-income portion of the Portfolio included banking and brokerage, asset managers and exchanges. Financials generally benefited from the prospect of a more relaxed regulatory environment under the Trump administration and from rising interest rates, which help pad net interest income. The fixed-income portion of the Portfolio held overweight positions relative to the Index in both sectors, which proved beneficial. Within banking, security selection further aided the relative outperformance of the fixed-income portion of the Portfolio, largely because of preferred exposure and bank hybrids, which tend to behave much like high-yield corporate credit.

In the fixed-income portion of the Portfolio, security selection also helped in brokerage, asset managers and exchanges. Two financial related issuers, Neuberger Berman and Raymond James Financial, were among the top individual corporate credit contributors on a relative basis. Neuberger Berman benefited from solid first quarter earnings results and increased liquidity after the company issued a bond in the first quarter. Although we continued to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed the Portfolio’s position. Regarding Raymond James, we liked the stability of the company’s business model and appreciated the management team’s conservative approach to balance sheet management. Standard & Poor’s upgraded the company’s credit rating during the reporting period, and the company is under review for an upgrade at Moody’s.

Relative sector detractors included electric utilities and media entertainment. Both sectors modestly detracted from the performance of the fixed-income portion of the Portfolio, largely because of the Portfolio’s yield-curve positioning. Although no single issuer detracted materially from relative performance, shorter-dated exposure in these sectors meant that the fixed-income portion of the Portfolio was unable to benefit from declining long-term rates.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio purchased a position in multinational consumer goods company and producer of health, hygiene and home products Reckitt Benckiser. The company recently acquired infant formula manufacturer Mead Johnson Nutrition. We liked the company’s consumer product–oriented business line and that the acquisition was already complete. The fixed-income portion of the Portfolio participated in a new issue to refinance the bridge funding incurred in the acquisition.

The fixed-income portion of the Portfolio used a new issue of paint and coating supplier Sherwin-Williams to establish a

11

position in the company. While proceeds of the issue are slated to be used to finance the acquisition of Valspar, we appreciated management’s intent to aggressively pay down debt once the acquisition is complete.

In the fixed-income portion of the Portfolio, we closed the Portfolio’s position in food and beverage conglomerate Kraft Heinz. The sale reflected our concern over the lack of growth in large-brand, center-aisle food and beverage products. In our opinion, the sector’s fundamentals were generally unattractive, and we were concerned with the potential for increased merger and acquisition activity.

The fixed-income portion of the Portfolio closed its position in pharmaceutical company AbbVie as we sought to reallocate to stronger opportunities elsewhere in the pharmaceutical space. The sale reflected our concern over patent infringement disputes on the company’s popular rheumatoid arthritis drug Humira. AbbVie relies on the drug for nearly 70% of its earnings.

During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?

At the credit industry level, the fixed-income portion of the Portfolio increased its allocation to health care and metals & mining during the reporting period. Over the same period, the fixed-income portion of the Portfolio decreased its exposure to brokerage, asset managers, exchanges and independent energy.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasurys and U.S. mortgage-backed securities. As of the same date, the fixed-income portion of the Portfolio had zero exposure to the government-related market segment. As of June 30, 2017, the fixed-income portion of the Portfolio held overweight positions relative to the Index in corporate credit and asset-backed securities. As of the same date, the fixed-income portion of the Portfolio maintained out-of-index positions in bank loans and high-yield bonds. At period-end, the fixed-income portion of the Portfolio also held out-of-index allocations in preferred securities (including bank hybrids) and cash.

On a credit industry basis, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in technology; health care; and brokerage, asset managers and exchanges as of June 30, 2017. As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to the Index in integrated energy, pharmaceuticals and insurance companies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

12	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 36.5%† Asset-Backed Securities 1.5%
Automobile ABS 0.3%
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D 3.00%, due 6/8/21	$467,000	$471,531
Series 2016-1, Class D 3.59%, due 2/8/22	657,000	670,888
Series 2016-2, Class D 3.65%, due 5/9/22	445,000	454,520
OSCAR US Funding Trust V (a)
Series 2016-2A, Class A3 2.73%, due 12/15/20	220,000	220,154
Series 2016-2A, Class A4 2.99%, due 12/15/23	190,000	189,280
Santander Drive Auto Receivables Trust
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	513,989
Series 2015-4, Class D 3.53%, due 8/16/21	815,000	831,234

		3,351,596

Other ABS 1.2%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	1,031,000	1,028,902
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,092,000	3,043,622
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,440,961	1,438,131
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, due 4/25/47 (a)	844,000	857,560
Domino’s Pizza Master Issuer LLC (a)
Series 2017-1A, Class A2II 3.082%, due 7/25/47	170,000	169,176
Series 2015-1A, Class A2I 3.484%, due 10/25/45	1,212,650	1,224,692
Series 2017-1A, Class A23 4.118%, due 7/25/47	859,000	858,463
Series 2012-1A, Class A2 5.216%, due 1/25/42	468,129	468,354
Jimmy Johns Funding LLC Series 2017-1A, Class A2II 4.846%, due 7/30/47 (a)	644,000	644,000

	Principal Amount	Value
Other ABS (continued)
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, due 5/25/46 (a)	$867,445	$886,798
Wendy’s Funding LLC Series 2015-1A, Class A2I 3.371%, due 6/15/45 (a)	1,454,100	1,466,576

		12,086,274

Total Asset-Backed Securities (Cost $15,443,687)		15,437,870

Corporate Bonds 16.0%
Aerospace & Defense 0.1%
Arconic, Inc. 5.125%, due 10/1/24	71,000	73,662
Rockwell Collins, Inc. 3.20%, due 3/15/24	429,000	434,857
3.50%, due 3/15/27	732,000	742,275

		1,250,794

Auto Manufacturers 0.4%
Ford Motor Co. 4.346%, due 12/8/26	965,000	993,410
General Motors Co. 4.875%, due 10/2/23	689,000	738,383
General Motors Financial Co., Inc. 3.95%, due 4/13/24	1,963,000	1,990,879

		3,722,672

Auto Parts & Equipment 0.0%‡
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)	190,000	199,500

Banks 2.4%
Bank of America Corp. 2.503%, due 10/21/22	2,001,000	1,975,421
4.183%, due 11/25/27	953,000	969,282
4.244%, due 4/24/38 (b)	1,472,000	1,530,664
Citigroup, Inc. (b) 2.632%, due 9/1/23	968,000	985,976
3.887%, due 1/10/28	1,823,000	1,852,649
Citizens Bank N.A. 2.65%, due 5/26/22	397,000	395,932
Citizens Financial Group, Inc. 3.75%, due 7/1/24	278,000	276,557
4.30%, due 12/3/25	992,000	1,034,264
4.35%, due 8/1/25	190,000	197,107

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
First Republic Bank 4.625%, due 2/13/47	$394,000	$404,729
Goldman Sachs Capital I 6.345%, due 2/15/34	1,547,000	1,899,968
Goldman Sachs Group, Inc. 3.00%, due 4/26/22	1,249,000	1,258,596
3.691%, due 6/5/28 (b)	1,081,000	1,085,292
3.75%, due 2/25/26	929,000	945,956
JPMorgan Chase & Co. 2.295%, due 8/15/21	1,270,000	1,262,611
3.375%, due 5/1/23	1,319,000	1,338,467
3.782%, due 2/1/28 (b)	1,463,000	1,496,089
3.875%, due 9/10/24	304,000	313,650
Morgan Stanley 2.625%, due 11/17/21	881,000	879,701
3.95%, due 4/23/27	681,000	687,141
Santander UK PLC 5.00%, due 11/7/23 (a)	1,286,000	1,378,615
SVB Financial Group 5.375%, due 9/15/20	906,000	986,053
U.S. Bancorp 2.375%, due 7/22/26	1,072,000	1,010,281
UBS A.G. Series Reg S 4.75%, due 5/22/23 (b)	400,000	407,887
Wells Fargo & Co. 3.00%, due 4/22/26	305,000	297,880
5.875%, due 6/15/25 (b)	620,000	683,221

		25,553,989

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	236,000	239,164
3.30%, due 2/1/23	1,343,000	1,382,929
3.65%, due 2/1/26	2,050,000	2,112,054
Constellation Brands, Inc. 3.70%, due 12/6/26	712,000	724,617
4.25%, due 5/1/23	914,000	973,040
4.75%, due 12/1/25	100,000	109,534
Molson Coors Brewing Co. 3.00%, due 7/15/26	1,205,000	1,159,023
4.20%, due 7/15/46	284,000	280,074

		6,980,435

Building Materials 0.3%
Eagle Materials, Inc. 4.50%, due 8/1/26	74,000	75,665
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	467,000	490,089

	Principal Amount	Value
Building Materials (continued)
Masco Corp. 3.50%, due 4/1/21	$435,000	$446,732
4.375%, due 4/1/26	79,000	84,269
Owens Corning 3.40%, due 8/15/26	211,000	207,857
4.20%, due 12/1/24	450,000	471,188
Vulcan Materials Co. 4.50%, due 4/1/25	866,000	924,795
7.00%, due 6/15/18	410,000	429,311
7.50%, due 6/15/21	300,000	354,050

		3,483,956

Chemicals 0.2%
CF Industries, Inc. 4.50%, due 12/1/26 (a)	1,045,000	1,074,422
6.875%, due 5/1/18	118,000	122,573
Sherwin-Williams Co. 2.75%, due 6/1/22	287,000	286,829
3.125%, due 6/1/24	184,000	184,932
3.45%, due 6/1/27	518,000	521,421
4.50%, due 6/1/47	242,000	253,574

		2,443,751

Commercial Services 0.7%
IHS Markit, Ltd. (a) 4.75%, due 2/15/25	384,000	412,320
5.00%, due 11/1/22	111,000	119,810
Total System Services, Inc. 3.80%, due 4/1/21	462,000	481,113
4.80%, due 4/1/26	1,288,000	1,402,046
UBM PLC 5.75%, due 11/3/20 (a)	1,016,000	1,069,570
Verisk Analytics, Inc. 4.125%, due 9/12/22	557,000	586,983
4.875%, due 1/15/19	605,000	629,985
5.50%, due 6/15/45	621,000	689,930
5.80%, due 5/1/21	1,609,000	1,788,976

		7,180,733

Computers 0.1%
Seagate HDD Cayman 4.75%, due 1/1/25	1,152,000	1,160,891
4.875%, due 6/1/27	120,000	119,839
5.75%, due 12/1/34	252,000	252,102

		1,532,832

Diversified Financial Services 1.3%
Ally Financial, Inc. 8.00%, due 12/31/18	263,000	283,711
CBOE Holdings, Inc. 3.65%, due 1/12/27	725,000	731,238

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Charles Schwab Corp. 3.00%, due 3/10/25	$571,000	$571,054
4.625%, due 3/1/22 (b)	152,000	155,230
7.00%, due 2/1/22 (b)	792,000	912,780
Discover Financial Services 3.75%, due 3/4/25	668,000	660,031
3.95%, due 11/6/24	777,000	789,033
E*TRADE Financial Corp. 4.625%, due 9/15/23	1,246,000	1,295,840
5.375%, due 11/15/22	983,000	1,033,333
5.875%, due 12/29/49 (b)	153,000	162,180
Lazard Group LLC 4.25%, due 11/14/20	948,000	1,000,151
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	1,785,000	1,789,762
Raymond James Financial, Inc. 3.625%, due 9/15/26	311,000	311,283
4.95%, due 7/15/46	921,000	999,483
5.625%, due 4/1/24	809,000	920,539
Scottrade Financial Services, Inc. 6.125%, due 7/11/21 (a)	299,000	339,532
Synchrony Financial 3.00%, due 8/15/19	481,000	487,781
4.50%, due 7/23/25	796,000	818,567
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	446,000	456,390
3.625%, due 4/1/25	500,000	517,366

		14,235,284

Electric 0.5%
Dominion Energy, Inc. 2.00%, due 8/15/21	107,000	104,944
2.85%, due 8/15/26	148,000	141,078
Duke Energy Corp. 1.80%, due 9/1/21	288,000	281,139
2.65%, due 9/1/26	450,000	427,380
PPL Capital Funding, Inc. 3.10%, due 5/15/26	1,087,000	1,063,834
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	796,000	858,933
Southern Co. 2.35%, due 7/1/21	1,143,000	1,134,672
2.95%, due 7/1/23	610,000	606,090
3.25%, due 7/1/26	1,144,000	1,119,131

		5,737,201

Electronics 0.2%
Trimble, Inc 4.75%, due 12/1/24	1,821,000	1,944,488

	Principal Amount	Value
Food 0.4%
Danone S.A. (a) 2.077%, due 11/2/21	$957,000	$944,115
2.589%, due 11/2/23	580,000	565,893
Sysco Corp. 2.50%, due 7/15/21	190,000	190,518
3.25%, due 7/15/27	373,000	367,254
3.30%, due 7/15/26	476,000	472,222
WM Wrigley Jr Co. (a) 2.40%, due 10/21/18	1,411,000	1,420,524
3.375%, due 10/21/20	218,000	225,025

		4,185,551

Forest Products & Paper 0.2%
Georgia-Pacific LLC (a) 3.163%, due 11/15/21	1,461,000	1,491,987
3.60%, due 3/1/25	741,000	763,332

		2,255,319

Health Care—Products 0.4%
Abbott Laboratories 3.75%, due 11/30/26	242,000	247,036
3.875%, due 9/15/25	149,000	153,251
Becton Dickinson & Co. 2.894%, due 6/6/22	507,000	508,585
3.363%, due 6/6/24	1,128,000	1,130,578
3.70%, due 6/6/27	800,000	802,529
4.669%, due 6/6/47	264,000	274,448
Life Technologies Corp. 6.00%, due 3/1/20	584,000	636,470

		3,752,897

Health Care—Services 0.6%
Aetna, Inc. 2.80%, due 6/15/23	384,000	383,334
Centene Corp. 4.75%, due 5/15/22	59,000	61,581
4.75%, due 1/15/25	170,000	174,675
6.125%, due 2/15/24	141,000	152,446
Cigna Corp. 3.25%, due 4/15/25	1,956,000	1,963,627
HCA, Inc. 3.75%, due 3/15/19	460,000	469,200
5.00%, due 3/15/24	306,000	323,978
5.375%, due 2/1/25	268,000	282,686
5.875%, due 5/1/23	244,000	265,655
5.875%, due 2/15/26	545,000	588,600
Tenet Healthcare Corp. 4.625%, due 7/15/24 (a)	289,000	289,361
THC Escrow Corp. III 4.625%, due 7/15/24 (a)	363,000	363,980
Universal Health Services, Inc. 4.75%, due 8/1/22 (a)	652,000	674,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
WellCare Health Plans, Inc. 5.25%, due 4/1/25	$648,000	$678,780

		6,671,908

Home Builders 0.2%
D.R. Horton, Inc. 3.75%, due 3/1/19	633,000	647,545
MDC Holdings, Inc. 5.50%, due 1/15/24	708,000	748,710
Toll Brothers Finance Corp. 4.00%, due 12/31/18	301,000	308,525
4.375%, due 4/15/23	166,000	171,727
5.875%, due 2/15/22	252,000	279,090

		2,155,597

Housewares 0.2%
Newell Brands, Inc. 3.15%, due 4/1/21	248,000	253,762
3.85%, due 4/1/23	236,000	247,786
4.20%, due 4/1/26	1,390,000	1,475,884

		1,977,432

Insurance 0.0%‡
Berkshire Hathaway, Inc. 3.125%, due 3/15/26	142,000	143,598

Investment Management/Advisory Services 0.1%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, due 4/15/45 (a)	858,000	832,814

Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	758,000	800,690
Steel Dynamics, Inc. 5.00%, due 12/15/26	90,000	92,362

		893,052

Lodging 0.0%‡
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.25%, due 5/15/27 (a)	384,000	393,360

Machinery—Diversified 0.0%‡
CNH Industrial Capital LLC 3.625%, due 4/15/18	486,000	490,277

Media 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 5/1/27 (a)	1,715,000	1,753,587

	Principal Amount	Value
Media (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	$1,127,000	$1,217,519
Comcast Corp. 2.35%, due 1/15/27	589,000	552,823
3.30%, due 2/1/27	433,000	438,320
3.40%, due 7/15/46	106,000	96,524
Cox Communications, Inc. 3.35%, due 9/15/26 (a)	946,000	928,921
NBCUniversal Media LLC 4.45%, due 1/15/43	193,000	204,901
Time Warner, Inc. 3.60%, due 7/15/25	642,000	640,541

		5,833,136

Mining 0.3%
Anglo American Capital PLC (a) 3.75%, due 4/10/22	200,000	201,000
4.75%, due 4/10/27	965,000	991,344
FMG Resources (August 2006) Pty, Ltd. (a) 4.75%, due 5/15/22	566,000	568,123
5.125%, due 5/15/24	188,000	188,000
Freeport-McMoRan, Inc. 3.10%, due 3/15/20	280,000	274,050
Teck Resources, Ltd. 8.50%, due 6/1/24 (a)	687,000	793,485

		3,016,002

Miscellaneous—Manufacturing 0.1%
General Electric Co. 5.00%, due 1/21/21 (b)	898,000	953,137

Oil & Gas 0.4%
Antero Resources Corp. 5.375%, due 11/1/21	971,000	980,710
Canadian Natural Resources, Ltd. 2.95%, due 1/15/23	340,000	337,291
5.90%, due 2/1/18	321,000	328,375
Cenovus Energy, Inc. 5.70%, due 10/15/19	19,000	20,052
ConocoPhillips Co. 4.95%, due 3/15/26	728,000	810,787
Diamond Offshore Drilling, Inc. 5.875%, due 5/1/19	145,000	148,988
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	727,000	762,359
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	688,000	736,291

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
SM Energy Co. 6.50%, due 1/1/23	$56,000	$53,340

		4,178,193

Oil & Gas Services 0.1%
Oceaneering International, Inc. 4.65%, due 11/15/24	945,000	931,959

Packaging & Containers 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, due 9/15/22 (a)	200,000	205,300
Ball Corp. 4.375%, due 12/15/20	449,000	471,450

		676,750

Pharmaceuticals 0.9%
Actavis Funding SCS 3.00%, due 3/12/20	1,192,000	1,217,293
Cardinal Health, Inc. 2.616%, due 6/15/22	517,000	517,478
3.41%, due 6/15/27	665,000	666,535
3.079%, due 6/15/24	335,000	335,808
Express Scripts Holding Co. 3.40%, due 3/1/27	420,000	405,353
3.50%, due 6/15/24	367,000	370,205
4.50%, due 2/25/26	651,000	689,935
Reckitt Benckiser Treasury Services PLC (a)(c) 2.375%, due 6/24/22	643,000	638,801
2.75%, due 6/26/24	610,000	604,824
3.00%, due 6/26/27	953,000	940,397
Shire Acquisitions Investments Ireland DAC 2.40%, due 9/23/21	573,000	566,318
2.875%, due 9/23/23	762,000	755,274
3.20%, due 9/23/26	762,000	745,125
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	1,055,000	1,001,910

		9,455,256

Pipelines 1.0%
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25	380,000	404,505
Enbridge Energy Partners, L.P. 5.875%, due 10/15/25	492,000	561,263
Energy Transfer Equity, L.P. 5.50%, due 6/1/27	906,000	937,710
5.875%, due 1/15/24	506,000	536,360
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	435,000	451,794
4.75%, due 1/15/26	194,000	201,822

	Principal Amount	Value
Pipelines (continued)
Kinder Morgan Energy Partners, L.P. 3.95%, due 9/1/22	$420,000	$433,941
5.00%, due 10/1/21	426,000	457,529
Kinder Morgan, Inc. 6.50%, due 9/15/20	55,000	61,082
Nustar Logistics, L.P. 5.625%, due 4/28/27	608,000	638,400
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	473,000	468,391
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	550,000	605,871
Sabine Pass Liquefaction LLC 5.00%, due 3/15/27	867,000	922,897
TC Pipelines, L.P. 3.90%, due 5/25/27	704,000	702,455
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.25%, due 1/15/25	256,000	268,800
Western Gas Partners, L.P. 5.375%, due 6/1/21	1,117,000	1,199,133
Williams Cos., Inc. 3.70%, due 1/15/23	263,000	259,055
Williams Partners, L.P. 3.75%, due 6/15/27	1,185,000	1,172,941
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	755,000	783,403
4.875%, due 3/15/24	67,000	70,211

		11,137,563

Private Equity 0.0%‡
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	392,000	402,529

Real Estate 0.3%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	951,000	1,001,375
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,442,000	1,487,063
Post Apartment Homes, L.P. 4.75%, due 10/15/17	653,000	653,578

		3,142,016

Real Estate Investment Trusts 0.9%
Alexandria Real Estate Equities, Inc. 2.75%, due 1/15/20	735,000	740,046
4.50%, due 7/30/29	677,000	717,625
4.60%, due 4/1/22	1,246,000	1,331,502
American Tower Corp. 3.30%, due 2/15/21	828,000	849,631
3.375%, due 10/15/26	1,024,000	1,001,872

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
American Tower Corp. (continued)
3.45%, due 9/15/21	$76,000	$78,374
3.50%, due 1/31/23	133,000	136,403
4.40%, due 2/15/26	450,000	471,649
Crown Castle International Corp. 5.25%, due 1/15/23	595,000	660,949
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	425,000	463,250
Senior Housing Properties Trust 6.75%, due 4/15/20	301,000	326,419
6.75%, due 12/15/21	331,000	369,176
SL Green Realty Corp. 5.00%, due 8/15/18	693,000	711,252
7.75%, due 3/15/20	1,335,000	1,494,773

		9,352,921

Retail 0.5%
1011778 B.C. ULC / New Red Finance, Inc. (a) 4.25%, due 5/15/24	941,000	935,062
4.625%, due 1/15/22	934,000	957,350
Coach, Inc. 3.00%, due 7/15/22	330,000	325,369
4.125%, due 7/15/27	330,000	326,408
CVS Health Corp. 2.80%, due 7/20/20	1,377,000	1,401,921
4.75%, due 12/1/22	363,000	397,882
5.00%, due 12/1/24	515,000	570,464
Walgreens Boots Alliance, Inc. 3.45%, due 6/1/26	597,000	595,738
4.65%, due 6/1/46	102,000	106,762

		5,616,956

Semiconductors 0.7%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. (a) 3.625%, due 1/15/24	663,000	678,248
3.875%, due 1/15/27	1,703,000	1,748,811
NXP B.V. / NXP Funding LLC (a) 3.875%, due 9/1/22	938,000	976,692
4.125%, due 6/15/20	281,000	295,140
4.625%, due 6/1/23	621,000	669,904
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	2,579,000	2,573,797

		6,942,592

Software 0.4%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,686,000	1,751,297
Fidelity National Information Services, Inc. 3.00%, due 8/15/26	742,000	718,490

	Principal Amount	Value
Software (continued)
Fidelity National Information Services, Inc. (continued)
3.625%, due 10/15/20	$425,000	$445,206
4.50%, due 10/15/22	549,000	596,529
First Data Corp. 7.00%, due 12/1/23 (a)	781,000	833,718

		4,345,240

Telecommunications 0.4%
AT&T, Inc. 3.40%, due 5/15/25	149,000	146,480
4.25%, due 3/1/27	706,000	729,971
5.25%, due 3/1/37	962,000	1,024,893
Verizon Communications, Inc. 2.625%, due 8/15/26	1,733,000	1,594,006
2.946%, due 3/15/22 (a)	297,000	299,064
4.125%, due 8/15/46	377,000	335,529

		4,129,943

Textiles 0.0%‡
Cintas Corp. No. 2 4.30%, due 6/1/21	426,000	453,927

Transportation 0.0%‡
FedEx Corp. 3.90%, due 2/1/35	89,000	88,340
4.40%, due 1/15/47	39,000	40,113

		128,453

Trucking & Leasing 0.3%
Park Aerospace Holdings, Ltd. (a) 5.25%, due 8/15/22	315,000	329,276
5.50%, due 2/15/24	803,000	838,733
Penske Truck Leasing Co., L.P. / PTL Finance Corp. (a) 2.50%, due 6/15/19	648,000	651,296
3.375%, due 3/15/18	942,000	952,973

		2,772,278

Total Corporate Bonds (Cost $168,202,409)		171,486,291

Loan Assignments 1.9% (d)
Aerospace & Defense 0.1%
Avolon TLB Borrower 1 S.A.R.L. Term Loan B2 3.962%, due 3/20/22	589,000	593,617

Broadcasting & Entertainment 0.1%
Quintiles IMS, Inc. 2017 Term Loan B 3.232%, due 3/7/24	681,306	685,422

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.30%, due 6/1/24	$2,012,000	$2,017,282

Communications Equipment 0.2%
CommScope, Inc. Term Loan B5 3.296%, due 12/29/22	1,244,081	1,245,117
Zayo Group LLC
2017 Term Loan B1 3.216%, due 1/19/21	79,800	79,825
2017 Term Loan B2 3.716%, due 1/19/24	732,122	733,494

		2,058,436

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2017 Term Loan 4.226%, due 2/5/23	1,457,581	1,460,177

Food Services 0.1%
Aramark Services, Inc. 2017 Term Loan B 3.226%, due 3/28/24	1,028,423	1,033,565
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.47%, due 5/24/24	228,000	228,178

		1,261,743

Health Care—Services 0.1%
HCA, Inc. Term Loan B8 3.476%, due 2/15/24	1,182,067	1,186,922

Lodging 0.2%
Hilton Worldwide Finance LLC Term Loan B2 3.216%, due 10/25/23	2,268,645	2,274,632

Media 0.3%
Charter Communications Operating LLC Repriced Term Loan F 3.23%, due 1/3/21	901,265	903,393
Mission Broadcasting, Inc. 2016 Term Loan B2 4.246%, due 1/17/24	87,443	87,580
Nexstar Broadcasting, Inc. 2017 Term Loan B 4.238%, due 1/17/24	887,238	888,625

	Principal Amount	Value
Media (continued)
Nielsen Finance LLC Term Loan B4 3.096%, due 10/4/23	$989,753	$989,866

		2,869,464

Retail 0.3%
Landry’s, Inc. 2016 Term Loan B 3.913%, due 10/4/23	1,036,422	1,031,888
Yum! Brands, Inc. 1st Lien Term Loan B 3.209%, due 6/16/23	2,157,167	2,164,357

		3,196,245

Telecommunications 0.2%
Level 3 Financing, Inc. 2017 Term Loan B 3.466%, due 2/22/24	2,757,000	2,762,169

Total Loan Assignments (Cost $20,360,651)		20,366,109

Mortgage-Backed Securities 1.5%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust 0.1%
Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(c)	980,823	917,696

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Banc of America Commercial Mortgage Trust
Series 2007-3, Class AJ 5.676%, due 6/10/49 (e)	197,506	198,515
Bank of America Merrill Lynch Large Loan, Inc. (a)(b)
Series 2014-FL1, Class D 5.159%, due 12/15/31	100,000	97,499
Series 2014-FL1, Class E 6.659%, due 12/15/31	310,216	294,667
Commercial Mortgage Trust
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (e)	1,007,557	1,010,269
Cosmopolitan Hotel Trust (a)(b)
Series 2016-CSMO, Class B 3.259%, due 11/15/33	208,000	209,563
Series 2016-CSMO, Class D 4.659%, due 11/15/33	272,000	275,390
Series 2016-CSMO, Class E 5.809%, due 11/15/33	401,000	407,400
GS Mortgage Securities Trust (a)
Series 2013-NYC5, Class E 3.771%, due 1/10/30 (e)	383,000	385,815

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Series 2014-GSFL, Class E 7.109%, due 7/15/31 (b)	$370,000	$370,203
GSCCRE Commercial Mortgage Trust
Series 2015-HULA, Class E 5.527%, due 8/15/32 (a)(b)	606,000	609,024
JP Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2016-WIKI, Class C 3.554%, due 10/5/31	131,000	133,773
Series 2015-UES, Class E 3.621%, due 9/5/32 (b)	425,000	422,173
Series 2015-SGP, Class B 3.909%, due 7/15/36 (b)	181,000	182,128
Series 2016-WIKI, Class D 4.009%, due 10/5/31 (e)	200,000	203,330
Series 2015-SGP, Class D 5.659%, due 7/15/36 (b)	648,000	654,463
Series 2010-C2, Class E 5.724%, due 11/15/43 (e)	299,000	306,265
LB-UBS Commercial Mortgage Trust
Series 2008-C1, Class AM 6.296%, due 4/15/41 (e)	443,000	439,038
Series 2006-C1, Class AJ 5.276%, due 2/15/41 (b)	122,328	122,380
Series 2007-C7, Class AJ 6.50%, due 9/15/45 (e)	357,692	361,862
Palisades Center Trust
Series 2016-PLSD, Class D 4.737%, due 4/13/33 (a)	156,000	157,245
Starwood Retail Property Trust (a)(b)
Series 2014-STAR, Class D 4.377%, due 11/15/27	882,000	848,918
Series 2014-STAR, Class E 5.277%, due 11/15/27	526,000	502,734
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ 5.413%, due 12/15/43 (b)	375,999	380,812
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (e)	975,274	995,872
Series 2007-C33, Class AJ 6.174%, due 2/15/51 (e)	403,670	410,873
Series 2007-C34, Class AJ 6.271%, due 5/15/46 (e)	275,680	275,877
Wells Fargo Commercial Mortgage Trust (a)(b)
Series 2014-TISH, Class WTS1 3.409%, due 2/15/27	364,000	373,334

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Series 2014-TISH, Class SCH1 3.909%, due 1/15/27	$283,000	$279,021
Series 2014-TISH, Class WTS2 4.409%, due 2/15/27	136,000	138,528

		11,046,971

Whole Loan (Collateralized Mortgage Obligations) 0.4%
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2014-DN2, Class M3 4.816%, due 4/25/24	587,000	652,433
Series 2014-DN1, Class M3 5.716%, due 2/25/24	1,285,000	1,500,372
Federal National Mortgage Association
Series 2014-C04, Class 1M2 6.116%, due 11/25/24 (b)	1,856,051	2,121,100

		4,273,905

Total Mortgage-Backed Securities (Cost $16,338,589)		16,238,572

U.S. Government & Federal Agencies 15.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
3.50%, due 7/1/29	437,908	456,972
3.50%, due 2/1/44	583,042	601,080
3.50%, due 7/1/46	1,464,482	1,516,367
4.00%, due 8/1/44	168,466	179,664
4.50%, due 5/1/44	1,275,523	1,381,848
4.50%, due 9/1/44	1,554,221	1,702,350
4.50%, due 6/1/45	724,236	793,379
4.50%, due 2/1/46	1,234,618	1,351,104
4.50%, due 6/1/46	1,105,572	1,195,705
5.00%, due 3/1/42	394,127	436,136
5.00%, due 7/1/44	1,532,748	1,690,078
5.50%, due 10/1/36	212,782	239,298
5.50%, due 8/1/41	546,911	617,428
6.00%, due 4/1/40	1,102,793	1,276,456
8.00%, due 4/1/32	101,549	124,454

		13,562,319

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.6%
3.50%, due 2/1/43	1,869,115	1,929,260
3.50%, due 1/1/44	2,181,046	2,262,474
3.50%, due 4/1/44	772,830	799,109
3.50%, due 2/1/45	1,571,575	1,622,262
3.50%, due 12/1/45	399,581	413,136
3.50%, due 1/1/46	2,004,642	2,072,964
3.50%, due 7/1/46	1,470,359	1,518,779

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 8/1/46	$2,886,435	$2,972,266
3.50%, due 6/1/47	49,192	50,761
3.50%, due 5/1/56	1,722,611	1,771,216
4.00%, due 4/1/34	359,257	381,206
4.00%, due 6/1/42	714,427	757,591
4.00%, due 8/1/42	301,590	319,707
4.00%, due 9/1/42	373,111	395,496
4.00%, due 11/1/42	478,417	507,023
4.00%, due 8/1/43	1,234,302	1,308,742
4.00%, due 9/1/43	305,771	324,264
4.00%, due 2/1/44	824,237	874,014
4.00%, due 6/1/44	1,074,435	1,139,153
4.00%, due 7/1/44	1,934,769	2,066,199
4.00%, due 8/1/44	1,705,300	1,821,244
4.00%, due 5/1/45	396,969	424,064
4.00%, due 10/1/45	1,315,338	1,397,115
4.00%, due 12/1/45	553,604	591,332
4.00%, due 1/1/46	259,137	276,102
4.00%, due 4/1/46	710,682	756,863
4.00%, due 5/1/46	834,100	888,756
4.00%, due 6/1/46	284,694	303,349
4.00%, due 8/1/46	184,669	196,148
4.00%, due 10/1/46	482,941	512,634
4.00%, due 11/1/46	267,082	285,238
4.00%, due 1/1/47	307,785	329,456
4.00%, due 2/1/47	683,685	729,126
4.00%, due 3/1/47	144,551	153,555
4.00%, due 4/1/47	682,648	727,137
4.00%, due 5/1/47	253,901	269,706
4.00%, due 6/1/47	869,008	923,029
4.50%, due 11/1/42	186,345	202,304
4.50%, due 3/1/43	473,732	516,497
4.50%, due 8/1/44	1,050,651	1,151,716
4.50%, due 10/1/44	1,721,662	1,885,477
4.50%, due 3/1/45	902,993	987,164
4.50%, due 5/1/45	447,682	490,624
4.50%, due 6/1/45	412,620	449,583
4.50%, due 10/1/45	926,575	1,011,091
4.50%, due 2/1/46	1,719,209	1,882,917
4.50%, due 4/1/46	664,008	731,006
4.50%, due 7/1/46	2,742,686	2,997,193
4.50%, due 9/1/46	253,915	278,370
4.50%, due 11/1/46	835,055	911,501
4.50%, due 12/1/46	447,616	483,861
4.50%, due 2/1/47	758,630	822,657
4.50%, due 4/1/47	1,728,676	1,890,855
4.50%, due 5/1/47	754,975	822,132
4.50%, due 6/1/47	110,223	119,325
5.00%, due 5/1/41	534,392	584,671

	Principal Amount	Value
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/44	$727,493	$812,814
5.50%, due 12/1/39	395,558	440,681
5.50%, due 3/1/40	395,656	446,832
5.50%, due 4/1/40	940,833	1,045,784
5.50%, due 2/1/41	218,873	247,187
5.50%, due 5/1/41	310,189	345,314
5.50%, due 6/1/41	405,591	456,525
5.50%, due 12/1/41	425,578	474,795
5.50%, due 2/1/42	1,642,828	1,827,888
6.00%, due 10/1/35	328,189	374,138
6.00%, due 12/1/35	337,873	385,876
6.00%, due 2/1/37	65,520	75,777
6.00%, due 9/1/37	143,746	150,900
6.00%, due 10/1/38	245,572	279,136
7.00%, due 2/1/39	96,205	111,629

		59,764,696

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.4%
3.50%, due 5/20/42	263,309	274,252
4.00%, due 1/15/45	1,566,739	1,660,014
4.00%, due 10/20/45	694,373	741,772
4.00%, due 7/15/46	1,083,909	1,158,693
4.50%, due 5/15/41	534,958	599,923
4.50%, due 7/15/41	107,526	118,268
4.50%, due 8/15/41	1,009,556	1,108,212
4.50%, due 10/20/41	621,323	661,393
4.50%, due 5/15/44	346,130	379,557
4.50%, due 8/15/46	1,594,315	1,747,741
4.90%, due 10/15/34	531,634	603,876
5.00%, due 10/15/39	196,019	216,355
5.00%, due 11/15/39	304,563	333,995
5.00%, due 1/15/40	104,277	114,110
5.00%, due 5/15/40	167,810	186,147
5.00%, due 7/15/40	473,369	519,315
5.00%, due 2/15/41	344,385	378,730
5.00%, due 5/15/41	123,992	137,636
5.00%, due 9/15/41	96,773	107,944
5.00%, due 6/15/44	653,532	727,840
5.00%, due 7/15/44	198,516	220,685
5.00%, due 12/20/44	290,672	326,053
5.10%, due 1/15/32	493,626	561,829
5.50%, due 9/15/35	55,497	63,771
5.50%, due 8/15/39	1,301,741	1,507,209
5.50%, due 10/15/39	383,779	438,943
5.50%, due 1/20/42	203,541	223,122
6.00%, due 11/20/42	71,053	80,966
7.50%, due 8/15/33	338,208	395,048

		15,593,399

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦United States Treasury Bonds 2.2%
2.25%, due 8/15/46	$9,789,000	$8,618,147
2.875%, due 11/15/46	11,789,000	11,853,934
3.00%, due 2/15/47	3,329,000	3,434,070

		23,906,151

♦United States Treasury Notes 5.1%
1.25%, due 5/31/19	4,198,000	4,187,832
1.25%, due 6/30/19	2,827,000	2,819,271
1.50%, due 5/15/20	251,000	250,716
1.50%, due 6/15/20	290,000	289,592
1.625%, due 2/15/26	1,143,000	1,086,297
1.75%, due 5/31/22	12,720,000	12,645,473
2.00%, due 5/31/24	5,369,000	5,325,796
2.00%, due 11/15/26	8,546,000	8,333,017
2.25%, due 11/15/25	1,382,000	1,382,323
2.25%, due 2/15/27	12,931,000	12,870,897
2.375%, due 5/15/27	4,960,000	4,991,387

		54,182,601

Total U.S. Government & Federal Agencies (Cost $167,067,008)		167,009,166

Total Long-Term Bonds (Cost $387,412,344)		390,538,008

	Shares
Common Stocks 62.8%
Aerospace & Defense 5.3%
♦Boeing Co.	168,569	33,334,520
General Dynamics Corp.	53,247	10,548,231
Northrop Grumman Corp.	47,898	12,295,895

		56,178,646

Agriculture 2.5%
♦Altria Group, Inc.	356,457	26,545,353

Apparel 1.7%
NIKE, Inc., Class B	309,481	18,259,379

Auto Manufacturers 1.1%
General Motors Co.	337,040	11,772,807

Banks 1.8%
Morgan Stanley	23,734	1,057,587
U.S. Bancorp	342,377	17,776,214

		18,833,801

Biotechnology 1.9%
♦Amgen, Inc.	115,829	19,949,229

	Shares	Value
Building Materials 0.3%
Vulcan Materials Co.	26,119	$3,308,755

Chemicals 1.5%
LyondellBasell Industries N.V., Class A	193,918	16,364,740

Commercial Services 0.5%
Automatic Data Processing, Inc.	56,771	5,816,757

Computers 2.6%
Accenture PLC Class A	74,718	9,241,122
Apple, Inc.	129,087	18,591,110

		27,832,232

Cosmetics & Personal Care 0.6%
Estee Lauder Cos., Inc., Class A	63,961	6,138,977

Diversified Financial Services 6.7%
♦CME Group, Inc.	163,130	20,430,401
♦Mastercard, Inc. Class A	244,240	29,662,948
Synchrony Financial	339,432	10,121,862
TD Ameritrade Holding Corp.	256,124	11,010,771

		71,225,982

Electronics 1.7%
Honeywell International, Inc.	140,457	18,721,514

Entertainment 0.7%
Madison Square Garden Co. Class A (f)	14,777	2,909,591
Six Flags Entertainment Corp.	73,404	4,375,613

		7,285,204

Food 1.9%
Hershey Co.	70,641	7,584,724
Kroger Co.	252,300	5,883,636
Sysco Corp.	141,010	7,097,033

		20,565,393

Health Care—Products 1.6%
Abbott Laboratories	29,243	1,421,502
Medtronic PLC	180,161	15,989,289

		17,410,791

Health Care—Services 1.0%
Aetna, Inc.	69,083	10,488,872

Household Products & Wares 0.8%
Kimberly-Clark Corp.	64,510	8,328,886

Insurance 0.2%
Progressive Corp.	49,769	2,194,315

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet 4.0%
♦Alphabet, Inc. Class C (f)	26,722	$24,283,083
Priceline Group, Inc. (f)	9,776	18,286,204

		42,569,287

Leisure Time 0.4%
Norwegian Cruise Line Holdings, Ltd. (f)	84,017	4,561,283

Media 1.7%
Comcast Corp., Class A	471,224	18,340,038

Oil & Gas 1.0%
Suncor Energy, Inc.	358,125	10,460,329

Pharmaceuticals 3.4%
AbbVie, Inc.	104,491	7,576,642
Allergan PLC	59,431	14,447,082
Bristol-Myers Squibb Co.	191,891	10,692,166
Eli Lilly & Co.	40,142	3,303,687

		36,019,577

Private Equity 0.7%
Blackstone Group L.P.	226,375	7,549,606

Real Estate 0.8%
CBRE Group, Inc., Class A (f)	232,620	8,467,368

Real Estate Investment Trusts 2.0%
Colony NorthStar, Inc. Class A	406,678	5,730,093
Colony Starwood Homes	87,359	2,997,287
Crown Castle International Corp.	51,440	5,153,259
MGM Growth Properties LLC Class A	120,944	3,530,356
Outfront Media, Inc.	164,866	3,811,702

		21,222,697

Retail 4.4%
Costco Wholesale Corp.	104,417	16,699,411
Home Depot, Inc.	101,578	15,582,065
McDonald’s Corp.	39,748	6,087,803
Starbucks Corp.	157,499	9,183,767

		47,553,046

Semiconductors 1.7%
Intel Corp.	334,238	11,277,190
Lam Research Corp.	47,838	6,765,728

		18,042,918

Software 5.1%
Adobe Systems, Inc. (f)	137,098	19,391,141
♦Microsoft Corp.	510,186	35,167,121

		54,558,262

	Shares	Value
Toys, Games & Hobbies 1.0%
Hasbro, Inc.	61,223	$6,826,977
Mattel, Inc.	187,194	4,030,287

		10,857,264

Transportation 2.2%
CSX Corp.	294,881	16,088,707
United Parcel Service, Inc. Class B	65,483	7,241,765

		23,330,472

Total Common Stocks (Cost $535,880,555)		670,753,780

Preferred Stocks 0.2%
Banks 0.1%
Citigroup Capital XIII 7.542% (b)	5,656	146,943
Morgan Stanley 6.875% (b)	8,022	234,965

		381,908

Diversified Financial Services 0.1%
Discover Financial Services 6.50%	46,958	1,210,577

Miscellaneous—Manufacturing 0.0%‡
General Electric Co. 4.70%	3,757	95,841

Total Preferred Stocks (Cost $1,619,117)		1,688,326

	Principal Amount
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $10,823,142 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 9/30/21, with a Principal Amount of $10,825,000 and a Market Value of $11,043.481)	$10,823,034	10,823,034

Total Short-Term Investment (Cost $10,823,034)		10,823,034

Total Investments (Cost $935,735,050) (g)	100.5%	1,073,803,148
Other Assets, Less Liabilities	(0.5)	(4,838,069)
Net Assets	100.0%	$1,068,965,079

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(c)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $3,101,718, which represented 0.3% of the Portfolio’s net assets.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2017.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2017.

(f)	Non-income producing security.

(g)	As of June 30, 2017, cost was $939,456,067 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$148,370,500
Gross unrealized depreciation	(14,023,419)

Net unrealized appreciation	$134,347,081

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,437,870	$—	$15,437,870
Corporate Bonds	—	171,486,291	—	171,486,291
Loan Assignments	—	20,366,109	—	20,366,109
Mortgage-Backed Securities	—	16,238,572	—	16,238,572
U.S. Government & Federal Agencies	—	167,009,166	—	167,009,166

Total Long-Term Bonds	—	390,538,008	—	390,538,008

Common Stocks	670,753,780	—	—	670,753,780
Preferred Stocks	1,688,326	—	—	1,688,326
Short-Term Investment
Repurchase Agreement	—	10,823,034	—	10,823,034

Total Investments in Securities	$672,442,106	$401,361,042	$—	$1,073,803,148

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $935,735,050)	$1,073,803,148
Due from custodian	3,300,387
Receivables:
Investment securities sold	3,341,484
Dividends and interest	3,238,281
Fund shares sold	562,159
Other assets	5,862

Total assets	1,084,251,321

Liabilities
Payables:
Investment securities purchased	14,195,775
Manager (See Note 3)	483,136
Fund shares redeemed	304,553
NYLIFE Distributors (See Note 3)	136,401
Shareholder communication	88,835
Professional fees	38,593
Custodian	29,654
Trustees	1,808
Accrued expenses	7,487

Total liabilities	15,286,242

Net assets	$1,068,965,079

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,750
Additional paid-in capital	835,081,674

835,165,424
Undistributed net investment income	28,174,248
Accumulated net realized gain (loss) on investments and foreign currency transactions	67,557,309
Net unrealized appreciation (depreciation) on investments	138,068,098

Net assets	$1,068,965,079

Initial Class
Net assets applicable to outstanding shares	$404,923,267

Shares of beneficial interest outstanding	31,611,659

Net asset value per share outstanding	$12.81

Service Class
Net assets applicable to outstanding shares	$664,041,812

Shares of beneficial interest outstanding	52,137,877

Net asset value per share outstanding	$12.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$8,172,797
Interest	6,052,808

Total income	14,225,605

Expenses
Manager (See Note 3)	2,871,193
Distribution/Service—Service Class (See Note 3)	800,109
Shareholder communication	81,418
Professional fees	56,955
Custodian	13,224
Trustees	13,019
Miscellaneous	21,177

Total expenses before waiver/reimbursement	3,857,095
Expense waiver/reimbursement from Manager (See Note 3)	(6,536)

Net expenses	3,850,559

Net investment income (loss)	10,375,046

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	24,660,551
Foreign currency transactions	(1,238)

Net realized gain (loss) on investments and foreign currency transactions	24,659,313

Net change in unrealized appreciation (depreciation) on investments	47,915,547

Net realized and unrealized gain (loss) on investments and foreign currency transactions	72,574,860

Net increase (decrease) in net assets resulting from operations	$82,949,906

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,375,046	$17,411,006
Net realized gain (loss) on investments and foreign currency transactions	24,659,313	45,585,056
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	47,915,547	(17,501,558)

Net increase (decrease) in net assets resulting from operations	82,949,906	45,494,504

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(7,623,180)
Service Class	—	(10,269,274)

	—	(17,892,454)

From net realized gain on investments:
Initial Class	—	(19,433,692)
Service Class	—	(29,876,227)

	—	(49,309,919)

Total dividends and distributions to shareholders	—	(67,202,373)

Capital share transactions:
Net proceeds from sale of shares	45,926,735	92,050,256
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	67,202,373
Cost of shares redeemed	(80,979,379)	(137,783,018)

Increase (decrease) in net assets derived from capital share transactions	(35,052,644)	21,469,611

Net increase (decrease) in net assets	47,897,262	(238,258)

Net Assets
Beginning of period	1,021,067,817	1,021,306,075

End of period	$1,068,965,079	$1,021,067,817

Undistributed net investment income at end of period	$28,174,248	$17,799,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.82		$12.11	$13.13	$12.47	$10.55	$10.00

Net investment income (loss) (a)	0.13		0.22	0.24	0.24	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.86		0.32	(0.17)	0.84	1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.99		0.54	0.07	1.08	2.11	0.55

Less dividends and distributions:
From net investment income	—		(0.23)	(0.25)	(0.19)	(0.17)	—
From net realized gain on investments	—		(0.60)	(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	—		(0.83)	(1.09)	(0.42)	(0.19)	—

Net asset value at end of period	$12.81		$11.82	$12.11	$13.13	$12.47	$10.55

Total investment return (b)	8.38	%(c)	4.70%	0.70%	8.68%	20.15%	5.50	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	%††	1.87%	1.84%	1.85%	1.77%	2.01	%††
Net expenses	0.59	%††	0.59%	0.58%	0.58%	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.59	%††	0.59%	0.58%	0.59%	0.59%	0.59	%††
Portfolio turnover rate	31%		74%	76%	86%	74%	63%
Net assets at end of period (in 000’s)	$404,923		$401,219	$429,680	$478,480	$493,872	$461,363

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

28	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.77		$12.06	$13.08	$12.44	$10.53	$10.00

Net investment income (loss) (a)	0.12		0.19	0.21	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.85		0.32	(0.17)	0.82	1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.97		0.51	0.04	1.03	2.08	0.53
Less dividends and distributions:
From net investment income	—		(0.20)	(0.22)	(0.16)	(0.15)	—
From net realized gain on investments	—		(0.60)	(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	—		(0.80)	(1.06)	(0.39)	(0.17)	—

Net asset value at end of period	$12.74		$11.77	$12.06	$13.08	$12.44	$10.53

Total investment return (b)	8.24	%(c)	4.44%	0.45%	8.41%	19.86%	5.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%††	1.62%	1.60%	1.61%	1.52%	1.77	%††
Net expenses	0.84	%††	0.84%	0.83%	0.83%	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.84	%††	0.84%	0.83%	0.84%	0.84%	0.84	%††
Portfolio turnover rate	31%		74%	76%	86%	74%	63%
Net assets at end of period (in 000’s)	$664,042		$619,849	$591,626	$568,868	$512,495	$378,717

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company (as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (formerly known as MainStay VP Janus Balanced Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP Janus Henderson Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation

31

Notes to Financial Statements (Unaudited) (continued)

methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the

32	MainStay VP Janus Henderson Balanced Portfolio

counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2017, the Portfolio did not hold any unfunded commitments.

(I)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.  The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

33

Notes to Financial Statements (Unaudited) (continued)

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, (“Janus” or “Subadvisor”), serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.55%. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets in excess of $1 billion. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended June 30, 2017, the effective management fee rate was 0.55%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,871,193 and waived fees/reimbursed expenses in the amount of $6,536.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$17,892,454	$49,309,919

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments

34	MainStay VP Janus Henderson Balanced Portfolio

based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $173,166 and $126,411, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $168,706 and $197,017, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	310,163	$3,862,216
Shares redeemed	(2,631,232)	(32,708,620)

Net increase (decrease)	(2,321,069)	$(28,846,404)

Year ended December 31, 2016:
Shares sold	806,070	$9,618,754
Shares issued to shareholders in reinvestment of dividends and distributions	2,354,942	27,056,872
Shares redeemed	(4,714,821)	(56,140,523)

Net increase (decrease)	(1,553,809)	$(19,464,897)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	3,388,494	$42,064,519
Shares redeemed	(3,909,214)	(48,270,759)

Net increase (decrease)	(520,720)	$(6,206,240)

Year ended December 31, 2016:
Shares sold	6,981,875	$82,431,502
Shares issued to shareholders in reinvestment of dividends and distributions	3,507,761	40,145,501
Shares redeemed	(6,892,031)	(81,642,495)

Net increase (decrease)	3,597,605	$40,934,508

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Board Consideration and Approval of Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its March 21, 2017 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the continued retention of Janus Capital Management, LLC (“Janus”) as Subadviser to the MainStay VP Janus Henderson Balanced Portfolio (formerly MainStay Janus Balanced Portfolio) (“Portfolio”), pursuant to the terms of the Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Janus with respect to the Portfolio.

The previous subadvisory agreement between New York Life Investments and Janus with respect to the Portfolio automatically terminated, as required by the 1940 Act, as a result of the merger of the ultimate parent of Janus and Henderson Group plc, which was deemed to constitute a change of control of Janus. Under the terms of an exemptive order issued by the Securities and Exchange Commission, New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board, is permitted to retain, and materially amend subadvisory agreements with, unaffiliated and certain affiliated subadvisors without shareholder approval. This authority is subject to certain conditions.

In reaching its decision to approve the continued retention of Janus and the Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Janus specifically in connection with the Board’s consideration of the Subadvisory Agreement, as well as other relevant information furnished to it by New York Life Investments and Janus throughout the year. The Board requested and received responses from Janus to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered its historical experience with Janus and knowledge of Janus’s capabilities and resources, including in connection with its prior contract review process and approval of the previous subadvisory agreement between New York Life Investments and Janus, on behalf of the Portfolio (the “Prior Contract Review Process”). In addition, the Board considered representations from New York Life Investments and Janus that the change of control of Janus is not expected to have a material impact on the nature and quality of services provided by Janus, and that Janus Henderson Investors, now the ultimate parent company of Janus, had agreed to pay all of the Portfolio’s expenses incurred as a result of the change of control of Janus.

In determining to approve the continued retention of Janus and the Subadvisory Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Janus; (ii) the investment performance of the Portfolio and Janus’s investment performance track record; (iii) the costs of the services to be provided and the profits to be realized by Janus and its affiliates from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows, and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Janus.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continued retention of Janus and the Subadvisory Agreement was based on a comprehensive consideration of the information provided to the Board throughout the year and during the Prior Contract Review Process, as well as information provided to the Board specifically in connection with its review of the Subadvisory Agreement. The Board’s conclusion with respect to the Subadvisory Agreement may have been based, in part, on the Board’s knowledge of Janus resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ subadvisory agreements in prior years, particularly the Subadvisory Agreement with respect to the Portfolio. The Board also considered that shareholders of the Portfolio approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated and certain affiliated subadvisers for the Portfolio without the approval of Portfolio shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Janus and the Subadvisory Agreement is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by Janus

In considering the approval of the continued retention of Janus and the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that Janus historically had provided to the Portfolio. Based on information provided to the Board in connection with the Prior Contract Review Process, the Board acknowledged Janus’s historical service to the Portfolio and took note of the experience of Janus’s portfolio managers, the number of accounts managed by the portfolio managers and Janus’s method for compensating portfolio managers. The Board considered Janus’s continued willingness to invest in personnel and other resources designed to benefit the Portfolio. The Board also considered the experience of senior management and administrative personnel of Janus, and Janus’s overall legal and compliance environment. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio likely would continue to benefit from the nature, extent and quality of these services as a result of Janus’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered the Portfolio’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Process, in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year. The Board also considered information provided to the Board showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board considered the strength of Janus’s resources (including research

36	MainStay VP Janus Henderson Balanced Portfolio

capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the continued retention of Janus as Subadviser to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Janus

Because Janus’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio. In evaluating any costs and profits of Janus from its relationship with the Portfolio in connection with the Prior Contract Review Process, the Board considered, among other factors, Janus’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that Janus must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Janus’s ability to maintain a strong financial position is important in order for Janus to continue to provide high-quality services to the Portfolio and its shareholders.

In considering costs and profitability, the Board also considered certain fall-out benefits that may be realized by Janus from its relationship with the Portfolio. The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Janus from its relationship with the Portfolio supported the Board’s decision to approve the Subadvisory Agreement. The Board also concluded that any profits realized by Janus from its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, and are based on subadvisory fees paid to Janus by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized if the Portfolio Grows

The Board also considered whether the Portfolio’s expense structure permitted economies of scale to be shared with the Portfolio’s shareholders, taking into account information provided to the Board in connection with the Prior Contract Review Process. Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure if the Portfolio continues to grow over time.

Reasonableness of Subadvisory Fees and Total Annual Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement, and the Portfolio’s expected total ordinary operating expenses, taking into account information provided to the Board in connection with the Prior Contract Review Process. The Board considered that the fees to be paid to Janus under the Subadvisory Agreement are paid by New York Life Investments, not the Portfolio, and will result in no increase in the Portfolio’s expenses.

After considering all of the factors outlined above, the Board concluded, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, that the Portfolio’s subadvisory fees and total ordinary operating expenses were within a range that is competitive. Additionally, the Board determined that, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, the factors outlined above support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, as a whole, including the Independent Trustees who are not parties to the Subadvisory Agreement or “interested persons” of any such party voting separately, unanimously voted to approve the Subadvisory Agreement.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743291	MSVPJB10-08/17 (NYLIAC) NI524

MainStay VP MFS® Utilities Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	9.94%	6.32%	9.00%	8.50%	0.77%
Service Class Shares	2/17/2012	9.82	6.07	8.73	8.23	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
Dow Jones Global Utilities Index[2]	11.12%	5.07%	7.39%	6.80%
Average Lipper Variable Products Utility Portfolio[3]	10.20	4.68	9.00	8.99

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Dow Jones Global Utilities Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,099.40	$4.01	$1,021.00	$3.86	0.77%

Service Class Shares	$1,000.00	$1,098.20	$5.31	$1,019.70	$5.11	1.02%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MFS® Utilities Portfolio

Country Composition as of June 30, 2017 (Unaudited)

United States	68.1%
Spain	6.4
Canada	3.6
Italy	3.2
Sweden	2.5
Portugal	2.1
United Kingdom	2.1
Brazil	1.6
France	1.6
China	1.4
Germany	1.1
Netherlands	1.1
Greece	0.8

Denmark	0.7%
Japan	0.7
Russia	0.7
Thailand	0.7
Indonesia	0.5
Mexico	0.5
Israel	0.4
India	0.2
New Zealand	0.2
Luxembourg	0.1
Other Assets, Less Liabilities	(0.3)

100.0%

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Exelon Corp.
2.	NextEra Energy, Inc.
3.	PPL Corp.
4.	EDP Renovaveis S.A.
5.	Sempra Energy
6.	Enel S.p.A.
7.	PG&E Corp.
8.	American Tower Corp.
9.	Com Hem Holding AB
10.	American Electric Power Co., Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, and Claud P. Davis, CFA, CPA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP MFS® Utilities Portfolio returned 9.94% for Initial Class shares and 9.82% for Service Class shares. Over the same period, both share classes underperformed the 11.12% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s benchmark, and the 10.20% return of the Average Lipper2 Variable Products Utility Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

In general, having less foreign exposure than the benchmark and more exposure outside of traditional utilities (electric power) hurt the Portfolio’s performance relative to the Dow Jones Global Utilities Index. These negatives were partially offset by stock selection and weightings in select industries.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio’s hedging strategy, which uses foreign currency forward contracts, detracted from relative performance during the reporting period.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

During the reporting period, the weakest contributors to the Portfolio’s performance relative to the Dow Jones Global Utilities Index included an overweight position and stock selection in natural gas pipeline and stock selection in energy—independent. (Contributions take weightings and total returns into account.) These positions provided negative total returns. The Portfolio’s small cash position also detracted from relative performance. The strongest positive contributors to the Portfolio’s relative performance during the reporting period included stock selection in electric power, an overweight position in wireless communications and an overweight position in cable TV.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance included Swedish tele-

communication services company Com Hem, Portuguese renewable energy company EDP Renovaveis and U.S. power generation company NRG Corp. The price of Com Hem shares rose after a private equity firm took a stake in the company and management reported solid results during the second quarter of 2017. EDP Renovaveis recovered in 2017, as the Trump administration’s position on renewable energy reduced pressure on the company. NRG’s stock rose as the company continued to improve its business position by reducing leverage and addressing capital allocation.

The stocks that made the weakest contributions to the Portfolio’s absolute performance included U.S. oil & gas pipeline operator Energy Transfer Partners, telecommunication services company Frontier Communications and oil transportation and storage company Plains GP Holdings. Energy Transfer Partners and Plains GP Holdings were hurt by falling oil and natural gas prices. Frontier Communications suffered from continuing subscriber losses and from announced plans to cut its dividend by more than 60%.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, U.S. regulated utility Duke Energy was added to the Portfolio. At the time, Duke Energy was trading a little below its historical average, and the company’s earnings had become more resilient as Duke Energy moved to a mostly regulated business. The Portfolio also added cable company Altice USA by participating in its initial public offering. We believed that Altice USA was attractive because the company had been cutting costs to drive margins higher. The company has also typically generated substantial cash flow, which could be used for mergers and acquisitions or for capital return. The Portfolio continued to trim its position in cable company Charter Communications, as the stock had done very well and the company’s valuation had, in our view, become less attractive. The Portfolio trimmed its position in U.S. integrated utility Dominion Energy in favor of other companies in the electric power industry.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio slightly increased its exposure to the wireless communications, water utilities and telephone services industries. Over the same period, the Portfolio slightly decreased its exposure to the cable TV, natural gas distribution and natural gas pipeline industries.

1.	See footnote on page 5 for more information on the Dow Jones Global Utilities Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP MFS® Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio maintained a moderately significant overweight position relative to the Dow Jones Global Utilities Index in natural gas pipeline and somewhat overweight positions in telephone services and wireless communications. As of the same date, the Portfolio remained substantially underweight relative to the Index in electric power and somewhat underweight in the natural gas distribution industry.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 92.7%†
Commercial Services & Supplies 0.5%
Covanta Holding Corp.	504,280	$6,656,496

Diversified Telecommunication Services 8.3%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	3,410,013	5,664,863
BT Group PLC (United Kingdom)	1,033,392	3,967,161
Cellnex Telecom S.A. (Spain) (a)	637,986	13,159,879
♦Com Hem Holding AB (Sweden)	2,330,826	32,369,894
Hellenic Telecommunications Organization S.A. (Greece) (b)	829,080	9,980,679
Koninklijke KPN N.V. (Netherlands)	4,343,144	13,894,418
Orange S.A. (France)	678,751	10,768,017
SBA Communications Corp. (New Zealand) (b)	24,307	3,279,014
TDC A/S (Denmark)	1,588,292	9,236,483
Telefonica Brasil S.A., ADR (Brazil)	181,386	2,446,897
Telesites S.A.B. de C.V. (Mexico) (b)	2,153,100	1,582,608
Verizon Communications, Inc.	73,911	3,300,865

		109,650,778

Electric Utilities 32.5%
Alupar Investimento S.A. (Brazil)	276,400	1,509,275
♦American Electric Power Co., Inc.	452,538	31,437,815
Avangrid, Inc.	266,676	11,773,745
Duke Energy Corp.	264,331	22,095,428
Edison International	201,580	15,761,540
EDP—Energias de Portugal S.A. (Portugal)	5,518,347	18,044,854
Emera, Inc. (Canada)	179,299	6,665,642
♦Enel S.p.A. (Italy)	7,759,366	41,599,905
♦Exelon Corp.	2,373,816	85,623,543
Great Plains Energy, Inc.	255,607	7,484,173
Iberdrola S.A. (Spain)	2,521,019	19,962,749
♦NextEra Energy, Inc.	403,722	56,573,564
♦PG&E Corp.	567,101	37,638,493
♦PPL Corp.	1,343,190	51,927,726
SSE PLC (United Kingdom)	882,046	16,692,362
Transmissora Alianca de Energia Eletrica S.A. (Brazil)	377,727	2,512,935

		427,303,749

Equity Real Estate Investment Trusts (REITs) 2.2%
♦American Tower Corp.	219,361	29,025,848

Gas Utilities 1.3%
China Resources Gas Group, Ltd. (China)	3,652,000	12,465,760
Infraestructura Energetica Nova S.A.B. de C.V. (Mexico)	874,444	4,660,650

		17,126,410

	Shares	Value
Independent Power & Renewable Electricity Producers 14.0%
AES Corp.	1,729,437	$19,214,045
Calpine Corp. (b)	2,131,740	28,842,442
China Longyuan Power Group Corp., Ltd. (China), Class H	10,059,000	7,318,026
Dynegy, Inc. (b)	1,423,133	11,769,310
♦EDP Renovaveis S.A. (Spain)	6,440,572	51,220,504
Engie Brasil Energia S.A. (Brazil)	538,000	5,508,455
NextEra Energy Partners, L.P.	455,776	16,859,154
NRG Energy, Inc.	1,307,620	22,517,217
NRG Yield, Inc.
Class A	535,489	9,135,442
Class C	500,545	8,809,592
NTPC, Ltd. (India)	1,001,335	2,463,931

		183,658,118

Media 4.7%
Altice U.S.A., Inc. Class A (b)	331,936	10,721,533
Charter Communications, Inc. Class A (b)	48,548	16,353,394
Comcast Corp. Class A	638,362	24,845,049
NOS SGPS S.A. (Portugal)	1,517,886	9,212,632

		61,132,608

Multi-Utilities 8.1%
Ameren Corp.	204,915	11,202,703
DTE Energy Co.	103,505	10,949,794
Innogy S.E. (Germany) (a)	182,340	7,177,666
Public Service Enterprise Group, Inc.	286,459	12,320,602
RWE A.G. (Germany) (b)	331,308	6,601,246
♦Sempra Energy	424,135	47,821,221
Suez (France)	580,599	10,752,668

		106,825,900

Oil, Gas & Consumable Fuels 17.2%
Cheniere Energy, Inc. (b)	292,696	14,257,222
Enable Midstream Partners, L.P.	227,146	3,620,707
Enbridge, Inc. (Canada)	587,794	23,415,668
Energy Transfer Partners, L.P.	1,392,993	28,403,127
Enterprise Products Partners, L.P.	1,115,051	30,195,581
EQT Corp.	25,849	1,514,493
EQT GP Holdings, L.P.	161,980	4,883,697
EQT Midstream Partners, L.P.	240,600	17,955,978
Kinder Morgan, Inc.	413,550	7,923,618
Plains All American Pipeline, L.P.	126,816	3,331,456
Plains GP Holdings, L.P. Class A (b)	441,840	11,558,534
SemGroup Corp. Class A	158,714	4,285,278
Shell Midstream Partners, L.P.	218,827	6,630,458
Tallgrass Energy GP, L.P.	295,416	7,512,429
Targa Resources Corp.	212,301	9,596,005
TransCanada Corp. (Canada)	365,194	17,409,233
Western Gas Equity Partners, L.P.	203,752	8,765,411

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily

10	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	428,834	$12,985,094
Williams Partners, L.P.	283,777	11,382,296

		225,626,285

Water Utilities 0.7%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	897,800	8,579,899

Wireless Telecommunication Services 3.2%
Advanced Info Service PCL (Thailand)	1,614,300	8,435,038
KDDI Corp. (Japan)	360,100	9,524,761
Millicom International Cellular S.A. (Luxembourg)	11,939	705,170
Mobile TeleSystems PJSC, Sponsored ADR (Russia)	1,114,471	9,339,267
PT XL Axiata Tbk (Indonesia) (b)	26,187,400	6,700,359
Vodafone Group PLC (United Kingdom)	2,490,329	7,062,783

		41,767,378

Total Common Stocks (Cost $1,136,739,508)		1,217,353,469

Convertible Preferred Stocks 5.2%
Diversified Telecommunication Services 0.3%
Frontier Communications Corp. 11.125%	133,379	3,926,678

Electric Utilities 2.1%
Great Plains Energy, Inc. 7.00%	122,248	6,484,034
♦Nextera Energy, Inc.
6.123%	263,256	14,218,457
6.371%	106,095	6,804,933

		27,507,424

Equity Real Estate Investment Trusts (REITs) 0.6%
♦American Tower Corp. 5.50%	64,915	7,869,645

Independent Power & Renewable Electricity Producers 0.7%
Dynegy, Inc.
5.375%	173,984	5,058,585
7.00%	56,168	3,419,508

		8,478,093

Multi-Utilities 0.8%
Dominion Energy, Inc. 6.75%	209,412	10,537,612

Oil, Gas & Consumable Fuels 0.7%
Anadarko Petroleum Corp. 7.50%	237,262	9,748,858

Total Convertible Preferred Stocks (Cost $83,169,626)		68,068,310

	Principal Amount	Value
Short-Term Investment 2.4%
U.S. Government & Federal Agencies 2.4%
Federal Home Loan Bank Discount Notes 0.659%, due 7/3/17 (c)	$31,532,000	$31,530,861

Total Short-Term Investment (Cost $31,530,861)		31,530,861

Total Investments (Cost $1,251,439,995) (d)	100.3%	1,316,952,640
Other Assets, Less Liabilities	(0.3)	(4,202,367)
Net Assets	100.0%	$1,312,750,273

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	Interest rate shown represents yield to maturity.

(d)	As of June 30, 2017, cost was $1,263,735,076 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$159,060,861
Gross unrealized depreciation	(105,843,297)

Net unrealized appreciation	$53,217,564

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

As of June 30, 2017, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	8/10/17	Goldman Sachs & Co.	CAD	357,903	$270,774	$5,394
Canadian Dollar vs. U.S. Dollar	8/10/17	Deutsche Bank AG		281,422	212,339	4,813
Canadian Dollar vs. U.S. Dollar	8/10/17	JPMorgan Chase Bank N.A.		123,731	95,004	471
Canadian Dollar vs. U.S. Dollar	8/10/17	Morgan Stanley & Co.		867,449	657,839	11,507
Canadian Dollar vs. U.S. Dollar	8/10/17	Barclays Bank PLC		367,144	277,365	5,933
Euro vs. U.S. Dollar	8/10/17	JPMorgan Chase Bank N.A.	EUR	433,324	484,549	11,284
Euro vs. U.S. Dollar	8/10/17	BNP Paribas S.A.		817,908	918,353	17,544
Euro vs. U.S. Dollar	8/10/17	Morgan Stanley & Co.		916,588	1,034,085	14,726
Euro vs. U.S. Dollar	8/10/17	Deutsche Bank AG		253,827	284,901	5,542
Euro vs. U.S. Dollar	7/19/17	Morgan Stanley & Co.		656,000	732,929	16,858
Pound Sterling vs. U.S. Dollar	8/10/17	BNP Paribas S.A.	GBP	549,965	716,178	933

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	8/10/17	BNP Paribas S.A.	CAD	108,827	81,748	(2,226)
Canadian Dollar vs. U.S. Dollar	8/10/17	Goldman Sachs & Co.		2,056,264	1,528,730	(57,938)
Canadian Dollar vs. U.S. Dollar	8/10/17	Merrill Lynch International Bank		37,387,094	27,767,574	(1,081,304)
Canadian Dollar vs. U.S. Dollar	8/10/17	Deutsche Bank AG		580,867	439,376	(8,836)
Canadian Dollar vs. U.S. Dollar	8/10/17	JPMorgan Chase Bank N.A.		1,407,176	1,054,737	(31,077)
Euro vs. U.S. Dollar	8/10/17	Deutsche Bank AG	EUR	2,946,000	3,308,950	(62,029)
Euro vs. U.S. Dollar	8/10/17	Citibank N.A.		777,979	879,398	(10,809)
Euro vs. U.S. Dollar	8/10/17	HSBC Bank USA		3,834,026	4,335,325	(51,784)
Euro vs. U.S. Dollar	8/10/17	Morgan Stanley & Co.		7,006,240	7,923,357	(93,578)
Euro vs. U.S. Dollar	8/10/17	JPMorgan Chase Bank N.A.		95,413,271	107,869,856	(1,307,383)
Euro vs. U.S. Dollar	8/10/17	BNP Paribas S.A.		4,853,116	5,483,938	(69,271)
Euro vs. U.S. Dollar	7/19/17	BNP Paribas S.A.		1,806,000	1,988,929	(75,272)
Euro vs. U.S. Dollar	7/19/17	Barclays Bank PLC		2,216,000	2,440,940	(91,879)
Pound Sterling vs. U.S. Dollar	8/10/17	Merrill Lynch International Bank	GBP	14,809,874	19,119,918	(190,992)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(3,039,373)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

12	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,217,353,469	$—	$—	$1,217,353,469
Convertible Preferred Stocks	68,068,310	—	—	68,068,310
Short-Term Investment
U.S. Government & Federal Agencies	—	31,530,861	—	31,530,861

Total Investments in Securities	1,285,421,779	31,530,861	—	1,316,952,640

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	95,005	—	95,005

Total Investments in Securities and Other Financial Instruments	$1,285,421,779	$31,625,866	$—	$1,317,047,645

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(3,134,378)	$—	$(3,134,378)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, certain foreign equity securities with a market value of $281,790,107 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. ( See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,251,439,995)	$1,316,952,640
Cash denominated in foreign currencies (identified cost $97,343)	97,582
Cash	844
Due from custodian	293,459
Receivables:
Investment securities sold	4,500,056
Dividends and interest	2,995,350
Fund shares sold	562,161
Other assets	7,148
Unrealized appreciation on foreign currency forward contracts	95,005

Total assets	1,325,504,245

Liabilities
Payables:
Investment securities purchased	7,849,026
Manager (See Note 3)	788,300
Fund shares redeemed	389,259
NYLIFE Distributors (See Note 3)	255,558
Foreign capital gains tax (See Note 2(C))	141,361
Shareholder communication	114,372
Professional fees	28,333
Custodian	24,120
Trustees	2,146
Accrued expenses	27,119
Unrealized depreciation on foreign currency forward contracts	3,134,378

Total liabilities	12,753,972

Net assets	$1,312,750,273

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$112,551
Additional paid-in capital	1,211,845,411

1,211,957,962
Undistributed net investment income	44,301,211
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,823,642)
Net unrealized appreciation (depreciation) on investments (a)	65,371,284
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,056,542)

Net assets	$1,312,750,273

Initial Class
Net assets applicable to outstanding shares	$82,909,935

Shares of beneficial interest outstanding	7,071,681

Net asset value per share outstanding	$11.72

Service Class
Net assets applicable to outstanding shares	$1,229,840,338

Shares of beneficial interest outstanding	105,478,830

Net asset value per share outstanding	$11.66

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $141,361.

14	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$23,857,628
Interest	165,955

Total income	24,023,583

Expenses
Manager (See Note 3)	4,644,838
Distribution/Service—Service Class (See Note 3)	1,506,103
Shareholder communication	97,192
Custodian	76,558
Professional fees	54,896
Trustees	15,661
Miscellaneous	34,365

Total expenses	6,429,613

Net investment income (loss)	17,593,970

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,092,079
Foreign currency transactions	(4,901,624)

Net realized gain (loss) on investments and foreign currency transactions	190,455

Net change in unrealized appreciation (depreciation) on:
Investments (b)	108,676,447
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(6,106,151)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	102,570,296

Net realized and unrealized gain (loss) on investments and foreign currency transactions	102,760,751

Net increase (decrease) in net assets resulting from operations	$120,354,721

(a)	Dividends recorded net of foreign withholding taxes in the amount of $988,319.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $141,361.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,593,970	$19,046,795
Net realized gain (loss) on investments and foreign currency transactions	190,455	5,657,038
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	102,570,296	103,748,606

Net increase (decrease) in net assets resulting from operations	120,354,721	128,452,439

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(2,368,667)
Service Class	—	(32,605,544)

	—	(34,974,211)

From net realized gain on investments:
Initial Class	—	(2,076,830)
Service Class	—	(31,448,343)

	—	(33,525,173)

Total dividends and distributions to shareholders	—	(68,499,384)

Capital share transactions:
Net proceeds from sale of shares	52,074,229	98,803,750
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	68,499,384
Cost of shares redeemed	(95,847,760)	(192,707,850)

Increase (decrease) in net assets derived from capital share transactions	(43,773,531)	(25,404,716)

Net increase (decrease) in net assets	76,581,190	34,548,339

Net Assets
Beginning of period	1,236,169,083	1,201,620,744

End of period	$1,312,750,273	$1,236,169,083

Undistributed net investment income at end of period	$44,301,211	$26,707,241

16	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,						February 17, 2012** through December 31,
Initial Class	2017*	2016		2015	2014		2013	2012
Net asset value at beginning of period	$10.66	$10.15		$13.42	$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.17	0.19		0.28	0.38		0.37	0.33
Net realized and unrealized gain (loss) on investments	0.99	0.88		(2.25)	1.05		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.10)	0.08		0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.06	1.15		(1.84)	1.59		2.20	0.89

Less dividends and distributions:
From net investment income	—	(0.34)		(0.51)	(0.24)		(0.28)	—
From net realized gain on investments	—	(0.30)		(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	—	(0.64)		(1.43)	(0.82)		(0.44)	—

Net asset value at end of period	$11.72	$10.66		$10.15	$13.42		$12.65	$10.89

Total investment return (b)	9.94%	11.43%		(14.35%)	12.68%		20.33%	8.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97%††	1.76	%(d)	2.23%	2.81%		3.03%	3.66	%††
Net expenses	0.77%††	0.75	%(e)	0.77%	0.78	%(f)	0.79%	0.80	%††
Portfolio turnover rate	15%	35%		43%	47%		45%	43%
Net assets at end of period (in 000’s)	$82,910	$75,772		$70,368	$82,495		$70,290	$56,565

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.
(f)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,						February 17, 2012** through December 31,
Service Class	2017*		2016		2015	2014		2013	2012
Net asset value at beginning of period	$10.62		$10.10		$13.36	$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.15		0.16		0.25	0.35		0.34	0.30
Net realized and unrealized gain (loss) on investments	0.99		0.89		(2.24)	1.04		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.10)		0.08		0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.04		1.13		(1.86)	1.55		2.16	0.87

Less dividends and distributions:
From net investment income	—		(0.31)		(0.48)	(0.22)		(0.26)	—
From net realized gain on investments	—		(0.30)		(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	—		(0.61)		(1.40)	(0.80)		(0.42)	—

Net asset value at end of period	$11.66		$10.62		$10.10	$13.36		$12.61	$10.87

Total investment return (b)	9.79	%(c)	11.15%		(14.57%)	12.40%		20.03%	8.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	%††	1.52	%(d)	1.98%	2.53%		2.78%	3.26	%††
Net expenses	1.02	%††	1.00	%(e)	1.02%	1.03	%(f)	1.04%	1.05	%††
Portfolio turnover rate	15%		35%		43%	47%		45%	43%
Net assets at end of period (in 000’s)	$1,229,840		$1,160,397		$1,131,252	$1,357,229		$1,095,097	$793,902

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.
(f)	Expense waiver/reimbursement less than 0.01%.

18	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MFS® Utilities Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, no foreign equity securities held by the Portfolio were valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor

20	MainStay VP MFS® Utilities Portfolio

might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those with related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

21

Notes to Financial Statements (Unaudited) (continued)

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Portfolios’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized

22	MainStay VP MFS® Utilities Portfolio

gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$95,005	$95,005

Total Fair Value		$95,005	$95,005

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(3,134,378)	$(3,134,378)

Total Fair Value		$(3,134,378)	$(3,134,378)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(2,517)	$(2,517)

Total Realized Gain (Loss)		$(2,517)	$(2,517)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(6,158,872)	$(6,158,872)

Total Change in Unrealized Appreciation (Depreciation)		$(6,158,872)	$(6,158,872)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$5,863,129	$5,863,129
Forward Contracts Short	$(168,730,767)	$(168,730,767)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical,

23

Notes to Financial Statements (Unaudited) (continued)

recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Massachusetts Financial Services Company (“MFS®” or “Subadvisor”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MFS®, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.73% up to $1 billion; and 0.70% in excess of $1 billion. During the six-month period ended June 30, 2017, the effective management fee rate was 0.72%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,644,838.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $188,970 and $188,075, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2017, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)
$350	$1,139	$364

24	MainStay VP MFS® Utilities Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	190,424	$2,156,588
Shares redeemed	(223,952)	(2,535,547)

Net increase (decrease)	(33,528)	$(378,959)

Year ended December 31, 2016:
Shares sold	598,407	$6,617,153
Shares issued to shareholders in reinvestment of dividends and distributions	417,760	4,445,497
Shares redeemed	(846,498)	(9,055,805)

Net increase (decrease)	169,669	$2,006,845

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	4,423,575	$49,917,641
Shares redeemed	(8,237,061)	(93,312,213)

Net increase (decrease)	(3,813,486)	$(43,394,572)

Year ended December 31, 2016:
Shares sold	8,505,136	$92,186,597
Shares issued to shareholders in reinvestment of dividends and distributions	6,042,447	64,053,887
Shares redeemed	(17,249,967)	(183,652,045)

Net increase (decrease)	(2,702,384)	$(27,411,561)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay VP MFS® Utilities Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743148	MSVPMFS10-08/17 (NYLIAC) NI526

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	5.52%	17.80%	12.22%	11.23%	0.78%
Service Class Shares	2/17/2012	5.39	17.51	11.94	10.95	1.03

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
Russell 1000® Value Index[3]	4.66%	15.53%	13.94%	13.04%
S&P 500® Index[4]	9.34	17.90	14.63	13.75
Average Lipper Variable Products Equity Income Portfolio[5]	5.91	14.84	12.21	11.48

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,055.20	$3.92	$1,021.00	$3.86	0.77%

Service Class Shares	$1,000.00	$1,053.90	$5.19	$1,019.70	$5.11	1.02%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Banks	12.1%
Oil, Gas & Consumable Fuels	9.5
Capital Markets	6.9
Insurance	6.0
Pharmaceuticals	6.0
Electric Utilities	5.4
Media	4.0
Semiconductors & Semiconductor Equipment	3.4
Machinery	2.7
Chemicals	2.6
Communications Equipment	2.6
Diversified Telecommunication Services	2.6
Health Care Equipment & Supplies	2.6
Food Products	2.5
Software	2.2
Equity Real Estate Investment Trusts (REITs)	2.1
Aerospace & Defense	2.0
Beverages	1.7
Building Products	1.7
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	1.5
Industrial Conglomerates	1.3
Technology Hardware, Storage & Peripherals	1.2

Air Freight & Logistics	1.1%
Multi-Utilities	1.1
Biotechnology	1.0
Containers & Packaging	1.0
Multiline Retail	1.0
Electrical Equipment	0.9
Food & Staples Retailing	0.9
Construction Materials	0.8
Airlines	0.7
Tobacco	0.7
Auto Components	0.6
Consumer Finance	0.6
Leisure Products	0.6
Metals & Mining	0.6
Personal Products	0.5
Automobiles	0.4
Electronic Equipment, Instruments & Components	0.4
Independent Power & Renewable Electricity Producers	0.3
Wireless Telecommunication Services	0.3
Short-Term Investment	2.1
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.
2.	Exxon Mobil Corp.
3.	Wells Fargo & Co.
4.	Morgan Stanley
5.	Johnson & Johnson
6.	Microsoft Corp.
7.	Boeing Co.
8.	Verizon Communications, Inc.
9.	Total S.A.
10.	State Street Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP T. Rowe Price Equity Income Portfolio returned 5.52% for Initial Class shares and 5.39% for Service Class shares. Over the same period, both share classes outperformed the 4.66% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark, but underperformed the 9.34% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark. Both share classes underperformed the 5.91% return of the Average Lipper2 Variable Products Equity Income Portfolio for the six months ended June 30, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s stock selection and sector weightings contributed to the Portfolio’s outperformance relative to the Russell 1000® Value Index during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Even though the energy sector provided negative absolute returns in the Portfolio and in the Russell 1000® Value Index, the sector was the most substantial positive contributor to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) This was because the Portfolio held an underweight position in energy stocks relative to the Index and because of favorable stock selection. The financials and industrials sectors also helped the Portfolio’s relative performance because of stock selection.

The consumer staples sector was the most substantial detractor from the Portfolio’s relative performance because of stock selection and an underweight position relative to the Russell 1000® Value Index. The consumer discretionary and health care sectors both detracted from the Portfolio’s relative performance because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

At the beginning of the reporting period, shares of aerospace & defense company Boeing were already benefiting from strong sales, margins and free cash flows, as well as positive management commentary. In the second quarter of 2017, the company’s shares continued to rise after the company reported continued strength in demand for its commercial aircraft, including a $5.8 billion deal with China Aircraft Leasing. We liked Boeing for its robust free cash flow generation, shareholder-friendly capital allocation policies and competitive position in a duopoly market that is expected to see steady airline passenger growth.

Health care providers & services company Anthem was another strong contributor to the Portfolio’s absolute performance. Anthem benefited from better-than-expected operating revenue, supported by increases in premiums and membership, as well as by strong underlying fundamentals in the managed care space. Anthem, however, also faced uncertainty related to efforts by Congress to repeal and replace the Affordable Care Act; and during the reporting period, a U.S. appeals court ruled against the company’s proposed merger with Cigna. In light of this uncertainty and the stock’s strong performance, we trimmed the Portfolio’s position.

Shares of capital markets company State Street moved higher after the company reported strong expense management. The stock also rose after the U.S. Treasury Department released its proposed regulatory changes, which could result in fewer regulations going forward. We continued to like State Street because of management’s focus on controlling costs. We believed that the company could also see earnings improve if short-term interest rates continued to rise.

Media company Twenty-First Century Fox detracted from the Portfolio’s absolute performance. Along with other media companies, the company suffered from concerns that advertising revenue was softening and that consumers’ preference for streaming services over traditional cable subscriptions was accelerating. Despite these concerns, we continued to like the company for its high-quality “must see” content, including sports and news programming.

Shares of diversified telecommunication services company Verizon Communications fell after the company missed analysts’ earnings expectations. The miss came amid heightened competition among wireless operators. Despite these headwinds, however, we believed that the company was well managed and could benefit from a recurring revenue business, low churn and predictable free cash flow. In our opinion, the company offers an attractive dividend yield and could benefit from tax reform.

Industrial conglomerate General Electric also detracted from the Portfolio’s absolute performance. A leader in many industrial businesses, the company has valuable assets in its diversified segments and has largely divested its financial services portfolio to increase its focus on the company’s core industrial segments. General Electric, however, has an upcoming management transition and faces questions about its growth potential

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP T. Rowe Price Equity Income Portfolio

and its pension shortfalls. We sold a portion of the Portfolio’s shares to pursue what we viewed to be more attractive investment opportunities in industrials and other sectors.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in Tyson Foods during the reporting period. We liked the company’s focus on increasing its higher-margin prepared food business, which we believe may offer improved product diversity and could lead to stronger, less-volatile earnings over the long term. The Portfolio increased its position in regional bank U.S. Bancorp, which has a strong expense discipline and a superior business mix. This mix includes payments businesses as well as traditional lending products. We increased the position because we believed that the bank was well-positioned to benefit from rising interest rates, favorable policy and regulatory changes, and earnings stability in the financials sector. Although Wells Fargo traded higher following the U.S. presidential election and into 2017, the Portfolio bought shares of the bank because we believed that it would continue to feature attractive long-term fundamentals and growth prospects. Wells Fargo has taken steps to address concerns raised in 2016 about sales tactics and accusations that employees created fraudulent accounts for retail customers.

American Express performed well since late 2016 because of broader sector-friendly developments and strong quarterly results. Unfortunately, the company is facing longer-term competitive headwinds as credit card issuers offer increasingly generous rewards and charge lower fees. In this environment, the company has increased its marketing and promotional spending. While American Express features a strong brand and superior customer service, we believed that earnings growth could be challenged as the company navigates competitive obstacles. We took advantage of recent stock price appreciation to sell shares.

Shares of banking company Bank of America continued to advance in early 2017, driven by expectations for a friendlier regulatory environment, corporate tax reform and higher profits from bank lending as interest rates rose. Bank of America is among the U.S. market-share leaders in deposits, mortgages, credit and debit cards, and capital markets; and management has made notable progress in navigating a number of headwinds. Nevertheless, we reduced the Portfolio’s position in the company following the postelection surge.

Union Pacific is the largest freight railroad operator in the United States. The company’s shares had advanced since early 2016 as commodity prices rallied and the U.S. presidential election spurred expectations for economic growth. Following the recent share price appreciation, we no longer found the risk/reward profile as attractive, and we eliminated the Portfolio’s position in the stock.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Value Index were in consumer discretionary and industrials. At the end of the reporting period, industrials and materials were the most substantially overweight positions. The Portfolio’s most substantial increases in relative sector weightings during the reporting period were in financials and energy.

The most substantially underweight positions relative to the Russell 1000® Value Index at the beginning of the reporting period were real estate and consumer staples. At the end of the reporting period, real estate, consumer staples and health care were the Portfolio’s most substantially underweight positions. During the reporting period, the Portfolio’s most substantial decreases in relative sector weightings occurred in consumer discretionary and health care.

Changes in the Portfolio’s relative sector weightings did not result entirely from investment decisions within the Portfolio. A portion of these changes relative to the Russell 1000® Value Index reflected the reconstitution of the Russell 1000® Value Index in late June. As part of the reconstitution, the health care and consumer discretionary sectors saw the largest weighting increases within the Index, while the financials, industrials and information technology sectors saw notable declines in Index weightings.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower Portfolio turnover relative to peers. Changes to our sector positioning primarily result from our stock-selection process. As of June 30, 2017, the Portfolio was overweight relative to the Russell 1000® Value Index in industrials, materials and consumer discretionary. We like several names in the industrials sector, where we typically invest in companies that reach many different end markets and have solid business models and/or an ability to generate strong cash flows. Within the materials sector, the Portfolio’s largest exposures at the end of the reporting period were in the chemicals and containers & packaging industries. While these cyclical industries have faced challenges resulting from large swings in raw materials costs and from economic weakness, we believed that some companies appeared to be well-positioned should the economy improve.

9

The consumer discretionary sector comprises a diverse group of industries, including retailers, media companies, diversified consumer services and auto manufacturers. It continued to be a significant weighting in the Portfolio primarily because of the Portfolio’s exposure to the media industry, where the Portfolio holds companies that produce or distribute “must-see” content and typically generate strong cash flows, much of which are returned to shareholders through dividends and buybacks.

As of June 30, 2017, the Portfolio was most substantially underweight relative to its benchmark in real estate, consumer staples and health care. The vast majority of the real estate sector consists of real estate investment trusts (REITs), which own and frequently operate many different types of income-producing real estate properties. While REITs generally offer attractive dividend yields, we believed that valuations appeared elevated and that further interest-rate hikes could continue to drive investors out of the sector. In consumer staples, we typically focus our efforts on companies with strong brands that in our view are trading at attractive valuations relative to their history. We also like the stable earnings and dividend yields that consumer staples stocks tend to provide. We have a diversified view of the health care sector, considering the myriad challenges and opportunities facing health care companies. In recent periods, valuations have fallen because of political scrutiny regarding drug pricing, uncertainty about potential health care reform, merger and acquisition approval developments, and drug trial results that have affected health care companies in different ways. Within the sector, the Portfolio’s primary exposure at the end of the reporting period was to the pharmaceuticals industry, where most of the sector’s above-average dividend-paying companies are located.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Corporate Bonds 0.2%†
Technology Hardware, Storage & Peripherals 0.2%
Western Digital Corp. 10.50%, due 4/1/24	$1,186,000	$1,399,101

Total Corporate Bond (Cost $1,180,708)		1,399,101

	Shares
Common Stocks 95.8%
Aerospace & Defense 2.0%
♦Boeing Co.	78,800	15,582,700
United Technologies Corp.	8,600	1,050,146

		16,632,846

Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	82,200	9,090,498

Airlines 0.7%
Delta Air Lines, Inc.	39,300	2,111,982
Southwest Airlines Co.	56,600	3,517,124

		5,629,106

Auto Components 0.6%
Adient PLC	74,900	4,896,962

Automobiles 0.4%
Ford Motor Co.	265,700	2,973,183

Banks 12.1%
Bank of America Corp.	101,700	2,467,242
Citigroup, Inc.	184,700	12,352,736
Fifth Third Bancorp	366,900	9,524,724
♦JPMorgan Chase & Co.	319,800	29,229,720
KeyCorp	328,500	6,156,090
PNC Financial Services Group, Inc.	61,600	7,691,992
Royal Bank of Scotland Group PLC (a)	577,012	1,857,780
U.S. Bancorp	200,200	10,394,384
♦Wells Fargo & Co.	346,400	19,194,024

		98,868,692

Beverages 1.7%
Diageo PLC	141,829	4,190,490
PepsiCo., Inc.	82,600	9,539,474

		13,729,964

Biotechnology 1.0%
Gilead Sciences, Inc.	119,000	8,422,820

	Shares	Value
Building Products 1.7%
Johnson Controls International PLC	312,704	$13,558,845

Capital Markets 6.9%
Ameriprise Financial, Inc.	79,900	10,170,471
Bank of New York Mellon Corp.	141,200	7,204,024
♦Morgan Stanley	380,200	16,941,712
Northern Trust Corp.	79,500	7,728,195
♦State Street Corp.	155,700	13,970,961

		56,015,363

Chemicals 2.6%
Akzo Nobel N.V.	10,756	934,763
CF Industries Holdings, Inc.	225,800	6,313,368
E.I. du Pont de Nemours & Co.	171,000	13,801,410

		21,049,541

Communications Equipment 2.6%
Cisco Systems, Inc.	316,900	9,918,970
Harris Corp.	106,289	11,594,004

		21,512,974

Construction Materials 0.8%
Vulcan Materials Co.	49,600	6,283,328

Consumer Finance 0.6%
American Express Co.	58,900	4,961,736

Containers & Packaging 1.0%
International Paper Co.	145,800	8,253,738

Diversified Telecommunication Services 2.6%
CenturyLink, Inc.	144,200	3,443,496
Telefonica S.A.	266,945	2,755,606
♦Verizon Communications, Inc.	330,775	14,772,412

		20,971,514

Electric Utilities 4.4%
Edison International	98,400	7,693,896
Exelon Corp.	166,100	5,991,227
PG&E Corp.	159,300	10,572,741
Southern Co.	145,620	6,972,286
Xcel Energy, Inc.	93,500	4,289,780

		35,519,930

Electrical Equipment 0.9%
Emerson Electric Co.	130,200	7,762,524

Electronic Equipment, Instruments & Components 0.4%
TE Connectivity, Ltd.	38,200	3,005,576

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) 2.1%
Equity Residential	77,700	$5,114,991
Rayonier, Inc.	222,329	6,396,405
Weyerhaeuser Co.	168,400	5,641,400

		17,152,796

Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc.	102,700	7,772,336

Food Products 2.5%
Archer-Daniels-Midland Co.	198,200	8,201,516
Kellogg Co.	49,900	3,466,054
Tyson Foods, Inc. Class A	134,700	8,436,261

		20,103,831

Health Care Equipment & Supplies 1.9%
Becton Dickinson & Co.	33,900	6,614,229
Medtronic PLC	97,300	8,635,375

		15,249,604

Health Care Providers & Services 1.7%
Anthem, Inc.	73,108	13,753,808

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	57,200	3,750,604
Las Vegas Sands Corp.	135,578	8,662,078

		12,412,682

Independent Power & Renewable Electricity Producers 0.3%
AES Corp.	187,000	2,077,570

Industrial Conglomerates 1.3%
General Electric Co.	379,600	10,252,996

Insurance 6.0%
American International Group, Inc.	84,500	5,282,940
Chubb, Ltd.	27,858	4,049,996
Loews Corp.	261,400	12,236,134
Marsh & McLennan Cos., Inc.	88,700	6,915,052
MetLife, Inc.	237,900	13,070,226
Willis Towers Watson PLC	31,743	4,617,337
XL Group, Ltd.	65,600	2,873,280

		49,044,965

Leisure Products 0.6%
Mattel, Inc.	236,600	5,093,998

Machinery 2.7%
Cummins, Inc.	18,000	2,919,960
Flowserve Corp.	83,705	3,886,423
Illinois Tool Works, Inc.	68,900	9,869,925
Pentair PLC	79,800	5,309,892

		21,986,200

	Shares	Value
Media 4.0%
Comcast Corp. Class A	269,600	$10,492,832
News Corp. Class A	486,500	6,665,050
Time Warner, Inc.	9,400	943,854
Twenty-First Century Fox, Inc. Class B	416,900	11,619,003
Walt Disney Co.	29,100	3,091,875

		32,812,614

Metals & Mining 0.6%
Nucor Corp.	81,000	4,687,470

Multi-Utilities 1.0%
NiSource, Inc.	328,500	8,330,760

Multiline Retail 1.0%
Kohl’s Corp.	130,300	5,038,701
Macy’s, Inc.	120,000	2,788,800

		7,827,501

Oil, Gas & Consumable Fuels 9.5%
Apache Corp.	134,360	6,439,875
Canadian Natural Resources, Ltd.	110,800	3,195,472
Chevron Corp.	79,300	8,273,369
EQT Corp.	27,370	1,603,608
♦Exxon Mobil Corp.	245,100	19,786,923
Hess Corp.	151,800	6,659,466
Occidental Petroleum Corp.	161,100	9,645,057
Royal Dutch Shell PLC Class A, Sponsored ADR	111,500	5,930,685
♦Total S.A.	294,704	14,569,561
Transcanada Corp.	24,300	1,158,381

		77,262,397

Personal Products 0.5%
Avon Products, Inc. (a)	129,500	492,100
Coty, Inc. Class A	203,093	3,810,025

		4,302,125

Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	133,100	7,416,332
GlaxoSmithKline PLC	209,942	4,472,093
♦Johnson & Johnson	126,200	16,694,998
Merck & Co., Inc.	121,700	7,799,753
Pfizer, Inc.	369,900	12,424,941

		48,808,117

Semiconductors & Semiconductor Equipment 3.4%
Analog Devices, Inc.	30,700	2,388,460
Applied Materials, Inc.	208,400	8,609,004
QUALCOMM, Inc.	220,800	12,192,576
Texas Instruments, Inc.	60,700	4,669,651

		27,859,691

Software 2.2%
CA, Inc.	41,900	1,444,293
♦Microsoft Corp.	237,000	16,336,410

		17,780,703

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	24,000	$3,456,480
Western Digital Corp.	52,700	4,669,220

		8,125,700

Tobacco 0.7%
Philip Morris International, Inc.	48,500	5,696,325

Wireless Telecommunication Services 0.3%
Vodafone Group PLC	841,401	2,386,284

Total Common Stocks (Cost $652,725,684)		779,919,613

Convertible Preferred Stocks 1.8%
Electric Utilities 1.0%
Great Plains Energy, Inc. 7.00%	45,287	2,402,022
Nextera Energy, Inc. 6.123%	105,786	5,713,502

		8,115,524

Health Care Equipment & Supplies 0.7%
Becton Dickinson & Co. Series A 6.125%	102,349	5,606,678

Multi-Utilities 0.1%
DTE Energy Co. 6.50%	23,834	1,307,295

Total Convertible Preferred Stocks (Cost $13,754,462)		15,029,497

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $17,455,515 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 9/30/21, with a Principal Amount of $18,230,000 and a Market Value of $17,806,772)	$17,455,340	$17,455,340

Total Short-Term Investment (Cost $17,455,340)		17,455,340

Total Investments (Cost $685,116,194) (b)	99.9%	813,803,551
Other Assets, Less Liabilities	0.1	727,438
Net Assets	100.0%	$814,530,989

(a)	Non-income producing security.

(b)	As of June 30, 2017, cost was $686,567,382 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$153,776,598
Gross unrealized depreciation	(26,540,429)

Net unrealized appreciation	$127,236,169

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Corporate Bond	$—	$1,399,101	$—	$1,399,101
Common Stocks	779,919,613	—	—	779,919,613
Convertible Preferred Stocks	15,029,497	—	—	15,029,497
Short-Term Investment
Repurchase Agreement	—	17,455,340	—	17,455,340

Total Investments in Securities	$794,949,110	$18,854,441	$—	$813,803,551

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, certain foreign equity securities with a market value of $30,206,253 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (see Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $685,116,194)	$813,803,551
Cash denominated in foreign currencies (identified cost $221,596)	226,779
Receivables:
Dividends and interest	1,290,387
Investment securities sold	1,014,000
Fund shares sold	44,048
Other assets	4,542

Total assets	816,383,307

Liabilities
Payables:
Investment securities purchased	896,754
Manager (See Note 3)	497,730
Fund shares redeemed	267,683
Shareholder communication	77,825
NYLIFE Distributors (See Note 3)	67,794
Professional fees	24,302
Custodian	11,140
Trustees	1,379
Accrued expenses	7,711

Total liabilities	1,852,318

Net assets	$814,530,989

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,542
Additional paid-in capital	601,940,950

602,000,492
Undistributed net investment income	23,789,960
Accumulated net realized gain (loss) on investments and foreign currency transactions	60,045,273
Net unrealized appreciation (depreciation) on investments	128,687,357
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	7,907

Net assets	$814,530,989

Initial Class
Net assets applicable to outstanding shares	$484,197,147

Shares of beneficial interest outstanding	35,326,364

Net asset value per share outstanding	$13.71

Service Class
Net assets applicable to outstanding shares	$330,333,842

Shares of beneficial interest outstanding	24,215,346

Net asset value per share outstanding	$13.64

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$10,430,977
Interest	68,543

Total income	10,499,520

Expenses
Manager (See Note 3)	2,962,998
Distribution/Service—Service Class (See Note 3)	402,577
Shareholder communication	58,750
Professional fees	41,172
Trustees	9,973
Custodian	8,700
Miscellaneous	17,305

Total expenses	3,501,475

Net investment income (loss)	6,998,045

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	24,692,455
Foreign currency transactions	7,584

Net realized gain (loss) on investments and foreign currency transactions	24,700,039

Net change in unrealized appreciation (depreciation) on:
Investments	11,299,118
Translation of other assets and liabilities in foreign currencies	7,488

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,306,606

Net realized and unrealized gain (loss) on investments and foreign currency transactions	36,006,645

Net increase (decrease) in net assets resulting from operations	$43,004,690

(a)	Dividends recorded net of foreign withholding taxes in the amount of $124,243.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,998,045	$15,853,298
Net realized gain (loss) on investments and foreign currency transactions	24,700,039	36,727,621
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,306,606	78,755,371

Net increase (decrease) in net assets resulting from operations	43,004,690	131,336,290

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(9,268,385)
Service Class	—	(4,972,626)

	—	(14,241,011)

From net realized gain on investments:
Initial Class	—	(32,756,863)
Service Class	—	(20,271,168)

	—	(53,028,031)

Total dividends and distributions to shareholders	—	(67,269,042)

Capital share transactions:
Net proceeds from sale of shares	38,341,461	54,414,434
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	67,269,042
Cost of shares redeemed	(56,999,025)	(150,724,784)

Increase (decrease) in net assets derived from capital share transactions	(18,657,564)	(29,041,308)

Net increase (decrease) in net assets	24,347,126	35,025,940

Net Assets
Beginning of period	790,183,863	755,157,923

End of period	$814,530,989	$790,183,863

Undistributed net investment income at end of period	$23,789,960	$16,791,915

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
Initial Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.99		$11.97	$13.90	$13.77	$10.79	$10.00

Net investment income (loss) (a)	0.12		0.27	0.25	0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.60		1.90	(1.21)	0.78	3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	—	—

Total from investment operations	0.72		2.17	(0.96)	1.04	3.24	0.79

Less dividends and distributions:
From net investment income	—		(0.25)	(0.24)	(0.21)	(0.16)	—
From net realized gain on investments	—		(0.90)	(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	—		(1.15)	(0.97)	(0.91)	(0.26)	—

Net asset value at end of period	$13.71		$12.99	$11.97	$13.90	$13.77	$10.79

Total investment return (b)	5.54	%(c)	18.82%	(6.78%)	7.74%	30.36%	7.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85	%††	2.18%	1.90%	1.89%	1.72%	2.15	%††
Net expenses	0.77	%††	0.78%	0.77%	0.78%	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.78	%††	0.78%	0.77%	0.79%	0.83%	0.84	%††
Portfolio turnover rate	12%		23%	42%	18%	20%	15%
Net assets at end of period (in 000’s)	$484,197		$472,125	$473,818	$534,825	$448,471	$374,322

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
Service Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.94		$11.93	$13.85	$13.73	$10.76	$10.00

Net investment income (loss) (a)	0.11		0.24	0.22	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.59		1.89	(1.21)	0.77	3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	—	—

Total from investment operations	0.70		2.13	(0.99)	1.00	3.21	0.76

Less dividends and distributions:
From net investment income	—		(0.22)	(0.20)	(0.18)	(0.14)	—
From net realized gain on investments	—		(0.90)	(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	—		(1.12)	(0.93)	(0.88)	(0.24)	—

Net asset value at end of period	$13.64		$12.94	$11.93	$13.85	$13.73	$10.76

Total investment return (b)	5.41	%(c)	18.53%	(7.01%)	7.47%	30.04%	7.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%††	1.93%	1.64%	1.64%	1.47%	1.85	%††
Net expenses	1.02	%††	1.03%	1.02%	1.03%	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.03	%††	1.03%	1.02%	1.04%	1.08%	1.09	%††
Portfolio turnover rate	12%		23%	42%	18%	20%	15%
Net assets at end of period (in 000’s)	$330,334		$318,059	$281,340	$323,002	$313,698	$242,081

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Comparable bonds	• Benchmark yields
• Reported trades	• Broker/dealer quotes
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

20	MainStay VP T. Rowe Price Equity Income Portfolio

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date;

net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

21

Notes to Financial Statements (Unaudited) (continued)

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.75% up to $500 million; and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.85% for Initial Class shares and 1.10% for Service Class shares. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2017, the effective management fee rate was 0.74%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,962,998.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative

22	MainStay VP T. Rowe Price Equity Income Portfolio

operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$14,241,011	$53,028,031

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $90,969 and $102,794, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by its Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2016, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$0	$69	$8

Note 9–Capital Share Transactions

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	844,088	$11,247,880
Shares redeemed	(1,864,653)	(25,152,576)

Net increase (decrease)	(1,020,565)	$(13,904,696)

Year ended December 31, 2016:
Shares sold	1,755,449	$20,931,750
Shares issued to shareholders in reinvestment of dividends and distributions	3,472,224	42,025,248
Shares redeemed	(8,455,638)	(104,115,752)

Net increase (decrease)	(3,227,965)	$(41,158,754)

23

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,037,069	$27,093,581
Shares redeemed	(2,393,698)	(31,846,449)

Net increase (decrease)	(356,629)	$(4,752,868)

Year ended December 31, 2016:
Shares sold	2,677,875	$33,482,684
Shares issued to shareholders in reinvestment of dividends and distributions	2,091,800	25,243,794
Shares redeemed	(3,774,017)	(46,609,032)

Net increase (decrease)	995,658	$12,117,446

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743153	MSVPTRPE10-08/17 (NYLIAC) NI531

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	1.27%	0.72%	–0.06%	0.48%	0.92%
Service Class Shares	2/17/2012	1.15	0.47	–0.29	0.25	1.17

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
Bloomberg Barclays U.S. TIPS Index[3]	0.85%	–0.63%	0.27%	0.72%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	1.01	0.32	0.16	0.54

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,000.00	$4.66	$1,020.10	$4.71	0.94%

Service Class Shares	$1,000.00	$1,000.00	$5.90	$1,018.90	$5.96	1.19%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.875%, due 1/15/18–1/15/27

2.	United States Treasury Inflation—Indexed Bonds, 0.375%–3.625%, due 7/15/18–2/15/47

3.	United States Treasury Notes, 1.875%–2.750%, due 2/28/22–11/15/26

4.	United States Treasury Bonds, 3.000%, due 2/15/47–5/15/47

5.	Ally Financial, Inc., 3.600%, due 5/21/18
6.	Nykredit Realkredit A/S, 1.000%–2.500%, due 7/1/17–10/1/47

7.	Paragon Mortgages No.13 PLC, 0.576%, due 1/15/39

8.	CIFC Funding, Ltd., 2.569%, due 12/5/24

9.	New Zealand Government Bond, 2.000%–3.000%, due 9/20/25–9/20/35

10.	Japanese Government CPI Linked Bond, 0.100%, due 3/10/24–3/10/27

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP PIMCO Real Return Portfolio returned 1.27% for Initial Class shares and 1.15% for Service Class shares. Over the same period, both share classes outperformed the 0.85% return of the Bloomberg Barclays U.S. TIPS Index,1 which is the Portfolio’s benchmark, and the 1.01% return of the Average Lipper2 Variable Products Inflation-Protected Bond Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2017, the “Principal Investment Strategies” section of the Portfolio’s Summary Prospectus and Prospectus was modified to allow the Portfolio to invest in mortgage-backed securities rated below B.3

What factors affected the Portfolio’s relative performance during the reporting period?

Positive contributors to the Portfolio’s performance relative to the Bloomberg Barclays U.S. TIPS Index included (1) being short U.K. nominal duration4 as U.K. interest rates rose, reversing the year’s earlier downward trend; (2) duration and yield curve5 positioning in the United States, as an overweight to intermediate maturities on the yield curve benefited from a decline in mid- to long-term rates; (3) being short U.K. inflation expectations as expectations trended lower despite recent strength in the consumer price index (CPI); and (4) spread sector6 exposure, particularly positions in investment-grade and high-yield financials, residential mortgage-backed securities and dollar-denominated emerging-market sovereign debt. (Contributions take weightings and total returns into account.)

One strategy that detracted from relative performance during the reporting period was being long the Brazilian real as the currency depreciated amid heightened political concerns.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of short (pay-fixed) interest-rate swaps on the U.K. nominal curve and short inflation swaps on the U.K. real yield curve added to performance as nominal gilts (a U.K. government obligation) modestly rose and mid- to long-term breakeven inflation expectations fell. On the other hand, the use of short futures and pay-fixed interest-rate swaps along the U.S. nominal yield curve detracted from performance amid a rally in long-end U.S. Treasury securities. Receive-fixed interest-rate swaps on intermediate-term Mexican nominal rates added to performance amid a rally in the belly of the yield curve. Finally, currency exposure, through the use of currency forwards, detracted from performance overall.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio remained slightly underweight overall duration relative to the Bloomberg Barclays U.S. TIPS Index for the majority of the reporting period, with a duration concentration at the belly of the yield curve. The Portfolio, however, maintained an overweight to real duration in the United States. In addition, the Portfolio’s overall duration was brought in-line with the benchmark toward the end of the reporting period. As of June 30, 2017, the Portfolio’s duration was approximately even with the benchmark’s duration at 7.82 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

PIMCO takes a long-term approach to investing, with the goal of consistently providing added value in portfolios over time. Because we believed that many asset classes were fairly valued, we remained tactical and sought to capitalize on perceived market dislocations as they arose. Within interest rates, total duration in the Portfolio remained range-bound throughout the reporting period, consistent with relatively muted moves in

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. TIPS Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread sectors” refers to asset classes or market sectors that typically trade at a spread to comparable U.S. Treasury securities.

8	MainStay VP PIMCO Real Return Portfolio

interest rates. The Portfolio, however, maintained an overweight to real duration, specifically in the United States, where positions were increased in the intermediate portion of the real yield curve given the attractive steepness of the curve and strong core inflation dynamics. Inflation expectations in the U.S. remain well below levels that we feel are justified given strong core inflation dynamics. The Portfolio remained tactical in currencies, reducing shorts to the Chinese yuan renminbi (CNY) and the euro (EUR) while maintaining long positions in select emerging-market currencies that offered attractive potential for generating income.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Duration strategies and yield-curve positioning in the United States, with a focus in the belly of the yield curve, contributed strongly as mid- to long-term rates declined. In addition, out-of-benchmark exposures to spread sectors such as investment-grade and high-yield financials, residential mortgage-backed securities and external emerging-market debt also contributed positively as spreads generally tightened. Currency strategies, on the other hand, moderately detracted during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio increased overall duration, bringing it into line with the duration of the benchmark at the end of the reporting period. The Portfolio also increased exposure to U.S. TIPS and breakeven inflation. Although the Portfolio reduced some credit and spread exposure, the Portfolio maintained exposure to credit, mortgages and emerging markets.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio was overweight relative to the Bloomberg Barclays U.S. TIPS Index in U.S. TIPS, while it maintained a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 125.8%† Asset-Backed Securities 2.4%
Other ABS 2.4%
Bayview Opportunity Master Fund IVB Trust Series 2016-RN4, Class A1 3.475%, due 10/28/31 (a)(b)		$176,446	$177,610
♦CIFC Funding, Ltd. Series 2012-2A, Class A1R 2.569%, due 12/5/24 (a)(c)		2,733,624	2,738,765
Fortress Credit Investments IV, Ltd. Series 2015-4A, Class A 2.408%, due 7/17/23 (a)(c)		329,265	329,267
Highlander Euro CDO III B.V. Series 2007-3A, Class A 0.069%, due 5/1/23 (a)(c)	EUR	415,875	474,884
Malin CLO B.V. Series 2007-1A, Class A1 0.00%, due 5/7/23 (a)(c)		156,754	178,964
Navient Student Loan Trust Series 2016-7A, Class A 2.366%, due 3/25/66 (a)(c)		$560,586	566,527
OneMain Financial Issuance Trust Series 2014-2A, Class A 2.470%, due 9/18/24 (a)		424,896	425,449
SLM Student Loan Trust (c) Series 2004-2, Class A5 0.00%, due 1/25/24	EUR	402,829	457,949
Series 2003-5, Class A5, Series Reg S 0.00%, due 6/17/24		101,794	115,596
Symphony CLO VIII , Ltd. Series 2012-8A, Class AR 2.256%, due 1/9/23 (a)(c)		$619,028	619,245
US Residential Opportunity Fund II Trust Series 2016-3II, Class A 3.598%, due 10/27/36 (a)(b)		251,887	252,982
Vericrest Opportunity Loan Trust (a)(b) Series 2017-NPL2, Class A1 3.500%, due 3/25/47		93,594	93,748
Series 2015-NPL8, Class A1 3.500%, due 6/26/45		1,085,182	1,087,842
Series 2014-NP11, Class A1 3.875%, due 4/25/55		70,250	70,281
Series 2015-NP14, Class A1 4.375%, due 11/27/45		227,408	228,229

			7,817,338

Total Asset-Backed Securities (Cost $7,730,514)			7,817,338

	Principal Amount		Value
Corporate Bonds 7.4%
Banks 3.2%
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, due 9/15/22		$300,000	$311,694
Deutsche Bank A.G. 4.250%, due 10/14/21		1,400,000	1,468,156
Goldman Sachs Group, Inc. 2.446%, due 9/15/20 (c)		1,300,000	1,322,325
ING Bank N.V. 2.625%, due 12/5/22 (a)		400,000	403,364
Intesa Sanpaolo S.p.A. 6.500%, due 2/24/21 (a)		400,000	448,147
♦Nykredit Realkredit A/S
1.000%, due 7/1/17	DKK	9,600,000	1,473,159
2.000%, due 7/1/17		6,900,000	1,059,696
2.000%, due 10/1/17		3,600,000	556,039
Series Reg S 2.500%, due 10/1/47		2,430,677	378,676
Realkredit Danmark A/S
1.000%, due 4/1/18		500,000	77,588
2.500%, due 10/1/47		1,794,683	279,732
Royal Bank of Scotland PLC 6.934%, due 4/9/18	EUR	400,000	479,994
Santander Holdings Usa, Inc. 2.642%, due 11/24/17 (c)		$100,000	100,399
Toronto-Dominion Bank 2.250%, due 3/15/21 (a)		600,000	599,326
UBS A.G. (a)(c)
1.539%, due 12/7/18 (d)		800,000	800,256
1.799%, due 6/8/20		800,000	801,096

			10,559,647

Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20		100,000	106,277
♦Ally Financial, Inc. 3.600%, due 5/21/18		3,900,000	3,943,875
Bear Stearns Cos. LLC 7.250%, due 2/1/18		700,000	721,956
BRFkredit A/S
2.000%, due 10/1/17	DKK	1,600,000	247,129
2.500%, due 10/1/47		285,792	44,524
4.000%, due 1/1/18		900,000	141,270
International Lease Finance Corp. 6.250%, due 5/15/19		$100,000	107,258
Navient Corp. 5.500%, due 1/15/19		300,000	312,375

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2017, excluding short-term investments. May be subject to change daily.

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Nordea Kredit Realkreditaktieselskab
1.000%, due 10/1/17	DKK	1,200,000	$184,895
2.000%, due 10/1/17		2,600,000	401,584
2.500%, due 10/1/47		469,910	73,244
Synchrony Financial 2.580%, due 11/9/17 (c)		$100,000	100,317

			6,384,704

Home Builders 0.3%
D.R. Horton, Inc. 4.000%, due 2/15/20		900,000	934,602

Machinery—Diversified 0.3%
John Deere Capital Corp. 1.577%, due 6/22/20 (c)		1,100,000	1,101,342

Oil & Gas 0.4%
BG Energy Capital PLC Series Reg S 6.500%, due 11/30/72 (c)	GBP	200,000	266,102
Petrobras Global Finance B.V.
6.125%, due 1/17/22		$600,000	618,900
6.625%, due 1/16/34	GBP	100,000	126,467
8.375%, due 5/23/21		$100,000	111,938

			1,123,407

Pipelines 0.6%
Enbridge, Inc. 1.946%, due 6/15/20 (c)		1,000,000	999,427
Spectra Energy Partners, L.P. 1.920%, due 6/5/20 (c)		900,000	903,505

			1,902,932

Real Estate Investment Trusts 0.2%
Unibail-Rodamco SE Series Reg S 1.928%, due 4/16/19 (c)		700,000	697,143

Telecommunications 0.4%
AT&T, Inc. 2.023%, due 7/15/21 (c)		1,000,000	1,010,357
Telefonica Emisiones SAU 6.221%, due 7/3/17		400,000	400,000

			1,410,357

Total Corporate Bonds (Cost $23,859,280)			24,114,134

	Principal Amount		Value
Foreign Government Bonds 3.5%
Argentina 0.3%
Argentine Republic Government International Bond 6.875%, due 1/26/27		$900,000	$932,400

Canada 0.3%
Canadian Government Real Return Bond 4.250%, due 12/1/26	CAD	890,742	935,107

Japan 0.8%
♦Japanese Government CPI Linked Bond
0.100%, due 3/10/27	JPY	230,460,000	2,147,955
0.100%, due 3/10/24		41,040,000	378,126

			2,526,081

Mexico 0.5%
Mexican Bonos de Proteccion al Ahorro 6.570%, due 1/4/18 (c)(d)	MXN	32,600,000	1,855,188

New Zealand 0.8%
♦New Zealand Government Bond
Series Reg S 2.000%, due 9/20/25	NZD	1,900,000	1,483,586
Series Reg S 2.500%, due 9/20/35		800,000	631,920
Series Reg S 3.000%, due 9/20/30		500,000	427,831

			2,543,337

Spain 0.2%
Autonomous Community of Catalonia 4.950%, due 2/11/20	EUR	500,000	609,909

United Kingdom 0.6%
United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/46	GBP	633,910	1,309,174
Series Reg S 0.125%, due 11/22/65		287,767	827,548

			2,136,722

Total Foreign Government Bonds (Cost $12,350,566)			11,538,744

Mortgage-Backed Securities 2.5%
Agency Collateral (Collateralized Mortgage Obligation) 0.2%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 1.609%, due 9/15/42 (c)		$851,888	853,804

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Morgan Stanley Capital I Trust Series 2007-IQ16, Class A4 5.809%, due 12/12/49		$268,396	$269,177

Whole Loan (Collateralized Mortgage Obligations) 2.2%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.250%, due 8/26/37 (a)		2,213,710	2,274,142
Eurosail-UK PLC (c)
Series 2007-3X, Class A3A, Reg S 1.240%, due 6/13/45	GBP	280,280	352,403
Series 2007-3A, Class A3C 1.240%, due 6/13/45 (a)		74,732	93,962
Series 2007-3X, Class A3C, Reg S 1.240%, due 6/13/45		74,732	93,962
Marche Mutui Srl (c)
Series 4, Class A, Reg S 0.108%, due 2/25/55	EUR	3,327	3,800
Series 6, Class A1, Reg S 1.921%, due 1/27/64		55,558	63,681
♦Paragon Mortgages No.13 PLC Series 13X, Class A1, Reg S 0.576%, due 1/15/39 (c)	GBP	2,398,270	2,987,789
Trinity Square PLC Series 2015-1, Class A 1.486%, due 7/15/51 (a)(c)		953,698	1,255,921

			7,125,660

Total Mortgage-Backed Securities (Cost $8,585,532)			8,248,641

Municipal Bonds 0.1%
Texas 0.1%
South Carolina Student Loan Corp. Series A-3 1.342%, due 12/1/23 (c)		$250,046	250,066

Total Municipal Bonds (Cost $249,787)			250,066

U.S. Government & Federal Agencies 109.9%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.6% (c)(e)
1.932%, due 6/1/43		472,746	479,966
2.982%, due 11/1/34		645,335	683,107
4.299%, due 12/1/36		631,447	668,851

			1,831,924

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
Series 2017-H10, Class FB 2.550%, due 4/20/67 (c)		400,116	413,146

	Principal Amount	Value
♦United States Treasury Bonds 1.2%
3.000%, due 2/15/47	$1,840,000	$1,898,074
3.000%, due 5/15/47	2,110,000	2,177,586

		4,075,660

♦United States Treasury Notes 5.0%
1.875%, due 2/28/22	7,700,000	7,709,325
2.000%, due 2/15/25	3,880,000	3,826,801
2.000%, due 11/15/26	200,000	195,015
2.750%, due 2/15/24	4,300,000	4,474,017

		16,205,158

♦United States Treasury Inflation—Indexed Bond 38.4% (e)
0.375%, due 7/15/25	7,062,487	7,009,426
0.625%, due 2/15/43	1,850,403	1,702,193
0.750%, due 2/15/42	3,062,202	2,913,492
0.750%, due 2/15/45	2,803,410	2,629,097
0.875%, due 2/15/47 (f)	3,504,530	3,400,926
1.000%, due 2/15/46	4,818,926	4,814,604
1.375%, due 7/15/18 (f)	340,149	345,535
1.375%, due 2/15/44	14,970,514	16,284,731
1.750%, due 1/15/28	14,098,326	15,714,178
2.000%, due 1/15/26	8,142,727	9,124,813
2.125%, due 2/15/40	2,907,210	3,615,708
2.125%, due 2/15/41	1,574,237	1,966,814
2.375%, due 1/15/25	26,367,029	30,038,163
2.375%, due 1/15/27 (f)	945,680	1,097,902
2.500%, due 1/15/29	15,902,464	19,119,230
3.625%, due 4/15/28	4,172,237	5,450,389

		125,227,201

♦United States Treasury Inflation—Indexed Notes 64.6% (e)
0.125%, due 4/15/18	3,322,267	3,310,197
0.125%, due 4/15/19	6,563,301	6,566,267
0.125%, due 4/15/20	25,244,598	25,283,450
0.125%, due 4/15/21	24,320,647	24,283,607
0.125%, due 1/15/22	2,668,242	2,664,251
0.125%, due 4/15/22 (f)	3,920,904	3,902,193
0.125%, due 7/15/22	23,256,243	23,226,568
0.125%, due 1/15/23	28,292,655	28,033,975
0.125%, due 7/15/24	16,736,688	16,439,896
0.125%, due 7/15/26 (f)	2,580,651	2,489,210
0.250%, due 1/15/25	8,278,886	8,131,853
0.375%, due 7/15/23	18,842,278	18,963,623
0.375%, due 1/15/27	2,631,642	2,584,638
0.625%, due 1/15/24	12,249,600	12,424,096
0.625%, due 1/15/26	16,313,296	16,416,493
1.375%, due 1/15/20	4,522,640	4,687,418
1.625%, due 1/15/18 (f)	350,124	351,701
1.875%, due 7/15/19	10,305,900	10,741,386

		210,500,822

Total U.S. Government & Federal Agencies (Cost $365,439,378)		358,253,911

Total Long-Term Bonds (Cost $418,215,057)		410,222,834

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Purchased Put Options 0.0%‡
IMM Euro Future Strike Price $98.25 Expires 3/19/18		$425,000	$13,813

Total Purchased Put Options (Cost $16,796)			13,813

Short-Term Investments 72.9%
Foreign Government Bonds 8.2%
Argentina Treasury Bills
(zero coupon), due 7/14/17		100,000	99,944
(zero coupon), due 9/15/17		300,000	298,236
(zero coupon), due 9/29/17		100,000	99,271
(zero coupon), due 10/13/17		300,000	297,594
(zero coupon), due 11/24/17		100,000	98,863
(zero coupon), due 12/15/17		200,000	197,362
Brazil Letras do Tesouro Nacional
(zero coupon), due 10/1/17	BRL	36,600,000	10,794,652
(zero coupon), due 1/1/18		14,100,000	4,078,185
(zero coupon), due 7/1/18		3,000,000	833,017
Japan Treasury Discount Bills
(zero coupon), due 7/10/17	JPY	260,000,000	2,311,662
(zero coupon), due 8/7/17		860,000,000	7,646,732

Total Foreign Government Bonds (Cost $27,232,223)			26,755,518

Repurchase Agreements 60.4%
BNP Paribas Securities Corp. 1.25%, dated 6/30/17 due 7/6/17 Proceeds at Maturity $55,011,458 (Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.125% and a maturity date of 415/18, with a Principal Amount of $56,317,528 and a Market Value of $56,132,018)		55,000,000	55,000,000
Credit Agricole Corp. 1.38%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $40,904,704 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 1/31/20, with a Principal Amount of $41,559,000 and a Market Value of $41,450,240)		40,900,000	40,900,000

	Principal Amount	Value
Repurchase Agreements (continued)
RBC Capital Markets LLC 1.40%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $10,201,190 (Collateralized by United States Treasury securities with rates between 1.375% and 1.75% and maturity dates between 5/31/20 and 12/31/20, with a Principal Amount of $10,414,000 and a Market Value of $10,399,759)	$10,200,000	$10,200,000
Societe Generale S.A. 1.08%, dated 6/30/17 due 7/5/17 Proceeds at Maturity $50,007,500 (Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.125% and a maturity date of 7/15/22, with a Principal Amount of $50,942,282 and a Market Value of $50,904,483)	50,000,000	50,000,000
Standard Chartered Bank 1.39%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $40,904,738 (Collateralized by United States Treasury Notes with rates between 1.75% and 2.00% and maturity dates between 6/30/22 and 5/31/24, with a Principal Amount of $41,894,600 and a Market Value of $41,593,236)	40,900,000	40,900,000

Total Repurchase Agreements (Cost $197,000,000)		197,000,000

Short Term Instruments 3.9%
Barclays Bank PLC 1.710%, due 3/16/18	900,000	899,820
1.949%, due 11/6/17	1,200,000	1,202,700
Credit Suisse 2.028%, due 9/12/17	2,300,000	2,303,680
Mitsubishi UFJ Trust & Banking Corp. 1.987%, due 9/19/17	700,000	701,036
Natixis 1.979%, due 9/25/17	2,300,000	2,303,473
Norinchukin Bank 1.871%, due 10/12/17	2,500,000	2,505,000
Sumitomo Mitsui Banking Corp. 1.946%, due 9/15/17	700,000	700,945
Sumitomo Mitsui Trust Bank, Ltd. 1.860%, due 10/6/17	700,000	701,246
1.997%, due 9/18/17	1,500,000	1,502,250

Total Short Term Instruments (Cost $12,800,000)		12,820,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government & Federal Agencies 0.4%
United States Treasury Bills (g) 0.899-0.976%, due 8/31/17	$1,221,000	$1,219,209

Total U.S. Government & Federal Agencies (Cost $1,219,169)		1,219,209

Total Short-Term Investments (Cost $238,251,392)		237,794,877

Total Investments (Cost $656,483,245)	198.0%	648,031,524
Other Assets, Less Liabilities	(98.7)	(321,968,110)
Net Assets	100.0%	$326,063,414

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2017.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(d)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $2,655,444, which represented 0.8% of the Portfolio’s net assets.

(e)	Delayed delivery security.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts (See Note 2(L)).

(g)	Interest rate shown represents yield to maturity.

(h)	As of June 30, 2017, cost was $656,762,994 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,931,728
Gross unrealized depreciation	(10,663,198)

Net unrealized depreciation	$(8,731,470)

As of June 30, 2017, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Argentine Peso vs. U.S. Dollar	9/15/17	JPMorgan Chase Bank N.A.	ARS	7,773,600	$465,764	$(15,260)
Brazilian Real vs. U.S. Dollar	7/5/17	Bank of America N.A.	BRL	5,042,657	1,530,838	(8,710)
Brazilian Real vs. U.S. Dollar	7/5/17	Credit Suisse International		2,470,644	746,824	(1,060)
Brazilian Real vs. U.S. Dollar	8/2/17	Bank of America N.A.		2,572,013	764,843	6,964
Canadian Dollar vs. U.S. Dollar	7/5/17	JPMorgan Chase Bank N.A.	CAD	1,232,000	939,884	10,147
Danish Krone vs. U.S. Dollar	7/3/17	Bank of America N.A.	DKK	5,673,700	858,176	13,314
Euro vs. U.S. Dollar	7/5/17	Bank of America N.A.	EUR	2,730,000	3,075,206	42,863
Euro vs. U.S. Dollar	7/5/17	Credit Suisse International		2,133,000	2,417,756	18,450
Indian Rupee vs. U.S. Dollar	7/20/17	Credit Suisse International	INR	52,465,290	798,680	11,434
Indian Rupee vs. U.S. Dollar	12/4/17	Credit Suisse International		52,465,290	800,386	(4,200)
Pound Sterling vs. U.S. Dollar	7/5/17	Credit Suisse International	GBP	801,000	1,024,194	19,068
Pound Sterling vs. U.S. Dollar	7/5/17	JPMorgan Chase Bank N.A.		534,000	691,949	3,559
Russian Ruble vs. U.S. Dollar	9/21/17	JPMorgan Chase Bank N.A.	RUB	47,802,570	823,792	(26,296)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	7/5/17	JPMorgan Chase Bank N.A.	AUD	1,942,000	1,436,762	(55,859)
Brazilian Real vs. U.S. Dollar	7/5/17	Bank of America N.A.	BRL	5,042,657	1,516,197	(5,930)
Brazilian Real vs. U.S. Dollar	7/5/17	Credit Suisse International		2,470,644	748,000	2,235
Brazilian Real vs. U.S. Dollar	10/3/17	JPMorgan Chase Bank N.A.		36,600,000	10,852,289	1,168
Brazilian Real vs. U.S. Dollar	1/3/18	JPMorgan Chase Bank N.A.		14,100,000	3,836,640	(283,832)
Brazilian Real vs. U.S. Dollar	7/3/18	Bank of America N.A.		2,300,000	678,266	25,173
Brazilian Real vs. U.S. Dollar	7/3/18	JPMorgan Chase Bank N.A.		700,000	206,058	7,292
Canadian Dollar vs. U.S. Dollar	7/5/17	JPMorgan Chase Bank N.A.	CAD	1,232,000	914,007	(36,024)

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	8/2/17	JPMorgan Chase Bank N.A.	CAD	1,232,000	$940,375	$(10,144)
Danish Krone vs. U.S. Dollar	7/3/17	Bank of America N.A.	DKK	5,704,832	836,424	(39,847)
Danish Krone vs. U.S. Dollar	7/3/17	JPMorgan Chase Bank N.A.		16,734,000	2,550,741	(19,627)
Danish Krone vs. U.S. Dollar	10/2/17	Bank of America N.A.		4,737,700	720,716	(10,643)
Danish Krone vs. U.S. Dollar	10/2/17	JPMorgan Chase Bank N.A.		7,969,000	1,221,493	(8,682)
Danish Krone vs. U.S. Dollar	10/3/17	JPMorgan Chase Bank N.A.		1,843,000	280,387	(4,134)
Danish Krone vs. U.S. Dollar	1/2/18	Bank of America N.A.		936,000	142,632	(2,638)
Danish Krone vs. U.S. Dollar	4/3/18	Bank of America N.A.		505,000	77,440	(1,370)
Euro vs. U.S. Dollar	7/5/17	Bank of America N.A.	EUR	4,863,000	5,466,012	(88,262)
Euro vs. U.S. Dollar	8/2/17	Credit Suisse International		2,133,000	2,421,328	(18,369)
Indian Rupee vs. U.S. Dollar	7/20/17	Credit Suisse International	INR	52,465,290	812,030	1,917
Japanese Yen vs. U.S. Dollar	7/5/17	Credit Suisse International	JPY	286,200,000	2,579,659	35,093
Japanese Yen vs. U.S. Dollar	7/10/17	Bank of America N.A.		260,000,000	2,362,127	50,001
Japanese Yen vs. U.S. Dollar	8/7/17	Bank of America N.A.		860,000,000	7,730,824	74,139
Mexican Peso vs. U.S. Dollar	8/8/17	Bank of America N.A.	MXN	18,257,219	943,465	(57,101)
Mexican Peso vs. U.S. Dollar	8/8/17	Credit Suisse International		15,919,000	860,878	(11,544)
New Zealand Dollar vs. U.S. Dollar	7/5/17	JPMorgan Chase Bank N.A.	NZD	3,498,000	2,472,505	(90,829)
Pound Sterling vs. U.S. Dollar	7/5/17	JPMorgan Chase Bank N.A.	GBP	7,516,000	9,661,179	(128,032)
Russian Ruble vs. U.S. Dollar	10/20/17	Credit Suisse International	RUB	47,544,000	814,668	25,770
Yuan Renminbi vs. U.S. Dollar	7/5/17	Credit Suisse International	CNH	162,000	23,460	(433)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(580,239)

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	(67)	September 2017	$(7,895,007)	$15,946
10-Year Japan Government Bond	(3)	September 2017	(4,003,823)	13,327
10-Year United States Treasury Note	(38)	September 2017	(4,770,188)	19,745
Euro BOBL	(6)	September 2017	(902,527)	9,931
Euro-OAT	(1)	September 2017	(169,586)	993
United States Treasury Long Bond	(56)	September 2017	(8,606,500)	(93,263)
United States Treasury Ultra Bond	28	September 2017	4,644,500	63,399

			$(21,703,131)	$30,078

1.	As of June 30, 2017, cash in the amount of $559,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index]	10/2/2020	$(1,900,000)	$(35,068)	$(10,558)
Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index –(1 + 4.000%)10]	5/16/2024	(300,000)	(2,085)	(105)
						$(37,153)	$(10,663)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$127.50	7/21/2017	$(54,000)	$(11,761)	$(2,531)
Put-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	126.00	7/21/2017	(54,000)	(12,528)	(41,344)
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	127.50	8/25/2017	(28,000)	(14,404)	(5,688)
Put-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	124.50	8/25/2017	(28,000)	(12,217)	(12,687)
Call-IMM Euro Future	Morgan Stanley & Co., LLC	98.75	3/19/2018	(425,000)	(19,373)	(6,375)
					$(70,283)	$(68,625)

Swap Contracts

As of June 30, 2017, the Portfolio held the following OTC inflation swap agreements1:

Notional Amount		Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
USD	8,000,000	USD	11/16/2017	Credit Suisse International	Fixed 2.320%	12-Month USD-CPI	$—	$(447,906)	$(447,906)
							$—	$(447,906)	$(447,906)

As of June 30, 2017, the Portfolio held the following centrally cleared inflation swap agreements1:

Notional Amount		Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
USD	2,800,000	USD	4/27/2018	Fixed 1.710%	12-Month USD-CPI	$—	$(11,240)	$(11,240)
EUR	200,000	EUR	9/15/2018	Fixed 0.630%	12-Month USD-CPI	361	997	1,358
	600,000		11/15/2018	Fixed 0.890%	12-Month EUR-CPI	(708)	4,541	3,833
USD	2,800,000	USD	4/27/2019	12-Month USD-CPI	Fixed 1.940%	—	18,846	18,846
	800,000		6/15/2019	Fixed 1.790%	12-Month USD-CPI	—	(9)	(9)
	1,300,000		11/23/2020	Fixed 2.030%	12-Month USD-CPI	—	(6,996)	(6,996)
	1,300,000		11/25/2020	Fixed 2.020%	12-Month USD-CPI	—	(6,802)	(6,802)
EUR	2,300,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.390%	3,757	4,960	8,717
	800,000		6/15/2027	Fixed 1.360%	12-Month EUR-CPI	—	8,688	8,688
	800,000		6/15/2027	12-Month EUR-CPI	Fixed 1.440%	—	(1,211)	(1,211)
GBP	4,300,000	GBP	6/15/2030	UK RPI	Fixed 3.400%	(4,803)	73,408	68,605
	2,100,000		4/15/2031	UK RPI	Fixed 3.140%	204,986	(171,032)	33,954
	2,840,000		10/15/2031	UK RPI	Fixed 3.530%	18,042	28,366	46,408
	560,000		10/15/2046	Fixed 3.590%	UK RPI	44,339	(41,213)	3,126
						$265,974	$(98,697)	$167,277

As of June 30, 2017, the Portfolio held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Federative Republic of Brazil	Credit Suisse International	6/20/2021	Sell	1,700	1.000%	$97,316	$(55,961)	$41,355
United Mexican States	Credit Suisse International	6/20/2021	Sell	2,700	1.000%	56,728	17,630	74,358
Federative Republic of Brazil	Bank of America, NA	6/20/2022	Sell	300	1.000%	18,919	(18,754)	165
						$172,963	$(57,085)	$115,878

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2017, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
CDX North American High Yield Series 28, 5 Year Index	6/20/2022	Sell	2,730	5.000%	$185,866	$(187,953)	$(2,087)
					$185,866	$(187,953)	$(2,087)

As of June 30, 2017, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount		Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
USD	2,500,000	USD	6/15/2018	3-Month USD-LIBOR	Fixed 1.250%	$560	$(4,281)	$(3,721)
	16,200,000		6/21/2019	Fixed 1.250%	3-Month USD-LIBOR	(95,386)	111,264	15,878
MXN	18,400,000	MXN	7/7/2021	MXN TIIE	Fixed 5.610%	43,644	(40,272)	3,372
	7,200,000		11/10/2021	MXN TIIE	Fixed 7.030%	575	4,696	5,271
	2,200,000		11/17/2021	MXN TIIE	Fixed 7.390%	—	3,119	3,119
USD	7,700,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.250%	(16,266)	105,921	89,655
	900,000		12/19/2023	3-Month USD-LIBOR	Fixed 2.500%	6,380	11,147	17,527
MXN	14,900,000	MXN	6/5/2024	MXN TIIE	Fixed 7.200%	(157)	12,585	12,428
USD	6,200,000	USD	7/27/2026	Fixed 2.000%	3-Month USD-LIBOR	(177,034)	151,952	(25,082)
MXN	13,900,000	MXN	11/4/2026	MXN TIIE	Fixed 7.380%	—	15,512	15,512
	6,700,000		12/17/2026	MXN TIIE	Fixed 8.040%	1,661	24,771	26,432
USD	4,650,000	USD	12/21/2026	Fixed 1.750%	3-Month USD-LIBOR	111,224	199,945	311,169
MXN	3,400,000	MXN	2/25/2027	MXN TIIE	Fixed 7.730%	(4,970)	8,446	3,476
GBP	4,200,000	GBP	9/20/2027	Fixed 1.500%	6-Month GBP-LIBOR	61,959	(60,012)	1,947
	690,000		3/18/2045	Fixed 2.000%	6-Month GBP-LIBOR	106,772	(78,530)	28,242
JPY	6,100,000	JPY	12/21/2045	Fixed 1.500%	6-Month GBP-LIBOR	9,103	(10,075)	(972)
USD	3,300,000	USD	6/15/2046	Fixed 2.500%	3-Month USD-LIBOR	200,235	46,521	246,756
	4,600,000		12/21/2046	Fixed 2.250%	3-Month USD-LIBOR	362,906	283,284	646,190
GBP	600,000	GBP	3/15/2047	Fixed 1.500%	6-Month GBP-LIBOR	(8,522)	21,696	13,174
	1,750,000		3/21/2048	Fixed 1.750%	6-Month GBP-LIBOR	92,317	(60,836)	31,481
	300,000		3/21/2048	Fixed 1.750%	6-Month GBP-LIBOR	25,364	(10,429)	14,935
USD	200,000	USD	12/19/2048	Fixed 2.750%	3-Month USD-LIBOR	(4,389)	(6,289)	(10,678)
	$715,976						$730,135	$1,446,111

1.	As of June 30, 2017, cash in the amount of $618,000 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy-Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell-Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

ARS—Argentine Peso

BRL—Brazilian Real

CAD—Canadian Dollar

CNH—Chinese Yuan Renminbi Offshore

DKK—Danish Krone

EUR—Euro

GBP—British Pound Sterling

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

RUB—New Russian Ruble

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,817,338	$—	$7,817,338
Corporate Bonds	—	24,114,134	—	24,114,134
Foreign Government Bonds	—	11,538,744	—	11,538,744
Mortgage-Backed Securities	—	8,248,641	—	8,248,641
Municipal Bonds	—	250,066	—	250,066
U.S. Government & Federal Agencies	—	358,253,911	—	358,253,911

Total Long-Term Bonds	—	410,222,834	—	410,222,834

Purchased Put Options	13,813	—	—	13,813
Short-Term Investments
Foreign Government Bonds	—	26,755,518	—	26,755,518
Repurchase Agreement	—	197,000,000	—	197,000,000
Short Term Instruments	—	12,820,150	—	12,820,150
U.S. Government & Federal Agencies	—	1,219,209	—	1,219,209

Total Short-Term Investments	—	237,794,877	—	237,794,877

Total Investments in Securities	13,813	648,017,711	—	648,031,524

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	348,587	—	348,587
Futures Contracts (b)	123,341	—	—	123,341
Inflation Swap Contracts (b)	—	193,535	—	193,535
Credit Default Swap Contracts (b)	—	115,878	—	115,878
Interest Rate Swap Contracts (b)	—	1,486,564	—	1,486,564

Total Other Financial Instruments	123,341	2,144,564	—	2,267,905

Total Investments in Securities and Other Financial Instruments	$137,154	$650,162,275	$—	$650,299,429

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(928,826)	$—	$(928,826)
Futures Contracts (b)	(93,263)	—	—	(93,263)
Written Options	(68,625)	(10,663)	—	(79,288)
Inflation Swap Contracts (b)	—	(474,164)	—	(474,164)
Credit Default Swap Contracts (b)	—	(2,087)	—	(2,087)
Interest Rate Swap Contracts (b)	—	(40,453)	—	(40,453)

Total Other Financial Instruments	$(161,888)	$(1,456,193)	$—	$(1,618,081)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $459,483,245)	$451,031,524
Repurchase agreement, at value (identified cost $197,000,000)	197,000,000
Cash collateral on deposit at broker	2,172,000
Cash denominated in foreign currencies (identified cost $1,115,046)	1,015,215
Cash	806,293
Receivables:
Investment securities sold	3,635,535
Interest	1,792,141
Fund shares sold	139,071
Variation margin on derivative instruments	95,492
Variation margin on centrally cleared swap contracts	247,002
Unrealized appreciation on OTC swap contracts	115,878
Other assets	1,822
Unrealized appreciation on foreign currency forward contracts	348,587

Total assets	658,400,560

Liabilities
Written options, at value (premiums received $107,436)	79,288
Payables:
Sale buyback transaction	221,472,683
Investment securities purchased	108,902,133
Premiums received for OTC swap contracts	172,963
Manager (See Note 3)	134,946
Fund shares redeemed	70,537
NYLIFE Distributors (See Note 3)	59,010
Professional fees	40,964
Custodian	14,216
Shareholder communication	9,740
Trustees	559
Accrued expenses	3,375
Unrealized depreciation on OTC swap contracts	447,906
Unrealized depreciation on foreign currency forward contracts	928,826

Total liabilities	332,337,146

Net assets	$326,063,414

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,428
Additional paid-in capital	395,839,310

395,877,738
Undistributed net investment income	9,308,974
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(71,470,958)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(7,114,222)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(538,118)

Net assets	$326,063,414

Initial Class
Net assets applicable to outstanding shares	$41,010,563

Shares of beneficial interest outstanding	4,821,700

Net asset value per share outstanding	$8.51

Service Class
Net assets applicable to outstanding shares	$285,052,851

Shares of beneficial interest outstanding	33,605,870

Net asset value per share outstanding	$8.48

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,785,287

Expenses
Manager (See Note 3)	804,638
Interest expense	551,607
Distribution/Service—Service Class (See Note 3)	354,125
Custodian	56,951
Professional fees	47,971
Shareholder communication	31,918
Trustees	4,013
Miscellaneous	7,646

Total expenses	1,858,869

Net investment income (loss)	4,926,418

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,169,241)
Investments sold short	(12,148)
Futures transactions	(349,679)
Written option transactions	266,717
Swap transactions	96,797
Foreign currency transactions	(638,592)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(2,806,146)

Net change in unrealized appreciation (depreciation) on:
Investments	2,684,862
Investments sold short	47,471
Futures contracts	74,596
Swap contracts	376,941
Written option contracts	1,631
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,712,507)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	1,472,994

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(1,333,152)

Net increase (decrease) in net assets resulting from operations	$3,593,266

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,926,418	$6,791,183
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(2,806,146)	(12,997,564)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	1,472,994	21,386,501

Net increase (decrease) in net assets resulting from operations	3,593,266	15,180,120

Dividends to shareholders:
From net investment income:
Initial Class	—	(602,515)
Service Class	—	(3,989,745)

Total dividends to shareholders	—	(4,592,260)

Capital share transactions:
Net proceeds from sale of shares	24,685,563	38,669,160
Net asset value of shares issued to shareholders in reinvestment of dividends	—	4,592,260
Cost of shares redeemed	(20,281,206)	(87,850,451)

Increase (decrease) in net assets derived from capital share transactions	4,404,357	(44,589,031)

Net increase (decrease) in net assets	7,997,623	(34,001,171)

Net Assets
Beginning of period	318,065,791	352,066,962

End of period	$326,063,414	$318,065,791

Undistributed net investment income at end of period	$9,308,974	$4,382,556

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended June 30, 2017 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$3,593,266
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(253,547,499)
Long term investments sold	254,730,002
Purchases to cover securities sold short	(4,064,365)
Purchase of short term investments, net	(89,245,960)
Amortization (accretion) of discount and premium and inflation adjustments, net	(4,409,746)
Decrease in investment securities sold receivable	35,759,979
Increase in interest receivable	(282,543)
Decrease in deposit at brokers	177,000
Increase in other assets	(1,820)
Decrease in unrealized appreciation on forward foreign currency contracts	2,940,415
Increase in premiums from written options	61,455
Decrease in investment securities purchased payable	(41,274,576)
Decrease in interest payable for securities sold short	(30,257)
Decrease in due to broker	(830,000)
Decrease in professional fees payable	(19,897)
Decrease in custodian payable	(6,798)
Decrease in shareholder communication payable	(9,484)
Increase in due to manager	1,117
Decrease in due to NYLIFE Distributors	(325)
Increase in due to Trustees	99
Increase in unrealized appreciation on OTC swap contracts	(94,342)
Increase in unrealized depreciation on OTC swap contracts	19,320
Decrease in premiums received for open OTC swap contracts	(1,853)
Decrease in unrealized depreciation on forward foreign currency contracts	(1,171,394)
Decrease in variation margin on derivative instruments	(345,914)
Increase in accrued expenses and other liabilities	2,925
Net change in unrealized (appreciation) depreciation on investments	(2,684,862)
Net realized loss from investments	2,169,241
Net change in unrealized (appreciation) on securities sold short	(47,471)
Net realized loss from securities sold short	12,148
Net change in unrealized depreciation on written options	(1,631)

Net cash used in operating activities*	(98,603,770)

Cash flows used in financing activities:
Proceeds from shares sold	24,622,254
Payment on shares redeemed	(20,313,498)
Due to custodian	(16)
Proceeds from reverse repurchase agreements	(119,792,963)
Payments on reverse repurchase agreements	60,292,113
Proceeds from sale-buyback transactions	4,133,243,207
Payments on sale-buyback transactions	(3,977,906,691)

Net cash used in financing activities	100,144,406

Net increase in cash:	1,540,636

Cash and Foreign Currency at beginning of period	280,872

Cash and Foreign Currency at end of period	$1,821,508

*	Included in operating expenses is cash of $581,864 paid for interest on borrowings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,					February 17, 2012** through December 31,
Initial Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.40		$8.11		$8.71	$9.44	$10.59	$10.00

Net investment income (loss) (a)	0.14		0.17		0.11	0.26	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.02		0.21		(0.51)	(0.18)	(1.05)	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)		0.05		0.19	0.18	(0.01)	(0.02)

Total from investment operations	0.11		0.43		(0.21)	0.26	(0.97)	0.59

Less dividends and distributions:
From net investment income	—		(0.14)		(0.39)	(0.09)	(0.12)	—
From net realized gain on investments	—		—		—	(0.90)	(0.06)	—

Total dividends and distributions	—		(0.14)		(0.39)	(0.99)	(0.18)	—

Net asset value at end of period	$8.51		$8.40		$8.11	$8.71	$9.44	$10.59

Total investment return (b)	1.31	%(c)	5.28%		(2.51%)	2.50%	(9.08%)	5.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31	%††	2.06	%(d)	1.26%	2.74%	0.88%	1.51	%††
Net expenses (f)	0.94	%††	0.90	%(e)	0.72%	0.64%	0.61%	0.62	%††
Portfolio turnover rate (g)	86%		143%		84%	85%	88%	44%
Net assets at end of period (in 000’s)	$41,011		$36,060		$68,794	$9,479	$9,678	$12,642

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(f)	Includes interest expenses of 0.34%, 0.32%, 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2017, the years ended December 31, 2016, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(g)	The portfolio turnover rates not including dollar rolls were 67% for the six months ended June 30, 2017, 91%, 59%, 49%, and 88% for the years ended December 31, 2016, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,					February 17, 2012 ** through December 31,
Service Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.39		$8.10		$8.70	$9.42	$10.58	$10.00

Net investment income (loss) (a)	0.13		0.18		0.05	0.24	0.07	0.12
Net realized and unrealized gain (loss) on investments	0.03		0.19		(0.46)	(0.18)	(1.05)	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		0.04		0.17	0.18	(0.01)	(0.02)

Total from investment operations	0.09		0.41		(0.24)	0.24	(0.99)	0.58

Less dividends and distributions:
From net investment income	—		(0.12)		(0.36)	(0.06)	(0.11)	—
From net realized gain on investments	—		—		—	(0.90)	(0.06)	—

Total dividends and distributions	—		(0.12)		(0.36)	(0.96)	(0.17)	—

Net asset value at end of period	$8.48		$8.39		$8.10	$8.70	$9.42	$10.58

Total investment return (b)	1.07	%(c)	5.03%		(2.76%)	2.26%	(9.26%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03	%††	2.16	%(d)	0.56%	2.52%	0.67%	1.32	%††
Net expenses (f)	1.19	%††	1.16	%(e)	0.97%	0.87%	0.82%	0.81	%††
Portfolio turnover rate (g)	86%		143%		84%	85%	88%	44%
Net assets at end of period (in 000’s)	$285,053		$282,006		$283,273	$331,595	$356,681	$475,807

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(f)	Includes interest expenses of 0.34%, 0.32%, 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2017, the years ended December 31, 2016, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(g)	The portfolio turnover rates not including dollar rolls were 67% for the six months ended June 30, 2017, 91%, 59%, 49%, and 88% for the years ended December 31, 2016, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

26	MainStay VP PIMCO Real Return Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, no foreign equity securities were held by the Portfolio.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and

27

Notes to Financial Statements (Unaudited) (continued)

ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments and was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the respective Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date,

28	MainStay VP PIMCO Real Return Portfolio

net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in

29

Notes to Financial Statements (Unaudited) (continued)

the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2017, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or

30	MainStay VP PIMCO Real Return Portfolio

accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London InterBank Offer Rate). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if

31

Notes to Financial Statements (Unaudited) (continued)

the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

During the year ended June 30, 2017, the Portfolio had the following transactions in written Inflation-Capped Options, Foreign Currency Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2016	$13,841,000	$45,981
Options written	4,857,500	345,808
Options bought back	(13,407,000)	(136,951)
Options exercised	(157,000)	(95,867)
Options expired	(2,345,500)	(51,535)
Options outstanding at June 30, 2017	$2,789,000	$107,436

(N)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2017, the Portfolio did not hold any unfunded commitments.

(O)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(P)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolio’s commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than

32	MainStay VP PIMCO Real Return Portfolio

otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the six-month period ended June 30, 2017, the Portfolio’s average amount of borrowing was $111,777,491 at a weighted average interest rate of 0.88%.

(Q)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquidity assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(R)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(S)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(T)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(U)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(V)  Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in

33

Notes to Financial Statements (Unaudited) (continued)

emerging markets than in developed markets. The ability of issuers of debt held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the fund’s investment. If interest rates rise, less of the debt may be prepaid and the fund may lose money. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(W)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(X) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$13,813	$—	$—	$13,813
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	—	—	123,341	123,341
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	115,878	—	115,878
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments and swap contracts (b)	—	—	1,680,099	1,680,099
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	348,587	—	—	348,587

Total Fair Value		$362,400	$115,878	$1,803,440	$2,281,718

34	MainStay VP PIMCO Real Return Portfolio

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$(6,375)	$—	$(72,913)	$(79,288)
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	—	—	(93,263)	(93,263)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	—	(447,906)	(447,906)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments and swap contracts (b)	—	(2,087)	(66,711)	(68,798)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(928,826)	—	—	(928,826)

Total Fair Value		$(935,201)	$(2,087)	$(680,793)	$(1,618,081)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$(32,475)	$—	$—	$(32,475)
Written Options	Net realized gain (loss) on written option transactions	21,877	—	244,840	266,717
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(349,679)	(349,679)
Swap Contracts	Net realized gain (loss) on swap transactions	—	19,745	77,052	96,797
Forward Contracts	Net realized gain (loss) on foreign currency transactions	40,054	—	—	40,054

Total Realized Gain (Loss)		$29,456	$19,745	$(27,787)	$21,414

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$2,800	$—	$—	$2,800
Written Options	Net change in unrealized appreciation (depreciation) on written options	12,998	—	(11,367)	1,631
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	74,596	74,596
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	92,255	284,686	376,941
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,769,021)	—	—	(1,769,021)

Total Change in Unrealized Appreciation (Depreciation)		$(1,753,223)	$92,255	$347,915	$(1,313,053)

35

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$—	$—	$1,260,000	$1,260,000
Written Options	(1,114,250)	—	—	(1,114,250)
Written Inflation—Capped Options	—	—	(2,476,500)	(2,476,500)
Futures Contracts Long	—	—	7,692,082	7,692,082
Futures Contracts Short	—	—	(41,578,761)	(41,578,761)
Swap Contracts Long	—	5,793,121	77,853,967	83,647,088
Swap Contracts Short	—	(6,070,000)	—	(6,070,000)
Forward Contracts Long	21,397,177	—	—	21,397,177
Forward Contracts Short	$(76,931,320)	$—	$—	$(76,931,320)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the six-month period ended June 30, 2017, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $804,638.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$4,592,260	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement

36	MainStay VP PIMCO Real Return Portfolio

expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $233,245 and $210,745, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $20,302 and $43,985, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the six months ended June 30, 2017, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$1,834	$108	$2

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	624,964	$5,308,033
Shares redeemed	(95,276)	(811,539)

Net increase (decrease)	529,688	$4,496,494

Year ended December 31, 2016:
Shares sold	1,421,724	$12,250,897
Shares issued to shareholders in reinvestment of dividends and distributions	70,661	602,515
Shares redeemed	(5,678,537)	(46,409,208)

Net increase (decrease)	(4,186,152)	$(33,555,796)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,283,097	$19,377,530
Shares redeemed	(2,293,301)	(19,469,667)

Net increase (decrease)	(10,204)	$(92,137)

Year ended December 31, 2016:
Shares sold	3,123,241	$26,418,263
Shares issued to shareholders in reinvestment of dividends and distributions	468,328	3,989,745
Shares redeemed	(4,948,145)	(41,441,243)

Net increase (decrease)	(1,356,576)	$(11,033,235)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Portfolio’s presentation in the Statement of Cash Flows.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay VP PIMCO Real Return Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743293	MSVPPRR10-08/17 (NYLIAC) NI528

MainStay VP Absolute Return Multi-Strategy Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years or Since Inception[2]	Gross Expense Ratio[3]
Initial Class Shares	5/1/2013	–1.92%	1.17%	–2.84%	2.48%
Service Class Shares	5/1/2013	–2.05	0.89	–3.01	2.66

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
HFRX Absolute Return Index[4]	1.38%	1.93%	1.93%
S&P 500® Index[5]	9.34	17.90	12.89
Average Lipper Variable Products Alternative Other Portfolio[6]	4.45	7.61	3.21

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Consolidated Financial Statements.
2.	The Portfolio commenced operations on May 1, 2013. Effective January 15, 2016, the Portfolio replaced its subadvisor. Effective January 19, 2016, the Portfolio revised its principal investment strategies. The performance shown above reflects the Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new subadvisors or revised principal investment strategies had been in place during the period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	The HFRX Absolute Return Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Portfolio’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Absolute Return Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$980.80	$12.18	$1,012.50	$12.37	2.48%

Service Class Shares	$1,000.00	$979.50	$13.40	$1,011.30	$13.61	2.73%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Absolute Return Multi-Strategy Portfolio

The Portfolio pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Portfolio assets allocated to each investment strategy and Subadvisor. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Portfolio’s assets by employing a variety of non-traditional investment strategies. The Portfolio employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Portfolio’s absolute return investment approach seeks to provide positive returns over a complete market cycle.

Strategy Allocation as of June 30, 20171 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Portfolio’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”).

Master Limited Partnerships (“MLPs”):  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income:  This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

7

Global Macro:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Portfolio is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Portfolio.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms arbitrage.

8	MainStay VP Absolute Return Multi-Strategy Portfolio

Manager’s Allocation as of June 30, 20171 (Unaudited)

1 Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of June 30, 2017 (excluding short-term investments) (Unaudited)

1.	B.C. ULC / New Red Finance, Inc., 4.25%–4.625%, due 1/15/22–5/15/24
2.	MoneyGram International, Inc.
3.	Synlab Bondco PLC, 6.25%, due 7/1/22
4.	Cemex Finance LLC, 9.375%, due 10/12/22
5.	Baker Hughes, Inc.
6.	Energy Transfer Partners, L.P.
7.	Ball Corp., 4.375%, due 12/15/23
8.	Williams Cos., Inc.
9.	Energy Transfer Equity, L.P.
10.	MPLX, L.P.

Top Five Short Positions as of June 30, 2017

1.	United States Oil Fund, L.P.
2.	SPDR S&P 500 ETF Trust
3.	Liberty Broadband Corp.
4.	Schibsted ASA
5.	Under Armour, Inc.

9

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s manager.

How did MainStay VP Absolute Return Multi-Strategy Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Absolute Return Multi-Strategy Portfolio returned –1.92% for Initial Class shares and –2.05% for Service Class shares. Over the same period, both share classes underperformed the 1.38% return of the HFRX Absolute Return Index,2 which is the Portfolio’s broad-based securities-market index, and the 9.34% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2017, both share classes underperformed the 4.45% return of the Average Lipper3 Variable Products Alternative Other Portfolio.

Were there any changes to the Portfolio during the reporting period?

Judd B. Cryer no longer serves as a portfolio manager of the Portfolio. Jerry V. Swank, Libby F. Toudouze and John Musgrave continue to manage the Master Limited Partnerships (“MLPs”) strategy of the Portfolio for Cushing Asset Management, LP, a subadvisor to the Portfolio. For more information on this change, please see the prospectus supplement dated February 28, 2017.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

The primary positive contributors were the credit opportunities and global alpha strategies. The managed futures and equity market neutral strategies were the greatest detractors from the Portfolio’s performance. Poor performance from the managed futures strategy can be attributed to strong trend reversals in commodities and bond yields.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

The Portfolio maintained low correlation to traditional equity indices and a modest inverse correlation to traditional investment-grade fixed-income indices during the reporting period. The Portfolio’s correlation to the S&P 500® Index was 18%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index4 was –31%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional investment-grade fixed-income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Portfolio’s volatility was closer to that of traditional investment-grade and high-yield fixed-income indices than it was to traditional equity indices. The volatility of the Portfolio during the reporting period was 2.7%. This compared to 3.2% for the Bloomberg Barclays U.S. Aggregate Bond Index, 2.3% for the BofA Merrill Lynch U.S. High Yield Master II Index5 and 6.9% for the S&P 500® Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives are used by the Portfolio for a variety of purposes, including alpha6 generation, hedging and/or operational efficiency. We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Portfolio because of the functions they perform within the Portfolio. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. That said, the contribution from derivatives on the Portfolio’s performance was negative during the reporting period.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

The Portfolio’s allocations are based on the estimated optimal risk-return distribution of assets taking into account both the risk and return expectations. See the chart on page 7 for strategy allocations as of June 30, 2017. (It is generally not possible to increase return without taking additional risk, and the Portfolio generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature; and as a result, allocations tend to be quite stable over time. The Portfolio’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy becomes

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch U.S. High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.
6.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay VP Absolute Return Multi-Strategy Portfolio

available for investment that we believe would likely further support the Portfolio’s investment goal.

How did the tactical allocation among the strategies affect the Portfolio’s performance during the reporting period?

During the first half of 2017, the Portfolio’s tactical allocations were limited to the MLP Alpha7 strategy and were based on our outlook for the sector and its relationship to movements in the crude oil market. In April, we increased the Portfolio’s allocation to the hedged MLP strategy and then decreased the allocation in May. This trade contributed positively to the Portfolio’s performance.

During the reporting period, how did each strategy either contribute to or detract from the Portfolio’s absolute performance?

During the reporting period, the Portfolio saw its greatest positive contributions from global alpha (+1.02%), credit oppor-

tunities8 (+0.48%) and risk arbitrage (+0.23%). Other positive contributors included MLP alpha (+0.22%) and flexible bond (+0.20%). Over the same period, the strategies that made negative contributions to the Portfolio’s performance were managed futures (–2.24%), global market neutral (–0.98%) and tactical/completion (–0.13%).

How did the Portfolio’s strategy weightings change during the reporting period?

There were two strategic changes during the reporting period. First, there was a merger of the global opportunities and the global alpha strategies, resulting in the global alpha strategy absorbing the allocation of the global opportunities strategy. Second, we reduced the allocation to the risk arbitrage strategy owing to an expectation of a low return environment for this source of absolute return. Tactical changes, discussed above, were limited to increasing—and later decreasing—the Portfolio’s allocation to the hedged MLP strategy.

7.	The Master Limited Partnerships and other energy companies portion of the Portfolio consists of two underlying strategies: The midstream MLP strategy and the upstream MLP strategy.
8.	The credit long/short or non-traditional fixed-income portion of the Portfolio consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Consolidated Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 15.0%† Corporate Bonds 10.6%
Apparel 0.1%
Hanesbrands Finance Luxembourg SCA Series Reg S 3.500%, due 6/15/24	EUR	420,000	$502,489

Auto Manufacturers 0.2%
Volkswagen International Finance N.V. Series Reg S 3.875%, due 12/31/99 (a)		800,000	906,867

Auto Parts & Equipment 0.7%
Adient Global Holdings, Ltd. Series Reg S 3.500%, due 8/15/24		700,000	810,818
Federal-Mogul Holdings LLC Series Reg S 4.875%, due 4/15/22		300,000	342,919
IHO Verwaltungs GmbH (b)
Series Reg S 3.250%, due 9/15/23 (4.00% PIK)		400,000	468,281
Series Reg S 3.750%, due 9/15/26 (4.50% PIK)		650,000	773,949
Lear Corp. 4.750%, due 1/15/23		$805,000	832,885
ZF North America Capital, Inc. 4.500%, due 4/29/22 (c)		750,000	787,500

			4,016,352

Banks 0.4%
Bank of America Corp.
4.200%, due 8/26/24		295,000	306,241
5.625%, due 7/1/20		275,000	301,154
Citigroup, Inc. 4.600%, due 3/9/26		250,000	262,335
Goldman Sachs Group, Inc.
5.375%, due 3/15/20		255,000	275,283
6.750%, due 10/1/37		260,000	337,491
Morgan Stanley
5.000%, due 11/24/25		285,000	309,926
5.500%, due 1/26/20		250,000	269,671

			2,062,101

Building Materials 0.5%
♦Cemex Finance LLC Series Reg S 9.375%, due 10/12/22		1,950,000	2,071,875

	Principal Amount		Value
Building Materials (continued)
Cemex SAB de CV
Series Reg S 4.375%, due 3/5/23	EUR	400,000	$482,718
Series Reg S 7.750%, due 4/16/26		$200,000	228,750

			2,783,343

Chemicals 0.2%
Axalta Coating Systems LLC Series Reg S 4.250%, due 8/15/24	EUR	350,000	426,018
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24		$463,000	461,264
5.250%, due 6/1/27		378,000	376,110
Syngenta Finance N.V. Series Reg S 1.250%, due 9/10/27	EUR	100,000	103,042

			1,366,434

Commercial Services 0.3%
La Financiere Atalian SAS Series Reg S 4.000%, due 5/15/24		950,000	1,123,018
Nassa Topco A/S Series Reg S 2.875%, due 4/6/24		300,000	351,211
Nielsen Co. Luxembourg S.A.R.L. 5.500%, due 10/1/21 (c)		$400,000	414,000

			1,888,229

Distribution & Wholesale 0.3%
Rexel S.A.
Series Reg S 2.625%, due 6/15/24	EUR	100,000	115,500
Series Reg S 3.250%, due 6/15/22		240,000	284,053
VWR Funding, Inc. Series Reg S 4.625%, due 4/15/22		1,221,000	1,447,034

			1,846,587

Electric 0.6%
EDP—Energias de Portugal S.A. Series Reg S 5.375%, due 9/16/75 (a)		200,000	250,877
EDP Finance B.V. Series Reg S 6.000%, due 2/2/18		$800,000	817,731
Enel S.p.A. 8.750%, due 9/24/73 (a)(c)		400,000	476,000

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2017, excluding short-term investments. May be subject to change daily.
∎	Among the Portfolio’s 5 largest short positions as of June 30, 2017. May be subject to change daily.

12	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Electric (continued)
Gas Natural Fenosa Finance B.V. Series Reg S 4.125%, due 11/29/49 (a)	EUR	1,400,000	$1,724,574
Tennet Holding B.V. Series Reg S 2.995%, due 12/31/99 (a)		100,000	117,070

			3,386,252

Electrical Components & Equipment 0.0%‡
Senvion Holding GmbH Series Reg S 3.875%, due 10/25/22		190,000	220,806

Engineering & Construction 0.2%
SPIE S.A. Series Reg S 3.125%, due 3/22/24		900,000	1,070,450

Food 0.4%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, due 3/15/25 (c)		$140,000	130,200
Barry Callebaut Services N.V. 5.500%, due 6/15/23 (c)		200,000	216,380
Casino Guichard Perrachon S.A. Series Reg S 1.865%, due 6/13/22	EUR	500,000	576,808
Kraft Heinz Foods Co. 2.800%, due 7/2/20		$300,000	304,487
Nomad Foods Bondco PLC Series Reg S 3.250%, due 5/15/24	EUR	600,000	697,078
Tyson Foods, Inc. 3.950%, due 8/15/24		$490,000	512,745

			2,437,698

Food Services 0.1%
Aramark Services, Inc. 5.125%, due 1/15/24		600,000	630,750

Forest Products & Paper 0.2%
Smurfit Kappa Acquisitions Unlimited Co.
Series Reg S 2.375%, due 2/1/24	EUR	560,000	654,507
Series Reg S 2.750%, due 2/1/25		200,000	235,625

			890,132

	Principal Amount		Value
Health Care—Products 0.3%
Boston Scientific Corp. 2.850%, due 5/15/20		$480,000	$486,657
Hologic, Inc. 5.250%, due 7/15/22 (c)		1,060,000	1,113,000

			1,599,657

Health Care—Services 0.5%
DaVita, Inc.
5.000%, due 5/1/25		450,000	451,125
5.750%, due 8/15/22		690,000	708,975
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, due 10/15/24 (c)		420,000	441,000
HCA, Inc. 5.875%, due 3/15/22		625,000	692,969
Laboratory Corporation of America Holdings 2.625%, due 2/1/20		480,000	483,953

			2,778,022

Home Builders 0.0%‡
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24		250,000	263,750

Household Products & Wares 0.3%
Spectrum Brands, Inc.
Series Reg S 4.000%, due 10/1/26	EUR	1,000,000	1,186,420
6.625%, due 11/15/22		$276,000	289,110

			1,475,530

Internet 0.2%
Netflix, Inc. Series Reg S 3.625%, due 5/15/27	EUR	900,000	1,044,638
VeriSign, Inc. 4.750%, due 7/15/27 (c)		$215,000	217,419

			1,262,057

Lodging 0.2%
Hilton Domestic Operating Co., Inc. 4.250%, due 9/1/24 (c)		425,000	430,844
NH Hotel Group S.A. Series Reg S 3.750%, due 10/1/23	EUR	350,000	421,566

			852,410

Media 1.4%
Altice Luxembourg S.A.
Series Reg S 7.250%, due 5/15/22		450,000	545,062
7.750%, due 5/15/22 (c)		$1,100,000	1,167,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (c)
5.875%, due 4/1/24		$200,000	$213,500
5.875%, due 5/1/27		525,000	561,094
CSC Holdings LLC 10.875%, due 10/15/25 (c)		850,000	1,023,188
SFR Group S.A. 6.000%, due 5/15/22 (c)		800,000	837,000
Sirius XM Radio, Inc. (c)
3.875%, due 8/1/22		253,000	254,978
5.000%, due 8/1/27		220,000	221,650
5.750%, due 8/1/21		900,000	929,250
6.000%, due 7/15/24		200,000	212,500
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, due 1/15/23 (c)		180,000	186,750
Virgin Media Secured Finance PLC 5.500%, due 1/15/25 (c)		850,000	884,000
Ziggo Secured Finance B.V. Series Reg S 4.250%, due 1/15/27	EUR	900,000	1,087,821

			8,124,168

Metal Fabricate & Hardware 0.1%
Vallourec S.A. Series Reg S 2.250%, due 9/30/24		400,000	363,156

Miscellaneous—Manufacturing 0.1%
Colfax Corp. Series Reg S 3.250%, due 5/15/25		500,000	582,496

Oil & Gas 0.2%
Concho Resources, Inc.
5.500%, due 10/1/22		$240,000	246,300
5.500%, due 4/1/23		325,000	333,937
Continental Resources, Inc. 5.000%, due 9/15/22		175,000	171,719
Petrobras Global Finance B.V. 7.375%, due 1/17/27		265,000	280,370

			1,032,326

Packaging & Containers 0.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. Series Reg S 6.750%, due 5/15/24	EUR	900,000	1,147,432
♦Ball Corp. 4.375%, due 12/15/23		1,500,000	1,938,085

	Principal Amount		Value
Packaging & Containers (continued)
Sealed Air Corp. 4.875%, due 12/1/22 (c)		$1,000,000	$1,065,000

			4,150,517

Pharmaceuticals 0.2%
Grifols S.A. Series Reg S 3.200%, due 5/1/25	EUR	900,000	1,029,771

Pipelines 0.2%
Cheniere Corpus Christi Holdings LLC
5.125%, due 6/30/27 (c)		$300,000	307,500
7.000%, due 6/30/24		600,000	667,500

			975,000

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22		240,000	245,700

Real Estate Investment Trusts 0.1%
Equinix, Inc.
5.375%, due 1/1/22		300,000	316,500
5.375%, due 4/1/23		500,000	519,375

			835,875

Retail 1.1%
♦B.C. ULC / New Red Finance, Inc. (c)
4.250%, due 5/15/24		465,000	462,066
4.625%, due 1/15/22		2,000,000	2,050,000
AutoNation, Inc. 3.350%, due 1/15/21		400,000	407,243
Dollar Tree, Inc. 5.750%, due 3/1/23		1,600,000	1,688,480
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (c)
4.750%, due 6/1/27		170,000	173,612
5.000%, due 6/1/24		750,000	781,875
5.250%, due 6/1/26		280,000	294,700
Mobilux Finance S.A.S. Series Reg S 5.500%, due 11/15/24	EUR	420,000	506,972

			6,364,948

Software 0.2%
Quintiles IMS, Inc. Series Reg S 3.250%, due 3/15/25		800,000	928,690

Telecommunications 0.6%
Nokia OYJ
Series Reg S 2.000%, due 3/15/24		760,000	882,940

14	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
Nokia OYJ (continued)
3.375%, due 6/12/22		$410,000	$413,116
4.375%, due 6/12/27		348,000	354,309
Sprint Communications, Inc. 9.000%, due 11/15/18 (c)		278,000	301,716
T-Mobile USA, Inc.
6.375%, due 3/1/25		235,000	254,094
6.836%, due 4/28/23		200,000	213,500
Telecom Italia Capital S.A. 6.999%, due 6/4/18		200,000	208,750
Telefonica Europe B.V. Series Reg S 3.750%, due 12/29/49 (a)	EUR	600,000	714,415
Telia Co. AB Series Reg S 3.000%, due 4/4/78 (a)		300,000	352,505

			3,695,345

Total Corporate Bonds (Cost $58,555,607)			60,567,908

Foreign Bonds 4.4%
Belgium 0.1%
Ontex Group N.V. Series Reg S 4.750%, due 11/15/21		530,000	626,768

France 1.2%
Accor S.A. Series Reg S 4.125%, due 6/30/49 (a)		800,000	964,246
Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25		650,000	769,532
HomeVi S.A.S. Series Reg S 6.875%, due 8/15/21		780,000	925,086
PSA Tresorerie GIE 6.000%, due 9/19/33		330,000	473,021
Rexel S.A. Series Reg S 3.500%, due 6/15/23		950,000	1,133,869
Solvay Finance S.A. Series Reg S 5.869%, due 12/29/49 (a)		1,050,000	1,400,133
TOTAL S.A. Series Reg S 3.875%, due 12/29/49 (a)		100,000	123,117

	Principal Amount		Value
France (continued)
Veolia Environnement S.A. Series Reg S 4.850%, due 1/29/49 (a)	GBP	600,000	$799,053

			6,588,057

Germany 0.9%
Kirk Beauty One GmbH Series Reg S 8.750%, due 7/15/23	EUR	450,000	560,410
Techem Energy Metering Service GmbH & Co. KG Series Reg S 7.875%, due 10/1/20		1,350,000	1,599,492
Trionista Holdco GmbH Series Reg S 5.000%, due 4/30/20		400,000	463,170
Trionista TopCo GmbH Series Reg S 6.875%, due 4/30/21		1,000,000	1,186,008
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
Series Reg S 5.125%, due 1/21/23		257,337	307,120
Series Reg S 5.500%, due 9/15/22		688,500	815,340

			4,931,540

Ireland 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
Series Reg S 4.125%, due 5/15/23		110,000	133,073
Series Reg S 4.250%, due 1/15/22		192,857	225,250

			358,323

Italy 0.2%
Enel S.p.A. Series Reg S 7.750%, due 9/10/75 (a)	GBP	650,000	960,882
LKQ Italia Bondco S.p.A. Series Reg S 3.875%, due 4/1/24	EUR	200,000	246,819

			1,207,701

Luxembourg 0.3%
Dufry Finance SCA Series Reg S 4.500%, due 8/1/23		1,350,000	1,644,053
Gestamp Funding Luxembourg S.A. Series Reg S 3.500%, due 5/15/23		300,000	357,201

			2,001,254

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount		Value
Foreign Bonds (continued)
Netherlands 0.8%
InterXion Holding N.V. Series Reg S 6.000%, due 7/15/20	EUR	900,000	$1,061,486
Telefonica Europe B.V. Series Reg S 5.000%, due 3/31/49 (a)		600,000	742,065
Vonovia Finance B.V. Series Reg S 4.625%, due 4/8/74 (a)		1,400,000	1,692,104
Ziggo Bond Co B.V. Series Reg S 7.125%, due 5/15/24		965,000	1,235,698

			4,731,353

Spain 0.1%
Cellnex Telecom S.A. Series Reg S 2.375%, due 1/16/24		600,000	701,570

Sweden 0.1%
Verisure Holding AB Series Reg S 6.000%, due 11/1/22		405,000	502,759

United Kingdom 0.6%
Alliance Automotive Finance PLC Series Reg S 6.250%, due 12/1/21		700,000	837,225
♦Synlab Bondco PLC Series Reg S 6.250%, due 7/1/22		1,700,000	2,101,647
Worldpay Finance PLC Series Reg S 3.750%, due 11/15/22		600,000	744,211

			3,683,083

Total Foreign Bonds (Cost $23,835,090)			25,332,408

Total Long-Term Bonds (Cost $82,390,697)			85,900,316

	Shares
Common Stocks 28.0%
Advertising 0.0% ‡
IPSOS (d)		293	10,993

	Shares	Value
Aerospace & Defense 0.2%
Leonardo S.p.A. (d)	19,035	$316,329
Spirit AeroSystems Holdings, Inc. Class A (d)	12,000	695,280

		1,011,609

Agriculture 0.2%
Bunge, Ltd. (d)	8,100	604,260
Universal Corp. (d)	8,300	537,010

		1,141,270

Airlines 0.3%
Air France-KLM (d)(e)	48,631	693,465
Air New Zealand, Ltd.	72,460	173,102
Deutsche Lufthansa A.G., Registered (d)	33,964	772,930

		1,639,497

Apparel 0.2%
Christian Dior S.E.	3,480	995,061
Crocs, Inc. (d)(e)	14,000	107,940

		1,103,001

Auto Manufacturers 0.3%
Fiat Chrysler Automobiles N.V. (d)(e)	59,939	631,880
Peugeot S.A. (d)	31,534	629,029
Wabash National Corp. (d)	27,200	597,856

		1,858,765

Auto Parts & Equipment 0.3%
Haldex AB (e)	123,864	1,558,463

Banks 1.3%
Aldermore Group PLC (e)	179,040	506,723
Banca Generali S.p.A.	18,841	560,791
Bendigo & Adelaide Bank, Ltd.	61,086	520,214
BGEO Group PLC (d)	9,709	441,833
BNP Paribas S.A. (d)	4,831	347,948
Customers Bancorp, Inc. (d)(e)	19,400	548,632
Deutsche Pfandbriefbank A.G. (c)(d)	43,671	538,442
First BanCorp (d)(e)	105,900	613,161
Franklin Financial Network, Inc. (d)(e)	10,800	445,500
Investec PLC (d)	75,015	560,328
Mediobanca S.p.A. (d)	40,546	400,115
OFG Bancorp (d)	38,400	384,000
OneSavings Bank PLC	109,149	533,104
Raiffeisen Bank International A.G. (d)(e)	25,046	632,199
Virgin Money Holdings UK PLC	44,099	153,356

		7,186,346

Beverages 0.1%
Coca-Cola Bottling Co. Consolidated (d)	2,400	549,288

Biotechnology 0.0%‡
CSL, Ltd.	661	70,125
Probi AB	848	58,381

		128,506

16	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Building Materials 0.3%
Buzzi Unicem S.p.A.	28,986	$412,505
Cementir Holding S.p.A.	9,259	55,203
CSR, Ltd.	174,527	567,418
Ibstock PLC (c)	6,951	22,235
Inwido AB	28,549	401,564
Polypipe Group PLC	42,687	212,550

		1,671,475

Chemicals 0.9%
Chemours Co. (d)	13,800	523,296
Covestro A.G. (c)(d)	8,757	632,214
Huntsman Corp. (d)	27,000	697,680
Incitec Pivot, Ltd.	45,858	120,190
Lenzing A.G. (d)	2,268	406,433
Monsanto Co.	13,732	1,625,320
Mosaic Co. (d)	28,300	646,089
Rayonier Advanced Materials, Inc. (d)	31,100	488,892

		5,140,114

Commercial Services 1.3%
ASTM S.p.A.	8,281	143,102
Avis Budget Group, Inc. (d)(e)	22,000	599,940
Barrett Business Services, Inc. (d)	4,000	229,160
Brink’s Co. (d)	8,900	596,300
CoreLogic, Inc. (d)(e)	200	8,676
Cross Country Healthcare, Inc. (d)(e)	9,800	126,518
Euronet Worldwide, Inc. (d)(e)	7,600	664,012
Herc Holdings, Inc. (d)(e)	14,100	554,412
INC Research Holdings, Inc. Class A (d)(e)	9,600	561,600
K12, Inc. (d)(e)	29,100	521,472
LSC Communications, Inc. (d)	7,800	166,920
♦MoneyGram International, Inc. (d)(e)	132,554	2,286,556
Quad/Graphics, Inc. (d)	6,000	137,520
R.R. Donnelley & Sons Co. (d)	50,300	630,762
TrueBlue, Inc. (d)(e)	6,400	169,600

		7,396,550

Computers 0.5%
Carbonite, Inc. (d)(e)	15,800	344,440
Computershare, Ltd.	59,726	649,102
CSRA, Inc. (d)	21,800	692,150
NCR Corp. (d)(e)	6,200	253,208
Western Digital Corp. (d)	7,400	655,640

		2,594,540

Cosmetics & Personal Care 0.1%
Avon Products, Inc. (e)	159,200	604,960

Distribution & Wholesale 0.2%
D’ieteren S.A.	6,291	294,021
Entertainment One, Ltd.	89,600	257,206

	Shares	Value
Distribution & Wholesale (continued)
Essendant, Inc. (d)	15,700	$232,831
Veritiv Corp. (d)(e)	5,000	225,000

		1,009,058

Diversified Financial Services 0.5%
Banca IFIS S.p.A.	604	24,538
Deutsche Boerse A.G.	3,986	420,752
Enova International, Inc. (d)(e)	41,100	610,335
Genworth Mortgage Insurance Australia, Ltd.	241,653	544,202
INTL. FCStone, Inc. (d)(e)	14,800	558,848
LPL Financial Holdings, Inc. (d)	16,800	713,328
OM Asset Management PLC (d)	15,900	236,274

		3,108,277

Electrical Components & Equipment 0.2%
General Cable Corp. (d)	32,700	534,645
Leoni A.G. (d)	9,582	493,304

		1,027,949

Electronics 0.4%
El.En. S.p.A.	9,853	313,300
Electrocomponents PLC (d)	24,489	184,038
Jabil, Inc. (d)	21,700	633,423
TTM Technologies, Inc. (d)(e)	33,800	586,768
Venture Corp., Ltd.	60,400	528,651

		2,246,180

Energy—Alternate Sources 0.2%
Green Plains, Inc. (d)	11,400	234,270
Renewable Energy Group, Inc. (d)(e)	11,500	148,925
Vestas Wind Systems A/S (d)	7,342	677,773

		1,060,968

Engineering & Construction 0.3%
Astaldi S.p.A.	87,428	544,214
Bouygues S.A.	21,357	900,586
Carillion PLC	1,672	4,068
Monadelphous Group, Ltd.	40,160	431,829

		1,880,697

Entertainment 0.3%
Genting Singapore PLC	787,800	620,856
International Game Technology PLC (d)	32,600	596,580
William Hill PLC	85,296	282,400

		1,499,836

Environmental Controls 0.0%‡
Derichebourg S.A.	10,542	89,100

Food 0.5%
Austevoll Seafood ASA	47,627	405,033
Casino Guichard Perrachon S.A.	6,734	398,867
Flowers Foods, Inc. (d)	33,900	586,809
Norway Royal Salmon ASA	1,248	19,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Food (continued)
Salmar ASA (d)	71	$1,761
Tyson Foods, Inc. Class A (d)	11,400	713,982
Whole Foods Market, Inc.	11,480	483,423

		2,608,934

Forest Products & Paper 0.2%
Ence Energia y Celulosa S.A.	84,560	346,723
UPM-Kymmene OYJ (d)	24,053	685,704

		1,032,427

Gas 0.2%
Western Gas Equity Partners, L.P.	27,800	1,195,956

Health Care—Products 0.5%
Alere, Inc. (d)(e)	13,500	677,565
AngioDynamics, Inc. (d)(e)	24,300	393,903
Bruker Corp. (d)	26,000	749,840
Integer Holdings Corp. (d)(e)	13,600	588,200
Intersect ENT, Inc. (d)(e)	14,500	405,275
LeMaitre Vascular, Inc. (d)	5,000	156,100
VWR Corp. (d)(e)	2,900	95,729

		3,066,612

Health Care—Services 0.5%
Centene Corp. (d)(e)	8,800	702,944
LHC Group, Inc. (d)(e)	5,400	366,606
Molina Healthcare, Inc. (d)(e)	8,300	574,194
Providence Service Corp. (d)(e)	6,700	339,087
WellCare Health Plans, Inc. (d)(e)	3,800	682,328

		2,665,159

Holding Companies—Diversified 0.1%
CIR-Compagnie Industriali Riunite S.p.A.	25,227	35,440
Seven Group Holdings, Ltd.	64,531	542,608

		578,048

Home Builders 0.6%
Barratt Developments PLC (d)	84,110	617,309
Beazer Homes USA, Inc. (d)(e)	44,700	613,284
Crest Nicholson Holdings PLC (d)	2,965	20,216
Persimmon PLC (d)	20,812	607,730
Redrow PLC (d)	33,170	236,316
Taylor Morrison Home Corp. Class A (d)(e)	33,000	792,330
Thor Industries, Inc. (d)	7,200	752,544

		3,639,729

Home Furnishing 0.0%‡
Hooker Furniture Corp. (d)	1,800	74,070

Household Products & Wares 0.2%
Central Garden & Pet Co. Class A (d)(e)	6,300	189,126
Henkel A.G. & Co. KGaA	6,763	818,010

		1,007,136

	Shares	Value
Insurance 0.3%
Aegon N.V. (d)	130,164	$664,689
NN Group N.V. (d)	18,797	668,115
Societa Cattolica di Assicurazioni SCRL	61,897	481,437

		1,814,241

Internet 0.6%
1-800-Flowers.com, Inc. Class A (d)(e)	2,500	24,375
Atea ASA (e)	7,821	104,920
Bankrate, Inc. (d)(e)	39,700	510,145
Blucora, Inc. (d)(e)	26,600	563,920
Endurance International Group Holdings, Inc. (d)(e)	27,800	232,130
FTD Cos., Inc. (d)(e)	5,400	108,000
GoDaddy, Inc. Class A (d)(e)	1,800	76,356
Groupon, Inc. (e)	218,100	837,504
Overstock.com, Inc. (d)(e)	12,500	203,750
Yelp, Inc. (d)(e)	23,400	702,468

		3,363,568

Investment Companies 0.3%
Asian Pay Television Trust	165,400	68,479
EXOR N.V.	26,142	1,414,974
John Laing Group PLC (c)	2,803	11,062

		1,494,515

Iron & Steel 0.4%
Ferrexpo PLC	249,580	674,186
Fortescue Metals Group, Ltd.	185,054	742,453
Outokumpu OYJ (d)	61,561	491,480
United States Steel Corp. (d)	20,800	460,512

		2,368,631

Leisure Time 0.3%
Intrawest Resorts Holdings, Inc. (d)(e)	12,200	289,628
Norwegian Cruise Line Holdings, Ltd. (d)(e)	13,200	716,628
Royal Caribbean Cruises, Ltd. (d)	5,900	644,457
TUI A.G. (d)	2,278	33,201

		1,683,914

Lodging 0.2%
Caesars Entertainment Corp. (d)(e)	49,700	596,400
Scandic Hotels Group AB (c)	37,579	488,433

		1,084,833

Machinery—Construction & Mining 0.1%
Danieli & C Officine Meccaniche S.p.A.	14,493	259,554
Oshkosh Corp. (d)	500	34,440
Terex Corp. (d)	10,400	390,000

		683,994

Machinery—Diversified 0.4%
Bobst Group S.A., Registered	5,481	527,580
DXP Enterprises, Inc. (d)(e)	15,000	517,500
Ichor Holdings, Ltd. (d)(e)	20,100	405,216
Pfeiffer Vacuum Technology A.G.	5,743	840,583

		2,290,879

18	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media 0.1%
Nine Entertainment Co. Holdings, Ltd.	57,322	$60,799
Sanoma OYJ	2,464	23,021
tronc, Inc. (d)(e)	27,600	355,764

		439,584

Metal Fabricate & Hardware 0.2%
Global Brass & Copper Holdings, Inc. (d)	17,900	546,845
Sims Metal Management, Ltd.	55,175	643,746

		1,190,591

Mining 0.9%
Acacia Mining PLC	39,871	154,699
BHP Billiton PLC (d)	13,713	210,039
Dominion Diamond Corp.	104,400	1,311,264
Mineral Resources, Ltd.	57,692	481,112
Newmont Mining Corp. (d)	7,000	226,730
Norsk Hydro ASA	91,215	505,636
Regis Resources, Ltd.	173,370	503,693
Rio Tinto PLC (d)	16,296	688,105
Rio Tinto, Ltd.	13,989	680,276
South32, Ltd.	38,473	79,249
St. Barbara, Ltd. (e)	178,957	400,260

		5,241,063

Miscellaneous—Manufacturing 0.2%
AGFA-Gevaert N.V. (e)	61,776	300,575
Fenner PLC	110,476	411,883
Trinity Industries, Inc. (d)	8,800	246,664
Vesuvius PLC (d)	52,604	363,467

		1,322,589

Office & Business Equipment 0.2%
Neopost S.A. (d)	12,541	582,258
Pitney Bowes, Inc. (d)	43,600	658,360

		1,240,618

Oil & Gas 1.0%
Alon USA Energy, Inc. (d)	23,400	311,688
Antero Midstream Partners, L.P. (d)	25,500	846,090
Beach Energy, Ltd.	645,045	285,074
CVR Energy, Inc. (d)	15,500	337,280
Delek U.S. Holdings, Inc. (d)	12,600	333,144
EnQuest PLC (e)	625,933	258,841
Ensco PLC Class A (d)	55,400	285,864
EQT GP Holdings, L.P. (d)	36,100	1,088,415
HollyFrontier Corp. (d)	1,300	35,711
QEP Resources, Inc. (d)(e)	33,600	339,360
Rowan Cos. PLC Class A (d)(e)	14,400	147,456
Saras S.p.A.	124,269	289,261
Southwestern Energy Co. (d)(e)	43,700	265,696
Transocean, Ltd. (d)(e)	37,600	309,448
Whiting Petroleum Corp. (d)(e)	35,600	196,156

	Shares	Value
Oil & Gas (continued)
Woodside Petroleum, Ltd.	14,518	$333,306

		5,662,790

Oil & Gas Services 1.4%
♦Baker Hughes, Inc. (d)	36,810	2,006,513
Exterran Corp. (d)(e)	19,600	523,320
Halliburton Co.	23,110	987,028
Maire Tecnimont S.p.A.	133,460	620,091
McDermott International, Inc. (d)(e)	83,900	601,563
Oceaneering International, Inc. (d)	26,400	602,976
Petrofac, Ltd. (d)	56,759	326,752
Rice Midstream Partners, L.P.	56,400	1,124,616
Subsea 7 S.A. (d)	37,318	501,969
TechnipFMC PLC (e)	36,133	979,939

		8,274,767

Pharmaceuticals 1.7%
Akorn, Inc. (e)	18,942	635,315
Amphastar Pharmaceuticals, Inc. (d)(e)	32,100	573,306
AstraZeneca PLC, Sponsored ADR	11,800	402,262
Catalent, Inc. (d)(e)	15,400	540,540
Depomed, Inc. (d)(e)	34,600	371,604
Diplomat Pharmacy, Inc. (d)(e)	31,700	469,160
Endo International PLC (d)(e)	62,000	692,540
Heska Corp. (d)(e)	5,400	551,178
Horizon Pharma PLC (d)(e)	115,672	1,373,027
Impax Laboratories, Inc. (d)(e)	17,200	276,920
Mylan N.V. (e)	13,717	532,494
Patheon N.V. (e)	11,560	403,213
Phibro Animal Health Corp. Class A (d)	15,600	577,980
Sanofi (d)	4,541	434,421
SciClone Pharmaceuticals, Inc. (d)(e)	32,500	357,500
Shire PLC ADR	1,892	312,691
Sigma Healthcare, Ltd.	142,298	97,886
Sucampo Pharmaceuticals, Inc. Class A (d)(e)	54,200	569,100
Supernus Pharmaceuticals, Inc. (d)(e)	11,100	478,410
TESARO, Inc. (e)	2,170	303,496

		9,953,043

Pipelines 4.4%
Antero Midstream GP, L.P. (e)	46,700	1,026,466
Cheniere Energy, Inc. (d)(e)	25,500	1,242,105
Dominion Energy Midstream Partners, L.P. (d)	32,800	946,280
♦Energy Transfer Equity, L.P. (d)	104,300	1,873,228
♦Energy Transfer Partners, L.P.	97,100	1,979,869
EnLink Midstream LLC (d)	48,500	853,600
Enterprise Products Partners, L.P. (d)	57,300	1,551,684
Genesis Energy, L.P. (d)	22,300	707,579
Kinder Morgan, Inc.	61,000	1,168,760
Magellan Midstream Partners, L.P. (d)	10,900	776,843
♦MPLX, L.P. (d)	52,700	1,760,180
ONEOK, Inc.	15,900	829,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pipelines (continued)
Phillips 66 Partners, L.P. (d)	26,500	$1,309,630
Plains GP Holdings, L.P. Class A (e)	24,001	627,866
SemGroup Corp. Class A	22,650	611,550
Shell Midstream Partners, L.P. (d)	44,900	1,360,470
Targa Resources Corp. (d)	36,800	1,663,360
Tesoro Logistics, L.P. (d)	24,800	1,281,912
Valero Energy Partners, L.P. (d)	29,300	1,337,252
♦Williams Cos., Inc.	61,900	1,874,332
Williams Partners, L.P.	16,200	649,782

		25,432,092

Retail 2.0%
Ascena Retail Group, Inc. (e)	75,000	161,250
Best Buy Co., Inc. (d)	11,000	630,630
Big Lots, Inc. (d)	7,800	376,740
Brinker International, Inc. (d)	1,800	68,580
Cewe Stiftung & Co KGaA	2,545	214,607
Debenhams PLC	595,747	335,590
Dick’s Sporting Goods, Inc. (d)	600	23,898
EI Group PLC (e)	194,507	325,536
GameStop Corp. Class A (d)	29,600	639,656
Gap, Inc. (d)	19,300	424,407
HSN, Inc. (d)	5,400	172,260
Kate Spade & Co. (d)(e)	35,300	652,697
Liberty Interactive Corp. QVC Group Class A (d)(e)	27,800	682,212
Matas A/S	15,888	251,364
Nu Skin Enterprises, Inc. Class A (d)	11,800	741,512
Office Depot, Inc. (d)	234,660	1,323,482
Panera Bread Co. Class A (e)	2,720	855,821
Pier 1 Imports, Inc.	107,800	559,482
Rallye S.A.	4,692	96,622
Regis Corp. (d)(e)	44,200	453,934
Ruby Tuesday, Inc. (e)	3,600	7,236
Rush Enterprises, Inc. Class A (d)(e)	15,000	557,700
Staples, Inc. (d)	128,600	1,295,002
Urban Outfitters, Inc. (d)(e)	25,100	465,354

		11,315,572

Semiconductors 0.5%
Alpha & Omega Semiconductor, Ltd. (d)(e)	6,300	105,021
BE Semiconductor Industries N.V. (d)	10,741	573,521
NXP Semiconductors N.V. (e)	4,020	439,989
Siltronic A.G. (d)(e)	6,366	539,285
SOITEC (d)(e)	9,178	559,878
STMicroelectronics N.V. (d)	43,169	619,770

		2,837,464

Shipbuilding 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	717,600	620,261

	Shares	Value
Software 0.5%
Akamai Technologies, Inc. (d)(e)	14,000	$697,340
Allscripts Healthcare Solutions, Inc. (d)(e)	56,800	724,768
Donnelley Financial Solutions, Inc. (d)(e)	10,100	231,896
Nuance Communications, Inc. (d)(e)	35,600	619,796
Quality Systems, Inc. (d)(e)	35,600	612,676
Synchronoss Technologies, Inc. (d)(e)	9,700	159,565

		3,046,041

Telecommunications 0.9%
ARRIS International PLC (d)(e)	13,200	369,864
EchoStar Corp. Class A (d)(e)	4,000	242,800
Eutelsat Communications S.A. (d)	25,522	651,793
General Communication, Inc. Class A (d)(e)	600	21,984
Koninklijke KPN N.V. (Netherlands)	67,200	214,983
Lumos Networks Corp. (d)(e)	25,900	462,833
Straight Path Communications, Inc. Class B (e)	6,480	1,164,132
T-Mobile U.S., Inc. (e)	9,329	565,524
TDC A/S (Denmark)	94,077	547,091
Telecom Italia S.p.A.	833,008	613,666
United States Cellular Corp. (d)(e)	600	22,992

		4,877,662

Transportation 0.3%
Ansaldo STS S.p.A. (e)	26,225	334,274
BW LPG, Ltd. (c)	31,279	108,650
BW Offshore, Ltd. (e)	4,605	11,583
Golden Ocean Group, Ltd. (d)(e)	53,428	354,853
International Seaways, Inc. (d)(e)	12,300	266,541
Nobina AB (c)	1,050	5,696
Ryder System, Inc. (d)	9,800	705,404

		1,787,001

Trucking & Leasing 0.1%
Greenbrier Cos., Inc. (d)	12,400	573,500

Total Common Stocks (Cost $152,861,664)		159,984,726

Preferred Stocks 0.1%
Auto Components 0.1%
Schaeffler A.G. (d) 3.970%	11,800	169,006

Health Care Equipment & Supplies 0.0%‡
Draegerwerk A.G. & Co. KGaA (d) 0.200%	1,568	164,959

Total Preferred Stocks (Cost $370,886)		333,965

20	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Unaffiliated Investment Companies 0.3%
Internet Software & Services 0.3%
Altaba, Inc. (e)	28,223	$1,537,589

Total Unaffiliated Investment Companies (Cost $1,091,226)		1,537,589

	Principal Amount
Purchased Put Options 0.0%‡
Euro BOBL Strike Price $131.50 Expires 8/25/17	$65	31,181

Total Purchased Put Options (Cost $22,391)		31,181

Short-Term Investments 66.0%
Repurchase Agreements 39.6%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $219,562,958 (Collateralized by United States Treasury securities with rates between 1.125% and 2.00% and a maturity date of 8/31/21, with a Principal Amount of $228,585,000 and a Market Value of $223,967,343)	219,560,762	219,560,762
State Street Bank and Trust Co. 0.05%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $7,136,981 (Collateralized by United States Treasury securities with rates between 1.625% and 2.00% and maturity dates between 12/31/19 and 8/31/21, with a Principal Amount of $7,175,000 and a Market Value of $7,287,908) (g)	7,136,951	7,136,951

Total Repurchase Agreements (Cost $226,697,713)		226,697,713

U.S. Governments 26.4%
United States Treasury Bills (g)(h)
0.803%, due 7/20/17 (i)	25,900,000	25,889,201
0.880%, due 8/24/17	36,100,000	36,052,131
0.920%, due 9/14/17	9,880,400	9,861,420
0.950%, due 9/21/17 (i)	49,363,000	49,256,309

	Principal Amount	Value
U.S. Governments (continued)
United States Treasury Bills (continued)
1.110%, due 1/4/18	$30,200,000	$30,027,649

Total U.S. Governments (Cost $151,142,832)		151,086,710

Total Short-Term Investments (Cost $377,840,545)		377,784,423

Total Investments, Before Investments Sold Short (Cost $614,577,409) (f)	109.4%	625,572,200

	Shares
Investments Sold Short (21.7%) Common Stocks Sold Short (18.5%)
Advertising (0.1%)
JCDecaux S.A.	(8,384)	(275,016)

Aerospace & Defense (0.5%)
Aerovironment, Inc. (e)	(2,000)	(76,400)
Cobham PLC	(376,243)	(635,089)
Rolls-Royce Holdings PLC (e)	(59,303)	(688,201)
Rolls-Royce Holdings PLC preferred shares (e)(j)	(4,016,115)	(5,231)
TransDigm Group, Inc.	(2,400)	(645,288)
Zodiac Aerospace	(26,410)	(716,399)

		(2,766,608)

Agriculture (0.0%)‡
Andersons, Inc.	(2,800)	(95,620)
Australian Agricultural Co., Ltd. (e)	(23,232)	(33,123)

		(128,743)

Airlines (0.1%)
Norwegian Air Shuttle ASA (e)	(20,553)	(598,711)

Apparel (0.2%)
Geox S.p.A.	(75,311)	(248,243)
∎ Under Armour, Inc.
Class A (e)	(5,000)	(108,800)
Class C (e)	(36,600)	(737,856)

		(1,094,899)

Auto Parts & Equipment (0.1%)
Bertrandt A.G.	(1,079)	(108,154)
Motorcar Parts of America, Inc. (e)	(18,800)	(530,912)

		(639,066)

Banks (0.8%)
Access National Corp.	(12,800)	(339,456)
Banca Monte dei Paschi di Siena S.p.A. (e)(j)(k)	(11,083)	(190,889)
Banco BPM S.p.A. (e)	(117,276)	(392,464)
Banco Comercial Portugues S.A. Class R (e)	(105,730)	(28,463)
BOK Financial Corp.	(1,700)	(143,021)
Credito Valtellinese S.p.A. (e)	(145,530)	(619,325)
EFG International A.G. (e)	(44,112)	(285,677)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Banks (continued)
HSBC Holdings PLC	(49,118)	$(455,301)
Live Oak Bancshares, Inc.	(19,900)	(481,580)
Metro Bank PLC (e)	(8,078)	(377,500)
Pacific Continental Corp.	(12,300)	(314,265)
Republic First Bancorp, Inc. (e)	(42,800)	(395,900)
UniCredit S.p.A. (e)	(38,376)	(716,639)

		(4,740,480)

Beverages (0.0%)‡
Marie Brizard Wine & Spirits S.A. (e)	(10,082)	(180,673)

Biotechnology (0.6%)
Ablynx N.V. (e)	(17,559)	(226,421)
Cellectis S.A. (e)	(7,975)	(206,037)
Evolva Holding S.A. (e)	(49,999)	(21,900)
Genfit (e)	(7,367)	(251,669)
Genmab A/S (e)	(697)	(148,707)
Illumina, Inc. (e)	(3,600)	(624,672)
Innate Pharma S.A. (e)	(17,687)	(220,799)
Omeros Corp. (e)	(36,000)	(716,580)
Paratek Pharmaceuticals, Inc. (e)	(27,200)	(655,520)
Pharma Mar S.A. (e)	(60,433)	(271,608)
Theravance Biopharma, Inc. (e)	(8,000)	(318,720)

		(3,662,633)

Building Materials (0.1%)
James Hardie Industries PLC	(38,620)	(608,508)

Chemicals (0.3%)
Essentra PLC	(75,161)	(552,608)
SGL Carbon S.E. (e)	(52,589)	(653,202)
Symrise A.G.	(9,143)	(647,655)

		(1,853,465)

Commercial Services (0.9%)
Advisory Board Co. (e)	(10,900)	(561,350)
Berendsen PLC	(14,404)	(230,754)
Brambles, Ltd.	(86,583)	(647,509)
Brunel International N.V.	(4,484)	(62,737)
Caverion Corp. (e)	(17,546)	(140,482)
CBIZ, Inc. (e)	(2,600)	(39,000)
HealthEquity, Inc. (e)	(11,900)	(592,977)
Macquarie Infrastructure Corp.	(8,300)	(650,720)
MarketAxess Holdings, Inc.	(3,500)	(703,850)
Spotless Group Holdings, Ltd.	(36,990)	(32,695)
Textainer Group Holdings, Ltd. (e)	(49,600)	(719,200)
WEX, Inc. (e)	(6,400)	(667,328)

		(5,048,602)

Computers (0.3%)
Arcam AB (e)	(357)	(14,217)
NEXTDC, Ltd. (e)	(164,920)	(571,676)
Nutanix, Inc. Class A (e)	(34,700)	(699,205)

	Shares	Value
Computers (continued)
Serco Group PLC (e)	(104,569)	$(156,489)
Syntel, Inc.	(2,700)	(45,792)
Tobii AB (e)	(82,087)	(382,924)

		(1,870,303)

Cosmetics & Personal Care (0.2%)
Coty, Inc. Class A	(34,200)	(641,592)
e.l.f. Beauty, Inc. (e)	(22,100)	(601,341)

		(1,242,933)

Country Funds—Closed-end (0.0%)‡
Flow Traders (c)	(4,453)	(122,827)

Distribution & Wholesale (0.0%)‡
Fastenal Co.	(4,500)	(195,885)

Diversified Financial Services (0.6%)
Credit Acceptance Corp. (e)	(3,000)	(771,420)
GRENKE A.G.	(1,381)	(306,787)
Hypoport A.G. (e)	(2,224)	(288,306)
Navient Corp.	(45,100)	(750,915)
On Deck Capital, Inc. (e)	(22,200)	(103,452)
PHH Corp. (e)	(6,500)	(89,505)
Provident Financial PLC	(16,289)	(516,176)
Tamburi Investment Partners S.p.A.	(32,113)	(183,939)
VZ Holding A.G.	(11)	(3,530)
WisdomTree Investments, Inc.	(57,600)	(585,792)

		(3,599,822)

Electric (0.1%)
E.ON S.E.	(75,276)	(709,134)

Electrical Components & Equipment (0.1%)
SMA Solar Technology A.G.	(20,417)	(613,297)
Vossloh A.G. (e)	(46)	(2,957)

		(616,254)

Electronics (0.2%)
Fingerprint Cards AB Class B (e)	(2,334)	(8,525)
Garmin, Ltd.	(8,800)	(449,064)
GoPro, Inc. Class A (e)	(64,400)	(523,572)

		(981,161)

Energy—Alternate Sources (0.3%)
Capital Stage A.G.	(9,706)	(68,621)
Nordex S.E. (e)	(38,677)	(475,101)
Plug Power, Inc. (e)	(292,500)	(596,700)
Sunrun, Inc. (e)	(113,000)	(804,560)

		(1,944,982)

Engineering & Construction (0.2%)
KBR, Inc.	(47,700)	(725,994)
Obrascon Huarte Lain S.A.	(2,637)	(9,454)

22	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Engineering & Construction (continued)
SATS, Ltd.	(119,300)	$(442,799)
Sydney Airport	(16,868)	(91,920)

		(1,270,167)

Entertainment (0.2%)
Caesars Acquisition Co. Class A (e)	(30,900)	(588,645)
Codere S.A. (e)	(641,966)	(322,617)
IMAX Corp. (e)	(800)	(17,600)
Juventus Football Club S.p.A (e)	(607,681)	(365,771)

		(1,294,633)

Environmental Controls (0.1%)
Energy Recovery, Inc. (e)	(66,200)	(548,798)

Food (0.6%)
Amplify Snack Brands, Inc. (e)	(59,900)	(577,436)
Cal-Maine Foods, Inc. (e)	(14,700)	(582,120)
Chocoladefabriken Lindt & Sprungli A.G.	(36)	(208,739)
Chocoladefabriken Lindt & Sprungli A.G., Registered	(9)	(627,438)
Chr. Hansen Holding A/S	(9,948)	(723,522)
Dairy Crest Group PLC	(19,772)	(154,255)
Ocado Group PLC (e)	(60,911)	(229,591)
Wessanen	(2,686)	(45,526)

		(3,148,627)

Hand & Machine Tools (0.0%)‡
KUKA A.G.	(7)	(855)
Meyer Burger Technology A.G. (e)	(157,110)	(196,613)

		(197,468)

Health Care—Products (0.6%)
ABIOMED, Inc. (e)	(4,800)	(687,840)
Accelerate Diagnostics, Inc. (e)	(19,100)	(522,385)
Cerus Corp. (e)	(127,900)	(321,029)
Nanosonics, Ltd. (e)	(140,314)	(273,927)
Novan, Inc. (e)	(4,400)	(17,732)
Novocure, Ltd. (e)	(40,006)	(692,104)
Patterson Cos., Inc.	(14,700)	(690,165)
RaySearch Laboratories AB (e)	(2,261)	(63,203)
Rockwell Medical, Inc. (e)	(28,300)	(224,419)

		(3,492,804)

Health Care—Services (0.6%)
Acadia Healthcare Co., Inc. (e)	(15,700)	(775,266)
Brookdale Senior Living, Inc. (e)	(29,800)	(438,358)
Capital Senior Living Corp. (e)	(200)	(3,042)
Envision Healthcare Corp. (e)	(12,000)	(752,040)
Healthscope, Ltd.	(41,927)	(71,218)
Mediclinic International PLC	(35,593)	(343,745)
MEDNAX, Inc. (e)	(3,300)	(199,221)
Teladoc, Inc. (e)	(17,800)	(617,660)

		(3,200,550)

	Shares	Value
Home Builders (0.1%)
LGI Homes, Inc. (e)	(16,800)	$(675,024)

Household Products & Wares (0.1%)
Societe BIC S.A.	(3,838)	(455,453)

Insurance (0.3%)
Ambac Financial Group, Inc. (e)	(33,000)	(572,550)
Citizens, Inc. (e)	(17,100)	(126,198)
MBIA, Inc. (e)	(69,500)	(655,385)
Trupanion, Inc. (e)	(22,700)	(508,026)

		(1,862,159)

Internet (0.6%)
FireEye, Inc. (e)	(43,400)	(660,114)
Liberty Expedia Holdings, Inc. Class A (e)	(1,100)	(59,422)
Liberty Ventures Series A (e)	(12,800)	(669,312)
Pandora Media, Inc. (e)	(74,000)	(660,080)
Yoox Net-A-Porter Group S.p.A. (e)	(19,747)	(546,259)
Zillow Group, Inc. Class C (e)	(15,300)	(749,853)
zooplus A.G. (e)	(912)	(181,245)

		(3,526,285)

Investment Companies (0.1%)
Leonteq A.G. (e)	(8,878)	(493,016)

Iron & Steel (0.1%)
Allegheny Technologies, Inc.	(35,200)	(598,752)

Leisure Time (0.0%)‡
Ardent Leisure Group	(41,144)	(59,452)

Lodging (0.1%)
Accor S.A.	(14,973)	(701,927)
Choice Hotels International, Inc.	(1,500)	(96,375)

		(798,302)

Machinery—Diversified (0.3%)
Cognex Corp.	(7,100)	(602,790)
Wabted Corp.	(8,000)	(732,000)
Welbilt, Inc. (e)	(25,400)	(478,790)

		(1,813,580)

Media (0.5%)
Global Eagle Entertainment, Inc. (e)	(5,400)	(19,224)
HT&E, Ltd.	(89,713)	(182,037)
∎ Liberty Broadband Corp.
Class A (e)	(7,800	(669,162)
Class C (e)	(2,500)	(216,875)
Liberty Media Corp-Liberty Formula One Class C (e)	(5,400)	(197,748)
Promotora de Informaciones S.A. Class A (e)	(10,986)	(29,474)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Media (continued)
∎ Schibsted ASA
Class A	(26,696)	$(644,637)
Class B	(10,656)	(235,488)
SFR Group S.A. (e)	(9,649)	(326,761)

		(2,521,406)

Metal Fabricate & Hardware (0.1%)
Valmont Industries, Inc.	(3,100)	(463,760)

Mining (1.2%)
Fairmount Santrol Holdings, Inc. (e)	(114,400)	(446,160)
Ferroglobe Representation & Warranty Insurance Trust (e)(j)(k)	(13,500)	(0)
Fresnillo PLC	(24,053)	(465,532)
Galaxy Resources, Ltd. (e)	(173,491)	(220,686)
Independence Group NL	(202,853)	(491,125)
Newcrest Mining, Ltd.	(20,925)	(324,232)
Nyrstar N.V. (e)	(107,221)	(654,194)
Orocobre, Ltd. (e)	(200,968)	(535,990)
Randgold Resources, Ltd.	(6,979)	(618,561)
Royal Gold, Inc.	(8,100)	(633,177)
Saracen Mineral Holdings, Ltd. (e)	(206,495)	(185,693)
Sirius Minerals PLC (e)	(1,356,188)	(535,916)
Syrah Resources, Ltd. (e)	(264,716)	(563,586)
U.S. Silica Holdings, Inc.	(14,300)	(507,507)
Western Areas, Ltd. (e)	(330,895)	(536,628)

		(6,718,987)

Miscellaneous—Manufacturing (0.1%)
Axon Enterprise, Inc. (e)	(11,400)	(286,596)

Office & Business Equipment (0.1%)
SLM Solutions Group A.G. (e)	(10,275)	(451,820)

Oil & Gas (0.6%)
Cabot Oil & Gas Corp.	(13,600)	(341,088)
California Resources Corp. (e)	(10,200)	(87,210)
Chesapeake Energy Corp. (e)	(37,800)	(187,866)
Continental Resources, Inc. (e)	(9,400)	(303,902)
Diamondback Energy, Inc. (e)	(3,700)	(328,597)
EP Energy Corp. Class A (e)	(82,000)	(300,120)
Helmerich & Payne, Inc.	(5,300)	(288,002)
Liquefied Natural Gas, Ltd. (e)	(1,241)	(529)
Lundin Petroleum AB (e)	(17,299)	(332,851)
Pantheon Resources PLC (e)	(26,280)	(17,457)
Par Pacific Holdings, Inc. (e)	(2,800)	(50,512)
Parsley Energy, Inc. Class A (e)	(11,900)	(330,225)
Rice Energy, Inc. (e)	(10,400)	(276,952)
Ring Energy, Inc. (e)	(25,200)	(327,600)
Sound Energy PLC (e)	(323,291)	(324,224)

		(3,497,135)

	Shares	Value
Oil & Gas Services (0.8%)
Aker Solutions ASA (e)	(85,078)	$(384,284)
Flotek Industries, Inc. (e)	(54,900)	(490,806)
Forum Energy Technologies, Inc. (e)	(33,300)	(519,480)
Keane Group, Inc. (d)(e)	(35,300)	(564,800)
Mammoth Energy Services, Inc. (e)	(8,400)	(156,240)
Petroleum Geo-Services ASA (e)	(129,134)	(224,278)
RPC, Inc.	(32,600)	(658,846)
Saipem S.p.A. (e)	(152,544)	(563,454)
Schoeller-Bleckmann Oilfield Equipment A.G. (e)	(5,374)	(351,702)
Weatherford International PLC (e)	(136,200)	(527,094)

		(4,440,984)

Pharmaceuticals (1.3%)
AB Science S.A. (e)	(11,939)	(144,543)
Aclaris Therapeutics, Inc. (e)	(22,000)	(596,640)
Aerie Pharmaceuticals, Inc. (e)	(9,900)	(520,245)
ALK-Abello A/S	(1,628)	(242,937)
Blackmores, Ltd.	(7,133)	(525,435)
DexCom, Inc. (e)	(7,500)	(548,625)
Hikma Pharmaceuticals PLC	(6,870)	(131,533)
Intra-Cellular Therapies, Inc. (e)	(42,400)	(526,608)
Premier, Inc. Class A (e)	(18,900)	(680,400)
Reata Pharmaceuticals, Inc. (e)	(2,200)	(69,608)
Revance Therapeutics, Inc. (e)	(24,500)	(646,800)
Santhera Pharmaceuticals Holding A.G., Registered (e)	(2,166)	(150,439)
Sirtex Medical, Ltd.	(28,579)	(356,945)
TherapeuticsMD, Inc. (e)	(131,400)	(692,478)
VCA, Inc. (e)	(7,100)	(655,401)
Vectura Group PLC (e)	(5,228)	(7,619)
Vifor Pharma A.G.	(5,621)	(619,605)
Zealand Pharma A/S (e)	(3,024)	(60,616)

		(7,176,477)

Pipelines (0.1%)
Cheniere Energy, Inc. (e)	(6,700)	(326,357)

Private Equity (0.1%)
AURELIUS Equity Opportunities S.E. & Co. KGaA	(9,592)	(515,292)

Real Estate (0.1%)
REA Group, Ltd.	(13,921)	(710,459)

Retail (1.9%)
AO World PLC (e)	(44,574)	(67,489)
At Home Group, Inc. (e)	(21,400)	(498,406)
CarMax, Inc. (e)	(10,400)	(655,824)
Domino’s Pizza Enterprises, Ltd.	(18,082)	(723,799)
Duluth Holdings, Inc. Class B (e)	(27,900)	(508,059)

24	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Retail (continued)
Five Below, Inc. (e)	(10,900)	$(538,133)
Fred’s, Inc. Class A	(36,200)	(334,126)
Freshpet, Inc. (e)	(7,800)	(129,480)
GNC Holdings, Inc. Class A	(42,900)	(361,647)
J.C. Penney Co., Inc. (e)	(138,400)	(643,560)
Lululemon Athletica, Inc. (e)	(13,500)	(805,545)
Lumber Liquidators Holdings, Inc. (e)	(18,800)	(471,128)
Luxottica Group S.p.A	(10,873)	(629,002)
Majestic Wine PLC	(1,736)	(7,235)
Party City Holdco, Inc. (e)	(32,800)	(513,320)
RH (e)	(9,600)	(619,392)
Salvatore Ferragamo S.p.A.	(19,636)	(523,676)
Sears Holdings Corp. (e)	(36,000)	(318,960)
Shake Shack, Inc. Class A (e)	(10,700)	(373,216)
Sports Direct International PLC (e)	(139,580)	(529,390)
Tile Shop Holdings, Inc.	(21,300)	(439,845)
Wingstop, Inc.	(18,700)	(577,830)
Zalando SE (c)(e)	(14,250)	(651,188)

		(10,920,250)

Semiconductors (0.1%)
IPG Photonics Corp. (e)	(4,700)	(681,970)
Nanoco Group PLC (e)	(79,957)	(45,561)

		(727,531)

Software (0.9%)
Aconex, Ltd. (e)	(170,194)	(487,925)
Actua Corp. (e)	(13,300)	(186,865)
Atlassian Corp. PLC Class A (e)	(6,700)	(235,706)
Black Knight Financial Services, Inc. Class A (e)	(8,400)	(343,980)
CommerceHub, Inc. Series C (e)	(18,600)	(324,384)
Guidewire Software, Inc. (e)	(9,800)	(673,358)
Hortonworks, Inc. (e)	(19,400)	(249,872)
NantHealth, Inc. (e)	(2,500)	(10,575)
Opera Software ASA	(40,125)	(157,160)
pdvWireless, Inc. (e)	(4,400)	(102,520)
Starbreeze AB (e)	(106,473)	(187,045)
Twilio, Inc. Class A (e)	(26,900)	(783,059)
Veeva Systems, Inc. Class A (e)	(10,400)	(637,624)
Workday, Inc. Class A (e)	(6,600)	(640,200)

		(5,020,273)

Telecommunications (0.7%)
Acacia Communications, Inc. (e)	(11,500)	(476,905)
Arista Networks, Inc. (e)	(4,500)	(674,055)
Frontier Communications Corp.	(80,900)	(93,844)
Inmarsat PLC	(63,763)	(639,055)
Quantenna Communications, Inc. (e)	(11,100)	(210,900)
Shenandoah Telecommunications Co.	(8,400)	(257,880)
TPG Telecom, Ltd.	(156,378)	(685,095)

	Shares	Value
Telecommunications (continued)
Vocus Group, Ltd.	(276,877)	$(717,162)

		(3,754,896)

Transportation (0.4%)
Golar LNG, Ltd.	(12,000)	(267,000)
Groupe Eurotunnel S.E., Registered	(58,530)	(624,245)
Nordic American Tankers, Ltd.	(52,600)	(333,484)
Scorpio Bulkers, Inc. (e)	(94,500)	(670,950)
Singapore Post, Ltd.	(363,700)	(351,350)

		(2,247,029)

Total Common Stocks Sold Short (Cost $100,220,819)		(106,095,027)

Exchange-Traded Funds Sold Short (3.2%) (l)
∎ SPDR S&P 500 ETF Trust	(11,700)	(2,829,060)
∎ United States Oil Fund, L.P. (e)	(1,618,000)	(15,371,000)

Total Exchange-Traded Funds Sold Short (Cost $19,553,689)		(18,200,060)

Total Investments Sold Short (Proceeds $119,774,508) (m)	(21.7)%	(124,295,087)

Total Investments, Net of Investments Sold Short (Cost $494,802,901)	87.7	501,277,113
Other Assets, Less Liabilities	12.3	70,533,141
Net Assets	100.0%	$571,810,254

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short (See Note 2(O)).

(e)	Non-income producing security.

(f)	As of June 30, 2017, cost was $613,677,029 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$17,071,134
Gross unrealized depreciation	(5,175,963)

Net unrealized appreciation	$11,895,171

(g)	Security, or a portion thereof, was held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

(h)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts. (See Note 2(L))

(j)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, the total market value of fair valued securities was $(196,120), which represented less than one-tenth of a percent of the Portfolio’s net assets.

(k)	Illiquid security—As of June 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of
Trustees was $(190,889), which represented less than one-tenth of a percent of the Portfolio’s net assets.

(l)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(m)	As of June 30, 2017, cash in the amount of $69,147,223 was on deposit with brokers for short sale transactions.

As of June 30, 2017, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Danish Krone vs. U.S. Dollar	9/21/17	UBS AG	DKK	3,600,000	$549,156	$(6,217)
Euro vs. U.S. Dollar	9/21/17	Societe Generale	EUR	8,100,000	9,186,978	(102,206)
Euro vs. U.S. Dollar	7/27/17	Societe Generale		42,942,343	48,084,032	(1,017,793)
Pound Sterling vs. U.S. Dollar	7/27/17	Societe Generale	GBP	1,400,000	1,783,744	(40,962)
Swedish Krona vs. U.S. Dollar	9/21/17	Societe Generale	SEK	14,400,000	1,676,989	(39,796)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(1,206,974)

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Bund	(8)	September 2017	$(1,479,038)	$21,460

1.	As of June 30, 2017, cash in the amount of $56,486 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

As of June 30, 2017, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Termination Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
$15,700,000	USD	1/22/2018	Fixed 0.870%	3-Month USD-LIBOR	$—	$42,634	$42,634
17,460,000	USD	2/25/2018	Fixed 0.800%	3-Month USD-LIBOR	—	64,730	64,730
3,090,000	USD	2/25/2026	3-Month USD-LIBOR	Fixed 1.605%	—	(147,941)	(147,941)
4,090,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	—	(117,494)	(117,494)
					$—	$(158,071)	$(158,071)

The following abbreviation are used in the preceding pages:

ADR—American Depositary Receipt

CHF—Swiss Franc

DKK—Danish Krone

ETF—Exchange-Traded Fund

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

NOK—Norwegian Krone

SEK—Swedish Krona

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

26	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2017, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit CDX North American Investment Grade Series 27	12/20/2021	Sell	$19,965	1.00%	$249,495	$409,285	$159,790
Markit CDX North American High Yield Series 27	12/20/2021	Sell	32,012	5.00%	1,841,008	2,397,434	556,426
iTraxx Europe Crossover Series 27	6/20/2022	Buy	EUR 9,700	(5.00)%	(930,595)	(1,272,091)	(341,496)
iTraxx Europe Senior Financials Series 27	6/20/2022	Buy	3,200	(1.00)%	(10,708)	(84,915)	(74,207)
					$1,149,200	$1,449,713	$300,513

As of June 30, 2017, the Portfolio held the following OTC credit default swap contracts1:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
ArcelorMittal 6.125%, 6/01/18	Societe Generale S.A.	6/20/2022	Sell	EUR 200	5.00%	$26,744	$29,384	$2,983
ArcelorMittal 6.125%, 6/01/18	JP Morgan Chase Bank NA	6/20/2022	Sell	200	5.00%	22,968	29,384	6,759
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	600	(1.00)%	(12,408)	(20,584)	(8,382)
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	12/20/2021	Buy	400	(1.00)%	(8,066)	(14,456)	(6,527)
Casino Guichard Perrachon 4.407%, 8/06/19	BNP Paribas S.A.	6/20/2022	Sell	200	1.00%	(8,377)	(6,488)	1,957
Electricite de France S.A. 5.625%, 2/21/33	BNP Paribas S.A.	6/20/2022	Buy	550	(1.00)%	(571)	(14,462)	(14,080)
Electricite de France S.A. 5.625%, 2/21/33	Societe Generale S.A.	6/20/2022	Buy	800	(1.00)%	(9,357)	(21,036)	(11,954)
Marks & Spencer PLC 6.125%, 12/02/19	BNP Paribas S.A.	12/20/2021	Buy	400	(1.00)%	9,676	4,653	(5,160)
Orange S.A. 5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	1,200	(1.00)%	(16,163)	(34,375)	(18,624)
Next PLC 5.375%, 10/26/21	Societe Generale S.A.	12/20/2021	Buy	400	(1.00)%	2,985	5,235	2,113
Repsol International Fiance 4.875%, 2/19/19	Societe Generale S.A.	6/20/2022	Buy	200	(1.00)%	(1,414)	(1,004)	341
Tesco PLC 6.000%, 12/14/29	JP Morgan Chase Bank NA	6/20/2024	Sell	400	1.00%	(27,724)	(29,462)	1,598
Total Capital S.A. 4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	500	(1.00)%	(5,861)	(16,107)	(10,417)
Total Capital S.A. 4.875%, 1/28/19	Societe Generale S.A.	6/20/2021	Buy	500	(1.00)%	(9,967)	(16,107)	(6,312)
						$(37,535)	$(105,425)	$(68,901)

1.	As of June 30, 2017, cash in the amount of $2,341,093 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2017.

Total Return Swap Contracts

Open OTC total return equity swap contracts as of June 30, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
UBS AG	Buzzi Unicem SpA	Euro OverNight Index Average minus 0.45%	6/25/2018	$(402)	$29,418
Citibank N.A.	Consumer Staples Select Sector SPDR Fund	1 Month LIBOR BBA minus 0.35%	7/28/2017	(461)	17,667
Citibank N.A.	CNH Industrial NV	1 Month LIBOR BBA minus 0.40%	7/3/2017	(103)	909
UBS AG	Danieli & C Officine Meccaniche SpA	Euro OverNight Index Average minus 0.45%	6/25/2018	(218)	13,056
Morgan Stanley Capital Services LLC	Depomed Inc	US Federal Funds Rate plus 0.45%	2/21/2018	307	2,110
Citibank N.A.	Fiat Chrysler Automobiles NV	1 Month LIBOR BBA minus 0.40%	7/3/2017	(120)	8,146
Morgan Stanley Capital Services LLC	Groupe Fnac SA	Euro OverNight Index Average plus 0.55%	4/3/2018	574	72,894
Morgan Stanley Capital Services LLC	Havas SA	Euro OverNight Index Average plus 0.55%	3/1/2025	810	14,087
Citibank N.A.	Henkel AG & Co KGaA	1 Month LIBOR BBA minus 0.40%	7/3/2017	(726)	31,239
UBS AG	Lagardere SCA	Euro OverNight Index Average minus 0.45%	6/25/2018	(262)	6,723
UBS AG	London Stock Exchange Group PLC	1 Month LIBOR BBA plus 0.40%	6/25/2018	367	28,207
UBS AG	Orange SA	Euro OverNight Index Average minus 0.45%	6/25/2018	(424)	50,977
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA minus 1.82%	7/3/2017	(442)	27,392
UBS AG	Telecom Italia SpA/Milano	Euro OverNight Index Average minus 0.45%	6/25/2018	(68)	2,405
Morgan Stanley Capital Services LLC	VCA Inc	US Federal Funds Rate plus 0.45%	3/1/2025	1,273	40
UBS AG	Vinci SA	1 Month LIBOR BBA minus 0.45%	6/25/2018	(257)	10,638
				$(152)	$315,908

					Unrealized Depreciation
Citibank N.A.	Alibaba Group Holding Ltd	1 Month LIBOR BBA plus 0.35%	7/28/2017	$(667)	$(90,742)
Morgan Stanley Capital Services LLC	AMC Entertainment Holdings Inc	US Federal Funds Rate plus 0.45%	2/21/2018	85	(2,606)
Morgan Stanley Capital Services LLC	Brocade Communications System Inc	US Federal Funds Rate plus 0.45%	3/1/2025	1,621	(10,479)
Morgan Stanley Capital Services LLC	Cairo Communication SpA	Euro OverNight Index Average plus 0.55%	4/3/2018	875	(90,051)
UBS AG	Entertainment One Ltd	1 Month LIBOR BBA plus 0.40%	6/25/2018	493	(46,386)
UBS AG	Gamesa Corp Tecnologica SA	1 Month LIBOR BBA plus 0.40%	6/3/2019	630	(48,667)
Morgan Stanley Capital Services LLC	GFK SE	Euro OverNight Index Average plus 0.55%	4/3/2018	415	(4,785)

28	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Morgan Stanley Capital Services LLC	Haldex AB	1 Month Stockholm Interbank Offered Rate plus 0.45%	9/18/2018	$2,294	$(25,476)
Morgan Stanley Capital Services LLC	J Sainsbury PLC	Sterling OverNight Index Average plus 0.55%	2/22/2018	503	(64,834)
UBS AG	Marriott International Inc/MD	1 Month LIBOR BBA plus 0.35%	6/25/2018	1,653	(128,538)
Morgan Stanley Capital Services LLC	Shire PLC	Sterling OverNight Index Average plus 0.55%	2/22/2018	339	(25,047)
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA plus 0.55%	7/3/2017	443	(23,230)
UBS AG	Telecom Italia SpA/Milano	1 Month LIBOR BBA plus 0.40%	6/25/2018	89	(5,634)
Morgan Stanley Capital Services LLC	Twitter Inc	US Federal Funds Rate plus 0.45%	2/21/2018	167	(6,070)
Morgan Stanley Capital Services LLC	Ubisoft Entertainment SA	Euro OverNight Index Average plus 0.55%	4/3/2018	898	(16,790)
				$9,838	$(589,335)

Open OTC total return basket swap contracts as of June 30, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Portfolio	Termination Date	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index **	0.60%	5/31/2017	$14,603	$(7,506)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index **	1.50%	5/31/2017	20,103	(25,583)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index **	0.60%	5/31/2017	17,034	(8,661)
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2017	11,756	—
Bank of America Merrill Lynch	BofA ML Mean Reversion EUR Index Total Return Index	1.00%	5/31/2018	18,945	14,639
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index	1.00%	5/31/2018	19,735	377,033
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index	0.20%	5/31/2018	14,050	8,494
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index	0.00%	5/31/2018	7,183	(12,131)
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index	0.00%	5/31/2018	7,158	(6,755)
Societe Generale	SGI BOSS 1% Index	0.60%	6/5/2017	19,527	(17,346)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index **	0.60%	6/5/2017	17,295	(9,181)
Societe Generale	SGI US Gravity Index	0.60%	6/5/2017	4,583	(2,387)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index	0.60%	6/5/2017	21,403	10,837
				$193,375	$321,453

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Open OTC Candriam proprietary total return swap contracts as of June 30, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index **	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $88,626,149)***	$(598,036)
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $87,650,127)****	(383,724)
			$(981,760)

The summaries below provide a breakdown of the derivative contracts comprising the index components of the above Candriam proprietary total return swaps as of June 30, 2017:

Candriam IG Diversified Futures Index

Category	% Breakdown
Financials	82.18%
Financial Commodity Future	66.35
Physical Commodity Future	41.60
Foreign Currency	(10.83)
Physical Index Future	(37.46)
Currency Future	(41.84)
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
3-Month Euribor Dec19	Financials	(762,295)	$(2,988)
90Day Euro Future Dec19	Financial Commodity Future	(166,430)	75,901
90Day Sterling Future Dec19	Financial Commodity Future	(135,072)	(807)
AUD/USD Currency Future Sep17	Currency Future	16,594	(49,323)
Australian Dollar	Foreign Currency	(12)	23
BP Currency Future Sep17	Currency Future	(13,147)	49,315
Brent Crude Future Sep17	Physical Commodity Future	(5,862)	(87,168)
British Pound Sterling	Foreign Currency	(934)	6,216
CAC40 10 Euro Future Jul17	Physical Index Future	944	11,074
Canadian Currency Future Sep17	Currency Future	1,232	(2,857)
CBOE VIX Future Jul17	Physical Index Future	(666)	(10,756)
Copper Future Sep17	Physical Commodity Future	12,724	(69,041)
Corn Future Dec17	Physical Commodity Future	(349,344)	(51,497)
Cotton No.2 Future Dec17	Physical Commodity Future	(12,613)	173,053
DAX Index Future Sep17	Physical Index Future	354	3,566
DJIA MINI e-CBOT Sep17	Physical Index Future	514,464	26,496
Euro	Foreign Currency	250	(1,187)
Euro FX Currency Future Sep17	Currency Future	16,675	(77,762)

30	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Sep17	Physical Index Future	11,197	$134,593
EURO/JPY Future Sep17	Currency Future	353,621	39,327
Euro-BTP Future Sep17	Financial Commodity future	(3,074)	(2,455)
Euro-Bund Future Sep17	Financial Commodity future	(11,021)	11,943
Euro-OAT Future Sep17	Financial Commodity future	(11,287)	13,267
FTSE 100 Index Future Sep17	Physical Index Future	17,131	135,922
Gasoline RBOB Future Aug17	Physical Commodity Future	(1,547)	(17,265)
Gold 100 OZ Future Aug17	Physical Commodity Future	(21,458)	330,033
Hang Seng Index Future Jul17	Physical Index Future	575,362	17,831
Hong Kong Dollar	Foreign Currency	5,155	(288)
Japanese Yen	Foreign Currency	(6)	—
Japanese Yen Currency Future Sep17	Currency Future	(7,961)	47,489
JPN 10 Year Bond(OSE) Sep17	Financial Commodity future	(127,058)	(35,535)
Korea 3 Year Bond Future Sep17	Financial Commodity future	(77,758)	11,568
Live Cattle Future Aug17	Physical Commodity Future	5,880	(22,681)
LME PRI ALUM Future Sep17	Physical Commodity Future	22,687	69,299
LME Zinc Future Sep17	Physical Commodity Future	8,778	124,303
Mexican Peso Future Sep17	Currency Future	374	(14,003)
NASDAQ 100 E-MINI Sep17	Physical Index Future	5,589	(51,547)
Natural Gas Future Aug17	Physical Commodity Future	(10,151)	234,569
New Zealand Dollar Future Sep17	Currency Future	19,678	(56,986)
Nikkei 225 (SGX) Sep17	Physical Index Future	(769,124)	(18,838)
Russell 2000 Mini Sep17	Physical Index Future	1,282	7,525
S&P500 EMINI Future Sep17	Physical Index Future	(18,188)	(24,962)
SA RAND Currency (CME) Sep17	Currency Future	1,067	(72,552)
Silver Future Sep17	Physical Commodity Future	(79)	212,806
South Korean Won	Foreign Currency	96,036	(157)
Soybean Future Nov17	Physical Commodity Future	(1,000,365)	(215,281)
SPI 200 Future Sep17	Physical Index Future	2,051	(4,090)
Sugar #11 (WORLD) Oct17	Physical Commodity Future	(7,936)	(50,905)
Topix Index Future Sep17	Physical Index Future	7,124	17,508
U.S. 10 Year Note (CBT)Sep17	Financial Commodity future	(25,397)	69,520
U.S. 5 Year Note (CBT) Sep17	Financial Commodity future	(58,566)	94,749
U.S. Long Bond (CBT) Sep17	Financial Commodity future	153	(507)
Wheat Future (CBT) Sep17	Physical Commodity Future	982,350	416,682
WTI Crude Future Aug17	Physical Commodity Future	(9,037)	(160,536)
			1,232,604

Net Cash and Other Receivables/Payables			(1,830,640)

Swaps, at Value			$(598,036)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Candriam Global Alpha Index

Category	% Breakdown
Foreign Currency	99.99%
Currency Future	0.01
Index Option	0.00	†
Physical Index Future	0.00	†
Physical Index Option	0.00	†
Financial Commodity Option	0.00	†
Equity Index	0.00	†
Currency Option	0.00	†
Financial Commodity Future	0.00	†
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
£ Future Option Jul17P 128	Currency Option	(1)	$(106)
£ Future Option Sep17C 130	Currency Option	332	(55,532)
£ Future Option Sep17C 133	Currency Option	(165)	39,199
£ Future Option Sep17P 126.5	Currency Option	(40)	(4,355)
90Day Euro Future Sep18	Financial Commodity Future	105,368	(38,927)
90Day Euro Future Sep19	Financial Commodity Future	(105,084)	43,252
AUD/USD Currency Future Sep17	Currency Future	3,212	(9,485)
AUD/USD Euro 2PM O Sep17C 75.5	Currency Option	(426)	41,941
AUD/USD Euro 2PM O Sep17C 76	Currency Option	255	(27,875)
AUD/USD Euro 2PM O Sep17C 78	Currency Option	(124)	21,696
AUD/USD Euro 2PM O Sep17P 74	Currency Option	(30)	(3,129)
Australian 10 Year Bond Future Sep17	Financial Commodity Future	13,127	(15,640)
Australian Dollar	Foreign Currency	853	(1,584)
British Pound Sterling	Foreign Currency	607	(4,013)
Canadian Currency 2PM OP Aug17C 76	Currency Option	430	(41,425)
Canadian Currency 2PM OP Aug17C 78	Currency Option	(106)	20,648
Canadian Currency 2PM OP Jul17C 77	Currency Option	(202)	86,979
Canadian Currency 2PM OP Jul17P 76.5	Currency Option	(11)	(1,613)
Canadian Currency 2PM OP Sep17P 74	Currency Option	(2)	(290)
EUR/JPY Future Sep17	Currency Future	62,487	6,860
Eurex Euro Stoxx 50 Weekly Option	Index Option	91	37,853
Eurex Euro Stoxx 50 Weekly Option	Index Option	(37)	(17,319)
Eurib 2yr MidCv O Dec17C 100	Financial Commodity Option	(52)	2,320
Eurib 2yr MidCv O Dec17P 100	Financial Commodity Option	258	(2,723)
Eurib 2yr MidCv O Dec17P 99.88	Financial Commodity Option	(170)	252
Euro	Foreign Currency	(1,405)	6,631
Euro Currency 2PM OP Aug17C 1.14	Currency Option	(48)	16,514
Euro Currency 2PM OP Aug17C 1.15	Currency Option	(28)	12,139
Euro Currency 2PM OP Dec17C 1.18	Currency Option	329	(80,989)
Euro Currency 2PM OP Dec17C 1.2	Currency Option	(163)	47,476
Euro Currency 2PM OP Dec17P 1.11	Currency Option	(111)	(11,534)

32	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Euro Currency 2PM OP Jul17C 1.14	Currency Option	(41)	$36,850
Euro Currency 2PM OP Sep17C 1.15	Currency Option	(47)	14,306
Euro FX Currency Future Sep17	Currency Future	(6,128)	28,396
Euro Stoxx 50 Price EUR	Index Option	13	3,118
Euro Stoxx 50 Price EUR	Index Option	14	3,075
Euro Stoxx 50 Price EUR	Index Option	(2)	(46)
Euro Stoxx 50 Price EUR	Index Option	(5)	(1,023)
Euro Stoxx 50 Price EUR	Index Option	—	(54)
Euro Stoxx 50 Price EUR	Index Option	(2)	(853)
Euro Stoxx 50 Price EUR	Index Option	(6)	(783)
Euro Stoxx 50 Sep17	Physical Index Future	(6,370)	(76,064)
Euro Stoxx Bank Sep17	Physical Index Future	1,638	41,193
Euro-Bobl Future Sep17	Financial Commodity Future	(33,824)	(2,778)
Euro-Bobl Option Aug17P 131.75	Financial Commodity Option	(39)	3,082
Euro-Bobl Option Aug17P 132	Financial Commodity Option	(112)	6,301
Euro-Bobl Option Aug17P 132.25	Financial Commodity Option	155	(5,408)
Euro-Bobl Option Sep17C 131.75	Financial Commodity Option	(199)	6,969
Euro-Bobl Option Sep17C 132.5	Financial Commodity Option	(39)	3,859
Euro-Bobl Option Sep17C 132.75	Financial Commodity Option	(26)	2,664
Euro-Bobl Option Sep17C 133	Financial Commodity Option	(16)	2,852
Euro-Bobl Option Sep17P 131.25	Financial Commodity Option	(85)	6,727
Euro-Bobl Option Sep17P 132	Financial Commodity Option	(303)	10,620
Euro-Bobl Option Sep17P 132.5	Financial Commodity Option	457	(12,938)
Euro-Bund Option Aug17C 165	Financial Commodity Option	(9)	1,450
Euro-Bund Option Sep17P 159	Financial Commodity Option	(96)	18
Euro-Bund Option Sep17P 160	Financial Commodity Option	(144)	(1,696)
Euro-Bund Option Sep17P 162	Financial Commodity Option	(14)	(285)
Euro-Bund Option Sep17P 163	Financial Commodity Option	450	11,548
FTSE 100 Index	Index Option	(8,487)	(10,562)
FTSE 100 Index	Index Option	(23,931)	76,642
FTSE MIB Index Jul17	Equity Index	(134)	(56,185)
FTSE MIB Index Jul17	Equity Index	(60)	91,675
FTSE MIB Index Jul17	Equity Index	134	(166,762)
FTSE/MIB Index Future Sep17	Physical Index Future	7,623	137,002
Hong Kong Dollar	Foreign Currency	(1,332)	74
IBEX MINI Index Future Jul17	Physical Index Future	(4,350)	(56,902)
IMM Euro Future Option Dec17P 98.38	Financial Commodity Option	(21)	(2,092)
IMM Euro Future Option Dec17P 98.5	Financial Commodity Option	70	8,368
Japanese Yen	Foreign Currency	24,066	(1,491)
Japanese Yen 2PM OP Aug17P 88	Currency Option	(36)	(10,405)
Japanese Yen 2PM OP Jul17C 92	Currency Option	—	106
Japanese Yen 2PM OP Sep17C 92	Currency Option	(51)	14,195
Japanese Yen 2PM OP Sep17P 87	Currency Option	(170)	(42,949)
Japanese Yen 2PM OP Sep17P 88.5	Currency Option	(85)	(17,099)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Japanese Yen 2PM OP Sep17P 89.5	Currency Option	506	$85,898
KRW-EUR X-RATE	Foreign Currency	(1,182,833,758)	2,901
Long GILT Future Sep17	Financial Commodity Future	(3,409)	3,085
Mexican Peso Future Sep17	Currency Future	423	(15,728)
NASDAQ 100 E-MINI Sep17	Physical Index Future	(4,807)	44,046
NASDAQ 100 E-MINI Sep17P 5500	Physical Index Option	(58)	(8,469)
New Zealand Dollar Future Sep17	Currency Future	(3,280)	9,437
Norwegian Krone	Foreign Currency	112	(24)
Norwegian Krone Sep17	Currency Future	502,320	(9,485)
OMX Stockholm 30 Index	Index Option	30	154
OMX Stockholm 30 Index	Index Option	(9)	(180)
Russell 2000 Index/Old	Index Option	(120)	(11,718)
Russell 2000 Index/Old	Index Option	(28)	17,964
Russell 2000 Index/Old	Index Option	106	(49,376)
Russian Ruble Future Sep17	Currency Future	(667,748)	37,334
S&P500 EMINI OPTN Dec17P 2050	Physical Index Option	(29)	1,157
S&P500 EMINI OPTN Dec17P 2240	Physical Index Option	68	(1,571)
S&P500 EMINI OPTN Sep17C 2430	Physical Index Option	(423)	(16,244)
S&P500 EMINI OPTN Sep17C 2450	Physical Index Option	(151)	(7,481)
SA RAND Currency (CME) Sep17	Currency Future	(444)	29,994
Singapore Dollar	Foreign Currency	9	(22)
South Korean Won	Foreign Currency	1,632,598	(2,659)
Stoxx 600 Auto Sep17	Physical Index Future	4,316	66,940
Stoxx 600 BAS Sep17	Physical Index Future	2,426	64,933
Stoxx 600 Health Sep17	Physical Index Future	1,866	8,071
Stoxx 600 RETL Sep17	Physical Index Future	5,154	20,208
Stoxx 600 Tech Sep17	Physical Index Future	(1,997)	(4,682)
Stoxx 600 TLCM Sep17	Physical Index Future	1,417	9,393
Stoxx Europe 600 Basic Resource	Index Option	(46)	61,397
Stoxx Europe 600 Oil & Gas Pri	Index Option	193	77,990
Stoxx Europe 600 Oil & Gas Pri	Index Option	(42)	(14,575)
Stoxx Europe 600 Oil & Gas Pri	Index Option	(2)	(232)
Stoxx Europe 600 Oil & Gas Pri	Index Option	(422)	68,435
Stoxx Europe 600 Utilities Pri	Index Option	46	9,211
Stoxx Europe 600 Utilities Pri	Index Option	(4)	(30)
Stoxx Europe 600 Utilities Pri	Index Option	(36)	14,448
Swedish Krona	Foreign Currency	(602)	456
Swiss Franc	Foreign Currency	(289)	1,196
TRY/USD Future Sep17	Currency Future	9,357	(78,155)
Turkish Lira	Foreign Currency	28	(72)
U.S. 10 Year Future Option Sep17C 126.5	Financial Commodity Option	(138)	46,982
U.S. 10 Year Future Option Sep17C 127	Financial Commodity Option	(9)	3,251
U.S. 10 Year Note (CBT)Sep17	Financial Commodity Future	77,943	(211,986)
U.S. 5 Year Future Option Sep17C118.25	Financial Commodity Option	(9)	2,981

34	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
U.S. 5 Year Future Option Sep17P 117.5	Financial Commodity Option	(125)	$(20,586)
U.S. 5 Year Note (CBT) Sep17	Financial Commodity Future	(34,928)	56,144
Yen Denom Nikkei Sep17	Physical Index Future	(9,056)	(28,899)
			373,768

Net Cash and Other Receivables/Payables			(757,492)

Swaps, at Value			$(383,724)

1.	As of June 30, 2017, cash in the amount of $2,027,623 was on deposit with brokers for total return equity swap contracts.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on June 24, 2015 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

‡	Less than $1,000.

†	Amount represents less than 0.01%.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$60,567,908	$—	$60,567,908
Foreign Bonds	—	25,332,408	—	25,332,408

Total Long-Term Bonds	—	85,900,316	—	85,900,316

Common Stocks	159,984,726	—	—	159,984,726
Preferred Stocks	333,965	—	—	333,965
Unaffiliated Investment Companies	1,537,589	—	—	1,537,589
Purchased Put Options	31,181	—	—	31,181
Short-Term Investments
Repurchase Agreements	—	226,697,713	—	226,697,713
U.S. Governments	—	151,086,710	—	151,086,710

Total Short-Term Investments	—	377,784,423	—	377,784,423

Total Investments in Securities	161,887,461	463,684,739	—	625,572,200

Other Financial Instruments
Credit Default Swap Contracts (b)	—	730,370	—	730,370
Futures Contracts (b)	21,460	—	—	21,460
Interest Rate Swap Contracts (b)	—	107,364	—	107,364
Total Return Basket Swap Contracts (b)	—	411,002	—	411,002
Total Return Equity Swap Contracts (b)	—	315,908	—	315,908

Total Other Financial Instruments	21,460	1,564,644	—	1,586,104

Total Investments in Securities and Other Financial Instruments	$161,908,921	$465,249,383	$—	$627,158,304

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Consolidated Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (c)	$(105,898,907)	$(196,120)	$—	$(106,095,027)
Exchange Traded Funds Sold Short	(18,200,060)	—	—	(18,200,060)
Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (b)	—	(981,760)	—	(981,760)
Credit Default Swap Contracts (b)	—	(498,758)	—	(498,758)
Foreign Currency Forward Contracts (b)	—	(1,206,974)	—	(1,206,974)
Interest Rate Swap Contracts (b)	—	(265,435)	—	(265,435)
Total Return Basket Swap Contracts (b)	—	(89,550)	—	(89,550)
Total Return Equity Swap Contracts (b)	—	(589,335)	—	(589,335)

Total Other Financial Instruments	—	(3,631,812)	—	(3,631,812)

Total Investments in Securities Sold Short and Other Financial Instruments	$(124,098,967)	$(3,827,932)	$—	$(127,926,899)

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

(c)	The Level 2 securities at $(5,231), $(190,889), and $(0) are held in Aerospace and Defense, Banks, and Mining, respectively, within the Common Stocks Sold Short section of the Consolidated Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2017, certain foreign equity securities with a market value of $10,224,327 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3		Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2017 (a)
Common Stocks Sold Short
Mining	$(0)*	$—	$—	$—	$—	$—	$—	$(0	)*	$—	$—
Rights Sold Short
Banks	(4)	—	—	(4)	—	—	—	—		—	—
Energy Equipment & Services	(9,698)	—	—	(9,698)	—	—	—	—		—	—

Total	$(9,702)	$—	$—	$(9,702)	$—	$—	$—	$(0	)*	$—	$—

*	Less than $0.05.

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments sold short” in the Consolidated Statement of Operations.

36	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $387,879,696)	$398,874,487
Repurchase agreement, at value (identified cost $226,697,713)	226,697,713
Cash collateral on deposit at broker	73,572,425
Cash denominated in foreign currencies (identified cost $1,931,633)	1,969,909
Receivables:
Dividends and interest	1,411,215
Investment securities sold	843,563
Variation margin on futures contracts	725,561
Fund shares sold	430,384
Variation margin on centrally cleared swap contracts	190,117
Premiums paid for OTC swap contracts	62,373
Unrealized appreciation on OTC swap contracts	741,064
Other assets	3,256

Total assets	705,522,067

Liabilities
Investments sold short (proceeds $119,774,508)	124,295,087
Due to custodian	700,649
Payables:
Investment securities purchased	3,869,223
Manager (See Note 3)	596,430
Broker fees and charges on short sales	354,363
Fund shares redeemed	213,522
Custodian	178,274
Premiums received for OTC swap contracts	99,908
NYLIFE Distributors (See Note 3)	79,916
Professional fees	73,568
Dividends on investments sold short	40,061
Shareholder communication	14,656
Trustees	1,007
Transfer agent (See Note 3)	813
Accrued expenses	243,636
Interest expense and fees payable	26
Unrealized depreciation on OTC swap contracts	1,743,700
Unrealized depreciation on foreign currency forward contracts	1,206,974

Total liabilities	133,711,813

Net assets	$571,810,254

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$64,817
Additional paid-in capital	640,029,659

640,094,476
Undistributed net investment income	1,127,622
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(73,894,530)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	10,156,057
Net unrealized appreciation (depreciation) on investments sold short	(4,520,579)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,152,792)

Net assets	$571,810,254

Initial Class
Net assets applicable to outstanding shares	$180,942,178

Shares of beneficial interest outstanding	20,409,445

Net asset value per share outstanding	$8.87

Service Class
Net assets applicable to outstanding shares	$390,868,076

Shares of beneficial interest outstanding	44,407,971

Net asset value per share outstanding	$8.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Consolidated Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,829,343
Dividends (a)	2,090,867

Total income	4,920,210

Expenses
Manager (See Note 3)	4,000,967
Broker fees and charges on short sales	2,372,491
Dividends and interest on investments sold short	636,409
Distribution/Service—Service Class (See Note 3)	468,054
Custodian	317,463
Professional fees	100,889
Shareholder communication	56,754
Interest expense	11,198
Trustees	7,098
Transfer agent (See Note 3)	2,480
Miscellaneous	16,911

Total expenses before waiver/reimbursement	7,990,714
Expense waiver/reimbursement from Manager (See Note 3)	(428,283)

Net expenses	7,562,431

Net investment income (loss)	(2,642,221)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,060,941
Investments sold short	(39,848)
Futures transactions	(145,255)
Written option transactions	127,028
Swap transactions	(7,459,243)
Foreign currency transactions	(2,788,372)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(5,244,749)

Net change in unrealized appreciation (depreciation) on:
Investments	(319,211)
Investments sold short	(1,819,382)
Futures contracts	251,834
Swap contracts	(379,299)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,355,018)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(3,621,076)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(8,865,825)

Net increase (decrease) in net assets resulting from operations	$(11,508,046)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $101,901

38	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Statement of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,642,221)	$(6,277,823)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(5,244,749)	21,454,701
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(3,621,076)	(9,814,921)

Net increase (decrease) in net assets resulting from operations	(11,508,046)	5,361,957

Capital share transactions:
Net proceeds from sale of shares	52,261,475	276,773,421
Cost of shares redeemed	(36,665,580)	(47,839,006)

Increase (decrease) in net assets derived from capital share transactions	15,595,895	228,934,415

Net increase (decrease) in net assets	4,087,849	234,296,372

Net Assets
Beginning of period	567,722,405	333,426,033

End of period	$571,810,254	$567,722,405

Net investment income (loss)	$1,127,622	$3,769,843

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Consolidated Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31, .				May 1, 2013 ** through December 31,
Initial Class	2017*		2016		2015	2014	2013
Net asset value at beginning of period	$9.04		$9.03		$9.82	$11.15	$10.00

Net investment income (loss) (a)	(0.03)		(0.10)		(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.07)		0.03		(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		0.08		(0.01)	(0.00)‡	—

Total from investment operations	(0.17)		0.01		(0.79)	(1.33)	1.15

Net asset value at end of period	$8.87		$9.04		$9.03	$9.82	$11.15

Total investment return (b)	(1.88	%)(c)	0.11	% (c)	(8.04%)	(11.93%)	11.50	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.76	%)††	(1.11%)		(0.59%)	(0.78%)	(1.35	%)††
Net expenses	1.44	% ††	1.46%		1.47%	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.63	% ††	2.63%		2.00%	2.21%	2.64	% ††
Short sale expenses	1.04	% ††	0.95%		0.53%	0.75%	1.10	% ††
Portfolio turnover rate	84%		267%		115%	113%	18%
Net assets at end of period (in 000’s)	$180,942		$201,252		$3,051	$100,126	$88,557

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31, .			May 1, 2013 ** through December 31,
Service Class	2017*		2016	2015	2014	2013
Net asset value at beginning of period	$8.99		$9.00	$9.79	$11.14	$10.00

Net investment income (loss) (a)	(0.04)		(0.12)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.08)		0.03	(0.67)	(1.24)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		0.08	(0.01)	(0.00)‡	—

Total from investment operations	(0.19)		(0.01)	(0.79)	(1.35)	1.14

Net asset value at end of period	$8.80		$8.99	$9.00	$9.79	$11.14

Total investment return (b)(c)	(2.11%)		(0.11%)	(8.07%)	(12.12%)	11.40%
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.02	%)††	(1.36%)	(1.15%)	(1.04%)	(1.55	%)††
Net expenses (excluding short sales expenses)	1.68	% ††	1.71%	1.72%	1.71%	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.88	% ††	2.80%	2.51%	2.48%	2.79	% ††
Short sale expenses	1.05	% ††	0.90%	0.79%	0.77%	1.00	% ††
Portfolio turnover rate	84%		267%	115%	113%	18%
Net assets at end of period (in 000’s)	$390,868		$366,470	$330,375	$344,385	$253,022

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Consolidated Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These consolidated financial statements and notes to consolidated financial statements relate to the MainStay VP Absolute Return Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also sold to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

41

Notes to Consolidated Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Consolidated Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

42	MainStay VP Absolute Return Multi-Strategy Portfolio

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of June 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s consolidated financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(U)) is treated as a controlled foreign corporation (“CFC”) of the Portfolio under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Portfolio is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Portfolio in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Portfolio’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the

43

Notes to Consolidated Financial Statements (Unaudited) (continued)

Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Portfolio has obtained an opinion of counsel that gross income derived by the Portfolio from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Portfolio from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Portfolio could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Portfolio may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Portfolio may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Portfolio’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Portfolio uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Portfolio estimates the allocation of investment income and return of capital associated with distributions received from MLPs and records this information on the Consolidated Statement of Operations.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

44	MainStay VP Absolute Return Multi-Strategy Portfolio

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Consolidated Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Consolidated Statement of Operations or in the expense ratios included in the Consolidated Financial Highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Consolidated Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases

45

Notes to Consolidated Financial Statements (Unaudited) (continued)

or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2017, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Consolidated Statement of

46	MainStay VP Absolute Return Multi-Strategy Portfolio

Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2017, the Portfolio did not hold any warrants.

(N)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s

47

Notes to Consolidated Financial Statements (Unaudited) (continued)

exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

During the six-month period ended June 30, 2017, the Portfolio had the following transactions in written Inflation-Capped Options, Foreign Currency Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2016	—	$—
Options written	29,880,000	158,301
Options closed	(29,880,000)	(158,301)
Options outstanding at June 30, 2017	—	$—

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will

48	MainStay VP Absolute Return Multi-Strategy Portfolio

be for the account of the Portfolio.During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(Q)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Portfolio may invest in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt held by the Portfolio to meet their obligations may be affected, among other things, by economic or political developments in a specific country, industry or region.

The Portfolio may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA

Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments. The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio has entered include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio has also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

49

Notes to Consolidated Financial Statements (Unaudited) (continued)

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$—	$31,181	$31,181
Futures Contracts	Net Assets-Net unrealized appreciation on investments and futures contracts (a)	—	—	—	21,460	21,460
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	726,910	14,154	—	741,064
Centrally Cleared Swap Contracts	Net Assets-Net unrealized appreciation on investments and swap contracts (b)	—	—	716,216	107,364	823,580

Total Fair Value		$—	$726,910	$730,370	$160,005	$1,617,285

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$—	$(1,660,645)	$(83,055)	$—	$(1,743,700)
Centrally Cleared Swap Contracts	Net Assets-Net unrealized depreciation on investments and swap contracts (b)	—	—	(415,703)	(265,435)	(681,138)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,206,974)	—	—	—	(1,206,974)

Total Fair Value		$(1,206,974)	$(1,660,645)	$(498,758)	$(265,435)	$(3,631,812)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$—	$(163,353)	$(163,353)
Written Options	Net realized gain (loss) on written option transactions	—	—	—	127,028	127,028
Futures Contracts	Net realized gain (loss) on futures transactions	—	79	—	(145,334)	(145,255)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(6,869,721)	143,824	(733,346)	(7,459,243)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(80,197)	—	—	—	(80,197)

Total Realized Gain (Loss)		$(80,197)	$(6,869,642)	$143,824	$(915,005)	$(7,721,020)

50	MainStay VP Absolute Return Multi-Strategy Portfolio

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$37,746	$37,746
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	251,834	251,834
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(279,686)	(237,057)	137,444	(379,299)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,454,932)	—	—	—	(1,454,932)

Total Change in Unrealized Appreciation (Depreciation)		$(1,454,932)	$(279,686)	$(237,057)	$427,024	$(1,544,651)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$—	$—	$12,532,000	$12,532,000
Written Options	$—	$—	$—	$(8,400,000)	$(8,400,000)
Written Swaptions (b)	$—	$—	$—	$(3,000,000)	$(3,000,000)
Futures Contracts Short	$—	$—	$—	$(8,664,733)	$(8,664,733)
Swap Contracts Long	$—	$357,753,617	$143,041,421	$41,827,500	$542,622,538
Swap Contracts Short	$—	$(4,103,144)	$—	$—	$(4,103,144)
Forward Contracts Long (a)	$2,260,319	$—	$—	$—	$2,260,319
Forward Contracts Short	$(81,966,132)	$—	$—	$—	$(81,966,132)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open two months during the reporting period.

(U)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay VP Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Portfolio. The Portfolio and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Portfolio’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity related instruments and other investments. Except where the context otherwise requires, the term “Portfolio” refers to the Portfolio together with the Cayman Subsidiary. As of June 30, 2017, net assets of the Cayman Subsidiary were $63,947,155 representing 11.2% of the Portfolio’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Cayman Subsidiary are not necessarily identical. The Portfolio currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Portfolio is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Portfolio will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Portfolio, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Portfolio, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(V)  Commodity Futures Trading Commission Regulation.  The Portfolio and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Portfolio and the Cayman Subsidiary. Accordingly, the Portfolio and the Manager will

51

Notes to Consolidated Financial Statements (Unaudited) (continued)

comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Portfolio operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Portfolio and the Cayman Subsidiary, the Portfolio and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, the Cayman Subsidiary, their investment strategies, or the Portfolio’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam France, a registered investment adviser serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France and, is responsible for the day-to-day portfolio management of a portion of the Portfolio and the Cayman Subsidiary. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an amended and restated Subadvisory Agreement between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of a portion of the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing and, is responsible for the day-to-day portfolio management of a portion of the Portfolio. MacKay Shields LLC (‘‘MacKay Shields’’ or “Subadvisor,” and together with Candriam France, Cornerstone Holdings and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a

Subadvisory Agreement between New York Life Investments and MacKay Shields and, is responsible for the day-to-day portfolio management of a portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Portfolio pays New York Life Investments for services provided to the Portfolio. New York Life Investments is contractually obligated to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, short sale expense, and acquired (underlying) fund fees and expenses) do not exceed 1.46% and 1.71% for the Initial Class shares and Service Class shares, respectively. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,000,967 and waived its fees and/or reimbursed expenses in the amount of $428,283.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

52	MainStay VP Absolute Return Multi-Strategy Portfolio

Note 4–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 5–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of U.S. government securities were $0 and $10,542, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $226,017 and $237,141, respectively.

Note 8–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	278,228	$2,412,726
Shares redeemed	(2,129,114)	(18,986,482)

Net increase (decrease)	(1,850,886)	$(16,573,756)

Year ended December 31, 2016:
Shares sold	22,463,715	$198,067,021
Shares redeemed	(541,322)	(4,829,306)

Net increase (decrease)	21,922,393	$193,237,715

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	5,612,783	$49,848,749
Shares redeemed	(1,981,009)	(17,679,098)

Net increase (decrease)	3,631,774	$32,169,651

Year ended December 31, 2016:
Shares sold	8,975,441	$78,706,400
Shares redeemed	(4,895,026)	(43,009,700)

Net increase (decrease)	4,080,415	$35,696,700

Note 9–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s consolidated financial statements and related disclosures.

Note 10–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the consolidated financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

53

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

54	MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743162	MSVPARM10-08/17 (NYLIAC) NI506

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2015	–9.64%	8.76%	–5.27%	1.38%
Service Class Shares	5/1/2015	–9.75	8.49	–5.49	1.63

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
S&P 500® Index[2]	9.34%	17.90%	9.52%
Average Lipper Variable Products Alternative Other Portfolio[3]	4.45	7.61	2.32

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$903.60	$6.18	$1,018.30	$6.56	1.31%

Service Class Shares	$1,000.00	$902.50	$7.36	$1,017.10	$7.80	1.56%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Oil, Gas & Consumable Fuels	49.9%
Energy Equipment & Services	10.7
Road & Rail	10.1
Construction & Engineering	9.2
Trading Companies & Distributors	7.1
Machinery	4.7
Air Freight & Logistics	2.8

Metals & Mining	2.0%
Electrical Equipment	1.3
Chemicals	0.9
Short-Term Investment	1.1
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	CSX Corp.

2.	Cheniere Energy, Inc.

3.	United Rentals, Inc.

4.	Dover Corp.

5.	Jacobs Engineering Group, Inc.
6.	Marathon Petroleum Corp.

7.	Golar LNG, Ltd.

8.	Energy Transfer Partners, L.P.

9.	Targa Resources Corp.

10.	XPO Logistics, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Cushing Renaissance Advantage Portfolio returned –9.64% for Initial Class shares and –9.75% for Service Class shares. Over the same period, both share classes underperformed the 9.34% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 4.45% return of the Average Lipper2 Variable Products Alternative Other Portfolio.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s performance lagged that of the S&P 500® Index primarily because the Portfolio’s investment program focuses on companies in the energy, industrial and manufacturing sectors. The S&P 500® Index, on the other hand, tracks the performance of stocks in a wide variety of sectors. For example, during the reporting period, the energy sector of the S&P 500® Index returned –12.61%, as compared to the 9.34% return of the Index as a whole.

Which subsectors were the strongest contributors to the Portfolio’s performance and which subsectors were particularly weak?

The subsectors that made the most substantial contributions the Portfolio’s performance were transportation, chemicals, and engineering & construction. (Contributions take weightings and total returns into account.) The most substantial detractors were subsectors with greater exposure to commodities: oil services, exploration & production, and midstream energy.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The Portfolio’s best-performing stock during the reporting period was railroad company CSX, which had strong performance because many investors had a favorable view of the company’s new CEO and his plans to improve profitability. Transportation and supply chain provider XPO Logistics provided strong performance because of improved less-than-truckload hauling fundamentals, contract wins and enthusiasm for the company’s e-commerce platform. Liquefied natural gas (LNG) shipping company GasLog Partners, L.P., rallied during the reporting period because of a stronger-than-seasonal increase in LNG demand.

The most substantial detractors from the Portfolio’s absolute performance were oilfield services companies Fairmount Santrol Holdings, Weatherford PLC and U.S. Silica Holdings. These companies underperformed because of declining prices for energy commodities and negative investor sentiment toward energy companies. Sand producers Fairmount Santrol Holdings and U.S. Silica Holdings also underperformed, as lower-cost competitors increased production.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest individual purchase during the reporting period was an increase in the Portfolio’s existing position in railroad company CSX to take advantage of a sell-off in shares, despite improving volumes and other positive indicators in relation to the company’s competitors. Another large purchase was a new position in natural gas gatherers & processors company Targa Resources. We made the purchase because we believed that the company would likely benefit from increased U.S. energy commodity production.

The Portfolio’s most substantial sales during the reporting period included closing Portfolio positions in frac sand mining companies U.S. Silica Holdings and Fairmount Santrol Holdings. The positions were eliminated because of concerns about increased competition from new mines in Texas.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s most substantial subsector weighting increase during the reporting period was in engineering & construction, through the addition of new positions in multinational engineering company AECOM, construction company Granite Construction, and engineering & construction services provider for energy infrastructure businesses Quanta Services. We believed that each of these positions might benefit from increased infrastructure and power spending. The Portfolio also added to its weighting in industrials as we sought to take advantage of these anticipated spending increases.

The Portfolio’s most substantial decreases in subsector weightings during the reporting period were in chemicals and materials, reflecting strong performance driven by the decrease in energy commodity prices.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the majority of the Portfolio was positioned to benefit from increasing U.S. production volumes

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Cushing Renaissance Advantage Portfolio

without exposure to underlying energy commodity prices. A portion of the Portfolio continued to have direct commodity exposure, but the level of exposure was lower than it had been at the beginning of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 86.4%†
Air Freight & Logistics 2.8%
♦XPO Logistics, Inc. (a)	71,628	$4,629,318

Chemicals 0.9%
Westlake Chemical Corp.	23,807	1,576,262

Construction & Engineering 9.2%
AECOM (a)	102,308	3,307,618
Granite Construction, Inc.	70,250	3,388,860
♦Jacobs Engineering Group, Inc.	108,975	5,927,150
Quanta Services, Inc. (a)	84,485	2,781,246

		15,404,874

Electrical Equipment 1.3%
Eaton Corp. PLC	28,634	2,228,584

Energy Equipment & Services 9.4%
C&J Energy Services, Inc. (a)	105,721	3,623,059
Halliburton Co.	85,356	3,645,555
Independence Contract Drilling, Inc. (a)	37,470	145,758
Keane Group, Inc. (a)	139,769	2,236,304
NCS Multistage Holdings, Inc. (a)	27,134	683,234
ProPetro Holding Corp. (a)	134,759	1,881,236
Select Energy Services, Inc. Class A (a)	192,506	2,338,948
U.S. Silica Holdings, Inc.	231	8,198
Weatherford International PLC (a)	322,315	1,247,359

		15,809,651

Machinery 4.7%
♦Dover Corp.	76,232	6,115,331
Flowserve Corp.	35,975	1,670,319

		7,785,650

Metals & Mining 2.0%
AK Steel Holding Corp. (a)	323,264	2,123,844
United States Steel Corp.	55,885	1,237,294

		3,361,138

Oil, Gas & Consumable Fuels 38.9%
Anadarko Petroleum Corp.	35,985	1,631,560
Callon Petroleum Co. (a)	296,482	3,145,674
Centennial Resource Development, Inc. Class A (a)	240,001	3,796,816
♦Cheniere Energy, Inc. (a)	131,177	6,389,632
Cimarex Energy Co.	18,126	1,704,025
Concho Resources, Inc. (a)	19,503	2,370,200
Devon Energy Corp.	75,973	2,428,857
Diamondback Energy, Inc. (a)	27,848	2,473,181
Energen Corp. (a)	50,892	2,512,538
Extraction Oil & Gas, Inc. (a)	126,263	1,698,237

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
GasLog, Ltd.	141,029	$2,150,692
♦Golar LNG, Ltd.	243,617	5,420,478
♦Marathon Petroleum Corp.	112,416	5,882,729
Newfield Exploration Co. (a)	114,357	3,254,600
Parsley Energy, Inc. Class A (a)	128,489	3,565,570
Phillips 66	10,911	902,231
Pioneer Natural Resources Co.	27,166	4,335,150
RSP Permian, Inc. (a)	139,511	4,502,020
SemGroup Corp. Class A	63,351	1,710,477
♦Targa Resources Corp.	116,919	5,284,739

		65,159,406

Road & Rail 10.1%
Covenant Transportation Group, Inc. Class A (a)	193,132	3,385,604
♦CSX Corp.	137,495	7,501,727
Genesee & Wyoming, Inc. Class A (a)	27,498	1,880,588
Swift Transportation Co. (a)	155,198	4,112,747

		16,880,666

Trading Companies & Distributors 7.1%
MRC Global, Inc. (a)	243,621	4,024,619
♦United Rentals, Inc. (a)	55,196	6,221,141
Univar, Inc. (a)	57,199	1,670,211

		11,915,971

Total Common Stocks (Cost $150,898,481)		144,751,520

MLPs and Related Companies 12.3%
Energy Equipment & Services 1.3%
Hi-Crush Partners, L.P. (a)	208,378	2,260,901

Oil, Gas & Consumable Fuels 11.0%
American Midstream Partners, L.P.	127,775	1,641,909
Energy Transfer Equity, L.P.	144,139	2,588,737
♦Energy Transfer Partners, L.P.	265,221	5,407,856
GasLog Partners, L.P.	149,631	3,389,142
MPLX, L.P.	50,876	1,699,258
NGL Energy Partners, L.P.	263,668	3,691,352

		18,418,254

Total MLPs and Related Companies (Cost $24,421,545)		20,679,155

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $1,841,234 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 8/31/21, with a Principal Amount of $1,920,000 and a Market Value of $1,879,071)	$1,841,216	$1,841,216

Total Short-Term Investment (Cost $1,841,216)		1,841,216

Total Investments (Cost $177,161,242) (b)	99.8%	167,271,891
Other Assets, Less Liabilities	0.2	357,296
Net Assets	100.0%	$167,629,187
(a)	Non-income producing security.

(b)	As of June 30, 2017, cost was $178,575,819 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$6,123,634
Gross unrealized depreciation	(17,427,562)

Net unrealized depreciation	$(11,303,928)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$144,751,520	$—	$—	$144,751,520
MLPs and Related Companies	20,679,155	—	—	20,679,155
Short-Term Investment
Repurchase Agreement	—	1,841,216	—	1,841,216

Total Investments in Securities	$165,430,675	$1,841,216	$—	$167,271,891

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $177,161,242)	$167,271,891
Receivables:
Investment securities sold	4,036,978
Fund shares sold	56,545
Dividends and interest	25,870
Other assets	628

Total assets	171,391,912

Liabilities
Payables:
Investment securities purchased	3,549,372
Manager (See Note 3)	171,334
Professional fees	23,839
NYLIFE Distributors (See Note 3)	6,076
Shareholder communication	5,540
Custodian	3,744
Fund shares redeemed	289
Trustees	160
Accrued expenses	2,371

Total liabilities	3,762,725

Net assets	$167,629,187

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,040
Additional paid-in capital	198,566,649

198,585,689
Undistributed net investment income	426,598
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,493,749)
Net unrealized appreciation (depreciation) on investments	(9,889,351)

Net assets	$167,629,187

Initial Class
Net assets applicable to outstanding shares	$138,241,372

Shares of beneficial interest outstanding	15,692,140

Net asset value per share outstanding	$8.81

Service Class
Net assets applicable to outstanding shares	$29,387,815

Shares of beneficial interest outstanding	3,347,985

Net asset value per share outstanding	$8.78

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,481,245
Interest	3,453

Total income	1,484,698

Expenses
Manager (See Note 3)	972,932
Distribution/Service—Service Class (See Note 3)	38,518
Professional fees	27,685
Shareholder communication	10,219
Custodian	2,770
Trustees	1,419
Miscellaneous	4,557

Total expenses	1,058,100

Net investment income (loss)	426,598

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,680,900)
Foreign currency transactions	56

Net realized gain (loss) on investments and foreign currency transactions	(4,680,844)

Net change in unrealized appreciation (depreciation) on:
Investments	(15,117,534)
Translation of other assets and liabilities in foreign currencies	(17)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,117,551)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(19,798,395)

Net increase (decrease) in net assets resulting from operations	$(19,371,797)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the year ended December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$426,598	$(22,947)
Net realized gain (loss) on investments and foreign currency transactions	(4,680,844)	2,890,268
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,117,551)	14,651,214

Net increase (decrease) in net assets resulting from operations	(19,371,797)	17,518,535

Dividends to shareholders:
From net investment income:
Initial Class	—	(120,480)
Service Class	—	(35,763)

Total dividends to shareholders	—	(156,243)

Capital share transactions:
Net proceeds from sale of shares	117,320,718	64,571,295
Net asset value of shares issued to shareholders in reinvestment of dividends	—	156,243
Cost of shares redeemed	(28,069,157)	(48,631,038)

Increase (decrease) in net assets derived from capital share transactions	89,251,561	16,096,500

Net increase (decrease) in net assets	69,879,764	33,458,792

Net Assets
Beginning of Period	97,749,423	64,290,631

End of Period	$167,629,187	$97,749,423

Undistributed net investment income at end of period	$426,598	$—

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	Six months ended June 30, 2017*		Year ended December 31, 2016	May 1, 2015** through December 31, 2015
Net asset value at beginning of period	$9.75		$7.59	$10.00

Net investment income (loss) (a)	0.03		0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	(0.97)		2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	—	‡	0.00 ‡	(0.00	)‡

Total from investment operations	(0.94)		2.18	(2.36)

Less dividends and distributions:
From net investment income	—		(0.02)	(0.05)

Net asset value at end of period	$8.81		$9.75	$7.59

Total investment return (b)	(9.64%)		28.77%	(23.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60	% ††	0.06%	0.60	% ††
Net expenses	1.31	% ††	1.38%	1.35	% ††
Portfolio turnover rate	59%		356%	122	% (c)
Net assets at end of period (in 000’s)	$138,241		$71,036	$58,364

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

Service Class	Six months ended June 30, 2017*		Year ended December 31, 2016	May 1, 2015** through December 31, 2015
Net asset value at beginning of period	$9.73		$7.59	$10.00

Net investment income (loss) (a)	0.02		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(0.97)		2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	—	‡	0.00 ‡	(0.00	)‡

Total from investment operations	(0.95)		2.16	(2.37)

Less dividends and distributions:
From net investment income	—		(0.02)	(0.04)

Net asset value at end of period	$8.78		$9.73	$7.59

Total investment return (b)	(9.76	%)(c)	28.48%	(23.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	% ††	(0.37%)	0.37	% ††
Net expenses	1.56	% ††	1.64%	1.60	% ††
Portfolio turnover rate	59%		356%	122	% (d)
Net assets at end of period (in 000’s)	$29,388		$26,714	$5,927

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Cushing Renaissance Advantage Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fiar valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

17

Notes to Financial Statements (Unaudited) (continued)

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by

18	MainStay VP Cushing Renaissance Advantage Portfolio

the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Energy Companies Risk.  The Portfolio, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. The Portfolio’s concentration in the energy sector may subject it to a variety of risks associated with that sector.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that

19

Notes to Financial Statements (Unaudited) (continued)

may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Investments in an amount equal to a portion of the compensation of the Chief Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor. Compliance Officer attributable to the Portfolio.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets of 1.25%.

During the six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $972,932.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

20	MainStay VP Cushing Renaissance Advantage Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $181,770 and $87,302, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2017, and the year ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	9,125,673	$89,618,412
Shares redeemed	(719,185)	(6,449,847)

Net increase (decrease)	8,406,488	$83,168,565

Year ended December 31, 2016:
Shares sold	3,472,635	$30,175,908
Shares issued to shareholders in reinvestment of dividends and distributions	13,415	120,480
Shares redeemed	(3,890,473)	(30,463,403)

Net increase (decrease)	(404,423)	$(167,015)

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	2,963,321	$27,702,306
Shares redeemed	(2,361,767)	(21,619,310)

Net increase (decrease)	601,554	$6,082,996

Year ended December 31, 2016:
Shares sold	4,134,804	$34,395,387
Shares issued to shareholders in reinvestment of dividends and distributions	3,989	35,763
Shares redeemed	(2,173,531)	(18,167,635)

Net increase (decrease)	1,965,262	$16,263,515

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1743158	MSVPCRA10-08/17 (NYLIAC) NI514

MainStay VP Small Cap Core Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/2/2016	3.19%	22.54%	19.45%	1.03%
Service Class Shares	5/2/2016	3.06	22.23	19.16	1.28

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
Russell 2000® Index[3]	4.99%	24.60%	22.20%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	3.57	22.33	21.29

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,031.90	$4.58	$1,020.30	$4.56	0.91%

Service Class Shares	$1,000.00	$1,030.60	$5.84	$1,019.00	$5.81	1.16%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Small Cap Core Portfolio

Industry Composition as of June 30, 2017 (Unaudited)

Banks	9.6%
Biotechnology	6.0
Equity Real Estate Investment Trusts (REITs)	6.0
Machinery	4.2
Electronic Equipment, Instruments & Components	4.0
Hotels, Restaurants & Leisure	4.0
Chemicals	3.7
Health Care Equipment & Supplies	3.7
Thrifts & Mortgage Finance	3.7
Pharmaceuticals	3.3
Semiconductors & Semiconductor Equipment	3.2
Household Durables	3.1
Commercial Services & Supplies	3.0
Internet Software & Services	2.9
Software	2.9
Oil, Gas & Consumable Fuels	2.7
Food Products	2.2
Professional Services	2.1
Consumer Finance	2.0
Trading Companies & Distributors	2.0
Health Care Providers & Services	1.9
Specialty Retail	1.8
Diversified Consumer Services	1.7
Electrical Equipment	1.7
Internet & Direct Marketing Retail	1.5
Media	1.5
Energy Equipment & Services	1.4
Aerospace & Defense	1.2

Diversified Telecommunication Services	1.1%
Health Care Technology	1.1
Real Estate Management & Development	1.0
Communications Equipment	0.9
IT Services	0.9
Household Products	0.8
Insurance	0.8
Life Sciences Tools & Services	0.8
Exchange Traded Funds	0.7
Independent Power & Renewable Electricity Producers	0.7
Tobacco	0.7
Water Utilities	0.7
Beverages	0.6
Leisure Products	0.5
Capital Markets	0.4
Auto Components	0.3
Electric Utilities	0.3
Building Products	0.2
Construction & Engineering	0.2
Diversified Financial Services	0.1
Marine	0.1
Paper & Forest Products	0.1
Air Freight & Logistics	0.0	‡
Multiline Retail	0.0	‡
Personal Products	0.0	‡
Technology Hardware, Storage & Peripherals	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	Tech Data Corp.

2.	Rush Enterprises, Inc.

3.	Catalent, Inc.

4.	Sunstone Hotel Investors, Inc.

5.	Masimo Corp.
6.	Office Depot, Inc.

7.	Brink’s Co.

8.	McDermott International, Inc.

9.	Essent Group, Ltd.

10.	PS Business Parks, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Small Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2017?

For the six months ended June 30, 2017, MainStay VP Small Cap Core Portfolio returned 3.19% for Initial Class shares and 3.06% for Service Class shares. Over the same period, both share classes underperformed the 4.99% return of the Russell 2000® Index,1 which is the Portfolio’s benchmark, and the 3.57% return of the Average Lipper2 Variable Products Small-Cap Core Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection detracted from the Portfolio’s performance relative to the Russell 2000® Index. Allocation effects—being overweight or underweight specific sectors as a result of the Portfolio’s bottom-up stock selection process—had a modestly negative impact on relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Materials, telecommunication services and real estate were the Portfolio’s strongest-contributing sectors relative to the Russell 2000® Index during the reporting period. (Contributions take weightings and total returns into account.) The contributions in these sectors were driven by favorable stock selection. Overweight positions in the outperforming materials and telecommunication services sectors—and an underweight position in the underperforming real estate sector—also contributed modestly to the Portfolio’s relative performance.

The weakest sector contributions to the Portfolio’s relative performance came from consumer discretionary, information technology and utilities. Unfavorable stock selection detracted in each of these sectors. Underweight positions in the outperforming information technology and utilities sectors—and an overweight position in the underperforming consumer discretionary sector—also detracted modestly from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Portfolio’s absolute performance was industrial chemicals and refrigerants maker Chemours. The company posted strong results on increasing product demand and solid pricing trends. Another strong absolute performer for the Portfolio was regional landline and mobile telecommunication services provider General Communications. The company’s shares rose after an announced takeover in April 2017 by Liberty Interactive. OraSure Technologies, a maker of diagnostic products for the health care segment, was also a strong absolute performer for the Portfolio. The stock moved higher after the company reported strong financial results driven by improved international sales.

On an absolute basis, the Portfolio’s weakest stock performers were coal miner Westmoreland Coal, which fell alongside energy prices and slowing demand; home furnishing retailer Pier 1 Imports, which declined as its weak digital presence weighed on the shares when compared to successful e-commerce companies like Amazon.com; and regional banking services provider Opus Bank, which declined because of deteriorating performance within its loan book.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new and overweight positions relative to the Russell 2000® Index in hotel owner and operator Sunstone Hotel Investors and homebuilder Taylor Morrison Home. Both companies exhibited improving cash flow–based valuation, strong industry momentum and attractive sentiment. In our view, Taylor Morrison Home also looked attractive from a valuation perspective, while the company exhibited strong earnings trends.

The Portfolio exited positions in banking and financial services company Umpqua Holdings and owner and operator of assisted and senior living facilities National Health Investors. The Portfolio sold its position in Umpqua Holdings because of deteriorating earnings trends and what we considered to be a less-than-attractive valuation. The Portfolio sold its position in National Health Investors mainly because of poor price and earnings trends and what we viewed as a less-than-compelling valuation.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the Russell 2000® Index in the consumer discretionary and real estate sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the Index in industrials and materials.

1.	See footnote on page 5 for more information on the Russell 2000® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Small Cap Core Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2017, the Portfolio held modestly overweight positions relative to the Russell 2000® Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in information technology and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 99.3%†
Aerospace & Defense 1.2%
Ducommun, Inc. (a)	37,500	$1,184,250
Sparton Corp. (a)	43,800	963,162
Vectrus, Inc. (a)	59,500	1,923,040

		4,070,452

Air Freight & Logistics 0.0%‡
Radiant Logistics, Inc. (a)	9,300	50,034

Auto Components 0.3%
Cooper-Standard Holdings, Inc. (a)	4,700	474,089
Shiloh Industries, Inc. (a)	3,300	38,742
Stoneridge, Inc. (a)	43,400	668,794

		1,181,625

Banks 9.6%
ACNB Corp.	400	12,200
Ames National Corp.	200	6,120
Arrow Financial Corp.	800	25,320
Atlantic Capital Bancshares, Inc. (a)	2,000	38,000
Banc of California, Inc.	55,500	1,193,250
Bancorp, Inc. (a)	157,400	1,193,092
Bank of Marin Bancorp	2,400	147,720
Bankwell Financial Group, Inc.	3,800	118,674
Berkshire Hills Bancorp, Inc.	54,400	1,912,160
Blue Hills Bancorp, Inc.	7,200	128,880
Bridge Bancorp, Inc.	11,990	399,267
Central Valley Community Bancorp	21,700	480,872
Century Bancorp, Inc. Class A	2,800	178,080
Chemung Financial Corp.	100	4,088
Civista Bancshares, Inc.	1,700	35,496
CNB Financial Corp.	13,800	330,786
Codorus Valley Bancorp, Inc.	1,600	45,440
County Bancorp, Inc.	1,000	24,000
Customers Bancorp, Inc. (a)	77,500	2,191,700
Farmers National Banc Corp.	39,200	568,400
FB Financial Corp. (a)	200	7,238
Financial Institutions, Inc.	26,700	795,660
First BanCorp (a)	389,500	2,255,205
First Business Financial Services, Inc.	10,900	251,572
First Citizens BancShares, Inc. Class A	4,500	1,677,150
First Connecticut Bancorp, Inc.	1,600	41,040
First Financial Northwest, Inc.	15,800	254,854
First Foundation, Inc. (a)	46,200	759,066
First Internet Bancorp	15,900	445,995
First Mid-Illinois Bancshares, Inc.	6,000	205,440
First Northwest Bancorp (a)	14,300	225,511
First of Long Island Corp.	25,100	717,860
Flushing Financial Corp.	23,400	659,646

	Shares	Value
Banks (continued)
Franklin Financial Network, Inc. (a)	43,300	$1,786,125
Guaranty Bancorp	9,000	244,800
Hanmi Financial Corp.	37,400	1,064,030
Heritage Commerce Corp.	6,300	86,814
Horizon Bancorp	35,250	928,837
LCNB Corp.	2,900	58,000
MainSource Financial Group, Inc.	2,900	97,179
Mercantile Bank Corp.	24,100	758,668
MidWestOne Financial Group, Inc.	10,200	345,678
Northeast Bancorp	1,400	28,490
Northrim BanCorp, Inc.	11,600	352,640
OFG Bancorp	158,600	1,586,000
Old Line Bancshares, Inc.	5,200	146,536
Opus Bank	24,600	595,320
Orrstown Financial Services, Inc.	1,100	25,135
Peapack Gladstone Financial Corp.	28,700	898,023
People’s Utah Bancorp	3,900	104,520
Preferred Bank	500	26,735
QCR Holdings, Inc.	10,400	492,960
Republic Bancorp, Inc. Class A	13,100	467,670
Shore Bancshares, Inc.	10,700	176,015
Sierra Bancorp	3,800	93,290
Southside Bancshares, Inc.	6,150	214,881
Sunshine Bancorp, Inc. (a)	900	19,179
Triumph Bancorp, Inc. (a)	12,300	301,965
Valley National Bancorp	179,300	2,117,533
WesBanco, Inc.	49,500	1,957,230
West Bancorp., Inc.	11,950	282,618

		32,586,653

Beverages 0.6%
Coca-Cola Bottling Co. Consolidated	9,400	2,151,378

Biotechnology 6.0%
Acceleron Pharma, Inc. (a)	15,802	480,223
Achillion Pharmaceuticals, Inc. (a)	46,776	214,702
Acorda Therapeutics, Inc. (a)	33,599	661,900
Alder Biopharmaceuticals, Inc. (a)	16,007	183,280
AMAG Pharmaceuticals, Inc. (a)	12,955	238,372
Amicus Therapeutics, Inc. (a)	41,240	415,287
Arena Pharmaceuticals, Inc. (a)	14,183	239,267
Array BioPharma, Inc. (a)	46,835	392,009
Bluebird Bio, Inc. (a)	9,417	989,256
Celldex Therapeutics, Inc. (a)	55,498	137,080
Clovis Oncology, Inc. (a)	8,948	837,801
Coherus Biosciences, Inc. (a)	12,253	175,830
Eagle Pharmaceuticals, Inc. (a)	3,184	251,186
Emergent BioSolutions, Inc. (a)	9,692	328,656
Exact Sciences Corp. (a)	23,686	837,774

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Exelixis, Inc. (a)	50,366	$1,240,514
FibroGen, Inc. (a)	15,019	485,114
Five Prime Therapeutics, Inc. (a)	9,035	272,044
Genomic Health, Inc. (a)	6,995	227,687
Halozyme Therapeutics, Inc. (a)	30,400	389,728
Insmed, Inc. (a)	18,990	325,868
Ironwood Pharmaceuticals, Inc. (a)	31,452	593,814
Kite Pharma, Inc. (a)	10,019	1,038,670
Ligand Pharmaceuticals, Inc. (a)	4,727	573,858
MacroGenics, Inc. (a)	12,188	213,412
Merrimack Pharmaceuticals, Inc.	81,697	101,304
MiMedx Group, Inc. (a)	27,814	416,376
Momenta Pharmaceuticals, Inc. (a)	19,969	337,476
Myriad Genetics, Inc. (a)	18,410	475,714
PDL BioPharma, Inc. (a)	76,308	188,481
Portola Pharmaceuticals, Inc. (a)	12,142	682,016
Prothena Corp. PLC (a)	9,307	503,695
Puma Biotechnology, Inc. (a)	6,874	600,788
Radius Health, Inc. (a)	9,233	417,609
Repligen Corp. (a)	4,776	197,917
Sage Therapeutics, Inc. (a)	7,520	598,893
Sarepta Therapeutics, Inc. (a)	13,351	450,062
Spark Therapeutics, Inc. (a)	5,816	347,448
Spectrum Pharmaceuticals, Inc. (a)	97,015	722,762
Synergy Pharmaceuticals, Inc. (a)	69,838	310,779
TESARO, Inc. (a)	6,342	886,992
Ultragenyx Pharmaceutical, Inc. (a)	9,544	592,778
Versartis, Inc. (a)	12,962	226,187
Xencor, Inc. (a)	12,231	258,196
ZIOPHARM Oncology, Inc. (a)	41,956	260,966

		20,319,771

Building Products 0.2%
Armstrong Flooring, Inc. (a)	15,900	285,723
Builders FirstSource, Inc. (a)	32,600	499,432

		785,155

Capital Markets 0.4%
Evercore Partners, Inc. Class A	17,500	1,233,750
GAIN Capital Holdings, Inc.	35,400	220,542
Investment Technology Group, Inc.	700	14,868

		1,469,160

Chemicals 3.7%
AdvanSix, Inc. (a)	8,400	262,416
Chemours Co.	54,925	2,082,756
Core Molding Technologies, Inc. (a)	2,700	58,347
Innophos Holdings, Inc.	7,000	306,880
KMG Chemicals, Inc.	30,000	1,460,100
Koppers Holdings, Inc. (a)	41,000	1,482,150
Rayonier Advanced Materials, Inc.	138,200	2,172,504

	Shares	Value
Chemicals (continued)
Stepan Co.	26,600	$2,317,924
Trinseo S.A.	35,200	2,418,240

		12,561,317

Commercial Services & Supplies 3.0%
ARC Document Solutions, Inc. (a)	5,100	21,216
♦Brink’s Co.	38,336	2,568,512
Casella Waste Systems, Inc. Class A (a)	32,200	528,402
CECO Environmental Corp.	89,200	818,856
Ennis, Inc.	26,300	502,330
Essendant, Inc.	39,500	585,785
Heritage-Crystal Clean, Inc. (a)	20,400	324,360
Herman Miller, Inc.	900	27,360
Quad/Graphics, Inc.	95,300	2,184,276
SP Plus Corp. (a)	15,100	461,305
Steelcase, Inc. Class A	51,500	721,000
Viad Corp.	33,292	1,573,047

		10,316,449

Communications Equipment 0.9%
Ciena Corp. (a)	10,800	270,216
Comtech Telecommunications Corp.	14,700	278,859
Extreme Networks, Inc. (a)	219,800	2,026,556
InterDigital, Inc.	5,900	456,070
KVH Industries, Inc. (a)	8,800	83,600

		3,115,301

Construction & Engineering 0.2%
Argan, Inc.	7,800	468,000
HC2 Holdings, Inc. (a)	13,500	79,380
Orion Group Holdings, Inc. (a)	13,600	101,592
Sterling Construction Co., Inc. (a)	11,300	147,691

		796,663

Consumer Finance 2.0%
Elevate Credit, Inc. (a)	6,400	50,688
Enova International, Inc. (a)	141,700	2,104,245
EZCORP, Inc. Class A (a)	28,200	217,140
Green Dot Corp. Class A (a)	59,500	2,292,535
World Acceptance Corp. (a)	26,900	2,015,079

		6,679,687

Diversified Consumer Services 1.7%
Adtalem Global Education, Inc.	25,500	967,725
American Public Education, Inc. (a)	43,500	1,028,775
Bridgepoint Education, Inc. (a)	17,200	253,872
Cambium Learning Group, Inc. (a)	10,900	55,263
K12, Inc. (a)	118,900	2,130,688
Liberty Tax, Inc.	7,000	90,650
Regis Corp. (a)	135,500	1,391,585

		5,918,558

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Diversified Financial Services 0.1%
Cherry Hill Mortgage Investment Corp.	6,600	$121,902
FNFV Group (a)	6,000	94,800
Marlin Business Services Corp.	3,269	82,215

		298,917

Diversified Telecommunication Services 1.1%
General Communication, Inc. Class A (a)	39,700	1,454,608
Hawaiian Telcom Holdco, Inc. (a)	9,300	232,407
Vonage Holdings Corp. (a)	287,600	1,880,904

		3,567,919

Electric Utilities 0.3%
Genie Energy, Ltd. Class B	12,244	93,299
Portland General Electric Co.	1,600	73,104
Spark Energy, Inc. Class A	39,000	733,200

		899,603

Electrical Equipment 1.7%
Allied Motion Technologies, Inc.	32,400	881,928
Atkore International Group, Inc. (a)	41,800	942,590
General Cable Corp.	136,400	2,230,140
LSI Industries, Inc.	34,100	308,605
Powell Industries, Inc.	28,900	924,511
Preformed Line Products Co.	700	32,494
TPI Composites, Inc. (a)	18,000	332,640

		5,652,908

Electronic Equipment, Instruments & Components 4.0%
Bel Fuse, Inc. Class B	27,900	689,130
Benchmark Electronics, Inc. (a)	8,500	274,550
Daktronics, Inc.	4,900	47,187
ePlus, Inc. (a)	7,000	518,700
Insight Enterprises, Inc. (a)	48,500	1,939,515
Kemet Corp. (a)	60,900	779,520
Kimball Electronics, Inc. (a)	16,300	294,215
PCM, Inc. (a)	3,800	71,250
Sanmina Corp. (a)	64,074	2,441,219
ScanSource, Inc. (a)	43,200	1,740,960
♦Tech Data Corp. (a)	26,300	2,656,300
TTM Technologies, Inc. (a)	127,100	2,206,456

		13,659,002

Energy Equipment & Services 1.4%
Era Group, Inc. (a)	4,500	42,570
Exterran Corp. (a)	73,500	1,962,450
♦McDermott International, Inc. (a)	353,765	2,536,495
PHI, Inc. (a)	6,600	64,416
RigNet, Inc. (a)	15,200	243,960

		4,849,891

Equity Real Estate Investment Trusts (REITs) 6.0%
Apollo Commercial Real Estate Finance, Inc.	85,600	1,587,880
Ashford Hospitality Prime, Inc.	25,800	265,482

	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Ashford Hospitality Trust, Inc.	206,600	$1,256,128
Chesapeake Lodging Trust	11,800	288,746
Cousins Properties, Inc.	72,900	640,791
DiamondRock Hospitality Co.	22,900	250,755
GEO Group, Inc.	24,050	711,158
Hersha Hospitality Trust	29,000	536,790
iStar, Inc. (a)	2,700	32,508
LaSalle Hotel Properties	64,656	1,926,749
Owens Realty Mortgage, Inc.	6,400	108,544
Potlatch Corp.	49,478	2,261,145
♦PS Business Parks, Inc.	18,759	2,483,504
QTS Realty Trust, Inc. Class A	5,500	287,815
Quality Care Properties, Inc. (a)	27,900	510,849
RLJ Lodging Trust	5,500	109,285
Ryman Hospitality Properties, Inc.	38,364	2,455,680
Summit Hotel Properties, Inc.	92,000	1,715,800
♦Sunstone Hotel Investors, Inc.	161,600	2,604,992
Xenia Hotels & Resorts, Inc.	28,700	555,919

		20,590,520

Food Products 2.2%
Dean Foods Co.	73,100	1,242,700
Fresh Del Monte Produce, Inc.	34,061	1,734,046
John B. Sanfilippo & Son, Inc.	18,800	1,186,468
Omega Protein Corp.	95,600	1,711,240
Sanderson Farms, Inc.	14,700	1,700,055

		7,574,509

Health Care Equipment & Supplies 3.7%
AngioDynamics, Inc. (a)	42,600	690,546
Cutera, Inc. (a)	20,000	518,000
Exactech, Inc. (a)	21,700	646,660
Fonar Corp. (a)	2,200	61,050
Halyard Health, Inc. (a)	38,953	1,530,074
Integer Holdings Corp. (a)	5,700	246,525
Lantheus Holdings, Inc. (a)	21,200	374,180
LeMaitre Vascular, Inc.	40,600	1,267,532
♦Masimo Corp. (a)	28,463	2,595,256
OraSure Technologies, Inc. (a)	130,500	2,252,430
Orthofix International N.V. (a)	45,300	2,105,544
Surmodics, Inc. (a)	14,800	416,620

		12,704,417

Health Care Providers & Services 1.9%
Cross Country Healthcare, Inc. (a)	24,100	311,131
Diplomat Pharmacy, Inc. (a)	81,400	1,204,720
LHC Group, Inc. (a)	12,200	828,258
Molina Healthcare, Inc. (a)	35,800	2,476,644
Providence Service Corp. (a)	11,500	582,015
RadNet, Inc. (a)	34,300	265,825
Triple-S Management Corp. Class B (a)	7,838	132,541
WellCare Health Plans, Inc. (a)	3,700	664,372

		6,465,506

12	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 1.1%
HMS Holdings Corp. (a)	84,547	$1,564,120
Quality Systems, Inc. (a)	127,200	2,189,112

		3,753,232

Hotels, Restaurants & Leisure 4.0%
BJ’s Restaurants, Inc. (a)	47,200	1,758,200
Bloomin’ Brands, Inc.	112,377	2,385,764
Caesars Entertainment Corp. (a)	172,700	2,072,400
Carrols Restaurant Group, Inc. (a)	145,500	1,782,375
Century Casinos, Inc. (a)	25,237	185,996
ClubCorp Holdings, Inc.	149,800	1,962,380
Del Frisco’s Restaurant Group, Inc. (a)	33,300	536,130
Golden Entertainment, Inc. (a)	11,600	240,236
J. Alexander’s Holdings, Inc. (a)	4,600	56,350
Monarch Casino & Resort, Inc. (a)	2,700	81,675
Pinnacle Entertainment, Inc. (a)	30,200	596,752
Potbelly Corp. (a)	67,500	776,250
Red Robin Gourmet Burgers, Inc. (a)	2,300	150,075
Ruth’s Hospitality Group, Inc.	52,300	1,137,525

		13,722,108

Household Durables 3.1%
AV Homes, Inc. (a)	30,300	607,515
Bassett Furniture Industries, Inc.	24,800	941,160
Beazer Homes USA, Inc. (a)	69,500	953,540
Flexsteel Industries, Inc.	14,000	757,540
Hooker Furniture Corp.	36,100	1,485,515
Hovnanian Enterprises, Inc. Class A (a)	397,300	1,112,440
KB Home	19,500	467,415
La-Z-Boy, Inc.	1,500	48,750
Lifetime Brands, Inc.	8,300	150,645
NACCO Industries, Inc. Class A	12,300	871,455
New Home Co., Inc. (a)	9,800	112,406
Taylor Morrison Home Corp. Class A (a)	95,600	2,295,356
ZAGG, Inc. (a)	71,200	615,880

		10,419,617

Household Products 0.8%
Central Garden & Pet Co. Class A (a)	31,300	939,626
HRG Group, Inc. (a)	103,000	1,824,130
Oil-Dri Corp. of America	774	32,516

		2,796,272

Independent Power & Renewable Electricity Producers 0.7%
Ormat Technologies, Inc.	40,255	2,362,163

Insurance 0.8%
American Equity Investment Life Holding Co.	4,200	110,376
AmTrust Financial Services, Inc.	75,700	1,146,098
Argo Group International Holdings, Ltd.	1,500	90,900
Crawford & Co. Class B	2,300	21,390

	Shares	Value
Insurance (continued)
Donegal Group, Inc. Class A	500	$7,950
Hallmark Financial Services, Inc. (a)	4,500	50,715
Independence Holding Co.	3,100	63,395
Infinity Property & Casualty Corp.	5,800	545,200
Stewart Information Services Corp.	11,400	517,332
Universal Insurance Holdings, Inc.	2,500	63,000

		2,616,356

Internet & Direct Marketing Retail 1.5%
1-800-Flowers.com, Inc. Class A (a)	85,900	837,525
FTD Cos., Inc. (a)	19,800	396,000
HSN, Inc.	69,500	2,217,050
Overstock.com, Inc. (a)	44,300	722,090
Shutterfly, Inc. (a)	21,100	1,002,250

		5,174,915

Internet Software & Services 2.9%
Bankrate, Inc. (a)	94,900	1,219,465
Blucora, Inc. (a)	54,000	1,144,800
Carbonite, Inc. (a)	46,800	1,020,240
Care.com, Inc. (a)	27,200	410,720
DHI Group, Inc. (a)	132,200	376,770
Endurance International Group Holdings, Inc. (a)	118,900	992,815
Gogo, Inc. (a)	40,300	464,659
Internap Corp. (a)	19,100	70,097
j2 Global, Inc.	8,400	714,756
Limelight Networks, Inc. (a)	57,200	165,308
Liquidity Services, Inc. (a)	48,400	307,340
LivePerson, Inc. (a)	8,700	95,700
Meet Group, Inc. (a)	95,200	480,760
QuinStreet, Inc. (a)	13,400	55,878
Rocket Fuel, Inc. (a)	19,700	54,175
TechTarget, Inc. (a)	1,400	14,518
Web.com Group, Inc. (a)	25,300	640,090
WebMD Health Corp. (a)	23,983	1,406,603
XO Group, Inc. (a)	9,100	160,342

		9,795,036

IT Services 0.9%
Convergys Corp.	22,700	539,806
Everi Holdings, Inc. (a)	27,500	200,200
Hackett Group, Inc.	1,700	26,350
NCI, Inc. Class A (a)	7,400	156,140
Science Applications International Corp.	22,800	1,582,776
StarTek, Inc. (a)	3,400	41,616
TeleTech Holdings, Inc.	13,600	554,880

		3,101,768

Leisure Products 0.5%
Callaway Golf Co.	7,800	99,684
Johnson Outdoors, Inc. Class A	21,600	1,041,336
Malibu Boats, Inc. (a)	18,300	473,421

		1,614,441

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.8%
INC Research Holdings, Inc. Class A (a)	36,700	$2,146,950
PAREXEL International Corp. (a)	5,900	512,769

		2,659,719

Machinery 4.2%
Astec Industries, Inc.	11,300	627,263
Chart Industries, Inc. (a)	41,400	1,437,822
Commercial Vehicle Group, Inc. (a)	66,800	564,460
DMC Global, Inc.	2,900	37,990
FreightCar America, Inc.	32,400	563,436
Global Brass & Copper Holdings, Inc.	68,400	2,089,620
Greenbrier Cos., Inc.	47,300	2,187,625
Hurco Cos., Inc.	700	24,325
Hyster-Yale Materials Handling, Inc.	900	63,225
L.B. Foster Co. Class A	2,900	62,205
Lydall, Inc. (a)	3,100	160,270
Meritor, Inc. (a)	108,100	1,795,541
Miller Industries, Inc.	5,600	139,160
NN, Inc.	14,600	400,770
Park-Ohio Holdings Corp.	2,700	102,870
Spartan Motors, Inc.	118,100	1,045,185
Supreme Industries, Inc.	29,900	491,855
Titan International, Inc.	5,700	68,457
Wabash National Corp.	105,100	2,310,098

		14,172,177

Marine 0.1%
Matson, Inc.	6,600	198,264

Media 1.5%
New Media Investment Group, Inc.	120,300	1,621,644
Reading International, Inc. Class A (a)	200	3,226
Salem Media Group, Inc.	3,900	27,690
Scholastic Corp.	3,700	161,283
Time, Inc.	151,300	2,171,155
Townsquare Media, Inc. Class A (a)	17,400	178,176
tronc, Inc. (a)	70,100	903,589

		5,066,763

Multiline Retail 0.0%‡
Big Lots, Inc.	1,000	48,300

Oil, Gas & Consumable Fuels 2.7%
Contango Oil & Gas Co. (a)	45,600	302,784
CVR Energy, Inc.	90,600	1,971,456
Delek U.S. Holdings, Inc.	82,300	2,176,012
Evolution Petroleum Corp.	55,600	450,360
Green Plains, Inc.	82,200	1,689,210
Pacific Ethanol, Inc. (a)	65,900	411,875
Renewable Energy Group, Inc. (a)	64,000	828,800
REX American Resources Corp. (a)	9,600	926,976

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Stone Energy Corp. (a)	9,500	$174,610
Westmoreland Coal Co. (a)	65,900	320,933

		9,253,016

Paper & Forest Products 0.1%
Boise Cascade Co. (a)	5,600	170,240

Personal Products 0.0%‡
Natural Health Trends Corp.	1,400	38,990

Pharmaceuticals 3.3%
Amphastar Pharmaceuticals, Inc. (a)	122,700	2,191,422
♦Catalent, Inc. (a)	74,725	2,622,848
Corcept Therapeutics, Inc. (a)	14,500	171,100
Heska Corp. (a)	20,900	2,133,263
Intersect ENT, Inc. (a)	21,100	589,745
Phibro Animal Health Corp. Class A	52,200	1,934,010
SciClone Pharmaceuticals, Inc. (a)	37,276	410,036
Sucampo Pharmaceuticals, Inc. Class A (a)	45,000	472,500
Supernus Pharmaceuticals, Inc. (a)	18,100	780,110

		11,305,034

Professional Services 2.1%
Barrett Business Services, Inc.	19,500	1,117,155
CRA International, Inc.	17,000	617,440
Insperity, Inc.	25,600	1,817,600
TriNet Group, Inc. (a)	39,400	1,289,956
TrueBlue, Inc. (a)	81,508	2,159,962
Willdan Group, Inc. (a)	3,600	109,980

		7,112,093

Real Estate Management & Development 1.0%
Altisource Portfolio Solutions S.A. (a)	47,800	1,042,996
Forestar Group, Inc. (a)	60,300	1,034,145
Maui Land & Pineapple Co., Inc. (a)	2,600	52,780
RMR Group, Inc. Class A	27,500	1,337,875

		3,467,796

Semiconductors & Semiconductor Equipment 3.2%
Advanced Energy Industries, Inc. (a)	7,022	454,253
Alpha & Omega Semiconductor, Ltd. (a)	63,900	1,065,213
Amkor Technology, Inc. (a)	16,200	158,274
Cabot Microelectronics Corp.	4,100	302,703
CEVA, Inc. (a)	3,400	154,530
Cirrus Logic, Inc. (a)	10,943	686,345
Entegris, Inc. (a)	24,978	548,267
FormFactor, Inc. (a)	11,100	137,640
Inphi Corp. (a)	7,237	248,229
Integrated Device Technology, Inc. (a)	23,849	615,066
Lattice Semiconductor Corp. (a)	21,000	139,860
MACOM Technology Solutions Holdings, Inc. (a)	7,100	395,967
MaxLinear, Inc. Class A (a)	9,600	267,744

14	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	9,393	$632,149
Monolithic Power Systems, Inc.	6,788	654,363
Nanometrics, Inc. (a)	3,800	96,102
NeoPhotonics Corp. (a)	22,100	170,612
PDF Solutions, Inc. (a)	4,100	67,445
Photronics, Inc. (a)	50,500	474,700
Power Integrations, Inc.	4,815	351,013
Semtech Corp. (a)	11,259	402,509
Silicon Laboratories, Inc. (a)	7,320	500,322
Synaptics, Inc. (a)	6,460	334,047
Ultra Clean Holdings, Inc. (a)	103,400	1,938,750
Xperi Corp.	8,636	257,353

		11,053,456

Software 2.9%
ACI Worldwide, Inc. (a)	31,600	706,892
American Software, Inc. Class A	23,500	241,815
Barracuda Networks, Inc. (a)	53,400	1,231,404
CommVault Systems, Inc. (a)	22,700	1,281,415
Ellie Mae, Inc. (a)	5,700	626,487
Fair Isaac Corp.	3,023	421,436
Progress Software Corp.	13,600	420,104
QAD, Inc. Class A	6,700	214,735
RealPage, Inc. (a)	55,387	1,991,163
Rosetta Stone, Inc. (a)	31,100	335,258
Rubicon Project, Inc. (a)	133,500	686,190
Take-Two Interactive Software, Inc. (a)	17,200	1,262,136
Verint Systems, Inc. (a)	4,600	187,220
Zix Corp. (a)	76,000	432,440

		10,038,695

Specialty Retail 1.8%
Big 5 Sporting Goods Corp.	36,600	477,630
Haverty Furniture Cos., Inc.	8,200	205,820
Kirkland’s, Inc. (a)	45,700	469,796
♦Office Depot, Inc.	458,000	2,583,120
Pier 1 Imports, Inc.	392,100	2,034,999
Tilly’s, Inc. Class A	5,200	52,780
West Marine, Inc.	17,800	228,730

		6,052,875

Technology Hardware, Storage & Peripherals 0.0%‡
Quantum Corp. (a)	9,500	74,195

Thrifts & Mortgage Finance 3.7%
BofI Holding, Inc. (a)	35,100	832,572
BSB Bancorp, Inc. (a)	200	5,850
Charter Financial Corp.	19,300	347,400
Dime Community Bancshares, Inc.	104,300	2,044,280
♦Essent Group, Ltd. (a)	67,000	2,488,380
Flagstar Bancorp, Inc. (a)	69,700	2,148,154

	Shares	Value
Thrifts & Mortgage Finance (continued)
HFF, Inc. Class A	9,900	$344,223
HomeStreet, Inc. (a)	51,100	1,414,192
Meta Financial Group, Inc.	21,800	1,940,200
Riverview Bancorp, Inc.	2,700	17,928
SI Financial Group, Inc.	5,300	85,330
Territorial Bancorp, Inc.	6,600	205,854
United Community Financial Corp.	4,900	40,719
United Financial Bancorp, Inc.	5,200	86,788
Walker & Dunlop, Inc. (a)	13,500	659,205

		12,661,075

Tobacco 0.7%
Universal Corp.	34,400	2,225,680

Trading Companies & Distributors 2.0%
DXP Enterprises, Inc. (a)	23,300	803,850
MRC Global, Inc. (a)	27,516	454,564
Neff Corp. (a)	8,700	165,300
♦Rush Enterprises, Inc. (a)
Class A	61,900	2,301,442
Class B	9,100	331,331
Titan Machinery, Inc. (a)	27,700	498,046
Univar, Inc. (a)	67,900	1,982,680
Veritiv Corp. (a)	2,400	108,000

		6,645,213

Water Utilities 0.7%
Artesian Resources Corp. Class A	643	24,203
California Water Service Group	10,700	393,760
SJW Corp.	39,800	1,957,364

		2,375,327

Total Common Stocks (Cost $311,526,119)		338,240,211

Exchange-Traded Funds 0.7% (b)
iShares Russell 2000 ETF	17,002	2,395,922

Total Exchange-Traded Funds (Cost $2,348,285)		2,395,922

Total Investments (Cost $313,874,404) (c)	100.0%	340,636,133
Other Assets, Less Liabilities	(0.0)‡	(13,993)
Net Assets	100.0%	$340,622,140

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

(c)	As of June 30, 2017, cost is $316,263,598 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,762,395
Gross unrealized depreciation	(13,389,860)

Net unrealized appreciation	$24,372,535

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$338,240,211	$—	$—	$338,240,211
Exchange-Traded Funds
Equity Funds	2,395,922	—	—	2,395,922

Total Investments in Securities	$340,636,133	$—	$—	$340,636,133

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $313,874,404)	$340,636,133
Cash	14,111
Receivables:
Dividends and interest	282,680
Fund shares sold	120,782
Other assets	2,438

Total assets	341,056,144

Liabilities
Payables:
Manager (See Note 3)	237,955
Fund shares redeemed	83,523
NYLIFE Distributors (See Note 3)	34,906
Shareholder communication	30,391
Professional fees	23,243
Custodian	20,158
Trustees	579
Accrued expenses	3,249

Total liabilities	434,004

Net assets	$340,622,140

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,168
Additional paid-in capital	294,581,388

294,609,556
Undistributed net investment income	783
Accumulated net realized gain (loss) on investments	19,250,072
Net unrealized appreciation (depreciation) on investments	26,761,729

Net assets	$340,622,140

Initial Class
Net assets applicable to outstanding shares	$170,966,164

Shares of beneficial interest outstanding	14,123,686

Net asset value per share outstanding	$12.10

Service Class
Net assets applicable to outstanding shares	$169,655,976

Shares of beneficial interest outstanding	14,044,265

Net asset value per share outstanding	$12.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,725,510
Interest	66

Total income	1,725,576

Expenses
Manager (See Note 3)	1,413,631
Distribution/Service—Service Class (See Note 3)	210,630
Shareholder communication	33,603
Professional fees	31,425
Custodian	21,486
Trustees	4,158
Miscellaneous	7,147

Total expenses	1,722,080

Net investment income (loss)	3,496

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15,828,393
Net change in unrealized appreciation (depreciation) on investments	(5,399,154)

Net realized and unrealized gain (loss) on investments	10,429,239

Net increase (decrease) in net assets resulting from operations	$10,432,735

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,903.

18	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2017 (Unaudited) and the period May 2, 2016 (inception date) through December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,496	$363,682
Net realized gain (loss) on investments	15,828,393	8,155,591
Net change in unrealized appreciation (depreciation) on investments	(5,399,154)	32,160,883

Net increase (decrease) in net assets resulting from operations	10,432,735	40,680,156

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(260,882)
Service Class	—	(139,146)

	—	(400,028)

From net realized gain on investments:
Initial Class	—	(2,267,736)
Service Class	—	(2,432,543)

	—	(4,700,279)

Total dividends and distributions to shareholders	—	(5,100,307)

Capital share transactions:
Net proceeds from sale of shares	16,094,517	320,847,155
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	5,100,307
Cost of shares redeemed	(25,173,405)	(22,259,018)

Increase (decrease) in net assets derived from capital share transactions	(9,078,888)	303,688,444

Net increase (decrease) in net assets	1,353,847	339,268,293

Net Assets
Beginning of period	339,268,293	—

End of period	$340,622,140	$339,268,293

Undistributed (distributions in excess of) net investment income at end of period	$783	$(2,713)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Initial Class			Service Class
	Six months ended June 30, 2017*		May 2, 2016** through December 31, 2016	Six months ended June 30, 2017*		May 2, 2016** through December 31, 2016
Net asset value at beginning of period	$11.73		$10.00	$11.72		$10.00

Net investment income (loss) (a)	0.01		0.03	(0.01)		0.01
Net realized and unrealized gain (loss) on investments	0.36		1.88	0.37		1.88

Total from investment operations	0.37		1.91	0.36		1.89

Less dividends and distributions:
From net investment income	—		(0.02)	—		(0.01)
From net realized gain on investments	—		(0.16)	—		(0.16)

	—		(0.18)	—		(0.17)

Net asset value at end of period	$12.10		$11.73	$12.08		$11.72

Total investment return (b)	3.15	%(c)	19.14%	3.07	% (c)	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	0.13%		0.39%	(0.12%)		0.16%
Net expenses ††	0.91%		1.00%	1.16%		1.25%
Portfolio turnover rate	90%		180%	90%		180%
Net assets at end of period (in 000’s)	$170,966		$164,253	$169,656		$175,015

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation

Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month six-month period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These Securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal,

22	MainStay VP Small Cap Core Portfolio

state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month six-month period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential

23

Notes to Financial Statements (Unaudited) (continued)

indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2017, the effective management fee rate was 0.85%.

During the six-month six-month period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,413,631.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

During the period ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,100,307	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the six-month period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may

24	MainStay VP Small Cap Core Portfolio

participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month six-month period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2017, purchases and sales of securities, other than short-term securities, were $302,606 and $310,494, respectively.

Note 9–Capital Share Transactions

Initial Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	605,092	$7,080,728
Shares redeemed	(482,979)	(5,669,216)

Net increase (decrease)	122,113	$1,411,512

Period ended December 31, 2016 (a):
Shares sold	14,457,082	$149,616,611
Shares issued to shareholders in reinvestment of dividends and distributions	214,227	2,528,618
Shares redeemed	(669,736)	(7,707,448)

Net increase (decrease)	14,001,573	$144,437,781

Service Class	Shares	Amount
Six-month period ended June 30, 2017:
Shares sold	766,841	$9,013,789
Shares redeemed	(1,653,699)	(19,504,189)

Net increase (decrease)	(886,858)	$(10,490,400)

Period ended December 31, 2016 (a):
Shares sold	16,019,074	$171,230,544
Shares issued to shareholders in reinvestment of dividends and distributions	218,049	2,571,689
Shares redeemed	(1,306,000)	(14,551,570)

Net increase (decrease)	14,931,123	$159,250,663

(a)	Inception date was May 2, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay VP Small Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744203	MSVPSCC10-08/17 (NYLIAC) NI530

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2017, brought positive results to many stock and bond investors. The year began with many investors hoping that Republican control of the White House, the Senate and the House of Representatives could bring an end to political gridlock; and while debate has continued on a number of issues, the U.S. stock market climbed relatively steadily throughout the first half of 2017.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels tended to record positive total returns during the reporting period, with large-cap stocks generally outperforming stocks of smaller-capitalization companies. Growth stocks outpaced value stocks at every capitalization level by substantial margins—from more than six percentage points for micro-caps and mid-caps to more than 10 percentage points for the largest 200 U.S. companies by market capitalization.

Most sectors of the stock market advanced during the reporting period, with energy and telecommunication services being notable exceptions. Energy stocks declined as oil prices fell despite moves by the Organization of Petroleum Exporting Countries (OPEC) intended to limit oil production by its members. Telecommunication services stocks tended to decline as competition increased and rising interest rates made dividend payouts less appealing.

In March and June of 2017, the Federal Reserve announced successive increases in the target range for the federal funds rate, ultimately bringing the federal funds target range to 1.00% to 1.25%. While short-term U.S. Treasury yields rose in response, yields for U.S. Treasury securities with maturities of five years or longer declined. As the difference between short- and long-term yields narrowed, the advantages of higher-yielding long-term bonds became increasingly apparent.

Virtually all taxable and tax-exempt bond sectors provided positive total returns during the reporting period. Mortgage-backed securities, though providing positive total returns, faced headwinds when the Federal Reserve announced plans to begin normalizing its balance sheet by reducing reinvestment of principal payments on mortgage-backed securities.

International stock and bond markets were also strong during the reporting period. International stocks provided double-digit total returns that were surpassed by emerging-market stocks as a whole. Global investment-grade bonds provided single-digit returns; and emerging-market debt was somewhat stronger.

Even during periods of favorable market performance and generally positive returns, MainStay believes that it is important to carefully monitor your investments. Your risk tolerance may change over time, leading you to reevaluate which MainStay VP Portfolios are most appropriate for your long-term goals. Your goals themselves may also change, leading you to pursue investments with more or less risk. The portfolio managers of MainStay VP Portfolios seek to provide results consistent with the investment objectives of their respective Portfolios, to give you a wide range of choices suitable to various investment needs.

The report that follows provides more detailed information about the specific markets, securities and investment decisions that influenced your MainStay VP Portfolio during the six months ended June 30, 2017. We invite you to review the report carefully as part of your ongoing investment evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2017

Class	Inception Date	Six Months or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2017	0.46%	0.37%
Service Class Shares	5/1/2017	0.43	0.62

Benchmark Performance	Six Months or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.67%
Average Lipper Variable Products Core Bond Portfolio[3]	0.69

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from May 1, 2017 (the inception date of the Portfolio) to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to June 30, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[2]	Net Expense Ratio During Period[3]

Initial Class Shares	$1,000.00	$1,004.60	$0.62	$1,007.70	$0.62	0.37%

Service Class Shares	$1,000.00	$1,004.30	$1.04	$1,007.30	$1.04	0.62%

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 61 (to reflect the period). The table above represents the actual expenses incurred during the period.
3.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2017 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.875%–2.625%, due 4/30/18–5/15/27
2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.50%, due 5/1/19–7/1/47
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 1.375%–5.50%, due 6/1/19–12/1/46
4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 4/15/45–4/20/47
5.	United States Treasury Bonds, 2.875%–5.375%, due 2/15/31–2/15/47
6.	KfW, 1.50%–2.125%, due 4/20/20–3/7/22
7.	European Investment Bank, 1.25%–2.25%, due 5/15/19–8/15/22
8.	Inter-American Development Bank, 1.00%–1.75%, due 5/13/19–4/14/22
9.	Federal National Mortgage Association, 1.875%, due 4/5/22–9/24/26
10.	GS Mortgage Securities Trust, 2.85%–3.862%, due 6/10/47–10/10/49

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the period from May 1, 2017 through June 30, 2017?

The inception date for MainStay VP Indexed Bond Portfolio was May 1, 2017. From this date through June 30, 2017, the Portfolio returned 0.46% for Initial Class shares and 0.43% for Service Class shares. From May 1, 2017, through June 30, 2017, both share classes underperformed the 0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. Over the same period, both share classes underperformed the 0.69% return of the Average Lipper2 Variable Products Core Bond Portfolio.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period, lower-quality securities outperformed higher-quality securities. Credits rated AA and AAA3 had the lowest excess returns. Credits rated single A4 followed those rated AAA and AA. Credits rated BBB5 outperformed these higher-quality segments of the market. Crossover credit6 outperformed all investment-grade categories by a wide margin.

What was the Portfolio’s duration7 strategy during the reporting period?

The Portfolio pursues a passive strategy, and in terms of durations seeks to replicate the duration of its benchmark. The

Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2017, the Portfolio’s duration was approximately 5.85 years, which compared to a duration of 5.84 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market sectors made the strongest contributions to the Portfolio’s performance, and which market sectors detracted the most?

During the reporting period, all of the broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive total returns. The U.S. corporate sector, led by utilities and industrials, outperformed all of the other asset classes in the Index. In the non-corporate sector, the sovereign subsector was the best performer. Within securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. U.S. government agency securities outperformed U.S. Treasury securities during the reporting period.

Were there any significant changes to the composition of the Portfolio’s benchmark during the reporting period?

During the reporting period, there were no changes to the composition of the Bloomberg Barclays U.S. Aggregate Bond Index that we considered material.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
6.	Crossover credit typically refers to bonds that are rated investment grade by one rating agency but below investment grade by another.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.1%† Asset-Backed Securities 0.5%
Automobile 0.2%
Hyundai Auto Receivables Trust Series 2016-A, Class A3 1.560%, due 9/15/20	$100,000	$99,962
Mercedes Benz Auto Lease Trust Series 2017-A, Class A3 1.790%, due 4/15/20	100,000	100,106

		200,068

Credit Cards 0.3%
Chase Issuance Trust Series 2015-A7, Class A7 1.620%, due 7/15/20	100,000	100,098
Discover Card Execution Note Trust Series 2014-A4, Class A4 2.120%, due 12/15/21	200,000	201,483

		301,581

Total Asset-Backed Securities (Cost $501,842)		501,649

Corporate Bonds 29.4%
Aerospace & Defense 0.5%
Lockheed Martin Corp. 4.070%, due 12/15/42	125,000	127,766
Northrop Grumman Corp. 7.750%, due 2/15/31	100,000	142,871
United Technologies Corp. 2.650%, due 11/1/26	230,000	223,632

		494,269

Auto Manufacturers 0.6%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	200,000	201,778
General Motors Financial Co., Inc. 4.350%, due 1/17/27	180,000	182,215
Toyota Motor Credit Corp. 2.250%, due 10/18/23	140,000	136,979

		520,972

Banks 6.9%
Bank of America Corp.
3.248%, due 10/21/27	90,000	86,970
3.300%, due 1/11/23	260,000	265,121
5.000%, due 1/21/44	80,000	90,436
Bank of New York Mellon Corp. 3.000%, due 2/24/25	130,000	129,771
Bank of Nova Scotia 2.700%, due 3/7/22	180,000	181,124

	Principal Amount	Value
Banks (continued)
Barclays PLC 5.250%, due 8/17/45	$200,000	$224,216
BNP Paribas S.A. 3.250%, due 3/3/23	220,000	225,660
Capital One Financial Co. 3.050%, due 3/9/22	130,000	131,021
Citigroup, Inc.
3.375%, due 3/1/23	220,000	224,538
4.450%, due 9/29/27	90,000	93,602
4.650%, due 7/30/45	80,000	86,991
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.250%, due 5/24/41	70,000	85,461
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, due 6/9/23	250,000	257,739
Goldman Sachs Group, Inc.
2.908%, due 6/5/23 (a)	180,000	179,643
3.850%, due 1/26/27	130,000	132,250
6.250%, due 2/1/41	110,000	143,692
HSBC Holdings PLC
2.650%, due 1/5/22	220,000	219,493
3.900%, due 5/25/26	200,000	206,440
JPMorgan Chase & Co.
4.250%, due 10/1/27	220,000	229,482
4.260%, due 2/22/48 (a)	130,000	135,994
♦KfW
1.500%, due 4/20/20	405,000	402,550
2.125%, due 3/7/22	530,000	532,248
Lloyds Banking Group PLC 3.750%, due 1/11/27	200,000	200,793
Morgan Stanley
3.625%, due 1/20/27	180,000	181,294
3.750%, due 2/25/23	170,000	176,768
PNC Bank N.A. 2.625%, due 2/17/22	250,000	251,818
Royal Bank of Canada 2.750%, due 2/1/22	220,000	223,734
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	200,000	204,222
Toronto-Dominion Bank 2.500%, due 12/14/20	220,000	222,538
U.S. Bank N.A. 2.000%, due 1/24/20	250,000	251,077
Wells Fargo & Co.
3.000%, due 4/22/26	90,000	87,899
3.500%, due 3/8/22	170,000	176,606
4.750%, due 12/7/46	90,000	96,091
Westpac Banking Corp. 2.800%, due 1/11/22	220,000	223,197

		6,560,479

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers, as of June 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.9%
Anheuser-Busch InBev Finance, Inc.
3.650%, due 2/1/26	$130,000	$133,935
4.900%, due 2/1/46	120,000	135,437
Anheuser-Busch InBev Worldwide, Inc. 2.500%, due 7/15/22	130,000	129,816
Coca Cola Co. 2.250%, due 9/1/26	90,000	85,450
Diageo Capital PLC 5.875%, due 9/30/36	108,000	139,022
Molson Coors Brewing Co. 4.200%, due 7/15/46	50,000	49,309
PepsiCo, Inc.
2.750%, due 3/1/23	90,000	91,174
4.450%, due 4/14/46	80,000	87,206

		851,349

Biotechnology 0.6%
Amgen, Inc.
2.700%, due 5/1/22	90,000	90,517
4.400%, due 5/1/45	90,000	92,443
Baxalta, Inc. 3.600%, due 6/23/22	130,000	134,619
Celgene Corp. 3.550%, due 8/15/22	90,000	93,691
Gilead Sciences, Inc.
3.650%, due 3/1/26	90,000	92,550
4.600%, due 9/1/35	90,000	96,500

		600,320

Chemicals 0.2%
Dow Chemical Co. 3.000%, due 11/15/22	220,000	224,239

Computers 0.7%
Apple, Inc.
2.150%, due 2/9/22	90,000	89,412
3.350%, due 2/9/27	11,000	11,246
4.250%, due 2/9/47	90,000	95,456
4.500%, due 2/23/36	120,000	134,654
Dell International LLC / EMC Corp. 5.450%, due 6/15/23 (b)	120,000	130,220
Hewlett Packard Enterprise Co. 4.400%, due 10/15/22	90,000	95,412
IBM Corp. 3.450%, due 2/19/26	130,000	133,196

		689,596

Cosmetics & Personal Care 0.5%
Colgate-Palmolive Co. 1.750%, due 3/15/19	220,000	220,602
Procter & Gamble Co. 1.900%, due 11/1/19	220,000	221,008

		441,610

	Principal Amount	Value
Diversified Financial Services 0.7%
American Express Credit Corp. 2.700%, due 3/3/22	$180,000	$181,658
GE Capital International Funding Co. 3.373%, due 11/15/25	210,000	217,131
National Rural Utilities Cooperative Finance Corp. 2.700%, due 2/15/23	90,000	90,108
Visa, Inc. 2.800%, due 12/14/22	130,000	132,358

		621,255

Electric 1.5%
Commonwealth Edison Co. 3.650%, due 6/15/46	140,000	136,064
Consolidated Edison Co. of New York, Inc. 5.850%, due 3/15/36	110,000	136,741
DTE Electric Co. 3.375%, due 3/1/25	90,000	92,915
Duke Energy Carolinas LLC
3.875%, due 3/15/46	90,000	91,764
4.000%, due 9/30/42	100,000	103,173
Edison International 2.950%, due 3/15/23	90,000	90,882
Emera U.S. Finance, L.P. 2.700%, due 6/15/21	90,000	90,138
Florida Power & Light Co. 2.750%, due 6/1/23	90,000	90,969
MidAmerican Energy Co. 3.950%, due 8/1/47	90,000	92,551
Pacific Gas & Electric Co. 5.400%, due 1/15/40	110,000	135,744
Southern Co.
2.950%, due 7/1/23	90,000	89,423
4.400%, due 7/1/46	50,000	50,908
Virginia Electric & Power Co. 4.000%, due 1/15/43	130,000	132,836
Xcel Energy, Inc. 3.300%, due 6/1/25	90,000	90,798

		1,424,906

Energy 0.1%
Exxon Mobil Corp. 4.114%, due 3/1/46	90,000	94,941

Food 0.4%
General Mills, Inc. 3.150%, due 12/15/21	90,000	92,788
Kraft Heinz Foods Co. 3.000%, due 6/1/26	140,000	133,987
Unilever Capital Corp. 3.100%, due 7/30/25	100,000	100,762

		327,537

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper 0.1%
International Paper Co. 3.800%, due 1/15/26	$130,000	$133,608

Health Care—Products 0.5%
Abbott Laboratories 3.750%, due 11/30/26	130,000	132,706
Medtronic, Inc. 4.625%, due 3/15/45	210,000	236,341
Thermo Fisher Scientific, Inc. 2.950%, due 9/19/26	90,000	87,515

		456,562

Health Care—Services 0.6%
Aetna, Inc. 6.625%, due 6/15/36	100,000	134,917
Anthem, Inc. 2.250%, due 8/15/19	220,000	221,019
Unitedhealth Group, Inc. 3.100%, due 3/15/26	180,000	180,927

		536,863

Housewares 0.1%
Newell Brands, Inc. 3.850%, due 4/1/23	90,000	94,495

Insurance 0.7%
American International Group, Inc. 3.750%, due 7/10/25	90,000	91,672
Berkshire Hathaway Finance Corp. 4.300%, due 5/15/43	170,000	180,956
Chubb INA Holdings, Inc. 3.350%, due 5/3/26	90,000	92,053
Metlife, Inc. 3.000%, due 3/1/25	90,000	90,268
Prudential Financial, Inc. 4.500%, due 11/15/20	205,000	219,927

		674,876

Internet 0.2%
Amazon.com, Inc. 2.600%, due 12/5/19	175,000	178,296

Iron & Steel 0.1%
Vale Overseas, Ltd. 6.875%, due 11/21/36	100,000	107,250

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.300%, due 9/15/35	100,000	118,523

	Principal Amount	Value
Machinery—Diversified 0.2%
Deere & Co. 3.900%, due 6/9/42	$150,000	$156,581

Media 0.9%
21st Century Fox America, Inc. 3.000%, due 9/15/22	130,000	131,894
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	170,000	183,654
Comcast Corp.
1.625%, due 1/15/22	140,000	136,123
3.400%, due 7/15/46	150,000	136,590
Time Warner, Inc. 3.600%, due 7/15/25	130,000	129,705
Walt Disney Co. 2.350%, due 12/1/22	130,000	130,283

		848,249

Mining 0.2%
BHP Billiton Finance USA, Ltd. 3.850%, due 9/30/23	210,000	223,492

Miscellaneous—Manufacturing 0.2%
General Electric Co. 4.125%, due 10/9/42	200,000	210,480

Multi-National 1.9%
♦European Investment Bank
1.250%, due 5/15/19	445,000	442,507
2.250%, due 8/15/22	450,000	452,705
♦Inter-American Development Bank
1.000%, due 5/13/19	450,000	445,212
1.750%, due 4/14/22	450,000	443,846

		1,784,270

Oil & Gas 2.1%
Anadarko Petroleum Corp. 5.550%, due 3/15/26	80,000	89,400
BP Capital Markets PLC Co. 3.588%, due 4/14/27	180,000	182,637
Canadian Natural Resources, Ltd. 6.250%, due 3/15/38	75,000	87,415
Cenovus Energy, Inc. 5.250%, due 6/15/37 (b)	150,000	140,088
Chevron Corp. 3.191%, due 6/24/23	130,000	134,548
ConocoPhillips Co.
2.875%, due 11/15/21	90,000	91,445
5.950%, due 3/15/46	70,000	87,546
Devon Energy Corp. 4.750%, due 5/15/42	100,000	96,953

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
EOG Resources, Inc. 3.900%, due 4/1/35	$90,000	$87,283
Hess Corp. 7.125%, due 3/15/33	75,000	84,724
Nabors Industries, Inc. 5.000%, due 9/15/20	150,000	149,625
Occidental Petroleum Corp. 3.000%, due 2/15/27	90,000	87,638
Petroleos Mexicanos 6.500%, due 6/2/41	250,000	248,250
Shell International Finance B.V.
2.375%, due 8/21/22	140,000	139,193
3.750%, due 9/12/46	100,000	94,631
Statoil ASA 5.100%, due 8/17/40	175,000	201,729

		2,003,105

Oil & Gas Services 0.1%
Halliburton Co. 3.800%, due 11/15/25	130,000	133,227

Pharmaceuticals 1.3%
AbbVie, Inc.
3.200%, due 11/6/22	90,000	92,309
4.700%, due 5/14/45	90,000	95,638
Allergan Funding SCS 3.800%, due 3/15/25	130,000	134,465
Express Scripts Holding Co. 3.900%, due 2/15/22	90,000	94,213
Johnson & Johnson 4.950%, due 5/15/33	190,000	229,980
Merck Sharp & Dohme Corp. 5.750%, due 11/15/36	100,000	127,002
Novartis Capital Corp. 4.000%, due 11/20/45	130,000	136,154
Pfizer, Inc.
3.000%, due 6/15/23	90,000	92,852
4.000%, due 12/15/36	100,000	105,646
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, due 10/1/26	150,000	142,452

		1,250,711

Pipelines 0.9%
Enbridge, Inc. 4.500%, due 6/10/44	100,000	97,864
Energy Transfer, L.P. 4.050%, due 3/15/25	130,000	130,522
Enterprise Products Operating LLC 3.700%, due 2/15/26	130,000	132,405
Kinder Morgan, Inc. 4.300%, due 6/1/25	130,000	135,158

	Principal Amount	Value
Pipelines (continued)
Phillips 66 Partners, L.P. 4.680%, due 2/15/45	$100,000	$95,787
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.650%, due 6/1/22	90,000	91,814
Transcanada Pipelines, Ltd. 4.875%, due 1/15/26	80,000	89,484
Williams Partners, L.P. 3.350%, due 8/15/22	90,000	90,483

		863,517

Real Estate 0.1%
Prologis, L.P. 3.750%, due 11/1/25	90,000	93,695

Real Estate Investment Trusts 0.6%
American Tower Corp. 5.000%, due 2/15/24	80,000	88,395
AvalonBay Communities, Inc. 2.900%, due 10/15/26	90,000	87,050
Boston Properties, L.P. 5.625%, due 11/15/20	200,000	219,594
Simon Property Group, L.P. 3.375%, due 6/15/27	130,000	129,571

		524,610

Retail 1.0%
CVS Health Corp. 2.750%, due 12/1/22	130,000	130,162
Home Depot, Inc. 4.250%, due 4/1/46	170,000	182,389
Lowe’s Cos., Inc.
1.150%, due 4/15/19	225,000	222,624
3.375%, due 9/15/25	90,000	92,965
McDonald’s Corp. 3.375%, due 5/26/25	130,000	132,960
Wal-Mart Stores, Inc.
3.300%, due 4/22/24	90,000	93,974
4.300%, due 4/22/44	80,000	88,608

		943,682

Semiconductors 0.4%
Applied Materials, Inc. 5.100%, due 10/1/35	100,000	117,605
Broadcom Corp. / Broadcom Cayman Finance Co. 3.000%, due 1/15/22 (b)	90,000	90,804
Intel Corp. 3.700%, due 7/29/25	90,000	94,485
QUALCOMM, Inc. 4.650%, due 5/20/35	100,000	108,978

		411,872

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.8%
Fidelity National Information Services, Inc. 3.500%, due 4/15/23	$90,000	$93,518
Microsoft Corp.
2.400%, due 2/6/22	130,000	131,222
3.300%, due 2/6/27	130,000	133,909
4.250%, due 2/6/47	130,000	140,745
Oracle Corp.
4.000%, due 7/15/46	90,000	90,891
5.375%, due 7/15/40	150,000	182,432

		772,717

Telecommunications 1.8%
AT&T, Inc.
3.200%, due 3/1/22	130,000	131,586
4.250%, due 3/1/27	130,000	134,414
5.450%, due 3/1/47	130,000	139,948
Cisco Systems, Inc. 2.950%, due 2/28/26	130,000	130,033
Deutsche Telekom International Finance B.V. 8.750%, due 6/15/30	100,000	148,308
Orange S.A. 5.375%, due 7/8/19	205,000	218,164
Telefonica Emisiones SAU
3.192%, due 4/27/18	215,000	217,273
7.045%, due 6/20/36	100,000	131,366
Verizon Communications, Inc.
3.125%, due 3/16/22	130,000	131,919
4.125%, due 3/16/27	130,000	134,261
5.500%, due 3/16/47	200,000	218,633

		1,735,905

Transportation 0.9%
Burlington Northern Santa Fe LLC 3.250%, due 6/15/27	90,000	91,942
CSX Corp. 3.700%, due 11/1/23	80,000	84,106
Fedex Corp. 2.625%, due 8/1/22	130,000	130,623
Norfolk Southern Corp. 4.800%, due 8/15/43	80,000	89,872
Union Pacific Corp. 2.250%, due 2/15/19	220,000	222,003
United Parcel Service, Inc. 5.125%, due 4/1/19	210,000	221,999

		840,545

Total Corporate Bonds (Cost $27,805,573)		27,948,604

	Principal Amount	Value
Foreign Government Bonds 1.3%
Foreign Governments 1.3%
Export Development Canada 1.250%, due 2/4/19	$445,000	$443,177
Korea Development Bank 2.250%, due 5/18/20	220,000	219,013
Philippine Government International Bond 5.000%, due 1/13/37	200,000	237,334
Republic of Colombia 6.125%, due 1/18/41	100,000	115,300
United Mexican States 4.125%, due 1/21/26	200,000	207,900

Total Foreign Government Bonds (Cost $1,222,653)		1,222,724

Mortgage-Backed Securities 1.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.7%
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	200,310
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	314,820
♦ GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.850%, due 10/10/49	300,000	293,246
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	316,480
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	304,100
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	204,275

Total Mortgage-Backed Securities (Cost $1,635,469)		1,633,231

U.S. Government & Federal Agencies 66.2%
Federal Home Loan Bank 0.6%
1.375%, due 3/18/19	550,000	549,759

♦ Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.5%
1.375%, due 4/20/20	500,000	497,042
2.500%, due 2/1/32	696,343	700,830
3.000%, due 4/1/32	396,861	407,863
3.000%, due 9/1/36	190,153	193,508
3.000%, due 9/1/46	1,689,039	1,686,480

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.000%, due 12/1/46	$99,990	$99,839
3.500%, due 12/1/25	97,210	101,309
3.500%, due 2/1/37	292,443	303,723
3.500%, due 8/1/46	1,784,477	1,834,674
4.000%, due 6/1/19	92,321	95,598
4.000%, due 4/1/46	984,291	1,035,974
4.500%, due 10/1/46	386,558	414,141
5.000%, due 11/1/41	198,925	217,903
5.000%, due 2/1/42	210,655	229,450
5.500%, due 7/1/38	199,559	221,268

		8,039,602

♦ Federal National Mortgage Association 0.8%
1.875%, due 4/5/22	300,000	299,058
1.875%, due 9/24/26	500,000	474,072

		773,130

♦ Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.6%
2.500%, due 1/1/32	994,967	1,000,824
2.500%, due 4/1/46	99,810	96,304
3.000%, due 1/1/32	688,890	707,536
3.000%, due 5/1/32	100,000	102,706
3.000%, due 2/1/37	293,325	298,384
3.000%, due 12/1/46	2,587,314	2,585,649
3.000%, due 4/1/47	100,000	99,935
3.500%, due 3/1/22	191,347	199,214
3.500%, due 10/1/46	2,858,542	2,937,720
4.000%, due 5/1/19	94,365	97,690
4.000%, due 2/1/37	94,455	100,354
4.000%, due 5/1/46	1,649,768	1,735,085
4.000%, due 9/1/46	200,000	210,343
4.000%, due 7/1/47 TBA (c)	100,000	105,238
4.500%, due 4/1/47	698,405	749,443
5.000%, due 6/1/39	291,853	318,612
5.500%, due 6/1/36	373,056	415,773
5.500%, due 5/1/44	183,911	205,930

		11,966,740

♦ Government National Mortgage Association (Mortgage Pass-Through Securities) 7.9%
2.500%, due 4/20/47	99,804	97,431
3.000%, due 6/15/45	97,107	98,229
3.000%, due 9/20/46	100,000	101,113
3.000%, due 1/20/47	2,089,711	2,112,984
3.500%, due 4/15/45	99,834	103,494
3.500%, due 7/20/46	100,000	103,687
3.500%, due 10/20/46	100,000	103,687
3.500%, due 11/20/46	2,469,565	2,560,622
4.000%, due 8/15/46	195,848	206,173
4.000%, due 12/20/46	100,010	105,322
4.000%, due 1/20/47	992,513	1,045,472
4.500%, due 8/15/46	153,072	164,075

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.500%, due 8/20/46	$293,357	$311,946
5.000%, due 8/20/45	290,856	312,126
5.000%, due 4/15/47	99,809	109,788

		7,536,149

♦ United States Treasury Bonds 6.9%
2.875%, due 5/15/43	1,950,000	1,968,892
2.875%, due 11/15/46	140,000	140,771
3.000%, due 2/15/47	425,000	438,414
3.625%, due 2/15/44	1,000,000	1,152,305
4.500%, due 2/15/36	1,275,000	1,645,746
4.625%, due 2/15/40	750,000	988,945
5.375%, due 2/15/31	150,000	201,598

		6,536,671

♦ United States Treasury Notes 28.9%
0.875%, due 5/31/18	1,350,000	1,345,148
1.250%, due 4/30/19	1,175,000	1,172,108
1.250%, due 5/31/19	200,000	199,516
1.250%, due 6/30/19	700,000	698,086
1.500%, due 4/15/20	5,900,000	5,895,852
1.500%, due 5/15/20	2,500,000	2,497,167
1.500%, due 6/15/20	3,025,000	3,020,747
1.750%, due 6/30/22	1,825,000	1,813,167
1.875%, due 4/30/22	1,725,000	1,724,664
2.000%, due 4/30/24	4,475,000	4,441,612
2.250%, due 2/15/27	425,000	423,025
2.375%, due 5/15/27	375,000	377,373
2.625%, due 4/30/18	3,800,000	3,841,412

		27,449,877

Total U.S. Government & Federal Agencies (Cost $62,807,838)		62,851,928

Total Long-Term Bonds (Cost $93,973,375)		94,158,136

Short-Term Investment 0.9%
Repurchase Agreement 0.9%
Fixed Income Clearing Corp. 0.12%, dated 6/30/17 due 7/3/17 Proceeds at Maturity $799,318 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 8/31/21, with a Principal Amount of $835,000 and a Market Value of $817,200)	799,310	799,310

Total Short-Term Investment (Cost $799,310)		799,310

Total Investments (Cost $94,772,685) (d)	100.0%	94,957,446
Other Assets, Less Liabilities	(0.0)‡	(25,586)
Net Assets	100.0%	$94,931,860

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of
June 30, 2017, the total net market value of this security was $105,238, which represented 0.1% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.

(d)	As of June 30, 2017, cost was $94,772,686 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$337,691
Gross unrealized depreciation	(152,931)

Net unrealized appreciation	$184,760

As of June 30, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	11	September 2017	$2,377,203	$(1,665)
5-Year United States Treasury Note	4	September 2017	471,344	(390)
10-Year United States Treasury Note	5	September 2017	627,656	216
United States Treasury Long Bond	(6)	September 2017	(922,125)	(10,054)

			$2,554,078	$(11,893)

1.	As of June 30, 2017, cash in the amount of $9,446 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2017.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$501,649	$—	$501,649
Corporate Bonds	—	27,948,604	—	27,948,604
Foreign Government Bonds	—	1,222,724	—	1,222,724
Mortgage-Backed Securities	—	1,633,231	—	1,633,231
U.S. Government & Federal Agencies	—	62,851,928	—	62,851,928

Total Long-Term Bonds	—	94,158,136	—	94,158,136

Short-Term Investment
Repurchase Agreement	—	799,310	—	799,310

Total Investments in Securities	—	94,957,446	—	94,957,446

Other Financial Instruments
Futures Contracts (b)	216	—	—	216

Total Investments in Securities and Other Financial Instruments	$216	$94,957,446	$—	$94,957,662

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2017 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(12,109)	$—	$—	$(12,109)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2017, the Portfolio did not have any transfers between among levels. (See Note 2)

As of June 30, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $94,772,685)	$94,957,446
Cash collateral on deposit at broker	9,446
Receivables:
Investment securities sold	602,398
Interest	500,823
Fund shares sold	76,312
Variation margin on futures contracts	298
Other assets	6,496

Total assets	96,153,219

Liabilities
Payables:
Investment securities purchased	1,183,290
Manager (See Note 3)	19,666
Professional fees	13,314
Shareholder communication	2,507
Offering costs	1,059
Custodian	681
Trustees	290
NYLIFE Distributors (See Note 3)	61
Fund shares redeemed	4
Accrued expenses	487

Total liabilities	1,221,359

Net assets	$94,931,860

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,450
Additional paid-in capital	94,461,764

94,471,214
Undistributed net investment income	286,375
Accumulated net realized gain (loss) on investments and futures transactions	1,403
Net unrealized appreciation (depreciation) on investments and futures contracts	172,868

Net assets	$94,931,860

Initial Class
Net assets applicable to outstanding shares	$94,478,079

Shares of beneficial interest outstanding	9,404,600

Net asset value per share outstanding	$10.05

Service Class
Net assets applicable to outstanding shares	$453,781

Shares of beneficial interest outstanding	45,185

Net asset value per share outstanding	$10.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the period May 1, 2017 (inception date) through June 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$343,865

Expenses
Manager (See Note 3)	38,811
Professional fees	13,316
Shareholder communication	2,507
Offering (See Note 2)	1,304
Custodian	681
Trustees	290
Distribution/Service—Service Class (See Note 3)	91
Miscellaneous	490

Total expenses	57,490

Net investment income (loss)	286,375

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	7,617
Futures transactions	(6,214)

Net realized gain (loss) on investments and futures transactions	1,403

Net change in unrealized appreciation (depreciation) on:
Investments	184,761
Futures contracts	(11,893)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	172,868

Net realized and unrealized gain (loss) on investments and futures transactions	174,271

Net increase (decrease) in net assets resulting from operations	$460,646

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period May 1, 2017 (inception date) through June 30, 2017 (Unaudited)

2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$286,375
Net realized gain (loss) on investments and futures transactions	1,403
Net change in unrealized appreciation (depreciation) on investments and futures contracts	172,868

Net increase (decrease) in net assets resulting from operations	460,646

Capital share transactions:
Net proceeds from sale of shares	96,432,913
Cost of shares redeemed	(1,961,699)

Increase (decrease) in net assets derived from capital share transactions	94,471,214

Net increase (decrease) in net assets	94,931,860

Net Assets
Beginning of period	—

End of period	$94,931,860

Undistributed net investment income at end of period	$286,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Initial Class	May 1, 2017** through June 30, 2017*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	0.02

Total from investment operations	0.05

Net asset value at end of period	$10.05

Total investment return (b)(c)	0.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84	%††
Net expenses	0.37	%††
Portfolio turnover rate (d)	58%
Net assets at end of period (in 000’s)	$94,478

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 29% for the period ended June 30, 2017.

Service Class	May 1, 2017** through June 30, 2017*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.04

Net asset value at end of period	$10.04

Total investment return (b)(c)	0.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	%††
Net expenses	0.62	%††
Portfolio turnover rate (d)	58%
Net assets at end of period (in 000’s)	$454

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 29% for the period ended June 30, 2017.

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

21

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended June 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

22	MainStay VP Indexed Bond Portfolio

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily

23

Notes to Financial Statements (Unaudited) (continued)

fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the period ended June 30, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money. The Portfolio is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no

24	MainStay VP Indexed Bond Portfolio

assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of June 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$216	$216

Total Fair Value		$216	$216

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(12,109)	$(12,109)

Total Fair Value		$(12,109)	$(12,109)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(6,214)	$(6,214)

Total Realized Gain (Loss)		$(6,214)	$(6,214)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures transactions	$(11,893)	$(11,893)

Total Change in Unrealized Appreciation (Depreciation)		$(11,893)	$(11,893)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$3,048,164	$3,048,164
Futures Contracts Short	$(922,500)	$(922,500)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the period ended June 30, 2017, the effective management fee rate was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. Total Annual Portfolio Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until

25

Notes to Financial Statements (Unaudited) (continued)

May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the period ended June 30, 2017, New York Life Investments earned fees from the Portfolio in the amount of $38,811.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Capital.  As of June 30, 2017, New York Life and its affiliates beneficially held shares of the Portfolio with values and percentages of net assets as follows:

Initial Class	$979,875	1.0%
Service Class	25,100	5.5

Note 4–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 5–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee, under a credit agreement for which Bank of New York Mellon served as agent, was at an annual rate of 0.15% of the average commitment amount. During the period ended June 30, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement for which Bank of New York Mellon served as agent.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended June 30, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended June 30, 2017, purchases and sales of U.S. government securities were $109,943 and $50,966, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $32,509 and $1,545, respectively.

Note 8–Capital Share Transactions

Transactions in capital shares for the period ended June 30, 2017 were as follows:

Initial Class	Shares	Amount
Period ended June 30, 2017 (a):
Shares sold	9,598,804	$95,974,727
Shares redeemed	(194,204)	(1,956,609)

Net increase (decrease)	9,404,600	$94,018,118

Service Class	Shares	Amount
Period ended June 30, 2017 (a):
Shares sold	45,692	$458,186
Shares redeemed	(507)	(5,090)

Net increase (decrease)	45,185	$453,096

(a)	Inception date was May 1, 2017.

Note 9–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial

26	MainStay VP Indexed Bond Portfolio

statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 and applies to shareholder reports for funds with fiscal periods ending after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the period ended June 30, 2017, events and transactions subsequent to June 30, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of the independent trustees, initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreements. At its March 21, 2017 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors specifically in connection with the contract review process that took place in advance of the March 2017 meeting, which included responses from New York Life Investments and NYL Investors to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and NYL Investors on the fees charged to any other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to those proposed for the Portfolio, including MainStay Indexed Bond Fund, which is subadvised by NYL Investors and has materially identical investment strategies as the Portfolio, and the rationale for any differences in the Portfolio’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered relevant information previously provided to the Board in connection with its review of the investment advisory and subadvisory agreements for other MainStay Funds.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the proposed portfolio managers for the Portfolio and the historical investment performance of products managed by such portfolio managers with similar investment strategies to the Portfolio, including MainStay Indexed Bond Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including NYL Investors, from their relationships with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows, and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s anticipated fees and expenses and those of identified peer funds are imprecise given different terms of agreements and variations in fund strategies, the Board considered the reasonableness of the Portfolio’s proposed management fee and anticipated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Agreements were based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory and subadvisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, will have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments will devote significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of NYL Investors. The Board also considered the full range of services that New York Life Investments will supply to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that additional information about the non-advisory services provided by New York Life Investments is set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, and shareholder privacy resources that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the MainStay VP Funds Trust’s officers.

28	MainStay VP Indexed Bond Portfolio

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors proposed to provide to the Portfolio. The Board evaluated NYL Investors’ experience in managing other portfolios, including those with similar investment strategies to the Portfolio, such as MainStay Indexed Bond Fund. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel and other resources designed to benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Portfolio had no investment performance track record because the Portfolio had not yet commenced investment operations. The Board discussed with management and the Portfolio’s proposed portfolio management team the Portfolio’s investment process, strategies and risks, recognizing that these would be materially identical to MainStay Indexed Bond Fund. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio, including MainStay Indexed Bond Fund. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by NYL Investors.

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and NYL Investors

The Board considered the anticipated costs of the services to be provided by New York Life Investments and NYL Investors under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including NYL Investors, from their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered the anticipated cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and NYL Investors and the expected profits to be realized by New York Life Investments and its affiliates, including NYL Investors, from their relationships with the Portfolio, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments will be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that the ability to maintain a strong financial position is important for New York Life Investments and NYL Investors to be able to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio will benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s likely profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, from their relationships with the Portfolio. The Board recognized, for example, the potential benefits to NYL Investors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to NYL Investors in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board noted that New York Life Investments designed the Portfolio to serve as an investment option under variable contracts issued by affiliates of New York Life Investments that would receive certain fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates would also earn revenues from

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the anticipated profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the contract review process. The Board noted that, although it assessed the overall anticipated profitability of the Portfolio to New York Life Investments and its affiliates, including NYL Investors as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates, including NYL Investors, under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio supported the Board’s decisions to approve the Agreements.

Extent to Which Economies of Scale May Be Realized if the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other MainStay Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments, including MainStay Indexed Bond Fund, and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure if the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life

Investments, because the fees to be paid to NYL Investors will be paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. In this regard, the Board took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the potential impact of any contractual breakpoints, voluntary waivers, and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board noted that the management and subadvisory fees proposed for the Portfolio would be equivalent to those of MainStay Indexed Bond Fund.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

30	MainStay VP Indexed Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2017 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1744028	MSVPIN10-08/17 (NYLIAC) NI555

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	September 5, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 5, 2017

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.